UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

DAVID C. MAHAFFEY, ESQ.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

[Insert Shareholder Reports]

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -1.01%, -1.17%, and -1.17%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -0.04%.

MARKET ENVIRONMENT/CONDITIONS

The established pattern of global growth, gradually strengthening with considerable regional variations, remained intact during the first half of the year. The mood of the market likewise remained unchanged: decidedly skittish, as demonstrated by the weaker performance of ‘riskier’ stocks and markets from January onwards. However, we found the absence of disaster noteworthy: the extreme events so frequently mooted by market commentators or the media have not materialised. After all, Europe remains intact, America remains solvent and China is still growing at an enviable rate. The most interesting macroeconomic change we observed during the beginning of the year was the wearing thin of policymakers’ patience where the recovery is weakest, leading to a shift in emphasis from austerity to growth in several countries from Japan to the United Kingdom (“U.K.”).

Perhaps it is surprising that this shift has taken so long: the immediate costs of further stimulus are made inconsequential by the persistence of exceptionally low government bond yields, and the imminent costs of doing nothing are mounting. The U.K. has been the most obvious victim of the Paradox of Thrift; broadly, the phenomenon whereby everyone prudently tries to save more money during times of economic recession, yet this causes aggregate demand to fall, in turn lowering total savings in the population because of the decrease in consumption and economic growth. Vigorous attempts to reduce the fiscal deficit have depressed confidence and growth to the point of being self-defeating. Faced with looming political oblivion, the British government may even be tempted to change its mind. Indeed it recently proposed measures to stimulate growth through the housing market. In a similar vein, pressure exerted by French President Hollande on the European Commission is likely to result in easier budget targets. Politicians around Europe will have taken notice of the elections in Italy, where a 25% vote for the movement founded by comedian Beppe Grillo only three years ago demonstrated the depth of disillusionment with the establishment, particularly amongst the young. It also reminded us, in a similar way to the Arab Spring and the Occupy movement, of the novel power of social media to turn protest into a genuine force.

In Japan, new Prime Minister Abe is orchestrating a concerted national effort to achieve ‘escape velocity’ from deflation, and in doing so hopes to initiate a virtuous cycle of confidence and growth. The trigger for change may have been the persistent strength of the yen, which fed a perception that Japan has suffered from the unconventional stimulus pursued elsewhere. After a long fallow period, the Japanese stock market is certainly paying attention to Abe’s plans; but for us, what matters are company fundamentals, and only time will tell whether the governor of the Bank of Japan’s promise to “do whatever it takes” to end 15 years of deflation was enough.

The bears may be on firmer ground when it comes to China. There are definite signs of slowing growth as well as stress in the money markets. But the operative word is growth. If China bears are looking for outright recession, they will have to wait a little longer to indulge their schadenfreude. In the meantime, we anticipate that the consumer economy will continue to evolve, ultimately benefiting many of the companies in the Portfolio such as branded snack company Want Want (China) and the luxury fashion house Burberry (U.K.). The immediate fortunes of companies in the somewhat battered Materials and Energy sectors, such as Rio Tinto (U.K.), are perhaps more parlous; but again, despite accusations of over-investment (of which there are undeniable pockets), the overall development of Chinese infrastructure and need for improvement of the housing stock is far from over, and the U.S. recovery needs to be factored in. Notwithstanding the world’s growing fixation with all things Chinese and Asian, the U.S. still matters a lot.

All in all, things are not great but they have been much worse. We are no longer suffering fretfully through an environment of clear and present danger, and tail risks have dissipated. There remain genuine problems and difficult structural issues in the Developed Markets that must be tackled, but political will and drive to do so seems to be on the increase. Companies are healthy and have access to capital. As the ascent of smartphones and pervasive data continues, new business models are mushrooming, and simply obtaining access to customers has become far easier for budding entrepreneurs - an immense change for people in the poorer countries of the world. Our looming demographic issues pose challenges but health care technology is developing at such an impressive rate that, even if we are all getting old, we can expect to remain terribly sprightly.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Over the past six months, the Portfolio underperformed the MSCI ACWI (All Countries World Index) ex-U.S. Due to the bottom-up nature of the Portfolio, the majority of relative performance was driven by stock selection. Specifically, stock selection in stocks listed in the U.K. and Developed Asia hurt relative performance whilst stock selection in stocks listed in Continental Europe and Emerging Markets was most helpful over the period.

In terms of detractors from performance, a strong theme of stocks in the Materials and Energy sectors emerges. Rio Tinto (U.K.), China Shenhua Energy (China), Antofagasta (U.K.), and Tullow Oil (U.K.) were all among the top five detractors over the period. Fears of a slowing China dampened prices in commodities such as iron ore, coal, and copper; so the stocks exposed to these resources fell. The Materials and Energy sectors have been the weakest over the past six months by a considerable margin, and although the Portfolio is underweight in both of these sectors, performance was still affected negatively. With regard to Tullow Oil specifically, its share price performance is very much aligned to its success in drilling for oil, and

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

as this has been quiet of late, the share price has been weak. However, its long term track record in drilling is exceptional and we remain enthused about the long-term prospects of the company.

Samsung Electronics (South Korea) was also a detractor over the period. Despite strong initial demand for its latest flagship smartphone, the Galaxy S4, markets worried that sales had dropped off quickly. We continue to feel, however, that there is so much more to Samsung than monthly sales figures of one of its phones. The company has become dominant in supplying high-tech components for mobile and computing devices, whether this is DRAM (Dynamic Random Access Memory), NAND (storage technology that does not require power to retain data) Flash, display or integrated processors. The fact that Apple is once again turning to Samsung to supply the display for the latest iPad is a good indication of the success it has achieved.

On a more positive note, despite Emerging Markets being a laggard on an absolute basis relative to other regions, several of the Portfolio’s holdings performed well and were amongst the top contributors. Naspers (South Africa) posted strong results, with annual profits rising by 20% in its fiscal year ended March 31, 2013, thanks in large part to its holdings in Chinese internet company Tencent and Russian internet group, Mail.ru. Naspers continues to expand its geographic footprint in Emerging Markets, and operates in sectors from pay television to e-commerce. Magnit (Russia) continued its meteoric rise, and, as such, we reduced the holding slightly given that the valuation now reflects more optimism about its future growth prospects. It has grown to become Russia’s largest food retailer in terms of sales, profits, and number of stores. A track record of delivering on promises, strong corporate governance, and good communication means that recent management guidance of doubling the existing store base by 2018 is being taken seriously. If successful, this would give the company 15% of the Russian domestic market. Online marketplace, Mercadolibre (Brazil) performed well after recent results showed a reacceleration in their major market, Brazil. Registered users were up 23% year-on-year, while payment volumes and gross merchandise increased by 38% and 30% respectively. The company now has around 15% of the Latin American eCommerce market.

Other notable contributors included Ryanair (U.K.), which is arguably Europe’s most successful airline. The company announced record profits during the second quarter and increased full year guidance. In addition, news of plans to order 175 new B737-800 planes at a discounted price similar to the last order in 2005 was taken positively by the market.

Finally, in Japan, the positive contributions of Fast Retailing, Rakuten, and Olympus can largely be ascribed to political and central bank action, which has been more coordinated than that in Europe, as the Japanese stock market rallied on promises of sustained intervention against deflation.

We made several new purchases for the Portfolio, as well as having sold out of some holdings completely over the past six months. Embraer (Brazil), a new position, is a global jet manufacturer which happens to be based in Brazil. It has a strong competitive position with a market share of approximately 45% in the regional commercial jet market and operates in a duopoly market with Bombardier. We think that the industry backdrop for regional jets is favourable with a significant number of regional jets needing to be upgraded. Management have a track record of producing reliable (rather than innovative) products that customers like. Embraer’s management has a focus on running the business for the long-term, with little regard to short-term business fluctuations. The company has a strong balance sheet, which is important given that orders can be lumpy.

Another new holding in the Portfolio is Fanuc (Japan), which manufactures factory automation systems and robots. It is particularly strong in CNCs (Computer Numeric Controls), which are specialised computers that are attached to machine tools and synchronise the movements and actions of the machine.

Standard Chartered (U.K.) is a bank with a strong position in attractive, growing markets in Asia and the Middle East, which should allow it to generate above-average rates of profit growth and returns for many years. We think its performance through the financial crisis has strengthened its franchise in many of these faster growing regions. Given that the bank also enjoys a strongly capitalized balance sheet, we took a holding for the Portfolio.

Toyota Tsusho (Japan) is a trading company affiliated to the Toyota Motor group. Approximately two-thirds of profits come from its association to the car maker, but the most exciting element is its network of car dealerships in developing economies. In Africa, for example, it is benefiting from growing demand for new cars and parts and typically operates as a local monopoly supplier. Last year, Toyota Tsusho acquired CFAO (France), a very similar business but with links to a wider group of car makers and a more entrenched position in Africa. CFAO is a business we know well, and the acquisition is an excellent strategic fit. It should generate synergies and will greatly strengthen its management and product offering. We believe the market fails to understand the fundamental differences between Toyota Tsusho and other Japanese trading houses and the transformational nature of the CFAO deal.

We sold a holding in Cheung Kong (China), which is exposed to the real estate market in Hong Kong, where prices are high and volumes are low. It also has exposure to ports, retail, and telecom businesses through its stake in Hutchison Whampoa. The valuation of the shares seems to imply quite a lot of optimism about these businesses, and so we used proceeds from the sale of this holding to invest in higher conviction ideas.

We also sold the Portfolio’s holding in gold miner Eldorado Gold (Canada). It was bought on the premise that monetary policy and economic uncertainty around the world could push the gold price up to new highs and that, with a growing production profile, Eldorado offered an attractive way to gain exposure to this trend. In the event, the gold price has fallen as fears of an imminent economic collapse have receded, and this has been compounded by a series of

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

operational disappointments in the company. With no strong conviction in the medium-term direction of gold price and as our faith in the operational performance of Eldorado has been substantially dented, we decided to sell.

We also sold the Portfolio’s shares in Aixtron (Germany), which is one of the two main global manufacturers of equipment used to make LEDs (Light Emitting Diode). Aixtron’s operations have been struggling for some time against a deep cyclical downturn. We also had some concerns about new Chinese competition emerging but in general had been happy to await a recovery. However, news that two members of its Supervisory Board resigned suddenly, including one of the founders and a large shareholder, raised concerns that there may be a more structural challenge to the development of this business.

We decided to sell Petrobras (Brazil) as we have growing concerns over whether it will be able to exploit its excellent asset base and also over the extent to which the Brazilian government will put national interests ahead of returns to minority shareholders.

The output of our bottom-up stock selection has resulted in the Portfolio’s most overweight position being in Industrials. This sector has a wide assortment of names that we find attractive, from the elevator and escalator business Kone (Finland), to the industrial compressor business Atlas Copco (Sweden), to low-cost airline Ryanair (U.K.). The Portfolio is also overweight the Information Technology and Consumer Staples sectors. Samsung Electronics (South Korea), TSMC (Taiwan) and ARM Holdings (U.K.) are all dominant players in the markets they operate in, whether it be in flash memory and mobile phones for Samsung, to chip architecture for ARM. In terms of Consumer Staples, the Portfolio has holdings in an assortment of quality businesses that are exposed to the Emerging consumer. BIM (Turkey) is a hard discount supermarket based in Turkey; Magnit (Russia) is a leading supermarket in Russia, and Pricesmart is a member’s-only retail warehouse in Central America. The output of our bottom-up stock selection process has resulted in the Portfolio’s most underweight sector position being in Financials. Whilst the Portfolio has a number of Financial holdings in the Emerging Markets and in Developed Asia, the only European bank held is Svenska Handelsbanken (Sweden), the traditional and well capitalized Swedish bank that has operated a conservative loan book for decades. The Portfolio has no exposure to Utilities, where we believe the growth and return characteristics are relatively dull.

Gerald Smith

Angus Franklin

Jonathan Bates

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-1.01	13.55	-4.67	4.09
Class B	-1.17	13.32	-4.90	3.84
Class E	-1.17	13.38	-4.82	3.94
MSCI All Country World ex-U.S. Index	-0.04	13.63	-0.80	8.62

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8
Nestle S.A.	2.8
Naspers, Ltd.	2.8
Samsung Electronics Co., Ltd.	2.4
Svenska Handelsbanken AB	2.4
Kone Oyj	2.2
British American Tobacco plc	2.0
Rio Tinto plc	2.0
Atlas Copco AB (Series B)	1.9
MercadoLibre, Inc.	1.8

Top Countries

% of Long Term Investments
United Kingdom	20.9
Japan	10.0
China	5.6
Sweden	5.3
Australia	4.7
Germany	4.4
South Korea	3.8
South Africa	3.7
Finland	3.6
Taiwan	3.6

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.78%	$1,000.00	$989.90	$3.85
	Hypothetical*	0.78%	$1,000.00	$1,020.87	$3.91

Class B(a)	Actual	1.03%	$1,000.00	$988.30	$5.08
	Hypothetical*	1.03%	$1,000.00	$1,019.62	$5.16

Class E(a)	Actual	0.93%	$1,000.00	$988.30	$4.58
	Hypothetical*	0.93%	$1,000.00	$1,020.12	$4.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—98.5% of Net Assets

Security Description	Shares	Value

Argentina—1.8%
MercadoLibre, Inc. (a)	305,100	$32,877,576

Australia—4.7%
Brambles, Ltd.	2,699,158	22,971,036
Cochlear, Ltd.	274,533	15,406,028
James Hardie Industries NV (a)	2,036,075	17,389,560
Treasury Wine Estates, Ltd.	2,934,567	15,578,261
Woolworths, Ltd.	545,520	16,306,258

		87,651,143

Belgium—0.6%
Groupe Bruxelles Lambert S.A.	139,933	10,566,761

Brazil—1.0%
Embraer S.A. (ADR)	247,681	9,136,952
Itau Unibanco Holding S.A. (ADR)	818,290	10,572,307

		19,709,259

Canada—3.2%
Cenovus Energy, Inc.	318,499	9,085,262
Fairfax Financial Holdings, Ltd.	80,069	31,486,295
Ritchie Bros. Auctioneers, Inc. (a)	509,626	9,795,012
Westport Innovations, Inc. (a) (b)	302,851	10,208,299

		60,574,868

China—5.5%
Baidu, Inc. (ADR) (a) (b)	229,200	21,666,276
China Mobile, Ltd.	1,750,000	18,232,543
China Shenhua Energy Co., Ltd.	6,223,500	15,639,600
Kunlun Energy Co., Ltd.	15,367,132	27,115,306
Want Want China Holdings, Ltd. (a)	15,382,626	21,605,031

		104,258,756

Denmark—2.0%
DSV A/S	864,812	21,022,449
Novozymes A/S	517,776	16,562,545

		37,584,994

Finland—3.6%
Kone Oyj (a)	513,702	40,721,960
Sampo Oyj	690,537	26,798,452

		67,520,412

France—3.4%
Cie Generale d’Optique Essilor International S.A.	254,794	27,092,682
Edenred S.A. (a)	595,720	18,222,337
Lafarge S.A. (a)	294,243	17,997,755

		63,312,774

Germany—4.3%
Brenntag AG (a)	117,311	17,814,237
Continental AG	149,679	19,943,740

Germany—(Continued)
Deutsche Boerse AG	356,718	$23,483,218
Sky Deutschland AG (b)	2,879,333	20,043,468

		81,284,663

Hong Kong—2.4%
Hang Seng Bank, Ltd.	1,066,800	15,710,064
Hong Kong Exchanges & Clearing, Ltd. (a)	1,914,000	28,678,264

		44,388,328

India—0.7%
Infrastructure Development Finance Co., Ltd.	5,752,537	12,312,478

Ireland—2.5%
CRH plc	774,129	15,667,101
Ryanair Holdings plc (ADR) (b)	622,235	32,063,770

		47,730,871

Japan—9.9%
Fanuc Corp.	125,500	18,198,401
Fast Retailing Co., Ltd.	71,400	24,084,832
Mitsui & Co., Ltd.	943,000	11,848,228
Olympus Corp.	712,300	21,656,846
Rakuten, Inc.	2,303,000	27,241,079
Shimano, Inc. (a)	198,600	16,861,538
SMC Corp.	114,500	23,059,895
Tokyo Electron, Ltd.	273,800	13,860,325
Toyota Tsusho Corp.	516,600	13,320,433
Trend Micro, Inc.	490,400	15,577,031

		185,708,608

Netherlands—2.8%
Heineken Holding NV	419,645	23,506,707
Unilever NV	750,199	29,427,930

		52,934,637

Norway—1.4%
Aker Solutions ASA	968,500	13,150,607
Seadrill, Ltd. (a)	344,237	13,885,026

		27,035,633

Peru—1.0%
Credicorp, Ltd.	140,726	18,007,299

Portugal—0.4%
Galp Energia, SGPS, S.A.	468,009	6,926,789

Russia—2.3%
Magnit OAO (GDR)	497,695	28,272,805
Sberbank of Russia (ADR) (b)	1,362,889	15,539,310

		43,812,115

Singapore—1.6%
United Overseas Bank, Ltd.	1,937,000	30,214,822

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

South Africa—3.6%
Massmart Holdings, Ltd. (a)	889,941	$16,122,874
Naspers, Ltd.	709,103	52,134,122

		68,256,996

South Korea—3.8%
Hyundai Mobis	51,216	12,194,044
NHN Corp. (b)	52,065	13,266,908
Samsung Electronics Co., Ltd.	38,974	45,743,019

		71,203,971

Spain—1.5%
Inditex S.A.	233,779	28,837,227

Sweden—5.2%
Atlas Copco AB (Series B)	1,656,195	35,325,658
Svenska Handelsbanken AB	1,107,526	44,284,424
Volvo AB (Series B) (a) (b)	1,382,666	18,428,493

		98,038,575

Switzerland—2.8%
Nestle S.A.	801,802	52,443,001

Taiwan—3.6%
Hon Hai Precision Industry Co., Ltd.	5,563,100	13,675,333
Taiwan Semiconductor Manufacturing Co., Ltd.	14,711,000	53,239,076

		66,914,409

Turkey—1.6%
BIM Birlesik Magazalar AS	790,310	17,111,755
Turkiye Garanti Bankasi AS	3,050,227	13,278,146

		30,389,901

United Kingdom—20.6%
Amlin plc	3,329,100	19,964,625
Antofagasta plc (a)	1,060,700	12,876,987
ARM Holdings plc	2,611,400	31,597,402
BG Group plc	955,000	16,298,974
BHP Billiton plc	545,800	14,018,584
British American Tobacco plc	747,911	38,407,769
Burberry Group plc	618,000	12,749,019
Capita Group plc	1,792,300	26,407,319
Experian plc	1,577,300	27,357,539
Hargreaves Lansdown plc	1,016,100	13,666,320
Petrofac, Ltd.	758,200	13,861,245
Premier Farnell plc	3,453,984	10,607,214
Prudential plc	1,738,723	28,583,985
Rio Tinto plc	929,600	38,101,093
St. James’s Place plc	1,468,302	12,115,524
Standard Chartered plc	772,280	16,673,378
Tullow Oil plc	1,800,125	27,497,772
Wolseley plc	560,878	25,958,857

		386,743,606

United States—0.7%
Pricesmart, Inc. (a)	148,602	$13,021,993

Total Common Stock (Identified Cost $1,740,944,258)		1,850,262,465

Short Term Investments—11.2%

United States—11.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $13,113,011 on 07/01/13, collateralized by $13,395,000 Federal Home Loan Mortgage Corp. at 0.250% due 05/26/15 with a value of $13,378,256	$13,113,000	13,113,000
State Street Navigator Securities Lending MET Portfolio (c)	196,346,707	196,346,707

Total Short Term Investments (Identified Cost $209,459,707)		209,459,707

Total Investments—109.7% (Identified Cost $1,950,403,965) (d)		2,059,722,172
Liabilities in excess of other assets		(181,276,305)

Net Assets—100.0%		$1,878,445,867

(a)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $192,573,585 and the collateral received consisted of cash in the amount of $196,346,707 and non-cash collateral with a value of $5,246,049. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,950,403,965. The aggregate unrealized appreciation and depreciation of investments was $202,877,613 and $(93,559,406), respectively, resulting in net unrealized appreciation of $109,318,207.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Ten Largest Industries as of June 30, 2013	% of Net Assets
Commercial Banks	8.7%
Machinery	7.8%
Semiconductors & Semiconductor Equipment	7.7%
Insurance	6.3%
Food Products	5.5%
Oil, Gas & Consumable Fuels	5.5%
Food & Staples Retailing	4.8%
Diversified Financial Services	4.0%
Media	3.8%
Trading Companies & Distributors	3.7%

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$32,877,576	$—	$—	$32,877,576
Australia	—	87,651,143	—	87,651,143
Belgium	—	10,566,761	—	10,566,761
Brazil	19,709,259	—	—	19,709,259
Canada	60,574,868	—	—	60,574,868
China	21,666,276	82,592,480	—	104,258,756
Denmark	—	37,584,994	—	37,584,994
Finland	—	67,520,412	—	67,520,412
France	—	63,312,774	—	63,312,774
Germany	—	81,284,663	—	81,284,663
Hong Kong	—	44,388,328	—	44,388,328
India	—	12,312,478	—	12,312,478
Ireland	32,063,770	15,667,101	—	47,730,871
Japan	—	185,708,608	—	185,708,608
Netherlands	—	52,934,637	—	52,934,637
Norway	—	27,035,633	—	27,035,633
Peru	18,007,299	—	—	18,007,299
Portugal	—	6,926,789	—	6,926,789
Russia	—	43,812,115	—	43,812,115
Singapore	—	30,214,822	—	30,214,822
South Africa	—	68,256,996	—	68,256,996
South Korea	—	71,203,971	—	71,203,971
Spain	—	28,837,227	—	28,837,227
Sweden	—	98,038,575	—	98,038,575
Switzerland	—	52,443,001	—	52,443,001
Taiwan	—	66,914,409	—	66,914,409
Turkey	—	30,389,901	—	30,389,901
United Kingdom	—	386,743,606	—	386,743,606
United States	13,021,993	—	—	13,021,993
Total Common Stock	197,921,041	1,652,341,424	—	1,850,262,465
Short Term Investments
United States	196,346,707	13,113,000	—	209,459,707
Total Investments	$394,267,748	$1,665,454,424	$—	$2,059,722,172

Collateral for Securities Loaned (Liability)	$—	$(196,346,707)	$—	$(196,346,707)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,059,722,172
Cash	801
Cash denominated in foreign currencies (c)	2,230,200
Receivable for:
Investments sold	10,981,591
Fund shares sold	958,260
Dividends and interest	3,180,407

Total Assets	2,077,073,431
Liabilities
Payable for:
Fund shares redeemed	341,145
Collateral for securities loaned	196,346,707
Accrued expenses:
Management fees	1,092,134
Distribution and service fees	89,749
Deferred trustees’ fees	74,735
Other expenses	683,094

Total Liabilities	198,627,564

Net Assets	$1,878,445,867

Net assets consist of:
Paid-in surplus	$2,202,764,261
Undistributed net investment income	17,085,522
Accumulated net realized losses	(450,552,735)
Unrealized appreciation on investments and foreign currency transactions	109,148,819

Net Assets	$1,878,445,867

Net Assets
Class A	$1,444,359,376
Class B	409,385,932
Class E	24,700,559
Capital Shares Outstanding*
Class A	159,886,953
Class B	45,946,286
Class E	2,760,404
Net Asset Value, Offering and Redemption Price Per Share
Class A	$9.03
Class B	8.91
Class E	8.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,950,403,965.
(b)	Includes securities on loan with a value of $192,573,585.
(c)	Identified cost of cash denominated in foreign currencies was $2,366,027.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$26,258,415
Securities lending income	2,077,379
Interest	2,771

Total investment income	28,338,565
Expenses
Management fees	6,927,386
Distribution and service fees—Class B	267,623
Distribution and service fees—Class E	19,862
Administration fees	15,659
Trustees’ fees and expenses	17,220
Custodian and accounting	568,983
Audit and tax services	23,036
Legal	16,905
Shareholder reporting	65,133
Insurance	967
Miscellaneous	41,385

Total expenses	7,964,159
Less management fee waivers	(873,236)

Net expenses	7,090,923

Net Investment Income	21,247,642

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	867,745
Foreign currency transactions	(614,535)

Net realized gain	253,210

Net change in unrealized depreciation on:
Investments	(50,361,562)
Foreign currency transactions	(158,259)

Net change in unrealized depreciation	(50,519,821)

Net realized and unrealized loss	(50,266,611)

Net Decrease in Net Assets From Operations	$(29,018,969)

(a)	Net of foreign taxes of $2,573,429.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,247,642	$22,849,411
Net realized gain (loss)	253,210	(26,381,556)
Net change in unrealized appreciation (depreciation)	(50,519,821)	211,663,014

Increase (decrease) in net assets from operations	(29,018,969)	208,130,869

From Distributions to Shareholders
Net investment income
Class A	(24,733,409)	(9,552,157)
Class B	(1,391,154)	(1,051,687)
Class E	(402,216)	(327,600)

Total distributions	(26,526,779)	(10,931,444)

Increase in net assets from capital share transactions	333,040,546	665,354,920

Total increase in net assets	277,494,798	862,554,345

Net Assets
Beginning of the period	1,600,951,069	738,396,724

End of the period	$1,878,445,867	$1,600,951,069

Undistributed Net Investment Income
End of the period	$17,085,522	$22,364,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	10,084,533	$95,420,803	87,751,405	$746,036,157
Reinvestments	2,723,944	24,733,409	1,118,520	9,552,157
Redemptions	(11,995,895)	(113,881,443)	(9,093,856)	(80,195,992)

Net increase	812,582	$6,272,769	79,776,069	$675,392,322

Class B
Sales	670,887	$6,234,392	1,027,524	$8,388,320
Shares issued through acquisition	36,865,244	343,584,075	0	0
Reinvestments	155,090	1,391,154	124,755	1,051,687
Redemptions	(2,437,209)	(22,860,611)	(2,006,400)	(16,946,656)

Net increase (decrease)	35,254,012	$328,349,010	(854,121)	$(7,506,649)

Class E
Sales	79,606	$746,835	400,246	$3,272,988
Reinvestments	44,691	402,216	38,723	327,600
Redemptions	(291,268)	(2,730,284)	(725,097)	(6,131,341)

Net decrease	(166,971)	$(1,581,233)	(286,128)	$(2,530,753)

Increase derived from capital share transactions		$333,040,546		$665,354,920

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.28		$7.87	$9.98	$9.45	$7.80	$16.04

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.16	0.10	0.10	0.14	0.22
Net realized and unrealized gain (loss) on investments	(0.20)		1.37	(2.04)	0.57	1.57	(6.51)

Total from Investment Operations	(0.09)		1.53	(1.94)	0.67	1.71	(6.29)

Less Distributions
Distributions from net investment income	(0.16)		(0.12)	(0.17)	(0.14)	(0.06)	(0.40)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.55)

Total Distributions	(0.16)		(0.12)	(0.17)	(0.14)	(0.06)	(1.95)

Net Asset Value, End of Period	$9.03		$9.28	$7.87	$9.98	$9.45	$7.80

Total Return (%) (b)	(1.01	)(c)	19.52	(19.87)	7.21	22.17	(44.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.91	0.95	0.94	0.96	0.95
Net ratio of expenses to average net assets (%) (e)	0.78	(d)	0.81	0.90	0.91	0.93	0.92
Ratio of net investment income to average net assets (%)	2.43	(d)	1.83	1.06	1.10	1.74	1.96
Portfolio turnover rate (%)	12	(c)	62	96	140	147	195
Net assets, end of period (in millions)	$1,444.4		$1,476.3	$623.9	$1,183.7	$975.1	$736.6

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.15		$7.75	$9.84	$9.33	$7.69	$15.83

Income (Loss) from Investment Operations
Net investment income (a)	0.12	(f)	0.14	0.08	0.07	0.12	0.17
Net realized and unrealized gain (loss) on investments	(0.23)		1.35	(2.03)	0.56	1.55	(6.40)

Total from Investment Operations	(0.11)		1.49	(1.95)	0.63	1.67	(6.23)

Less Distributions
Distributions from net investment income	(0.13)		(0.09)	(0.14)	(0.12)	(0.03)	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.55)

Total Distributions	(0.13)		(0.09)	(0.14)	(0.12)	(0.03)	(1.91)

Net Asset Value, End of Period	$8.91		$9.15	$7.75	$9.84	$9.33	$7.69

Total Return (%) (b)	(1.17	)(c)	19.37	(20.13)	6.86	21.89	(44.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(d)	1.16	1.20	1.19	1.21	1.20
Net ratio of expenses to average net assets (%) (e)	1.03	(d)	1.06	1.15	1.16	1.18	1.17
Ratio of net investment income to average net assets (%)	2.53	(d) (f)	1.68	0.87	0.86	1.47	1.52
Portfolio turnover rate (%)	12	(c)	62	96	140	147	195
Net assets, end of period (in millions)	$409.4		$97.8	$89.5	$112.5	$106.4	$79.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.19		$7.79	$9.88	$9.36	$7.72	$15.89

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.15	0.09	0.09	0.13	0.19
Net realized and unrealized gain (loss) on investments	(0.21)		1.35	(2.03)	0.56	1.55	(6.43)

Total from Investment Operations	(0.10)		1.50	(1.94)	0.65	1.68	(6.24)

Less Distributions
Distributions from net investment income	(0.14)		(0.10)	(0.15)	(0.13)	(0.04)	(0.38)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.55)

Total Distributions	(0.14)		(0.10)	(0.15)	(0.13)	(0.04)	(1.93)

Net Asset Value, End of Period	$8.95		$9.19	$7.79	$9.88	$9.36	$7.72

Total Return (%) (b)	(1.17	)(c)	19.39	(19.98)	7.04	21.96	(44.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.06	1.10	1.09	1.11	1.10
Net ratio of expenses to average net assets (%) (e)	0.93	(d)	0.96	1.05	1.06	1.08	1.07
Ratio of net investment income to average net assets (%)	2.26	(d)	1.79	0.97	0.99	1.59	1.64
Portfolio turnover rate (%)	12	(c)	62	96	140	147	195
Net assets, end of period (in millions)	$24.7		$26.9	$25.0	$36.5	$40.8	$37.3

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(f)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $13,113,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$208,290,298	$0	$225,231,069

During the six months ended June 30, 2013, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $18,099,034 and are included above.

With respect to the Portfolio’s merger with Met Investors Series Trust American Funds International Portfolio (see Note 8) on April 26, 2013, the Portfolio acquired equity securities with a cost of $334,864,216 that are not included in the above non-U.S. Government purchases.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$6,927,386	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next $400 million
0.150%	Of the next $100 million
0.100%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$10,931,444	$22,234,154	$—	$—	$—	$—	$10,931,444	$22,234,154

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$26,320,004	$—	$149,950,486	$(414,093,824)	$(30,909,894)	$(268,733,228)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated short-term capital losses were $20,645,783 and the accumulated long-term capital losses were $10,264,111. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$244,761,550	$414,093,824

8. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,514,112,574, $98,152,323, and $26,620,393 respectively, acquired all of the assets and liabilities of American Funds International Portfolio of the Met Investors Series Trust (“American Funds International”).

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The acquisition was accomplished by a taxable exchange of 36,865,244 Class B shares of the Portfolio (valued at $343,584,075) for 41,617,864 Class C shares of American Funds International. Each shareholder of American Funds International received Class B shares of the Portfolio at the Class B’s NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the American Funds International Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the American Funds International Portfolio. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

American Funds International’s net assets on April 26, 2013, were $343,584,075, all for Class C shares, with investments valued at $334,864,216. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value. The fair value of the investments received by the Portfolio became the new cost basis of the investments in the Portfolio.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,982,469,365.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Net investment income	$20,475,730	(a)
Net realized and unrealized loss on investments	(42,609,035	)(b)

Net decrease in net assets from operations	$(22,133,305)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of American Funds International that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$21,247,642 as reported June 30, 2013, plus $(428,522) American Funds International pre-merger, minus $724,668 in higher net advisory fees, plus $334,481 in lower distribution and service fees, plus $46,797 of pro-forma eliminated other expenses.
(b)	$109,148,819 unrealized appreciation, as reported June 30, 2013, minus $184,533,324 pro-forma December 31, 2012 unrealized appreciation, plus $253,210 net realized gain as reported, plus $32,522,260 in net realized gain from American Funds International pre-merger.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the respective Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of American Funds International Portfolio (“MIST Portfolio”), a series of the Met Investors Series Trust, by Baillie Gifford International Stock Portfolio (“MSF Portfolio”), in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio.	36,000,453.571	1,220,088.609	3,856,140.84	41,076,683.020

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, E, and G shares of the Barclays Aggregate Bond Index Portfolio returned -2.69%, -2.71%, -2.68%, and -2.75%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.44%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (the “FOMC”) met four times during the six month period and held the target range for the Federal Funds Rate at 0% to 0.25%, a range set in December 2008. The FOMC observed signs of economic improvement with both household and business spending strengthening. The FOMC pledged to continue to purchase agency mortgage-backed securities (“MBS”) at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month. Additionally, the FOMC vowed to maintain the program of reinvesting principal payments from its retained agency debt and agency MBS into agency MBS. The FOMC also promised to continue rolling over maturing Treasury securities at auction. Following the June meeting, the FOMC added new guidance to its statement, noting that the low range for the federal funds rate was appropriate at least as long as the unemployment rate remained above 6.5%. The FOMC vowed that when it begins to remove policy accommodation, its strategy would consist of a balanced approach with the longer-run goals of maximizing employment and attaining an inflation rate of 2%.

U.S. bonds fell during the six-month period, as signs of an improving economy and the Federal Reserve news dampened the appeal of fixed income securities. By June 30, 2013, the yield curve steepened from where it ended 2012. The 2-year Treasury finished at 0.36% (up from 0.25% on December 31, 2012), and the 30-year Treasury finished at 3.50% (up from 2.95% on December 31, 2012).

Crude oil prices fluctuated during the six-month period. After posting a high of approximately $98 per barrel and a low of $87 per barrel, crude oil finished the period at approximately $97 per barrel.

All Index sectors posted negative total returns for the six-month period. The Asset-Backed Securities (“ABS”) sector was the strongest relative performing Index sector for the period on a total return basis. Total returns for the Index sectors were: -0.76% for ABS; -1.31% for Commercial Mortgage-Backed Securities (“CMBS”); -2.01% for MBS; -2.11% for Treasury; -3.07% for Government-Related; and -3.41% for Corporate.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Tresa Lau

Tomas Cambara

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	-2.69	-1.06	4.89	4.26	—
Class B	-2.71	-1.32	4.63	4.01	—
Class E	-2.68	-1.22	4.73	4.11	—
Class G	-2.75	-1.36	—	—	4.28
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Notes	28.0
Fannie Mae 30 Yr. Pool	10.2
U.S. Treasury Bonds	8.2
Freddie Mac 30 Yr. Gold Pool	5.7
Ginnie Mae I 30 Yr. Pool	5.5
Fannie Mae 15 Yr. Pool	2.5
Federal National Mortgage Association	2.4
Freddie Mac 15 Yr. Gold Pool	1.9
Ginnie Mae II 30 Yr. Pool	1.7
Federal Home Loan Mortgage Corp.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	71.5
Corporate Bonds & Notes	24.0
Foreign Government	1.9
Mortgage-Backed Securities	1.8
Municipals	0.6
Asset-Backed Securities	0.2

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate Bond Index Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.28%	$1,000.00	$973.10	$1.37
	Hypothetical*	0.28%	$1,000.00	$1,023.41	$1.40

Class B(a)	Actual	0.53%	$1,000.00	$972.90	$2.59
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class E(a)	Actual	0.43%	$1,000.00	$973.20	$2.10
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class G(a)	Actual	0.58%	$1,000.00	$972.50	$2.84
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—70.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.5%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	6,369,869	$6,412,858
2.500%, 02/01/28	4,720,438	4,753,753
2.500%, 07/01/28	2,975,000	2,993,224
3.000%, 01/01/27	2,871,374	2,955,986
3.000%, 02/01/27	4,746,465	4,887,203
3.000%, 03/01/27	2,374,210	2,444,607
3.500%, 02/01/26	4,498,515	4,691,227
3.500%, 03/01/26	1,799,415	1,876,501
4.000%, 04/01/19	291,658	307,113
4.000%, 05/01/19	582,536	613,404
4.000%, 01/01/20	506,319	533,090
4.000%, 06/01/24	1,232,855	1,298,015
4.000%, 08/01/25	1,809,756	1,906,030
4.500%, 07/01/18	863,571	915,067
4.500%, 05/01/19	262,969	278,657
4.500%, 08/01/24	1,330,492	1,409,797
4.500%, 06/01/25	2,367,755	2,509,555
5.000%, 06/01/18	235,923	251,207
5.000%, 01/01/19	525,562	559,690
5.000%, 02/01/20	520,138	553,911
5.000%, 01/01/22	651,343	693,155
5.000%, 02/01/24	1,845,310	1,964,301
5.500%, 11/01/17	112,051	119,988
5.500%, 02/01/18	83,415	90,070
5.500%, 04/01/18	656,635	709,024
6.000%, 09/01/13	4,573	4,582
6.000%, 10/01/13	4,158	4,176
6.000%, 03/01/14	3,550	3,567
6.000%, 06/01/14	756	762
6.000%, 07/01/14	3,107	3,137
6.000%, 09/01/17	234,584	253,236
6.500%, 06/01/14	1,357	1,368
6.500%, 04/01/17	652,907	694,265
7.000%, 02/01/14	99	100
7.500%, 08/01/15	3,093	3,204
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	2,813,077	2,842,291
3.500%, 04/01/32	3,128,168	3,240,917
4.000%, 02/01/31	1,752,831	1,832,468
4.500%, 08/01/30	1,274,862	1,348,381
5.000%, 02/01/24	526,547	566,076
5.000%, 09/01/25	423,801	455,608
5.500%, 07/01/23	298,049	323,501
5.500%, 01/01/24	189,288	205,453
5.500%, 07/01/24	552,084	600,762
7.000%, 10/01/21	26,900	29,469
Fannie Mae 30 Yr. Pool
3.000%, 08/01/42	1,986,805	1,944,589
3.000%, 09/01/42	3,186,871	3,119,156
3.000%, 11/01/42	3,773,010	3,692,841
3.000%, 12/01/42	6,589,923	6,449,901
3.000%, 01/01/43	1,796,986	1,758,803
3.000%, 02/01/43	5,756,157	5,632,472
3.000%, 03/01/43	7,820,686	7,654,077
3.000%, 07/01/43	4,000,000	3,913,810

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 12/01/40	3,343,912	$3,397,981
3.500%, 04/01/42	4,400,630	4,473,254
3.500%, 05/01/42	5,455,960	5,545,131
3.500%, 06/01/42	3,996,199	4,061,512
3.500%, 08/01/42	2,743,408	2,788,245
3.500%, 09/01/42	3,527,637	3,585,292
3.500%, 10/01/42	3,585,679	3,644,282
3.500%, 01/01/43	3,176,887	3,228,809
4.000%, 08/01/39	2,649,114	2,758,670
4.000%, 09/01/39	2,089,180	2,175,579
4.000%, 12/01/39	2,615,442	2,723,605
4.000%, 06/01/40	2,331,027	2,428,624
4.000%, 09/01/40	1,689,075	1,759,794
4.000%, 12/01/40	9,926,906	10,342,531
4.000%, 01/01/41	3,222,391	3,358,016
4.000%, 12/01/41	2,765,270	2,881,656
4.000%, 02/01/42	2,852,099	2,994,886
4.500%, 08/01/33	489,339	517,627
4.500%, 10/01/33	618,259	654,000
4.500%, 04/01/34	531,733	562,450
4.500%, 01/01/39	562,192	593,660
4.500%, 07/01/39	3,306,604	3,495,812
4.500%, 09/01/39	5,909,250	6,247,383
4.500%, 10/01/39	2,087,064	2,206,488
4.500%, 05/01/40	2,725,943	2,886,905
4.500%, 11/01/40	2,812,795	2,980,182
4.500%, 12/01/40	3,736,579	3,957,218
4.500%, 04/01/41	4,720,488	5,003,541
4.500%, 05/01/41	2,503,968	2,654,113
5.000%, 07/01/33	472,091	511,966
5.000%, 08/01/33	1,091,864	1,184,088
5.000%, 09/01/33	585,365	634,807
5.000%, 10/01/33	4,072,237	4,416,195
5.000%, 03/01/34	649,542	704,405
5.000%, 04/01/34	1,574,101	1,700,896
5.000%, 05/01/34	272,702	293,837
5.000%, 09/01/34	576,561	621,245
5.000%, 02/01/35	681,800	734,641
5.000%, 04/01/35	501,563	538,857
5.000%, 05/01/35	128,946	138,534
5.000%, 11/01/35	543,539	583,954
5.000%, 03/01/36	1,737,506	1,866,699
5.000%, 07/01/37	1,624,421	1,744,193
5.000%, 01/01/39	1,579,114	1,694,500
5.000%, 04/01/40	3,829,928	4,158,350
5.500%, 07/01/25	459,822	501,103
5.500%, 10/01/32	89,434	97,775
5.500%, 02/01/33	377,578	413,275
5.500%, 03/01/33	881,670	965,026
5.500%, 05/01/33	2,442,440	2,673,356
5.500%, 08/01/33	1,394,279	1,526,098
5.500%, 10/01/33	209,841	229,680
5.500%, 12/01/33	1,812,040	1,983,357
5.500%, 02/01/34	894,376	980,411
5.500%, 03/01/34	354,989	389,137
5.500%, 04/01/34	170,016	186,371

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 06/01/34	559,187	$612,978
5.500%, 09/01/34	574,043	629,263
5.500%, 12/01/34	1,402,971	1,537,931
5.500%, 01/01/35	475,844	521,618
5.500%, 02/01/35	995,589	1,091,360
5.500%, 04/01/35	603,448	656,189
5.500%, 06/01/35	2,200,176	2,392,470
5.500%, 01/01/37	952,477	1,031,582
5.500%, 05/01/37	428,639	464,238
5.500%, 05/01/38	526,367	570,031
5.500%, 06/01/38	533,095	577,318
5.500%, 07/01/38	713,969	773,196
6.000%, 08/01/28	3,980	4,375
6.000%, 11/01/28	1,678	1,844
6.000%, 12/01/28	2,156	2,370
6.000%, 06/01/31	78,098	85,926
6.000%, 09/01/32	241,183	265,268
6.000%, 01/01/33	72,446	79,680
6.000%, 02/01/33	164,859	181,348
6.000%, 03/01/33	200,416	220,462
6.000%, 04/01/33	516,367	568,013
6.000%, 05/01/33	615,313	676,857
6.000%, 05/01/34	1,087,633	1,195,463
6.000%, 09/01/34	483,650	531,600
6.000%, 11/01/34	924,361	1,016,004
6.000%, 01/01/35	371,353	404,025
6.000%, 07/01/36	249,036	270,188
6.000%, 09/01/36	560,004	607,569
6.000%, 07/01/37	843,529	915,034
6.000%, 08/01/37	801,384	869,317
6.000%, 09/01/37	1,940,196	2,104,666
6.000%, 10/01/37	774,463	840,114
6.000%, 05/01/38	2,501,530	2,713,583
6.000%, 12/01/38	680,226	737,730
6.500%, 05/01/28	105,334	119,564
6.500%, 12/01/28	398,652	452,505
6.500%, 03/01/29	8,585	9,739
6.500%, 04/01/29	49,592	56,262
6.500%, 05/01/29	11,321	12,844
6.500%, 08/01/29	1,838	2,085
6.500%, 05/01/30	34,800	39,480
6.500%, 09/01/31	6,781	7,669
6.500%, 02/01/32	8,176	9,173
6.500%, 06/01/32	65,787	74,383
6.500%, 09/01/33	24,601	27,833
6.500%, 10/01/33	190,039	215,002
6.500%, 10/01/34	602,335	681,455
6.500%, 10/01/37	392,411	435,261
7.000%, 06/01/26	973	1,130
7.000%, 06/01/28	31,728	36,541
7.000%, 10/01/29	19,837	22,851
7.000%, 12/01/29	4,143	4,772
7.000%, 01/01/32	79,634	91,718
7.000%, 04/01/32	41,709	47,932
7.000%, 06/01/32	108,516	124,707
7.000%, 10/01/37	447,298	504,232

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 09/01/25	8,381	$9,785
7.500%, 06/01/26	10,175	11,952
7.500%, 09/01/27	1,113	1,155
7.500%, 08/01/28	431	440
7.500%, 07/01/29	22,449	26,537
7.500%, 10/01/29	9,006	10,383
8.000%, 10/01/26	493	528
8.000%, 11/01/29	350	422
8.000%, 05/01/30	19,124	20,237
8.000%, 11/01/30	6,216	7,330
8.000%, 01/01/31	7,969	9,258
8.000%, 02/01/31	11,523	13,531
Fannie Mae ARM Pool
2.780%, 02/01/42 (a)	3,586,010	3,676,728
3.145%, 10/01/41 (a)	1,995,486	2,072,378
3.516%, 05/01/41 (a)	3,030,381	3,186,137
4.977%, 11/01/36 (a)	284,199	301,016
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	2,733,630	2,750,834
2.500%, 02/01/28	4,738,262	4,772,974
2.500%, 04/01/28	3,726,638	3,750,301
3.000%, 03/01/27	2,759,211	2,837,980
3.000%, 05/01/27	3,421,297	3,519,549
3.500%, 12/01/25	3,400,932	3,533,572
3.500%, 05/01/26	1,428,252	1,484,135
4.000%, 06/01/19	563,109	588,847
4.000%, 05/01/25	2,224,665	2,328,134
4.000%, 08/01/25	1,269,945	1,329,010
4.000%, 10/01/25	1,051,146	1,100,035
4.500%, 09/01/18	523,569	549,910
4.500%, 10/01/18	1,054,752	1,107,815
4.500%, 04/01/19	778,446	817,619
4.500%, 06/01/19	467,440	490,963
4.500%, 08/01/19	165,753	174,094
5.000%, 05/01/18	1,208,973	1,277,439
5.000%, 12/01/18	235,554	248,894
5.000%, 06/01/19	570,729	604,499
5.500%, 11/01/17	113,882	121,658
5.500%, 01/01/24	1,182,390	1,282,211
6.000%, 04/01/16	6,460	6,907
6.000%, 05/01/17	120,880	130,479
7.000%, 12/01/15	1,853	1,945
7.500%, 03/01/16	9,366	9,864
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	4,304,894	4,362,872
3.500%, 04/01/32	4,386,596	4,534,158
4.000%, 01/01/31	1,847,078	1,933,101
4.000%, 08/01/31	1,895,265	1,983,532
4.500%, 05/01/29	675,045	710,667
5.000%, 03/01/27	288,445	307,811
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	3,645,762	3,559,217
3.000%, 01/01/43	3,313,698	3,235,036
3.000%, 03/01/43	7,640,280	7,458,370
3.500%, 01/01/42	2,378,660	2,412,710
3.500%, 03/01/42	2,081,702	2,111,501

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 08/01/42	7,096,814	$7,195,549
3.500%, 02/01/43	2,802,714	2,842,834
3.500%, 06/01/43	2,880,000	2,921,226
4.000%, 06/01/39	2,333,308	2,425,983
4.000%, 12/01/39	2,859,897	2,973,487
4.000%, 11/01/40	2,586,012	2,690,358
4.000%, 04/01/41	2,402,137	2,499,498
4.000%, 09/01/41	2,567,956	2,672,037
4.000%, 11/01/41	2,683,231	2,791,984
4.500%, 10/01/35	1,308,705	1,377,014
4.500%, 06/01/38	1,949,619	2,051,381
4.500%, 02/01/39	1,362,219	1,433,596
4.500%, 03/01/39	1,354,717	1,425,700
4.500%, 04/01/39	1,528,094	1,608,161
4.500%, 09/01/39	1,656,586	1,743,386
4.500%, 11/01/39	1,674,752	1,762,504
4.500%, 01/01/40	1,012,355	1,066,600
4.500%, 05/01/40	1,954,720	2,059,461
4.500%, 11/01/40	1,977,889	2,083,871
4.500%, 02/01/41	1,495,862	1,576,379
4.500%, 05/01/41	1,592,982	1,678,726
4.500%, 06/01/41	1,178,536	1,241,972
5.000%, 10/01/33	1,105,763	1,182,978
5.000%, 03/01/34	330,734	353,412
5.000%, 08/01/35	1,670,515	1,780,390
5.000%, 09/01/35	755,667	805,369
5.000%, 10/01/35	586,856	625,456
5.000%, 01/01/36	1,490,291	1,588,313
5.000%, 04/01/38	965,723	1,028,328
5.000%, 11/01/39	3,271,252	3,509,486
5.000%, 05/01/40	4,243,592	4,606,277
5.500%, 06/01/34	1,132,243	1,225,667
5.500%, 10/01/35	733,516	789,764
5.500%, 12/01/35	1,668,751	1,796,715
5.500%, 01/01/36	1,333,425	1,435,675
5.500%, 12/01/37	1,168,131	1,254,921
5.500%, 04/01/38	666,947	716,128
5.500%, 07/01/38	845,248	907,577
5.500%, 08/01/38	1,347,279	1,446,628
6.000%, 11/01/28	19,435	21,438
6.000%, 12/01/28	14,704	16,220
6.000%, 02/01/29	27,713	30,575
6.000%, 04/01/29	12,655	13,962
6.000%, 05/01/29	2,219	2,448
6.000%, 06/01/31	3,701	4,064
6.000%, 07/01/31	1,805	1,982
6.000%, 09/01/31	74,781	82,125
6.000%, 04/01/32	270,312	296,867
6.000%, 11/01/32	59,719	65,585
6.000%, 06/01/34	388,787	426,712
6.000%, 11/01/35	205,153	225,048
6.000%, 02/01/36	451,479	488,431
6.000%, 08/01/36	476,167	515,140
6.000%, 10/01/36	641,574	694,084
6.000%, 11/01/36	323,773	350,273
6.000%, 01/01/37	391,735	423,797

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.000%, 02/01/38	590,311	$638,369
6.000%, 04/01/40	1,481,761	1,602,393
6.500%, 02/01/30	10,298	11,682
6.500%, 08/01/31	20,521	23,168
6.500%, 10/01/31	10,822	12,218
6.500%, 11/01/31	45,191	51,020
6.500%, 03/01/32	723,556	816,931
6.500%, 04/01/32	621,774	702,014
6.500%, 09/01/36	1,099,640	1,223,991
6.500%, 11/01/37	1,167,356	1,298,918
7.000%, 12/01/27	2,717	3,079
7.000%, 11/01/28	7,026	7,967
7.000%, 04/01/29	7,529	8,522
7.000%, 05/01/29	1,658	1,876
7.000%, 06/01/29	15,842	17,931
7.000%, 07/01/29	3,875	4,386
7.000%, 01/01/31	112,265	126,940
7.500%, 08/01/24	29,557	30,941
7.500%, 10/01/27	18,191	21,011
7.500%, 10/01/29	27,329	32,540
7.500%, 05/01/30	15,322	17,566
8.000%, 02/01/27	6,747	8,054
8.000%, 10/01/28	11,923	14,199
Freddie Mac ARM Non-Gold Pool
3.729%, 11/01/39 (a)	1,634,469	1,707,375
Ginnie Mae I 15 Yr. Pool
5.000%, 10/15/20	581,223	627,825
5.000%, 01/15/21	363,374	393,139
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	4,553,559	4,510,783
3.000%, 12/15/42	3,250,373	3,219,839
3.000%, 02/15/43	2,813,610	2,788,238
3.000%, 03/15/43	3,784,072	3,748,373
3.000%, 05/15/43	4,879,003	4,832,975
3.500%, 01/15/42	4,895,029	5,028,544
3.500%, 02/15/42	2,527,504	2,596,717
3.500%, 03/15/42	3,552,248	3,653,758
3.500%, 05/15/42	3,192,429	3,279,849
3.500%, 09/15/42	2,780,033	2,856,161
4.000%, 07/15/39	4,566,419	4,810,659
4.000%, 07/15/40	2,866,805	3,032,007
4.000%, 03/15/41	2,079,626	2,185,178
4.000%, 10/15/41	4,686,921	4,924,806
4.500%, 01/15/39	1,012,931	1,078,117
4.500%, 04/15/39	2,158,768	2,297,692
4.500%, 05/15/39	5,237,672	5,574,733
4.500%, 08/15/39	2,017,463	2,147,293
4.500%, 01/15/40	2,434,614	2,603,303
4.500%, 04/15/40	2,375,905	2,540,526
4.500%, 02/15/41	2,047,578	2,176,804
4.500%, 04/15/41	1,702,531	1,809,981
5.000%, 12/15/35	777,158	842,753
5.000%, 12/15/36	600,033	647,946
5.000%, 01/15/39	974,555	1,054,772
5.000%, 02/15/39	677,067	732,797
5.000%, 08/15/39	4,177,615	4,521,480

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 09/15/39	903,098	$977,433
5.000%, 12/15/39	1,572,134	1,701,539
5.000%, 05/15/40	3,076,273	3,353,955
5.500%, 03/15/36	807,287	878,493
5.500%, 01/15/37	1,361,574	1,481,823
5.500%, 11/15/37	1,151,822	1,253,547
5.500%, 09/15/38	749,534	815,561
5.500%, 08/15/39	2,791,721	3,044,277
6.000%, 01/15/29	9,880	11,245
6.000%, 01/15/33	403,438	456,396
6.000%, 03/15/35	474,160	530,260
6.000%, 12/15/35	361,475	404,244
6.000%, 06/15/36	512,202	571,854
6.000%, 09/15/36	661,915	739,002
6.000%, 07/15/38	2,365,242	2,640,823
6.500%, 05/15/23	3,444	4,055
6.500%, 02/15/27	53,979	58,040
6.500%, 07/15/28	15,723	18,387
6.500%, 08/15/28	21,910	25,623
6.500%, 11/15/28	14,941	17,474
6.500%, 12/15/28	11,987	14,019
6.500%, 07/15/29	2,677	3,130
6.500%, 05/15/36	364,741	419,586
7.000%, 01/15/28	3,417	3,986
7.000%, 04/15/28	3,550	4,141
7.000%, 05/15/28	23,218	27,086
7.000%, 06/15/28	12,946	15,102
7.000%, 10/15/28	10,787	12,584
7.000%, 06/15/29	2,249	2,623
7.000%, 09/15/29	22,449	26,189
7.000%, 01/15/31	1,465	1,705
7.000%, 03/15/31	30,413	35,412
7.000%, 07/15/31	736,362	857,390
7.000%, 08/15/31	111,921	130,316
7.000%, 02/15/32	33,272	38,439
7.000%, 07/15/32	43,840	50,647
7.500%, 08/15/29	20,411	20,782
7.500%, 04/15/30	9,126	9,397
8.000%, 08/15/26	4,194	4,866
8.000%, 09/15/26	5,231	6,029
8.000%, 05/15/27	3,127	3,452
8.000%, 06/15/29	50,042	53,564
9.000%, 11/15/24	17,558	19,184
Ginnie Mae II 30 Yr. Pool
3.500%, 12/20/41	3,151,740	3,240,135
3.500%, 08/20/42	2,937,187	3,019,161
3.500%, 01/20/43	3,618,498	3,720,255
4.000%, 11/20/40	3,412,445	3,603,191
4.000%, 12/20/40	3,015,637	3,184,202
4.500%, 08/20/40	3,475,995	3,738,780
4.500%, 12/20/40	1,920,567	2,065,762
4.500%, 04/20/41	1,973,974	2,115,962
4.500%, 03/20/42	1,528,181	1,638,103
5.000%, 08/20/40	1,544,578	1,683,445
5.000%, 10/20/40	1,483,524	1,616,901
6.500%, 06/20/31	45,832	53,180

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
6.500%, 11/20/38	1,414,612	$1,618,426
7.500%, 02/20/28	4,926	5,923

		542,370,382

Federal Agencies—5.1%
Federal Home Loan Banks
4.875%, 05/17/17 (b)	4,420,000	5,050,154
5.250%, 06/18/14	9,500,000	9,958,593
5.375%, 05/18/16 (b)	2,900,000	3,283,274
Federal Home Loan Mortgage Corp.
0.875%, 03/07/18 (b)	17,000,000	16,498,140
1.250%, 10/02/19 (b)	3,000,000	2,844,587
4.750%, 01/19/16 (b)	2,850,000	3,148,916
5.125%, 11/17/17 (b)	3,530,000	4,090,369
5.625%, 11/23/35	1,040,000	1,144,380
Federal National Mortgage Association
0.500%, 03/30/16 (b)	9,450,000	9,396,325
0.550%, 02/27/15	4,990,000	4,997,141
0.875%, 05/21/18 (b)	10,160,000	9,816,602
5.375%, 07/15/16	5,870,000	6,671,088
5.375%, 06/12/17 (b)	8,300,000	9,614,872
6.625%, 11/15/30 (b)	2,450,000	3,330,336
Tennessee Valley Authority
5.250%, 09/15/39	3,350,000	3,750,102

		93,594,879

U.S. Treasury—36.2%
U.S. Treasury Bonds
2.750%, 08/15/42	2,020,000	1,742,270
3.125%, 02/15/42	1,800,000	1,684,224
3.500%, 02/15/39	2,080,000	2,112,802
3.750%, 08/15/41 (b)	1,830,000	1,931,126
3.875%, 08/15/40	10,380,000	11,213,410
4.250%, 11/15/40 (b)	7,280,000	8,365,448
4.375%, 11/15/39	3,900,000	4,570,371
4.375%, 05/15/40 (b)	5,220,000	6,118,623
4.375%, 05/15/41 (b)	5,850,000	6,857,838
4.500%, 02/15/36 (b)	5,675,000	6,757,846
4.500%, 05/15/38 (b)	4,950,000	5,904,459
5.000%, 05/15/37	2,760,000	3,522,036
5.250%, 02/15/29 (b)	750,000	953,948
5.375%, 02/15/31 (b)	3,075,000	4,005,310
6.125%, 11/15/27	5,750,000	7,888,367
6.250%, 08/15/23	7,700,000	10,331,167
6.375%, 08/15/27	2,800,000	3,919,440
6.500%, 11/15/26	1,000,000	1,406,060
7.125%, 02/15/23 (b)	6,100,000	8,612,346
7.250%, 08/15/22	6,120,000	8,636,054
7.875%, 02/15/21 (b)	4,450,000	6,304,894
8.000%, 11/15/21	2,920,000	4,232,394
8.125%, 08/15/19	2,645,000	3,645,604
8.125%, 08/15/21 (b)	1,250,000	1,814,250
8.500%, 02/15/20	6,700,000	9,530,013
8.750%, 08/15/20	1,000,000	1,459,090
8.875%, 02/15/19 (b)	10,215,000	14,281,795

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
9.125%, 05/15/18 (b)	1,600,000	$2,189,776
9.250%, 02/15/16	1,375,000	1,685,915
U.S. Treasury Notes
0.250%, 12/15/14	7,000,000	7,001,470
0.375%, 11/15/14	7,980,000	7,996,200
0.375%, 03/15/15	8,020,000	8,029,383
0.625%, 07/15/14	10,000,000	10,043,200
0.625%, 05/31/17	5,000,000	4,919,800
0.625%, 04/30/18	5,000,000	4,832,030
0.875%, 11/30/16	13,800,000	13,808,832
1.000%, 09/30/16	4,000,000	4,026,960
1.000%, 10/31/16	7,010,000	7,051,429
1.000%, 03/31/17	7,850,000	7,857,536
1.250%, 08/31/15 (b)	5,850,000	5,954,188
1.250%, 09/30/15	7,750,000	7,891,748
1.375%, 11/30/15	19,400,000	19,812,444
1.375%, 09/30/18	6,850,000	6,818,422
1.625%, 11/15/22	5,000,000	4,665,150
1.750%, 07/31/15	6,700,000	6,889,744
1.750%, 05/15/22	4,900,000	4,670,239
1.875%, 06/30/15	6,700,000	6,901,201
1.875%, 09/30/17	15,900,000	16,370,481
2.000%, 11/15/21 (b)	10,950,000	10,754,871
2.000%, 02/15/22 (b)	3,800,000	3,715,222
2.000%, 02/15/23 (b)	6,900,000	6,636,903
2.125%, 05/31/15	12,000,000	12,406,440
2.125%, 08/15/21 (b)	8,710,000	8,672,112
2.375%, 08/31/14	9,950,000	10,199,149
2.375%, 10/31/14	21,000,000	21,597,240
2.375%, 02/28/15	15,000,000	15,518,251
2.375%, 03/31/16	20,560,000	21,566,206
2.500%, 04/30/15 (b)	5,980,000	6,215,732
2.625%, 06/30/14	12,000,000	12,289,080
2.625%, 02/29/16	2,510,000	2,647,498
2.625%, 04/30/16	17,800,000	18,796,978
2.625%, 08/15/20 (b)	6,000,000	6,268,140
2.750%, 05/31/17 (b)	9,840,000	10,493,671
3.000%, 08/31/16	8,350,000	8,942,182
3.000%, 09/30/16 (b)	18,100,000	19,396,503
3.000%, 02/28/17	14,980,000	16,094,213
3.125%, 05/15/19	3,000,000	3,254,820
3.250%, 05/31/16	8,230,000	8,850,624
3.375%, 11/15/19 (b)	4,350,000	4,786,348
3.500%, 02/15/18	4,000,000	4,401,680
3.500%, 05/15/20 (b)	7,790,000	8,616,597
3.625%, 02/15/20 (b)	17,190,000	19,175,275
3.750%, 11/15/18	4,550,000	5,086,035
3.875%, 05/15/18 (b)	4,700,000	5,264,376
4.000%, 02/15/15 (b)	27,230,000	28,863,530
4.000%, 08/15/18	9,620,000	10,861,749
4.250%, 08/15/15	2,300,000	2,487,404
4.250%, 11/15/17	4,700,000	5,315,888
4.500%, 11/15/15	8,950,000	9,798,996
4.500%, 02/15/16 (b)	4,520,000	4,984,340
4.625%, 02/15/17 (b)	8,475,000	9,583,191
4.875%, 08/15/16 (b)	8,330,000	9,397,072

U.S. Treasury—(Continued)
U.S. Treasury Notes
5.125%, 05/15/16	4,830,000	$5,448,192

		665,603,841

Total U.S. Treasury & Government Agencies (Cost $1,258,517,172)		1,301,569,102

Corporate Bonds & Notes—23.7%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	582,380
Lockheed Martin Corp. 6.150%, 09/01/36	1,700,000	1,968,602
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	676,602
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,009,344
United Technologies Corp. 4.500%, 06/01/42 (b)	2,645,000	2,606,540
4.875%, 05/01/15	900,000	965,890
7.500%, 09/15/29	200,000	274,378

		8,083,736

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	993,975
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,140,163
Philip Morris International, Inc. 4.500%, 03/26/20 (b)	925,000	1,022,027
6.875%, 03/17/14	755,000	789,114

		4,945,279

Auto Manufacturers—0.2%
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,480,425
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,632,799

		4,113,224

Banks—5.0%
American Express Centurion Bank 0.875%, 11/13/15	3,000,000	2,988,330
Bank of America Corp. 5.125%, 11/15/14 (b)	1,000,000	1,052,658
5.750%, 08/15/16	2,850,000	3,104,544
5.875%, 02/07/42 (b)	3,000,000	3,327,789
6.500%, 08/01/16	1,750,000	1,965,061
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,265,579
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,935,418
5.200%, 07/10/14	900,000	938,527

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BB&T Corp. 3.200%, 03/15/16	1,865,000	$1,953,958
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,396,158
Citigroup, Inc. 5.375%, 08/09/20	2,200,000	2,416,640
5.850%, 08/02/16 (b)	500,000	557,414
6.125%, 11/21/17	1,700,000	1,930,471
6.125%, 05/15/18	1,900,000	2,165,494
Credit Suisse 4.375%, 08/05/20	2,611,000	2,795,539
Deutsche Bank AG 3.875%, 08/18/14 (b)	620,000	641,826
6.000%, 09/01/17 (b)	1,500,000	1,721,287
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,532,980
Goldman Sachs Group, Inc. (The) 6.000%, 06/15/20	2,000,000	2,223,941
6.125%, 02/15/33 (b)	2,075,000	2,257,855
6.250%, 09/01/17	760,000	857,032
6.450%, 05/01/36	2,000,000	2,014,000
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,807,831
6.500%, 09/15/37	905,000	1,000,459
JPMorgan Chase & Co. 3.250%, 09/23/22	2,850,000	2,700,890
4.950%, 03/25/20	2,650,000	2,881,740
5.125%, 09/15/14	850,000	890,408
6.300%, 04/23/19	1,900,000	2,197,055
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	3,064,834
KFW 1.250%, 02/15/17 (b)	3,000,000	3,018,753
2.375%, 08/25/21 (b)	1,945,000	1,925,715
2.625%, 02/16/16	2,791,000	2,929,541
2.750%, 09/08/20 (b)	2,300,000	2,365,121
4.875%, 01/17/17 (b)	2,900,000	3,286,440
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,742,915
Morgan Stanley 4.750%, 04/01/14 (b)	1,515,000	1,547,921
5.625%, 09/23/19	1,900,000	2,044,894
7.250%, 04/01/32	1,850,000	2,203,477
PNC Bank N.A. 4.875%, 09/21/17	1,000,000	1,098,003
5.250%, 01/15/17 (b)	1,600,000	1,761,329
State Street Bank and Trust Co. 5.300%, 01/15/16	300,000	328,338
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,524,729
U.S. Bancorp 4.200%, 05/15/14	1,900,000	1,961,862
Wachovia Corp. 5.750%, 06/15/17	700,000	791,696
Wells Fargo & Co. 5.000%, 11/15/14	2,000,000	2,103,332

Banks—(Continued)
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	$2,106,493
Westpac Banking Corp. 3.000%, 12/09/15	2,000,000	2,091,597

		92,417,874

Beverages—0.3%
Anheuser-Busch Cos. LLC 5.000%, 01/15/15	1,950,000	2,069,685
6.450%, 09/01/37	880,000	1,087,580
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	286,838
Diageo Finance B.V. 5.300%, 10/28/15 (b)	870,000	954,234
Pepsi Bottling Group, Inc. (The) 7.000%, 03/01/29	300,000	382,030
PepsiCo, Inc. 5.000%, 06/01/18	1,000,000	1,130,364

		5,910,731

Biotechnology—0.2%
Amgen, Inc. 5.700%, 02/01/19	850,000	975,696
6.150%, 06/01/18	1,650,000	1,933,761

		2,909,457

Chemicals—0.4%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,878,853
9.400%, 05/15/39	650,000	939,455
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,145,514
6.000%, 07/15/18	1,000,000	1,181,949
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20	970,000	1,075,241
Praxair, Inc. 4.375%, 03/31/14	810,000	832,268

		8,053,280

Computers—0.2%
Apple, Inc. 2.400%, 05/03/23 (b)	2,072,000	1,906,314
Hewlett-Packard Co. 5.500%, 03/01/18 (b)	1,950,000	2,163,563
International Business Machines Corp. 8.375%, 11/01/19	425,000	556,749

		4,626,626

Construction Materials—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	1,011,267

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.2%
Associates Corp. of North America 6.950%, 11/01/18 (b)	1,700,000	$1,994,858
Bear Stearns Cos. LLC (The) 5.700%, 11/15/14	900,000	957,599
BlackRock, Inc. 3.500%, 12/10/14 (b)	1,500,000	1,560,318
General Electric Capital Corp. 5.300%, 02/11/21 (b)	1,915,000	2,092,515
5.400%, 02/15/17	2,000,000	2,223,930
5.875%, 01/14/38	2,050,000	2,228,214
6.750%, 03/15/32	1,250,000	1,489,693
7.500%, 08/21/35 (b)	100,000	130,959
HSBC Finance Corp. 5.000%, 06/30/15 (b)	1,800,000	1,927,493
5.500%, 01/19/16	900,000	987,488
Merrill Lynch & Co., Inc. 6.500%, 07/15/18	200,000	227,806
Nomura Holdings, Inc. 6.700%, 03/04/20 (b)	1,325,000	1,501,069
Toyota Motor Credit Corp. 0.875%, 07/17/15 (b)	3,950,000	3,959,055

		21,280,997

Electric—1.7%
Consolidated Edison Co. of New York, Inc. 5.850%, 04/01/18 (b)	855,000	992,122
Dominion Resources, Inc. 5.150%, 07/15/15 (b)	1,600,000	1,727,188
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,161,570
Exelon Corp. 4.900%, 06/15/15	1,060,000	1,131,489
5.625%, 06/15/35	1,500,000	1,544,792
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,038,238
Georgia Power Co. 5.700%, 06/01/17 (b)	1,400,000	1,598,812
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,581,593
8.400%, 01/15/22	1,000,000	1,365,081
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	2,696,043
Ohio Power Co. 5.375%, 10/01/21 (b)	1,640,000	1,854,715
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,187,891
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	3,621,751
PacifiCorp 2.950%, 02/01/22	2,800,000	2,751,706
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,097,306
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,381,099

Electric—(Continued)
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	$1,648,277

		31,379,673

Electronics—0.2%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,286,792
Koninklijke Philips NV 5.750%, 03/11/18 (b)	900,000	1,037,454

		3,324,246

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,563,589

Food—0.7%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,127,529
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,972,569
Mondelez International, Inc. 4.125%, 02/09/16	2,200,000	2,353,169
5.375%, 02/10/20	1,800,000	2,016,558
Safeway, Inc. 7.250%, 02/01/31	813,000	859,493
Sysco Corp. 2.600%, 06/12/22 (b)	2,400,000	2,265,198
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,849,036

		12,443,552

Forest Products & Paper—0.2%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,309,862
International Paper Co. 7.950%, 06/15/18	820,000	1,000,595

		3,310,457

Gas—0.1%
Sempra Energy 6.150%, 06/15/18	900,000	1,060,546

Healthcare - Products—0.2%
Baxter International, Inc. 5.375%, 06/01/18	1,400,000	1,594,242
Medtronic, Inc. 3.000%, 03/15/15	2,300,000	2,386,655

		3,980,897

Healthcare - Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,757,743
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	1,965,153

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—(Continued)
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	$1,883,820
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	1,969,094

		8,575,810

Household Products—0.1%
Procter & Gamble Co. (The) 4.950%, 08/15/14	2,000,000	2,101,510
6.450%, 01/15/26	200,000	254,060

		2,355,570

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17 (b)	500,000	584,362

Insurance—0.8%
ACE INA Holdings, Inc. 5.875%, 06/15/14	850,000	890,628
Allstate Corp. (The) 6.900%, 05/15/38 (b)	150,000	189,266
7.450%, 05/16/19	1,700,000	2,149,796
American International Group, Inc. 5.450%, 05/18/17	1,900,000	2,100,928
5.850%, 01/16/18	1,800,000	2,026,982
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,456,250
Berkshire Hathaway, Inc. 1.900%, 01/31/17 (b)	2,900,000	2,916,178
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,026,464
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	871,894
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,597,654

		15,226,040

Iron/Steel—0.1%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,123,638

Machinery - Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,251,623

Machinery - Diversified—0.1%
Deere & Co. 2.600%, 06/08/22 (b)	1,950,000	1,840,587
6.950%, 04/25/14	850,000	894,443

		2,735,030

Media—1.3%
CBS Corp. 8.875%, 05/15/19	750,000	961,410

Media—(Continued)
Comcast Corp. 4.650%, 07/15/42	3,670,000	$3,533,477
5.650%, 06/15/35	1,500,000	1,610,017
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.000%, 03/01/21	2,600,000	2,755,803
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,002,310
News America, Inc. 6.550%, 03/15/33	1,950,000	2,158,988
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	945,684
Time Warner Cable, Inc. 5.000%, 02/01/20	1,900,000	1,999,853
5.850%, 05/01/17	1,800,000	1,996,880
6.550%, 05/01/37	100,000	100,697
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	474,926
Time Warner, Inc. 6.100%, 07/15/40	925,000	996,986
7.700%, 05/01/32	685,000	873,429
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	660,000
Viacom, Inc. 6.250%, 04/30/16	770,000	869,954
Walt Disney Co. (The) 2.750%, 08/16/21 (b)	1,930,000	1,884,353

		23,824,767

Mining—0.5%
Alcoa, Inc. 5.720%, 02/23/19	523,000	530,541
5.870%, 02/23/22 (b)	101,000	98,911
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	2,798,715
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14	1,500,000	1,556,597
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,670,837
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,122,432
6.125%, 12/15/33	1,751,000	1,943,758

		9,721,791

Miscellaneous Manufacturing—0.3%
General Electric Co. 5.250%, 12/06/17	1,800,000	2,033,085
Tyco Electronics Group S.A. 6.550%, 10/01/17 (b)	1,600,000	1,851,368
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,477,261

		5,361,714

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—1.3%
Asian Development Bank 5.500%, 06/27/16	3,850,000	$4,390,744
European Investment Bank 1.125%, 04/15/15 (b)	1,900,000	1,922,919
1.625%, 06/15/17 (b)	1,975,000	1,995,144
4.000%, 02/16/21	1,700,000	1,840,698
4.875%, 02/15/36	3,700,000	4,164,522
5.125%, 05/30/17	1,750,000	2,001,481
Inter-American Development Bank 2.375%, 08/15/17 (b)	2,000,000	2,089,832
6.800%, 10/15/25	500,000	663,624
7.000%, 06/15/25	200,000	269,512
International Bank for Reconstruction & Development 2.375%, 05/26/15 (b)	1,420,000	1,473,725
7.625%, 01/19/23	1,400,000	1,977,867
8.875%, 03/01/26	535,000	841,899

		23,631,967

Office/Business Equipment—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,907,325

Oil & Gas—1.6%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,811,548
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	394,146
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,009,540
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,812,375
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	893,106
Devon Energy Corp. 6.300%, 01/15/19	850,000	974,937
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,355,093
Petrobras International Finance Co. 2.875%, 02/06/15 (b)	2,900,000	2,946,920
6.125%, 10/06/16 (b)	600,000	657,962
Petroleos Mexicanos 4.875%, 03/15/15 (b)	2,700,000	2,781,000
Shell International Finance B.V. 4.300%, 09/22/19	1,000,000	1,105,054
Statoil ASA 6.700%, 01/15/18	300,000	358,460
Suncor Energy, Inc. 6.100%, 06/01/18 (b)	2,500,000	2,905,290
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,803,706
Transocean, Inc. 6.375%, 12/15/21	2,035,000	2,288,507

Oil & Gas—(Continued)
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	$1,992,046

		29,089,690

Oil & Gas Services—0.2%
Weatherford International, Ltd. 4.500%, 04/15/22	2,300,000	2,270,139
9.625%, 03/01/19	1,500,000	1,891,864

		4,162,003

Pharmaceuticals—1.0%
Abbott Laboratories 5.125%, 04/01/19	1,073,000	1,231,087
AstraZeneca plc 5.400%, 06/01/14	639,000	667,345
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,333,842
Eli Lilly & Co. 4.200%, 03/06/14	900,000	922,641
Express Scripts Holding Co. 6.125%, 11/15/41	1,520,000	1,754,428
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,573,230
Johnson & Johnson 5.950%, 08/15/37	910,000	1,127,519
6.950%, 09/01/29	250,000	337,484
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,258,710
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	359,850
Novartis Capital Corp. 4.400%, 04/24/20	900,000	994,554
Sanofi 4.000%, 03/29/21	2,775,000	2,959,271
Wyeth LLC 5.500%, 02/15/16	1,700,000	1,897,751

		18,417,712

Pipelines—0.6%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	286,402
Energy Transfer Partners L.P. 4.650%, 06/01/21 (b)	1,950,000	1,997,820
Enterprise Products Operating LLC 6.300%, 09/15/17 (b)	1,900,000	2,230,546
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,208,457
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,283,810
7.625%, 04/01/37	640,000	827,062
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,104,152

		10,938,249

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.0%
Regency Centers L.P. 5.250%, 08/01/15	850,000	$910,739

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	985,314
ERP Operating L.P. 5.750%, 06/15/17	900,000	1,025,231
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,810,369
Kimco Realty Corp. 6.875%, 10/01/19	550,000	663,002
Simon Property Group L.P. 5.250%, 12/01/16	2,000,000	2,228,403

		7,712,319

Retail—0.7%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	529,650
CVS Caremark Corp. 4.875%, 09/15/14	1,800,000	1,889,108
Home Depot, Inc. (The) 4.400%, 04/01/21	1,450,000	1,583,284
5.400%, 03/01/16 (b)	900,000	999,039
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,230,364
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,015,657
Target Corp. 6.350%, 11/01/32 (b)	1,000,000	1,231,060
Wal-Mart Stores, Inc. 5.250%, 09/01/35	935,000	1,026,951
5.625%, 04/15/41	1,900,000	2,206,521
Walgreen Co. 4.875%, 08/01/13	445,000	446,445
5.250%, 01/15/19 (b)	900,000	1,016,413

		13,174,492

Semiconductors—0.1%
Intel Corp. 2.700%, 12/15/22 (b)	2,000,000	1,867,357

Software—0.3%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,383,125
Microsoft Corp. 2.950%, 06/01/14	1,400,000	1,433,390
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,210,197

		6,026,712

Telecommunications—1.6%
AT&T Mobility LLC 7.125%, 12/15/31	100,000	129,102

Telecommunications—(Continued)
AT&T, Inc. 5.100%, 09/15/14	1,750,000	$1,839,174
5.800%, 02/15/19	1,700,000	1,980,997
6.300%, 01/15/38	1,300,000	1,440,777
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,501,897
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/14	850,000	872,634
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	2,000,000	2,244,073
Deutsche Telekom International Finance B.V. 5.750%, 03/23/16	460,000	511,077
8.750%, 06/15/30	1,000,000	1,385,392
France Telecom S.A. 2.750%, 09/14/16 (b)	2,857,000	2,923,616
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	959,351
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,725,000	2,842,530
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,523,836
Verizon Communications, Inc. 4.600%, 04/01/21 (b)	2,400,000	2,572,508
6.100%, 04/15/18 (b)	1,600,000	1,871,892
Verizon New York, Inc. 7.375%, 04/01/32 (b)	500,000	609,354
Verizon Wireless Capital LLC 8.500%, 11/15/18	750,000	970,561
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,376,183

		28,554,954

Transportation—0.4%
CSX Corp. 6.150%, 05/01/37	1,600,000	1,846,818
7.900%, 05/01/17	500,000	602,796
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,844,920
5.590%, 05/17/25	28,000	31,383
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,523,730
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	874,177

		6,723,824

Total Corporate Bonds & Notes (Cost $424,824,339)		436,293,119

Foreign Government—1.9%

Regional Government—0.4%
Province of British Columbia 2.000%, 10/23/22	1,970,000	1,820,939

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Regional Government—(Continued)
Province of Nova Scotia 5.125%, 01/26/17	900,000	$1,017,378
9.250%, 03/01/20	250,000	343,194
Province of Ontario 4.400%, 04/14/20	2,100,000	2,340,231
Province of Quebec 4.875%, 05/05/14	1,925,000	1,997,380
7.500%, 07/15/23	350,000	468,312

		7,987,434

Sovereign—1.5%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	4,233,763
7.125%, 01/20/37	1,650,000	1,947,000
Canada Government International Bond 2.375%, 09/10/14	1,900,000	1,946,102
Colombia Government International Bond 8.125%, 05/21/24	1,500,000	1,976,400
Italy Government International Bond 4.500%, 01/21/15 (b)	1,475,000	1,544,335
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,249,500
8.000%, 09/24/22 (b)	2,200,000	2,882,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,520,700
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,102,500
Philippine Government International Bond 5.000%, 01/13/37 (b)	1,740,000	1,853,100
Republic of Korea 7.125%, 04/16/19	1,600,000	1,951,394
Turkey Government International Bond 6.250%, 09/26/22	1,607,000	1,795,822
7.375%, 02/05/25 (b)	1,473,000	1,760,235

		26,762,851

Total Foreign Government (Cost $34,733,673)		34,750,285

Mortgage-Backed Securities—1.8%

Commercial Mortgage-Backed Securities—1.8%
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	1,000,000	1,104,608
5.694%, 06/11/50 (a)	1,500,000	1,693,079
Citigroup / Deutsche Bank Commercial Mortgage Trust 5.392%, 07/15/44 (a)	2,000,000	2,148,359
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	1,000,000	1,037,571
5.431%, 10/15/49	1,500,000	1,652,439
5.615%, 04/15/40 (a)	985,918	1,008,542
5.939%, 03/15/49 (a)	1,800,000	1,999,061
Commercial Mortgage Pass-Through Certificates 5.993%, 12/10/49 (a)	2,400,000	2,732,353

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse First Boston Mortgage Securities Corp. 4.691%, 10/15/39	434,891	$447,237
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43	1,500,000	1,579,785
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	908,369	925,135
GS Mortgage Securities Corp. II 3.377%, 05/10/45	2,750,000	2,713,653
4.751%, 07/10/39	2,000,000	2,099,378
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	2,500,000	2,786,654
5.440%, 06/12/47	890,000	984,185
LB-UBS Commercial Mortgage Trust 5.156%, 02/15/31	2,500,000	2,699,082
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	495,964	510,300
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,064,570
5.816%, 06/11/42 (a)	2,000,000	2,262,554
6.090%, 06/11/49 (a)	1,430,000	1,605,187

Total Mortgage-Backed Securities (Cost $31,322,624)		33,053,732

Municipals—0.6%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	2,758,787
Los Angeles, California Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	2,648,419
State of California 7.300%, 10/01/39	2,000,000	2,580,840
State of GeorgiaMunicipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	2,157,720
State of Illinois 5.100%, 06/01/33	1,230,000	1,141,391

Total Municipals (Cost $9,905,301)		11,287,157

Asset-Backed Securities—0.2%

Asset-Backed - Credit Card—0.2%
Citibank Credit Card Issuance Trust 4.850%, 03/10/17	2,500,000	2,670,666

Asset-Backed - Home Equity—0.0%
Centex Home Equity 4.250%, 12/25/31	58,001	58,140

Total Asset-Backed Securities (Cost $2,905,685)		2,728,806

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—15.1%

Security Description	Shares/ Principal Amount*	Value

Discount Notes—1.2%
Federal Home Loan Bank 0.086%, 09/03/13 (c)	1,000,000	$999,849
Freddie Mac
0.046%, 07/15/13 (c)	7,800,000	7,799,864
0.051%, 07/22/13 (c)	1,300,000	1,299,962
0.117%, 10/28/13 (c)	6,400,000	6,397,567
0.117%, 07/22/13 (c)	6,200,000	6,199,584

		22,696,826

Mutual Fund—13.9%
State Street Navigator Securities Lending MET Portfolio (d)	254,518,849	254,518,849

U.S. Treasury—0.0%
U.S. Treasury Bills 0.041%, 10/10/13 (c)	100,000	99,989
0.047%, 10/10/13 (c)	500,000	499,934

		599,923

Total Short-Term Investments (Cost $277,815,598)		277,815,598

Total Investments—114.1% (Cost $2,040,024,392) (e)		2,097,497,799
Other assets and liabilities (net)—(14.1)%		(258,991,362)

Net Assets—100.0%		$1,838,506,437

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $308,847,230 and the collateral received consisted of cash in the amount of $254,518,849 and non-cash collateral with a value of $63,288,595. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $2,040,024,392. The aggregate unrealized appreciation and depreciation of investments were $85,124,046 and $(27,650,639), respectively, resulting in net unrealized appreciation of $57,473,407.
(ARM)—	Adjustable-Rate Mortgage

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,301,569,102	$—	$1,301,569,102
Total Corporate Bonds & Notes*	—	436,293,119	—	436,293,119
Total Foreign Government*	—	34,750,285	—	34,750,285
Total Mortgage-Backed Securities*	—	33,053,732	—	33,053,732
Total Municipals	—	11,287,157	—	11,287,157
Total Asset-Backed Securities*	—	2,728,806	—	2,728,806
Short-Term Investments
Discount Notes	—	22,696,826	—	22,696,826
Mutual Fund	254,518,849	—	—	254,518,849
U.S. Treasury	—	599,923	—	599,923
Total Short-Term Investments	254,518,849	23,296,749	—	277,815,598
Total Investments	$254,518,849	$1,842,978,950	$—	$2,097,497,799

Collateral for securities loaned (Liability)	$—	$(254,518,849)	$—	$(254,518,849)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)(b)	$2,097,497,799
Cash	190,684
Receivable for:
Fund shares sold	6,719,406
Principal paydowns	4,316
Interest	14,074,444

Total Assets	2,118,486,649
Liabilities
Payables for:
Investments purchased	23,784,891
Fund shares redeemed	779,055
Collateral for securities loaned	254,518,849
Accrued expenses:
Management fees	370,010
Distribution and service fees	243,280
Deferred trustees’ fees	44,794
Other expenses	239,333

Total Liabilities	279,980,212

Net Assets	$1,838,506,437

Net assets consist of:
Paid in surplus	$1,800,577,278
Undistributed net investment income	22,347,089
Accumulated net realized loss	(41,891,337)
Unrealized appreciation on investments	57,473,407

Net Assets	$1,838,506,437

Net Assets
Class A	$661,200,185
Class B	935,386,075
Class E	83,807,563
Class G	158,112,614
Capital Shares Outstanding*
Class A	60,701,140
Class B	87,432,512
Class E	7,730,533
Class G	14,807,072
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.89
Class B	10.70
Class E	10.84
Class G	10.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,040,024,392.
(b)	Includes securities loaned at value of $308,847,230.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$26,474,285
Securities lending income	158,938

Total investment income	26,633,223
Expenses
Management fees	2,281,090
Administration fees	12,385
Custodian and accounting fees	102,836
Distribution and service fees—Class B	1,168,694
Distribution and service fees—Class E	64,543
Distribution and service fees—Class G	235,925
Audit and tax services	37,620
Legal	11,795
Trustees’ fees and expenses	25,168
Shareholder reporting	106,202
Insurance	956
Miscellaneous	12,066

Total expenses	4,059,280
Less management fee waiver	(54,052)

Net expenses	4,005,228

Net Investment Income	22,627,995

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,100,752
Net change in unrealized depreciation on investments	(74,561,088)

Net realized and unrealized loss	(73,460,336)

Net Decrease in Net Assets from Operations	$(50,832,341)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,627,995	$49,926,727
Net realized gain	1,100,752	8,752,872
Net change in unrealized appreciation (depreciation)	(74,561,088)	7,863,014

Increase (decrease) in net assets from operations	(50,832,341)	66,542,613

From Distributions to Shareholders
Net investment income
Class A	(23,062,199)	(23,832,152)
Class B	(31,382,216)	(32,987,091)
Class E	(2,913,429)	(3,304,928)
Class G	(5,184,441)	(5,043,307)

Total distributions	(62,542,285)	(65,167,478)

Increase in net assets from capital share transactions	134,527,051	66,082,932

Total increase in Net Assets	21,152,425	67,458,067

Net Assets
Beginning of period	1,817,354,012	1,749,895,945

End of period	$1,838,506,437	$1,817,354,012

Undistributed Net Investment Income
End of period	$22,347,089	$62,261,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	10,971,501	$123,248,803	6,215,978	$71,885,257
Reinvestments	2,048,153	23,062,199	2,112,779	23,832,152
Redemptions	(7,314,199)	(81,714,007)	(7,813,726)	(89,971,243)

Net increase	5,705,455	$64,596,995	515,031	$5,746,166

Class B
Sales	5,361,965	$59,804,422	9,806,090	$111,325,221
Reinvestments	2,834,889	31,382,216	2,974,490	32,987,091
Redemptions	(2,929,123)	(32,566,530)	(9,211,399)	(104,120,645)

Net increase	5,267,731	$58,620,108	3,569,181	$40,191,667

Class E
Sales	263,519	$2,983,554	497,337	$5,722,865
Reinvestments	259,895	2,913,429	294,295	3,304,928
Redemptions	(435,958)	(4,922,882)	(1,116,500)	(12,774,851)

Net increase (decrease)	87,456	$974,101	(324,868)	$(3,747,058)

Class G
Sales	2,160,234	$23,937,202	3,841,573	$43,481,589
Reinvestments	469,180	5,184,441	455,172	5,043,307
Redemptions	(1,695,169)	(18,785,796)	(2,181,267)	(24,632,739)

Net increase	934,245	$10,335,847	2,115,478	$23,892,157

Increase derived from capital shares transactions		$134,527,051		$66,082,932

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.59		$11.58	$11.17	$10.94	$11.10	$10.97

Income (Loss) From Investment Operations
Net investment income (a)	0.15		0.34	0.38	0.40	0.47	0.54
Net realized and unrealized gain (loss) on investments	(0.45)		0.10	0.43	0.25	0.07	0.10

Total from investment operations	(0.30)		0.44	0.81	0.65	0.54	0.64

Less Distributions
Distributions from net investment income	(0.40)		(0.43)	(0.40)	(0.42)	(0.70)	(0.51)

Total distributions	(0.40)		(0.43)	(0.40)	(0.42)	(0.70)	(0.51)

Net Asset Value, End of Period	$10.89		$11.59	$11.58	$11.17	$10.94	$11.10

Total Return (%) (b)	(2.69	)(c)	3.90	7.51	6.05	5.17	5.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.29	0.28	0.28	0.30	0.29
Net ratio of expenses to average net assets (%) (e)	0.28	(d)	0.28	0.28	0.27	0.29	0.28
Ratio of net investment income to average net assets (%)	2.64	(d)	2.92	3.36	3.63	4.34	5.01
Portfolio turnover rate (%)	11	(c)	24	23	21	17	14
Net assets, end of period (in millions)	$661.2		$637.3	$630.8	$662.7	$553.6	$564.5

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.37		$11.37	$10.97	$10.76	$10.92	$10.81

Income (Loss) From Investment Operations
Net investment income (a)	0.13		0.30	0.34	0.37	0.43	0.51
Net realized and unrealized gain (loss) on investments	(0.43)		0.10	0.44	0.23	0.08	0.08

Total from investment operations	(0.30)		0.40	0.78	0.60	0.51	0.59

Less Distributions
Distributions from net investment income	(0.37)		(0.40)	(0.38)	(0.39)	(0.67)	(0.48)

Total distributions	(0.37)		(0.40)	(0.38)	(0.39)	(0.67)	(0.48)

Net Asset Value, End of Period	$10.70		$11.37	$11.37	$10.97	$10.76	$10.92

Total Return (%) (b)	(2.71	)(c)	3.62	7.28	5.69	4.98	5.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.54	0.53	0.53	0.55	0.54
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.53	0.53	0.52	0.54	0.53
Ratio of net investment income to average net assets (%)	2.39	(d)	2.67	3.12	3.38	4.06	4.76
Portfolio turnover rate (%)	11	(c)	24	23	21	17	14
Net assets, end of period (in millions)	$935.4		$934.5	$893.8	$806.2	$637.0	$491.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.52		$11.52	$11.11	$10.89	$11.04	$10.92

Income (Loss) From Investment Operations
Net investment income (a)	0.14		0.32	0.36	0.39	0.45	0.52
Net realized and unrealized gain (loss) on investments	(0.44)		0.09	0.44	0.23	0.08	0.09

Total from investment operations	(0.30)		0.41	0.80	0.62	0.53	0.61

Less Distributions
Distributions from net investment income	(0.38)		(0.41)	(0.39)	(0.40)	(0.68)	(0.49)

Total distributions	(0.38)		(0.41)	(0.39)	(0.40)	(0.68)	(0.49)

Net Asset Value, End of Period	$10.84		$11.52	$11.52	$11.11	$10.89	$11.04

Total Return (%) (b)	(2.68	)(c)	3.68	7.38	5.82	5.13	5.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.44	0.43	0.43	0.45	0.44
Net ratio of expenses to average net assets (%) (e)	0.43	(d)	0.43	0.43	0.42	0.44	0.43
Ratio of net investment income to average net assets (%)	2.49	(d)	2.77	3.21	3.49	4.18	4.86
Portfolio turnover rate (%)	11	(c)	24	23	21	17	14
Net assets, end of period (in millions)	$83.8		$88.1	$91.8	$110.8	$122.3	$126.1

	Class G
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$11.35		$11.35	$10.96	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income (a)	0.13		0.30	0.34	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.43)		0.10	0.42	0.23	0.19

Total from investment operations	(0.30)		0.40	0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.37)		(0.40)	(0.37)	(0.38)	0.00

Total distributions	(0.37)		(0.40)	(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$10.68		$11.35	$11.35	$10.96	$10.75

Total Return (%) (b)	(2.75	)(c)	3.58	7.15	5.65	4.47	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.59	0.58	0.58	0.60	(d)
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.58	0.58	0.57	0.59	(d)
Ratio of net investment income to average net assets (%)	2.34	(d)	2.62	3.09	3.31	3.77	(d)
Portfolio turnover rate (%)	11	(c)	24	23	21	17
Net assets, end of period (in millions)	$158.1		$157.5	$133.5	$85.6	$25.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate Bond Index Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$252,634,308	$51,114,400	$170,691,115	$20,305,291

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2013 were $2,281,090.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2013 were $236,043.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations.

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio (formerly, Barclays Capital Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$65,167,478	$59,778,119	$—	$—	$—	$—	$65,167,478	$59,778,119

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$62,300,797	$—	$112,210,988	$(23,146,174)	$(22,408)	$151,343,203

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment short-term accumulated capital losses of $22,408 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Expiring 12/31/2015	Expiring 12/31/2014	Total
$9,934,932	$6,670,752	$4,015,637	$2,524,853	$23,146,174

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -1.86%, -1.98%, and -1.93%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.44%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. economy continued to recover modestly, with economic conditions improving across the board. This improvement continued despite the negative effects of spending cuts resulting from sequestration.

Housing pushed the economy forward, with increasing prices and sales levels. Supply remained relatively constrained, suggesting that home values could continue to rise. Employment growth during the first half of 2013 was positive, albeit sluggish, and was supported by the improvement in housing.

The improvement in housing and employment also resulted in improved consumer confidence and an increase in consumer spending. Toward the end of the second quarter, interest rates rose sharply as markets reacted to announcements that the Federal Reserve might consider tapering its quantitative easing program in the fourth quarter, in light of improving economic conditions. The uncertainty and resulting volatility also had an impact on credit markets, which witnessed spread widening across all sectors.

Even as the U.S. economy continued to recover, economic growth in other parts of the world remained weak. Europe continued to wrestle with a myriad of issues affecting growth including spiraling unemployment and the negative effects of austerity, while economic growth also showed definite signs of slowing down in China and other emerging market countries.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index for most of the period. The short duration bias in May and June helped as Treasury yields rose, but yield curve positioning detracted over the same time frame.

Throughout the six-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors, such as structured products and credit, and underweight in government- owned/government-related sectors. An overweight and security selection within structured products (commercial mortgage-backed securities [CMBS], asset-backed securities [ABS], and non-agency residential MBS) and credit (both investment grade and high yield) were contributors to performance.

For the six-month period, overall sector allocation was the largest driver of relative returns versus the benchmark. The Portfolio also benefited from its allocation to non-U.S. securities and currencies. Swaps held within the Portfolio were also a positive contributor to performance. The Portfolio invests in interest rate and credit default swaps as a means to hedge and/or take outright views on interest rates and credit risk.

On the negative side, slight detractors from Portfolio performance included an allocation to Treasury Inflation Protected Securities (TIPS). Security selection in U.S. Treasuries, agency debentures, and emerging market debt also slightly detracted from performance.

The Portfolio ended the period with a shorter duration versus the benchmark.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias for most of the period. In addition, the Portfolio held a yield-curve-flattening bias expressed by a combination of long-dated Treasury securities and short to intermediate Treasury futures. The net effect of our yield curve positioning on performance was negative.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-1.86	2.07	5.25	4.44
Class B	-1.98	1.81	4.98	4.18
Class E	-1.93	1.91	5.09	4.29
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pools	12.6
U.S. Treasury Notes	12.3
U.S. Treasury Bonds	10.7
Freddie Mac 30 Yr. TBA	4.5
Freddie Mac 30 Yr. Gold Pools	4.0
Ginnie Mae 30 Yr. TBA	3.8
Ginnie Mae II 30 Yr. Pools	3.4
Fannie Mae 15 Yr. Pools	3.2
Santander Drive Auto Receivables Trust	2.7
SLM Student Loan Trust	2.6

Top Sectors

% of Long Term Investments
Agency Sponsored Mortgage-Backed	31.4
Corporates	21.5
U.S. Treasuries	20.2
Asset Backed	14.4
Commercial Mortgage-Backed Securities	7.8
Foreign Government	2.7
Collateralized-Mortgage Obligations	1.5
Federal Agencies	0.4
Municipals	0.1

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.35%	$1,000.00	$981.40	$1.72
	Hypothetical*	0.35%	$1,000.00	$1,023.03	$1.76

Class B	Actual	0.60%	$1,000.00	$980.20	$2.95
	Hypothetical*	0.60%	$1,000.00	$1,021.78	$3.01

Class E	Actual	0.50%	$1,000.00	$980.70	$2.46
	Hypothetical*	0.50%	$1,000.00	$1,022.28	$2.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—63.4% of Net Assets

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—38.3%
Fannie Mae 15 Yr. 2.500%, TBA	$35,700,000	$35,828,295
3.000%, TBA	31,300,000	32,126,517
4.500%, TBA	12,900,000	13,675,512
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	2,130,860	2,146,582
3.500%, 07/01/27	46,204,334	48,175,988
4.000%, 02/01/25	9,384,688	9,919,991
4.000%, 09/01/25	1,775,290	1,870,881
4.000%, 10/01/25	4,804,121	5,065,757
4.000%, 01/01/26	1,484,287	1,565,269
4.000%, 04/01/26	884,760	945,145
4.000%, 07/01/26	4,293,543	4,525,906
4.000%, 08/01/26	1,881,314	1,983,903
4.500%, 12/01/20	3,371,671	3,579,846
4.500%, 02/01/25	2,008,831	2,130,347
4.500%, 04/01/25	339,777	360,375
4.500%, 07/01/25	1,436,642	1,524,020
4.500%, 06/01/26	30,808,882	32,666,334
Fannie Mae 20 Yr. Pool 5.000%, 05/01/23	9,207	9,900
Fannie Mae 30 Yr. 3.500%, TBA	25,700,000	26,021,249
4.500%, TBA	10,200,000	10,773,750
5.000%, TBA	391,329	427,233
5.500%, TBA	16,100,000	17,476,048
Fannie Mae 30 Yr. Pool 3.000%, 02/01/28	5,900,629	6,082,287
3.000%, 02/01/43	11,752,997	11,500,548
3.000%, 03/01/43	48,409,880	47,367,179
3.000%, 04/01/43	42,146,880	41,239,112
3.000%, 05/01/43	62,122,115	60,785,482
3.000%, 06/01/43	3,772,094	3,691,539
4.000%, 01/01/25	60,533	65,083
4.000%, 05/15/42	158,661	166,723
4.000%, 10/01/42	69,978,878	73,149,852
4.500%, 11/01/39	665,855	717,357
4.500%, 06/01/41	4,275,259	4,533,077
4.500%, 08/01/41	364,506	385,922
4.500%, 09/01/41	1,885,573	1,998,972
4.500%, 06/01/42	23,727,613	25,139,621
4.500%, 08/01/42	21,380,886	22,698,346
5.000%, 04/01/29	20,408	22,117
5.000%, 11/01/32	29,109	31,491
5.000%, 03/01/33	29,475	31,887
5.000%, 04/01/33	182,020	196,911
5.000%, 07/01/33	294,666	318,773
5.000%, 08/01/33	44,999	48,861
5.000%, 09/01/33	5,020,552	5,431,118
5.000%, 11/01/33	1,181,715	1,278,489
5.000%, 12/01/33	488,788	528,779
5.000%, 02/01/34	191,251	206,898
5.000%, 03/01/34	147,462	159,533
5.000%, 04/01/34	367,004	396,439
5.000%, 05/01/34	186,164	201,045
5.000%, 06/01/34	348,510	376,366

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 07/01/34	$12,516,125	$13,514,928
5.000%, 08/01/34	2,832,363	3,057,712
5.000%, 10/01/34	4,016,351	4,343,393
5.000%, 11/01/34	64,815	70,118
5.000%, 12/01/34	255,789	276,491
5.000%, 03/01/35	5,094,765	5,501,071
5.000%, 04/01/35	3,225,432	3,475,237
5.000%, 05/01/35	438,986	473,058
5.000%, 07/01/35	11,762,523	12,718,720
5.000%, 09/01/35	19,516	21,112
5.000%, 10/01/35	7,391,460	7,996,206
5.000%, 12/01/35	2,265,803	2,446,994
5.000%, 08/01/36	2,228,966	2,411,325
5.000%, 07/01/37	1,071,209	1,158,852
5.000%, 05/01/38	27,331,422	29,427,382
5.000%, 04/01/41	161,457	176,270
5.000%, 06/01/41	429,723	464,880
5.000%, 07/01/41	1,063,830	1,160,308
5.000%, 08/01/41	1,314,282	1,434,865
5.500%, 11/01/32	4,503,889	4,935,711
5.500%, 12/01/32	738,036	808,797
5.500%, 01/01/33	3,211,937	3,519,890
5.500%, 12/01/33	892,117	977,651
5.500%, 08/01/37	7,592,332	8,309,460
5.500%, 04/01/41	1,057,194	1,162,812
6.000%, 02/01/34	749,451	836,076
6.000%, 08/01/34	591,543	660,118
6.000%, 04/01/35	8,955,515	9,993,707
6.000%, 06/01/36	1,593,960	1,780,307
6.000%, 02/01/38	2,286,620	2,493,410
6.000%, 03/01/38	935,835	1,035,185
6.000%, 05/01/38	2,721,211	3,011,416
6.000%, 10/01/38	1,846,658	2,015,117
6.000%, 12/01/38	1,000,663	1,088,913
6.500%, 05/01/40	18,156,637	20,115,920
Fannie Mae ARM Pool 3.055%, 03/01/41 (a)	1,347,455	1,406,551
3.148%, 03/01/41 (a)	1,751,748	1,826,568
3.260%, 12/01/40 (a)	2,589,061	2,703,242
3.333%, 06/01/41 (a)	5,265,831	5,486,565
3.503%, 09/01/41 (a)	3,916,329	4,098,760
5.050%, 08/01/38 (a)	1,717,054	1,833,790
Fannie Mae REMIC (CMO) 5.000%, 04/25/35	455,683	490,876
FHLMC Multifamily Structured Pass-Through Certificates 0.906%, 09/25/22 (a) (b)	41,895,138	2,660,676
1.028%, 10/25/22 (a) (b)	52,741,741	3,421,040
1.516%, 06/25/22 (a) (b)	16,734,982	1,739,668
1.560%, 12/25/18 (a) (b)	24,939,376	1,792,418
1.757%, 08/25/16 (a) (b)	12,426,715	501,455
1.886%, 03/25/22 (a) (b)	12,217,689	1,412,011
1.916%, 05/25/19 (a) (b)	20,524,881	1,788,066
2.615%, 01/25/23	14,110,000	13,346,804
2.637%, 01/25/23	7,835,000	7,463,402

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificates 2.682%, 10/25/22	$7,490,000	$7,178,716
Freddie Mac 30 Yr. 3.500%, TBA	92,000,000	92,920,000
4.000%, TBA	44,400,000	46,073,671
4.500%, TBA	4,800,000	5,054,250
5.000%, TBA	8,000,000	8,538,750
5.500%, TBA	12,400,000	13,339,687
Freddie Mac 30 Yr. Gold Pool 3.000%, 03/01/43	21,622,554	21,108,359
3.000%, 04/01/43	60,038,610	58,611,807
4.000%, 10/01/40	2,598,991	2,722,948
4.500%, 10/01/41	37,060,710	39,020,484
5.000%, 03/01/38	23,488,715	25,084,902
Freddie Mac ARM Non-Gold Pool 3.052%, 02/01/41 (a)	2,371,907	2,481,120
Freddie Mac Multi-Family Mortgage Trust 3.563%, 08/25/45 (144A) (a)	4,535,000	4,344,163
3.655%, 10/25/45 (144A) (a)	3,440,000	3,104,531
3.741%, 04/25/45 (144A) (a)	3,990,000	3,605,923
4.023%, 11/25/44 (144A) (a)	769,500	712,439
Ginnie Mae 1.014%, 02/16/53 (a) (b)	28,226,161	2,365,945
Ginnie Mae 30 Yr. 3.000%, TBA	7,930,000	7,839,549
3.500%, TBA	58,500,000	60,035,619
4.000%, TBA	8,600,000	9,025,968
4.500%, TBA	17,300,000	18,356,246
5.000%, TBA	26,700,000	28,794,281
5.500%, TBA	12,500,000	13,608,399
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	19,691	20,174
Ginnie Mae I 30 Yr. Pool 4.000%, 12/15/41	185,241	194,511
4.000%, 09/15/42	22,377,353	23,531,881
5.000%, 12/15/38	1,210,978	1,309,770
5.000%, 07/15/39	3,037,485	3,289,500
5.000%, 12/15/40	4,145,633	4,487,725
5.500%, 04/15/33	86,210	94,911
6.500%, 04/15/33	104,067	120,503
8.000%, 11/15/29	6,597	6,752
8.500%, 01/15/17	5,251	5,382
8.500%, 03/15/17	1,392	1,399
8.500%, 05/15/17	665	668
8.500%, 11/15/21	3,168	3,185
8.500%, 05/15/22	1,436	1,537
9.000%, 10/15/16	1,955	1,965
Ginnie Mae II 30 Yr. Pool 4.000%, 02/20/41	11,314,718	11,878,333
4.000%, 08/20/42	16,764,738	17,633,644
4.500%, 05/20/41	39,043,145	42,020,824
4.500%, 06/20/41	3,774,529	4,062,406
4.500%, 07/20/41	2,327,777	2,505,313
4.500%, 02/15/42	39,386,794	42,070,828
5.000%, 10/20/33	2,705,878	2,964,302

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 5.000%, 10/20/39	$1,201,803	$1,309,708

		1,397,836,937

Federal Agencies—0.5%
Federal National Mortgage Association Zero Coupon, 10/09/19	7,275,000	6,111,000
5.125%, 01/02/14	7,095,000	7,259,639
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	5,164,333

		18,534,972

U.S. Treasury—24.6%
U.S. Treasury Bonds 2.750%, 08/15/42 (c)	11,015,000	9,507,322
2.750%, 11/15/42	465,000	400,917
2.875%, 05/15/43 (c) (d)	201,852,000	178,639,020
3.125%, 02/15/43 (c)	217,245,000	202,784,781
U.S. Treasury Inflation Protected Bonds (TIPS) 0.750%, 02/15/42	14,289,192	12,578,948
U.S. Treasury Inflation Protected Notes (TIPS) 0.125%, 01/15/23	47,677,098	46,228,143
U.S. Treasury Notes 0.250%, 05/31/15 (d)	29,515,000	29,463,113
0.500%, 06/15/16 (d)	66,420,000	66,139,774
1.000%, 11/30/19 (c) (e)	130,390,000	124,226,986
1.375%, 06/30/18	81,375,000	81,330,488
1.625%, 11/15/22	6,432,200	6,004,562
1.750%, 05/15/23 (d)	149,945,000	140,432,789

		897,736,843

Total U.S. Treasury & Government Agencies (Identified Cost $2,378,590,677)		2,314,108,752

Corporate Bonds & Notes—25.4%

Auto Manufacturers—0.0%
Jaguar Land Rover Automatic plc 8.250%, 03/15/20 (GBP)	220,000	363,051

Auto Parts & Equipment—0.1%
BorgWarner, Inc. 4.625%, 09/15/20	1,605,000	1,685,761
Servus Luxembourg Holding SCA 7.750%, 06/15/18 (EUR)	115,000	147,070

		1,832,831

Banks—5.3%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	880,000	1,261,143
Bank of America Corp. 2.000%, 01/11/18	20,575,000	19,929,233
3.300%, 01/11/23	4,365,000	4,125,567
3.875%, 03/22/17	3,974,000	4,162,101

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Banks—(Continued)
Bank of America Corp. 5.200%, 12/31/49	$4,010,000	$3,769,400
5.650%, 05/01/18 (c)	29,800,000	33,107,264
5.700%, 01/24/22	9,574,000	10,627,571
6.500%, 08/01/16	2,790,000	3,145,574
Caixa Economica Federal 2.375%, 11/06/17 (144A)	4,670,000	4,308,075
3.500%, 11/07/22 (144A) (f)	2,550,000	2,142,000
Canadian Imperial Bank of Commerce 2.600%, 07/02/15 (144A)	3,170,000	3,288,875
Citigroup, Inc. 3.375%, 03/01/23 (f)	3,790,000	3,625,567
4.450%, 01/10/17	2,290,000	2,452,109
4.587%, 12/15/15	26,687,000	28,499,955
5.350%, 12/31/49 (a)	2,315,000	2,170,313
Commerzbank AG 6.375%, 03/22/19 (EUR)	2,300,000	3,098,577
Discover Bank 7.000%, 04/15/20	1,678,000	1,958,273
8.700%, 11/18/19	677,000	864,849
Fifth Third Capital Trust IV 6.500%, 04/15/67 (a)	3,870,000	3,855,487
HSBC Bank Brasil S.A. 4.000%, 05/11/16 (144A) (a)	13,340,000	13,673,500
JPMorgan Chase & Co. 3.200%, 01/25/23	4,765,000	4,523,448
3.250%, 09/23/22	3,110,000	2,952,640
5.150%, 12/31/49 (a)	2,829,000	2,694,622
KFW 1.375%, 07/15/13	3,785,000	3,786,363
Morgan Stanley 2.125%, 04/25/18	8,735,000	8,359,666
3.800%, 04/29/16	2,730,000	2,839,367
Sberbank of Russia 6.125%, 02/07/22	3,902,000	4,072,517
State Street Capital Trust IV 1.273%, 06/01/77 (a)	420,000	340,523
The Goldman Sachs Group, Inc. 3.625%, 01/22/23 (f)	10,630,000	10,170,497
5.750%, 01/24/22	2,466,000	2,720,030

		192,525,106

Beverages—0.0%
PepsiCo, Inc. 3.600%, 08/13/42	1,100,000	934,322

Biotechnology—0.2%
Life Technologies Corp. 6.000%, 03/01/20	5,550,000	6,252,458

Building Products—0.0%
Buzzi Unicem S.p.A. 6.250%, 09/28/18 (EUR)	485,000	666,527

Chemicals—0.5%
LyondellBasell Industries NV 5.000%, 04/15/19	$14,912,000	$16,225,687
Rain CII Carbon, LLC 8.500%, 01/15/21 (EUR)	260,000	338,429

		16,564,116

Coal—0.1%
CONSOL Energy, Inc. 8.250%, 04/01/20 (f)	743,000	778,292
Peabody Energy Corp. 6.000%, 11/15/18	497,000	498,243
6.250%, 11/15/21 (f)	2,913,000	2,811,045

		4,087,580

Commercial Services—0.3%
EC Finance plc 9.750%, 08/01/17 (EUR)	247,000	346,489
La Financiere Atalian S.A. 7.250%, 01/15/20 (EUR)	230,000	293,766
TMF Group Holding BV 9.875%, 12/01/19 (EUR)	250,000	325,412
United Rentals N.A., Inc. 7.625%, 04/15/22	8,490,000	9,190,425
Verisure Holding AB 8.750%, 12/01/18 (EUR)	230,000	309,858

		10,465,950

Construction & Engineering—0.0%
Algeco Scotsman Global Finance plc 9.000%, 10/15/18 (EUR)	230,000	301,685

Containers & Packaging—0.2%
Ardagh Glass Finance plc 8.750%, 02/01/20 (EUR)	133,000	176,582
Ardagh Packaging Finance plc 9.250%, 10/15/20 (EUR)	109,000	148,619
Rock Tenn Co. 3.500%, 03/01/20	1,811,000	1,772,103
4.000%, 03/01/23	6,272,000	6,043,311

		8,140,615

Distributors—0.2%
Glencore Funding, LLC 2.500%, 01/15/19 (144A)	7,195,000	6,509,381

Diversified Financial Services—1.2%
Discover Financial Services 3.850%, 11/21/22	2,178,000	2,045,331
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	230,000	302,373
Ford Motor Credit Co., LLC 5.000%, 05/15/18	22,285,000	23,765,259
6.625%, 08/15/17	5,020,000	5,681,601

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Diversified Financial Services—(Continued)
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (g) (l)	$4,775,000	$478
Novus USA Trust 2013-1 1.573%, 02/28/14 (144A) (a)	8,330,000	8,317,505
SLM Corp. 4.625%, 09/25/17	956,000	941,660
ZFS Finance USA Trust V 6.500%, 05/09/67 (144A) (a)	3,011,000	3,206,715

		44,260,922

Electric—2.7%
Dominion Resources, Inc. 1.950%, 08/15/16	6,100,000	6,221,762
Duke Energy Carolinas, LLC 4.250%, 12/15/41	3,680,000	3,428,626
Energy Future Intermediate Holding Co., LLC 10.000%, 12/01/20 (f)	18,170,000	19,896,150
Florida Power & Light Co. 5.950%, 02/01/38	3,735,000	4,511,858
Florida Power Corp. 6.400%, 06/15/38	1,300,000	1,592,543
Georgia Power Co. 3.000%, 04/15/16	5,930,000	6,205,573
Hydro-Quebec 8.050%, 07/07/24	18,590,000	25,567,403
8.400%, 01/15/22	4,455,000	6,053,980
Jersey Central Power & Light Co. 7.350%, 02/01/19	2,335,000	2,819,361
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	5,890,000	6,543,896
6.500%, 09/15/37	4,650,000	5,521,759
PacifiCorp. 4.100%, 02/01/42 (f)	2,700,000	2,483,617
The Cleveland Electric Illuminating Co. 5.950%, 12/15/36	2,527,000	2,729,195
8.875%, 11/15/18	1,390,000	1,806,960
The Southern Co. 1.950%, 09/01/16	2,603,000	2,641,087
Trans-Allegheny Interstate Line Co. 4.000%, 01/15/15 (144A)	1,525,000	1,583,938

		99,607,708

Electronics—0.1%
Rexel S.A. 5.125%, 06/15/20 (EUR)	2,047,000	2,667,940
Trionista HoldCo. GmbH 5.000%, 04/30/20 (EUR)	306,000	394,123
Trionista TopCo. GmbH 6.875%, 04/30/21 (EUR)	131,000	168,299

		3,230,362

Food—0.1%
Bakkavor Finance 2 plc 8.250%, 02/15/18 (GBP)	220,000	333,772
8.750%, 06/15/20 (GBP)	180,000	275,496

Food—(Continued)
Mondelez International, Inc. 6.500%, 08/11/17	$1,540,000	$1,790,481

		2,399,749

Healthcare Products—0.4%
Boston Scientific Corp. 6.250%, 11/15/15 (a)	12,319,000	13,634,103
IDH Finance plc 6.000%, 12/01/18 (GBP)	209,000	317,878
6.000%, 12/01/18 (GBP) (144A)	100,000	149,053
Ontex IV S.A. 9.000%, 04/15/19 (EUR)	240,000	313,489

		14,414,523

Healthcare Services—0.7%
Care U.K. Health & Social Care plc 9.750%, 08/01/17 (GBP)	220,000	339,628
Coventry Health Care, Inc. 5.450%, 06/15/21	4,598,000	5,121,528
HCA, Inc. 7.250%, 09/15/20	8,300,000	8,912,125
Priory Group No. 3 plc 7.000%, 02/15/18 (GBP)	270,000	414,763
Tenet Healthcare Corp. 6.250%, 11/01/18	4,710,000	4,957,275
UnitedHealth Group, Inc. 3.375%, 11/15/21	1,560,000	1,555,084
Wellpoint, Inc. 1.875%, 01/15/18 (f)	5,170,000	5,062,175

		26,362,578

Household Products—0.4%
DFS Furniture Holdings plc 7.625%, 08/15/18 (GBP)	215,000	337,632
Reynolds Group Issuer, Inc. 6.875%, 02/15/21 (a) (f)	8,495,000	8,919,750
7.875%, 08/15/19 (f)	5,195,000	5,662,550

		14,919,932

Insurance—2.0%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (a)	5,500,000	7,907,997
American International Group, Inc. 3.800%, 03/22/17	9,900,000	10,378,328
4.875%, 06/01/22 (f)	9,913,000	10,566,505
5.450%, 05/18/17	3,540,000	3,902,269
8.175%, 05/15/68	3,600,000	4,392,000
AXA S.A. 5.250%, 04/16/40 (EUR) (a)	4,150,000	5,506,479
Manulife Financial Corp. 3.400%, 09/17/15	1,510,000	1,577,624
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (a)	3,100,000	4,583,747

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Insurance—(Continued)
Prudential Financial, Inc. 4.500%, 11/15/20 (f)	$2,500,000	$2,664,653
4.750%, 09/17/15	4,010,000	4,315,029
5.200%, 03/15/44 (f)	250,000	236,250
5.375%, 06/21/20	3,000,000	3,363,123
5.875%, 09/15/42 (f)	2,943,000	2,950,357
7.375%, 06/15/19	3,860,000	4,716,750
XL Group plc 6.500%, 12/29/49 (f)	7,400,000	7,215,000

		74,276,111

Internet—0.0%
Cerved Technologies S.p.A. 6.375%, 01/15/20 (EUR)	231,000	291,660
8.000%, 01/15/21 (EUR)	230,000	281,417

		573,077

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	268,000	350,935
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	210,000	337,286

		688,221

Lodging—0.1%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	3,100,000	3,227,875

Media—2.2%
CBS Corp. 4.625%, 05/15/18	1,525,000	1,652,008
5.750%, 04/15/20	770,000	873,353
8.875%, 05/15/19	2,705,000	3,486,052
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	3,254,829
Comcast Corp. 4.650%, 07/15/42	5,647,000	5,415,078
5.875%, 02/15/18	2,684,000	3,133,616
COX Communications, Inc. 3.250%, 12/15/22 (144A)	7,874,000	7,408,064
4.700%, 12/15/42 (144A) (f)	2,559,000	2,269,818
8.375%, 03/01/39 (144A)	9,635,000	13,058,807
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	4,100,000	4,100,000
NBCUniversal Media, LLC 4.375%, 04/01/21	1,990,000	2,146,601
4.450%, 01/15/43	3,594,000	3,355,082
5.150%, 04/30/20	21,753,000	24,765,595
Odeon & UCI Finco plc 9.000%, 08/01/18 (GBP)	209,000	334,567
Time Warner Cable, Inc. 4.500%, 09/15/42 (f)	5,234,000	4,058,883
Unitymedia KabelBW GmbH 9.500%, 03/15/21 (EUR)	270,000	390,104

		79,702,457

Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc. 3.100%, 03/15/20 (144A)	$5,500,000	$5,083,727
5.450%, 03/15/43 (144A) (f)	5,517,000	4,865,183
Novelis, Inc. 8.750%, 12/15/20	7,985,000	8,563,912

		18,512,822

Miscellaneous Manufacturing—0.0%
GCL Holdings SCA 9.375%, 04/15/18 (EUR)	220,000	304,976

Oil & Gas—3.4%
Anadarko Petroleum Corp. 5.950%, 09/15/16	4,959,000	5,562,381
CNOOC Finance 2013, Ltd 1.750%, 05/09/18	1,937,000	1,852,770
Laredo Petroleum, Inc. 7.375%, 05/01/22 (f)	3,500,000	3,675,000
Linn Energy, LLC 6.250%, 11/01/19 (144A) (f)	6,180,000	5,886,450
MEG Energy Corp. 6.375%, 01/30/23 (144A)	1,895,000	1,838,150
6.500%, 03/15/21 (144A)	7,455,000	7,389,769
Murphy Oil Corp. 2.500%, 12/01/17 (f)	6,472,000	6,383,230
3.700%, 12/01/22	9,081,000	8,423,781
4.000%, 06/01/22	1,436,000	1,371,696
Nexen, Inc. 5.875%, 03/10/35	280,000	292,560
6.400%, 05/15/37	5,775,000	6,276,761
7.500%, 07/30/39	5,660,000	6,912,416
Noble Energy, Inc. 4.150%, 12/15/21	1,930,000	1,992,750
6.000%, 03/01/41	3,290,000	3,706,534
Noble Holding International, Ltd. 5.250%, 03/15/42 (f)	4,515,000	4,044,018
Novatek OAO 4.422%, 12/13/22 (144A)	3,265,000	2,995,637
Petrobras International Finance Co. 3.875%, 01/27/16	8,145,000	8,379,788
Plains Exploration & Production Co. 6.500%, 11/15/20	3,600,000	3,816,738
Range Resources Corp. 5.750%, 06/01/21 (f)	1,060,000	1,091,800
Sibur Securities, Ltd. 3.914%, 01/31/18 (144A)	1,970,000	1,822,250
Transocean, Inc. 2.500%, 10/15/17 (f)	9,875,000	9,758,880
5.050%, 12/15/16	5,690,000	6,187,448
6.000%, 03/15/18	13,653,000	15,300,112
6.500%, 11/15/20	6,455,000	7,265,806

		122,226,725

Paper & Forest Products—0.3%
International Paper Co. 4.750%, 02/15/22 (f)	11,101,000	11,681,449

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	$2,000,000	$2,000,184

Pipelines—1.0%
DCP Midstream, LLC 5.850%, 05/21/43 (144A) (f)	983,000	943,680
Energy Transfer Partners, L.P. 3.600%, 02/01/23	7,720,000	7,225,063
6.500%, 02/01/42	3,468,000	3,698,366
Enterprise Products Operating, LLC 4.450%, 02/15/43	2,945,000	2,614,159
The Williams Cos., Inc. 3.700%, 01/15/23	4,460,000	4,143,710
7.875%, 09/01/21 (f)	4,376,000	5,282,541
Western Gas Partners, L.P. 4.000%, 07/01/22 (f)	3,048,000	2,958,675
5.375%, 06/01/21	7,558,000	8,110,195

		34,976,389

Real Estate—0.1%
Realogy Corp. 7.875%, 02/15/19 (144A) (f)	4,118,000	4,344,490

Real Estate Investment Trusts—0.2%
Ventas Realty, L.P. 2.700%, 04/01/20	1,454,000	1,374,816
4.750%, 06/01/21	2,635,000	2,768,189
Vornado Realty, L.P. 5.000%, 01/15/22	4,545,000	4,770,764

		8,913,769

Retail—0.4%
Enterprise Inns plc 6.500%, 12/06/18 (GBP)	296,000	440,981
House of Fraser Funding plc 8.875%, 08/15/18 (GBP)	278,000	438,574
Macy’s Retail Holdings, Inc. 7.450%, 07/15/17	3,066,000	3,669,205
QVC, Inc. 7.500%, 10/01/19 (144A)	4,045,000	4,397,768
The Unique Pub Finance Co. plc 5.659%, 06/30/27 (GBP)	203,000	285,695
Wal-Mart Stores, Inc. 4.000%, 04/11/43	4,447,000	4,052,040

		13,284,263

Software—0.0%
First Data Corp. 7.375%, 06/15/19 (144A)	1,245,000	1,279,238

Telecommunications—2.2%
America Movil SAB de C.V. 2.375%, 09/08/16	7,975,000	8,080,342
CC Holdings GS V, LLC 3.849%, 04/15/23	4,386,000	4,135,805

Telecommunications—(Continued)
Crown Castle Towers, LLC 6.113%, 01/15/40 (144A)	$16,100,000	$18,474,347
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19	4,886,000	5,111,978
Level 3 Financing, Inc. 8.125%, 07/01/19	5,270,000	5,533,500
Lynx I Corp. 6.000%, 04/15/21 (GBP)	240,000	361,940
MetroPCS Wireless, Inc. 7.875%, 09/01/18	270,000	287,550
Phones4u Finance plc 9.500%, 04/01/18 (GBP)	440,000	682,602
SBA Tower Trust 5.101%, 04/15/42 (144A)	3,780,000	4,134,167
Sprint Capital Corp. 6.875%, 11/15/28	4,273,000	4,102,080
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	10,180,000	11,910,600
Telenet Finance V Luxembourg SCA 6.750%, 08/15/24 (EUR)	320,000	421,901
Verizon Communications, Inc. 3.850%, 11/01/42 (f)	17,231,000	14,297,284
VimpelCom Holdings BV 7.504%, 03/01/22	1,015,000	1,050,525
Virgin Media Secured Finance plc 6.500%, 01/15/18	3,110,000	3,195,525

		81,780,146

Transportation—0.4%
Burlington Northern Santa Fe, LLC 3.000%, 03/15/23 (f)	6,925,000	6,599,026
DP World Sukuk, Ltd. 6.250%, 07/02/17	6,860,000	7,340,200
Gategroup Finance Luxembourg S.A. 6.750%, 03/01/19 (EUR)	230,000	296,386

		14,235,612

Total Corporate Bonds & Notes (Identified Cost $938,758,098)		925,847,200

Asset-Backed Securities—17.5%

Asset Backed - Automobile—6.2%
AmeriCredit Automobile Receivables Trust 1.790%, 03/08/19	7,790,000	7,609,599
2.290%, 11/08/18	4,060,000	3,994,878
2.420%, 05/08/18	3,450,000	3,492,380
2.640%, 10/10/17	3,470,000	3,523,209
3.440%, 10/08/17	5,300,000	5,489,618
AUTO ABS 2012-2 Srl 2.800%, 04/27/25 (EUR)	5,727,130	7,523,992
Capital Auto Receivables Asset Trust 1.740%, 10/22/18	6,080,000	5,965,477
Chesapeake Funding, LLC 1.793%, 11/07/23 (144A) (a)	3,230,000	3,244,790

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Asset Backed - Automobile—(Continued)
Chesapeake Funding, LLC 2.193%, 11/07/23 (144A) (a)	$2,075,000	$2,084,466
Credit Acceptance Auto Loan Trust 1.210%, 10/15/20 (144A)	2,740,000	2,718,891
1.520%, 03/16/20 (144A) (a)	4,950,000	4,960,108
1.830%, 04/15/21 (144A)	2,350,000	2,321,299
2.060%, 04/16/18 (144A)	233,094	233,079
2.200%, 09/16/19 (144A)	10,500,000	10,615,143
DT Auto Owner Trust 1.850%, 04/17/17 (144A) (a)	620,000	620,916
2.260%, 10/16/17 (144A) (a)	3,580,000	3,590,421
2.720%, 04/17/17 (144A) (a)	200,000	201,804
3.380%, 10/16/17 (144A) (a)	1,920,000	1,936,956
4.030%, 02/15/17 (144A)	2,355,000	2,373,216
4.940%, 07/16/18 (144A)	4,500,000	4,610,988
Ford Credit Floorplan Master Owner Trust 1.390%, 09/15/16	2,525,000	2,533,782
1.693%, 01/15/16 (a)	4,765,000	4,791,412
2.090%, 09/15/16	4,405,000	4,439,346
2.293%, 01/15/16 (a)	4,460,000	4,497,009
2.410%, 09/15/15 (144A)	1,790,000	1,797,114
2.860%, 09/15/15	2,955,000	2,970,685
2.860%, 01/15/19	1,125,000	1,167,221
3.510%, 01/15/19 (a)	1,980,000	2,087,296
Hyundai Auto Receivables Trust 2.610%, 05/15/18	5,570,000	5,666,005
Prestige Auto Receivables Trust 1.090%, 02/15/18 (144A)	9,000,000	8,979,588
1.330%, 05/15/19 (144A)	6,000,000	5,934,552
5.180%, 07/16/18 (144A)	3,900,000	4,059,288
Santander Drive Auto Receivables Trust 1.190%, 05/15/18	8,640,000	8,563,726
1.210%, 10/16/17 (144A) (a)	10,680,000	10,671,168
1.330%, 05/15/17	4,230,000	4,248,210
1.480%, 05/15/17 (144A)	1,163,660	1,167,467
1.560%, 08/15/18	4,885,000	4,923,880
1.780%, 11/15/18 (144A) (a)	19,900,000	19,505,025
1.940%, 12/15/16 (a)	7,860,000	7,929,215
1.940%, 03/15/18 (a)	2,915,000	2,893,630
2.700%, 08/15/18	2,330,000	2,344,665
2.720%, 05/16/16 (a)	2,410,000	2,453,450
3.200%, 02/15/18 (a)	16,830,000	17,332,106
3.270%, 04/16/18 (a)	10,710,000	10,999,159
3.480%, 12/15/17 (a)	2,600,000	2,641,915
3.780%, 11/15/17 (a)	3,250,000	3,373,734

		225,081,878

Asset Backed - Credit Card—0.6%
World Financial Network Credit Card Master Trust 2.150%, 04/17/23 (a)	13,085,000	12,692,241
2.230%, 08/15/22	10,290,000	10,234,300

		22,926,541

Asset Backed - Home Equity—0.1%
GSAA Trust 0.473%, 10/25/35 (a)	$5,476,229	$5,036,652
Option One Mortgage Loan Trust 1.318%, 11/25/32 (a)	244,428	204,380

		5,241,032

Asset Backed - Other—7.0%
321 Henderson Receivables I, LLC 3.820%, 12/15/48 (144A)	2,542,029	2,659,943
4.070%, 01/15/48 (144A)	698,620	738,153
5.560%, 07/15/59 (144A)	12,069,913	13,813,918
Anchorage Capital CLO, Ltd. 1.466%, 07/13/25 (144A) (h)	8,780,000	8,729,076
Ares CLO, Ltd. 3.027%, 10/12/23 (144A)	3,570,000	3,569,984
Benefit Street Partners CLO, Ltd. 1.475%, 07/15/24 (144A) (a)	2,240,000	2,232,160
Carlyle Global Market Strategies 1.666%, 01/20/25 (144A) (a)	16,220,000	16,192,361
Cavalry CLO II 2.376%, 01/17/24 (144A) (a)	8,510,000	8,432,653
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,020,670	1,044,551
CT CDO IV, Ltd. 0.502%, 10/20/43 (144A) (a)	5,025,189	4,691,818
First Franklin Mortgage Loan Asset Backed Certificates 0.403%, 12/25/36 (a)	15,808,485	8,043,832
GoldenTree Loan Opportunities VII, Ltd. 1.414%, 04/25/25 (144A) (a)	6,620,000	6,623,528
HLSS Servicer Advance Receivables Backed Notes 1.247%, 01/15/44 (144A)	6,660,000	6,647,346
1.340%, 10/15/43 (144A)	1,825,000	1,824,270
1.495%, 01/16/46 (144A)	13,660,000	13,481,054
1.495%, 05/16/44 (144A)	1,175,000	1,172,415
1.793%, 05/15/46 (144A)	17,550,000	17,330,625
1.990%, 10/15/45 (144A)	3,745,000	3,748,371
2.480%, 10/15/45 (144A)	3,840,000	3,868,032
ING Investment Management Co. 1.807%, 10/15/22 (144A) (a)	8,415,000	8,417,289
KKR CLO, Trust 1.453%, 07/15/25 (144A) (a) (h)	4,895,000	4,809,338
Knollwood CDO, Ltd. 3.480%, 01/10/39 (144A) (a) (l)	721,632	7
Merrill Lynch First Franklin Mortgage Loan Trust 0.433%, 05/25/37 (a)	15,839,749	9,802,840
Nationstar Mortgage Advance Receivable Trust 1.080%, 06/20/44 (144A)	9,870,000	9,859,408
1.679%, 06/20/46 (144A)	14,045,000	14,029,958

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Asset Backed - Other—(Continued)
Northwoods Capital Corp. 1.697%, 01/18/24 (144A) (a)	$5,070,000	$5,057,771
2.527%, 01/18/24 (144A) (a)	4,820,000	4,842,235
Octagon Investment Partners XVI , Ltd. 1.392%, 07/17/25 (144A) (a)	5,600,000	5,591,040
OZLM Funding, Ltd. 1.470%, 07/22/25 (144A) (a) (h)	9,625,000	9,564,363
1.756%, 10/30/23 (144A) (a)	8,930,000	8,909,702
PFS Financing Corp. 1.293%, 02/15/18 (144A) (a)	4,230,000	4,208,677
1.393%, 02/15/16 (144A) (a)	4,770,000	4,787,806
SpringCastle America Funding, LLC 3.750%, 04/03/21 (144A)	20,175,847	19,728,589
Vibrant CLO, Ltd. 1.970%, 07/17/24 (144A) (a)	16,240,000	16,266,211
2.890%, 07/17/24 (144A) (a)	3,060,000	3,081,503

		253,800,827

Asset Backed - Student Loan—3.6%
Nelnet Student Loan Trust 0.384%, 08/23/27 (a)	1,190,000	1,151,652
2.156%, 11/25/24 (a)	6,095,000	6,376,510
Scholar Funding Trust 0.843%, 01/30/45 (144A) (a)	18,191,286	18,059,269
1.176%, 10/28/43 (144A) (a)	2,012,025	1,983,575
SLC Private Student Loan Trust 0.447%, 07/15/36 (a)	10,195,000	9,852,948
SLM Student Loan Trust 0.453%, 03/15/23 (a)	7,047,172	6,891,578
0.473%, 06/15/21 (a)	7,119,039	6,978,516
1.593%, 08/15/25 (144A) (a)	3,160,715	3,194,386
1.770%, 05/17/27 (144A)	3,985,000	3,771,141
1.850%, 06/17/30 (144A)	17,375,000	16,506,215
1.976%, 07/25/23 (a)	7,300,000	7,541,842
2.090%, 06/15/45 (144A)	4,455,000	4,356,250
2.950%, 02/15/46 (144A)	14,650,000	15,031,882
3.330%, 10/15/46 (144A) (a)	12,475,000	12,908,406
3.480%, 10/15/30 (144A)	870,000	909,091
3.740%, 02/15/29 (144A)	1,685,000	1,775,570
3.830%, 01/17/45 (144A)	8,460,000	8,993,462
4.540%, 10/17/44 (144A)	5,040,000	5,460,432

		131,742,725

Total Asset-Backed Securities (Identified Cost $633,817,128)		638,793,003

Mortgage-Backed Securities—11.3%

Collateralized-Mortgage Obligation—1.8%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	3,719,993	3,374,800
Countrywide Alternative Loan Trust 0.382%, 03/20/47 (a)	3,616,337	2,543,738
5.500%, 11/25/35	2,673,877	2,284,144
5.500%, 04/25/37	2,015,701	1,495,926

Collateralized-Mortgage Obligation—(Continued)
Countrywide Alternative Loan Trust 6.500%, 09/25/37	$14,656,826	$11,281,828
Countrywide Home Loan Mortgage Pass-Through Trust 0.393%, 04/25/46 (a)	1,345,441	998,489
6.000%, 04/25/36	1,707,361	1,474,219
6.250%, 09/25/36	2,150,995	1,805,373
Credit Suisse Mortgage Capital Certificates 2.596%, 05/27/36 (144A) (a)	4,412,053	4,246,804
2.709%, 03/27/37 (144A) (a)	2,115,141	2,057,503
4.736%, 08/27/46 (144A) (a)	4,853,342	4,461,165
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.343%, 12/25/36 (a)	6,330,478	4,866,694
GMAC Mortgage Corp. Loan Trust 5.432%, 04/19/36 (a)	4,387,793	3,872,043
GSR Mortgage Loan Trust 6.000%, 07/25/37	2,665,317	2,459,096
Indymac INDA Mortgage Loan Trust 5.060%, 09/25/36 (a)	7,103,138	5,611,415
JPMorgan Mortgage Trust 6.500%, 08/25/36	940,136	839,878
Merrill Lynch Mortgage Investors, Inc. 2.892%, 05/25/36 (a)	3,980,412	3,200,944
Residential Funding Mortgage Securities I 5.500%, 11/25/35	1,296,397	1,273,497
6.000%, 04/25/37	2,920,543	2,648,150
Structured Adjustable Rate Mortgage Loan Trust 5.711%, 04/25/47 (a)	2,848,519	2,151,424
Wells Fargo Mortgage Backed Securities Trust 2.634%, 07/25/36 (a)	2,450,423	2,410,445

		65,357,575

Commercial Mortgage-Backed Securities—9.5%
Banc of America Commercial Mortgage Trust 5.482%, 01/15/49	630,000	658,693
5.893%, 06/10/49	4,795,000	5,185,572
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,348,911
5.560%, 06/10/49	247,479	247,463
Banc of America Large Loan, Inc. 2.506%, 11/15/15 (144A)	19,778,008	19,793,356
5.037%, 12/20/41 (144A)	8,093,609	8,363,936
BB-UBS Trust 0.730%, 11/05/36 (144A) (b)	85,480,000	5,087,428
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (a)	780,000	833,950
Citigroup Commercial Mortgage Trust 4.960%, 05/15/43 (a)	6,750,000	6,960,087
6.262%, 12/10/49 (a)	3,560,000	3,914,565
COMM 2010-RR1 Mortgage Trust 5.543%, 12/11/49 (144A) (a)	2,690,000	2,910,949

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
COMM 2013-CCRE7 Mortgage Trust 1.771%, 03/10/46 (a) (b)	$42,402,004	$4,059,568
COMM 2013-GAM 3.367%, 02/10/28 (144A)	5,610,000	5,412,808
COMM 2013-LC6 Mortgage Trust 1.955%, 01/10/46 (a) (b)	119,693,113	12,288,174
Commercial Mortgage Pass-Through Certificates 1.710%, 03/10/46 (a) (b)	67,252,061	5,523,277
2.425%, 05/15/45 (a) (b)	27,078,364	3,456,932
3.400%, 10/05/30 (144A) (a)	4,845,000	4,549,649
5.167%, 06/10/44 (a)	7,050,000	7,461,346
5.347%, 12/10/46	5,320,000	5,763,683
Commercial Mortgage Trust 5.867%, 12/10/49 (a)	3,255,000	3,486,958
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	1,090,000	1,126,932
Credit Suisse Mortgage Capital Certificates 0.463%, 04/15/22 (144A) (a)	4,295,000	4,058,960
5.448%, 01/15/49 (a)	75,347	75,283
DBRR Trust 5.937%, 06/17/49 (a)	3,600,000	4,034,984
Del Coronado Trust 5.193%, 03/15/18 (144A) (a)	4,330,000	4,352,516
Extended Stay America Trust 2.675%, 12/05/31 (144A) (a)	3,210,000	3,122,794
2.957%, 12/05/31 (144A) (a)	4,640,000	4,503,403
FREMF Mortgage Trust 3.165%, 04/25/46 (144A)	665,000	608,829
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	2,526,711	2,562,709
Greenwich Capital Commercial Funding Corp.
5.475%, 03/10/39	1,800,000	1,892,079
5.736%, 12/10/49	2,210,000	2,475,107
GS Mortgage Securities Corp. II
1.928%, 02/10/46 (a) (b)	109,446,802	12,317,252
3.249%, 11/08/29 (144A) (b)	37,300,000	2,537,247
3.550%, 12/10/27 (144A) (a)	9,462,358	8,090,723
3.633%, 06/05/31 (144A)	965,000	954,976
5.591%, 11/10/39	1,830,000	1,985,391
5.622%, 11/10/39	3,595,000	3,376,406
JPMorgan Chase Commercial Mortgage Securities Corp.
2.206%, 06/15/45 (a) (b)	24,975,157	2,647,741
4.158%, 01/12/39 (144A)	3,276,154	3,320,041
5.447%, 06/12/47	1,653,300	1,695,960
5.633%, 12/12/44 (a)	3,600,000	3,897,839
5.951%, 06/15/43 (144A)	8,060,000	8,947,462
6.005%, 06/15/49 (a)	1,642,885	1,771,683
JPMorgan Chase Commercial Mortgage Securities Trust
4.300%, 12/15/47 (a)	1,203,333	1,116,894
5.372%, 05/15/47	1,550,000	1,635,442

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Series Trust
0.729%, 04/15/46 (a) (b)	$4,900,000	$228,149
1.734%, 04/15/46 (a) (b)	27,946,288	2,857,312
3.958%, 04/15/46	2,230,000	2,020,048
LB Commercial Conduit Mortgage Trust 5.961%, 07/15/44 (a)	4,000,000	4,525,500
LB-UBS Commercial Mortgage Trust
5.205%, 04/15/30 (a)	3,610,000	3,790,016
5.347%, 11/15/38	7,141,255	7,897,807
5.866%, 09/15/45 (a)	10,835,457	12,077,136
Merrill Lynch Mortgage Trust 5.458%, 11/12/37 (a)	5,045,000	5,202,707
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (a)	825,419	803,917
Morgan Stanley Capital I
5.763%, 04/12/49 (a)	8,065,000	8,584,362
6.050%, 06/11/49 (a)	1,411,484	1,434,473
6.090%, 06/11/49 (a)	5,345,000	5,755,127
Morgan Stanley Capital I Trust 2.867%, 03/15/45 (144A) (a) (b)	45,405,392	6,019,983
Morgan Stanley Capital I, Inc. 6.340%, 07/15/30 (144A)	879,799	898,504
Morgan Stanley Capital Trust 5.406%, 03/15/44	3,090,000	3,310,509
Morgan Stanley Re-REMIC Trust
Zero Coupon, 07/17/56 (144A)	6,440,000	6,311,200
1.000%, 03/27/51 (144A)	6,198,459	6,104,804
2.000%, 07/27/49 (144A)	5,862,105	5,935,381
2.500%, 03/23/51 (144A)	4,022,017	4,058,457
Motel 6 Trust 2.743%, 10/05/25 (144A)	3,135,000	3,068,898
RBSCF Trust 6.122%, 02/16/51 (144A) (a)	9,220,327	10,180,642
S2 Hospitality, LLC 4.500%, 04/15/25 (144A)	2,659,719	2,656,597
STRIPS 2012-1, Ltd. 1.500%, 12/25/44 (144A)	10,175,409	10,063,479
Wachovia Bank Commercial Mortgage Trust
6.122%, 02/15/51 (a)	3,870,000	4,305,108
5.416%, 01/15/45 (a)	5,000,000	5,482,235
6.122%, 02/15/51 (a)	4,712,000	4,458,876
Wells Fargo Re-REMIC Trust 1.750%, 08/20/21 (144A)	5,936,700	5,940,262
WF-RBS Commercial Mortgage Trust
1.677%, 03/15/48 (a) (b)	65,916,320	6,294,613
1.993%, 12/15/45 (144A) (a) (b)	43,216,923	4,923,315
3.037%, 03/15/45	6,910,000	6,484,641

		346,090,016

Total Mortgage-Backed Securities (Identified Cost $410,690,119)		411,447,591

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—3.3%

Security Description	Shares/ Principal Amount	Value

Sovereign—3.3%
Argentine Republic Government International Bond
2.500%, 12/31/38 (a)	$2,780,000	$903,500
2.500%, 12/31/38 (f)	525,000	170,625
Brazilian Government International Bond 7.125%, 01/20/37	1,520,000	1,808,800
Italy Buoni Poliennali Del Tesoro
3.750%, 04/15/16 (EUR)	49,875,000	67,096,526
5.250%, 08/01/17 (EUR)	10,635,000	14,905,440
Mexican Bonos
7.750%, 12/14/17 (MXN)	17,012,000	1,447,704
8.500%, 11/18/38 (MXN)	24,012,000	2,158,535
Mexico Government International Bond
5.125%, 01/15/20	7,480,000	8,220,520
5.625%, 01/15/17	2,130,000	2,367,495
Poland Government International Bond
5.000%, 03/23/22	3,500,000	3,762,500
5.125%, 04/21/21	3,525,000	3,833,438
6.375%, 07/15/19	1,110,000	1,294,604
Russian Foreign Bond 7.500%, 03/31/30 (a)	7,394,125	8,660,369
South Africa Government International Bond
4.665%, 01/17/24 (f)	2,600,000	2,483,000
5.500%, 03/09/20	2,680,000	2,824,050

Total Foreign Government (Identified Cost $124,940,080)		121,937,106

Term Loans—0.4%

Lodging—0.4%
Hilton Fort Lauderdale 7.402%, 02/22/16	8,060,000	8,060,000
Motel 6 Operating, L.P. 10.000%, 10/15/17 (l)	7,248,416	7,502,110

Total Term Loans (Identified Cost $15,269,823)		15,562,110

Preferred Stock—0.3%

Capital Markets—0.1%
The Goldman Sachs Group, Inc. (f)	109,202	2,636,136

Diversified Financial Services—0.2%
Citigroup Capital XIII (f)	272,339	7,584,641

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (i)	70,000	325,500
Federal National Mortgage Association (Series S) (i)	70,000	318,500

		644,000

Total Preferred Stock (Identified Cost $10,380,835)		10,864,777

Municipal Bonds & Notes—0.2%
Security Description	Shares/ Principal/ Notional Amount	Value

Municipal Agency—0.2%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	$2,360,000	$2,553,001
5.500%, 06/15/43	2,825,000	3,078,515

Total Municipal Bonds & Notes (Identified Cost $5,111,602)		5,631,516

Options Purchased—0.2%

Call Options—0.0%
USD Currency, Strike Price JPY 100.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	13,635,000	394,051
USD Currency, Strike Price JPY 100.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	5,090,000	147,101
USD Currency, Strike Price JPY 100.30, Expires 09/12/13 (Counterparty-Deutsche Bank Securities)	37,390,000	785,452
USD Currency, Strike Price JPY 110.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	13,635,000	73,929
USD Currency, Strike Price JPY 110.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	5,090,000	27,598

		1,428,131

Put Options—0.2%
AUD Currency, Strike Price USD 0.93, Expires 08/13/13 (Counterparty-Goldman Sachs) (AUD)	111,815,000	3,074,868
AUD Currency, Strike Price USD 0.97, Expires 08/13/13 (Counterparty-JPMorgan Clearing) (AUD)	51,560,000	3,038,664
EUR Currency, Strike Price USD 1.24, Expires 10/01/13 (Counterparty-Citibank N.A.) (EUR)	77,000,000	497,928
USD Currency, Strike Price JPY 91.40, Expires 09/12/13 (Counterparty-Bank of America)	37,390,000	185,903

		6,797,363

Total Options Purchased (Identified Cost $7,013,455)		8,225,494

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman TBA Claim Receivable (l)	424,563	184,685

Total Escrow Shares (Identified Cost $0)		184,685

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short Term Investments—3.2%

Security Description	Shares/ Principal Amount	Value

Mutual Funds—2.2%
State Street Navigator Securities Lending MET Portfolio (j)	79,522,543	$79,522,543

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $39,088,033 on 07/01/13, collateralized by $2,140,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $2,137,325; and by $36,460,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $37,736,100	$39,088,000	39,088,000

Total Short Term Investments (Identified Cost $118,610,543)		118,610,543

Total Investments—125.2% (Identified Cost $4,643,182,360) (k)		4,571,212,777
Liabilities in excess of other assets		(921,458,951)

Net Assets—100.0%		$3,649,753,826

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2013.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2013, the market value of securities pledged was $9,933,335.
(d)	All or a portion of this security has been purchased in an open Treasury Roll transaction.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $3,968,137.
(f)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $78,040,114 and the collateral received consisted of cash in the amount of $79,522,543. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(g)	Non-Income Producing; Defaulted Bond.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.6% of net assets.
(i)	Non-Income Producing.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of June 30, 2013, the aggregate cost of investments was $4,643,182,360. The aggregate unrealized appreciation and depreciation of investments was $50,162,980 and $(122,132,563), respectively, resulting in net unrealized depreciation of $(71,969,583).
(l)	Illiquid Security. As of June 30, 2013 these securities represent 0.2% of net assets.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $740,175,876, which is 20.3% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(CDO)—	Collateralized Debt Obligation.
(CLO)—	Collateralized Loan Obligation.
(CMO)—	Collateralized Mortgage Obligation.
(REMIC)—	Real Estate Mortgage Investment Conduit.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(32,600,000)	$(33,954,937)
4.000% (15 Year TBA)	(24,500,000)	(25,823,573)
3.000% (30 Year TBA)	(69,100,000)	(67,512,856)
3.500% (30 Year TBA)	(300,000)	(304,547)
4.000% (30 Year TBA)	(9,800,000)	(10,201,133)
5.000% (30 Year TBA)	(53,700,000)	(57,790,431)
5.500% (30 Year TBA)	(16,100,000)	(17,486,110)
6.000% (30 Year TBA)	(20,600,000)	(22,402,500)
Freddie Mac
3.000% (30 Year TBA)	(57,000,000)	(55,557,187)
Ginnie Mae
4.000% (30 Year TBA)	(22,700,000)	(23,792,438)
4.500% (30 Year TBA)	(45,100,000)	(48,079,067)
5.000% (30 Year TBA)	(1,200,000)	(1,298,625)

Total TBA Sale Commitments (Proceeds $368,732,027)		$(364,203,404)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Settlement Date	Counterparty	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,300,000	09/18/13	UBS AG	USD	4,864,075	$(44,352)
AUD	11,300,000	09/18/13	Bank of America	USD	10,627,707	(351,693)
AUD	15,000,000	09/18/13	Commonweatlh Bank of Australia	USD	13,705,650	(64,924)
CAD	19,928,230	09/18/13	CIBC	USD	18,870,000	43,191
CNY	63,710,000	08/19/13	Standard Chartered Bank	USD	10,031,491	307,451
EUR	18,500,000	07/23/13	Citibank N.A.	USD	24,141,890	(59,370)
GBP	9,000,000	09/18/13	Goldman Sachs	USD	13,923,765	(242,193)
GBP	9,690,000	09/18/13	Barclays Bank plc	USD	14,924,819	(194,326)
JPY	1,151,241,828	09/18/13	Royal Bank of Scotland plc	USD	12,210,000	(598,257)
JPY	1,299,856,575	09/18/13	Goldman Sachs	USD	13,785,000	(674,287)
JPY	1,773,628,425	09/18/13	BNP Paribas S.A.	USD	18,350,000	(460,694)
MXN	159,097,397	09/18/13	JPMorgan Chase	USD	12,225,000	(30,964)
MXN	191,199,910	09/18/13	Morgan Stanley Capital	USD	14,740,000	(85,464)

Contracts to Deliver
AUD	16,000,000	09/18/13	UBS AG	USD	15,122,400	572,292
AUD	35,370,000	09/18/13	Goldman Sachs	USD	32,273,003	108,171
CAD	3,042,000	07/17/13	Barclays Bank plc	USD	2,980,255	88,820
CAD	19,318,540	09/18/13	BNP Paribas S.A.	USD	18,870,000	535,444
CNY	63,710,000	08/19/13	Credit Suisse	USD	9,888,251	(450,691)
EUR	1,634,000	07/23/13	Citibank N.A.	USD	2,180,599	53,527
EUR	7,697,000	07/23/13	Morgan Stanley Capital	USD	10,106,530	86,900
EUR	15,995,000	09/18/13	Bank of America	USD	21,337,058	510,088
EUR	49,835,458	07/23/13	Citibank N.A.	USD	65,433,956	560,259
EUR	52,252,000	07/23/13	Bank of America	USD	69,017,315	997,865
GBP	3,163,000	07/17/13	Barclays Bank plc	USD	4,842,303	32,030
GBP	18,690,000	09/18/13	Credit Suisse	USD	29,277,698	865,633
JPY	5,546,555,546	09/18/13	Bank of America	USD	57,854,000	1,909,908
MXN	52,757,000	07/17/13	JPMorgan Chase	USD	4,303,684	237,555

Net Unrealized Appreciation						$3,651,919

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Australian Bond 10 Year Futures	09/16/13	210	AUD 24,995,200	$(121,907)
U.S. Long Bond Futures	09/19/13	855	USD 117,287,035	(1,140,629)
U.S. Treasury Note 2 Year Futures	09/30/13	866	USD 190,752,288	(232,288)
U.S. Treasury Note 5 Year Futures	09/30/13	2,218	USD 272,437,352	(3,955,383)
U.S. Ultra Long Treasury Bond Futures	09/19/13	372	USD 54,571,142	229,107

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/19/13	(5,106)	USD (655,150,327)	8,922,202

Net Unrealized Appreciation				$3,701,102

Options Written
Options Written—Call	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price JPY 100.30	Bank of America	09/12/13	USD (37,390,000)	$(1,147,312)	$(785,452)	$361,860
USD Currency, Strike Price JPY 105.00	JPMorgan Clearing	10/31/13	USD (27,270,000)	(259,065)	(345,675)	(86,610)
USD Currency, Strike Price JPY 105.00	JPMorgan Clearing	10/31/13	USD (10,180,000)	(134,631)	(129,042)	5,589

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Options Written—(Continued)

Options Written—Put	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Currency, Strike Price USD 0.93	Deutsche Bank Securities	08/13/13	AUD (60,255,000)	$(262,143)	$(1,656,989)	$(1,394,846)
AUD Currency, Strike Price USD 0.93	JPMorgan Clearing	08/13/13	AUD (51,560,000)	(470,433)	(1,417,879)	(947,446)
AUD Currency, Strike Price USD 0.97	Goldman Sachs	08/13/13	AUD (51,560,000)	(3,008,923)	(3,038,662)	(29,739)
EUR Currency, Strike Price USD 1.16	Royal Bank of Scotland plc	10/01/13	EUR (77,000,000)	(359,913)	(64,947)	294,966
USD Currency, Strike Price JPY 91.40	Deutsche Bank Securities	09/12/13	USD (37,390,000)	(560,850)	(185,903)	374,947

Total Options Written				$(6,203,270)	$(7,624,549)	$(1,421,279)

Swap Agreements

Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation
Receive	3M LIBOR	2.303%	06/11/23	USD 1,965,000	$67,351

Credit Default Swaps on Credit Indices—Buy Protection
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at June 30, 2013	Notional Amount	Market Value	Upfront Premium Received	Unrealized Depreciation
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank	5.000%	12/20/17	3.683%	USD 14,856,000	$(665,222)	$(27,855)	$(637,367)

Credit Default Swaps on Credit Indices—Sell Protection
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2013	Notional Amount	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 19, Version 1	Bank of America	5.000%	12/20/17	3.683%	USD 64,000,000	$2,865,793	$(1,880,000)	$4,745,793
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	Deutsche Bank	0.500%	03/15/49	N/A	USD 7,025,000	(465,406)	(1,031,894)	566,488
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	Deutsche Bank	0.500%	02/17/51	N/A	USD 2,370,000	(284,922)	(359,977)	75,055

Totals						$2,115,465	$(3,271,871)	$5,387,336

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium	Unrealized Appreciation/ (Depreciation)
Pay	6M EURIBOR	2.800%	11/10/41	Bank of America	EUR 8,300,000	$667,897	$0	$667,897
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase	USD 18,000,000	1,154,743	0	1,154,743
Receive	3M LIBOR	2.795%	04/23/43	Bank of America	USD 6,310,000	776,522	0	776,522
Receive	3M LIBOR	2.798%	04/23/43	Barclays Bank plc	USD 6,290,000	770,726	0	770,726
Receive	3M LIBOR	2.798%	04/23/43	Deutsche Bank	USD 6,400,000	784,205	0	784,205
Receive	3M LIBOR	2.891%	01/14/43	Deutsche Bank	USD 54,750,000	5,701,731	0	5,701,731
Receive	3M LIBOR	2.893%	01/14/43	Bank of America	USD 2,800,000	290,247	0	290,247
Receive	3M LIBOR	3.002%	02/11/43	JPMorgan Chase	USD 34,000,000	2,827,984	0	2,827,984
Receive	3M LIBOR	3.014%	02/06/43	Bank of America	USD 21,456,000	1,735,001	0	1,735,001
Receive	3M LIBOR	3.029%	02/19/43	Deutsche Bank	USD 10,200,000	794,815	0	794,815
Receive	3M LIBOR	3.041%	05/24/43	Bank of America	USD 62,655,000	4,776,629	0	4,776,629
Receive	3M LIBOR	3.043%	05/23/43	Barclays Bank plc	USD 41,700,000	3,165,430	0	3,165,430
Receive	3M LIBOR	3.048%	05/24/43	Deutsche Bank	USD 56,385,000	4,222,002	0	4,222,002
Receive	6M EURIBOR	2.783%	11/10/41	Deutsche Bank	EUR 8,300,000	(628,682)	0	(628,682)

Totals						$27,039,250	$0	$27,039,250

Securities in the amount of $3,751,715 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Yuan Renminbi
(EUR)—	Euro
(GBP)—	British Pount
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(USD)—	U.S. Dollar

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,314,108,752	$—	$2,314,108,752
Total Corporate Bonds & Notes*	—	925,847,200	—	925,847,200
Asset-Backed Securities
Asset Backed - Automobile	—	225,081,878	—	225,081,878
Asset Backed - Credit Card	—	22,926,541	—	22,926,541
Asset Backed - Home Equity	—	5,241,032	—	5,241,032
Asset Backed - Other	—	230,698,050	23,102,777	253,800,827
Asset Backed - Student Loan	—	131,742,725	—	131,742,725
Total Asset-Backed Securities	—	615,690,226	23,102,777	638,793,003
Total Mortgage-Backed Securities*	—	411,447,591	—	411,447,591
Total Foreign Government*	—	121,937,106	—	121,937,106
Total Term Loans*	—	15,562,110	—	15,562,110
Total Preferred Stock*	10,864,777	—	—	10,864,777
Total Options Purchased*	—	8,225,494	—	8,225,494
Total Municipal Bonds & Notes*	—	5,631,516	—	5,631,516
Total Escrow Shares*	—	184,685	—	184,685
Short Term Investments
Mutual Funds	79,522,543	—	—	79,522,543
Repurchase Agreement	—	39,088,000	—	39,088,000
Total Short Term Investments	79,522,543	39,088,000	—	118,610,543
Total Investments	$90,387,320	$4,457,722,680	$23,102,777	$4,571,212,777

TBA Sale Commitments	$—	$(364,203,404)	$—	$(364,203,404)
Collateral for Securities Loaned (Liability)	—	(79,522,543)	—	(79,522,543)
Total Liabilities	$—	$(443,725,947)	$—	$(443,725,947)

Forward Foreign Currency Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$6,909,134	$—	$6,909,134
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(3,257,215)	—	(3,257,215)
Total Forward Foreign Currency Contracts (Net Unrealized Appreciation)	—	3,651,919	—	3,651,919
Futures Contracts
Futures Contracts (Unrealized Appreciation)	9,151,309	—	—	9,151,309
Futures Contracts (Unrealized Depreciation)	(5,450,207)	—	—	(5,450,207)
Total Futures Contracts (Net Unrealized Appreciation)	3,701,102	—	—	3,701,102
Options Written
Call Options Written	—	(1,260,169)	—	(1,260,169)
Put Options Written	—	(6,364,380)	—	(6,364,380)
Total Options Written	—	(7,624,549)	—	(7,624,549)
Total Centrally Cleared Swap Contracts (Unrealized Appreciation)	—	67,351	—	67,351

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Swap Agreements
Swap Contracts at Value (Assets)	$—	$30,533,725	$—	$30,533,725
Swap Contracts at Value (Liabilities)	—	(2,044,232)	—	(2,044,232)
Total Swap Agreements at Value	—	28,489,493	—	28,489,493

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2012	$19,235,740
Transfers into Level 3	0
Transfers out of Level 3	(19,235,740)
Accrued discounts/premiums	0
Realized loss	0
Change in unrealized depreciation	(356)
Security purchases	23,103,133
Security sales	0
Balance as of June 30, 2013	$23,102,777

Asset-backed securities were transferred out of level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input. The change in unrealized depreciation on investments still held at June 30, 2013 was $(356).

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$4,571,212,777
Swap contracts at value (c)	30,533,725
Cash	26,737
Cash denominated in foreign currencies (d)	697,394
Unrealized appreciation on forward foreign currency exchange contracts	6,909,134
Receivable for:
Investments sold	206,853,458
TBA securities sold (e)	1,161,528,395
Fund shares sold	1,439,381
Principal paydowns	9,266
Interest and dividends	24,727,799
Variation margin on futures contracts	1,051,247
Interest on swap contracts	413,731

Total Assets	6,005,403,044
Liabilities
TBA sale commitments at value	364,203,404
Secured borrowings	454,445,579
Options written at value (f)	7,624,549
Swap contracts at value (g)	2,044,232
Restricted cash for swap contracts	28,120,000
Unrealized depreciation on forward foreign currency exchange contracts	3,257,215
Payable for:
Investments purchased	172,508,418
TBA securities purchased	1,238,490,241
Fund shares redeemed	501,168
Collateral for securities loaned	79,522,543
Deferred dollar roll income	276,806
Interest on swap contracts	2,373,206
Interest on TBA sales commitments	736,918
Variation margin on swap contracts	13,920
Accrued expenses:
Management fees	1,004,125
Distribution and service fees	122,738
Deferred trustees’ fees	39,954
Other expenses	364,202

Total Liabilities	2,355,649,218

Net Assets	$3,649,753,826

Net assets consist of:
Paid-in surplus	$3,623,705,650
Undistributed net investment income	50,888,307
Accumulated net realized gains	4,897,872
Unrealized depreciation on investments and foreign currency transactions	(29,738,003)

Net Assets	$3,649,753,826

Net Assets
Class A	$2,997,122,705
Class B	492,158,223
Class E	160,472,898
Capital Shares Outstanding*
Class A	28,243,945
Class B	4,706,467
Class E	1,524,195
Net Asset Value, Offering and Redemption Price Per Share
Class A	$106.12
Class B	104.57
Class E	105.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,643,182,360.
(b)	Includes securities on loan with a value of $78,040,114.
(c)	Premiums received on swap contracts were $1,880,123.
(d)	Identified cost of cash denominated in foreign currencies was $701,189.
(e)	Includes $368,732,027 related to TBA sale commitments.
(f)	Premiums received on written options were $6,203,270.
(g)	Premiums received on swap contracts were $1,419,726.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$65,072,586
Dividends	219,805
Securities lending income	109,546

Total investment income	65,401,937
Expenses
Management fees	6,351,699
Distribution and service fees—Class B	627,490
Distribution and service fees—Class E	127,381
Administration fees	26,371
Trustees’ fees and expenses	16,044
Custodian and accounting	239,890
Audit and tax services	48,039
Legal	11,795
Shareholder reporting	141,038
Interest	17,797
Insurance	1,100
Miscellaneous	24,393

Total expenses	7,633,037

Net Investment Income	57,768,900

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(14,231,872)
Futures contracts	3,097,581
Foreign currency transactions	2,757,739
Swap contracts	4,988,803
Options written	22,176,631

Net realized gain	18,788,882

Net change in unrealized appreciation (depreciation) on:
Investments	(177,000,494)
Futures contracts	(387,261)
Foreign currency transactions	3,151,279
Swap contracts	25,628,117
Options written	2,422,416

Net change in unrealized depreciation	(146,185,943)

Net realized and unrealized loss	(127,397,061)

Net Decrease in Net Assets From Operations	$(69,628,161)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$57,768,900	$112,846,361
Net realized gain	18,788,882	113,624,069
Net change in unrealized appreciation (depreciation)	(146,185,943)	63,027,702

Increase (decrease) in net assets from operations	(69,628,161)	289,498,132

From Distributions to Shareholders
Net investment income
Class A	(118,542,001)	(88,521,069)
Class B	(18,814,715)	(12,343,891)
Class E	(6,389,864)	(4,857,014)
Net realized capital gain
Class A	(72,254,675)	(21,332,126)
Class B	(12,218,854)	(3,261,236)
Class E	(4,063,983)	(1,236,117)

Total distributions	(232,284,092)	(131,551,453)

Increase (decrease) in net assets from capital share transactions	(202,498,274)	201,983,827

Total increase (decrease) in net assets	(504,410,527)	359,930,506

Net Assets
Beginning of the period	4,154,164,353	3,794,233,847

End of the period	$3,649,753,826	$4,154,164,353

Undistributed Net Investment Income
End of the period	$50,888,307	$136,865,987

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,522,719	$173,156,277	3,042,642	$341,933,943
Reinvestments	1,737,516	190,796,676	1,004,051	109,853,195
Redemptions	(5,155,841)	(593,914,233)	(2,070,522)	(232,524,133)

Net increase (decrease)	(1,895,606)	$(229,961,280)	1,976,171	$219,263,005

Class B
Sales	308,370	$34,342,340	600,267	$66,695,948
Reinvestments	286,658	31,033,569	144,532	15,605,127
Redemptions	(323,433)	(35,767,168)	(674,930)	(74,821,954)

Net increase	271,595	$29,608,741	69,869	$7,479,121

Class E
Sales	50,005	$5,588,259	103,239	$11,511,651
Reinvestments	95,925	10,453,847	56,096	6,093,131
Redemptions	(163,192)	(18,187,841)	(380,256)	(42,363,081)

Net decrease	(17,262)	$(2,145,735)	(220,921)	$(24,758,299)

Increase (decrease) derived from capital share transactions		$(202,498,274)		$201,983,827

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.27		$110.90	$108.32	$104.15	$102.51	$111.71

Income (Loss) from Investment Operations
Net investment income (a)	1.69		3.21	3.69	4.08	4.38	5.82
Net realized and unrealized gain (loss) on investments	(3.61)		4.95	3.22	4.39	4.68	(9.42)

Total from Investment Operations	(1.92)		8.16	6.91	8.47	9.06	(3.60)

Less Distributions
Distributions from net investment income	(4.49)		(3.05)	(4.33)	(4.30)	(7.42)	(5.60)
Distributions from net realized capital gains	(2.74)		(0.74)	0.00	0.00	0.00	0.00

Total Distributions	(7.23)		(3.79)	(4.33)	(4.30)	(7.42)	(5.60)

Net Asset Value, End of Period	$106.12		$115.27	$110.90	$108.32	$104.15	$102.51

Total Return (%) (b)	(1.86	)(c)	7.55	6.56	8.34	9.47	(3.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	(d)	0.36	0.37	0.40	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.35	(d)	0.36	0.36	0.38	0.42	0.42
Ratio of net investment income to average net assets (%)	3.01	(d)	2.85	3.44	3.82	4.32	5.48
Portfolio turnover rate (%)	552	(c)(f)	1,002 (f)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$2,997.1		$3,474.3	$3,123.2	$1,522.5	$1,181.4	$784.3

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$113.56		$109.31	$106.83	$102.78	$101.23	$110.39

Income (Loss) from Investment Operations
Net investment income (a)	1.52		2.89	3.48	3.77	4.16	5.49
Net realized and unrealized gain (loss) on investments	(3.55)		4.88	3.06	4.32	4.55	(9.32)

Total from Investment Operations	(2.03)		7.77	6.54	8.09	8.71	(3.83)

Less Distributions
Distributions from net investment income	(4.22)		(2.78)	(4.06)	(4.04)	(7.16)	(5.33)
Distributions from net realized capital gains	(2.74)		(0.74)	0.00	0.00	0.00	0.00

Total Distributions	(6.96)		(3.52)	(4.06)	(4.04)	(7.16)	(5.33)

Net Asset Value, End of Period	$104.57		$113.56	$109.31	$106.83	$102.78	$101.23

Total Return (%) (b)	(1.98	)(c)	7.28	6.30	8.07	9.18	(3.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.61	0.62	0.65	0.68	0.68
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.61	0.61	0.63	0.67	0.67
Ratio of net investment income to average net assets (%)	2.76	(d)	2.60	3.25	3.57	4.14	5.24
Portfolio turnover rate (%)	552	(c)(f)	1,002 (f)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$492.2		$503.6	$477.1	$453.5	$356.6	$279.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$114.32		$110.02	$107.49	$103.38	$101.79	$110.97

Income (Loss) from Investment Operations
Net investment income (a)	1.59		3.02	3.63	3.91	4.36	5.63
Net realized and unrealized gain (loss) on investments	(3.58)		4.91	3.07	4.34	4.49	(9.37)

Total from Investment Operations	(1.99)		7.93	6.70	8.25	8.85	(3.74)

Less Distributions
Distributions from net investment income	(4.31)		(2.89)	(4.17)	(4.14)	(7.26)	(5.44)
Distributions from net realized capital gains	(2.74)		(0.74)	0.00	0.00	0.00	0.00

Total Distributions	(7.05)		(3.63)	(4.17)	(4.14)	(7.26)	(5.44)

Net Asset Value, End of Period	$105.28		$114.32	$110.02	$107.49	$103.38	$101.79

Total Return (%) (b)	(1.93	)(c)	7.38	6.41	8.18	9.30	(3.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.51	0.52	0.55	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.50	(d)	0.51	0.51	0.53	0.57	0.57
Ratio of net investment income to average net assets (%)	2.86	(d)	2.70	3.36	3.67	4.31	5.33
Portfolio turnover rate (%)	552	(c)(f)	1,002 (f)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$160.5		$176.2	$193.9	$226.6	$236.7	$236.5

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 246% and 390% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At period end, the Portfolio had investments in repurchase agreements with a gross value of $39,088,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and apply property held by it in connection with any repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had one reverse repurchase agreement balance for 1 day. The amount of borrowed was $28,298,481 with an interest rate of 0.010%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio transfers a Treasury security to a counterparty with a simultaneous agreement to reacquire the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the transfer of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, on the Treasury security transferred to the counterparty. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for Treasury securities to be reacquired by the Portfolio are reflected as secured borrowings on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding treasury roll balance for 181 days. The Portfolio’s average amount of borrowings was $276,111,339 and the weighted average interest rate was 0.013%. At June 30, 2013, the amount of the Portfolio’s outstanding borrowings was $454,445,579.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The Portfolio’s transactions in written options during the six months ended June 30, 2013 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2012	247,810,000	0	$4,286,245
Options written	533,466,000	679	18,606,854
Options bought back	(0)	(679)	(367,774)
Options exercised	(0)	(0)	(0)
Options expired	(706,436,000)	(0)	(20,984,317)

Options outstanding June 30, 2013	74,840,000	0	$1,541,008

Put Options
Options outstanding December 31, 2012	33,500,000	0	$622,653
Options written	498,685,000	2,295	9,280,288
Options bought back	(33,500,000)	(2,295)	(1,469,769)
Options exercised	(0)	(0)	(0)
Options expired	(220,920,000)	(0)	(3,770,910)

Options outstanding June 30, 2013	277,765,000	0	$4,662,262

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of current payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value*	$2,865,793	Liabilities—Swap contracts at value*	$(1,415,550)
Interest Rate	Net Assets—Unrealized depreciation on investments and foreign currency transactions**	9,218,660	Net Assets—Unrealized depreciation on investments and foreign currency transactions**	(5,450,207)
	Assets—Swap contracts at value*	27,667,932	Liabilities—Swap contracts at value*	(628,682)
Forward Foreign Exchange	Assets—Unrealized appreciation on forward foreign currency exchange contracts	6,909,134	Liabilities—Unrealized depreciation on forward foreign currency exchange contracts	(3,257,215)
	Assets—Investments at value***	8,225,494	Liabilities—Options written at value	(7,624,549)

Total		$54,887,013		$(18,376,203)

*	Excludes swap interest receivable of $413,731 and swap interest payable of $2,373,206.
**	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
***	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities*	Financial Instrument	Collateral Received**	Net Amount
Bank of America	$14,715,854	$(1,137,145)	$(13,300,000)	$278,709
Barclays Bank Plc	4,057,006	(194,326)	(3,751,715)	110,965
BNP Paribas SA	535,444	(460,694)	—	74,750
Canadian Imperial Bank	43,191	—	—	43,191
Citibank NA	1,111,713	(59,370)	—	1,052,343
Credit Suisse	865,633	(450,691)	—	414,942
Deutsche Bank Securities	12,288,204	(3,887,123)	(8,401,081)	—
Goldman Sachs	3,183,039	(3,183,039)	—	—
JPMorgan Chase	7,901,625	(1,923,560)	(4,300,000)	1,678,065
Morgan Stanley	86,900	(85,464)	—	1,436
Standard Chartered Bank	307,451	—	—	307,451
UBS AG	572,292	(44,352)	—	527,940

	$45,668,352	$(11,425,764)	$(29,752,796)	$4,489,792

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities*	Financial Instrument	Collateral Pledged**	Net Amount
Bank of America	$1,137,145	$(1,137,145)	$—	$—
Barclays Bank Plc	194,326	(194,326)	—	—
BNP Paribas SA	460,694	(460,694)	—	—
Citibank NA	59,370	(59,370)	—	—
Commonwealth Bank of Australia	64,924	—	—	64,924
Credit Suisse	450,691	(450,691)	—	—
Deutsche Bank Securities	3,887,123	(3,887,123)	—	—
Goldman Sachs	3,955,143	(3,183,039)	—	772,104
JPMorgan Chase	1,923,560	(1,923,560)	—	—
Morgan Stanley	85,464	(85,464)	—	—
Royal Bank of Scotland	663,204	—	—	663,204
UBS AG	44,352	(44,352)	—	—

	$12,925,996	$(11,425,764)	$—	$1,500,232

*	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
**	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$3,097,581	$—	$3,097,581
Forward Foreign Currency Transactions	—	—	1,691,432	1,691,432
Investments*	—	1,509,735	(12,189,866)	(10,680,131)
Options Written	—	(2,578,595)	24,755,226	22,176,631
Swap Contracts	5,092,807	(104,004)	—	4,988,803

Total	$5,092,807	$1,924,717	$14,256,792	$21,274,316

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$(387,261)	$—	$(387,261)
Forward Foreign Currency Transactions	—	—	3,164,281	3,164,281
Investments*	—	(29,630)	(5,735,640)	(5,765,270)
Options Written	—	(206,161)	2,628,577	2,422,416
Swap Contracts	(1,425,433)	27,053,550	—	25,628,117

Total	$(1,425,433)	$26,430,498	$57,218	$25,062,283

For the six months ended June 30, 2013, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$903,731,888
Futures Contracts Short	(595,172,839)
Forward Foreign Currency Transactions	747,045,501
Options Purchased	737,633,583
Options Written	(479,215,521)
Swap Contracts	382,937,656

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$22,606,917,465	$1,065,666,090	$22,599,343,756	$1,226,112,750

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were $13,563,096,179 and $13,531,072,288, respectively.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$6,351,699	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$131,551,453	$87,475,263	$—	$—	$—	$—	$131,551,453	$87,475,263

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$201,283,739	$30,718,094	$96,006,580	$—	$—	$328,008,413

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-36

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 8.40%, 8.29%, and 8.31%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 11.80%.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum (hitting an all-time high in May) as investors latched onto the latest favourable data on the economy and corporate earnings. Though all sectors yielded positive returns, the record market move was uncharacteristically led by defensive segments, with Health Care, Consumer Staples and Utilities at the top. Volatility made a comeback in the second quarter of 2013, particularly in June, when Federal Reserve (“Fed”) Chairman Ben Bernanke signalled the central bank could begin paring back its bond purchases later this year and end them in 2014. Performance subsequently turned negative as the prospect of Fed tapering led to a widespread sell-off in bonds and a corresponding surge in interest rates. Disappointing data out of China and other emerging markets also weighed on sentiment. Despite the June pullback, U.S. stocks finished the second quarter in positive territory and ended the first half of 2013 with double-digit gains across the ranges of style and market cap.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the six-month period. Allocation decisions and negative stock selection within the Health Care and Information Technology (IT) sectors overshadowed positive results in Materials and Industrials.

Positions within the Health Care sector were the primary detractors from relative performance during the reporting period. The largest negative contributor was an overweight position in Allergan, a drug maker that fell more than 24% (from January 2013 through period-end) as the delay in commercialization of its Darpin eye drug disappointed investors. The delay offset an otherwise positive first-quarter earnings report from the company and despite this short-term underperformance, Allergan remained one of our favorite long-term holdings for several reasons. First, unlike many Health Care stocks, it has much less government reimbursement risk because its products are focused on aesthetics (Botox) and the consumer area (eye care), where brand is very important. Second, Allergan’s Botox product is longer-lived than most small molecule drugs as there is not a pathway to non-branded generics. Finally, we continue to like Allergan’s product pipeline, including Darpin. In addition to strong fundamentals, Allergan’s valuation is compelling because the stock trades at a discount to many Health Care companies with less attractive growth prospects. Additional detractors in the Health Care sector included pharmacy benefit manager (PBM) Catamaran and drug maker AbbVie. Catamaran fell nearly 9% on a modest revenue miss and uncertainty over its contract renewal with key customer Cigna. Notably, Cigna signed a 10-year agreement with Catamaran in early June. AbbVie shares also lost ground in the period, despite good news from the U.S. Food and Drug Administration regarding its hepatitis C treatment.

The IT sector was an additional source of weakness for the Portfolio over the past six months. Underexposure to Microsoft (held June 2013—period-end) was the most significant individual detractor as the company’s shares gained more than 30% during the period. We underweighted the shares due to our belief that the PC market was in secular decline, which proved correct as the decline in PCs accelerated in the first quarter to -14%. Though our view on PC declines was accurate, we didn’t appreciate how quickly the market would give the company credit for its strategic shift to cloud computing and mobile as well as a further potential increase in its capital return to shareholders. We have since increased the Portfolio’s Microsoft position. Shares of data analytics firm Teradata also lagged as on-going softness in IT spending resulted in weaker-than-expected first-quarter financial results and prompted the company to guide down full-year earnings to the lower end of its forecast. Software-maker VMware was another IT detractor, as the company’s shares fell after downbeat earnings guidance for the first quarter and full-year 2013. We were disappointed by the rate of growth in VMware’s newer products, which we believe will not be able to make up for the maturing penetration of VMware’s core virtualization product. We exited the position in VMware by the end of the first quarter and Teradata by the end of the second quarter. On the positive side within the sector, the underweight and subsequent removal of Apple from the Portfolio was one of the largest single contributors to performance during the period. The company continued to trade lower during the period due to increased margin pressures related to increased competition in the smartphone market.

An underweight position and positive stock selection within the Materials sector, on the other hand, were among the primary contributors to relative performance during the period. The Portfolio’s lack of exposure to many of the more commodity-sensitive Materials companies helped performance due to the weakness in the overall commodity market during the period. In addition, stock selection drove relative returns within the Industrials sector. Eaton Corp. was the largest contributor from the sector, as it continued to generate positive revenue growth and earnings results in a challenging market environment. An underweight in machinery companies also added to relative performance as the group sold off due to weakening global demand.

As a result of market movement, the transition of the Portfolio to new management early in the year, and trading activity, the Portfolio experienced several notable sector allocation changes. The Portfolio’s weighting in the Consumer Discretionary, Energy, and Health Care sectors increased, while weightings in the IT, Industrials, and Telecommunication Services sectors declined significantly. Large positions initiated during the period included Viacom, Abbott

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Laboratories, and Liberty Global. Sizable positions eliminated during the period included Apple, Boeing, and QUALCOMM.

At period end, the Portfolio held its largest overweights relative to the Russell 1000 Growth Index in the Consumer Discretionary and Health Care sectors, and its most significant underweights in Consumer Staples and Materials.

We have sought to construct a portfolio with quality growth businesses that can thrive in a variety of economic circumstances, rather than selecting companies whose performance is overly dependent on cyclical forces. By quality, we mean companies that in our opinion (1) possess durable, hard-to-replicate business models; (2) have underappreciated growth potential; (3) generate a large amount of excess cash; and (4) are led by management teams that are good stewards of capital. We believe such characteristics, combined with an attractive valuation, lead to consistent and superior investment performance over the long term.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	8.40	15.47	4.31	6.95
Class B	8.29	15.17	4.05	6.70
Class E	8.31	15.27	4.14	6.78
Russell 1000 Growth Index	11.80	17.07	7.47	7.40

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Google, Inc.—Class A	6.1
Amazon.com, Inc.	3.9
Visa, Inc.—Class A	3.6
eBay, Inc.	3.0
Precision Castparts Corp.	2.6
Viacom, Inc.—Class B	2.6
Microsoft Corp.	2.6
Abbott Laboratories	2.5
Home Depot, Inc. (The)	2.4
Liberty Global plc—Class A	2.4

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	28.5
Consumer Discretionary	26.6
Health Care	14.8
Industrials	13.5
Financials	6.1
Consumer Staples	5.9
Energy	4.6

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.71%	$1,000.00	$1,084.00	$3.67
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B(a)	Actual	0.96%	$1,000.00	$1,082.90	$4.96
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class E(a)	Actual	0.86%	$1,000.00	$1,083.10	$4.44
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.3%
Precision Castparts Corp.	198,766	$44,923,103
United Technologies Corp.	312,154	29,011,593

		73,934,696

Airlines—1.0%
United Continental Holdings, Inc. (a)	554,756	17,358,315

Biotechnology—3.6%
Alexion Pharmaceuticals, Inc. (a)	96,187	8,872,289
Gilead Sciences, Inc. (a)	636,639	32,602,283
United Therapeutics Corp. (a) (b)	309,784	20,389,983

		61,864,555

Commercial Banks—0.8%
U.S. Bancorp.	360,363	13,027,123

Communications Equipment—2.1%
Cisco Systems, Inc.	1,459,982	35,492,162

Consumer Finance—1.7%
Discover Financial Services	628,114	29,923,351

Diversified Financial Services—2.0%
CME Group, Inc.	196,242	14,910,467
Moody’s Corp.	323,828	19,730,840

		34,641,307

Electrical Equipment—3.2%
Eaton Corp. plc	575,775	37,891,753
Roper Industries, Inc.	147,111	18,274,128

		56,165,881

Energy Equipment & Services—2.1%
FMC Technologies, Inc. (a)	653,560	36,390,221

Food & Staples Retailing—1.6%
CVS Caremark Corp.	486,064	27,793,140

Food Products—2.2%
Mead Johnson Nutrition Co.	276,517	21,908,442
Mondelez International, Inc. - Class A	595,447	16,988,103

		38,896,545

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	1,229,030	42,868,567
Intuitive Surgical, Inc. (a)	43,671	22,122,855

		64,991,422

Health Care Providers & Services—1.6%
Catamaran Corp. (a)	569,238	27,733,275

Hotels, Restaurants & Leisure—0.5%
Las Vegas Sands Corp.	175,513	9,289,903

Industrial Conglomerates—1.2%
Danaher Corp.	317,568	$20,102,054

Insurance—1.6%
American International Group, Inc. (a)	609,295	27,235,487

Internet & Catalog Retail—5.8%
Amazon.com, Inc. (a)	241,148	66,964,388
Expedia, Inc. (b)	544,843	32,772,307

		99,736,695

Internet Software & Services—12.7%
eBay, Inc. (a)	1,004,707	51,963,446
Equinix, Inc. (a) (b)	105,981	19,576,810
Google, Inc. - Class A (a)	119,958	105,607,424
LinkedIn Corp. - Class A (a)	169,192	30,166,934
Yandex NV - Class A (a)	472,369	13,051,556

		220,366,170

IT Services—7.6%
Alliance Data Systems Corp. (a) (b)	114,646	20,754,365
Gartner, Inc. (a) (b)	400,083	22,800,730
Mastercard, Inc. - Class A	42,587	24,466,232
Visa, Inc. - Class A (b)	342,998	62,682,885

		130,704,212

Media—13.0%
Comcast Corp. - Class A	863,511	36,163,841
Liberty Global plc - Class A (a)	553,139	40,976,537
Sirius XM Radio, Inc. (b)	12,133,417	40,646,947
Time Warner, Inc.	439,979	25,439,586
Viacom, Inc. - Class B	658,530	44,812,966
Walt Disney Co. (The)	594,841	37,564,209

		225,604,086

Oil, Gas & Consumable Fuels—2.4%
Cabot Oil & Gas Corp.	162,996	11,575,976
EOG Resources, Inc.	104,757	13,794,402
Gulfport Energy Corp. (a)	352,615	16,597,588

		41,967,966

Personal Products—2.0%
Estee Lauder Cos., Inc. (The) - Class A	529,614	34,832,713

Pharmaceuticals—5.7%
AbbVie, Inc.	957,182	39,569,904
Allergan, Inc.	441,171	37,164,245
Valeant Pharmaceuticals International, Inc. (a)	259,750	22,359,280

		99,093,429

Professional Services—1.1%
Verisk Analytics, Inc. - Class A (a)	324,440	19,369,068

Road & Rail—2.0%
Union Pacific Corp.	222,937	34,394,720

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—5.9%
Autodesk, Inc. (a)	381,294	$12,941,118
Citrix Systems, Inc. (a)	279,502	16,862,356
Microsoft Corp.	1,278,624	44,150,887
Splunk, Inc. (a)	600,457	27,837,186

		101,791,547

Specialty Retail—3.3%
CarMax, Inc. (a)	319,320	14,739,811
Home Depot, Inc. (The)	538,277	41,700,319

		56,440,130

Textiles, Apparel & Luxury Goods—3.8%
NIKE, Inc. - Class B	277,370	17,662,922
Ralph Lauren Corp.	160,049	27,806,913
Under Armour, Inc. - Class A (a) (b)	342,133	20,428,761

		65,898,596

Trading Companies & Distributors—0.6%
United Rentals, Inc. (a) (b)	220,774	11,018,830

Total Common Stocks (Cost $1,535,023,828)		1,716,057,599

Short-Term Investments—7.2%

Mutual Fund—5.8%
State Street Navigator Securities Lending MET Portfolio (c)	100,132,638	100,132,638

Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $24,779,021 on 07/01/13, collateralized by $24,420,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $25,274,700.	24,779,000	$24,779,000

Total Short-Term Investments (Cost $124,911,638)		124,911,638

Total Investments—106.4% (Cost $1,659,935,466) (d)		1,840,969,237
Other assets and liabilities (net)—(6.4)%		(110,990,648)

Net Assets—100.0%		$1,729,978,589

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $98,175,656 and the collateral received consisted of cash in the amount of $100,132,638. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,659,935,466. The aggregate unrealized appreciation and depreciation of investments were $204,613,579 and $(23,579,808), respectively, resulting in net unrealized appreciation of $181,033,771.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,716,057,599	$—	$—	$1,716,057,599
Short-Term Investments
Mutual Fund	100,132,638	—	—	100,132,638
Repurchase Agreement	—	24,779,000	—	24,779,000
Total Short-Term Investments	100,132,638	24,779,000	—	124,911,638
Total Investments	$1,816,190,237	$24,779,000	$—	$1,840,969,237

Collateral for securities loaned (Liability)	$—	$(100,132,638)	$—	$(100,132,638)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,840,969,237
Cash	419
Receivable for:
Investments sold	17,626,815
Fund shares sold	148,361
Dividends and interest	950,201

Total Assets	1,859,695,033
Liabilities
Payables for:
Investments purchased	27,397,172
Fund shares redeemed	893,666
Collateral for securities loaned	100,132,638
Accrued expenses:
Management fees	983,441
Distribution and service fees	40,402
Deferred trustees’ fees	42,912
Other expenses	226,213

Total Liabilities	129,716,444

Net Assets	$1,729,978,589

Net assets consist of:
Paid in surplus	$1,689,206,821
Undistributed net investment income	309,278
Accumulated net realized loss	(140,571,281)
Unrealized appreciation on investments	181,033,771

Net Assets	$1,729,978,589

Net Assets
Class A	$1,518,662,998
Class B	169,463,109
Class E	41,852,482
Capital Shares Outstanding*
Class A	49,672,254
Class B	5,637,170
Class E	1,380,354
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.57
Class B	30.06
Class E	30.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,659,935,466.
(b)	Includes securities loaned at value of $98,175,656.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$6,200,564
Interest	767
Securities lending income	522,826

Total investment income	6,724,157
Expenses
Management fees	5,915,072
Administration fees	11,655
Custodian and accounting fees	67,231
Distribution and service fees—Class B	212,780
Distribution and service fees—Class E	32,055
Audit and tax services	17,005
Legal	15,689
Trustees’ fees and expenses	16,043
Shareholder reporting	79,456
Insurance	946
Miscellaneous	11,319

Total expenses	6,379,251
Less management fee waiver	(86,781)
Less broker commission recapture	(32,511)

Net expenses	6,259,959

Net Investment Income	464,198

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	148,761,544

Net change in unrealized depreciation on investments	(13,181,269)

Net realized and unrealized gain	135,580,275

Net Increase in Net Assets From Operations	$136,044,473

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$464,198	$14,655,614
Net realized gain	148,761,544	14,846,433
Net change in unrealized appreciation (depreciation)	(13,181,269)	186,168,554

Increase in net assets from operations	136,044,473	215,670,601

From Distributions to Shareholders
Net investment income
Class A	(13,139,735)	(4,424,259)
Class B	(1,085,499)	(117,264)
Class E	(308,668)	(72,969)

Total distributions	(14,533,902)	(4,614,492)

Decrease in net assets from capital share transactions	(8,736,679)	(103,754,869)

Total increase in net assets	112,773,892	107,301,240

Net Assets
Beginning of period	1,617,204,697	1,509,903,457

End of period	$1,729,978,589	$1,617,204,697

Undistributed Net Investment Income
End of period	$309,278	$14,378,982

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,633,852	$80,089,226	2,738,967	$74,272,198
Reinvestments	445,868	13,139,735	157,111	4,424,259
Redemptions	(2,988,276)	(90,793,312)	(5,991,764)	(166,746,053)

Net increase (decrease)	91,444	$2,435,649	(3,095,686)	$(88,049,596)

Class B
Sales	172,166	$5,070,581	558,880	$15,033,213
Reinvestments	37,444	1,085,499	4,232	117,264
Redemptions	(476,902)	(14,161,833)	(929,388)	(25,417,688)

Net decrease	(267,292)	$(8,005,753)	(366,276)	$(10,267,211)

Class E
Sales	62,820	$1,873,583	189,738	$5,162,641
Reinvestments	10,560	308,668	2,612	72,969
Redemptions	(178,605)	(5,348,826)	(389,795)	(10,673,672)

Net decrease	(105,225)	$(3,166,575)	(197,445)	$(5,438,062)

Decrease derived from capital shares transactions		$(8,736,679)		$(103,754,869)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.45		$24.96	$27.45	$22.96	$16.91	$26.74

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.26	0.11	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	2.37		3.32	(2.55)	4.49	6.10	(9.83)

Total from investment operations	2.38		3.58	(2.44)	4.54	6.18	(9.73)

Less Distributions
Distributions from net investment income	(0.26)		(0.09)	(0.05)	(0.05)	(0.13)	(0.10)

Total distributions	(0.26)		(0.09)	(0.05)	(0.05)	(0.13)	(0.10)

Net Asset Value, End of Period	$30.57		$28.45	$24.96	$27.45	$22.96	$16.91

Total Return (%) (b)	8.40	(c)	14.37	(8.95)	19.82	36.79	(36.51)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.73	0.73	0.77	0.83	0.78
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.72	0.72	0.75	0.82	N/A
Ratio of net investment income to average net assets (%)	0.08	(d)	0.93	0.41	0.23	0.42	0.44
Portfolio turnover rate (%)	109	(c)	59	83	72	84	74
Net assets, end of period (in millions)	$1,518.7		$1,410.4	$1,314.6	$649.7	$633.2	$209.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$27.94		$24.52	$26.99	$22.59	$16.61	$26.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.18	0.03	(0.01)	0.03	0.05
Net realized and unrealized gain (loss) on investments	2.33		3.26	(2.50)	4.42	6.01	(9.68)

Total from investment operations	2.31		3.44	(2.47)	4.41	6.04	(9.63)

Less Distributions
Distributions from net investment income	(0.19)		(0.02)	0.00	(0.01)	(0.06)	(0.04)

Total distributions	(0.19)		(0.02)	0.00	(0.01)	(0.06)	(0.04)

Net Asset Value, End of Period	$30.06		$27.94	$24.52	$26.99	$22.59	$16.61

Total Return (%) (b)	8.29	(c)	14.07	(9.15)	19.47	36.50	(36.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.98	0.98	1.02	1.08	1.03
Net ratio of expenses to average net assets (%) (e)	0.96	(d)	0.97	0.97	1.00	1.07	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(d)	0.68	0.12	(0.03)	0.18	0.22
Portfolio turnover rate (%)	109	(c)	59	83	72	84	74
Net assets, end of period (in millions)	$169.5		$165.0	$153.7	$145.4	$111.9	$63.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.19		$24.73	$27.21	$22.77	$16.75	$26.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.21	0.06	0.02	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.36		3.30	(2.52)	4.45	6.06	(9.75)

Total from investment operations	2.35		3.51	(2.46)	4.47	6.11	(9.68)

Less Distributions
Distributions from net investment income	(0.22)		(0.05)	(0.02)	(0.03)	(0.09)	(0.07)

Total distributions	(0.22)		(0.05)	(0.02)	(0.03)	(0.09)	(0.07)

Net Asset Value, End of Period	$30.32		$28.19	$24.73	$27.21	$22.77	$16.75

Total Return (%) (b)	8.31	(c)	14.17	(9.06)	19.62	36.62	(36.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.88	0.88	0.92	0.98	0.93
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.87	0.87	0.90	0.97	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(d)	0.78	0.21	0.07	0.28	0.30
Portfolio turnover rate (%)	109	(c)	59	83	72	84	74
Net assets, end of period (in millions)	$41.9		$41.9	$41.6	$51.9	$48.8	$30.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $24,779,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,840,987,721	$0	$1,853,877,205

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $1,591,998 in purchases of investments and $1,542,350 in sales of investments, which are included above. The Portfolio also engaged in security transactions with other affiliated portfolios. These amounted to $31,464,849 in purchases of investments which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$5,915,072	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	Over $300 million and less than $1 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$4,614,492	$1,187,145	$—	$—	$—	$—	$4,614,492	$1,187,145

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$14,429,870	$—	$193,857,781	$(288,975,566)	$—	$(80,687,915)

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio (formerly, BlackRock Legacy Large Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Expiring 12/31/2015	Total
$46,564,663	$155,558,760	$86,852,143	$288,975,566

MSF-17

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 6.89%, 6.77%, and 6.85%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 13.91% and -2.44%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 7.15%.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum (hitting an all-time high in May) as investors latched onto the latest favorable data on the economy and corporate earnings. Though all sectors yielded positive returns, the record market move was uncharacteristically led by defensive segments, with Health Care, Consumer Staples, and Utilities at the top. Volatility made a comeback in the second quarter of 2013, particularly in June, when Federal Reserve (the “Fed”) Chairman Ben Bernanke signaled the central bank could begin paring back its bond purchases later this year and end them in 2014. Performance subsequently turned negative as the prospect of Federal Reserve tapering led to a widespread sell-off in bonds and a corresponding surge in interest rates. Disappointing data out of China and other emerging markets also weighed on sentiment. Despite the June pullback, U.S. stocks finished the second quarter in positive territory and ended the first half of 2013 with double-digit gains across the ranges of style and market cap.

The U.S. economy continued to recover modestly, with economic conditions improving across the board. This improvement continued despite the negative effects of spending cuts resulting from sequestration. Housing pushed the economy forward, with increasing prices and sales levels. Supply remained relatively constrained, suggesting that home values could continue to rise. Employment growth during the first half of 2013 was positive, albeit sluggish, and was supported by the improvement in housing.

The improvement in housing and employment also resulted in improved consumer confidence and an increase in consumer spending. Toward the end of the second quarter, interest rates rose sharply as markets reacted to announcements that the Fed might consider tapering its quantitative easing program in the fourth quarter, in light of improving economic conditions. The uncertainty and resulting volatility also had an impact on credit markets, which witnessed spread widening across all sectors.

Even as the U.S. economy continued to recover, economic growth in other parts of the world remained weak. Europe continued to wrestle with a myriad of issues affecting growth including spiraling unemployment and the negative effects of austerity, while economic growth also showed definite signs of slowing down in China and other emerging market countries.

PORTFOLIO REVIEW/PERIOD END POSITIONING

As of June 30, 2013, the Portfolio invested 63.8% of its assets in equities and 38.0% in bonds. We increased the Portfolio’s overweight in equities over the period, funding the shift through a reduction of our fixed income exposure. This shift aligns the Portfolio with our constructive view of second-half growth in 2013 on the tailwinds of continued momentum in housing, steady improvement in employment and strong economic data in the U.S., as well as signs of recovery in Europe.

The equity strategy within the Portfolio trailed the Russell 1000 Index during the six-month period. Strong performance from positions in the Industrials and Financials sectors were overshadowed by weakness in Health Care and Energy.

Weakness in Health Care was most pronounced in the biotechnology and pharmaceuticals industries. The strategy’s initial underexposure to biotechnology hurt relative performance as the industry continued to rally. We did increase the Portfolio’s allocation, but the move proved untimely in the short run as a couple of names saw their shares subsequently decline. Nevertheless, we are comfortable with our biotech positioning for the long term given attractive valuations relative to the companies’ pipeline prospects. Within pharmaceuticals, underexposure to Johnson & Johnson and avoidance of Bristol Myers Squibb hurt performance as the companies experienced pipeline wins and investors generally flocked to safer companies, many offering sizable dividends.

At the sector level, positioning within the Energy sector was another notable detractor from performance, with exposure to Suncor Energy (Canada) and an overweight in PBF Energy representing the majority of the underperformance relative to the benchmark. The strategy’s position in integrated oil & gas producer Suncor Energy, which is not in the benchmark index detracted most notably in the first quarter of 2013. Underperformance in Suncor Energy’s shares was driven by operating issues and concerns about production growth. PBF Energy shares fell sharply on narrowing differentials and the company’s reporting of first-quarter earnings that widely missed analysts’ expectations. More broadly, the industry was negatively affected by the Environmental Protection Agency’s proposed new gasoline regulations, which would necessitate higher capital expenditures.

On the positive side, the Industrials sector was the most notable source of strength, with an overweight in airline names, including United Continental Holdings and Delta Air Lines, providing the greatest benefit. Airline stocks soared during the six-month period as a combination of strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide.

Within Financials, an overweight in U.S. money center banks was especially additive. The strategy’s key holdings in this segment, including Citigroup and JPMorgan Chase, climbed on a strong recovery in capital markets activity, progress in cost-saving initiatives and improving trends across the broader U.S. economy. Elsewhere in the

MSF-1

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

sector, lack of exposure to the poor-performing real estate investment trust industry aided relative results.

The year-to-date surge has pushed U.S. stocks into record territory, but skepticism and concerns remain, with the potential wind-down of the Fed’s bond-buying program topping the list. We are mindful that the recent run-up in equities may increase short-term volatility. With a longer-term view, however, we believe the combination of decent valuations, declining fiscal drag and good corporate earnings growth against a backdrop of slow (but sustained) economic expansion should support equity market appreciation.

As of June 30, 2013, the equity strategy was positioned with a bias toward domestic cyclical stocks given the valuation premium on defensives and the relative strength of the U.S. economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on current data. At the same time, we maintained an overweight in Health Care, which adds ballast. The Health Care sector is cheaper than other defensive segments of the market and has superior growth prospects, in our view.

At period end, the equity strategy’s largest sector overweights relative to the Russell 1000 Index were in Financials and Information Technology, while Consumer Staples and Utilities are notable underweights.

The fixed income portion of the Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index for most of the period. The short duration bias in May and June helped as Treasury yields rose, but yield curve positioning detracted over the same time frame.

Throughout the six-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors, such as structured products and credit, and underweight in government- owned/government-related sectors. An overweight and security selection within structured products (commercial mortgage-backed securities [CMBS], asset-backed securities [ABS], and non-agency residential MBS) and credit (both investment grade and high yield) were contributors to performance.

For the six-month period, overall sector allocation was the largest driver of relative returns versus the benchmark. The Portfolio also benefited from its allocation to non-U.S. securities and currencies. Swaps held within the Portfolio were also a positive contributor to performance. The Portfolio invests in interest rate and credit default swaps as a means to hedge and/or take outright views on interest rates and credit risk.

On the negative side, slight detractors from Portfolio performance included an allocation to Treasury Inflation Protected Securities (TIPS). Security selection in U.S. Treasuries, agency debentures and emerging market debt also slightly detracted from performance.

The Portfolio ended the period with a shorter duration versus the benchmark.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias for most of the period. In addition, the Portfolio held a yield-curve-flattening bias expressed by a combination of long-dated Treasury securities and short to intermediate Treasury futures. The net effect of our yield curve positioning on performance was negative.

Peter Stournaras

Rick Rieder

Bob Miller

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	6.89	13.15	5.55	5.65	—
Class B	6.77	12.85	5.29	—	4.71
Class E	6.85	13.00	5.40	5.50	—
Russell 1000 Index	13.91	21.24	7.12	7.67	—
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Equity Holdings

% of Net Assets
Google, Inc. (Class A)	2.5
JPMorgan Chase & Co.	2.2
Citigroup, Inc.	1.9
Bank of America Corp.	1.9
Merck & Co., Inc.	1.9

Top Fixed Income Issues

% of Net Assets
U.S. Treasury Bonds	6.0
U.S. Treasury Notes	5.7
Fannie Mae 30 Yr. Pools	4.3
Freddie Mac 30 Yr. Gold Pools	1.5
Ginnie Mae 30 Yr. TBA	1.4

Top Equity Sectors

% of Long Term Investments
Financials	12.8
Information Technology	11.7
Health Care	7.9
Consumer Discretionary	7.1
Energy	6.1

Top Fixed Income Sectors

% of Long Term Investments
Agency Sponsored Mortgage-Backed	12.5
U.S. Treasuries	11.0
Corporates	9.0
Asset-Backed	5.5
Commercial Mortgage-Backed Securities	3.2

MSF-3

Metropolitan Series Fund

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.51%	$1,000.00	$1,068.90	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.23	$2.56

Class B	Actual	0.76%	$1,000.00	$1,067.70	$3.90
	Hypothetical*	0.76%	$1,000.00	$1,020.97	$3.81

Class E	Actual	0.66%	$1,000.00	$1,068.50	$3.38
	Hypothetical*	0.66%	$1,000.00	$1,021.48	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—62.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Raytheon Co.	111,475	$7,370,727
The Boeing Co.	87,600	8,973,744

		16,344,471

Airlines—1.3%
United Continental Holdings, Inc. (a) (b)	534,707	16,730,982

Auto Components—0.8%
TRW Automotive Holdings Corp. (b)	148,898	9,892,783

Automobiles—0.1%
Thor Industries, Inc. (a)	22,175	1,090,567

Biotechnology—1.5%
Amgen, Inc.	77,600	7,656,016
Biogen Idec, Inc. (b)	20,900	4,497,680
Celgene Corp. (b)	39,300	4,594,563
Gilead Sciences, Inc. (b)	38,400	1,966,464

		18,714,723

Capital Markets—0.9%
The Goldman Sachs Group, Inc.	79,532	12,029,215

Chemicals—0.4%
Cabot Corp. (a)	69,926	2,616,631
PPG Industries, Inc.	14,775	2,163,208

		4,779,839

Commercial Banks—2.4%
SunTrust Banks, Inc.	298,600	9,426,802
U.S. Bancorp	572,975	20,713,046

		30,139,848

Commercial Services & Supplies—0.4%
Tyco International, Ltd.	153,075	5,043,821

Computers & Peripherals—2.4%
Apple, Inc.	37,650	14,912,412
Brocade Communications Systems, Inc. (b)	401,800	2,314,368
EMC Corp. (b)	552,900	13,059,498

		30,286,278

Construction & Engineering—0.6%
KBR, Inc. (a)	244,200	7,936,500

Consumer Finance—1.5%
Discover Financial Services	399,275	19,021,461

Containers & Packaging—0.7%
Packaging Corp. of America	179,745	8,800,315

Diversified Financial Services—6.0%
Bank of America Corp.	1,879,500	24,170,370
Citigroup, Inc.	513,973	24,655,285

Diversified Financial Services—(Continued)
JPMorgan Chase & Co.	520,283	$27,465,739

		76,291,394

Electronic Equipment, Instruments & Components—0.6%
Avnet, Inc. (b)	148,800	4,999,680
TE Connectivity, Ltd.	46,600	2,122,164

		7,121,844

Energy Equipment & Services—0.4%
Oceaneering International, Inc.	76,900	5,552,180

Food & Staples Retailing—2.4%
CVS Caremark Corp.	367,775	21,029,374
Wal-Mart Stores, Inc.	118,500	8,827,065

		29,856,439

Health Care Providers & Services—0.8%
McKesson Corp.	93,400	10,694,300

Industrial Conglomerates—2.1%
3M Co.	202,200	22,110,570
General Electric Co.	195,450	4,532,485

		26,643,055

Insurance—3.5%
Allied World Assurance Co. Holdings AG	9,500	869,345
American Financial Group, Inc.	44,775	2,189,945
American International Group, Inc. (b)	442,200	19,766,340
The Chubb Corp.	113,575	9,614,124
The Travelers Cos., Inc.	145,150	11,600,388

		44,040,142

Internet Software & Services—2.5%
Google, Inc. (Class A) (b)	36,400	32,045,468

IT Services—3.2%
Alliance Data Systems Corp. (a) (b)	10,200	1,846,506
International Business Machines Corp.	39,375	7,524,956
MasterCard, Inc.	37,050	21,285,225
Teradata Corp. (b)	196,600	9,875,218

		40,531,905

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.	223,800	9,569,688

Machinery—1.1%
Cummins, Inc.	12,750	1,382,865
Ingersoll-Rand plc	188,600	10,471,072
WABCO Holdings, Inc.	27,800	2,076,382

		13,930,319

Media—3.1%
Comcast Corp. (Class A)	433,600	18,159,168
Twenty-First Century Fox, Inc.	663,006	21,613,996

		39,773,164

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Multiline Retail—0.7%
Dillard’s, Inc. (a)	48,300	$3,959,151
Macy’s, Inc.	21,491	1,031,568
Nordstrom, Inc. (a)	55,725	3,340,157

		8,330,876

Oil, Gas & Consumable Fuels—6.4%
Chevron Corp.	143,775	17,014,333
Exxon Mobil Corp.	193,775	17,507,571
Marathon Oil Corp.	279,225	9,655,600
Marathon Petroleum Corp.	191,720	13,623,623
PBF Energy, Inc. (a)	196,975	5,101,653
Suncor Energy, Inc.	469,840	13,855,582
Tesoro Corp.	85,290	4,462,373

		81,220,735

Paper & Forest Products—1.0%
Domtar Corp. (a)	45,700	3,039,050
International Paper Co.	214,325	9,496,741

		12,535,791

Pharmaceuticals—5.8%
Abbott Laboratories	193,575	6,751,896
AbbVie, Inc.	189,075	7,816,360
Eli Lilly & Co.	140,375	6,895,220
Johnson & Johnson	33,750	2,897,775
Merck & Co., Inc.	519,975	24,152,839
Pfizer, Inc.	859,425	24,072,494
Quintiles Transnational Holdings, Inc. (a)	10,700	455,392

		73,041,976

Semiconductors & Semiconductor Equipment—1.1%
Applied Materials, Inc.	629,850	9,391,064
Teradyne, Inc. (a) (b)	250,100	4,394,257

		13,785,321

Software—3.3%
Activision Blizzard, Inc.	423,800	6,043,388
Microsoft Corp.	565,775	19,536,211
Oracle Corp.	451,500	13,870,080
Symantec Corp.	121,400	2,727,858

		42,177,537

Specialty Retail—2.6%
Lowe’s Cos., Inc.	462,400	18,912,160
Ross Stores, Inc. (a)	225,900	14,640,579

		33,552,739

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc.	116,685	7,430,501

Tobacco—0.5%
Philip Morris International, Inc.	66,275	5,740,741

Total Common Stock (Identified Cost $664,014,746)		794,676,918

U.S. Treasury & Government Agencies—27.0%
Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—14.0%
Fannie Mae 15 Yr. 2.500%, TBA	$4,300,000	$4,315,453
3.000%, TBA	4,100,000	4,208,266
4.500%, TBA	1,900,000	2,014,223
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	285,388	287,494
3.500%, 07/01/27	6,499,936	6,777,304
4.000%, 02/01/25	1,412,800	1,493,386
4.000%, 09/01/25	259,799	273,787
4.000%, 10/01/25	713,483	752,340
4.000%, 01/01/26	212,041	223,610
4.000%, 04/01/26	115,957	123,871
4.000%, 07/01/26	596,325	628,598
4.000%, 08/01/26	285,048	300,591
4.500%, 02/01/25	286,575	303,910
4.500%, 04/01/25	37,753	40,042
4.500%, 07/01/25	209,510	222,253
4.500%, 06/01/26	4,390,668	4,655,379
Fannie Mae 30 Yr.
3.500%, TBA	3,200,000	3,240,000
4.000%, TBA	4,900,000	5,093,894
4.500%, TBA	700,000	739,375
5.500%, TBA	3,000,000	3,256,406
Fannie Mae 30 Yr. Pool
3.000%, 02/01/28	678,157	699,035
3.000%, 02/01/43	1,294,822	1,267,010
3.000%, 03/01/43	5,492,950	5,374,637
3.000%, 04/01/43	5,269,615	5,156,114
3.000%, 05/01/43	7,586,552	7,423,315
3.000%, 06/01/43	479,476	469,242
4.000%, 10/01/42	3,079,618	3,219,166
4.500%, 06/01/41	545,912	578,833
4.500%, 09/01/41	179,858	190,675
4.500%, 06/01/42	3,736,632	3,958,995
4.500%, 08/01/42	2,613,657	2,774,179
5.000%, 04/01/33	15,168	16,409
5.000%, 07/01/33	40,452	43,761
5.000%, 09/01/33	641,589	694,081
5.000%, 11/01/33	151,994	164,441
5.000%, 12/01/33	63,069	68,229
5.000%, 02/01/34	27,322	29,557
5.000%, 03/01/34	13,247	14,331
5.000%, 04/01/34	52,503	56,725
5.000%, 05/01/34	28,641	30,930
5.000%, 06/01/34	42,677	46,089
5.000%, 07/01/34	1,739,449	1,878,252
5.000%, 08/01/34	370,217	399,673
5.000%, 10/01/34	510,295	551,847
5.000%, 11/01/34	12,963	14,024
5.000%, 12/01/34	41,104	44,433
5.000%, 03/01/35	721,247	778,766
5.000%, 04/01/35	401,156	432,216
5.000%, 05/01/35	65,035	70,083
5.000%, 06/01/35	447,006	482,784
5.000%, 07/01/35	1,495,391	1,616,844
5.000%, 10/01/35	902,898	976,770

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 12/01/35	$286,947	$309,893
5.000%, 08/01/36	281,326	304,342
5.000%, 07/01/37	130,438	141,110
5.000%, 05/01/38	3,445,843	3,710,094
5.000%, 06/01/41	53,715	58,110
5.000%, 07/01/41	177,305	193,385
5.000%, 08/01/41	125,170	136,654
5.500%, 08/01/28	34,330	37,617
5.500%, 04/01/33	164,207	179,716
5.500%, 08/01/37	1,044,816	1,143,504
5.500%, 04/01/41	81,323	89,447
6.000%, 03/01/28	13,489	14,940
6.000%, 05/01/28	18,182	20,218
6.000%, 06/01/28	2,674	2,974
6.000%, 02/01/34	635,898	709,398
6.000%, 08/01/34	356,803	398,166
6.000%, 04/01/35	2,894,712	3,230,289
6.000%, 02/01/38	285,827	311,676
6.000%, 03/01/38	116,979	129,398
6.000%, 05/01/38	340,138	376,412
6.000%, 10/01/38	107,323	117,663
6.000%, 12/01/38	122,530	133,336
6.500%, 05/01/40	2,822,642	3,127,234
Fannie Mae ACES 2.529%, 01/25/22 (c) (d)	1,814,965	261,954
Fannie Mae ARM Pool
2.948%, 03/01/41 (c)	299,435	312,567
3.157%, 03/01/41 (c)	404,076	421,335
3.260%, 12/01/40 (c)	534,949	558,541
3.333%, 06/01/41 (c)	646,965	674,085
3.503%, 09/01/41 (c)	472,660	494,678
Fannie Mae REMIC 4.000%, 08/25/19	872,370	916,272
FHLMC Multifamily Structured Pass-Through Certificates
1.441%, 08/25/22 (c) (d)	1,445	133
1.560%, 12/25/18 (c) (d)	3,255,731	233,993
1.646%, 06/25/22 (c) (d)	1,969,932	204,782
1.886%, 03/25/22 (c) (d)	1,524,443	176,181
1.914%, 05/25/19 (c) (d)	2,541,816	221,435
2.615%, 01/25/23	1,710,000	1,617,508
2.637%, 01/25/23	995,000	947,809
Freddie Mac 30 Yr.
3.500%, TBA	11,300,000	11,413,000
4.000%, TBA	4,100,000	4,254,551
4.500%, TBA	600,000	631,781
5.000%, TBA	600,000	640,406
5.500%, TBA	1,000,000	1,075,781
Freddie Mac 30 Yr. Gold Pool
3.000%, 03/01/43	2,519,335	2,459,424
3.000%, 04/01/43	7,741,075	7,557,114
4.000%, 10/01/40	351,215	367,966
4.500%, 10/01/41	4,476,825	4,713,560
5.000%, 03/01/38	3,187,785	3,404,413
5.500%, 07/01/33	490,069	531,912

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 3.052%, 02/01/41 (c)	$551,606	$577,005
Freddie Mac Multi-Family Mortgage Trust
3.684%, 08/25/45 (144A) (c)	540,000	517,276
3.740%, 04/25/45 (144A) (c)	500,000	451,870
4.162%, 11/25/44 (144A) (c)	101,100	93,603
Ginnie Mae 1.014%, 02/16/53 (c) (d)	3,394,848	284,560
Ginnie Mae 30 Yr.
3.000%, TBA	1,120,000	1,107,225
3.500%, TBA	7,700,000	7,902,124
4.000%, TBA	1,100,000	1,154,484
4.500%, TBA	2,100,000	2,228,215
5.000%, TBA	3,500,000	3,774,531
5.500%, TBA	1,500,000	1,633,008
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	35,109	35,971
Ginnie Mae I 30 Yr. Pool
4.000%, 09/15/42	2,547,247	2,678,669
5.000%, 12/15/38	185,286	200,402
5.000%, 07/15/39	358,758	388,524
5.000%, 12/15/40	536,073	580,309
9.000%, 11/15/19	7,267	7,307
Ginnie Mae II 30 Yr. Pool
4.000%, 02/20/41	1,559,957	1,637,662
4.000%, 08/20/42	2,155,228	2,266,932
4.500%, 05/20/41	5,050,087	5,435,239
4.500%, 06/20/41	483,914	520,822
4.500%, 07/20/41	290,972	313,164
4.500%, 02/15/42	4,915,359	5,250,319
5.000%, 10/20/39	200,300	218,285

		176,695,891

Federal Agencies—0.7%
Farmer Mac Guaranteed Notes Trust 2007-1 5.125%, 04/19/17	400,000	455,342
Federal Home Loan Bank 5.500%, 07/15/36	360,000	442,616
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	1,640,000	1,861,587
Federal National Mortgage Association Zero Coupon, 10/09/19	1,615,000	1,356,600
5.125%, 01/02/14	1,205,000	1,232,962
Tennessee Valley Authority
5.250%, 09/15/39	2,390,000	2,689,054
5.980%, 04/01/36	430,000	535,788

		8,573,949

U.S. Treasury—12.3%
U.S. Treasury Bonds
2.750%, 08/15/42	1,115,000	962,384
2.750%, 11/15/42	55,000	47,420
2.875%, 05/15/43 (e)	25,458,000	22,530,330
3.125%, 02/15/43 (e) (f)	56,505,000	52,743,915

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Protected Bonds (TIPS) 0.750%, 02/15/42	$1,708,323	$1,503,857
U.S. Treasury Inflation Protected Notes (TIPS) 0.125%, 01/15/23	6,024,491	5,841,401
U.S. Treasury Notes
0.250%, 06/30/15 (e)	4,665,000	4,666,824
0.500%, 06/15/16 (e)	12,705,000	12,651,398
1.000%, 11/30/19	6,763,000	6,443,340
1.250%, 06/30/18 (e)	22,235,000	22,222,837
1.625%, 11/15/22	1,057,100	986,820
1.750%, 05/15/23 (e)	26,525,000	24,842,307

		155,442,833

Total U.S. Treasury & Government Agencies (Identified Cost $349,561,728)		340,712,673

Corporate Bonds & Notes—9.7%

Auto Parts & Equipment—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	335,000	351,857

Banks—2.0%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	115,000	164,809
Bank of America Corp.
2.000%, 01/11/18	2,465,000	2,387,634
3.300%, 01/11/23	520,000	491,476
3.875%, 03/22/17	499,000	522,619
5.200%, 12/31/49 (c)	504,000	473,760
5.650%, 05/01/18	3,570,000	3,966,206
5.700%, 01/24/22	1,243,000	1,379,786
6.500%, 08/01/16	325,000	366,420
Caixa Economica Federal
2.375%, 11/06/17 (144A)	580,000	535,050
3.500%, 11/07/22 (144A)	285,000	239,400
Canadian Imperial Bank of Commerce 2.600%, 07/02/15 (144A)	680,000	705,500
Citigroup, Inc.
3.375%, 03/01/23	480,000	459,175
4.450%, 01/10/17	280,000	299,821
4.587%, 12/15/15	3,505,000	3,743,109
5.350%, 12/31/49 (c)	295,000	276,562
Commerzbank AG 6.375%, 03/22/19 (EUR) (a)	300,000	404,162
Eksportfinans ASA 5.500%, 05/25/16 (a)	530,000	552,127
Fifth Third Capital Trust IV 6.500%, 04/15/67 (c)	695,000	692,394
HSBC Bank Brasil S.A. 4.000%, 05/11/16 (144A) (c)	1,900,000	1,947,500
JPMorgan Chase & Co.
3.200%, 01/25/23	535,000	507,879
3.250%, 09/23/22	407,000	386,407
5.150%, 12/31/49 (c)	363,000	345,757
KFW 1.375%, 07/15/13	845,000	845,304

Banks—(Continued)
Landsbanki Islands Hf 6.100%, 12/31/49 (144A) (g)	$320,000	$24,800
Morgan Stanley
2.125%, 04/25/18	1,115,000	1,067,090
3.800%, 04/29/16	345,000	358,821
Sberbank of Russia 6.125%, 02/07/22	438,000	457,141
State Street Capital Trust IV 1.273%, 06/01/77 (c)	90,000	72,969
The Goldman Sachs Group, Inc. 3.625%, 01/22/23 (a)	1,150,000	1,100,289
5.750%, 01/24/22	452,000	498,562

		25,272,529

Beverages—0.0%
PepsiCo, Inc. 3.600%, 08/13/42	475,000	403,457

Biotechnology—0.1%
Life Technologies Corp. 6.000%, 03/01/20	1,030,000	1,160,366

Chemicals—0.2%
LyondellBasell Industries NV 5.000%, 04/15/19	1,818,000	1,978,158

Coal—0.1%
CONSOL Energy, Inc. 8.250%, 04/01/20	93,000	97,417
Peabody Energy Corp.
6.000%, 11/15/18	82,000	82,205
6.250%, 11/15/21 (a)	483,000	466,095

		645,717

Commercial Services—0.1%
United Rentals N.A., Inc. 7.625%, 04/15/22	1,098,000	1,188,585

Containers & Packaging—0.1%
Rock Tenn Co.
3.500%, 03/01/20	221,000	216,253
4.000%, 03/01/23	751,000	723,617

		939,870

Distributors—0.1%
Glencore Funding, LLC 2.500%, 01/15/19 (144A)	905,000	818,762

Diversified Financial Services—0.5%
Discover Financial Services 3.850%, 11/21/22	800,000	751,270
Ford Motor Credit Co., LLC
5.000%, 05/15/18	2,868,000	3,058,504
6.625%, 08/15/17	390,000	441,399

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Diversified Financial Services—(Continued)
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (g) (k)	$325,000	$65
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (g)	1,770,000	354
6.750%, 12/28/17 (g)	2,505,000	250
Novus USA Trust 2013-1 1.573%, 02/28/14 (144A) (c)	960,000	958,560
SLM Corp. 4.625%, 09/25/17	121,000	119,185
ZFS Finance USA Trust V 6.500%, 05/09/67 (144A) (c)	500,000	532,500

		5,862,087

Electric—1.2%
Dominion Resources, Inc. 1.950%, 08/15/16	880,000	897,566
Duke Energy Carolinas, LLC 4.250%, 12/15/41	515,000	479,821
Energy Future Intermediate Holding Co., LLC 10.000%, 12/01/20	2,590,000	2,836,050
Florida Power & Light Co. 5.950%, 02/01/38	525,000	634,197
Georgia Power Co. 3.000%, 04/15/16	1,095,000	1,145,886
Hydro-Quebec 8.050%, 07/07/24	2,850,000	3,919,693
8.400%, 01/15/22	1,010,000	1,372,507
Jersey Central Power & Light Co. 7.350%, 02/01/19	330,000	398,453
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,249,895
6.500%, 09/15/37	725,000	860,919
The Cleveland Electric Illuminating Co. 5.950%, 12/15/36	328,000	354,245
8.875%, 11/15/18	181,000	235,295
Trans-Allegheny Interstate Line Co. 4.000%, 01/15/15 (144A)	345,000	358,334

		14,742,861

Food—0.1%
Mondelez International, Inc. 6.500%, 08/11/17	960,000	1,116,144

Healthcare Products—0.1%
Boston Scientific Corp. 6.250%, 11/15/15 (c)	1,774,000	1,963,382

Healthcare Services—0.2%
Coventry Health Care, Inc. 5.450%, 06/15/21	569,000	633,786
HCA, Inc. 7.250%, 09/15/20	520,000	558,350
Tenet Healthcare Corp. 6.250%, 11/01/18	690,000	726,225

Healthcare Services—(Continued)
UnitedHealth Group, Inc. 3.375%, 11/15/21	$230,000	$229,275
Wellpoint, Inc. 1.875%, 01/15/18	650,000	636,444

		2,784,080

Household Products—0.1%
Reynolds Group Issuer, Inc. 6.875%, 02/15/21 (c)	625,000	656,250
7.875%, 08/15/19	715,000	779,350

		1,435,600

Insurance—0.8%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (c)	800,000	1,150,254
American International Group, Inc. 3.800%, 03/22/17	1,170,000	1,226,530
4.875%, 06/01/22	1,091,000	1,162,923
5.450%, 05/18/17	505,000	556,680
8.175%, 05/15/68 (c)	360,000	439,200
AXA S.A. 5.250%, 04/16/40 (EUR) (c)	550,000	729,774
Manulife Financial Corp. 3.400%, 09/17/15	960,000	1,002,993
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (c)	500,000	739,314
Prudential Financial, Inc. 4.750%, 09/17/15	877,000	943,711
5.200%, 03/15/44	30,000	28,350
5.375%, 06/21/20	770,000	863,201
5.875%, 09/15/42	566,000	567,415
XL Group plc 6.500%, 12/29/49 (c)	1,005,000	979,875

		10,390,220

Media—0.8%
CBS Corp. 4.625%, 05/15/18	215,000	232,906
5.750%, 04/15/20	170,000	192,818
8.875%, 05/15/19	380,000	489,723
Comcast Corp. 4.650%, 07/15/42	657,000	630,017
5.875%, 02/15/18	205,000	239,341
COX Communications, Inc. 3.250%, 12/15/22 (144A)	678,000	637,880
4.700%, 12/15/42 (144A)	32,000	28,384
8.375%, 03/01/39 (144A)	1,510,000	2,046,580
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	500,000	500,000
NBCUniversal Media, LLC 4.375%, 04/01/21	1,090,000	1,175,776
4.450%, 01/15/43	461,000	430,354
5.150%, 04/30/20	946,000	1,077,013
TCI Communications, Inc. 7.875%, 02/15/26	1,159,000	1,533,919

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Media—(Continued)
Time Warner Cable, Inc. 4.500%, 09/15/42	$752,000	$583,164

		9,797,875

Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 3.100%, 03/15/20 (144A)	628,000	580,469
5.450%, 03/15/43 (144A)	660,000	582,023
Novelis, Inc. 8.750%, 12/15/20	1,095,000	1,174,388

		2,336,880

Oil & Gas—1.4%
Anadarko Petroleum Corp. 5.950%, 09/15/16	993,000	1,113,822
CNOOC Finance 2013, Ltd 1.750%, 05/09/18	244,000	233,390
Laredo Petroleum, Inc. 7.375%, 05/01/22	440,000	462,000
Linn Energy, LLC 6.250%, 11/01/19 (144A)	800,000	762,000
MEG Energy Corp. 6.375%, 01/30/23	235,000	227,950
6.500%, 03/15/21	1,360,000	1,348,100
Murphy Oil Corp. 2.500%, 12/01/17	758,000	747,603
3.700%, 12/01/22	1,073,000	995,344
4.000%, 06/01/22	171,000	163,343
Nexen, Inc. 5.875%, 03/10/35	30,000	31,346
6.400%, 05/15/37	710,000	771,688
7.500%, 07/30/39	825,000	1,007,552
Noble Energy, Inc. 4.150%, 12/15/21	250,000	258,128
6.000%, 03/01/41	430,000	484,441
Noble Holding International, Ltd. 5.250%, 03/15/42	570,000	510,540
Novatek OAO 4.422%, 12/13/22 (144A)	355,000	325,713
Petrobras International Finance Co. 3.875%, 01/27/16	1,835,000	1,887,896
Plains Exploration & Production Co. 6.500%, 11/15/20	455,000	482,393
Range Resources Corp. 5.750%, 06/01/21	155,000	159,650
Sibur Securities, Ltd. 3.914%, 01/31/18 (144A)	200,000	185,000
Transocean, Inc. 2.500%, 10/15/17	1,210,000	1,195,772
5.050%, 12/15/16	860,000	935,185
6.000%, 03/15/18	1,769,000	1,982,414
6.500%, 11/15/20	815,000	917,371

		17,188,641

Paper & Forest Products—0.1%
International Paper Co. 4.750%, 02/15/22	$1,406,000	$1,479,517

Pharmaceuticals—0.0%
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	290,000	290,027

Pipelines—0.3%
DCP Midstream, LLC 5.850%, 05/21/43 (144A)	122,000	117,120
Energy Transfer Partners, L.P. 3.600%, 02/01/23	850,000	795,506
6.500%, 02/01/42	438,000	467,095
Enterprise Products Operating, LLC 4.450%, 02/15/43	335,000	297,366
The Williams Cos., Inc. 3.700%, 01/15/23	510,000	473,832
7.875%, 09/01/21	516,000	622,895
Western Gas Partners, L.P. 4.000%, 07/01/22	385,000	373,717
5.375%, 06/01/21	1,028,000	1,103,107

		4,250,638

Real Estate—0.1%
Realogy Corp. 7.875%, 02/15/19 (144A)	847,000	893,585

Real Estate Investment Trusts—0.1%
Ventas Realty, L.P. 2.700%, 04/01/20	177,000	167,361
4.750%, 06/01/21	415,000	435,977
Vornado Realty, L.P. 5.000%, 01/15/22	815,000	855,483

		1,458,821

Retail—0.1%
Macy’s Retail Holdings, Inc. 7.450%, 07/15/17	472,000	564,861
QVC, Inc. 7.500%, 10/01/19 (144A)	590,000	641,455
Wal-Mart Stores, Inc. 4.000%, 04/11/43	570,000	519,375

		1,725,691

Software—0.0%
First Data Corp. 7.375%, 06/15/19	280,000	287,700

Telecommunications—0.8%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,140,000	1,155,058
CC Holdings GS V, LLC 3.849%, 04/15/23	519,000	489,394
Crown Castle Towers, LLC 6.113%, 01/15/40 (144A)	2,265,000	2,599,031

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Telecommunications—(Continued)
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19	$611,000	$639,259
Level 3 Financing, Inc. 8.125%, 07/01/19	581,000	610,050
MetroPCS Wireless, Inc. 7.875%, 09/01/18	42,000	44,730
SBA Tower Trust 5.101%, 04/15/42 (144A)	560,000	612,469
Sprint Capital Corp. 6.875%, 11/15/28	240,000	230,400
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	1,470,000	1,719,900
Verizon Communications, Inc. 3.850%, 11/01/42	1,987,000	1,648,698
VimpelCom Holdings BV 7.504%, 03/01/22 (c)	200,000	207,000
Virgin Media Secured Finance plc 6.500%, 01/15/18	690,000	708,975

		10,664,964

Transportation—0.1%
Burlington Northern Santa Fe, LLC 3.000%, 03/15/23	792,000	754,719
DP World Sukuk, Ltd. 6.250%, 07/02/17	820,000	877,400

		1,632,119

Total Corporate Bonds & Notes (Identified Cost $127,588,592)		123,060,133

Asset-Backed Securities—6.2%

Asset Backed - Automobile—2.1%
AmeriCredit Automobile Receivables Trust 1.310%, 11/08/17	265,000	264,491
1.690%, 11/08/18 (c)	485,000	477,221
1.930%, 08/08/18	415,000	410,370
2.420%, 05/08/18	440,000	445,405
2.640%, 10/10/17	430,000	436,594
3.440%, 10/08/17 (c)	565,000	585,214
AUTO ABS 2012-2 Srl 2.800%, 04/27/25 (EUR)	669,023	878,926
Chesapeake Funding, LLC 1.793%, 11/07/23 (144A) (c)	390,000	391,786
2.193%, 11/07/23 (144A) (c)	255,000	256,163
Credit Acceptance Auto Loan Trust 1.210%, 10/15/20 (144A)	340,000	337,381
2.060%, 04/16/18 (144A)	49,819	49,816
DT Auto Owner Trust
2.260%, 10/16/17 (144A) (c)	480,000	481,397
3.380%, 10/16/17 (144A) (c)	280,000	282,473
4.030%, 02/15/17 (144A)	355,000	357,746
4.940%, 07/16/18 (144A)	565,000	578,935
Ford Credit Floorplan Master Owner Trust 1.390%, 09/15/16	305,000	306,061

Asset Backed - Automobile—(Continued)
Ford Credit Floorplan Master Owner Trust 1.693%, 01/15/16 (c)	$620,000	$623,437
2.070%, 09/15/15 (144A)	415,000	416,129
2.090%, 09/15/16	535,000	539,171
2.293%, 01/15/16 (c)	580,000	584,813
2.370%, 09/15/15	530,000	531,905
2.410%, 09/15/15 (144A)	220,000	220,874
2.860%, 09/15/15	365,000	366,937
2.860%, 01/15/19 (c)	139,000	144,217
3.500%, 01/15/19 (c)	265,000	279,360
Hyundai Auto Receivables Trust 2.610%, 05/15/18	360,000	366,205
Prestige Auto Receivables Trust 1.090%, 02/15/18 (144A)	610,000	608,616
1.330%, 05/15/19 (144A)	330,000	326,400
Santander Drive Auto Receivables Trust 1.190%, 05/15/18	1,090,000	1,080,377
1.210%, 10/16/17 (144A) (c)	1,260,000	1,258,958
1.330%, 05/15/17	510,000	512,196
1.330%, 03/15/18	1,210,000	1,205,736
1.480%, 05/15/17 (144A)	210,567	211,256
1.560%, 08/15/18	730,000	735,810
1.780%, 11/15/18 (144A) (c)	2,360,000	2,313,159
1.940%, 12/15/16 (c)	1,115,000	1,124,819
1.940%, 03/15/18 (c)	350,000	347,434
1.950%, 03/15/19	1,990,000	1,944,843
2.700%, 08/15/18	350,000	352,203
2.720%, 05/16/16 (c)	330,000	335,950
2.940%, 12/15/17 (c)	520,000	528,383
3.010%, 04/16/18 (c)	1,520,000	1,561,038
3.200%, 02/15/18 (c)	1,175,000	1,210,055
3.780%, 11/15/17 (c)	445,000	461,942

		26,732,202

Asset Backed - Credit Card—0.2%
World Financial Network Credit Card Master Trust 2.150%, 04/17/23 (c)	1,570,000	1,522,875
2.230%, 08/15/22	1,270,000	1,263,125

		2,786,000

Asset Backed - Home Equity—0.1%
Home Equity Asset Trust 0.303%, 07/25/37 (c)	31,005	30,936
Morgan Stanley Home Equity Loan Trust 0.513%, 09/25/35 (c)	315,630	296,245
RASC Trust 6.349%, 03/25/32	95,068	90,152

		417,333

Asset Backed - Other—2.4%
321 Henderson Receivables I, LLC 3.820%, 12/15/48 (144A)	557,742	583,613
5.560%, 07/15/59 (144A)	1,462,904	1,674,282

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Asset Backed - Other—(Continued)
Anchorage Capital CLO, Ltd. 1.466%, 07/13/25 (144A) (c) (h)	$1,075,000	$1,068,765
Ares CLO, Ltd. 3.027%, 10/12/23 (144A) (c)	415,000	414,998
Benefit Street Partners CLO, Ltd. 1.475%, 07/15/24 (144A) (c)	320,000	318,880
Carlyle Global Market Strategies 1.666%, 01/20/25 (144A) (c)	1,935,000	1,931,703
Cavalry CLO II 2.376%, 01/17/24 (144A) (c)	990,000	981,002
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (c)	196,283	200,875
Countrywide Asset-Backed Certificates 0.643%, 03/25/47 (144A) (c)	363,315	193,742
1.198%, 07/25/34 (c)	212,524	201,647
5.071%, 04/25/35 (c)	546,757	471,158
CT CDO IV, Ltd. 0.502%, 10/20/43 (144A) (c)	638,832	596,452
Finance America Mortgage Loan Trust 1.243%, 09/25/33 (c)	145,310	133,370
Fremont Home Loan Trust 1.243%, 12/25/33 (c)	142,883	136,305
GMAC Mortgage Corp. Loan Trust 0.433%, 10/25/34 (144A) (c)	250,708	207,952
GoldenTree Loan Opportunities VII, Ltd. 1.414%, 04/25/25 (144A) (c)	790,000	790,421
Greenpoint Mortgage Funding Trust 0.793%, 09/25/34 (c)	32,858	32,446
HLSS Servicer Advance Receivables Backed Notes 1.340%, 10/15/43 (144A)	220,000	219,912
1.495%, 05/16/44 (144A)	140,000	139,692
1.495%, 01/16/46 (144A) (c)	1,580,000	1,559,302
1.793%, 05/15/46 (144A) (c)	2,210,000	2,182,375
1.990%, 10/15/45 (144A)	440,000	440,396
ING Investment Management Co. 1.807%, 10/15/22 (144A) (c)	1,030,000	1,030,280
KKR CLO, Trust 1.453%, 07/15/25 (144A) (c) (h)	565,000	555,112
KKR Financial CL 2007-A Corp. 1.027%, 10/15/17 (144A) (c)	1,212,513	1,206,261
Knollwood CDO, Ltd. 3.480%, 01/10/39 (144A) (c) (k)	529,543	5
Long Beach Mortgage Loan Trust 1.843%, 02/25/34 (c)	178,171	156,282
Nationstar Mortgage Advance Receivable Trust 1.080%, 06/20/44 (144A)	1,240,000	1,238,669
1.679%, 06/20/46 (144A)	1,765,000	1,763,110
Northwoods Capital Corp. 1.697%, 01/18/24 (144A) (c)	615,000	613,517
2.527%, 01/18/24 (144A) (c)	580,000	582,676
Octagon Investment Partners XVI , Ltd. 1.392%, 07/17/25 (144A) (c)	720,000	718,848

Asset Backed - Other—(Continued)
OZLM Funding, Ltd. 1.470%, 07/22/25 (144A) (c) (h)	$1,205,000	$1,197,408
1.756%, 10/30/23 (144A) (c)	1,070,000	1,067,568
PFS Financing Corp. 1.393%, 02/15/16 (144A) (c)	620,000	622,314
SpringCastle America Funding, LLC 3.750%, 04/03/21 (144A)	2,582,315	2,525,071
Structured Asset Securities Corp. 0.443%, 11/25/37 (c)	67,088	64,710
Vibrant CLO, Ltd. 1.970%, 07/17/24 (144A) (c)	1,920,000	1,923,099
2.890%, 07/17/24 (144A) (c)	500,000	503,513

		30,247,731

Asset Backed - Student Loan—1.4%
Nelnet Student Loan Trust 0.384%, 08/23/27 (c)	695,000	672,604
1.923%, 11/25/24 (c)	796,000	832,765
Scholar Funding Trust 1.176%, 10/28/43 (144A) (c)	505,796	498,644
SLC Private Student Loan Trust 0.447%, 07/15/36 (c)	1,290,000	1,246,719
SLM Student Loan Trust 0.473%, 06/15/21 (c)	1,033,826	1,013,419
0.943%, 10/16/23 (144A) (c)	672,614	673,114
1.243%, 05/17/27 (144A) (c)	1,550,000	1,516,698
1.293%, 08/15/23 (144A) (c)	729,536	733,516
1.593%, 08/15/25 (144A) (c)	350,396	354,129
1.770%, 05/17/27 (144A)	2,305,000	2,181,300
1.850%, 06/17/30 (144A)	2,205,000	2,094,746
1.976%, 07/25/23 (c)	635,000	656,037
2.090%, 06/15/45 (144A)	530,000	518,252
2.950%, 02/15/46 (144A)	1,810,000	1,857,181
3.310%, 10/15/46 (144A) (c)	1,550,000	1,603,850
3.480%, 10/15/30 (144A)	110,000	114,942
3.740%, 02/15/29 (144A)	200,000	210,750
3.830%, 01/17/45 (144A)	445,000	473,060
4.540%, 10/17/44 (144A)	610,000	660,886

		17,912,612

Total Asset-Backed Securities (Identified Cost $78,619,222)		78,095,878

Mortgage-Backed Securities—4.5%

Collateralized-Mortgage Obligation—0.9%
Countrywide Alternative Loan Trust 5.500%, 11/25/35	2,020,278	1,703,690
5.500%, 04/25/37	916,228	679,966
6.500%, 09/25/37	3,486,306	2,683,521
Countrywide Home Loan Mortgage Pass-Through Trust 0.393%, 04/25/46 (c)	569,225	422,438
0.533%, 02/25/35 (c)	317,531	303,043

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Collateralized-Mortgage Obligation—(Continued)
Credit Suisse Mortgage Capital Certificates 2.596%, 05/27/36 (144A) (c)	$976,990	$940,398
4.741%, 08/27/46 (144A) (c)	1,096,720	1,008,099
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.343%, 12/25/36 (c)	761,256	585,232
Deutsche Mortgage Securities, Inc. 5.219%, 06/26/35 (144A) (c)	280,000	285,792
GSR Mortgage Loan Trust 6.000%, 07/25/37	979,896	904,079
Indymac INDA Mortgage Loan Trust 5.060%, 09/25/36 (c)	592,513	468,080
Indymac Index Mortgage Loan Trust 0.813%, 06/25/34 (c)	50,148	46,174
2.744%, 10/25/35 (c)	185,450	153,602
JPMorgan Mortgage Trust 6.500%, 08/25/36	249,910	223,259
MASTR Adjustable Rate Mortgages Trust 4.378%, 09/25/33 (c)	252,728	244,721
MASTR Reperforming Loan Trust 4.961%, 05/25/36 (144A) (c)	297,513	280,187
WaMu Mortgage Pass-Through Certificates 4.937%, 08/25/36 (c)	224,761	196,885

		11,129,166

Commercial Mortgage-Backed Securities—3.6%
Banc of America Commercial Mortgage Trust 5.482%, 01/15/49 (c)	80,000	83,644
5.857%, 06/10/49 (c)	590,000	638,058
Banc of America Large Loan, Inc. 2.493%, 11/15/15 (144A) (c)	916,062	916,773
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.284%, 11/10/42 (c)	2,565,809	2,598,405
Bayview Commercial Asset Trust 0.423%, 07/25/36 (144A) (c)	433,610	335,430
0.463%, 04/25/36 (144A) (c)	25,396	25,396
BB-UBS Trust 0.730%, 11/05/36 (144A) (c) (d)	10,235,000	609,146
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (c)	170,000	181,758
Citigroup Commercial Mortgage Trust 6.339%, 12/10/49 (c)	440,000	483,823
COMM 2010-RR1 Mortgage Trust 5.543%, 12/11/49 (144A) (c)	320,000	346,284
COMM 2013-CCRE7 Mortgage Trust 1.771%, 03/10/46 (c) (d)	5,536,917	530,105
COMM 2013-GAM 3.367%, 02/10/28 (144A)	680,000	656,098
Commercial Mortgage Pass-Through Certificates 1.707%, 03/10/46 (c) (d)	7,658,598	628,985
2.425%, 05/15/45 (c) (d)	3,686,008	470,571
3.400%, 10/05/30 (144A) (c)	605,000	568,119
5.311%, 12/15/39	4,000,000	4,392,536

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates 5.347%, 12/10/46	$665,000	$720,460
5.467%, 09/15/39	355,660	391,817
Commercial Mortgage Trust 5.867%, 12/10/49 (c)	385,000	412,436
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	125,000	129,235
Credit Suisse Mortgage Capital Certificates 0.463%, 04/15/22 (144A) (c)	545,000	515,048
DBRR Trust 0.946%, 09/25/45 (144A)	2,150,779	2,155,003
5.937%, 06/17/49 (c)	510,000	571,623
Del Coronado Trust 5.193%, 03/15/18 (144A) (c)	520,000	522,704
Extended Stay America Trust 2.675%, 12/05/31 (144A) (c)	1,120,000	1,089,573
2.958%, 12/05/31 (144A) (c)	535,000	519,250
FREMF Mortgage Trust 3.165%, 04/25/46 (144A)	85,000	77,820
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	1,690,953	1,715,044
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	210,000	220,743
5.736%, 12/10/49	280,000	313,588
GS Mortgage Securities Corp. II 3.249%, 11/08/29 (144A) (d)	4,270,000	290,457
3.550%, 12/10/27 (144A) (c)	1,080,000	923,446
3.633%, 06/05/31 (144A)	130,000	128,650
5.591%, 11/10/39	230,000	249,530
5.622%, 11/10/39	420,000	394,462
JPMorgan Chase Commercial Mortgage Securities Corp. 2.206%, 06/15/45 (c) (d)	3,112,046	329,924
5.447%, 06/12/47	344,944	353,845
5.633%, 12/12/44 (c)	650,000	703,776
5.951%, 06/15/43 (144A)	1,150,000	1,276,623
6.078%, 02/12/51 (c)	925,012	1,038,514
6.125%, 02/12/51 (c)	665,461	713,692
JPMorgan Chase Commercial Mortgage Securities Trust 4.300%, 12/15/47(c)	131,111	121,693
5.372%, 05/15/47	195,000	205,749
JPMorgan Chase Commercial Mortgage Series Trust 0.729%, 04/15/46 (c) (d)	1,030,000	47,958
1.734%, 04/15/46 (c) (d)	3,538,264	361,763
3.958%, 04/15/46	280,000	253,638
LB-UBS Commercial Mortgage Trust 5.205%, 04/15/30 (c)	430,000	451,442
5.866%, 09/15/45 (c)	547,294	610,010
Merrill Lynch Mortgage Trust 5.458%, 11/12/37 (c)	1,000,000	1,031,260
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	1,630,000	1,825,613

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (c)	$107,747	$104,940
Morgan Stanley Capital I 5.763%, 04/12/49 (c)	930,000	989,889
Morgan Stanley Capital I Trust 2.867%, 03/15/45 (144A) (c) (d)	5,827,377	772,611
6.340%, 07/15/30 (144A)	196,152	200,322
Morgan Stanley Capital Trust 5.406%, 03/15/44	360,000	385,690
Morgan Stanley Re-REMIC Trust Zero Coupon, 07/17/56 (144A)	940,000	921,200
1.000%, 03/27/51 (144A)	748,148	736,816
2.000%, 07/27/49 (144A)	757,112	766,576
2.500%, 03/23/51 (144A)	538,200	543,076
Motel 6 Trust 2.743%, 10/05/25 (144A) (c)	390,000	381,777
RBSCF Trust 6.122%, 02/16/51 (144A) (c)	2,261,964	2,497,552
S2 Hospitality, LLC 4.500%, 04/15/25 (144A)	332,465	332,075
STRIPS 2012-1, Ltd. 1.500%, 12/25/44 (144A)	1,158,177	1,145,437
Wachovia Bank Commercial Mortgage Trust 6.122%, 02/15/51 (c)	600,000	567,769
Wells Fargo Re-REMIC Trust 1.750%, 08/20/21 (144A)	734,667	735,107
WF-RBS Commercial Mortgage Trust 1.992%, 12/15/45 (144A) (c) (d)	5,141,319	585,704

		45,798,061

Total Mortgage-Backed Securities (Identified Cost $55,631,743)		56,927,227

Foreign Government—1.2%

Sovereign—1.2%
Argentine Republic Government International Bond 2.500%, 12/31/38 (c)	465,000	151,125
Brazilian Government International Bond 7.125%, 01/20/37	230,000	273,700
Italy Buoni Poliennali Del Tesoro 3.750%, 04/15/16 (EUR)	6,225,000	8,374,454
5.250%, 08/01/17 (EUR)	1,230,000	1,723,901
Mexican Bonos 7.750%, 12/14/17 (MXN)	2,011,000	171,134
8.500%, 11/18/38 (MXN)	2,839,000	255,209
Mexico Government International Bond 5.125%, 01/15/20	1,175,000	1,291,325
5.625%, 01/15/17	475,000	527,962
6.750%, 09/27/34	215,000	253,700
Poland Government International Bond 5.125%, 04/21/21	450,000	489,375
6.375%, 07/15/19	170,000	198,273
Russian Foreign Bond 7.500%, 03/31/30	931,250	1,090,727

Sovereign—(Continued)
South Africa Government International Bond 4.665%, 01/17/24	$340,000	$324,700
5.500%, 03/09/20	365,000	384,619

Total Foreign Government (Identified Cost $15,897,805)		15,510,204

Term Loans—0.2%

Lodging—0.2%
Hilton Fort Lauderdale 7.402%, 02/22/16	1,000,000	1,000,000
Motel 6 Operating, L.P. 10.000%, 10/15/17 (k)	899,803	931,297

Total Term Loans (Identified Cost $1,895,015)		1,931,297

Preferred Stock—0.1%

Capital Markets—0.0%
The Goldman Sachs Group, Inc.	14,244	343,850

Diversified Financial Services—0.1%
Citigroup Capital XIII	41,099	1,144,607

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (b)	20,000	93,000
Federal National Mortgage Association (Series S) (b)	20,000	91,000

		184,000

Total Preferred Stock (Identified Cost $1,545,016)		1,672,457

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	530,000	573,344
5.500%, 06/15/43	630,000	686,536

Total Municipal Bonds & Notes (Identified Cost $1,143,543)		1,259,880

Options Purchased—0.1%

Call Options—0.0%
USD Currency, Strike Price JPY 100.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	1,730,000	49,997
USD Currency, Strike Price JPY 100.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	645,000	18,641

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Options Purchased—(Continued)

Security Description	Shares/ Principal/ Notional Amount	Value

Call Options—(Continued)
USD Currency, Strike Price JPY 100.30, Expires 09/12/13 (Counterparty-Deutsche Bank Securities)	$4,530,000		$95,162
USD Currency, Strike Price JPY 110.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	1,730,000		9,380
USD Currency, Strike Price JPY 110.00, Expires 10/31/13 (Counterparty-JPMorgan Clearing)	645,000		3,497

			176,677

Put Options—0.1%
AUD Currency, Strike Price USD 0.93, Expires 08/13/13 (Counterparty-Goldman Sachs) (AUD)	13,120,000		360,795
AUD Currency, Strike Price USD 0.97, Expires 08/13/13 (Counterparty-JPMorgan Clearing) (AUD)	6,250,000		368,341
EUR Currency, Strike Price USD 1.24, Expires 10/01/13 (Counterparty-Royal Bank of Scotland plc) (EUR)	9,350,000		60,462
Eurodollar Midcurve 2 Year Futures @ 98.75, Expires 09/13/13	62,500		11,719
Eurodollar Midcurve 2 Year Futures @ 99.25, Expires 09/13/13	157,500		79,931
USD Currency, Strike Price JPY 91.40, Expires 09/12/13 (Counterparty-Bank of America)	4,530,000		22,523

			903,771

Total Options Purchased (Identified Cost $866,479)			1,080,448

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman TBA Claim Receivable (k)	39,031		16,978

Total Escrow Shares (Identified Cost $0)			16,978

Short Term Investments—4.3%

Mutual Funds—3.5%
State Street Navigator Securities Lending MET Portfolio (i)	44,850,234		44,850,234

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $9,742,008 on 07/01/13, collateralized by $9,830,000 U.S. Treasury Note at 1.250% due 03/15/14 with a value of $9,940,322	9,742,000		9,742,000

Total Short Term Investments (Identified Cost $54,592,234)		$54,592,234

Total Investments—116.2% (Identified Cost $1,351,356,123) (j)		1,469,536,327
Liabilities in excess of other assets		(204,861,173)

Net Assets—100.0%		$1,264,675,154

(a)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $43,978,589 and the collateral received consisted of cash in the amount of $44,850,234. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2013.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(e)	All of a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2013, the value of securities pledged amounted to $200,049,061. (See Note 2 to financial statements for more details on reverse repurchase agreements collateral.)
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $1,582,177.
(g)	Non-Income Producing; Defaulted Bond.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.2% of net assets.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of June 30, 2013, the aggregate cost of investments was $1,351,356,123. The aggregate unrealized appreciation and depreciation of investments was $154,824,839 and $(36,644,635), respectively, resulting in net unrealized appreciation of $118,180,204.
(k)	Illiquid Security. As of June 30, 2013 these securities represent 0.1% of net assets.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $92,936,408, which is 7.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage.
(CDO)—	Collateralized Debt Obligation.
(CLO)—	Collateralized Loan Obligation.
(CMO)—	Collateralized Mortgage Obligation.
(REMIC)—	Real Estate Mortgage Investment Conduit.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(AUD)—	Australian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value
Bank of America N.A.	0.100%	07/01/13	07/08/13	$22,207,207	$22,207,207
BNP Paribas S.A.	0.170%	06/28/13	07/08/13	22,466,685	22,466,685
BNP Paribas S.A.	0.090%	07/01/13	07/08/13	4,665,000	4,665,000
Credit Suisse	0.020%	06/28/13	07/01/13	24,801,900	24,801,900
Deutsche Bank Securities	0.120%	06/28/13	07/01/13	12,657,356	12,657,356
Deutsche Bank Securities	0.070%	07/01/13	07/08/13	12,657,356	12,657,356
Deutsche Bank Securities	-0.050%	07/01/13	07/08/13	24,834,031	24,834,031
Morgan Stanley	0.200%	06/28/13	07/01/13	33,705,000	33,705,000
Morgan Stanley	0.140%	07/01/13	07/08/13	37,750,000	37,750,000

Total				$195,744,535	$195,744,535

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(3,700,000)	$(3,853,781)
4.000% (15 Year TBA)	(3,500,000)	(3,689,082)
3.000% (30 Year TBA)	(7,400,000)	(7,230,031)
3.500% (30 Year TBA)	(100,000)	(101,516)
5.000% (30 Year TBA)	(7,800,000)	(8,394,141)
5.500% (30 Year TBA)	(3,000,000)	(3,258,281)
6.000% (30 Year TBA)	(4,800,000)	(5,220,000)
Freddie Mac
3.000% (30 Year TBA)	(7,100,000)	(6,920,281)
Ginnie Mae
4.000% (30 Year TBA)	(2,500,000)	(2,620,312)
4.500% (30 Year TBA)	(5,800,000)	(6,183,117)
5.000% (30 Year TBA)	(200,000)	(216,438)

Total TBA Sale Commitments (Proceeds $48,191,039)		$(47,686,980)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Settlement Date	Counterparty	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,230,000	09/18/13	Bank of America	USD	1,156,821	$(38,282)
AUD	1,800,000	09/18/13	Commonwealth Bank of Australia	USD	1,644,678	(7,791)
AUD	650,000	09/18/13	UBS AG	USD	596,538	(5,439)
CAD	2,545,153	09/18/13	Canadian Imperial Bank	USD	2,410,000	5,516
CNY	7,850,000	08/19/13	Standard Chartered Bank	USD	1,236,026	37,883
EUR	480,826	07/23/13	State Street Bank	USD	618,669	7,250
EUR	1,993,000	07/23/13	Citibank N.A.	USD	2,600,799	(6,396)
GBP	1,170,000	09/18/13	Goldman Sachs	USD	1,810,089	(31,485)
GBP	1,190,000	09/18/13	Barclays Bank plc	USD	1,832,873	(23,865)
JPY	143,787,370	09/18/13	Royal Bank of Scotland plc	USD	1,525,000	(74,721)
JPY	162,658,875	09/18/13	Goldman Sachs	USD	1,725,000	(84,378)
JPY	221,341,095	09/18/13	BNP Paribas S.A.	USD	2,290,000	(57,493)
MXN	19,911,576	09/18/13	JPMorgan Chase	USD	1,530,000	(3,875)
MXN	23,867,560	09/18/13	Morgan Stanley Capital	USD	1,840,000	(10,668)

Contracts to Deliver
AUD	2,100,000	09/18/13	UBS AG	USD	1,984,815	75,113
AUD	4,190,000	09/18/13	Goldman Sachs	USD	3,823,124	12,814
CAD	2,467,286	09/18/13	BNP Paribas S.A.	USD	2,410,000	68,385
CNY	7,850,000	08/19/13	Credit Suisse	USD	1,218,377	(55,532)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Settlement Date	Counterparty	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	4,645,619	07/23/13	Citibank N.A.	USD	6,099,698	$52,227
EUR	948,000	07/23/13	Morgan Stanley Capital	USD	1,244,770	10,703
EUR	118,000	07/23/13	UBS AG	USD	151,909	(1,698)
EUR	6,482,000	07/23/13	Bank of America	USD	8,561,782	123,788
EUR	2,055,000	09/18/13	Bank of America	USD	2,741,335	65,535
GBP	2,360,000	09/18/13	Credit Suisse	USD	3,696,916	109,304
JPY	704,081,030	09/18/13	Bank of America	USD	7,344,000	242,444
MXN	6,111,000	07/17/13	JPMorgan Chase	USD	498,508	27,517

Net Unrealized Appreciation						$436,856

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Australian Bond 10 Year Futures	09/16/13	26	AUD 3,094,644	$(15,093)
U.S. Long Bond Futures	09/19/13	130	USD 17,938,195	(278,508)
U.S. Treasury Note 2 Year Futures	09/30/13	61	USD 13,440,792	(20,792)
U.S. Treasury Note 5 Year Futures	09/30/13	74	USD 9,034,903	(77,434)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/19/13	(586)	USD (75,074,091)	908,465
U.S. Treasury Ultra Long Bond Futures	09/19/13	(217)	USD (33,175,278)	1,208,465

Net Unrealized Appreciation				$1,725,103

Options Written
Options Written—Call	Counterparty	Expiration Date	Contracts/ Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price JPY 100.30	Bank of America	09/12/13	USD	(4,530,000)	$(139,003)	$(95,162)	$43,841
USD Currency, Strike Price JPY 105.00	JPMorgan Clearing	10/31/13	USD	(3,460,000)	(32,870)	(43,858)	(10,988)
USD Currency, Strike Price JPY 105.00	JPMorgan Clearing	10/31/13	USD	(1,290,000)	(17,060)	(16,352)	708

Options Written—Put
AUD Currency, Strike Price USD 0.93	Deutsche Bank Securities	08/13/13	AUD	(6,870,000)	(29,888)	(188,922)	(159,034)
AUD Currency, Strike Price USD 0.93	JPMorgan Clearing	08/13/13	AUD	(6,250,000)	(57,025)	(171,873)	(114,848)
AUD Currency, Strike Price USD 0.97	Goldman Sachs	08/13/13	AUD	(6,250,000)	(364,737)	(368,342)	(3,605)
EUR Currency, Strike Price USD 1.16	Royal Bank of Scotland plc	10/01/13	EUR	(9,350,000)	(43,704)	(7,886)	35,818
USD Currency, Strike Price JPY 91.40	Deutsche Bank	09/12/13	USD	(4,530,000)	(67,950)	(22,523)	45,427
Eurodollar Midcurve 3 Year Futures @ 98.125	N/A	09/13/13	USD	(13)	(3,387)	(16,412)	(13,025)

Total Options Written					$(755,624)	$(931,330)	$(175,706)

Swap Agreements

Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation
Receive	3M LIBOR	2.303%	06/11/23	USD 245,000	$8,401

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Credit Default Swaps on Credit Indices—Buy Protection
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at June 30, 2013	Notional Amount	Market Value	Upfront Premium Received	Unrealized Depreciation
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank	5.000%	12/20/17	3.863%	USD 2,272,000	$(101,735)	$(4,260)	$(97,475)

Credit Default Swaps on Credit Indices—Sell Protection
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2013	Notional Amount	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank	5.000%	12/20/16	3.100%	USD 1,248,000	$76,503	$(95,853)	$172,356
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank	5.000%	12/20/16	3.100%	USD 3,600,000	220,681	(321,500)	542,181
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank	5.000%	12/20/17	3.863%	USD 2,500,000	111,945	(21,875)	133,820
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	Deutsche Bank	0.500%	03/15/49	N/A	USD 645,000	(42,731)	(94,743)	52,012
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	Deutsche Bank	0.500%	02/17/51	N/A	USD 285,000	(34,263)	(43,288)	9,025

Totals						$332,135	$(577,259)	$909,394

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium	Unrealized Appreciation/ (Depreciation)
Pay	6M EURIBOR	Bank of America	2.800%	11/10/41	EUR 1,200,000	$96,563	$0	$96,563
Receive	3M LIBOR	JPMorgan Chase	1.758%	06/25/22	USD 2,300,000	147,551	0	147,551
Receive	3M LIBOR	Bank of America	2.795%	04/23/43	USD 1,200,000	147,675	0	147,675
Receive	3M LIBOR	Barclays Bank plc	2.798%	04/23/43	USD 1,200,000	147,038	0	147,038
Receive	3M LIBOR	Deutsche Bank	2.798%	04/23/43	USD 1,200,000	147,038	0	147,038
Receive	3M LIBOR	Deutsche Bank	2.890%	01/14/43	USD 6,730,000	700,869	0	700,869
Receive	3M LIBOR	JPMorgan Chase	3.002%	02/11/43	USD 3,900,000	324,386	0	324,386
Receive	3M LIBOR	Bank of America	3.014%	02/06/43	USD 2,475,000	200,136	0	200,136
Receive	3M LIBOR	Deutsche Bank	3.029%	02/19/43	USD 1,200,000	93,508	0	93,508
Receive	3M LIBOR	Bank of America	3.041%	05/24/43	USD 7,865,000	599,605	0	599,605
Receive	3M LIBOR	Barclays Bank plc	3.043%	05/23/43	USD 5,300,000	402,321	0	402,321
Receive	3M LIBOR	Deutsche Bank	3.048%	05/24/43	USD 7,080,000	530,137	0	530,137
Receive	6M EURIBOR	Deutsche Bank	2.783%	11/10/41	EUR 1,200,000	(90,894)	0	(90,894)

Totals						$3,445,933	$0	$3,445,933

Securities in the amount of $3,839,295 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Yuan Renminbi
(EUR)—	Euro
(GBP)—	British Pount
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$794,676,918	$—	$—	$794,676,918
Total U.S. Treasury & Government Agencies*	—	340,712,673	—	340,712,673
Total Corporate Bonds & Notes*	—	123,060,133	—	123,060,133
Asset-Backed Securities
Asset Backed - Automobile	—	26,732,202	—	26,732,202
Asset Backed - Credit Card	—	2,786,000	—	2,786,000
Asset Backed - Home Equity	—	417,333	—	417,333
Asset Backed - Other	—	27,426,446	2,821,285	30,247,731
Asset Backed - Student Loan	—	17,912,612	—	17,912,612
Total Asset-Backed Securities	—	75,274,593	2,821,285	78,095,878
Total Mortgage-Backed Securities*	—	56,927,227	—	56,927,227
Total Foreign Government*	—	15,510,204	—	15,510,204
Term Loans*	—	1,931,297	—	1,931,297
Total Preferred Stock*	1,672,457	—	—	1,672,457
Total Municipal Bonds & Notes*	—	1,259,880	—	1,259,880
Options Purchased
Call Options	—	176,677	—	176,677
Put Options	91,650	812,121	—	903,771
Total Options Purchased	91,650	988,798	—	1,080,448
Total Escrow Shares*	—	16,978	—	16,978
Short Term Investments
Mutual Funds	44,850,234	—	—	44,850,234
Repurchase Agreement	—	9,742,000	—	9,742,000
Total Short Term Investments	44,850,234	9,742,000	—	54,592,234
Total Investments	$841,291,259	$625,423,783	$2,821,285	$1,469,536,327

Reverse Repurchase Agreements	$—	$(195,744,535)	$—	$(195,744,535)
TBA Sale Commitments	—	(47,686,980)	—	(47,686,980)
Collateral for Securities Loaned (Liability)	—	(44,850,234)	—	(44,850,234)
Total Liabilities	$—	$(288,281,749)	$—	$(288,281,749)

Forward Foreign Currency Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$838,479	$—	$838,479
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(401,623)	—	(401,623)
Total Forward Foreign Currency Contracts (Net Unrealized Appreciation)	—	436,856	—	436,856
Futures Contracts
Futures Contracts (Unrealized Appreciation)	2,116,930	—	—	2,116,930
Futures Contracts (Unrealized Depreciation)	(391,827)	—	—	(391,827)
Total Futures Contracts (Net Unrealized Appreciation)	1,725,103	—	—	1,725,103

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Options Written
Call Options Written	$—	$(155,372)	$—	$(155,372)
Put Options Written	(16,412)	(759,546)	—	(775,958)
Total Options Written	(16,412)	(914,918)	—	(931,330)
Total Centrally Cleared Swap Contracts (Unrealized Appreciation)	—	8,401	—	8,401
Swap Agreements
Swap Contracts at Value (Assets)	—	3,945,956	—	3,945,956
Swap Contracts at Value (Liabilities)	—	(269,623)	—	(269,623)
Total Swap Agreements at Value	—	3,676,333	—	3,676,333

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2012	$2,409,500
Transfers into Level 3	0
Transfers out of Level 3	(2,409,500)
Accrued discounts/premiums	0
Realized loss	0
Change in unrealized depreciation	(45)
Security purchases	2,821,330
Security sales	0
Balance as of June 30, 2013	$2,821,285

Asset-backed securities were transferred out of level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input. The change in unrealized depreciation on investments still held at June 30, 2013 was $(45).

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,469,536,327
Swap contracts at value (c)	3,945,956
Cash	3,779,773
Cash denominated in foreign currencies (d)	554,379
Cash collateral for swap contracts	20,000
Unrealized appreciation on forward foreign currency exchange contracts	838,479
Receivable for:
Investments sold	115,586,622
TBA securities sold (e)	148,062,240
Fund shares sold	18,667
Principal paydowns	2,155
Variation margin on swap contracts	331
Interest and dividends	4,336,634
Interest on swap contracts	54,765

Total Assets	1,746,736,328
Liabilities
TBA sale commitments at value	47,686,980
Options written at value (f)	931,330
Swap contracts at value (g)	269,623
Restricted cash for swap contracts	1,500,000
Reverse repurchase agreements	195,744,535
Unrealized depreciation on forward foreign currency exchange contracts	401,623
Payable for:
Investments purchased	29,010,352
TBA securities purchased	159,364,156
Fund shares redeemed	966,537
Variation margin on futures contracts	179,220
Collateral for securities loaned	44,850,234
Interest on swap contracts	259,655
Interest on reverse repurchase agreements	634
Interest on TBA sales commitments	65,169
Accrued expenses:
Management fees	484,184
Distribution and service fees	18,962
Deferred trustees’ fees	37,337
Other expenses	290,643

Total Liabilities	482,061,174

Net Assets	$1,264,675,154

Net assets consist of:
Paid-in surplus	$1,186,107,242
Undistributed net investment income	11,550,115
Accumulated net realized losses	(57,894,131)
Unrealized appreciation on investments and foreign currency transactions	124,911,928

Net Assets	$1,264,675,154

Net Assets
Class A	$1,159,821,823
Class B	69,747,604
Class E	35,105,727
Capital Shares Outstanding*
Class A	63,542,401
Class B	3,836,826
Class E	1,926,129
Net Asset Value, Offering and Redemption Price Per Share
Class A	$18.25
Class B	18.18
Class E	18.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,351,356,123.
(b)	Includes securities on loan with a value of $43,978,589.
(c)	Premiums received on swap contracts were $439,228.
(d)	Identified cost of cash denominated in foreign currencies was $567,660.
(e)	Includes $48,191,039 related to TBA sale commitments.
(f)	Premiums received on written options were $755,624.
(g)	Premiums received on swap contracts were $142,291.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$8,930,668
Dividends (a)	6,765,199
Securities lending income	67,481

Total investment income	15,763,348
Expenses
Management fees	2,909,139
Distribution and service fees—Class B	87,868
Distribution and service fees—Class E	26,728
Administration fees	8,757
Trustees’ fees and expenses	16,045
Custodian and accounting	131,413
Audit and tax services	35,951
Legal	11,795
Shareholder reporting	143,426
Interest	34,166
Insurance	908
Miscellaneous	9,513

Total expenses	3,415,709

Net Investment Income	12,347,639

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	42,067,387
Futures contracts	2,903,805
Foreign currency transactions	265,934
Swap contracts	(65,398)
Options written	2,641,591

Net realized gain	47,813,319

Net change in unrealized appreciation on:
Investments	19,506,734
Futures contracts	966,833
Foreign currency transactions	411,250
Swap contracts	3,636,543
Options written	287,734

Net change in unrealized appreciation	24,809,094

Net realized and unrealized gain	72,622,413

Net Increase in Net Assets From Operations	$84,970,052

(a)	Net of foreign taxes of $23,254.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,347,639	$27,869,693
Net realized gain	47,813,319	66,402,098
Net change in unrealized appreciation	24,809,094	51,897,109

Increase in net assets from operations	84,970,052	146,168,900

From Distributions to Shareholders
Net investment income
Class A	(29,469,679)	(26,542,556)
Class B	(1,608,768)	(1,452,240)
Class E	(844,948)	(780,158)

Total distributions	(31,923,395)	(28,774,954)

Decrease in net assets from capital share transactions	(29,439,870)	(106,073,967)

Total increase in net assets	23,606,787	11,319,979

Net Assets
Beginning of the period	1,241,068,367	1,229,748,388

End of the period	$1,264,675,154	$1,241,068,367

Undistributed Net Investment Income
End of the period	$11,550,115	$31,125,871

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,256,636	$23,292,330	875,127	$14,858,006
Reinvestments	1,648,192	29,469,679	1,580,855	26,542,556
Redemptions	(4,283,317)	(78,738,351)	(8,144,906)	(138,244,740)

Net decrease	(1,378,489)	$(25,976,342)	(5,688,924)	$(96,844,178)

Class B
Sales	113,148	$2,082,864	393,605	$6,645,534
Reinvestments	90,329	1,608,768	86,805	1,452,240
Redemptions	(311,002)	(5,695,312)	(805,787)	(13,617,740)

Net decrease	(107,525)	$(2,003,680)	(325,377)	$(5,519,966)

Class E
Sales	19,119	$349,639	46,068	$784,938
Reinvestments	47,309	844,948	46,521	780,158
Redemptions	(144,961)	(2,654,435)	(311,046)	(5,274,919)

Net decrease	(78,533)	$(1,459,848)	(218,457)	$(3,709,823)

Decrease derived from capital share transactions		$(29,439,870)		$(106,073,967)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.52		$15.95	$15.72	$14.61	$13.18	$18.18

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.38	0.36	0.33	0.35	0.49
Net realized and unrealized gain (loss) on investments	1.02		1.58	0.26	1.06	1.78	(4.87)

Total from Investment Operations	1.20		1.96	0.62	1.39	2.13	(4.38)

Less Distributions
Distributions from net investment income	(0.47)		(0.39)	(0.39)	(0.28)	(0.70)	(0.45)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.17)

Total Distributions	(0.47)		(0.39)	(0.39)	(0.28)	(0.70)	(0.62)

Net Asset Value, End of Period	$18.25		$17.52	$15.95	$15.72	$14.61	$13.18

Total Return (%) (b)	6.89	(c)	12.38	3.80	9.65	17.30	(24.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	(d)	0.52	0.51	0.50	0.52	0.49
Ratio of net investment income to average net assets (%)	1.96	(d)	2.23	2.23	2.21	2.67	3.15
Portfolio turnover rate (%)	244	(c)(e)	494 (e)	942	1,014	611	501
Net assets, end of period (in millions)	$1,159.8		$1,137.3	$1,126.6	$1,216.2	$1,256.9	$1,058.2

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.43		$15.88	$15.65	$14.55	$13.11	$18.08

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.33	0.32	0.29	0.32	0.45
Net realized and unrealized gain (loss) on investments	1.01		1.57	0.26	1.06	1.77	(4.85)

Total from Investment Operations	1.17		1.90	0.58	1.35	2.09	(4.40)

Less Distributions
Distributions from net investment income	(0.42)		(0.35)	(0.35)	(0.25)	(0.65)	(0.40)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.17)

Total Distributions	(0.42)		(0.35)	(0.35)	(0.25)	(0.65)	(0.57)

Net Asset Value, End of Period	$18.18		$17.43	$15.88	$15.65	$14.55	$13.11

Total Return (%) (b)	6.77	(c)	12.11	3.59	9.31	17.00	(24.96)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(d)	0.77	0.76	0.75	0.77	0.74
Ratio of net investment income to average net assets (%)	1.71	(d)	1.98	1.98	1.97	2.42	2.94
Portfolio turnover rate (%)	244	(c)(e)	494 (e)	942	1,014	611	501
Net assets, end of period (in millions)	$69.7		$68.7	$67.8	$72.4	$70.4	$60.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.48		$15.92	$15.70	$14.59	$13.15	$18.13

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.35	0.33	0.31	0.34	0.47
Net realized and unrealized gain (loss) on investments	1.03		1.57	0.26	1.06	1.77	(4.86)

Total from Investment Operations	1.19		1.92	0.59	1.37	2.11	(4.39)

Less Distributions
Distributions from net investment income	(0.44)		(0.36)	(0.37)	(0.26)	(0.67)	(0.42)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.17)

Total Distributions	(0.44)		(0.36)	(0.37)	(0.26)	(0.67)	(0.59)

Net Asset Value, End of Period	$18.23		$17.48	$15.92	$15.70	$14.59	$13.15

Total Return (%) (b)	6.85	(c)	12.18	3.67	9.45	17.14	(24.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(d)	0.67	0.66	0.65	0.67	0.64
Ratio of net investment income to average net assets (%)	1.81	(d)	2.08	2.07	2.06	2.54	2.99
Portfolio turnover rate (%)	244	(c)(e)	494 (e)	942	1,014	611	501
Net assets, end of period (in millions)	$35.1		$35.0	$35.4	$40.9	$44.4	$43.6

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 122% and 243% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Diversified Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-25

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-26

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, return of capital dividends, amortization and accretion of debt securities, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At period end, the fund had investments in repurchase agreements with a gross value of $9,742,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

MSF-27

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and apply property held by it in connection with any repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding reverse repurchase agreement balance for 94 days. The average amount of borrowings was $106,330,122 and the weighted average interest rate was (0.107)%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio transfers a Treasury security to a counterparty with a simultaneous agreement to reacquire the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the transfer of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, on the Treasury security transferred to the counterparty. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for Treasury securities to be reacquired by the Portfolio are reflected as secured borrowings on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding treasury roll balance for 120 days. The Portfolio’s average amount of borrowings was $55,549,888 and the weighted average interest rate was 0.098%. At June 30, 2013, the Portfolio had no outstanding borrowings.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-28

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the

MSF-29

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The Portfolio’s transactions in written options during the six months ended June 30, 2013 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2012	$29,865,000	0	$516,523
Options written	63,698,000	77	2,201,148
Options bought back	(0)	(77)	(41,706)
Options exercised	(0)	(0)	(0)
Options expired	(84,283,000)	(0)	(2,487,032)

Options outstanding June 30, 2013	$9,280,000	0	$188,933

MSF-30

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Put Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2012	$4,000,000	0	$74,347
Options written	59,680,000	273	1,110,959
Options bought back	(0)	(260)	(95,845)
Options exercised	(0)	(0)	(0)
Options expired	(30,430,000)	(0)	(522,770)

Options outstanding June 30, 2013	$33,250,000	13	$566,691

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

MSF-31

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of current payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than

MSF-32

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value*	$409,129	Liabilities—Swap contracts at value*	$(178,729)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions**	2,125,331	Net Assets—Unrealized appreciation on investments and foreign currency transactions**	(391,827)
	Assets—Investments at value***	91,650	Liabilities—Options written at value	(16,412)
	Assets—Swap contracts at value*	3,536,827	Liabilities—Swap contracts at value*	(90,894)
Foreign Exchange	Assets—Unrealized appreciation on forward foreign currency exchange contracts	838,479	Liabilities—Unrealized depreciation on forward foreign currency exchange contracts	(401,623)
	Assets—Investments at value***	988,798	Liabilities—Options written at value	(914,918)

Total		$7,990,214		$(1,994,403)

*	Excludes swap interest receivable of $54,765 and swap interest payable of $259,655.
**	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swap contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
***	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities*	Financial Instrument	Collateral Received**	Net Amount
Bank of America	$1,498,268	$(133,443)	$(1,364,825)	$—
Barclays Bank Plc	549,359	(23,865)	(525,494)	—
BNP Paribas SA	68,385	(57,493)	—	10,892
Canadian Imperial Bank	5,516	—	—	5,516
Citibank NA	52,227	(6,396)	—	45,831
Credit Suisse	109,304	(55,532)	—	53,772
Goldman Sachs	373,609	(373,609)	—	—
JPMorgan Chase	1,040,959	(252,371)	—	788,588
Morgan Stanley	10,703	(10,668)	—	35
Royal Bank of Scotland	60,463	(60,463)	—	—
Standard Chartered Bank	37,882	—	—	37,882
UBS AG	75,113	(7,138)	—	67,975
Deutsche Bank Securities	1,975,842	(481,069)	(1,494,773)	—
State Street Bank	7,250	—	—	7,250

	$5,864,880	$(1,462,047)	$(3,385,092)	$1,017,741

MSF-33

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities*	Financial Instrument	Collateral Pledged**	Net Amount
Bank of America	$133,443	$(133,443)	$—	$—
Barclays Bank Plc	23,865	(23,865)	—	—
BNP Paribas SA	57,493	(57,493)	—	—
Citibank NA	6,396	(6,396)	—	—
Commonwealth Bank of Australia	7,791	—	—	7,791
Credit Suisse	55,532	(55,532)	—	—
Deutsche Bank Securities	481,069	(481,069)	—	—
Goldman Sachs	484,203	(373,609)	—	110,594
JPMorgan Chase	252,371	(252,371)	—	—
Morgan Stanley	10,668	(10,668)	—	—
Royal Bank of Scotland	82,607	(60,463)	—	22,144
UBS AG	7,138	(7,138)	—	—

	$1,602,576	$(1,462,047)	$—	$140,529

*	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
**	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$2,903,805	$—	$2,903,805
Forward Foreign Currency Transactions	—	—	111,448	111,448
Investments*	—	110,735	(1,458,003)	(1,347,268)
Options Written	—	(293,864)	2,935,455	2,641,591
Swap Contracts	129,946	(195,344)	—	(65,398)

Total	$129,946	$2,525,332	$1,588,900	$4,244,178

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$966,833	$—	$966,833
Forward Foreign Currency Transactions	—	—	427,621	427,621
Investments*	—	62,930	(689,440)	(626,510)
Options Written	—	(37,641)	325,375	287,734
Swap Contracts	189,492	3,447,051	—	3,636,543

Total	$189,492	$4,439,173	$63,556	$4,692,221

For the six months ended June 30, 2013, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$80,362,972
Futures Contracts Short	(86,893,671)
Forward Foreign Currency Transactions	88,575,377
Options Purchased	87,450,088
Options Written	(28,852,425)
Swap Contracts	44,960,420

*	Options purchased are part net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MSF-34

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,051,911,895	$301,553,851	$3,025,708,619	$369,369,662

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were $1,699,549,125 and $1,692,296,077, respectively.

MSF-35

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$2,909,139	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,774,954	$31,703,844	$—	$—	$—	$—	$28,774,954	$31,703,844

MSF-36

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$31,802,406	$—	$91,070,737	$(97,310,804)	$—	$25,562,339

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $97,310,804.

MSF-37

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 14.80%, 14.74%, and 14.81%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.90%.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum (hitting an all-time high in May) as investors latched onto the latest favorable data on the economy and corporate earnings. Though all sectors yielded positive returns, the record market move was uncharacteristically led by defensive segments, with Health Care, Consumer Staples, and Utilities at the top. Volatility made a comeback in the second quarter of 2013, particularly in June, when Federal Reserve (“Fed”) Chairman Ben Bernanke signaled the central bank could begin paring back its bond purchases later this year and end them in 2014. Performance subsequently turned negative as the prospect of Fed tapering led to a widespread sell-off in bonds and a corresponding surge in interest rates. Disappointing data out of China and other emerging markets also weighed on sentiment. Despite the June pullback, U.S. stocks finished the second quarter in positive territory and ended the first half of 2013 with double-digit gains across the ranges of style and market cap.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the six-month period. Strong performance from positions in Industrials and Materials were overshadowed by weakness in Energy and Health Care.

Weakness in Health Care was most pronounced in the Pharmaceuticals and Health Care Providers & Services industries. Within Pharmaceuticals, underexposure to Johnson & Johnson hurt performance as the company experienced a pipeline win and investors generally flocked to safer companies, many offering sizable dividends. In addition, the Portfolio’s holding in Eli Lilly lagged on concerns regarding competitive dynamics in the diabetes market. The largest negative impact on performance within the Health Care Providers & Services segment was for-profit health insurer UnitedHealth Group. The stock was sold during the reporting period (February 2013) due to concerns about possible cuts to Medicare Advantage reimbursement rates, which would significantly erode the company’s profitability. Shares later rallied, however, as the Centers for Medicare and Medicaid Services reversed some of the rate changes.

At the sector level, positioning within the Energy sector was another notable detractor from performance, with exposure to Suncor Energy (Canada) and an overweight in PBF Energy representing the majority of the underperformance relative to the benchmark. The Portfolio’s position in integrated oil & gas producer Suncor Energy, which is not in the benchmark index, detracted most notably in the first quarter of 2013. Underperformance in Suncor Energy’s shares was driven by operating issues and concerns about production growth. PBF Energy shares fell sharply on narrowing differentials and the company’s reporting of first-quarter earnings that widely missed analysts’ expectations. More broadly, the industry was negatively affected by the Environmental Protection Agency’s proposed new gasoline regulations, which would necessitate higher capital expenditures.

On the positive side, the Industrials sector was the most notable source of strength, with an overweight in Airline names, including United Continental Holdings and Delta Air Lines, providing the greatest benefit. Airline stocks soared during the six-month period as a combination of strong demand, higher ticket prices, and slimmed-down operations resulted in increased profits industry-wide.

In addition, stock selection proved favorable in the Materials sector, with strength most notable in the Containers & Packaging industry. In particular, shares of Rock-Tenn and Packaging Corp. of America rose during the period.

The year-to-date through June 30 surge has pushed U.S. stocks into record territory, but skepticism and concerns remain, with the potential wind-down of the Fed’s bond-buying program topping the list. We are mindful that the recent run-up in equities may increase short-term volatility. With a longer-term view, however, we believe the combination of decent valuations, declining fiscal drag and good corporate earnings growth against a backdrop of slow (but sustained) economic expansion should support equity market appreciation.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

As of June 30, 2013, the Portfolio was positioned with a bias toward domestic cyclical stocks given the valuation premium on defensives and the relative strength of the U.S. economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on current data. At the same time, the Portfolio’s Health Care exposure adds ballast. The Health Care sector is cheaper than other defensive segments of the market and has superior growth prospects, in our view.

At period end, the Portfolio’s largest sector overweights relative to the Russell 1000 Value Index were in Industrials and Financials, and the most significant underweight was in Utilities, followed by Consumer Staples.

Peter Stournaras

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	14.80	24.04	3.49	6.43
Class B	14.74	23.77	3.22	6.18
Class E	14.81	23.81	3.33	6.28
Russell 1000 Value Index	15.90	25.32	6.67	7.79

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Exxon Mobil Corp.	4.9
Chevron Corp.	4.7
JPMorgan Chase & Co.	4.7
Pfizer, Inc.	4.6
Citigroup, Inc.	3.9
Merck & Co., Inc.	3.9
Bank of America Corp.	3.9
U.S. Bancorp.	3.1
CVS Caremark Corp.	2.9
American International Group, Inc.	2.7

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	31.6
Energy	16.5
Industrials	13.7
Health Care	11.5
Consumer Discretionary	9.3
Information Technology	8.5
Consumer Staples	4.1
Materials	3.7
Telecommunication Services	1.1

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.62%	$1,000.00	$1,148.00	$3.30
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B(a)	Actual	0.87%	$1,000.00	$1,147.40	$4.63
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E(a)	Actual	0.77%	$1,000.00	$1,148.10	$4.10
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Boeing Co. (The)	256,600	$26,286,104
Raytheon Co.	246,075	16,270,479

		42,556,583

Airlines—2.0%
United Continental Holdings, Inc. (a) (b)	1,204,380	37,685,050

Auto Components—1.4%
TRW Automotive Holdings Corp. (a)	380,296	25,266,866

Automobiles—0.1%
Thor Industries, Inc. (b)	50,900	2,503,262

Biotechnology—0.1%
Quintiles Transnational Holdings, Inc. (a)	24,800	1,055,488

Capital Markets—2.1%
Goldman Sachs Group, Inc. (The)	255,252	38,606,865

Chemicals—0.4%
Cabot Corp.	177,239	6,632,283

Commercial Banks—5.2%
Regions Financial Corp.	506,200	4,824,086
SunTrust Banks, Inc.	836,100	26,395,677
U.S. Bancorp	1,573,250	56,872,988
Wells Fargo & Co.	221,000	9,120,670

		97,213,421

Commercial Services & Supplies—1.6%
Pitney Bowes, Inc. (b)	778,700	11,431,316
Tyco International, Ltd.	546,225	17,998,114

		29,429,430

Communications Equipment—0.8%
Brocade Communications Systems, Inc. (a)	976,800	5,626,368
Cisco Systems, Inc.	406,900	9,891,739

		15,518,107

Computers & Peripherals—0.5%
Apple, Inc.	23,600	9,347,488

Construction & Engineering—1.0%
KBR, Inc.	577,500	18,768,750

Consumer Finance—2.5%
Discover Financial Services	967,450	46,089,318

Containers & Packaging—1.1%
Packaging Corp. of America	155,100	7,593,696
Rock-Tenn Co. - Class A	119,476	11,933,263

		19,526,959

Diversified Financial Services—12.9%
Bank of America Corp.	5,573,000	$71,668,780
Citigroup, Inc.	1,515,951	72,720,170
JPMorgan Chase & Co.	1,645,237	86,852,061
NASDAQ OMX Group, Inc. (The)	266,575	8,740,994

		239,982,005

Diversified Telecommunication Services—1.1%
AT&T, Inc.	553,100	19,579,740

Electronic Equipment, Instruments & Components—1.0%
Avnet, Inc. (a)	412,400	13,856,640
TE Connectivity, Ltd.	107,200	4,881,888

		18,738,528

Food & Staples Retailing—3.6%
CVS Caremark Corp.	930,050	53,180,259
Wal-Mart Stores, Inc.	174,525	13,000,367

		66,180,626

Health Care Equipment & Supplies—0.7%
Abbott Laboratories (c)	378,500	13,202,080

Household Products—0.4%
Procter & Gamble Co. (The)	103,100	7,937,669

Industrial Conglomerates—3.9%
3M Co.	392,000	42,865,200
General Electric Co.	1,247,000	28,917,930

		71,783,130

Insurance—8.2%
Allied World Assurance Co. Holdings AG	60,700	5,554,657
American Financial Group, Inc.	386,750	18,915,942
American International Group, Inc. (a)	1,101,000	49,214,700
Berkshire Hathaway, Inc. - Class B (a)	75,800	8,483,536
Chubb Corp. (The)	298,700	25,284,955
HCC Insurance Holdings, Inc.	193,550	8,343,941
Travelers Cos., Inc. (The)	453,800	36,267,696

		152,065,427

IT Services—1.0%
DST Systems, Inc.	162,600	10,622,658
Total System Services, Inc.	295,300	7,228,944

		17,851,602

Machinery—2.6%
Ingersoll-Rand plc	705,800	39,186,016
Oshkosh Corp. (a)	246,875	9,373,844

		48,559,860

Media—4.7%
Comcast Corp. - Class A	1,068,300	44,740,404
News Corp. - Class A	1,315,846	42,896,580

		87,636,984

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.7%
Dillard’s, Inc. - Class A	130,455	$10,693,396
Macy’s, Inc.	55,164	2,647,872

		13,341,268

Oil, Gas & Consumable Fuels—16.1%
Chevron Corp.	741,175	87,710,649
Exxon Mobil Corp.	999,425	90,298,049
Marathon Oil Corp.	754,500	26,090,610
Marathon Petroleum Corp.	484,826	34,451,736
PBF Energy, Inc. (b)	475,970	12,327,623
Suncor Energy, Inc.	1,246,600	36,762,234
Tesoro Corp.	221,476	11,587,624

		299,228,525

Paper & Forest Products—2.3%
Domtar Corp.	234,100	15,567,650
International Paper Co.	597,900	26,492,949

		42,060,599

Pharmaceuticals—10.5%
AbbVie, Inc.	282,000	11,657,880
Eli Lilly & Co.	410,425	20,160,076
Johnson & Johnson	51,475	4,419,643
Merck & Co., Inc.	1,548,975	71,949,889
Pfizer, Inc.	3,063,775	85,816,338

		194,003,826

Semiconductors & Semiconductor Equipment—1.9%
Applied Materials, Inc.	1,576,790	23,509,939
Teradyne, Inc. (a) (b)	630,400	11,076,128

		34,586,067

Software—3.1%
Activision Blizzard, Inc.	1,019,300	14,535,218
Microsoft Corp.	450,400	15,552,312
Oracle Corp.	659,000	20,244,480
Symantec Corp.	347,900	7,817,313

		58,149,323

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.1%
Lowe’s Cos., Inc.	974,000	$39,836,600

Total Common Stocks (Cost $1,520,100,047)		1,814,923,729

Short-Term Investments—5.1%

Mutual Fund—1.9%
State Street Navigator Securities Lending MET Portfolio (d)	35,577,290	35,577,290

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $59,926,050 on 07/01/13, collateralized by $59,060,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $61,127,100.	59,926,000	59,926,000

Total Short-Term Investments (Cost $95,503,290)		95,503,290

Total Investments—103.0% (Cost $1,615,603,337) (e)		1,910,427,019
Other assets and liabilities (net)—(3.0)%		(56,091,854)

Net Assets—100.0%		$1,854,335,165

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $34,727,441 and the collateral received consisted of cash in the amount of $35,577,290 and non-cash collateral with a value of $2,528. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $3,453,120.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $1,615,603,337. The aggregate unrealized appreciation and depreciation of investments were $306,351,908 and $(11,528,226), respectively, resulting in net unrealized appreciation of $294,823,682.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/20/13	273	USD 21,913,173	$(82,728)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,814,923,729	$—	$—	$1,814,923,729
Short-Term Investments
Mutual Fund	35,577,290	—	—	35,577,290
Repurchase Agreement	—	59,926,000	—	59,926,000
Total Short-Term Investments	35,577,290	59,926,000	—	95,503,290
Total Investments	$1,850,501,019	$59,926,000	$—	$1,910,427,019

Collateral for securities loaned (Liability)	$—	$(35,577,290)	$—	$(35,577,290)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(82,728)	$—	$—	$(82,728)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,910,427,019
Cash	192,844
Receivable for:
Investments sold	9,228,755
Fund shares sold	81,285
Dividends and interest	1,737,655

Total Assets	1,921,667,558
Liabilities
Payables for:
Investments purchased	29,468,863
Fund shares redeemed	1,033,008
Variation margin on futures contracts	99,645
Collateral for securities loaned	35,577,290
Accrued expenses:
Management fees	920,505
Distribution and service fees	59,329
Deferred trustees’ fees	44,794
Other expenses	128,959

Total Liabilities	67,332,393

Net Assets	$1,854,335,165

Net assets consist of:
Paid in surplus	$1,463,851,507
Undistributed net investment income	11,931,881
Accumulated net realized gain	83,814,157
Unrealized appreciation on investments, futures contracts and foreign currency transactions	294,737,620

Net Assets	$1,854,335,165

Net Assets
Class A	$1,547,516,442
Class B	252,464,060
Class E	54,354,663
Capital Shares Outstanding*
Class A	148,060,355
Class B	24,303,128
Class E	5,217,610
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.45
Class B	10.39
Class E	10.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,615,603,337.
(b)	Includes securities loaned at value of $34,727,441.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$17,843,261
Interest	3,116
Securities lending income	217,417

Total investment income	18,063,794
Expenses
Management fees	5,714,337
Administration fees	12,474
Custodian and accounting fees	75,670
Distribution and service fees—Class B	309,267
Distribution and service fees—Class E	39,545
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	25,480
Shareholder reporting	50,290
Insurance	957
Miscellaneous	9,928

Total expenses	6,266,748
Less management fee waiver	(294,368)

Net expenses	5,972,380

Net Investment Income	12,091,414

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	100,283,345
Futures contracts	(479,391)
Foreign currency transactions	(2,733)

Net realized gain	99,801,221

Net change in unrealized appreciation (depreciation) on:
Investments	136,737,996
Futures contracts	(82,728)
Foreign currency transactions	(3,334)

Net change in unrealized appreciation	136,651,934

Net realized and unrealized gain	236,453,155

Net Increase in Net Assets From Operations	$248,544,569

(a)	Net of foreign withholding taxes of $58,928.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,091,414	$26,280,266
Net realized gain	99,801,221	98,658,393
Net change in unrealized appreciation	136,651,934	60,208,297

Increase in net assets from operations	248,544,569	185,146,956

From Distributions to Shareholders
Net investment income
Class A	(22,342,316)	(15,946,608)
Class B	(3,019,181)	(3,183,756)
Class E	(698,604)	(743,261)
Net realized capital gains
Class A	(86,380,800)	(155,325,246)
Class B	(13,883,657)	(36,212,657)
Class E	(2,986,287)	(7,941,634)

Total distributions	(129,310,845)	(219,353,162)

Increase in net assets from capital share transactions	43,531,796	524,069,312

Total increase in net assets	162,765,520	489,863,106

Net Assets
Beginning of period	1,691,569,645	1,201,706,539

End of period	$1,854,335,165	$1,691,569,645

Undistributed Net Investment Income
End of period	$11,931,881	$25,900,568

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,309,570	$58,034,653	41,753,329	$392,781,573
Reinvestments	10,905,026	108,723,116	18,337,457	171,271,854
Redemptions	(12,517,323)	(132,775,755)	(6,623,469)	(69,237,623)

Net increase	3,697,273	$33,982,014	53,467,317	$494,815,804

Class B
Sales	973,593	$10,249,928	2,184,800	$21,522,198
Reinvestments	1,703,915	16,902,838	4,240,733	39,396,413
Redemptions	(1,962,302)	(20,718,461)	(3,481,801)	(34,082,409)

Net increase	715,206	$6,434,305	2,943,732	$26,836,202

Class E
Sales	512,984	$5,446,274	502,087	$4,978,153
Reinvestments	370,713	3,684,891	931,856	8,684,895
Redemptions	(569,955)	(6,015,688)	(1,150,967)	(11,245,742)

Net increase	313,742	$3,115,477	282,976	$2,417,306

Increase derived from capital shares transactions		$43,531,796		$524,069,312

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.80		$10.36	$10.23	$9.46	$8.66	$13.61

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.17	0.15	0.13	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.35		1.21	0.10	0.74	0.80	(4.82)

Total from investment operations	1.42		1.38	0.25	0.87	0.94	(4.66)

Less Distributions
Distributions from net investment income	(0.16)		(0.18)	(0.12)	(0.10)	(0.14)	(0.10)
Distributions from net realized capital gains	(0.61)		(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(0.77)		(1.94)	(0.12)	(0.10)	(0.14)	(0.29)

Net Asset Value, End of Period	$10.45		$9.80	$10.36	$10.23	$9.46	$8.66

Total Return (%) (b)	14.80	(c)	14.28	2.35	9.22	11.21	(34.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.66	0.65	0.67	0.72
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.63	0.63	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.37	(d)	1.80	1.41	1.34	1.61	1.42
Portfolio turnover rate (%)	26	(c)	107	107	135	113	85
Net assets, end of period (in millions)	$1,547.5		$1,414.2	$941.4	$1,643.5	$1,671.2	$345.2

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.73		$10.30	$10.18	$9.42	$8.61	$13.55

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.15	0.14	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.34		1.20	0.08	0.74	0.80	(4.81)

Total from investment operations	1.40		1.35	0.22	0.84	0.92	(4.68)

Less Distributions
Distributions from net investment income	(0.13)		(0.16)	(0.10)	(0.08)	(0.11)	(0.07)
Distributions from net realized capital gains	(0.61)		(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(0.74)		(1.92)	(0.10)	(0.08)	(0.11)	(0.26)

Net Asset Value, End of Period	$10.39		$9.73	$10.30	$10.18	$9.42	$8.61

Total Return (%) (b)	14.74	(c)	13.97	2.05	8.92	11.05	(35.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.91	0.91	0.90	0.92	0.97
Net ratio of expenses to average net assets (%) (e)	0.87	(d)	0.88	0.88	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.12	(d)	1.52	1.30	1.08	1.41	1.15
Portfolio turnover rate (%)	26	(c)	107	107	135	113	85
Net assets, end of period (in millions)	$252.5		$229.5	$212.6	$200.8	$173.2	$134.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.76		$10.32	$10.20	$9.44	$8.63	$13.58

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.16	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	1.35		1.21	0.09	0.74	0.80	(4.82)

Total from investment operations	1.41		1.37	0.23	0.85	0.93	(4.68)

Less Distributions
Distributions from net investment income	(0.14)		(0.17)	(0.11)	(0.09)	(0.12)	(0.08)
Distributions from net realized capital gains	(0.61)		(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(0.75)		(1.93)	(0.11)	(0.09)	(0.12)	(0.27)

Net Asset Value, End of Period	$10.42		$9.76	$10.32	$10.20	$9.44	$8.63

Total Return (%) (b)	14.81	(c)	14.14	2.13	9.00	11.18	(35.04)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.81	0.80	0.82	0.87
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.78	0.78	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.21	(d)	1.62	1.37	1.18	1.55	1.20
Portfolio turnover rate (%)	26	(c)	107	107	135	113	85
Net assets, end of period (in millions)	$54.4		$47.9	$47.7	$53.5	$57.5	$60.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to return of capital basis adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $59,926,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$82,728

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures Contracts	$(479,391)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures Contracts	$(82,728)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures Contracts Long	$24,475

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$454,154,442	$0	$554,426,100

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $32,210,418 which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$5,714,337	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$49,065,752	$22,155,858	$170,287,410	$—	$—	$—	$219,353,162	$22,155,858

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$58,878,138	$69,900,793	$142,510,421	$—	$—	$271,289,352

MSF-17

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%; respectively. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-month T-Bill Index, returned 0.04%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (the “Committee”) of the U.S. Federal Reserve (the “Fed”) held the target federal funds rate steady at 0.00%-0.25% during the period. The Fed continued its purchases of $85 billion in Treasury and Mortgage-Backed Securities (MBS) each month, however the Committee hinted through its statement releases that the Fed may begin to taper purchases. At its scheduled meeting on April 30—May 1, the Committee’s statement contained two important messages. First, “the Committee expressed their readiness to increase or reduce the pace of its purchases to maintain appropriate policy accommodation.” Second, the Committee maintained its view toward the downside risk in the economy. These two points taken together indicate the Committee, while maintaining an easing bias, is expressing its flexibility with regard to the pace of purchases. Additionally, Chairman Bernanke, in his comments at a June post-meeting press conference, reconfirmed the Fed’s position that it would likely slow its bond buying this year and end it in 2014 if economic conditions continue to strengthen and unemployment trends downward as expected. This announcement ended weeks of speculation by markets and spurred selling in both equity and fixed income markets. Despite these developments, the money markets were largely unaffected.

In Europe, the European Central Bank (the “ECB”) cut the eurozone’s benchmark refinancing rate by 25 basis points (bps) to 0.50% at its May 2 meeting. This was the ECB’s first rate cut since July 2012. Mario Draghi, the ECB President, attributed the rate cut to two major developments. First, Draghi found that there had been “some easing in recent months of the financial fragmentation that has characterized the eurozone over the past few years.” Secondly, he felt that the eurozone economic weakness had spread to “core economies.” At the Bank of Japan’s (BOJ’s) April 3—4 meeting, it announced an outright purchase of approximately 7.5 trillion yen ($78 billion) worth of Japanese government bonds per month. The BOJ also set a time frame of two years to achieve a 2% inflation target. These purchases are significantly higher, on a proportional GDP (Gross Domestic Product) basis, when compared to the $85 billon-per-month purchases by the central bank of the United States, an economy that is 60% larger. The slope of the LIBOR (London Interbank Offer Rate) curve, as measured from 1 month to 12 months, flattened by 14 bps during the period to 49 bps, with tenors greater than six-months experiencing the most volatility.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Performance of the Portfolio will continue to be impacted by the Committee’s current policy of maintaining the Federal Funds Effective Rate at a target range of between 0.00-0.25% along with their monthly purchases of U.S. Treasuries and MBS. This accommodative policy significantly influences yields on the money market securities the Portfolio purchases. It is expected that the Committee will continue this course of action as long as economic performance and inflation remain below their expectations. At this time, material change in Portfolio performance is not anticipated.

A longer weighted average maturity (WAM) was maintained during the period as the bias for lower yields continues. Duration was added to the Portfolio through the purchase of commercial paper and certificates of deposit out to a maximum maturity of 365 days. The Portfolio continued to add to its holdings of U.S. Treasury securities based on valuation amid the declining supply of eligible alternatives. Exposures to variable rate bank obligations were increased to effectively manage WAM limits, while gaining exposure to select credits. These investments reset off the either the daily Federal Funds Effective Rate or the 1-month or 3-month LIBOR index.

The WAM of the Portfolio stood at 53 days on June 30, 2013.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.24
	Hypothetical*	0.25%	$1,000.00	$1,023.53	$1.25

Class B(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.24
	Hypothetical*	0.25%	$1,000.00	$1,023.53	$1.25

Class E(a)	Actual	0.25%	$1,000.00	$1,000.00	$1.24
	Hypothetical*	0.25%	$1,000.00	$1,023.53	$1.25

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Commercial Paper (a)—47.9% of Net Assets

Security Description	Principal Amount	Value

Asset Backed—22.9%
Alpine Securitization Corp.
0.061%, 07/01/13	$10,000,000	$10,000,000
0.101%, 07/02/13	10,000,000	9,999,972
0.294%, 10/18/13	7,000,000	6,993,854
Aspen Funding Corp. 0.243%, 09/03/13	15,000,000	14,993,600
Atlantic Asset Securitization, LLC 0.101%, 07/01/13	13,765,000	13,765,000
Kells Funding, LLC
0.253%, 09/13/13	10,000,000	9,994,861
0.294%, 10/04/13	6,000,000	5,995,408
0.264%, 10/15/13	15,000,000	14,988,517
0.254%, 11/01/13 (b)	10,000,000	10,000,000
0.246%, 11/19/13 (b)	9,000,000	9,000,000
Liberty Street Funding, LLC 0.051%, 07/01/13	50,000,000	50,000,000
Matchpoint Master Trust 0.061%, 07/01/13	35,000,000	35,000,000
NetJets, Inc. 0.051%, 07/02/13	25,000,000	24,999,965
Nieuw Amsterdam Receivables Corp.
0.203%, 07/09/13	6,500,000	6,499,711
0.223%, 07/22/13	4,000,000	3,999,487
Old Line Funding, LLC
0.253%, 09/16/13	10,000,000	9,994,653
0.243%, 12/09/13	5,000,000	4,994,633
Regency Markets No. 1, LLC
0.162%, 07/05/13	30,000,000	29,999,467
0.172%, 07/22/13	15,000,000	14,998,513
Starbird Funding Corp. 0.304%, 08/23/13	10,000,000	9,995,583
Thunder Bay Funding, LLC
0.203%, 07/15/13	15,000,000	14,998,833
0.243%, 11/21/13	8,000,000	7,992,373
0.243%, 12/06/13	22,531,000	22,507,267
Victory Receivables Corp. 0.172%, 07/12/13	15,000,000	14,999,221

		356,710,918

Commercial Banks—16.4%
Australia & New Zealand Banking Group, Ltd.
0.348%, 01/17/14 (b)	10,000,000	10,000,000
0.303%, 02/25/14 (b)	10,000,000	10,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.122%, 07/03/13	15,000,000	14,999,900
0.122%, 07/05/13	8,000,000	7,999,893
Canadian Imperial Bank of Commerce 0.272%, 06/13/14 (b)	2,900,000	2,900,000
Commonwealth Bank of Australia
0.234%, 03/03/14 (b)	6,000,000	5,999,796
0.275%, 05/02/14 (b)	8,000,000	8,000,000
0.274%, 05/15/14 (b)	10,000,000	10,000,000
Deutsche Bank Financial, LLC 0.324%, 09/27/13	10,000,000	9,992,178

Commercial Banks—(Continued)
DnB Bank ASA
0.274%, 07/30/13	$20,000,000	$19,995,650
0.274%, 08/05/13	12,000,000	11,996,850
0.223%, 09/04/13	4,000,000	3,998,411
0.284%, 09/17/13	10,000,000	9,993,933
Nederlandse Waterschapsbank NV 0.274%, 09/23/13	13,000,000	12,991,810
Nordea Bank AB
0.193%, 09/24/13	5,000,000	4,997,757
0.233%, 11/15/13	22,000,000	21,980,744
0.243%, 11/18/13	5,000,000	4,995,333
NRW Bank 0.106%, 07/01/13	8,000,000	8,000,000
Skandinaviska Enskilda Banken AB
0.127%, 07/03/13	10,000,000	9,999,931
0.223%, 09/18/13	14,000,000	13,993,241
Sumitomo Mitsui Banking Corp. 0.233%, 08/29/13	8,000,000	7,996,985
Sumitomo Mitsui Trust Bank, Ltd. 0.238%, 08/19/13	8,000,000	7,997,441
Svenska Handelsbanken AB 0.283%, 11/15/13 (b)	11,100,000	11,100,000
Westpac Banking Corp.
0.487%, 08/09/13	15,000,000	14,992,200
0.283%, 10/08/13 (b)	10,000,000	10,000,000

		254,922,053

Diversified Financial Services—8.6%
Bedford Row Funding Corp.
0.355%, 08/16/13	8,000,000	7,996,422
0.304%, 03/17/14	10,000,000	9,978,417
0.304%, 03/19/14	7,000,000	6,984,775
Collateralized Commercial Paper Co., LLC 0.243%, 09/12/13	7,000,000	6,996,593
Erste Abwicklungsanstalt
0.248%, 10/23/13	10,000,000	9,992,242
0.253%, 12/02/13	6,000,000	5,993,583
General Electric Capital Corp. 0.243%, 08/12/13	10,000,000	9,997,200
Mizuho Funding, LLC 0.238%, 07/01/13	12,000,000	12,000,000
Natixis U.S. Finance Co., LLC 0.112%, 07/01/13	54,516,000	54,516,000
Nordea North America, Inc.
0.284%, 07/15/13	4,665,000	4,664,492
0.284%, 07/16/13	4,665,000	4,664,456

		133,784,180

Total Commercial Paper (Identified Cost $745,417,151)		745,417,151

See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Certificate of Deposit—38.0%

Security Description	Principal Amount	Value

Commercial Banks—38.0%
Bank of Montreal
0.413%, 07/17/13 (b)	$13,000,000	$13,000,000
0.337%, 01/10/14 (b)	10,000,000	10,000,000
Bank of Nova Scotia
0.170%, 09/17/13	10,000,000	10,000,000
0.255%, 11/26/13 (b)	9,000,000	9,000,000
0.253%, 12/16/13 (b)	15,000,000	15,000,000
0.334%, 01/02/14 (b)	19,000,000	19,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.220%, 09/27/13	10,000,000	10,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.220%, 09/30/13	10,000,000	10,000,000
0.220%, 10/18/13	10,000,000	10,000,000
Canadian Imperial Bank of Commerce 0.310%, 09/25/13 (b)	15,000,000	15,000,000
0.280%, 02/04/14 (b)	8,000,000	8,000,000
0.280%, 03/03/14 (b)	8,000,000	8,000,000
Commonwealth Bank of Australia 0.325%, 11/01/13 (b)	16,500,000	16,500,000
0.233%, 02/24/14 (b)	5,000,000	5,000,000
Credit Suisse 0.280%, 09/13/13	12,000,000	12,000,000
0.290%, 10/10/13	14,000,000	14,000,000
Deutsche Bank AG 0.240%, 08/29/13 (b)	10,000,000	10,000,000
DnB Bank ASA 0.280%, 07/19/13	6,000,000	6,000,000
0.270%, 10/03/13	10,000,000	10,000,000
JPMorgan Chase Bank N.A. 0.220%, 08/30/13	10,000,000	10,000,000
Mitsubishi UFJ Trust & Banking Corp. 0.290%, 08/20/13	10,000,000	10,000,000
Mizuho Corporate Bank 0.120%, 07/01/13	10,000,000	10,000,000
0.230%, 08/16/13	12,000,000	12,000,000
0.230%, 09/04/13	8,000,000	8,000,000
0.220%, 09/17/13	8,000,000	8,000,000
National Australia Bank, Ltd. 0.292%, 10/21/13 (b)	14,000,000	14,000,000
Nordea Bank Finland plc 0.275%, 07/17/13	4,665,000	4,664,990
0.250%, 09/06/13	5,000,000	5,000,000
Norinchukin Bank 0.130%, 07/03/13	40,000,000	40,000,000
Rabobank Nederland 0.396%, 10/29/13 (b)	29,000,000	29,000,000
0.405%, 01/08/14	14,000,000	14,000,000
0.390%, 01/17/14	15,000,000	15,000,000
Royal Bank of Canada 0.240%, 01/15/14 (b)	7,000,000	7,000,000
0.274%, 03/27/14 (b)	6,000,000	6,000,000
Skandinaviska Enskilda Banken 0.240%, 09/04/13	15,000,000	14,999,865
0.230%, 10/07/13	12,000,000	11,999,837
Societe Generale N.A. 0.270%, 08/01/13	10,000,000	10,000,000

Commercial Banks—(Continued)
Sumitomo Mitsui Banking Corp. 0.379%, 07/22/13	$9,000,000	$9,009,151
0.230%, 07/30/13	20,000,000	20,000,000
0.235%, 08/02/13	10,000,000	10,000,000
Sumitomo Mitsui Trust Bank, Ltd. 0.240%, 08/01/13	12,000,000	12,000,000
0.235%, 08/28/13	8,000,000	7,999,935
TD Bank Financial Group 0.300%, 07/22/13	12,000,000	12,000,000
0.180%, 07/29/13	10,000,000	10,000,000
0.276%, 10/21/13 (b)	10,000,000	10,000,000
0.242%, 12/20/13 (b)	12,000,000	12,000,000
Westpac Banking Corp. 0.357%, 07/10/13 (b)	15,000,000	15,000,000
0.314%, 11/01/13 (b)	18,530,000	18,526,799
0.290%, 04/15/14 (b)	14,500,000	14,500,000

Total Certificate of Deposit (Identified Cost $591,200,577)		591,200,577

U.S. Treasury & Government Agencies (a)—12.8%

Federal Agencies—4.4%
Federal Home Loan Mortgage Corp. 0.320%, 09/03/13 (b)	15,000,000	14,999,470
0.133%, 09/13/13 (b)	39,300,000	39,295,170
Federal National Mortgage Association 0.164%, 02/27/15 (b)	15,000,000	14,993,738

		69,288,378

U.S. Treasury—8.4%
U.S. Treasury Bills 0.103%, 08/01/13	15,000,000	14,998,689
0.081%, 10/10/13	15,000,000	14,996,654
0.091%, 12/19/13	15,000,000	14,993,587
U.S. Treasury Notes 0.178%, 07/15/13	15,000,000	15,004,779
0.166%, 09/30/13	10,000,000	9,998,970
0.125%, 11/15/13	10,206,000	10,220,216
0.137%, 12/31/13	10,000,000	10,067,709
0.188%, 01/31/14	19,286,000	19,466,143
0.146%, 02/28/14	10,000,000	10,113,608
0.119%, 05/15/14	10,000,000	10,400,096

		130,260,451

Total U.S. Treasury & Government Agencies (Identified Cost $199,548,829)		199,548,829

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Repurchase Agreement—0.7%

Security Description	Principal Amount	Value

Tri-Party Agreement—0.7%
Deutsche Bank Repurchase Agreement dated 06/28/13 at 0.122% to be repurchased at $10,000,102 on 07/01/13 collateralized by $10,000,000 U.S. Treasury Note at 0.250% due 10/15/15 with a value of $10,200,038.	$10,000,000	$10,000,000

Total Repurchase Agreement (Identified Cost $10,000,000)		10,000,000

Total Investments—99.4% (Identified Cost $1,546,166,557) (c)		1,546,166,557
Other assets less liabilities		9,298,099

Net Assets—100.0%		$1,555,464,656

(a)	Rate shown reflects discount rate at the time of purchase unless otherwise noted.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2013.
(c)	As of June 30, 2013, the aggregate cost of investments was $1,546,166,557.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Commercial Paper*	$—	$745,417,151	$—	$745,417,151
Total Certificate of Deposit*	—	591,200,577	—	591,200,577
Total U.S. Treasury & Government Agencies*	—	199,548,829	—	199,548,829
Total Repurchase Agreement*	—	10,000,000	—	10,000,000
Total Investments	$—	$1,546,166,557	$—	$1,546,166,557

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at amortized cost	$1,546,166,557
Cash	10,000,842
Receivable for:
Fund shares sold	1,145,625
Interest	992,259

Total Assets	1,558,305,283
Liabilities
Payable for:
Fund shares redeemed	2,452,800
Accrued expenses:
Management fees	194,506
Deferred trustees’ fees	40,064
Other expenses	153,257

Total Liabilities	2,840,627

Net Assets	$1,555,464,656

Net assets consist of:
Paid-in surplus	$1,555,452,374
Accumulated net realized gains	12,282

Net Assets	$1,555,464,656

Net Assets
Class A	$567,745,185
Class B	706,326,978
Class E	281,392,493
Capital Shares Outstanding*
Class A	5,677,437
Class B	7,063,303
Class E	2,813,931
Net Asset Value, Offering and Redemption Price Per Share
Class A	$100.00
Class B	100.00
Class E	100.00

*	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$1,906,891

Expenses
Management fees	2,548,747
Distribution and service fees—Class B	863,352
Distribution and service fees—Class E	214,360
Administration fees	10,457
Trustees’ fees and expenses	16,045
Custodian and accounting	63,056
Audit and tax services	12,255
Legal	11,795
Shareholder reporting	60,831
Insurance	927
Miscellaneous	11,538

Total expenses	3,813,363
Less distribution and service fee waivers	(1,077,712)
Less management fee waivers	(828,760)

Net expenses	1,906,891

Net Investment Income	$0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Decrease in net assets from capital share transactions	$(77,334,204)	$(313,473,829)

Total decrease in net assets	(77,334,204)	(313,473,829)

Net Assets
Beginning of the period	1,632,798,860	1,946,272,689

End of the period	$1,555,464,656	$1,632,798,860

Undistributed Net Investment Loss
End of the period	$0	$(48,204)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,326,440	$232,643,845	2,924,409	$292,440,214
Redemptions	(2,167,571)	(216,757,073)	(4,484,216)	(448,421,558)

Net increase (decrease)	158,869	$15,886,772	(1,559,807)	$(155,981,344)

Class B
Sales	2,140,950	$214,094,930	4,362,373	$436,236,871
Redemptions	(2,792,147)	(279,214,745)	(5,294,949)	(529,494,843)

Net decrease	(651,197)	$(65,119,815)	(932,576)	$(93,257,972)

Class E
Sales	972,886	$97,288,574	1,694,630	$169,462,443
Redemptions	(1,253,897)	(125,389,735)	(2,336,970)	(233,696,956)

Net decrease	(281,011)	$(28,101,161)	(642,340)	$(64,234,513)

Decrease derived from capital share transactions		$(77,334,204)		$(313,473,829)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00		0.00	0.00	0.01	0.42	2.82

Total from Investment Operations	0.00		0.00	0.00	0.01	0.42	2.82

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	(0.42)	(2.82)

Total Distributions	0.00		0.00	0.00	(0.01)	(0.42)	(2.82)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.00	0.01	0.42	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	(c)	0.35	0.35	0.34	0.37	0.34
Net ratio of expenses to average net assets (%) (d)	0.25	(c)	0.28	0.26	0.30	0.36	0.34
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.00	0.01	0.45	2.79
Net assets, end of period (in millions)	$567.7		$551.9	$707.8	$712.9	$1,023.8	$1,229.0

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00		0.00	0.00	0.00	0.25	2.57

Total from Investment Operations	0.00		0.00	0.00	0.00	0.25	2.57

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.25)	(2.57)

Total Distributions	0.00		0.00	0.00	0.00	(0.25)	(2.57)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.00	0.00	0.25	2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(c)	0.60	0.60	0.59	0.62	0.59
Net ratio of expenses to average net assets (%) (d)	0.25	(c)	0.28	0.26	0.31	0.54	0.59
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.00	0.00	0.26	2.45
Net assets, end of period (in millions)	$706.3		$771.5	$864.7	$793.6	$992.9	$1,097.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00		0.00	0.00	0.00	0.31	2.67

Total from Investment Operations	0.00		0.00	0.00	0.00	0.31	2.67

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.31)	(2.67)

Total Distributions	0.00		0.00	0.00	0.00	(0.31)	(2.67)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.00	0.00	0.30	2.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(c)	0.50	0.50	0.51	0.52	0.49
Net ratio of expenses to average net assets (%) (d)	0.25	(c)	0.28	0.26	0.34	0.48	0.49
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.00	0.00	0.35	2.64
Net assets, end of period (in millions)	$281.4		$309.5	$373.7	$409.0	$10.0	$12.4

(a)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution & service fee waivers as detailed in Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Trustees (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $10,000,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$2,548,747	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee (“12b-1 expenses”) to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $1 billion

For the period May 1, 2012 through April 28, 2013, an identical expense agreement was in place. Pursuant to the expense agreement, $123,973 was waived for the six months ended June 30, 2013 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2013, $1,077,712 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $863,352 and Class E shares waived $214,360. In addition, during the six months ended June 30, 2013, $704,787 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

6. Income Tax Information

There were no distributions paid for the periods ended December 31, 2012 and 2011.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$12,282	$—	$—	$—	$12,282

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-13

Metropolitan Series Fund

Davis Venture Value Portfolio

Managed By Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 15.47%, 15.32%, and 15.41%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 13.82%.

MARKET ENVIRONMENT/CONDITIONS

The six months ended June 30, 2013 were marked by volatility in the U.S. stock markets. At the start of the period, stock markets rose as the economy seemed to be strengthening. Stocks later reversed course amid news of dwindling economic growth. The broad U.S. taxable bond market earned solid returns for the half-year. The Federal Reserve Board held its target for the shortest-term interest rates at between 0% and 0.25%. The S&P 500 Index (the “Index”) increased 13.82% over the six months ended June 30, 2013 with individual sectors within the Index increasing by as much as 20.1% (Health Care) or as little as 2.90% (Materials). The sectors within the Index that turned in the strongest performance over the six month period were Health Care, Consumer Discretionary, and Financials. The sectors that turned in the weakest performance over the six month period were Materials, Energy, and Information Technology (“IT”).

PORTFOLIO REVIEW/PERIOD END POSITIONING

IT companies were the most significant contributor to the Portfolio’s performance relative to the Index over the six month period ending June 30, 2013. The Portfolio’s IT investments out-performed the corresponding sector within the Index. The Portfolio also benefited by having a lower average weighting in this weaker performing sector. Google was among the most important contributors to performance.

Financial companies were the second most significant contributor to the Portfolio’s performance relative to the Index. The Portfolio’s investments in the Financials sector slightly out-performed the corresponding sector within the Index and had a higher average weighting in this stronger performing sector. American Express, Wells Fargo, Berkshire Hathaway, Progressive, and Bank of New York Mellon were among the most important contributors to performance. Other key contributors to the Portfolio’s performance for the period included three Consumer Discretionary companies: Bed Bath & Beyond, Netflix, and Walt Disney. In addition, the Portfolio’s investment in Consumer Staples company CVS Caremark contributed to performance.

Industrial companies were the largest detractors from the Portfolio’s performance relative to the Index. More specifically, Iron Mountain, Kuehne & Nagel (Switzerland), and China Merchants Holdings (China) were among the most important detractors from performance. Other detractors included three Materials companies; Rio Tinto (United Kingdom), BHP Billiton (United Kingdom), and Potash (Canada). Within Financials, Hang Lung Group (Hong Kong) was also a detractor.

Health Care companies were the second most significant detractor from the Portfolio’s performance relative to the Index. The Portfolio’s Health Care companies under-performed the corresponding sector within the Index and had a lower average weighting in this stronger performing sector.

As of June 30, 2013, the Portfolio’s largest sector holdings were in Financials, Consumer Staples, and Information Technology, and this did not change over the prior six months. Only two companies dropped out of the Portfolio’s top 10 holdings from the end of 2012: Monsanto and Loews. The two new additions to the Portfolio’s top 10 holdings were Express Scripts and UnitedHealth Group.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Davis Venture Value Portfolio
Class A	15.47	21.89	4.88	6.88
Class B	15.32	21.59	4.62	6.61
Class E	15.41	21.75	4.73	6.72
S&P 500 Index	13.82	20.60	7.01	7.30

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
American Express Co.	7.3
Wells Fargo & Co.	6.7
Bank of New York Mellon Corp. (The)	5.7
CVS Caremark Corp.	5.3
Google, Inc.—Class A	5.2
Berkshire Hathaway, Inc.—Class A	5.0
Bed Bath & Beyond, Inc.	3.7
Costco Wholesale Corp.	3.1
Express Scripts Holding Co.	2.7
UnitedHealth Group, Inc.	2.6

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	40.4
Consumer Staples	13.1
Information Technology	11.2
Consumer Discretionary	10.5
Health Care	7.4
Energy	6.4
Materials	6.1
Industrials	4.7
Telecommunication Services	0.2

MSF-2

Metropolitan Series Fund

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.68%	$1,000.00	$1,154.70	$3.63
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,153.20	$4.97
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class E(a)	Actual	0.83%	$1,000.00	$1,154.10	$4.43
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Automobiles—0.3%
Harley-Davidson, Inc.	245,872	$13,478,703

Beverages—3.3%
Coca-Cola Co. (The)	1,427,426	57,254,057
Diageo plc (ADR)	339,592	39,036,100
Heineken Holding NV	528,451	29,601,550

		125,891,707

Capital Markets—9.2%
Ameriprise Financial, Inc.	204,016	16,500,814
Bank of New York Mellon Corp. (The)	7,812,673	219,145,478
Charles Schwab Corp. (The) (a)	2,031,394	43,126,494
Goldman Sachs Group, Inc. (The)	114,333	17,292,866
Julius Baer Group, Ltd. (a) (b)	1,430,768	55,598,757

		351,664,409

Chemicals—5.6%
Air Products & Chemicals, Inc. (a)	638,413	58,459,478
Ecolab, Inc.	534,473	45,531,755
Monsanto Co.	586,984	57,994,019
Potash Corp. of Saskatchewan, Inc.	567,244	21,629,014
Praxair, Inc.	268,941	30,971,246

		214,585,512

Commercial Banks—6.6%
Wells Fargo & Co.	6,193,147	255,591,177

Commercial Services & Supplies—0.6%
Iron Mountain, Inc.	912,776	24,288,969

Computers & Peripherals—0.4%
Hewlett-Packard Co.	577,419	14,319,991

Construction Materials—0.3%
Martin Marietta Materials, Inc. (a)	103,749	10,210,976

Consumer Finance—7.3%
American Express Co.	3,767,710	281,674,000

Diversified Financial Services—1.3%
CME Group, Inc.	101,035	7,676,639
JPMorgan Chase & Co.	770,845	40,692,908

		48,369,547

Electrical Equipment—0.6%
Emerson Electric Co.	302,808	16,515,148
Schneider Electric S.A.	70,591	5,089,285

		21,604,433

Energy Equipment & Services—1.2%
Schlumberger, Ltd.	411,903	29,516,969
Transocean, Ltd.	369,546	17,719,731

		47,236,700

Food & Staples Retailing—8.5%
Costco Wholesale Corp.	1,068,694	$118,165,496
CVS Caremark Corp.	3,550,627	203,024,852
Sysco Corp. (a)	196,070	6,697,751

		327,888,099

Food Products—0.2%
Nestle S.A.	117,524	7,686,824

Forest Products & Paper—0.0%
Emerald Plantation Holdings, Ltd. (b) (c)	889,544	231,281

Health Care Providers & Services—6.8%
Express Scripts Holding Co. (b)	1,705,216	105,194,775
Laboratory Corp. of America Holdings (a) (b)	548,226	54,877,423
UnitedHealth Group, Inc.	1,540,877	100,896,626

		260,968,824

Household Durables—0.1%
Hunter Douglas NV	125,130	5,000,420

Insurance—13.1%
ACE, Ltd.	388,384	34,752,600
Alleghany Corp. (b)	149,143	57,168,003
Berkshire Hathaway, Inc. - Class A (b)	1,144	192,878,400
Everest Re Group, Ltd.	199,025	25,526,946
Fairfax Financial Holdings, Ltd.	73,809	28,846,263
Loews Corp.	1,626,474	72,215,446
Markel Corp. (b)	13,511	7,119,621
Progressive Corp. (The)	3,268,623	83,088,397

		501,595,676

Internet & Catalog Retail—1.1%
Liberty Interactive Corp. - Class A (b)	1,078,576	24,818,034
Liberty Ventures - Series A (b)	67,227	5,714,967
Netflix, Inc. (a) (b)	51,927	10,961,270

		41,494,271

Internet Software & Services—5.2%
Google, Inc. - Class A (b)	228,186	200,888,109

IT Services—1.2%
International Business Machines Corp.	68,453	13,082,053
Visa, Inc. - Class A	172,505	31,525,288

		44,607,341

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	322,916	13,807,888

Machinery—1.1%
PACCAR, Inc.	802,957	43,086,673

Marine—1.0%
Kuehne & Nagel International AG (a)	343,431	37,653,571

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.1%
Grupo Televisa S.A.B. (ADR)	239,596	$5,951,565
Liberty Global plc - Series C (b)	605,890	41,133,872
Walt Disney Co. (The)	1,160,110	73,260,946

		120,346,383

Oil, Gas & Consumable Fuels—5.0%
Canadian Natural Resources, Ltd. (a)	3,312,651	93,615,517
Devon Energy Corp.	52,408	2,718,927
EOG Resources, Inc.	246,802	32,498,888
Occidental Petroleum Corp.	704,448	62,857,895

		191,691,227

Real Estate Management & Development—1.5%
Brookfield Asset Management, Inc. - Class A (a)	665,188	23,960,072
Brookfield Property Partners L.P. (b)	38,674	785,082
Hang Lung Group, Ltd.	6,072,524	32,452,457

		57,197,611

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	523,981	12,690,820
Texas Instruments, Inc.	1,168,652	40,750,895

		53,441,715

Software—2.6%
Activision Blizzard, Inc.	1,928,628	27,502,235
Microsoft Corp.	1,060,984	36,635,778
Oracle Corp.	1,194,879	36,706,683

		100,844,696

Specialty Retail—5.2%
Bed Bath & Beyond, Inc. (a) (b)	2,030,376	143,953,659
CarMax, Inc. (a) (b)	1,056,637	48,774,364
Tiffany & Co. (a)	107,098	7,801,018

		200,529,041

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A. - Class A	98,746	8,662,159

Tobacco—0.7%
Philip Morris International, Inc.	296,719	25,701,800

Transportation Infrastructure—1.2%
China Merchants Holdings International Co., Ltd. (a)	14,757,508	45,831,370

Wireless Telecommunication Services—0.2%
America Movil S.A.B. de C.V. (ADR)	395,081	8,593,012

Total Common Stocks (Cost $2,682,116,003)		3,706,664,115

Corporate Bonds & Notes—0.0%
Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Emerald Plantation Holdings, Ltd. 6.000%, 01/30/20 (c) (Cost $5,784,390)	961,670	$553,442

Convertible Bond—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. 5.000%, 08/01/13 (c) (Cost $0)	5,844,000	29,220

Short-Term Investments—6.4%

Mutual Fund—3.1%
State Street Navigator Securities Lending MET Portfolio (d)	117,241,040	117,241,040

Commercial Paper—3.3%
Bank of Nova Scotia 0.090%, 07/01/13 (e)	30,000,000	30,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.100%, 07/05/13 (e)	28,704,000	28,703,681
0.120%, 07/01/13 (e)	20,000,000	20,000,000
0.120%, 07/03/13 (e)	8,692,000	8,691,942
0.120%, 07/05/13 (e)	13,427,000	13,426,821
0.130%, 07/02/13 (e)	25,714,000	25,713,907

		126,536,351

Total Short-Term Investments (Cost $243,777,391)		243,777,391

Total Investments—102.9% (Cost $2,931,677,784) (f)		3,951,024,168
Other assets and liabilities (net)—(2.9)%		(111,800,021)

Net Assets—100.0%		$3,839,224,147

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $113,896,254 and the collateral received consisted of cash in the amount of $117,241,040. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Illiquid security. As of June 30, 2013, these securities represent less than 0.05% of net assets.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	As of June 30, 2013, the aggregate cost of investments was $2,931,677,784. The aggregate unrealized appreciation and depreciation of investments were $1,075,475,889 and $(56,129,505), respectively, resulting in net unrealized appreciation of $1,019,346,384.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$13,478,703	$—	$—	$13,478,703
Beverages	96,290,157	29,601,550	—	125,891,707
Capital Markets	296,065,652	55,598,757	—	351,664,409
Chemicals	214,585,512	—	—	214,585,512
Commercial Banks	255,591,177	—	—	255,591,177
Commercial Services & Supplies	24,288,969	—	—	24,288,969
Computers & Peripherals	14,319,991	—	—	14,319,991
Construction Materials	10,210,976	—	—	10,210,976
Consumer Finance	281,674,000	—	—	281,674,000
Diversified Financial Services	48,369,547	—	—	48,369,547
Electrical Equipment	16,515,148	5,089,285	—	21,604,433
Energy Equipment & Services	47,236,700	—	—	47,236,700
Food & Staples Retailing	327,888,099	—	—	327,888,099
Food Products	—	7,686,824	—	7,686,824
Forest Products & Paper	231,281	—	—	231,281
Health Care Providers & Services	260,968,824	—	—	260,968,824
Household Durables	—	5,000,420	—	5,000,420
Insurance	501,595,676	—	—	501,595,676
Internet & Catalog Retail	41,494,271	—	—	41,494,271
Internet Software & Services	200,888,109	—	—	200,888,109
IT Services	44,607,341	—	—	44,607,341
Life Sciences Tools & Services	13,807,888	—	—	13,807,888
Machinery	43,086,673	—	—	43,086,673
Marine	—	37,653,571	—	37,653,571
Media	120,346,383	—	—	120,346,383
Oil, Gas & Consumable Fuels	191,691,227	—	—	191,691,227
Real Estate Management & Development	24,745,154	32,452,457	—	57,197,611
Semiconductors & Semiconductor Equipment	53,441,715	—	—	53,441,715
Software	100,844,696	—	—	100,844,696
Specialty Retail	200,529,041	—	—	200,529,041
Textiles, Apparel & Luxury Goods	—	8,662,159	—	8,662,159
Tobacco	25,701,800	—	—	25,701,800
Transportation Infrastructure	—	45,831,370	—	45,831,370
Wireless Telecommunication Services	8,593,012	—	—	8,593,012
Total Common Stocks	3,479,087,722	227,576,393	—	3,706,664,115
Total Corporate Bonds & Notes*	—	553,442	—	553,442
Total Convertible Bond*	—	29,220	—	29,220

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$117,241,040	$—	$—	$117,241,040
Commercial Paper	—	126,536,351	—	126,536,351
Total Short-Term Investments	117,241,040	126,536,351	—	243,777,391
Total Investments	$3,596,328,762	$354,695,406	$—	$3,951,024,168

Collateral for securities loaned (Liability)	$—	$(117,241,040)	$—	$(117,241,040)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Davis Venture Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,951,024,168
Cash	725
Receivable for:
Investments sold	7,253,784
Fund shares sold	177,071
Dividends and interest	5,208,819

Total Assets	3,963,664,567
Liabilities
Payables for:
Investments purchased	1,208,366
Fund shares redeemed	3,267,218
Collateral for securities loaned	117,241,040
Accrued expenses:
Management fees	2,091,197
Distribution and service fees	260,947
Deferred trustees’ fees	40,704
Other expenses	330,948

Total Liabilities	124,440,420

Net Assets	$3,839,224,147

Net assets consist of:
Paid in surplus	$2,578,921,027
Undistributed net investment income	13,761,546
Accumulated net realized gain	227,244,672
Unrealized appreciation on investments and foreign currency transactions	1,019,296,902

Net Assets	$3,839,224,147

Net Assets
Class A	$2,204,956,582
Class B	679,927,214
Class E	954,340,351
Capital Shares Outstanding*
Class A	59,411,006
Class B	18,430,538
Class E	25,836,944
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$37.11
Class B	36.89
Class E	36.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,931,677,784.
(b)	Includes securities loaned at value of $113,896,254.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$30,990,764
Interest	115,657
Securities lending income	335,395

Total investment income	31,441,816
Expenses
Management fees	13,468,311
Administration fees	25,994
Custodian and accounting fees	193,185
Distribution and service fees—Class B	844,134
Distribution and service fees—Class E	714,887
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	16,044
Shareholder reporting	150,190
Insurance	1,123
Miscellaneous	23,550

Total expenses	15,466,218
Less management fee waiver	(923,596)
Less broker commission recapture	(11,837)

Net expenses	14,530,785

Net Investment Income	16,911,031

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	209,586,117
Foreign currency transactions	(12,143)

Net realized gain	209,573,974

Net change in unrealized appreciation (depreciation) on:
Investments	321,814,209
Foreign currency transactions	(50,937)

Net change in unrealized appreciation	321,763,272

Net realized and unrealized gain	531,337,246

Net Increase in Net Assets From Operations	$548,248,277

(a)	Net of foreign withholding taxes of $785,807.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,911,031	$52,370,153
Net realized gain	209,573,974	188,509,695
Net change in unrealized appreciation	321,763,272	205,427,291

Increase in net assets from operations	548,248,277	446,307,139

From Distributions to Shareholders
Net investment income
Class A	(31,490,128)	(17,983,910)
Class B	(8,152,158)	(3,907,446)
Class E	(12,388,595)	(6,686,295)
Net realized capital gains
Class A	(37,609,908)	0
Class B	(11,674,923)	0
Class E	(16,474,748)	0

Total distributions	(117,790,460)	(28,577,651)

Decrease in net assets from capital share transactions	(228,296,262)	(387,938,166)

Total increase in Net Assets	202,161,555	29,791,322

Net Assets
Beginning of period	3,637,062,592	3,607,271,270

End of period	$3,839,224,147	$3,637,062,592

Undistributed Net Investment Income
End of period	$13,761,546	$48,881,396

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,176,826	$79,818,945	921,596	$29,348,079
Reinvestments	1,979,376	69,100,036	562,173	17,983,910
Redemptions	(7,923,323)	(289,643,790)	(7,082,648)	(228,153,429)

Net decrease	(3,767,121)	$(140,724,809)	(5,598,879)	$(180,821,440)

Class B
Sales	189,057	$6,841,485	516,866	$16,351,213
Reinvestments	571,221	19,827,081	122,798	3,907,446
Redemptions	(1,681,845)	(60,974,606)	(2,716,476)	(86,528,176)

Net decrease	(921,567)	$(34,306,040)	(2,076,812)	$(66,269,517)

Class E
Sales	514,150	$18,579,501	1,044,634	$33,142,403
Reinvestments	830,600	28,863,343	209,931	6,686,295
Redemptions	(2,774,565)	(100,708,257)	(5,685,296)	(180,675,907)

Net decrease	(1,429,815)	$(53,265,413)	(4,430,731)	$(140,847,209)

Decrease derived from capital shares transactions		$(228,296,262)		$(387,938,166)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.21		$29.67	$31.25	$28.17	$21.72	$36.44

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.48	0.33	0.28	0.25	0.39
Net realized and unrealized gain (loss) on investments	4.89		3.33	(1.56)	3.09	6.57	(14.52)

Total from investment operations	5.06		3.81	(1.23)	3.37	6.82	(14.13)

Less Distributions
Distributions from net investment income	(0.53)		(0.27)	(0.35)	(0.29)	(0.37)	(0.42)
Distributions from net realized capital gains	(0.63)		0.00	0.00	0.00	0.00	(0.17)

Total distributions	(1.16)		(0.27)	(0.35)	(0.29)	(0.37)	(0.59)

Net Asset Value, End of Period	$37.11		$33.21	$29.67	$31.25	$28.17	$21.72

Total Return (%) (b)	15.47	(c)	12.86	(4.03)	12.00	31.99	(39.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.73	0.73	0.73	0.74	0.73
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.68	0.68	0.68	0.69	N/A
Ratio of net investment income to average net assets (%)	0.96	(d)	1.50	1.06	0.99	1.06	1.30
Portfolio turnover rate (%)	7	(c)	16	19	19	24	23
Net assets, end of period (in millions)	$2,205.0		$2,098.2	$2,040.4	$2,412.4	$2,472.8	$1,949.4

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$32.98		$29.46	$31.04	$28.00	$21.58	$36.20

Income (Loss) From Investment Operations
Net investment income (a)	0.13		0.40	0.24	0.21	0.18	0.32
Net realized and unrealized gain (loss) on investments	4.85		3.31	(1.54)	3.06	6.54	(14.44)

Total from investment operations	4.98		3.71	(1.30)	3.27	6.72	(14.12)

Less Distributions
Distributions from net investment income	(0.44)		(0.19)	(0.28)	(0.23)	(0.30)	(0.33)
Distributions from net realized capital gains	(0.63)		0.00	0.00	0.00	0.00	(0.17)

Total distributions	(1.07)		(0.19)	(0.28)	(0.23)	(0.30)	(0.50)

Net Asset Value, End of Period	$36.89		$32.98	$29.46	$31.04	$28.00	$21.58

Total Return (%) (b)	15.32	(c)	12.62	(4.27)	11.71	31.65	(39.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.98	0.98	0.98	0.99	0.98
Net ratio of expenses to average net assets (%) (e)	0.93	(d)	0.93	0.93	0.93	0.94	N/A
Ratio of net investment income to average net assets (%)	0.71	(d)	1.25	0.80	0.75	0.79	1.06
Portfolio turnover rate (%)	7	(c)	16	19	19	24	23
Net assets, end of period (in millions)	$679.9		$638.2	$631.4	$593.6	$492.6	$331.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.03		$29.51	$31.09	$28.04	$21.61	$36.25

Income (Loss) From Investment Operations
Net investment income (a)	0.15		0.43	0.28	0.24	0.21	0.34
Net realized and unrealized gain (loss) on investments	4.87		3.31	(1.55)	3.06	6.54	(14.45)

Total from investment operations	5.02		3.74	(1.27)	3.30	6.75	(14.11)

Less Distributions
Distributions from net investment income	(0.48)		(0.22)	(0.31)	(0.25)	(0.32)	(0.36)
Distributions from net realized capital gains	(0.63)		0.00	0.00	0.00	0.00	(0.17)

Total distributions	(1.11)		(0.22)	(0.31)	(0.25)	(0.32)	(0.53)

Net Asset Value, End of Period	$36.94		$33.03	$29.51	$31.09	$28.04	$21.61

Total Return (%) (b)	15.41	(c)	12.70	(4.18)	11.82	31.83	(39.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.88	0.88	0.88	0.89	0.88
Net ratio of expenses to average net assets (%) (e)	0.83	(d)	0.83	0.83	0.83	0.84	N/A
Ratio of net investment income to average net assets (%)	0.81	(d)	1.34	0.90	0.85	0.90	1.14
Portfolio turnover rate (%)	7	(c)	16	19	19	24	23
Net assets, end of period (in millions)	$954.3		$900.7	$935.4	$1,016.6	$887.3	$662.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Davis Venture Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-14

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$251,316,032	$0	$557,290,843

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These transactions amounted to $32,910,257 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$13,468,311	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-15

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,577,651	$42,918,621	$—	$—	$—	$—	$28,577,651	$42,918,621

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$51,780,875	$65,554,870	$712,559,043	$—	$—	$829,894,788

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 11.36%, 11.23%, 11.31%, and 11.28%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 14.70%.

Frontier Capital Management Company, LLC assumed management of the Portfolio on January 7, 2013, prior to which the Portfolio was subadvised by BlackRock Advisors, LLC.

MARKET ENVIRONMENT/CONDITIONS

Midcap growth stocks began 2013 with the strongest first half advance in a decade leaving aside the 2009 rebound from the crash of 2008. The market’s solid momentum reflected improving private sector economic activity, continued low inflation, and renewed consumer confidence. Strong housing, factory output, and consumer confidence point to an economy, which while growing substandard, is able to offset the impact of fiscal sequestration and move beyond the support of aggressive Federal Reserve monetary stimulus. While the economic recovery remained muted by historical standards given headwinds from international trade and global fiscal restraint, the resulting low growth and low inflation environment has proven conducive to growth stocks. Additionally, despite the strong rally in stocks, valuations have remained supportive especially in light of current interest rates and the health of corporate balance sheets. Equities have discounted near term earnings growth bottoming and reaccelerating later in 2013 judging by consensus expectations and improving business confidence. This improved confidence is driving real activity such as employment, share repurchases as well as mergers and acquisitions activity which are all additional drivers of strong equity market performance.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio’s relative performance was hindered equally by stock selection and sector selection. In terms of stock selection, performance was restrained principally by a small number of stocks that were not owned but which recorded substantial gains in the benchmark index. Indeed, not owning just four stocks, namely Vertex Pharmaceuticals, Netflix, Tesla Motors, and LinkedIn Corp., hampered relative performance by 1.0%. Each was previously evaluated as not fitting within our investment process due to risk and valuation considerations. More specifically, each traded at valuations to sales that we have traditionally found to be unattractive from a risk\reward perspective. With two of the four falling in Consumer Discretionary, this sector was the largest detractor to performance. From the perspective of direct holdings, the Portfolio incurred limited setbacks in Energy and Financials. Specifically within Financials, we made the decision to sell Moody’s Corp. after incurring a decline in the stock due to renewed litigation concerns as well as our expectation that bond refinancing activity is peaking out. Information Technology (“IT”), Industrials, and Health Care aided stock selection.

Sector selection was an equal detractor to performance during the period. The Portfolio was hurt by being underweight Consumer Staples stocks. We believed the sector was richly valued for relatively modest growth. We think the market is overpaying for the visible growth provided by Consumer Staples stocks during a period of lackluster overall growth. As economic activity broadens, we expect other sectors of the market to offer greater growth and current valuations reflect much lower expectations thus setting up a much more promising risk\reward trade off. Specifically, Consumer Staples represented 0.5% of the 1.2% negative sector selection.

Performance was aided by stock selection in Industrials, Health Care, and IT. In Industrials, holdings in the Aerospace industry continue to prosper due to the ramp up in commercial aircraft deliveries and the resolution to production hurdles at Boeing. In Health Care, a focus on companies helping to limit the cost of health care, such as generic drug manufacturers, helped deliver solid performance at prudent risk levels. In IT, a focus on recurring technology services such as data management aided performance as did the decision to deemphasize the more challenged hardware area.

Our process continues to focus on companies with attractive business models, have company specific catalysts to drive substantial earnings power and trade at attractive valuations. In the current low growth environment, the Portfolio has positioned behind secular beneficiaries that can gain share in growth markets and possess multiple levers to reward investors beyond relying on just vibrant top line growth given the realities of the economic recovery with which we are faced.

At the end of the period, this discipline has led us to increase our positions in select Industrial areas such as Aerospace and Engineering & Construction as each faces the prospects of a prolonged strong demand cycle. Companies such as B/E Aerospace prosper from not only increasing production rates of wide body aircraft but also are gaining share with innovative cabin designs. In Engineering & Construction, companies the likes of Jacobs Engineering benefit from the renaissance in both domestic energy production and manufacturing given the build out of associated infrastructure. Additionally, we continued to see attractive stock specific opportunities in Health Care where there is not only strong secular growth but companies gaining share through innovation and consolidation such as Actavis in generic pharmaceuticals and Cooper Companies in vision care. Finally, improving fundamentals for consumers coupled with long lived design changes in the automotive sector has led us to add to positions in the Auto Parts industry in companies such as Delphi Automotive and TRW Automotive.

For stock specific reasons, Financials were reduced during the past six months. The ultra-low interest environment is posing challenges to growth for banking operations at select risk minded firms such as Raymond James. At the same time, the prolonged low rate

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

environment is creating inflated refinancing fundamentals for companies involved in the mortgage refinance wave and was one reason we sold Fidelity National and Moody’s Corp.

As of June 30, 2013, the Portfolio was positioned with the anticipation that growth would continue at a moderate pace and favored sectors that benefit from cyclical improvement and secular growth while finding defensive areas such as Utilities and Consumer Staples expensive. Despite the market’s strong advance over the last several months, we remained positive about the Portfolio and constructive on the stock market overall. We believe equities are attractively valued, especially in light of current interest rates and the health of corporate balance sheets. Our investments continue to focus on companies with attractive growth characteristics, possessing company specific catalysts to drive earnings growth while trading at reasonable valuations.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	11.36	16.90	3.29	7.75	—
Class B	11.23	16.61	3.04	—	5.81
Class D	11.31	16.78	3.19	—	4.00
Class E	11.28	16.71	3.15	7.59	—
Russell Midcap Growth Index	14.70	22.88	7.61	9.94	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
BE Aerospace, Inc.	3.3
FMC Corp.	2.4
Alliance Data Systems Corp.	2.2
Actavis, Inc.	2.1
Cadence Design Systems, Inc.	2.0
Cooper Cos., Inc. (The)	2.0
Discovery Communications, Inc.—Class A	1.9
Covance, Inc.	1.8
United Continental Holdings, Inc.	1.8
Harley-Davidson, Inc.	1.7

Top Sectors

% of Market Value of Total Long-Term Investments
Consumer Discretionary	22.4
Information Technology	20.4
Industrials	17.6
Health Care	15.9
Materials	7.9
Energy	7.7
Financials	7.0
Consumer Staples	1.1

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.76%	$1,000.00	$1,113.60	$3.98
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class B(a)	Actual	1.01%	$1,000.00	$1,112.30	$5.29
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

Class D(a)	Actual	0.86%	$1,000.00	$1,113.10	$4.51
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E(a)	Actual	0.91%	$1,000.00	$1,112.80	$4.77
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
BE Aerospace, Inc. (a)	595,890	$37,588,741

Airlines—2.3%
Alaska Air Group, Inc. (a)	98,950	5,145,400
United Continental Holdings, Inc. (a)	661,450	20,696,771

		25,842,171

Auto Components—2.6%
Delphi Automotive plc	287,300	14,563,237
TRW Automotive Holdings Corp. (a)	229,410	15,242,000

		29,805,237

Automobiles—1.7%
Harley-Davidson, Inc.	366,200	20,075,084

Beverages—1.1%
Brown-Forman Corp. - Class B	185,400	12,523,770

Biotechnology—2.2%
Alkermes plc (a)	323,600	9,280,848
Onyx Pharmaceuticals, Inc. (a) (b)	105,600	9,168,192
Seattle Genetics, Inc. (a) (b)	221,950	6,982,547

		25,431,587

Capital Markets—3.0%
Raymond James Financial, Inc.	347,000	14,914,060
T. Rowe Price Group, Inc.	273,600	20,013,840

		34,927,900

Chemicals—5.9%
Albemarle Corp. (b)	122,800	7,649,212
Celanese Corp. - Series A	233,200	10,447,360
Cytec Industries, Inc.	93,550	6,852,537
FMC Corp.	451,400	27,562,484
Sherwin-Williams Co. (The)	86,900	15,346,540

		67,858,133

Commercial Banks—0.9%
Signature Bank (a) (b)	124,200	10,311,084

Commercial Services & Supplies—1.6%
KAR Auction Services, Inc.	450,050	10,292,644
Stericycle, Inc. (a)	75,300	8,315,379

		18,608,023

Construction & Engineering—2.3%
Jacobs Engineering Group, Inc. (a)	186,200	10,265,206
Quanta Services, Inc. (a)	627,600	16,606,296

		26,871,502

Construction Materials—1.9%
Eagle Materials, Inc.	179,200	11,875,584
Martin Marietta Materials, Inc. (b)	97,200	9,566,424

		21,442,008

Distributors—1.6%
LKQ Corp. (a)	712,800	$18,354,600

Electrical Equipment—1.4%
AMETEK, Inc.	383,300	16,213,590

Electronic Equipment, Instruments & Components—3.8%
Amphenol Corp. - Class A	233,318	18,184,805
FEI Co.	237,300	17,320,527
Itron, Inc. (a) (b)	189,100	8,023,513

		43,528,845

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	163,750	8,523,188
Cameron International Corp. (a)	206,300	12,617,308
Oceaneering International, Inc.	144,500	10,432,900

		31,573,396

Health Care Equipment & Supplies—3.9%
Cooper Cos., Inc. (The)	194,950	23,208,798
Edwards Lifesciences Corp. (a) (b)	110,800	7,445,760
Sirona Dental Systems, Inc. (a)	217,171	14,307,225

		44,961,783

Health Care Providers & Services—3.9%
Catamaran Corp. (a)	161,002	7,844,017
Centene Corp. (a)	187,450	9,833,627
DaVita HealthCare Partners, Inc. (a)	67,500	8,154,000
MEDNAX, Inc. (a) (b)	203,900	18,673,162

		44,504,806

Health Care Technology—0.6%
Cerner Corp. (a)	77,200	7,418,148

Hotels, Restaurants & Leisure—3.7%
Chipotle Mexican Grill, Inc. (a)	17,250	6,285,037
Dunkin’ Brands Group, Inc. (b)	203,100	8,696,742
Starwood Hotels & Resorts Worldwide, Inc.	251,900	15,917,561
Wyndham Worldwide Corp.	200,400	11,468,892

		42,368,232

Insurance—3.0%
Allied World Assurance Co. Holdings AG	179,617	16,436,752
Arthur J. Gallagher & Co.	399,500	17,454,155

		33,890,907

Internet Software & Services—0.9%
Akamai Technologies, Inc. (a)	236,200	10,050,310

IT Services—8.4%
Alliance Data Systems Corp. (a) (b)	141,650	25,642,899
Computer Sciences Corp.	221,500	9,695,055
Gartner, Inc. (a)	250,800	14,293,092
Jack Henry & Associates, Inc.	360,700	16,999,791
MAXIMUS, Inc.	74,006	5,511,967

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Teradata Corp. (a)	158,200	$7,946,386
WEX, Inc. (a) (b)	220,400	16,904,680

		96,993,870

Life Sciences Tools & Services—2.9%
Covance, Inc. (a) (b)	273,200	20,801,448
Illumina, Inc. (a) (b)	167,300	12,520,732

		33,322,180

Machinery—1.9%
Chart Industries, Inc. (a) (b)	113,300	10,660,397
Pall Corp.	175,050	11,628,572

		22,288,969

Marine—1.3%
Kirby Corp. (a) (b)	185,600	14,762,624

Media—3.8%
Discovery Communications, Inc. - Class A (a)	277,600	21,433,496
Imax Corp. (a) (b)	520,300	12,934,658
Sirius XM Radio, Inc.	2,775,800	9,298,930

		43,667,084

Oil, Gas & Consumable Fuels—4.9%
Cabot Oil & Gas Corp.	187,550	13,319,801
Concho Resources, Inc. (a)	146,600	12,273,352
Continental Resources, Inc. (a) (b)	211,300	18,184,478
InterOil Corp. (a) (b)	178,300	12,393,633

		56,171,264

Pharmaceuticals—2.1%
Actavis, Inc. (a)	193,600	24,436,192

Professional Services—1.4%
IHS, Inc. - Class A (a)	84,150	8,783,577
Verisk Analytics, Inc. - Class A (a)	123,000	7,343,100

		16,126,677

Road & Rail—0.9%
Hertz Global Holdings, Inc. (a)	413,900	10,264,720

Semiconductors & Semiconductor Equipment—2.1%
Maxim Integrated Products, Inc.	375,700	10,436,946
Xilinx, Inc.	338,700	13,415,907

		23,852,853

Software—4.9%
Cadence Design Systems, Inc. (a) (b)	1,624,000	23,515,520
Citrix Systems, Inc. (a)	212,200	12,802,026
Electronic Arts, Inc. (a)	393,400	9,036,398
Intuit, Inc.	188,400	11,498,052

		56,851,996

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—6.1%
Bed Bath & Beyond, Inc. (a)	106,200	$7,529,580
CarMax, Inc. (a)	235,800	10,884,528
Dick’s Sporting Goods, Inc.	155,500	7,784,330
GNC Holdings, Inc. - Class A	277,400	12,263,854
O’Reilly Automotive, Inc. (a)	155,050	17,461,731
Tiffany & Co.	111,000	8,085,240
Urban Outfitters, Inc. (a)	164,300	6,608,146

		70,617,409

Textiles, Apparel & Luxury Goods—2.5%
PVH Corp.	103,600	12,955,180
VF Corp.	82,850	15,995,021

		28,950,201

Trading Companies & Distributors—1.0%
WESCO International, Inc. (a) (b)	162,200	11,023,112

Total Common Stocks (Cost $1,018,190,177)		1,133,479,008

Short-Term Investments—14.8%

Mutual Fund—13.6%
State Street Navigator Securities Lending MET Portfolio (c)	156,182,709	156,182,709

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% $13,538,011 on 07/01/13, collateralized by $13,345,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $13,812,075.	13,538,000	13,538,000

Total Short-Term Investments (Cost $169,720,709)		169,720,709

Total Investments—113.3% (Cost $1,187,910,886) (d)		1,303,199,717
Other assets and liabilities (net)—(13.3)%		(153,012,717)

Net Assets—100.0%		$1,150,187,000

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $163,682,038 and the collateral received consisted of cash in the amount of $156,182,709 and non-cash collateral with a value of $11,782,500. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,187,910,886. The aggregate unrealized appreciation and depreciation of investments were $124,888,743 and $(9,599,912), respectively, resulting in net unrealized appreciation of $115,288,831.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,133,479,008	$—	$—	$1,133,479,008
Short-Term Investments
Mutual Fund	156,182,709	—	—	156,182,709
Repurchase Agreement	—	13,538,000	—	13,538,000
Total Short-Term Investments	156,182,709	13,538,000	—	169,720,709
Total Investments	$1,289,661,717	$13,538,000	$—	$1,303,199,717

Collateral for securities loaned (Liability)	$—	$(156,182,709)	$—	$(156,182,709)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,303,199,717
Cash	199
Receivable for:
Investments sold	4,017,870
Fund shares sold	908,138
Dividends and interest	472,584

Total Assets	1,308,598,508

Liabilities
Payables for:
Investments purchased	941,239
Fund shares redeemed	256,778
Collateral for securities loaned	156,182,709
Accrued expenses:
Management fees	672,350
Distribution and service fees	48,082
Deferred trustees’ fees	74,735
Other expenses	235,615

Total Liabilities	158,411,508

Net Assets	$1,150,187,000

Net assets consist of:
Paid in surplus	$981,630,958
Undistributed net investment income	245,827
Accumulated net realized gain	53,021,384
Unrealized appreciation on investments	115,288,831

Net Assets	$1,150,187,000

Net Assets
Class A	$855,495,374
Class B	185,791,047
Class D	98,338,168
Class E	10,562,411
Capital Shares Outstanding*
Class A	27,638,119
Class B	6,357,898
Class D	3,208,003
Class E	345,128
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.95
Class B	29.22
Class D	30.65
Class E	30.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,187,910,886.
(b)	Includes securities loaned at value of $163,682,038.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$2,901,692
Interest	901
Securities lending income	756,918

Total investment income	3,659,511
Expenses
Management fees	3,376,948
Administration fees	6,866
Custodian and accounting fees	53,018
Distribution and service fees—Class B	153,344
Distribution and service fees—Class D	50,370
Distribution and service fees—Class E	8,004
Audit and tax services	17,005
Legal	38,781
Trustees’ fees and expenses	17,219
Shareholder reporting	92,028
Insurance	898
Miscellaneous	6,764

Total expenses	3,821,245
Less management fee waiver	(59,539)
Less broker commission recapture	(32,495)

Net expenses	3,729,211

Net Investment Loss	(69,700)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	61,260,945
Futures contracts	(2,064,048)

Net realized gain	59,196,897

Net change in unrealized appreciation on investments	34,086,123

Net realized and unrealized gain	93,283,020

Net Increase in Net Assets From Operations	$93,213,320

(a)	Net of foreign withholding taxes of $13,471.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(69,700)	$9,251,574
Net realized gain	59,196,897	44,428,871
Net change in unrealized appreciation	34,086,123	29,329,361

Increase in net assets from operations	93,213,320	83,009,806

From Distributions to Shareholders
Net investment income
Class A	(10,148,727)	0
Class B	(1,011,597)	0
Class D	(1,225,160)	0
Class E	(126,524)	0
Net realized capital gains
Class A	(19,126,447)	0
Class B	(2,305,500)	0
Class D	(2,521,064)	0
Class E	(269,552)	0

Total distributions	(36,734,571)	0

Increase (decrease) in net assets from capital share transactions	327,848,528	(91,274,010)

Total increase (decrease) in net assets	384,327,277	(8,264,204)

Net Assets
Beginning of period	765,859,723	774,123,927

End of period	$1,150,187,000	$765,859,723

Undistributed Net Investment Income
End of period	$245,827	$12,827,535

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,933,644	$186,551,044	446,109	$12,621,552
Shares issued through acquisition	2,821,283	85,795,220	0	0
Reinvestments	989,360	29,275,174	0	0
Redemptions	(1,871,767)	(58,478,923)	(2,486,073)	(70,442,350)

Net increase (decrease)	7,872,520	$243,142,515	(2,039,964)	$(57,820,798)

Class B
Sales	104,566	$3,069,370	316,757	$8,439,378
Shares issued through acquisition	3,508,655	100,768,563	0	0
Reinvestments	118,679	3,317,097	0	0
Redemptions	(449,259)	(13,235,251)	(526,940)	(14,159,857)

Net increase (decrease)	3,282,641	$93,919,779	(210,183)	$(5,720,479)

Class D
Sales	75,684	$2,304,006	180,453	$5,066,882
Reinvestments	127,814	3,746,224	0	0
Redemptions	(485,387)	(14,802,174)	(1,102,797)	(30,995,322)

Net decrease	(281,889)	$(8,751,944)	(922,344)	$(25,928,440)

Class E
Sales	7,190	$218,733	40,014	$1,115,614
Reinvestments	13,536	396,076	0	0
Redemptions	(35,250)	(1,076,631)	(104,021)	(2,919,907)

Net decrease	(14,524)	$(461,822)	(64,007)	$(1,804,293)

Increase (decrease) derived from capital shares transactions		$327,848,528		$(91,274,010)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.92		$26.06	$26.94	$23.38	$15.68	$28.89

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(b)	0.34	0.02	0.10	0.02	0.04
Net realized and unrealized gain (loss) on investments	3.23		2.52	(0.82)	3.48	7.72	(13.25)

Total from investment operations	3.23		2.86	(0.80)	3.58	7.74	(13.21)

Less Distributions
Distributions from net investment income	(0.42)		0.00	(0.08)	(0.02)	(0.04)	0.00
Distributions from net realized capital gains	(0.78)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.20)		0.00	(0.08)	(0.02)	(0.04)	0.00

Net Asset Value, End of Period	$30.95		$28.92	$26.06	$26.94	$23.38	$15.68

Total Return (%) (c)	11.36	(d)	10.97	(3.00)	15.30	49.44	(45.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.78	0.77	0.77	0.79	0.77
Net ratio of expenses to average net assets (%) (f)	0.76	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.03	(e)	1.21	0.09	0.40	0.11	0.16
Portfolio turnover rate (%)	97	(d)	78	111	91	55	48
Net assets, end of period (in millions)	$855.5		$571.6	$568.2	$644.6	$622.8	$457.8

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$27.33		$24.69	$25.54	$22.21	$14.90	$27.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.26	(0.04)	0.04	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	3.03		2.38	(0.79)	3.29	7.33	(12.59)

Total from investment operations	3.01		2.64	(0.83)	3.33	7.31	(12.61)

Less Distributions
Distributions from net investment income	(0.34)		0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.78)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.12)		0.00	(0.02)	0.00	0.00	0.00

Net Asset Value, End of Period	$29.22		$27.33	$24.69	$25.54	$22.21	$14.90

Total Return (%) (c)	11.23	(d)	10.69	(3.24)	14.99	49.06	(45.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.03	1.02	1.02	1.04	1.02
Net ratio of expenses to average net assets (%) (f)	1.01	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.16	)(e)	0.98	(0.15)	0.18	(0.13)	(0.11)
Portfolio turnover rate (%)	97	(d)	78	111	91	55	48
Net assets, end of period (in millions)	$185.8		$84.1	$81.1	$83.4	$67.6	$32.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.63		$25.82	$26.71	$23.19	$15.54	$28.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.30	(0.01)	0.07	0.00 (b)	0.01
Net realized and unrealized gain (loss) on investments	3.20		2.51	(0.82)	3.45	7.66	(13.13)

Total from investment operations	3.18		2.81	(0.83)	3.52	7.66	(13.12)

Less Distributions
Distributions from net investment income	(0.38)		0.00	(0.06)	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.78)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.16)		0.00	(0.06)	0.00	(0.01)	0.00

Net Asset Value, End of Period	$30.65		$28.63	$25.82	$26.71	$23.19	$15.54

Total Return (%) (c)	11.31	(d)	10.88	(3.14)	15.18	49.24	(45.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.88	0.87	0.87	0.89	0.87
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(e)	1.06	(0.03)	0.29	0.01	0.06
Portfolio turnover rate (%)	97	(d)	78	111	91	55	48
Net assets, end of period (in millions)	$98.3		$99.9	$113.9	$148.1	$152.3	$117.9

	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.58		$25.79	$26.68	$23.16	$15.53	$28.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.29	(0.02)	0.05	(0.01)	0.00 (b)
Net realized and unrealized gain (loss) on investments	3.19		2.50	(0.82)	3.47	7.64	(13.11)

Total from investment operations	3.17		2.79	(0.84)	3.52	7.63	(13.11)

Less Distributions
Distributions from net investment income	(0.37)		0.00	(0.05)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.78)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.15)		0.00	(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$30.60		$28.58	$25.79	$26.68	$23.16	$15.53

Total Return (%) (c)	11.28	(d)	10.82	(3.19)	15.20	49.17	(45.78)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.92	0.92	0.94	0.92
Net ratio of expenses to average net assets (%) (f)	0.91	(e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.15	)(e)	1.04	(0.07)	0.23	(0.03)	0.00 (g)
Portfolio turnover rate (%)	97	(d)	78	111	91	55	48
Net assets, end of period (in millions)	$10.6		$10.3	$10.9	$13.9	$15.0	$11.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. On January 7, 2013, Frontier Capital Management Company, LLC succeeded BlackRock Advisors LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Aggressive Growth Portfolio to the Frontier Mid Cap Growth Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, passive foreign investment companies (PFICs), return of capital basis adjustments, and partnership adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $13,538,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16 through April 18, 2013, the Portfolio had bought and sold $142,588,296 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $2,064,048 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,023,426,387	$0	$909,331,958

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $19,388,905 in purchases of investments which are included above.

With respect to the Portfolio’s merger with Turner Mid Cap Growth Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $175,369,211 that are not included in the above non-U.S. Government purchases value.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$3,376,948	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Effective January 7, 2013, Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 7, 2013, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period January 7, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$2,272,634	$—	$—	$—	$—	$—	$2,272,634

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$12,866,953	$24,097,367	$68,971,718	$—	$—	$105,936,038

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $770,948,460, $87,526,126, $100,247,347 and $10,678,097, respectively, acquired all of the assets and liabilities of Turner Mid Cap Growth Portfolio of the Met Investors Series Trust (“Turner Mid Cap Growth”).

The acquisition was accomplished by a tax-free exchange of 2,821,283 Class A shares of the Portfolio (valued at $85,795,220) for 10,021,231 Class A shares of Turner Mid Cap Growth and 3,508,655 Class B shares of the Portfolio (valued at $100,768,563) for

MSF-17

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

12,227,115 of Class B shares of Turner Mid Cap Growth. Each shareholder of Turner Mid Cap Growth received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Turner Mid Cap Growth may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Turner Mid Cap Growth. All other costs associated with the merger were not borne by the shareholders of either portfolio. Turner Mid Cap Growth’s net assets on April 26, 2013, were $85,795,220 and $100,768,563 for Class A and Class B shares, respectively, including investments valued at $186,797,884 with a cost basis of $180,617,211. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Turner Mid Cap Growth were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,155,963,813, which included $6,180,673 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Unaudited
Net investment loss	$(239,195	)(a)
Net realized and unrealized gain on investments	108,619,739	(b)

Net increase in net assets from operations	$108,380,544

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Turner Mid Cap Growth that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$(69,700) as reported minus $278,402 Turner Mid Cap Growth pre-merger, plus $74,459 in lower advisory fees, plus $34,448 of pro-forma eliminated other expenses.
(b)	$115,288,831 unrealized appreciation, as reported June 30, 2013, minus $91,035,845 pro-forma December 31, 2012 unrealized appreciation, plus $59,196,897 net realized gain as reported, plus $25,169,856 in net realized gain from Turner Mid Cap Growth pre-merger.

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)

Semi Annual Report, June 30, 2013

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Fund voted for the following proposal:

For	Against	Abstain	Total

  To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Turner Mid Cap Growth Portfolio (“MIST Portfolio”) by BlackRock Aggressive Growth Portfolio (to be renamed Frontier Mid Cap Growth Portfolio) (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio.

14,034,716.278	393,162.005	1,384,777.487	15,812,655.770

MSF-19

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Jennison Growth Portfolio returned 9.12%, 8.97%, and 9.09%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 11.80%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equity markets advanced solidly in the six months ended June 30, 2013. Investors seemed to shrug off the reinstatement of payroll taxes, increased tax rates on higher incomes, and sequestration, the across-the-board federal spending cuts that took effect in March. Instead investors focused on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits. Global macroeconomic events, most notably China’s slowdown and Europe’s economic malaise, which led to moderating global growth, contributed to market volatility during the period, as did concerns that the Federal Reserve would begin scaling back its quantitative easing program.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Security selection and an overweight position were detrimental to Portfolio performance in the Information Technology (“IT”) sector, where Apple, Rackspace Hosting, and VMware were key detractors. Apple has been hurt by slowing revenue growth, which has resulted in lowered earnings projections. The company’s increased focus on return of capital to shareholders should benefit the stock. We find Apple shares attractively valued and believe product launches later this year can revive the company’s earnings growth.

Rackspace Hosting’s March-quarter revenue and installed base growth came in short of expectations, and the company’s guidance for second-quarter revenue and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins was lower than anticipated. The company provides Web- and cloud- hosting services to more than 180,000 enterprise customers.

VMware’s first-quarter revenues were in line with expectations, while billings and operating margins exceeded forecasts. Company revenue guidance for the second quarter was on the low side, however. VMware has been hurt by uncertainty about when revenue related to new products will accelerate. The new software products, which will replace hardware in the datacenter, are designed to protect and expand the company’s dominant position in the market for virtualized servers. VMware’s joint venture with its parent EMC spearheads these efforts.

In Consumer Discretionary, one of the better-performing sectors in the benchmark index and the Portfolio, declines in Industria de Diseño Textil (Spain), or Inditex, and Lululemon Athletica tempered strong gains in Priceline.com and Nike. Inditex lost ground on valuation concerns, indications of decelerating sales growth, and scaled-back earnings expectations. Best known for its brand, Zara, Inditex vertically integrates textile and fashion design, manufacturing, and distribution. We believe this integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk.

Nike, the world’s largest sportswear company, reported better-than-expected April-quarter earnings, revenue and margins, as well as accelerated growth in future orders.

Athletic apparel and accessories retailer Lululemon Athletica fell after a voluntary recall of yoga pants caused the company to reduce its comparable-store sales guidance. We believe the company has new-store productivity and growth opportunities in the U.S. and overseas.

Online travel company Priceline.com reported better-than-projected first-quarter revenue, EBITDA and gross bookings. We believe the company is poised to benefit from the secular shift to online travel spending, especially in Europe and Asia, where lower market penetration offers greater early-stage growth opportunities.

Stock selection was strong in Industrials, where Boeing reported strong first-quarter earnings per share, revenue, cash flow, and margins. Of particular note, the profitability of the 787 Dreamliner improved, driven by an accelerated production rate.

In Health Care, the benchmark index’s best-performing sector, an overweight benefited performance. Vertex Pharmaceuticals and Biogen Idec were key contributors in the sector. Vertex rose on news that one of its pipeline drugs, VX-661, in combination with already approved Kalydeco meaningfully improved the lung function of a large subset of adults with cystic fibrosis. The results buttress data already released for VX-809, another Vertex drug, which is entering Phase III trials with Kalydeco. The Food and Drug Administration recently granted the combination therapies a “breakthrough therapy designation,” which shortens considerably the timeframe of trials. Biogen Idec reported solid first-quarter financial results and raised its full-year 2013 earnings guidance. Separately, data suggested a strong launch of the company’s multiple sclerosis treatment, Tecfidera. We believe Tecfidera’s ease of use could support broad adoption and potential market leadership. The drug may also have applications in other neurodegenerative diseases such as amyotrophic lateral sclerosis or ‘ALS’ and Parkinson’s.

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Over the course of 2013’s first six months, the Portfolio’s weight increased in Health Care and decreased in IT. Relative to the Russell 1000 Growth Index

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

benchmark, the Portfolio remained overweight Health Care and Consumer Discretionary and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros (“Sig”) Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	9.12	13.57	6.64	7.67	—
Class B	8.97	13.26	6.35	7.39	—
Class E	9.09	13.36	6.47	—	7.01
Russell 1000 Growth Index	11.80	17.07	7.47	7.40	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Google, Inc.—Class A	4.2
Apple, Inc.	4.2
Mastercard, Inc.—Class A	3.6
Amazon.com, Inc.	3.3
priceline.com, Inc.	2.7
NIKE, Inc.—Class B	2.5
Monsanto Co.	2.5
Biogen Idec, Inc.	2.3
Costco Wholesale Corp.	2.3
TJX Cos., Inc.	2.2

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	29.6
Consumer Discretionary	21.4
Health Care	18.9
Industrials	9.5
Consumer Staples	9.0
Energy	4.4
Financials	3.9
Materials	2.5
Telecommunication Services	0.8

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.55%	$1,000.00	$1,091.20	$2.85
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B(a)	Actual	0.80%	$1,000.00	$1,089.70	$4.15
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E(a)	Actual	0.70%	$1,000.00	$1,090.90	$3.63
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.1%
Boeing Co. (The)	487,234	$49,912,251
Precision Castparts Corp.	258,475	58,417,935
Rolls-Royce Holdings plc (a)	930,753	16,104,242
United Technologies Corp.	448,028	41,639,722

		166,074,150

Beverages—1.6%
Diageo plc	1,032,628	29,619,112
Monster Beverage Corp. (a)	247,121	15,017,543

		44,636,655

Biotechnology—7.9%
Alexion Pharmaceuticals, Inc. (a)	461,940	42,609,346
Biogen Idec, Inc. (a)	291,002	62,623,630
Gilead Sciences, Inc. (a)	1,037,048	53,107,228
Vertex Pharmaceuticals, Inc. (a)	698,724	55,807,086

		214,147,290

Capital Markets—2.7%
Goldman Sachs Group, Inc. (The)	266,950	40,376,187
Morgan Stanley	1,402,693	34,267,790

		74,643,977

Chemicals—2.5%
Monsanto Co.	683,080	67,488,304

Computers & Peripherals—5.3%
Apple, Inc.	288,078	114,101,934
EMC Corp.	1,278,479	30,197,674

		144,299,608

Energy Equipment & Services—2.2%
FMC Technologies, Inc. (a)	408,545	22,747,786
Schlumberger, Ltd.	533,969	38,264,218

		61,012,004

Food & Staples Retailing—4.2%
Costco Wholesale Corp.	557,163	61,605,513
Whole Foods Market, Inc.	1,007,895	51,886,434

		113,491,947

Food Products—1.5%
Mondelez International, Inc. - Class A	1,409,735	40,219,740

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	1,060,328	36,984,241
Essilor International S.A. (b)	124,338	13,221,072
Intuitive Surgical, Inc. (a)	49,093	24,869,532

		75,074,845

Health Care Providers & Services—2.9%
Express Scripts Holding Co. (a)	815,244	50,292,402
UnitedHealth Group, Inc.	454,094	29,734,075

		80,026,477

Hotels, Restaurants & Leisure—3.2%
Chipotle Mexican Grill, Inc. (a)	104,274	$37,992,232
Dunkin’ Brands Group, Inc. (b)	812,037	34,771,424
Starbucks Corp.	227,474	14,897,272

		87,660,928

Internet & Catalog Retail—6.5%
Amazon.com, Inc. (a)	328,728	91,284,478
Netflix, Inc. (a) (b)	63,286	13,359,042
priceline.com, Inc. (a)	88,509	73,208,449

		177,851,969

Internet Software & Services—9.1%
eBay, Inc. (a)	715,499	37,005,609
Facebook, Inc. - Class A (a)	1,066,913	26,523,457
Google, Inc. - Class A (a)	130,406	114,805,530
LinkedIn Corp. - Class A (a)	307,434	54,815,482
Rackspace Hosting, Inc. (a) (b)	350,507	13,280,710
Youku Tudou, Inc. (ADR) (a) (b)	104,195	1,999,502

		248,430,290

IT Services—7.6%
International Business Machines Corp.	238,184	45,519,344
Mastercard, Inc. - Class A	171,826	98,714,037
Teradata Corp. (a)	234,905	11,799,278
Visa, Inc. - Class A	279,095	51,004,612

		207,037,271

Media—2.8%
Discovery Communications, Inc. - Class A (a)	366,708	28,313,525
Walt Disney Co. (The)	770,291	48,643,876

		76,957,401

Oil, Gas & Consumable Fuels—2.1%
Concho Resources, Inc. (a)	395,998	33,152,952
EOG Resources, Inc.	193,842	25,525,115

		58,678,067

Personal Products—1.7%
Estee Lauder Cos., Inc. (The) - Class A	693,626	45,619,782

Pharmaceuticals—5.3%
Allergan, Inc.	377,184	31,773,980
Bristol-Myers Squibb Co.	972,377	43,455,528
Novo Nordisk A/S (ADR)	299,520	46,416,615
Perrigo Co.	179,634	21,735,714

		143,381,837

Real Estate Investment Trusts—1.1%
American Tower Corp.	425,287	31,118,250

Road & Rail—3.4%
Canadian Pacific Railway, Ltd.	166,566	20,217,781
Kansas City Southern	192,345	20,380,876

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Union Pacific Corp.	334,133	$51,550,040

		92,148,697

Semiconductors & Semiconductor Equipment—1.8%
ARM Holdings plc (ADR)	748,518	27,081,381
Avago Technologies, Ltd.	584,241	21,838,929

		48,920,310

Software—5.6%
Red Hat, Inc. (a)	879,459	42,055,729
Salesforce.com, Inc. (a) (b)	1,041,828	39,776,993
Splunk, Inc. (a) (b)	409,599	18,989,010
Tableau Software, Inc. - Class A (a)	9,461	524,329
VMware, Inc. - Class A (a) (b)	463,996	31,083,092
Workday, Inc. - Class A (a)	318,192	20,392,925

		152,822,078

Specialty Retail—4.1%
Inditex S.A.	419,583	51,756,618
TJX Cos., Inc.	1,183,361	59,239,052

		110,995,670

Textiles, Apparel & Luxury Goods—4.6%
Lululemon Athletica, Inc. (a) (b)	186,044	12,189,603
NIKE, Inc. - Class B	1,069,357	68,096,654
Ralph Lauren Corp.	266,982	46,385,452

		126,671,709

Wireless Telecommunication Services—0.8%
Crown Castle International Corp. (a)	285,894	20,695,867

Total Common Stocks (Cost $2,118,065,619)		2,710,105,123

Short-Term Investments—2.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—2.2%
State Street Navigator Securities Lending MET Portfolio (c)	58,576,834	$58,576,834

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $14,424,012 on 07/01/13, collateralized by $14,845,000 Federal National Mortgage Association at 1.010% due 07/26/17 with a value of $14,715,106.	14,424,000	14,424,000

Total Short-Term Investments (Cost $73,000,834)		73,000,834

Total Investments—102.1% (Cost $2,191,066,453)(d)		2,783,105,957
Other assets and liabilities (net)—(2.1)%		(56,079,995)

Net Assets—100.0%		$2,727,025,962

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $83,869,339 and the collateral received consisted of cash in the amount of $58,576,834 and non-cash collateral with a value of $28,064,102. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $2,191,066,453. The aggregate unrealized appreciation and depreciation of investments were $633,031,152 and $(40,991,648), respectively, resulting in net unrealized appreciation of $592,039,504.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$149,969,908	$16,104,242	$—	$166,074,150
Beverages	15,017,543	29,619,112	—	44,636,655
Biotechnology	214,147,290	—	—	214,147,290
Capital Markets	74,643,977	—	—	74,643,977
Chemicals	67,488,304	—	—	67,488,304
Computers & Peripherals	144,299,608	—	—	144,299,608
Energy Equipment & Services	61,012,004	—	—	61,012,004
Food & Staples Retailing	113,491,947	—	—	113,491,947
Food Products	40,219,740	—	—	40,219,740
Health Care Equipment & Supplies	61,853,773	13,221,072	—	75,074,845
Health Care Providers & Services	80,026,477	—	—	80,026,477
Hotels, Restaurants & Leisure	87,660,928	—	—	87,660,928
Internet & Catalog Retail	177,851,969	—	—	177,851,969
Internet Software & Services	248,430,290	—	—	248,430,290
IT Services	207,037,271	—	—	207,037,271
Media	76,957,401	—	—	76,957,401
Oil, Gas & Consumable Fuels	58,678,067	—	—	58,678,067
Personal Products	45,619,782	—	—	45,619,782
Pharmaceuticals	143,381,837	—	—	143,381,837
Real Estate Investment Trusts	31,118,250	—	—	31,118,250
Road & Rail	92,148,697	—	—	92,148,697
Semiconductors & Semiconductor Equipment	48,920,310	—	—	48,920,310
Software	152,822,078	—	—	152,822,078
Specialty Retail	59,239,052	51,756,618	—	110,995,670
Textiles, Apparel & Luxury Goods	126,671,709	—	—	126,671,709
Wireless Telecommunication Services	20,695,867	—	—	20,695,867
Total Common Stocks	2,599,404,079	110,701,044	—	2,710,105,123
Short-Term Investments
Mutual Fund	58,576,834	—	—	58,576,834
Repurchase Agreement	—	14,424,000	—	14,424,000
Total Short-Term Investments	58,576,834	14,424,000	—	73,000,834
Total Investments	$2,657,980,913	$125,125,044	$—	$2,783,105,957

Collateral for securities loaned (Liability)	$—	$(58,576,834)	$—	$(58,576,834)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,783,105,957
Cash	362
Receivable for:
Investments sold	15,025,714
Fund shares sold	83,222
Dividends and interest	1,277,748

Total Assets	2,799,493,003
Liabilities
Payables for:
Investments purchased	10,733,772
Fund shares redeemed	1,416,666
Collateral for securities loaned	58,576,834
Accrued expenses:
Management fees	1,192,474
Distribution and service fees	182,519
Deferred trustees’ fees	105,267
Other expenses	259,509

Total Liabilities	72,467,041

Net Assets	$2,727,025,962

Net assets consist of:
Paid in surplus	$2,132,296,159
Undistributed net investment income	3,556,580
Accumulated net realized loss	(864,268)
Unrealized appreciation on investments and foreign currency transactions	592,037,491

Net Assets	$2,727,025,962

Net Assets
Class A	$1,850,530,422
Class B	865,238,546
Class E	11,256,994
Capital Shares Outstanding*
Class A	146,848,580
Class B	69,298,142
Class E	896,623
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.60
Class B	12.49
Class E	12.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,191,066,453.
(b)	Includes securities loaned at value of $83,869,339.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$12,109,620
Interest	982
Securities lending income	129,016

Total investment income	12,239,618
Expenses
Management fees	8,045,393
Administration fees	18,431
Custodian and accounting fees	130,972
Distribution and service fees—Class B	1,048,820
Distribution and service fees—Class E	8,783
Audit and tax services	17,005
Legal	21,718
Trustees’ fees and expenses	17,220
Shareholder reporting	118,120
Insurance	1,031
Miscellaneous	15,767

Total expenses	9,443,260
Less management fee waiver	(1,005,681)
Less broker commission recapture	(80,851)

Net expenses	8,356,728

Net Investment Income	3,882,890

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	70,800,497
Foreign currency transactions	(2,629)

Net realized gain	70,797,868

Net change in unrealized appreciation (depreciation) on:
Investments	157,798,480
Foreign currency transactions	(2,010)

Net change in unrealized appreciation	157,796,470

Net realized and unrealized gain	228,594,338

Net Increase in Net Assets From Operations	$232,477,228

(a)	Net of foreign withholding taxes of $83,040.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,882,890	$10,131,635
Net realized gain	70,797,868	89,531,892
Net change in unrealized appreciation	157,796,470	107,460,828

Increase in net assets from operations	232,477,228	207,124,355

From Distributions to Shareholders
Net investment income
Class A	(8,081,431)	(2,536,299)
Class B	(1,843,777)	(73,928)
Class E	(34,556)	(10,456)
Net realized capital gains
Class A	(19,836,239)	(178,693,809)
Class B	(8,889,638)	(85,941,554)
Class E	(126,083)	(1,736,367)

Total distributions	(38,811,724)	(268,992,413)

Increase (decrease) in net assets from capital share transactions	(27,254,232)	1,186,551,020

Total increase in net assets	166,411,272	1,124,682,962

Net Assets
Beginning of period	2,560,614,690	1,435,931,728

End of period	$2,727,025,962	$2,560,614,690

Undistributed Net Investment Income
End of period	$3,556,580	$9,633,454

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	12,019,211	$150,774,589	34,280,327	$399,435,526
Shares issued through acquisition	0	0	30,745,873	371,717,609
Reinvestments	2,324,536	27,917,670	15,242,229	181,230,108
Redemptions	(16,287,809)	(204,494,629)	(13,640,782)	(172,548,131)

Net increase (decrease)	(1,944,062)	$(25,802,370)	66,627,647	$779,835,112

Class B
Sales	1,743,799	$21,464,257	10,649,213	$127,251,009
Shares issued through acquisition	5,250,311	64,841,343	27,950,699	335,128,887
Reinvestments	901,968	10,733,415	7,295,630	86,015,482
Redemptions	(7,875,851)	(97,079,456)	(12,339,040)	(144,947,691)

Net increase (decrease)	20,227	$(40,441)	33,556,502	$403,447,687

Class E
Sales	22,525	$281,464	168,836	$2,047,396
Shares issued through acquisition	0	0	421,431	5,078,240
Reinvestments	13,431	160,639	147,411	1,746,823
Redemptions	(148,818)	(1,853,524)	(466,195)	(5,604,238)

Net increase (decrease)	(112,862)	$(1,411,421)	271,483	$3,268,221

Increase (decrease) derived from capital shares transactions		$(27,254,232)		$1,186,551,020

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.73		$12.14	$12.11	$10.91	$7.81	$13.62

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.07	0.03	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.05		1.88	0.03	1.23	3.08	(4.61)

Total from investment operations	1.07		1.95	0.06	1.27	3.12	(4.56)

Less Distributions
Distributions from net investment income	(0.06)		(0.03)	(0.03)	(0.07)	(0.02)	(0.28)
Distributions from net realized capital gains	(0.14)		(2.33)	0.00	0.00	0.00	(0.97)

Total distributions	(0.20)		(2.36)	(0.03)	(0.07)	(0.02)	(1.25)

Net Asset Value, End of Period	$12.60		$11.73	$12.14	$12.11	$10.91	$7.81

Total Return (%) (b)	9.12	(c)	15.78	0.51	11.63	39.99	(36.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.64	0.64	0.64	0.66	0.67
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.57	0.57	0.59	0.64	N/A
Ratio of net investment income to average net assets (%)	0.37	(d)	0.58	0.22	0.35	0.44	0.47
Portfolio turnover rate (%)	16	(c)	41	47	66	58	78
Net assets, end of period (in millions)	$1,850.5		$1,744.7	$997.2	$1,852.8	$1,621.0	$673.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.61		$12.03		$12.01	$10.83	$7.76	$13.53

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.03		0.00 (f)	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.04		1.88		0.03	1.21	3.05	(4.57)

Total from investment operations	1.05		1.91		0.03	1.22	3.07	(4.55)

Less Distributions
Distributions from net investment income	(0.03)		(0.00	)(g)	(0.01)	(0.04)	0.00	(0.25)
Distributions from net realized capital gains	(0.14)		(2.33)		0.00	0.00	0.00	(0.97)

Total distributions	(0.17)		(2.33)		(0.01)	(0.04)	0.00	(1.22)

Net Asset Value, End of Period	$12.49		$11.61		$12.03	$12.01	$10.83	$7.76

Total Return (%) (b)	8.97	(c)	15.56		0.22	11.31	39.56	(36.54)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.89		0.89	0.89	0.91	0.92
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.82		0.82	0.84	0.89	N/A
Ratio of net investment income to average net assets (%)	0.12	(d)	0.30		0.02	0.10	0.20	0.22
Portfolio turnover rate (%)	16	(c)	41		47	66	58	78
Net assets, end of period (in millions)	$865.2		$804.2		$429.9	$425.0	$351.5	$224.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$11.67		$12.09	$12.07	$10.88	$7.78		$13.58

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.04	0.01	0.02	0.03		0.03
Net realized and unrealized gain (loss) on investments	1.05		1.88	0.03	1.22	3.07		(4.60)

Total from investment operations	1.06		1.92	0.04	1.24	3.10		(4.57)

Less Distributions
Distributions from net investment income	(0.04)		(0.01)	(0.02)	(0.05)	(0.00	)(g)	(0.26)
Distributions from net realized capital gains	(0.14)		(2.33)	0.00	0.00	0.00		(0.97)

Total distributions	(0.18)		(2.34)	(0.02)	(0.05)	(0.00)		(1.23)

Net Asset Value, End of Period	$12.55		$11.67	$12.09	$12.07	$10.88		$7.78

Total Return (%) (b)	9.09	(c)	15.58	0.31	11.44	39.88		(36.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.79	0.79	0.79	0.81		0.82
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.72	0.72	0.74	0.79		N/A
Ratio of net investment income to average net assets (%)	0.22	(d)	0.38	0.12	0.21	0.30		0.31
Portfolio turnover rate (%)	16	(c)	41	47	66	58		78
Net assets, end of period (in millions)	$11.3		$11.8	$8.9	$10.2	$9.5		$6.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(f)	Net investment income was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $14,424,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$425,809,449	$0	$528,752,615

With respect to the Portfolio’s merger with Jennison Large Cap Equity Portfolio (see Note 8) on April 26, 2013, the Portfolio acquired securities with a cost of $56,250,966 that are not included in the above non-U.S. Government purchases value.

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$8,045,393	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

In addition to the above expense agreement, the Subadviser had agreed for the period November 2, 2012 through April 28, 2013, to waive a portion of their subadvisory fees by calculating the fees for assets under management by the Subadviser for the Portfolio and the Met Investors Series Trust Jennison Large Cap Equity Portfolio in the aggregate, and then apportioning the resulting subadvisory fee among the two Portfolios. The Adviser had voluntarily agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts voluntarily waived by MetLife Advisers for the six months ended June 30, 2013 amounted to $7,193 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$2,620,683	$5,565,794	$266,371,730	$—	$—	$—	$268,992,413	$5,565,794

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,704,052	$28,649,797	$425,700,395	$(69,972,088)	$—	$394,082,156

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On April 27, 2012, the Portfolio acquired the assets and liabilities of Oppenheimer Capital Appreciation Portfolio in a tax free reorganization. The Portfolio acquired $(130,875,591) in capital loss carryforwards from the Oppenheimer Capital Appreciation Portfolio. The utilization of the capital loss carryforward acquired as part of the merger may be limited under section 381 of the Internal Revenue Code. The Portfolio utilized $60,903,503 in capital loss carryforwards as of December 31, 2012.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards that were acquired in the merger with Oppenheimer Capital Appreciation were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Total
$16,537,973	$53,434,115	$69,972,088

8. Acquisitions

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,857,306,830, $819,988,734 and $11,676,860, respectively, acquired all of the assets and liabilities of Jennison Large Cap Equity Portfolio of the Met Investors Series Trust (“Jennison Large Cap Equity”).

The acquisition was accomplished by a tax-free exchange of 5,250,311 Class B shares of the Portfolio (valued at $64,841,343) for 467,420,337 of Class B shares of Jennison Large Cap Equity. Each shareholder of Jennison Large Cap Equity received Class B shares of the Portfolio at the Portfolio’s Class B NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Jennison Large Cap Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Jennison Large Cap Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio. Jennison Large Cap Equity’s net assets on April 26, 2013, were $64,841,343 for Class B shares, including investments valued at $64,401,707 with a cost basis of $57,348,966. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Jennison Large Cap Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,753,813,767, which included $7,052,741 of acquired unrealized appreciation.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

(Unaudited)
Net investment income	$3,914,272	(a)
Net realized and unrealized gain on investments and foreign currency transactions	233,718,042	(b)

Net increase in net assets from operations	$237,632,314

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Jennison Large Cap Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$3,882,890 as reported minus $30,183 Jennison Large Cap Equity pre-merger, plus $24,296 in lower advisory fees, plus $37,269 of pro-forma eliminated other expenses.
(b)	$592,037,491 unrealized appreciation, as reported June 30, 2013, minus $430,673,341 pro-forma December 31, 2012 unrealized appreciation, plus $70,797,868 net realized gain as reported, plus $1,556,024 in net realized gain from Jennison Large Cap Equity pre-merger.

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,149,299,079, $534,466,997, and $10,788,869 respectively, acquired all of the assets and liabilities of Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust (“Oppenheimer Capital Appreciation”). The acquisition was accomplished by a tax-free exchange of 30,745,873 Class A shares of the Portfolio (valued at $371,717,609) for 54,557,702 Class A shares of Oppenheimer Capital Appreciation; 27,950,699 Class B shares of the Portfolio (valued at $335,128,887) for 49,738,988 Class B shares of Oppenheimer Capital Appreciation; and 421,431 Class E shares of the Portfolio (valued at $5,078,240) for 747,503 Class E shares of Oppenheimer Capital Appreciation. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Oppenheimer Capital Appreciation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Oppenheimer Capital Appreciation’s net assets on April 27, 2012, were $371,717,609, $335,128,887, and $5,078,240 for Class A, Class B, and Class E shares respectively, including investments valued at $711,572,341 with a cost basis of $616,828,807. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(130,875,591) in capital loss carry forwards from Oppenheimer Capital Appreciation.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,406,479,681, which included $94,776,584 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended December 31, 2012 are as follows:

(Unaudited)
Net investment income	$11,560,035	(a)
Net realized and unrealized gain on investments	279,779,226	(b)

Net increase in net assets from operations	$291,339,261

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Capital Appreciation that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$10,131,635 as reported December 31, 2012, plus $1,422,593 Oppenheimer Capital Appreciation pre-merger, minus $13,146 in higher net advisory fees, plus $18,953 of pro-forma eliminated other expenses.
(b)	$427,188,280 unrealized appreciation, as reported December 31, 2012, minus $323,897,070 pro-forma December 31, 2011 unrealized appreciation, plus $89,531,892 net realized gain as reported, plus $86,956,124 in net realized gain from Oppenheimer Capital Appreciation pre-merger.

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)

Semi Annual Report, June 30, 2013

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Fund voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Jennison Large Cap Equity Portfolio (“MIST Portfolio”) by Jennison Growth Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio.	7,707,148.594	178,729.901	887,370.413	8,773,248.908

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 17.84%, 17.81%, and 17.86%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 15.86%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity markets had their best start to the year since 1999, with the S&P 500 Index returning 13.8% for the first six months of 2013. The Russell 2000 Small Cap Index rose 15.9% year-to-date in 2013. Market returns were positive during the first four and a half months of the year as economic data was generally supportive of higher stock prices. Housing continued to show signs of recovery, regional manufacturing activity improved, consumer confidence increased and inflation generally remained below a threshold of concern. Stock prices were generally lower and more volatile during the last month and a half as the markets began to discount a potential “tapering” of asset purchases by the Federal Reserve (the “Fed”), as well as the upcoming end of Chairman Bernanke’s current term at the Fed. Although market volatility spiked recently, it remains below its 20-year average, which has historically benefited small cap stocks. Markets were jittery regarding the impact of higher interest rates, raising concerns that the housing recovery could be derailed as a result. However, interest rate increases have historically tended to indicate improving economic conditions and Gross Domestic Product growth.

PORTFOLIO REVIEW/PERIOD END POSITIONING

With a positive return of 17.84%, the Portfolio outperformed its benchmark over the last six months. Positive performance contribution was due to stock selection, with sector allocation also a slight positive. Relative to the benchmark index, the Energy sector had the greatest impact on Portfolio performance, followed by the Industrials and Financials sectors. Stock selection was strong in all three of these sectors.

Lufkin Industries, WageWorks, and Aegerion Pharmaceutical had the largest contribution to the Portfolio’s outperformance. Lufkin Industries, a manufacturer of oil field pumping units and power transmission products, agreed to be acquired by General Electric in April. The cash offer price of $88.50 per share was a 39% premium to the stock’s prior closing price. WageWorks is a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits in the U.S. WageWorks reported strong quarterly results, raised its target for organic growth for the year, and continues to execute strategic acquisitions that further augment growth. The stock has also benefited from the Affordable Care Act, which has increased the role of consumer- and employee-driven benefits. A strong contributor to the Portfolio was Aegerion Pharmaceuticals, a biotech company focused on therapies for cardiovascular and metabolic diseases. A drug developed for a rare cholesterol condition received a positive U.S. Food & Drug Administration (“FDA”) panel review in October and became FDA-approved in December. Both were catalysts for positive stock performance for Aegerion Pharmaceuticals in the first part of 2013.

DFC Global Group, Volterra Semiconductor Corp., and American Campus Communities all detracted from the Portfolio’s performance. DFC Global offers financial services such as consumer loans, secured pawn loans and check cashing services. It also buys gold. DFC Global underperformed as they lowered guidance due to United Kingdom regulatory actions in the payday industry, which remains unresolved. We anticipate that these actions could ultimately eliminate some competition, similar to the situation that took place in Canada several years ago. In addition, the lower price of gold had an impact on the pawn business. Volterra Semiconductor is an analog and mixed-signal semiconductor company specializing in power management chips for servers, storage, networking and mobile markets. Volterra chips transform, regulate and monitor power within an electronic device, a function that has become increasingly complex and important as devices are now smaller and run at higher speeds, thus narrowing the tolerance for variance in voltage and current. Slow growth in server, storage and notebook computing in recent quarters is likely to continue for a while, and has weighed heavily on the stock. With nearly one third of the market cap in net cash and no debt, Volterra Semiconductor is selling at a deep discount to historic levels, and on par with it peers despite an arguably solid business model and outlook. American Campus Communities owns and operates on and off-campus housing within close proximity to colleges and universities. The stock declined on concerns over rising interest rates and slowing rent growth due to aggressive leasing by under-occupied competitors. After selling a partial position earlier in the year, we continued to hold the security as of June 30, 2013.

Some recent additions to the Portfolio included Bristow Group Inc., E.W. Scripps Co., and Parker Drilling Co. Bristow Group provides helicopter services to the offshore oil and gas industry. Continued growth in international deepwater markets could drive revenue and cash flow higher, which is currently not reflected in the stock price. E. W. Scripps is a diversified media company with interests in television stations, newspapers and digital local media sites. The company is relatively underfollowed, and has undergone a significant transformation through the acquisition of the McGraw Hill local television stations, which materially changed the business mix toward television and away from newspapers. Parker Drilling provides contract drilling and drilling related services. The company has recently undergone meaningful management changes, and key business segments such as tool rental, barge, and U.S. land drilling have demonstrated initial signs of improvement.

Positions in Arbitron and Berry Petroleum were eliminated on acquisition announcements while IAC/Interactive Corp. and Wyndham Worldwide were sold on market cap considerations following strong long-term performance. We also eliminated the Portfolio’s position in Wesco Aircraft Holdings. This aircraft parts distributor’s stock is higher since initiating the position 17 months ago, despite spotty earnings reports and incremental concerns regarding military exposure. We

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

also sold Brocade Communications, where competitive challenges are mounting and the initial plan from the new CEO does not appear to be a game changer. Brocade provides switching solutions for storage area networks. GSI Group provides laser-based manufacturing systems to the medical, semiconductor and industrial markets. They issued downward revised guidance for a recently closed vertical acquisition into the health care market, which was viewed as a disappointment. We reduced the position on the acquisition announcement, coincident with a meeting with management in January. We eliminated the position during this quarter, as the thesis is in flux and our catalyst (business restructuring via acquisitions and divestitures) has largely played out.

While we do not make major adjustments to the Portfolio based on near-term macro expectations, they are part of the mosaic of inputs, and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. As a result of the individual stock decisions we made, the weight in the Financials sector rose 1.4% while the Energy sector declined 0.9%. All other sectors weightings remained relatively unchanged as of June 30, 2013.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	17.84	26.47	10.36	10.88
Class B	17.81	26.27	10.11	10.64
Class E	17.86	26.40	10.22	10.72
Russell 2000 Index	15.86	24.21	8.77	9.53

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
MarketAxess Holdings, Inc.	1.0
Signature Bank	1.0
Semtech Corp.	0.9
Hanger Orthopedic Group, Inc.	0.9
RBC Bearings, Inc.	0.9
Helix Energy Solutions Group, Inc.	0.9
MedAssets, Inc.	0.8
HCC Insurance Holdings, Inc.	0.8
WEX, Inc.	0.8
Genesee & Wyoming, Inc.	0.7

Top Sectors

% of Long Term Investments
Financials	22.0
Industrials	21.6
Information Technology	17.3
Consumer Discretionary	15.1
Health Care	10.9
Energy	4.7
Materials	3.8
Utilities	2.5
Consumer Staples	2.1

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.88%	$1,000.00	$1,178.40	$4.75
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$1,178.10	$6.10
	Hypothetical*	1.13%	$1,000.00	$1,019.12	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$1,178.60	$5.56
	Hypothetical*	1.03%	$1,000.00	$1,019.62	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Hexcel Corp. (a)	65,719	$2,237,732
Triumph Group, Inc.	26,458	2,094,151

		4,331,883

Airlines—0.4%
Spirit Airlines, Inc. (a)	53,977	1,714,849

Auto Components—1.4%
Dana Holding Corp.	115,921	2,232,639
Dorman Products, Inc. (a) (b)	34,362	1,567,938
Remy International, Inc.	37,011	687,294
Tenneco, Inc. (a)	42,211	1,911,314

		6,399,185

Biotechnology—2.7%
Aegerion Pharmaceuticals, Inc. (a) (b)	14,996	949,847
Alkermes plc (a)	80,576	2,310,920
Clovis Oncology, Inc. (a)	15,274	1,023,053
Cubist Pharmaceuticals, Inc. (a)	32,698	1,579,313
Emergent Biosolutions, Inc. (a)	80,124	1,155,388
Exact Sciences Corp. (a) (b)	97,917	1,362,025
Myriad Genetics, Inc. (a)	50,729	1,363,088
Neurocrine Biosciences, Inc. (a)	102,568	1,372,360
NPS Pharmaceuticals, Inc. (a) (b)	78,358	1,183,206

		12,299,200

Building Products—0.4%
Armstrong World Industries, Inc. (a)	36,335	1,736,450

Capital Markets—2.7%
Ares Capital Corp.	113,498	1,952,166
Artisan Partners Asset Management, Inc. (a) (b)	21,908	1,093,428
Fifth Street Finance Corp.	219,700	2,295,865
Financial Engines, Inc. (a)	48,114	2,193,517
Hercules Technology Growth Capital, Inc. (b)	111,910	1,560,025
Safeguard Scientifics, Inc. (a) (b)	76,218	1,223,299
Stifel Financial Corp. (a)	57,595	2,054,414

		12,372,714

Chemicals—2.4%
Cabot Corp.	57,263	2,142,782
Flotek Industries, Inc. (a) (b)	121,450	2,178,813
Koppers Holdings, Inc.	16,657	635,964
Minerals Technologies, Inc.	28,209	1,166,160
Olin Corp.	62,410	1,492,847
Tronox, Ltd.	63,749	1,284,542
W.R. Grace & Co. (a)	13,728	1,153,701
Zep, Inc.	59,697	945,004

		10,999,813

Commercial Banks—8.3%
BancorpSouth, Inc.	141,944	2,512,409
Bank of the Ozarks, Inc.	39,297	1,702,739
Boston Private Financial Holdings, Inc.	159,185	1,693,728
Cathay General Bancorp	151,143	3,075,760

Commercial Banks—(Continued)
City National Corp. (b)	36,994	$2,344,310
CVB Financial Corp.	114,593	1,347,614
First Financial Bancorp	114,736	1,709,566
First Financial Bankshares, Inc. (b)	34,376	1,913,368
Iberiabank Corp.	38,629	2,070,901
PacWest Bancorp	65,685	2,013,245
Pinnacle Financial Partners, Inc. (a)	60,554	1,556,843
Popular, Inc. (a)	55,215	1,674,671
Prosperity Bancshares, Inc. (b)	44,806	2,320,503
Signature Bank (a)	52,509	4,359,297
SVB Financial Group (a)	13,099	1,091,409
Texas Capital Bancshares, Inc. (a)	57,698	2,559,483
Tristate Capital Holdings, Inc. (a)	65,796	904,695
Wintrust Financial Corp. (b)	64,603	2,473,003

		37,323,544

Commercial Services & Supplies—2.9%
ACCO Brands Corp. (a) (b)	163,879	1,042,270
KAR Auction Services, Inc.	112,070	2,563,041
McGrath Rentcorp	35,716	1,220,058
Performant Financial Corp. (a)	58,519	678,235
Rollins, Inc.	83,644	2,166,380
Team, Inc. (a)	28,376	1,074,032
Viad Corp.	27,013	662,359
Waste Connections, Inc. (b)	44,866	1,845,787
West Corp. (a)	75,193	1,664,773

		12,916,935

Communications Equipment—0.9%
Ciena Corp. (a) (b)	93,843	1,822,431
Harmonic, Inc. (a)	119,175	756,761
NETGEAR, Inc. (a) (b)	53,285	1,627,324

		4,206,516

Computers & Peripherals—0.2%
QLogic Corp. (a)	105,691	1,010,406

Construction & Engineering—1.1%
MasTec, Inc. (a) (b)	55,870	1,838,123
MYR Group, Inc. (a)	77,119	1,499,964
Primoris Services Corp.	81,283	1,602,901

		4,940,988

Consumer Finance—1.2%
Cash America International, Inc. (b)	23,113	1,050,717
Credit Acceptance Corp. (a)	9,039	949,547
DFC Global Corp. (a) (b)	120,942	1,670,209
Encore Capital Group, Inc. (a) (b)	46,325	1,533,821

		5,204,294

Distributors—0.6%
Core-Mark Holding Co., Inc.	21,478	1,363,853
Pool Corp.	26,002	1,362,765

		2,726,618

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—1.3%
Bright Horizons Family Solutions, Inc. (a)	46,253	$1,605,441
Grand Canyon Education, Inc. (a) (b)	90,743	2,924,647
LifeLock, Inc. (a)	110,308	1,291,707

		5,821,795

Diversified Financial Services—1.0%
MarketAxess Holdings, Inc.	100,553	4,700,853

Electric Utilities—1.6%
Allete, Inc.	66,280	3,304,058
ITC Holdings Corp. (b)	14,935	1,363,566
UIL Holdings Corp. (b)	64,933	2,483,687

		7,151,311

Electrical Equipment—2.8%
AZZ, Inc.	62,175	2,397,468
Belden, Inc.	45,045	2,249,097
EnerSys (a)	35,811	1,756,171
General Cable Corp. (a)	61,901	1,903,456
Global Power Equipment Group, Inc. (b)	35,735	576,048
II-VI, Inc. (a)	70,802	1,151,240
Polypore International, Inc. (a) (b)	30,873	1,244,182
Thermon Group Holdings, Inc. (a)	65,394	1,334,038

		12,611,700

Electronic Equipment, Instruments & Components—3.3%
Cognex Corp.	24,842	1,123,355
FEI Co.	25,795	1,882,777
IPG Photonics Corp. (a) (b)	27,588	1,675,419
Littelfuse, Inc.	36,799	2,745,574
Measurement Specialties, Inc. (a)	34,761	1,617,429
Methode Electronics, Inc. (b)	81,563	1,387,387
Rogers Corp. (a)	41,534	1,965,389
Vishay Intertechnology, Inc. (a) (b)	172,997	2,402,928

		14,800,258

Energy Equipment & Services—2.6%
Bristow Group, Inc.	26,356	1,721,574
Dril-Quip, Inc. (a)	19,440	1,755,238
Forum Energy Technologies, Inc. (a) (b)	54,026	1,644,011
Helix Energy Solutions Group, Inc. (a)	171,462	3,950,484
Oceaneering International, Inc.	18,658	1,347,108
Parker Drilling Co. (a)	293,180	1,460,036

		11,878,451

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc. (b)	22,528	1,355,284
Spartan Stores, Inc.	85,904	1,584,070
Susser Holdings Corp. (a) (b)	37,620	1,801,246

		4,740,600

Food Products—1.0%
Darling International, Inc. (a)	62,393	1,164,254
Ingredion, Inc.	35,581	2,334,825
J&J Snack Foods Corp.	12,914	1,004,709

		4,503,788

Gas Utilities—0.3%
New Jersey Resources Corp. (b)	17,831	$740,521
UGI Corp.	17,715	692,834

		1,433,355

Health Care Equipment & Supplies—2.6%
Abaxis, Inc. (a) (b)	40,770	1,936,983
Analogic Corp.	20,028	1,458,639
Endologix, Inc. (a)	100,111	1,329,474
ICU Medical, Inc. (a)	12,455	897,507
Insulet Corp. (a) (b)	56,367	1,770,488
Spectranetics Corp. (a)	85,120	1,590,042
SurModics, Inc. (a)	27,581	551,896
Teleflex, Inc.	26,766	2,074,097

		11,609,126

Health Care Providers & Services—3.6%
Acadia Healthcare Co., Inc. (a) (b)	48,377	1,599,827
Bio-Reference Labs, Inc. (a) (b)	75,235	2,163,006
BioScrip, Inc. (a)	93,385	1,540,853
Emeritus Corp. (a)	62,965	1,459,529
Hanger Orthopedic Group, Inc. (a)	127,015	4,017,484
MEDNAX, Inc. (a) (b)	19,293	1,766,853
Team Health Holdings, Inc. (a)	47,452	1,948,854
WellCare Health Plans, Inc. (a)	33,714	1,872,813

		16,369,219

Health Care Technology—1.1%
MedAssets, Inc. (a)	198,047	3,513,354
Medidata Solutions, Inc. (a)	19,389	1,501,678

		5,015,032

Hotels, Restaurants & Leisure—3.1%
AFC Enterprises, Inc. (a)	15,391	553,152
Churchill Downs, Inc.	34,541	2,723,558
Cracker Barrel Old Country Store, Inc.	16,626	1,573,817
Marriott Vacations Worldwide Corp. (a)	55,619	2,404,966
Noodles & Co. (a)	5,376	197,568
SHFL Entertainment, Inc. (a)	106,775	1,890,985
Six Flags Entertainment Corp. (b)	47,550	1,671,858
Texas Roadhouse, Inc.	46,650	1,167,183
Vail Resorts, Inc. (b)	28,856	1,775,221

		13,958,308

Household Durables—0.8%
Jarden Corp. (a)	60,700	2,655,625
La-Z-Boy, Inc. (a)	40,040	811,611

		3,467,236

Industrial Conglomerates—0.5%
Raven Industries, Inc. (b)	68,497	2,053,540

Insurance—2.9%
Amtrust Financial Services, Inc. (b)	54,761	1,954,968
Employers Holdings, Inc.	107,047	2,617,299

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
HCC Insurance Holdings, Inc.	78,881	$3,400,560
ProAssurance Corp. (a)	52,352	2,730,680
Reinsurance Group of America, Inc.	32,808	2,267,361

		12,970,868

Internet & Catalog Retail—1.1%
HomeAway, Inc. (a) (b)	63,881	2,065,911
HSN, Inc.	26,568	1,427,233
Liberty Ventures (Series A) (a)	18,391	1,563,419

		5,056,563

Internet Software & Services—2.6%
Angie’s List, Inc. (a) (b)	68,002	1,805,453
Cornerstone OnDemand, Inc. (a)	33,584	1,453,851
CoStar Group, Inc. (a)	20,737	2,676,525
DealerTrack Holdings, Inc. (a)	68,461	2,425,573
OpenTable, Inc. (a) (b)	25,613	1,637,951
Perficient, Inc. (a)	85,020	1,134,167
United Online, Inc.	92,524	701,332

		11,834,852

IT Services—2.4%
Convergys Corp. (a) (b)	91,963	1,602,915
EPAM Systems, Inc. (a)	40,311	1,095,653
Euronet Worldwide, Inc. (a)	88,046	2,805,145
InterXion Holding NV (a)	71,736	1,874,462
WEX, Inc. (a)	44,057	3,379,172

		10,757,347

Life Sciences Tools & Services—0.4%
PAREXEL International Corp. (a)	37,382	1,717,329

Machinery—5.5%
Actuant Corp. (b)	41,799	1,378,113
Alamo Group, Inc. (b)	25,374	1,035,766
Albany International Corp.	55,990	1,846,550
Altra Holdings, Inc. (a)	78,173	2,140,377
Chart Industries, Inc. (a)	23,287	2,191,074
John Bean Technologies Corp.	45,206	949,778
Middleby Corp. (a)	15,989	2,719,569
Proto Labs, Inc. (a) (b)	26,839	1,743,730
RBC Bearings, Inc. (a)	76,685	3,983,786
The Manitowoc Co., Inc.	84,463	1,512,732
Trimas Corp. (a)	57,578	2,146,508
Wabtec Corp.	60,998	3,259,123

		24,907,106

Marine—0.5%
Kirby Corp. (a)	29,200	2,322,568

Media—1.2%
EW Scripps Co. (a)	50,290	783,518
John Wiley & Sons, Inc. (b)	40,942	1,641,365
Live Nation Entertainment, Inc. (a)	108,432	1,680,696
National CineMedia, Inc.	68,162	1,151,256

		5,256,835

Metals & Mining—1.4%
Haynes International, Inc.	35,946	$1,720,735
Horsehead Holding Corp. (a)	110,190	1,411,534
Reliance Steel & Aluminum Co.	21,774	1,427,503
SunCoke Energy, Inc. (a)	108,894	1,526,694

		6,086,466

Multi-Utilities—0.4%
NorthWestern Corp.	44,306	1,767,809

Multiline Retail—0.2%
Fred’s, Inc.	70,479	1,091,720

Oil, Gas & Consumable Fuels—2.0%
Diamondback Energy, Inc. (a) (b)	35,273	1,175,297
EPL Oil & Gas, Inc. (a)	96,091	2,821,232
Gulfport Energy Corp. (a)	36,214	1,704,593
Oasis Petroleum, Inc. (a)	47,829	1,859,113
Rosetta Resources, Inc. (a)	32,510	1,382,325

		8,942,560

Pharmaceuticals—0.3%
Pacira Pharmaceuticals, Inc. (a) (b)	44,387	1,287,223

Professional Services—2.4%
Huron Consulting Group, Inc. (a)	42,345	1,958,033
On Assignment, Inc. (a)	62,015	1,657,041
The Advisory Board Co. (a)	41,902	2,289,944
The Corporate Executive Board Co.	42,159	2,665,292
WageWorks, Inc. (a)	61,269	2,110,717

		10,681,027

Real Estate Investment Trusts—5.2%
American Campus Communities, Inc.	51,115	2,078,336
BioMed Realty Trust, Inc.	125,651	2,541,920
CubeSmart	168,425	2,691,431
DuPont Fabros Technology, Inc. (b)	55,611	1,343,006
Hersha Hospitality Trust	393,951	2,221,884
Home Properties, Inc.	29,420	1,923,185
Mid-America Apartment Communities, Inc.	32,646	2,212,419
National Retail Properties, Inc.	48,564	1,670,602
Omega Healthcare Investors, Inc.	78,661	2,440,064
Potlatch Corp.	38,845	1,570,892
Sovran Self Storage, Inc.	43,715	2,832,295

		23,526,034

Road & Rail—2.1%
Avis Budget Group, Inc. (a)	74,417	2,139,489
Genesee & Wyoming, Inc. (a)	38,981	3,307,148
Old Dominion Freight Line, Inc. (a)	69,821	2,905,950
Werner Enterprises, Inc. (b)	49,843	1,204,705

		9,557,292

Semiconductors & Semiconductor Equipment—3.8%
Cavium, Inc. (a) (b)	44,397	1,570,322
Hittite Microwave Corp. (a)	31,099	1,803,742

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Magnachip Semiconductor Corp. (a)	85,453	$1,561,226
Semtech Corp. (a)	117,891	4,129,722
Silicon Laboratories, Inc. (a)	36,720	1,520,575
Teradyne, Inc. (a) (b)	154,309	2,711,209
Ultratech, Inc. (a)	41,972	1,541,212
Volterra Semiconductor Corp. (a)	148,524	2,097,159

		16,935,167

Software—4.5%
Aspen Technology, Inc. (a)	54,573	1,571,156
CommVault Systems, Inc. (a)	20,292	1,539,960
FleetMatics Group plc (a) (b)	29,719	987,562
Guidewire Software, Inc. (a) (b)	59,315	2,494,196
Imperva, Inc. (a)	44,024	1,982,841
MicroStrategy, Inc. (a)	6,726	584,893
Monotype Imaging Holdings, Inc.	57,531	1,461,863
QLIK Technologies, Inc. (a)	63,937	1,807,499
Sourcefire, Inc. (a) (b)	32,285	1,793,432
SS&C Technologies Holdings, Inc. (a)	58,143	1,912,905
Synchronoss Technologies, Inc. (a) (b)	44,585	1,376,339
Ultimate Software Group, Inc. (a)	22,634	2,654,742

		20,167,388

Specialty Retail—4.3%
Asbury Automotive Group, Inc. (a)	47,154	1,890,875
Barnes & Noble, Inc. (a) (b)	70,158	1,119,722
Cabela’s, Inc. (a) (b)	19,564	1,266,965
Chico’s FAS, Inc.	87,383	1,490,754
Genesco, Inc. (a)	42,478	2,845,601
Hibbett Sports, Inc. (a) (b)	33,506	1,859,583
JOS A. Bank Clothiers, Inc. (a) (b)	11,887	491,171
Lumber Liquidators Holdings, Inc. (a)	14,150	1,101,860
Rent-A-Center, Inc. (b)	42,423	1,592,984
rue21, inc. (a)	31,107	1,294,362
Sally Beauty Holdings, Inc. (a)	90,461	2,813,337
Tile Shop Holdings, Inc. (a)	53,683	1,554,660

		19,321,874

Textiles, Apparel & Luxury Goods—0.8%
Oxford Industries, Inc.	28,352	1,769,165
Tumi Holdings, Inc. (a)	81,203	1,948,872

		3,718,037

Thrifts & Mortgage Finance—0.4%
Capitol Federal Financial, Inc.	134,678	1,634,991

Trading Companies & Distributors—1.2%
DXP Enterprises, Inc. (a)	26,058	1,735,463
H&E Equipment Services, Inc. (a)	38,169	804,221
Rush Enterprises, Inc. (a)	64,177	1,588,381
Titan Machinery, Inc. (a) (b)	58,009	1,138,716

		5,266,781

Water Utilities—0.2%
Middlesex Water Co.	47,874	$953,650

Total Common Stock (Identified Cost $312,593,987)		444,059,454

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13, strike price $10.50 (a) (b)	16,409	2,297

Total Warrants (Identified Cost $0)		2,297

Short Term Investments—18.1%

Mutual Funds—16.3%
State Street Navigator Securities Lending MET Portfolio (c)	73,487,119	73,487,119

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $7,958,007 on 07/01/13, collateralized by $8,490,000 Federal National Mortgage Association at 2.230% due 12/06/22 with a value of $8,118,563.	$7,958,000	7,958,000

Total Short Term Investments (Identified Cost $81,445,119)		81,445,119

Total Investments—116.8% (Identified Cost $394,039,106) (d)		525,506,870
Liabilities in excess of other assets		(75,519,512)

Net Assets—100.0%		$449,987,358

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $71,744,800 and the collateral received consisted of cash in the amount of $73,487,119 and non-cash collateral with a value of $257,056. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $394,039,106. The aggregate unrealized appreciation and depreciation of investments was $136,233,150 and $(4,765,386), respectively, resulting in net unrealized appreciation of $131,467,764.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$444,059,454	$—	$—	$444,059,454
Total Warrants	2,297	—	—	2,297
Short Term Investments
Mutual Funds	73,487,119	—	—	73,487,119
Repurchase Agreement	—	7,958,000	—	7,958,000
Total Short Term Investments	73,487,119	7,958,000	—	81,445,119
Total Investments	$517,548,870	$7,958,000	$—	$525,506,870

Collateral for Securities Loaned (Liability)	$—	$(73,487,119)	$—	$(73,487,119)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$525,506,870
Cash	182
Receivable for:
Investments sold	760,774
Fund shares sold	85,371
Dividends and interest	331,656

Total Assets	526,684,853
Liabilities
Payable for:
Investments purchased	2,303,442
Fund shares redeemed	423,990
Collateral for securities loaned	73,487,119
Accrued expenses:
Management fees	303,762
Distribution and service fees	38,453
Deferred trustees’ fees	40,031
Other expenses	100,698

Total Liabilities	76,697,495

Net Assets	$449,987,358

Net assets consist of:
Paid-in surplus	$288,764,906
Undistributed net investment income	588,803
Accumulated net realized gains	29,165,885
Unrealized appreciation on investments and foreign currency transactions	131,467,764

Net Assets	$449,987,358

Net Assets
Class A	$248,710,562
Class B	165,717,127
Class E	35,559,669
Capital Shares Outstanding*
Class A	921,755
Class B	631,232
Class E	133,979
Net Asset Value, Offering and Redemption Price Per Share
Class A	$269.82
Class B	262.53
Class E	265.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $394,039,106.
(b)	Includes securities on loan with a value of $71,744,800.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$2,008,911
Securities lending income	147,433
Interest	361

Total investment income	2,156,705
Expenses
Management fees	1,948,789
Distribution and service fees—Class B	200,339
Distribution and service fees—Class E	26,131
Administration fees	3,140
Trustees’ fees and expenses	16,045
Custodian and accounting	26,930
Audit and tax services	17,005
Legal	11,795
Shareholder reporting	47,475
Insurance	837
Miscellaneous	4,070

Total expenses	2,302,556
Less broker commission recapture	(11,906)
Less management fee waivers	(166,943)

Net expenses	2,123,707

Net Investment Income	32,998

Net Realized and Unrealized Gain
Net realized gain on:
Investments	29,960,638

Net change in unrealized appreciation on:
Investments	41,011,075

Net realized and unrealized gain	70,971,713

Net Increase in Net Assets From Operations	$71,004,711

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,998	$2,249,538
Net realized gain	29,960,638	34,227,721
Net change in unrealized appreciation	41,011,075	18,324,180

Increase in net assets from operations	71,004,711	54,801,439

From Distributions to Shareholders
Net investment income
Class A	(1,108,880)	0
Class B	(391,616)	0
Class E	(114,151)	0
Net realized capital gain
Class A	(18,804,683)	(5,655,967)
Class B	(12,961,708)	(3,818,870)
Class E	(2,795,689)	(866,084)

Total distributions	(36,176,727)	(10,340,921)

Increase (decrease) in net assets from capital share transactions	8,385,250	(34,078,363)

Total increase in net assets	43,213,234	10,382,155

Net Assets
Beginning of the period	406,774,124	396,391,969

End of the period	$449,987,358	$406,774,124

Undistributed Net Investment Income
End of the period	$588,803	$2,170,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	23,331	$6,234,161	26,861	$6,409,510
Reinvestments	81,068	19,913,563	23,747	5,655,967
Redemptions	(71,275)	(19,111,720)	(143,242)	(34,209,621)

Net increase (decrease)	33,124	$7,036,004	(92,634)	$(22,144,144)

Class B
Sales	17,789	$4,645,172	53,113	$12,439,394
Reinvestments	55,844	13,353,324	16,431	3,818,870
Redemptions	(62,146)	(16,267,079)	(101,301)	(23,714,171)

Net increase (decrease)	11,487	$1,731,417	(31,757)	$(7,455,907)

Class E
Sales	4,795	$1,279,027	10,198	$2,402,207
Reinvestments	12,039	2,909,840	3,691	866,084
Redemptions	(17,326)	(4,571,038)	(32,769)	(7,746,603)

Net decrease	(492)	$(382,171)	(18,880)	$(4,478,312)

Increase (decrease) derived from capital share transactions		$8,385,250		$(34,078,363)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$250.37		$224.06	$222.98	$175.00	$134.79	$247.66

Income (Loss) from Investment Operations
Net investment income (a)	0.16		1.56	0.13	0.43	0.31	0.56
Net realized and unrealized gain (loss) on investments	42.52		30.73	1.20	47.73	40.31	(79.58)

Total from Investment Operations	42.68		32.29	1.33	48.16	40.62	(79.02)

Less Distributions
Distributions from net investment income	(1.29)		0.00	(0.25)	(0.18)	(0.41)	0.00
Distributions from net realized capital gains	(21.94)		(5.98)	0.00	0.00	0.00	(33.85)

Total Distributions	(23.23)		(5.98)	(0.25)	(0.18)	(0.41)	(33.85)

Net Asset Value, End of Period	$269.82		$250.37	$224.06	$222.98	$175.00	$134.79

Total Return (%) (b)	17.84	(c)	14.55	0.59	27.53	30.25	(35.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.97	0.96	0.96	0.99	0.96
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.89	0.91	0.91	0.94	0.91
Ratio of net investment income to average net assets (%)	0.12	(d)	0.65	0.06	0.23	0.22	0.31
Portfolio turnover rate (%)	17	(c)	38	49	61	68	76
Net assets, end of period (in millions)	$248.7		$222.5	$219.9	$244.4	$218.1	$192.1

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$243.89		$218.94	$218.20	$171.53	$132.03	$243.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.17)		0.96	(0.41)	(0.02)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	41.41		29.97	1.15	46.69	39.55	(78.14)

Total from Investment Operations	41.24		30.93	0.74	46.67	39.50	(78.02)

Less Distributions
Distributions from net investment income	(0.66)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(21.94)		(5.98)	0.00	0.00	0.00	(33.85)

Total Distributions	(22.60)		(5.98)	0.00	0.00	0.00	(33.85)

Net Asset Value, End of Period	$262.53		$243.89	$218.94	$218.20	$171.53	$132.03

Total Return (%) (b)	17.81	(c)	14.27	0.34	27.21	29.93	(36.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(d)	1.22	1.21	1.21	1.24	1.21
Net ratio of expenses to average net assets (%) (e)	1.13	(d)	1.14	1.16	1.16	1.19	1.16
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(d)	0.41	(0.19)	(0.01)	(0.03)	0.07
Portfolio turnover rate (%)	17	(c)	38	49	61	68	76
Net assets, end of period (in millions)	$165.7		$151.2	$142.6	$141.7	$112.2	$75.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$246.44		$220.96	$219.99	$172.77	$132.99	$245.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		1.18	(0.22)	0.14	0.09	0.28
Net realized and unrealized gain (loss) on investments	41.85		30.28	1.19	47.08	39.83	(78.62)

Total from Investment Operations	41.81		31.46	0.97	47.22	39.92	(78.34)

Less Distributions
Distributions from net investment income	(0.90)		0.00	0.00	0.00	(0.14)	0.00
Distributions from net realized capital gains	(21.94)		(5.98)	0.00	0.00	0.00	(33.85)

Total Distributions	(22.84)		(5.98)	0.00	0.00	(0.14)	(33.85)

Net Asset Value, End of Period	$265.41		$246.44	$220.96	$219.99	$172.77	$132.99

Total Return (%) (b)	17.86	(c)	14.38	0.44	27.34	30.05	(35.99)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.12	1.11	1.11	1.14	1.11
Net ratio of expenses to average net assets (%) (e)	1.03	(d)	1.04	1.06	1.06	1.09	1.06
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(d)	0.50	(0.10)	0.08	0.07	0.15
Portfolio turnover rate (%)	17	(c)	38	49	61	68	76
Net assets, end of period (in millions)	$35.6		$33.1	$33.9	$41.8	$40.2	$35.1

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $7,958,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$71,652,460	$0	$98,111,243

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$1,948,789	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$185,970	$10,340,921	$81,050	$—	$—	$10,340,921	$267,020

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$2,218,589	$34,069,886	$90,154,130	$—	$—	$126,442,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 23.45%, 23.26%, and 23.40%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 17.44%.

MARKET ENVIRONMENT/CONDITIONS

With the S&P 500 returning 13.8% for the first six months of 2013, U.S. equity markets saw the best first half performance since 1999. However, the second quarter performance was decidedly weaker. The same is true for small cap stocks. The Russell 2000 Index recently closed at an all-time high, but backed off by nearly 4% as the second quarter came to a close. Still, small cap stocks outperformed large cap stocks year-to-date as the Russell 2000 Small Cap Index posted a return of 15.9%. Within the small cap universe, the Russell 2000 Small Cap Growth Index posted year-to-date returns of 17.4%, outperforming the Russell 2000 Small Cap Value Index, which returned 14.4%. Through April, the U.S. economy was a bright spot among developed markets. Signs of a recovery in housing, increased consumer confidence, and contained inflation supported higher stock prices. Market volatility increased late in the period due to a signaling from Chairman Bernanke of a “tapering” of asset purchases by the Federal Reserve. A spike in interest rates coupled with concern that economic performance would slow in the wake of the end to quantitative easing caused stock prices to move generally lower by the end of June. Although market volatility spiked recently, it remains below its 20-year average, which has historically benefited small cap stocks. Markets were jittery regarding the impact of higher interest rates, raising concerns that the housing recovery could be derailed as a result. However, interest rate increases have historically tended to indicate improving economic conditions and Gross Domestic Product growth.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio posted a positive return of 23.45%, outperforming the Russell 2000 Growth Index over the last six months due primarily to stock selection in the Industrials, Health Care, and Financials sectors. Underperformance came primarily from stock selection in the Information Technology sector.

The Portfolio’s top contributor to performance was Aegerion Pharmaceuticals (“AEGR”), a biotech company focused on therapies for cardiovascular and metabolic diseases. An AEGR drug developed for a rare cholesterol condition received a positive U.S. Food & Drug Administration (“FDA”) panel review in October and became FDA-approved in December, which has been a catalyst for positive stock price performance for the first six months of 2013. Financial Engines (“FNGN”) is a provider of investment advice to 401(k) plan participants via a quantitative model developed by Nobel Laureate Bill Sharpe. Strong quarterly reports, robust adoption rates and a positive outlook for the remainder of the year have pushed FNGN share prices higher, placing it among the Portfolio’s highest performers during the last six months. Another strong performer year-to-date is Wageworks Inc. (“WAGE”), a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits in the U.S. WAGE reported strong results, raised its target for organic growth for the year, and continues to execute strategic acquisitions that further augment growth. The stock has also benefited from the Affordable Care Act, which has increased the role of consumer- and employee-driven benefits.

The Portfolio’s largest detractor from performance for the last six months was Ellie Mae Inc. (“ELLI”), a leading provider of enterprise level, on-demand automated solutions for the residential mortgage industry. Despite improving business fundamentals, negative sentiment around the ability of ELLI to sustain its high organic growth rate prompted a selloff in the stock. Consequently, our stop loss was triggered causing us to exit our position during the first quarter of 2013. American Vanguard Corporation, a diversified specialty and agricultural products company focusing on crop protection, was also a large detractor from performance. Corn production and pricing concerns was a headwind during the second quarter for this stock and the agriculture sector as a whole. Coupled with recent bad weather in the Midwest and southeast of the U.S. forced the company to announce that quarterly results would fall short of consensus expectations. The stock declined as a result, triggering our stop loss and was sold from the Portfolio. Allot Communications (“ALLT”) was another detractor from performance during the last six months. A designer and developer of broadband service optimization solutions to help carriers track and bill usage, ALLT continued to struggle with new order growth this year in the face of near-term business-trend concerns. The stock sold off on this weakness, triggering our stop loss and we sold our position during the first quarter of 2013.

Sector weight changes during the six-month period ending June 30, 2013 were modest, resulting in no material change to the positioning in the Portfolio. As a result of individual stock selection, our overweight in Information Technology was trimmed slightly as was our

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

overweight in Energy. We slightly increased our overweight in Financials. Our position in the other major sectors; Consumer Discretionary, Health Care, and Industrials, were essentially flat relative to the benchmark weighting at period-end.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	23.45	28.41	10.53	9.17
Class B	23.26	28.01	10.26	8.91
Class E	23.40	28.21	10.38	9.02
Russell 2000 Growth Index	17.44	23.67	8.89	9.62

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Grand Canyon Education, Inc.	1.6
CoStar Group, Inc.	1.5
The Corporate Executive Board Co.	1.5
Ultimate Software Group, Inc.	1.5
Guidewire Software, Inc.	1.4
DealerTrack Holdings, Inc.	1.4
The Advisory Board Co.	1.3
Alkermes plc	1.3
Hanger Orthopedic Group, Inc.	1.2
Hexcel Corp.	1.2

Top Sectors

% of Long Term Investments
Information Technology	23.6
Health Care	20.9
Industrials	20.1
Consumer Discretionary	17.5
Financials	9.2
Energy	6.4
Materials	1.2
Consumer Staples	1.1

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.86%	$1,000.00	$1,234.50	$4.76
	Hypothetical*	0.86%	$1,000.00	$1,020.47	$4.31

Class B(a)	Actual	1.11%	$1,000.00	$1,232.60	$6.14
	Hypothetical*	1.11%	$1,000.00	$1,019.22	$5.56

Class E(a)	Actual	1.01%	$1,000.00	$1,234.00	$5.59
	Hypothetical*	1.01%	$1,000.00	$1,019.72	$5.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—96.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Hexcel Corp. (a)	165,454	$5,633,709
Triumph Group, Inc.	66,031	5,226,353

		10,860,062

Airlines—1.0%
Spirit Airlines, Inc. (a)	137,101	4,355,699

Auto Components—0.9%
Dorman Products, Inc. (a)	86,309	3,938,280

Biotechnology—6.8%
Aegerion Pharmaceuticals, Inc. (a) (b)	37,736	2,390,198
Alkermes plc (a)	201,095	5,767,405
Clovis Oncology, Inc. (a)	38,759	2,596,078
Cubist Pharmaceuticals, Inc. (a)	82,300	3,975,090
Emergent Biosolutions, Inc. (a)	199,957	2,883,380
Exact Sciences Corp. (a) (b)	248,706	3,459,500
Myriad Genetics, Inc. (a) (b)	126,606	3,401,903
Neurocrine Biosciences, Inc. (a)	255,979	3,424,999
NPS Pharmaceuticals, Inc. (a) (b)	198,387	2,995,644

		30,894,197

Capital Markets—1.8%
Artisan Partners Asset Management, Inc. (a) (b)	54,677	2,728,929
Financial Engines, Inc. (a) (b)	122,208	5,571,463

		8,300,392

Chemicals—1.2%
Flotek Industries, Inc. (a) (b)	303,104	5,437,686

Commercial Banks—4.0%
Bank of the Ozarks, Inc.	98,051	4,248,550
Boston Private Financial Holdings, Inc. (b)	401,492	4,271,875
Signature Bank (a)	50,228	4,169,929
SVB Financial Group (a) (b)	32,692	2,723,897
Texas Capital Bancshares, Inc. (a)	64,867	2,877,500

		18,291,751

Communications Equipment—1.0%
Ciena Corp. (a) (b)	238,359	4,628,932

Construction & Engineering—1.0%
MasTec, Inc. (a) (b)	139,434	4,587,379

Consumer Finance—0.8%
Encore Capital Group, Inc. (a) (b)	115,613	3,827,946

Distributors—0.8%
Pool Corp. (b)	64,893	3,401,042

Diversified Consumer Services—3.2%
Bright Horizons Family Solutions, Inc. (a)	117,104	4,064,680
Grand Canyon Education, Inc. (a) (b)	226,468	7,299,063
LifeLock, Inc. (a)	278,197	3,257,687

		14,621,430

Diversified Financial Services—1.1%
MarketAxess Holdings, Inc.	109,768	$5,131,654

Electrical Equipment—1.4%
Polypore International, Inc. (a) (b)	77,049	3,105,075
Thermon Group Holdings, Inc. (a)	163,204	3,329,361

		6,434,436

Electronic Equipment, Instruments & Components—2.9%
FEI Co. (b)	64,376	4,698,804
IPG Photonics Corp. (a) (b)	68,850	4,181,260
Measurement Specialties, Inc. (a) (b)	87,318	4,062,907

		12,942,971

Energy Equipment & Services—2.8%
Dril-Quip, Inc. (a)	48,935	4,418,341
Forum Energy Technologies, Inc. (a) (b)	137,224	4,175,726
Helix Energy Solutions Group, Inc. (a)	169,670	3,909,197

		12,503,264

Food & Staples Retailing—1.0%
Susser Holdings Corp. (a) (b)	95,248	4,560,474

Health Care Equipment & Supplies—5.0%
Abaxis, Inc. (a) (b)	101,750	4,834,142
Analogic Corp.	50,513	3,678,862
Endologix, Inc. (a) (b)	249,849	3,317,995
ICU Medical, Inc. (a)	31,476	2,268,161
Insulet Corp. (a) (b)	140,676	4,418,633
Spectranetics Corp. (a)	215,967	4,034,263

		22,552,056

Health Care Providers & Services—4.9%
Acadia Healthcare Co., Inc. (a) (b)	120,734	3,992,673
BioScrip, Inc. (a)	234,693	3,872,435
Emeritus Corp. (a) (b)	159,117	3,688,332
Hanger Orthopedic Group, Inc. (a)	179,679	5,683,247
Team Health Holdings, Inc. (a)	120,526	4,950,003

		22,186,690

Health Care Technology—1.9%
MedAssets, Inc. (a)	267,049	4,737,449
Medidata Solutions, Inc. (a)	48,702	3,771,970

		8,509,419

Hotels, Restaurants & Leisure—3.1%
AFC Enterprises, Inc. (a)	39,056	1,403,673
Noodles & Co. (a)	13,597	499,690
SHFL Entertainment, Inc. (a)	266,480	4,719,361
Texas Roadhouse, Inc.	118,109	2,955,087
Vail Resorts, Inc. (b)	72,006	4,429,809

		14,007,620

Insurance—1.1%
Amtrust Financial Services, Inc. (b)	138,115	4,930,706

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.1%
HomeAway, Inc. (a) (b)	159,427	$5,155,869

Internet Software & Services—5.6%
Angie’s List, Inc. (a) (b)	172,541	4,580,964
Cornerstone OnDemand, Inc. (a)	85,303	3,692,767
CoStar Group, Inc. (a)	52,673	6,798,504
DealerTrack Holdings, Inc. (a)	170,859	6,053,534
OpenTable, Inc. (a) (b)	64,847	4,146,966

		25,272,735

IT Services—1.7%
EPAM Systems, Inc. (a)	102,290	2,780,242
InterXion Holding NV (a)	179,033	4,678,132

		7,458,374

Life Sciences Tools & Services—1.0%
PAREXEL International Corp. (a) (b)	94,951	4,362,049

Machinery—5.1%
Chart Industries, Inc. (a) (b)	58,608	5,514,427
Middleby Corp. (a)	29,588	5,032,623
Proto Labs, Inc. (a) (b)	68,171	4,429,070
RBC Bearings, Inc. (a)	83,490	4,337,305
The Manitowoc Co., Inc. (b)	210,794	3,775,321

		23,088,746

Oil, Gas & Consumable Fuels—3.4%
Diamondback Energy, Inc. (a) (b)	89,240	2,973,477
Gulfport Energy Corp. (a)	91,327	4,298,762
Oasis Petroleum, Inc. (a)	121,485	4,722,122
Rosetta Resources, Inc. (a)	81,136	3,449,902

		15,444,263

Pharmaceuticals—0.7%
Pacira Pharmaceuticals, Inc. (a) (b)	110,777	3,212,533

Professional Services—5.9%
Huron Consulting Group, Inc. (a)	105,681	4,886,689
On Assignment, Inc. (a)	154,772	4,135,508
The Advisory Board Co. (a)	106,430	5,816,399
The Corporate Executive Board Co.	105,216	6,651,756
WageWorks, Inc. (a)	155,444	5,355,046

		26,845,398

Road & Rail—1.1%
Genesee & Wyoming, Inc. (a)	58,660	4,976,714

Semiconductors & Semiconductor Equipment—5.0%
Cavium, Inc. (a) (b)	110,802	3,919,067
Hittite Microwave Corp. (a) (b)	78,912	4,576,896
Semtech Corp. (a)	106,069	3,715,597
Silicon Laboratories, Inc. (a)	92,620	3,835,394

Semiconductors & Semiconductor Equipment—(Continued)
Ultratech, Inc. (a)	104,750	$3,846,420
Volterra Semiconductor Corp. (a)	196,879	2,779,932

		22,673,306

Software—8.2%
Aspen Technology, Inc. (a)	136,175	3,920,478
CommVault Systems, Inc. (a)	50,642	3,843,221
FleetMatics Group plc (a) (b)	75,135	2,496,736
Guidewire Software, Inc. (a) (b)	150,504	6,328,693
Imperva, Inc. (a)	109,871	4,948,590
QLIK Technologies, Inc. (a)	161,876	4,576,235
Sourcefire, Inc. (a) (b)	81,421	4,522,937
Ultimate Software Group, Inc. (a)	56,487	6,625,360

		37,262,250

Specialty Retail—5.8%
Asbury Automotive Group, Inc. (a)	117,682	4,719,048
Cabela’s, Inc. (a) (b)	49,633	3,214,233
Chico’s FAS, Inc.	218,062	3,720,138
Hibbett Sports, Inc. (a) (b)	84,830	4,708,065
Lumber Liquidators Holdings, Inc. (a) (b)	35,615	2,773,340
rue21, inc. (a) (b)	78,369	3,260,934
Tile Shop Holdings, Inc. (a)	135,943	3,936,909

		26,332,667

Textiles, Apparel & Luxury Goods—2.1%
Oxford Industries, Inc. (b)	71,945	4,489,368
Tumi Holdings, Inc. (a)	202,647	4,863,528

		9,352,896

Total Common Stock (Identified Cost $332,686,886)		438,341,886

Short Term Investments—22.9%

Mutual Funds—19.1%
State Street Navigator Securities Lending MET Portfolio (c)	86,170,587	86,170,587

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $17,290,014 on 07/01/13, collateralized by $18,280,000 Federal Home Loan Mortgage Corp at 1.650% due 11/15/19 with a value of $17,640,200.	$17,290,000	17,290,000

Total Short Term Investments (Identified Cost $103,460,587)		103,460,587

Total Investments—119.7% (Identified Cost $436,147,473) (d)		541,802,473
Liabilities in excess of other assets		(89,095,526)

Net Assets—100.0%		$452,706,947

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $83,657,006 and the collateral received consisted of cash in the amount of $86,170,587. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $436,147,473. The aggregate unrealized appreciation and depreciation of investments was $110,011,357 and $(4,356,357), respectively, resulting in net unrealized appreciation of $105,655,000.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$438,341,886	$—	$—	$438,341,886
Short Term Investments
Mutual Funds	86,170,587	—	—	86,170,587
Repurchase Agreement	—	17,290,000	—	17,290,000
Total Short Term Investments	86,170,587	17,290,000	—	103,460,587
Total Investments	$524,512,473	$17,290,000	$—	$541,802,473

Collateral for Securities Loaned (Liability)	$—	$(86,170,587)	$—	$(86,170,587)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$541,802,473
Cash	300
Receivable for:
Investments sold	1,475,268
Fund shares sold	207,826
Dividends and interest	53,769

Total Assets	543,539,636
Liabilities
Payable for:
Investments purchased	3,936,817
Fund shares redeemed	306,963
Collateral for securities loaned	86,170,587
Accrued expenses:
Management fees	302,217
Distribution and service fees	15,173
Deferred trustees’ fees	35,671
Other expenses	65,261

Total Liabilities	90,832,689

Net Assets	$452,706,947

Net assets consist of:
Paid-in surplus	$343,868,155
Undistributed net investment loss	(1,253,882)
Accumulated net realized gains	4,437,674
Unrealized appreciation on investments and foreign currency transactions	105,655,000

Net Assets	$452,706,947

Net Assets
Class A	$375,505,193
Class B	69,992,688
Class E	7,209,066
Capital Shares Outstanding*
Class A	27,331,354
Class B	5,261,498
Class E	534,090
Net Asset Value, Offering and Redemption Price Per Share
Class A	$13.74
Class B	13.30
Class E	13.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $436,147,473.
(b)	Includes securities on loan with a value of $83,657,006.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$370,912
Securities lending income	272,027
Interest	460

Total investment income	643,399
Expenses
Management fees	1,875,966
Distribution and service fees—Class B	81,578
Distribution and service fees—Class E	4,978
Administration fees	3,020
Trustees’ fees and expenses	12,744
Custodian and accounting	23,306
Audit and tax services	17,005
Legal	11,795
Shareholder reporting	20,359
Insurance	837
Miscellaneous	3,532

Total expenses	2,055,120
Less broker commission recapture	(13,611)
Less management fee waivers	(183,646)

Net expenses	1,857,863

Net Investment Loss	(1,214,464)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	26,855,296

Net change in unrealized appreciation on:
Investments	62,411,317

Net realized and unrealized gain	89,266,613

Net Increase in Net Assets From Operations	$88,052,149

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,214,464)	$(1,213,443)
Net realized gain	26,855,296	18,612,940
Net change in unrealized appreciation	62,411,317	29,657,798

Increase in net assets from operations	88,052,149	47,057,295

Decrease in net assets from capital share transactions	(12,898,440)	(93,039,271)

Total increase (decrease) in net assets	75,153,709	(45,981,976)

Net Assets
Beginning of the period	377,553,238	423,535,214

End of the period	$452,706,947	$377,553,238

Undistributed Net Investment Loss
End of the period	$(1,253,882)	$(39,418)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,873,242	$35,596,298	2,124,521	$22,910,912
Redemptions	(3,476,973)	(44,049,492)	(9,638,662)	(106,552,103)

Net decrease	(603,731)	$(8,453,194)	(7,514,141)	$(83,641,191)

Class B
Sales	268,573	$3,327,560	496,842	$5,203,334
Redemptions	(600,001)	(7,337,901)	(1,260,604)	(13,239,525)

Net decrease	(331,428)	$(4,010,341)	(763,762)	$(8,036,191)

Class E
Sales	24,663	$316,474	19,728	$210,060
Redemptions	(61,723)	(751,379)	(147,889)	(1,571,949)

Net decrease	(37,060)	$(434,905)	(128,161)	$(1,361,889)

Decrease derived from capital share transactions		$(12,898,440)		$(93,039,271)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13		$10.01	$9.72	$7.38	$5.68	$10.68

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.03)	(0.06)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.64		1.15	0.35	2.40	1.76	(4.08)

Total from Investment Operations	2.61		1.12	0.29	2.34	1.70	(4.11)

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.89	)(f)

Total Distributions	0.00		0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$13.74		$11.13	$10.01	$9.72	$7.38	$5.68

Total Return (%) (b)	23.45	(c)	11.19	2.98	31.71	29.93	(41.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(d)	0.96	0.96	1.07	1.33	1.03
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.87	0.88	1.02	1.30	1.03
Ratio of net investment loss to average net assets (%)	(0.54	)(d)	(0.26)	(0.58)	(0.75)	(1.07)	(0.31)
Portfolio turnover rate (%)	27	(c)	74	74	73	170	68
Net assets, end of period (in millions)	$375.5		$311.0	$354.8	$28.4	$22.3	$17.5

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.79		$9.73	$9.47	$7.21	$5.56	$10.49

Income (Loss) from Investment Operations
Net investment loss (a)	(0.05)		(0.05)	(0.09)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.56		1.11	0.35	2.34	1.73	(3.99)

Total from Investment Operations	2.51		1.06	0.26	2.26	1.65	(4.04)

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.89	)(f)

Total Distributions	0.00		0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$13.30		$10.79	$9.73	$9.47	$7.21	$5.56

Total Return (%) (b)	23.26	(c)	10.89	2.75	31.35	29.68	(41.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(d)	1.21	1.21	1.32	1.58	1.28
Net ratio of expenses to average net assets (%) (e)	1.11	(d)	1.12	1.13	1.27	1.55	1.28
Ratio of net investment loss to average net assets (%)	(0.79	)(d)	(0.51)	(0.86)	(1.00)	(1.32)	(0.58)
Portfolio turnover rate (%)	27	(c)	74	74	73	170	68
Net assets, end of period (in millions)	$70.0		$60.4	$61.8	$66.4	$56.6	$41.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.94		$9.86	$9.58	$7.29	$5.61	$10.58

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.04)	(0.08)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	2.60		1.12	0.36	2.36	1.75	(4.04)

Total from Investment Operations	2.56		1.08	0.28	2.29	1.68	(4.08)

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.89	)(f)

Total Distributions	0.00		0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$13.50		$10.94	$9.86	$9.58	$7.29	$5.61

Total Return (%) (b)	23.40	(c)	10.95	2.92	31.41	29.95	(41.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(d)	1.11	1.11	1.22	1.48	1.18
Net ratio of expenses to average net assets (%) (e)	1.01	(d)	1.02	1.03	1.17	1.45	1.18
Ratio of net investment loss to average net assets (%)	(0.69	)(d)	(0.41)	(0.76)	(0.90)	(1.22)	(0.48)
Portfolio turnover rate (%)	27	(c)	74	74	73	170	68
Net assets, end of period (in millions)	$7.2		$6.3	$6.9	$7.8	$7.0	$5.9

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(f)	Includes a tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $17,290,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$110,651,663	$0	$132,777,130

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $4,893,065 and are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$1,875,966	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2012 and 2011.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$42,690,577	$(21,864,516)	$—	$20,826,061

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $21,864,516.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 17.74%, 17.60%, and 17.66%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 16.10%.

MARKET ENVIRONMENT/CONDITIONS

In the first half of 2013, U.S. stocks continued to benefit from ongoing monetary stimulus from the Federal Reserve and other major central banks around the world. In the U.S., further strength in the housing market, improving labor market conditions, and subdued inflation contributed to a positive backdrop for stocks. The U.S. economy remained a relative bright spot among the world’s major economies despite a level of growth that is below average for a typical recovery. Europe has been stalled in recession and China is dealing with a slowdown in growth. Markets were rattled in late May and then again in June by speculation that the Federal Reserve could taper its bond purchases sooner than expected. This led to a big back up in interest rates with the yield on the U.S. 10-year Treasury Note vaulting upwards roughly 100 basis points from early May to late June. Even with the rise, interest rates remain historically low.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio participated in the market’s gains and outperformed the Russell Midcap Value Index. Relative returns benefited from strong stock selection in the Consumer Discretionary, Industrials, and Financials sectors. H&R Block, Inc. led our gains in the Consumer Discretionary sector. Our biggest contributors in the Industrials sector were Towers Watson & Co. and Jacobs Engineering Group, Inc. Our underweight exposure to Real Estate Investment Trusts helped us in the Financials sector. Sector positioning was also helpful owing to an outsized position in the Technology sector and a low weighting in the Materials sector. Hurting relative performance was underperformance by our Energy and Technology holdings. Laggards in those sectors included McDermott International, Inc. and Autodesk, Inc., respectively.

Our biggest sector-level changes during the period were a reduction in our exposure to the Industrials sector and an increase in weighting in the Consumer Discretionary sector. In the Industrials sector we sold Spirit Aerosystems Holdings, Inc. and Flowserve Corp. In the Consumer Discretionary sector, our largest purchase was Coach, Inc. Other meaningful new purchases included KLA-Tencor Corp., Edison International, and Kinross Gold Corp.

As of June 30, 2013 the Portfolio was notably overweight the Technology, Industrials, and Energy sectors, and underweight the Financials, Health Care, Materials, and Utilities sectors.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Manager

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	17.74	27.53	7.76	6.34
Class B	17.60	27.21	7.49	6.08
Class E	17.66	27.34	7.59	6.19
Russell Midcap Value Index	16.10	27.65	8.87	10.92

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
CIGNA Corp.	2.9
The Kroger Co.	2.9
Jacobs Engineering Group, Inc.	2.5
Alleghany Corp.	2.5
NYSE Euronext	2.5
Avnet, Inc.	2.5
Analog Devices, Inc.	2.4
The Allstate Corp.	2.4
Lam Research Corp.	2.3
Towers Watson & Co.	2.2

Top Sectors

% of Long Term Investments
Information Technology	25.9
Financials	23.2
Industrials	16.1
Energy	11.9
Consumer Discretionary	11.4
Health Care	4.3
Consumer Staples	3.8
Utilities	2.0
Materials	1.4

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.84%	$1,000.00	$1,177.40	$4.53
	Hypothetical*	0.84%	$1,000.00	$1,020.57	$4.21

Class B	Actual	1.09%	$1,000.00	$1,176.00	$5.88
	Hypothetical*	1.09%	$1,000.00	$1,019.32	$5.46

Class E	Actual	0.99%	$1,000.00	$1,176.60	$5.34
	Hypothetical*	0.99%	$1,000.00	$1,019.82	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
L-3 Communications Holdings, Inc.	243,200	$20,851,968
Rockwell Collins, Inc. (a)	336,000	21,305,760

		42,157,728

Capital Markets—1.2%
Northern Trust Corp.	294,000	17,022,600

Commercial Banks—1.0%
M&T Bank Corp.	126,700	14,158,725

Commercial Services & Supplies—1.2%
Republic Services, Inc.	486,400	16,508,416

Computers & Peripherals—1.4%
Lexmark International, Inc. (Class A) (a)	640,400	19,577,028

Construction & Engineering—2.5%
Jacobs Engineering Group, Inc. (b)	647,400	35,691,162

Diversified Consumer Services—2.1%
H&R Block, Inc.	1,075,100	29,834,025

Diversified Financial Services—2.5%
NYSE Euronext	839,800	34,767,721

Electric Utilities—1.6%
Edison International	465,100	22,399,216

Electrical Equipment—1.8%
Hubbell, Inc. (Class B)	255,551	25,299,549

Electronic Equipment, Instruments & Components—8.9%
Arrow Electronics, Inc. (b)	780,436	31,100,375
Avnet, Inc. (b)	1,025,200	34,446,720
FLIR Systems, Inc.	1,170,500	31,568,385
Ingram Micro, Inc. (b)	1,511,700	28,707,183

		125,822,663

Energy Equipment & Services—4.5%
Ensco plc	463,954	26,965,006
McDermott International, Inc. (a) (b)	1,805,600	14,769,808
Patterson-UTI Energy, Inc. (a)	1,161,800	22,486,639

		64,221,453

Food & Staples Retailing—3.6%
Sysco Corp. (a)	303,700	10,374,392
The Kroger Co.	1,189,700	41,092,238

		51,466,630

Health Care Equipment & Supplies—1.2%
Becton, Dickinson & Co.	168,000	16,603,440

Health Care Providers & Services—2.9%
CIGNA Corp.	567,090	41,108,354

Insurance—15.1%
Alleghany Corp. (b)	92,555	$35,477,257
Allied World Assurance Co. Holdings AG	180,277	16,497,148
Aon plc	362,388	23,319,668
Arch Capital Group, Ltd. (a) (b)	564,100	29,000,381
Loews Corp.	519,600	23,070,240
The Allstate Corp.	696,300	33,505,956
The Progressive Corp.	1,179,300	29,977,806
Torchmark Corp.	344,700	22,453,758

		213,302,214

Internet & Catalog Retail—1.0%
Liberty Interactive Corp. (Series A) (b)	625,000	14,381,250

IT Services—4.3%
Broadridge Financial Solutions, Inc. (a)	702,700	18,677,766
SAIC, Inc. (a)	853,700	11,892,041
The Western Union Co. (a)	1,761,800	30,144,398

		60,714,205

Leisure Equipment & Products—1.6%
Mattel, Inc.	506,600	22,954,046

Machinery—0.8%
Joy Global, Inc. (a)	225,200	10,928,956

Media—1.8%
Omnicom Group, Inc. (a)	414,700	26,072,189

Metals & Mining—1.3%
Kinross Gold Corp.	3,615,200	18,437,520

Multi-Utilities—0.3%
SCANA Corp.	87,600	4,301,160

Oil, Gas & Consumable Fuels—6.7%
Cimarex Energy Co.	468,900	30,473,811
Hess Corp.	385,000	25,598,650
SM Energy Co.	322,700	19,355,546
Southwestern Energy Co. (b)	549,500	20,073,235

		95,501,242

Professional Services—5.0%
Manpower, Inc.	385,000	21,098,000
The Dun & Bradstreet Corp. (a)	179,800	17,521,510
Towers Watson & Co.	385,700	31,604,258

		70,223,768

Real Estate Investment Trusts—2.4%
Annaly Capital Management, Inc.	838,100	10,534,917
Hatteras Financial Corp.	925,500	22,804,320

		33,339,237

Road & Rail—1.1%
Ryder System, Inc.	252,000	15,319,080

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—6.6%
Analog Devices, Inc.	757,600	$34,137,456
Applied Materials, Inc.	108,500	1,617,735
KLA-Tencor Corp.	436,800	24,342,864
Lam Research Corp. (b)	736,700	32,665,278

		92,763,333

Software—3.5%
Autodesk, Inc. (b)	350,000	11,879,000
Open Text Corp. (a)	356,900	24,436,943
Synopsys, Inc. (b)	383,200	13,699,400

		50,015,343

Specialty Retail—2.3%
Aaron’s, Inc.	162,100	4,540,421
Bed Bath & Beyond, Inc. (b)	388,400	27,537,560

		32,077,981

Textiles, Apparel & Luxury Goods—1.9%
Coach, Inc.	479,400	27,368,946

Total Common Stock (Identified Cost $1,023,861,675)		1,344,339,180

Short Term Investments—13.9%

Mutual Funds—8.7%
State Street Navigator Securities Lending MET Portfolio (c)	123,496,919	123,496,919

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $73,608,061 on 07/01/13, collateralized by $75,745,000 U. S. Treasury Note at 0.750% due 06/30/17 with a value of $75,082,231.	$73,608,000	$73,608,000

Total Short Term Investments (Identified Cost $197,104,919)		197,104,919

Total Investments—109.0% (Identified Cost $1,220,966,594) (d)		1,541,444,099
Liabilities in excess of other assets		(127,402,935)

Net Assets—100.0%		$1,414,041,164

(a)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $120,622,003 and the collateral received consisted of cash in the amount of $123,496,919. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,220,966,594. The aggregate unrealized appreciation and depreciation of investments was $344,341,685 and $(23,864,180), respectively, resulting in net unrealized appreciation of $320,477,505.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,344,339,180	$—	$—	$1,344,339,180
Short Term Investments
Mutual Funds	123,496,919	—	—	123,496,919
Repurchase Agreement	—	73,608,000	—	73,608,000
Total Short Term Investments	123,496,919	73,608,000	—	197,104,919
Total Investments	$1,467,836,099	$73,608,000	$—	$1,541,444,099

Collateral for Securities Loaned (Liability)	$—	$(123,496,919)	$—	$(123,496,919)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,541,444,099
Cash	263,357
Receivable for:
Investments sold	5,956,808
Fund shares sold	450,357
Dividends and interest	2,324,894

Total Assets	1,550,439,515
Liabilities
Payable for:
Investments purchased	11,007,657
Fund shares redeemed	620,588
Collateral for securities loaned	123,496,919
Accrued expenses:
Management fees	944,455
Distribution and service fees	101,661
Deferred trustees’ fees	39,087
Other expenses	187,984

Total Liabilities	136,398,351

Net Assets	$1,414,041,164

Net assets consist of:
Paid-in surplus	$1,193,314,723
Undistributed net investment income	7,001,337
Accumulated net realized losses	(106,752,401)
Unrealized appreciation on investments and foreign currency transactions	320,477,505

Net Assets	$1,414,041,164

Net Assets
Class A	$879,462,361
Class B	428,628,906
Class E	105,949,897
Capital Shares Outstanding*
Class A	3,805,587
Class B	1,902,655
Class E	464,579
Net Asset Value, Offering and Redemption Price Per Share
Class A	$231.10
Class B	225.28
Class E	228.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,220,966,594.
(b)	Includes securities on loan with a value of $120,622,003.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$12,863,918
Securities lending income	156,233
Interest	3,136

Total investment income	13,023,287
Expenses
Management fees	5,543,614
Distribution and service fees—Class B	525,887
Distribution and service fees—Class E	79,058
Administration fees	9,422
Trustees’ fees and expenses	16,044
Custodian and accounting	54,189
Audit and tax services	17,005
Legal	11,795
Shareholder reporting	63,208
Insurance	918
Miscellaneous	9,333

Total expenses	6,330,473
Less broker commission recapture	(21,150)

Net expenses	6,309,323

Net Investment Income	6,713,964

Net Realized and Unrealized Gain
Net realized gain on:
Investments	67,075,241

Net change in unrealized appreciation on:
Investments	145,364,258

Net realized and unrealized gain	212,439,499

Net Increase in Net Assets From Operations	$219,153,463

(a)	Net of foreign taxes of $57,764.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,713,964	$13,555,827
Net realized gain	67,075,241	96,350,321
Net change in unrealized appreciation	145,364,258	29,291,151

Increase in net assets from operations	219,153,463	139,197,299

From Distributions to Shareholders
Net investment income
Class A	(8,743,922)	(7,479,743)
Class B	(3,398,401)	(3,099,091)
Class E	(927,132)	(896,810)

Total distributions	(13,069,455)	(11,475,644)

Decrease in net assets from capital share transactions	(49,338,507)	(90,434,681)

Total increase in net assets	156,745,501	37,286,974

Net Assets
Beginning of the period	1,257,295,663	1,220,008,689

End of the period	$1,414,041,164	$1,257,295,663

Undistributed Net Investment Income
End of the period	$7,001,337	$13,356,828

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	282,871	$63,563,911	177,476	$33,377,136
Reinvestments	39,939	8,743,922	39,483	7,479,743
Redemptions	(396,966)	(88,392,265)	(425,058)	(80,810,734)

Net decrease	(74,156)	$(16,084,432)	(208,099)	$(39,953,855)

Class B
Sales	68,772	$15,135,171	153,457	$28,054,806
Reinvestments	15,916	3,398,401	16,767	3,099,091
Redemptions	(197,028)	(42,895,531)	(355,155)	(65,568,302)

Net decrease	(112,340)	$(24,361,959)	(184,931)	$(34,414,405)

Class E
Sales	12,953	$2,860,911	24,464	$4,534,345
Reinvestments	4,290	927,132	4,795	896,810
Redemptions	(57,653)	(12,680,159)	(115,606)	(21,497,576)

Net decrease	(40,410)	$(8,892,116)	(86,347)	$(16,066,421)

Decrease derived from capital share transactions		$(49,338,507)		$(90,434,681)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$198.30		$179.02	$169.21	$148.14	$105.95	$219.43

Income (Loss) from Investment Operations
Net investment income (a)	1.19		2.22	1.73	1.67	1.19	1.29
Net realized and unrealized gain (loss) on investments	33.89		18.92	9.78	20.55	42.37	(93.36)

Total from Investment Operations	35.08		21.14	11.51	22.22	43.56	(92.07)

Less Distributions
Distributions from net investment income	(2.28)		(1.86)	(1.70)	(1.15)	(1.37)	(0.67)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(20.74)

Total Distributions	(2.28)		(1.86)	(1.70)	(1.15)	(1.37)	(21.41)

Net Asset Value, End of Period	$231.10		$198.30	$179.02	$169.21	$148.14	$105.95

Total Return (%) (b)	17.74	(c)	11.86	6.76	15.04	41.56	(46.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.84	0.84	0.85	0.78
Net ratio of expenses to average net assets (%) (e)	N/A		N/A	N/A	N/A	N/A	0.78
Ratio of net investment income to average net assets (%)	1.07	(d)	1.17	0.97	1.09	0.97	0.77
Portfolio turnover rate (%)	13	(c)	23	30	39	143	58
Net assets, end of period (in millions)	$879.5		$769.4	$731.8	$876.7	$857.0	$493.4

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$193.14		$174.44	$164.99	$144.56	$103.30	$214.35

Income (Loss) from Investment Operations
Net investment income (a)	0.88		1.69	1.30	1.27	0.84	0.92
Net realized and unrealized gain (loss) on investments	33.03		18.44	9.47	20.01	41.39	(91.16)

Total from Investment Operations	33.91		20.13	10.77	21.28	42.23	(90.24)

Less Distributions
Distributions from net investment income	(1.77)		(1.43)	(1.32)	(0.85)	(0.97)	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(20.74)

Total Distributions	(1.77)		(1.43)	(1.32)	(0.85)	(0.97)	(20.81)

Net Asset Value, End of Period	$225.28		$193.14	$174.44	$164.99	$144.56	$103.30

Total Return (%) (b)	17.60	(c)	11.58	6.49	14.76	41.20	(46.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(d)	1.10	1.09	1.09	1.10	1.03
Net ratio of expenses to average net assets (%) (e)	N/A		N/A	N/A	N/A	N/A	1.03
Ratio of net investment income to average net assets (%)	0.81	(d)	0.92	0.75	0.85	0.71	0.57
Portfolio turnover rate (%)	13	(c)	23	30	39	143	58
Net assets, end of period (in millions)	$428.6		$389.2	$383.8	$384.0	$353.7	$262.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$195.57		$176.60	$166.99	$146.26	$104.55	$216.73

Income (Loss) from Investment Operations
Net investment income (a)	0.99		1.89	1.46	1.41	0.97	1.07
Net realized and unrealized gain (loss) on investments	33.46		18.68	9.62	20.29	41.87	(92.21)

Total from Investment Operations	34.45		20.57	11.08	21.70	42.84	(91.14)

Less Distributions
Distributions from net investment income	(1.96)		(1.60)	(1.47)	(0.97)	(1.13)	(0.30)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(20.74)

Total Distributions	(1.96)		(1.60)	(1.47)	(0.97)	(1.13)	(21.04)

Net Asset Value, End of Period	$228.06		$195.57	$176.60	$166.99	$146.26	$104.55

Total Return (%) (b)	17.66	(c)	11.69	6.60	14.87	41.34	(46.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(d)	1.00	0.99	0.99	1.00	0.93
Net ratio of expenses to average net assets (%) (e)	N/A		N/A	N/A	N/A	N/A	0.93
Ratio of net investment income to average net assets (%)	0.91	(d)	1.01	0.83	0.94	0.81	0.66
Portfolio turnover rate (%)	13	(c)	23	30	39	143	58
Net assets, end of period (in millions)	$105.9		$98.8	$104.4	$118.6	$121.3	$99.4

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets in 2008 includes the effect of management fee waivers which expired in 2008.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $73,608,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$172,757,098	$0	$247,890,747

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $7,792,959 and are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$5,543,614	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$11,475,644	$12,823,426	$—	$—	$—	$—	$11,475,644	$12,823,426

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$13,403,080	$—	$174,848,641	$(173,563,036)	$—	$14,688,685

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $173,563,036.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed By Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 4.07% and 3.98%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 3.50%.

MARKET ENVIRONMENT/CONDITIONS

Developed markets ex-U.S., as measured by the MSCI World ex-U.S. Index (net dividends), started the year very strongly and were up by close to 10% in the first four months of the year. However, poor returns in May and, especially, June wiped away most of those gains, with the Index ending the first 6 months of the year up by only 3.1%. Market volatility, which was fairly muted in the first quarter, rose significantly in the second quarter. The increase in market volatility likely reflected to some extent greater uncertainty among market participants regarding the timing and direction of monetary policy by some of the world’s leading central banks in the coming months.

There was substantial dispersion in the performance of different developed markets. For instance, using the MSCI Investable Market Indices country indices, the difference between the best-performing market, Japan, and the worst-performing market, Greece, was over 32% (16.1% vs. -16.1%). The U.S. dollar appreciated against all major currencies, especially the Japanese yen and the Australian dollar. The overall impact of currency fluctuations on the dollar-denominated returns of developed market equities was -6.8%. Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap) outperformed large caps (MSCI World ex-U.S. Large Cap) by 0.8% in the six month period ended June 30, 2013. Consumer Discretionary and Health Care were the top-performing sectors during the period, while Materials was by far the worst-performing sector. In the small cap universe, Information Technology and Consumer Discretionary were the top performers, while Materials were, once again, the worst performers by far.

PORTFOLIO REVIEW/PERIOD END POSITIONING

For the six months ended June 30, 2013, the Portfolio’s lower allocation than the benchmark (MSCI World ex-U.S. Small Cap Index (Net Dividends) (the “Index”)) to stocks in Australia and Canada benefited the Portfolio’s relative performance, as these were two of the worst performing developed markets during the period. To an extent, this is related to the Portfolio’s lower allocation than the Index to Energy and Materials, which also underperformed, as Australia and Canada have greater exposure to these sectors. The Portfolio’s exclusion of Real Estate Investment Trusts (“REITs”) benefited relative performance, as REITs also underperformed during the period. Finally, within the small-cap universe, the Portfolio held a relatively greater allocation to larger market capitalization securities in the United Kingdom. At the same time, it held a relatively lesser allocation to that same category in Japan. Because the larger end of the small cap universe outperformed in both markets, the Portfolio’s relative exposure in the United Kingdom benefited performance, while relative exposure in the Japanese market detracted from that performance.

The Met/Dimensional International Small Company Portfolio seeks to capture the return premiums of small company stocks in developed non-U.S. markets in a cost effective manner. This is achieved by investing in companies whose market capitalizations are in approximately the smallest 10% - 15% of the investment universe of each eligible developed non-U.S. country’s total market universe. Sector and industry allocations are generally an outcome of our overall processes designed to capture the small cap asset class, as opposed to an input to those processes, with the exception of REITs, which are considered ineligible for purchase by the Portfolio. Changes in economic and overall market conditions typically do not impact our portfolio construction processes, except to the extent that they impact the pricing and characteristics of individual securities at the security level. As of June 30, 2013, the Portfolio held approximately 4,000 securities with a weighted average total market capitalization of $1,677 million and a median total market capitalization of $356 million.

Karen Umland

Joseph Chi

Jed Fogdall

Henry Gray

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	4.07	18.83	14.04
Class B	3.98	18.51	13.76
MSCI World ex-U.S. Small Cap Index	3.50	17.82	15.45

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Persimmon plc	0.4
William Hill plc	0.4
Meggitt plc	0.4
Ashtead Group plc	0.3
Travis Perkins plc	0.3
GN Store Nord A/S	0.3
Cobham plc	0.3
Alcatel-Lucent	0.3
Barratt Developments plc	0.3
Taylor Wimpey plc	0.3

Top Countries

% of Market Value of Total Investments
Japan	24.3
United Kingdom	21.5
Canada	8.8
Australia	5.0
Germany	4.8
Switzerland	4.6
France	4.0
Sweden	3.7
Hong Kong	2.9
Italy	2.8

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.99%	$1,000.00	$1,040.70	$5.01
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class B(a)	Actual	1.24%	$1,000.00	$1,039.80	$6.27
	Hypothetical*	1.24%	$1,000.00	$1,018.65	$6.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—5.0%
ABM Resources NL (a)	200,680	$4,386
Acrux, Ltd.	4,166	13,374
Adelaide Brighton, Ltd.	230,220	692,334
Aditya Birla Minerals, Ltd.	49,372	17,344
AED Oil, Ltd. (a) (b) (d)	93,946	0
Ainsworth Game Technology, Ltd.	24,018	88,422
AJ Lucas Group, Ltd. (a)	34,363	37,715
Alchemia, Ltd. (a)	56,649	16,551
Alcyone Resources, Ltd. (a) (d)	101,457	835
Alkane Resources, Ltd. (a)	120,355	33,163
Alliance Resources, Ltd. (a)	81,385	7,443
Altium, Ltd.	6,736	8,341
Altona Mining, Ltd. (a)	67,875	8,372
AMA Group, Ltd.	90,664	23,204
Amalgamated Holdings, Ltd.	32,994	249,599
Amcom Telecommunications, Ltd.	108,430	195,378
Ampella Mining, Ltd. (a) (c)	17,919	2,128
Ansell, Ltd. (c)	64,728	1,043,666
Antares Energy, Ltd. (a)	111,036	47,548
AP Eagers, Ltd.	223	828
APN News & Media, Ltd. (c)	240,460	54,780
Aquarius Platinum, Ltd. (a)	39,840	23,444
Aquila Resources, Ltd. (a) (c)	54,538	87,712
Arafura Resources, Ltd. (a)	91,975	6,807
ARB Corp., Ltd.	20,473	212,819
Aristocrat Leisure, Ltd. (c)	172,594	671,608
Arrium, Ltd.	761,674	536,915
ASG Group, Ltd.	59,850	18,337
Atlantic, Ltd. (a)	22,059	4,708
Atlas Iron, Ltd.	440,611	296,154
Aurora Oil & Gas, Ltd. (a)	197,317	520,446
Ausdrill, Ltd. (c)	152,607	119,588
Ausenco, Ltd.	53,365	96,689
Austal, Ltd. (a)	66,437	45,758
Austbrokers Holdings, Ltd.	17,953	178,879
Austin Engineering, Ltd. (c)	22,852	65,769
Australian Agricultural Co., Ltd. (a)	124,340	132,271
Australian Infrastructure Fund, Ltd.	269,584	2,712
Australian Pharmaceutical Industries, Ltd.	174,311	70,728
Automotive Holdings Group, Ltd.	102,926	301,226
AVJennings, Ltd. (a)	10,332	4,129
AWE, Ltd. (a)	335,940	379,047
Azimuth Resources, Ltd. (a)	41,035	9,681
Bandanna Energy, Ltd. (a) (c)	179,193	16,192
Bank of Queensland, Ltd.	16,803	132,930
BC Iron, Ltd.	45,469	134,153
Beach Energy, Ltd.	676,773	697,197
Berkeley Resources, Ltd. (a)	25,720	5,502
Billabong International, Ltd. (a)	157,225	21,418
Bionomics, Ltd. (a)	34,095	10,618
Blackmores, Ltd.	5,780	142,406
Blackthorn Resources, Ltd. (a)	28,882	5,736
BlueScope Steel, Ltd. (a)	48,008	203,542
Boart Longyear, Ltd. (c)	232,690	142,380
Boom Logistics, Ltd. (a)	73,674	5,864
Bradken, Ltd. (c)	90,619	357,213
Breville Group, Ltd.	35,288	227,850

Australia—(Continued)
Brickworks, Ltd.	4,295	$49,867
BT Investment Management, Ltd.	11,643	32,509
Buccaneer Energy, Ltd. (a)	246,364	8,136
Buru Energy, Ltd. (a) (c)	38,731	42,841
Cabcharge Australia, Ltd. (c)	55,813	205,147
Cape Lambert Resources, Ltd. (a)	97,229	8,824
Capral, Ltd. (a)	136,176	24,327
Cardno, Ltd. (c)	46,504	219,917
Carnarvon Petroleum, Ltd. (a)	251,902	9,236
carsales.com, Ltd.	63,272	543,357
Cash Converters International, Ltd.	139,149	134,679
Cedar Woods Properties, Ltd.	26,836	126,523
Central Petroleum, Ltd. (a)	122,859	8,203
Ceramic Fuel Cells, Ltd. (a)	142,981	5,094
Chalice Gold Mines, Ltd. (a)	25,904	3,677
Chandler Macleod Group, Ltd.	16,111	5,875
Citigold Corp., Ltd. (a)	104,691	4,217
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	14,269
Clough, Ltd.	123,906	120,872
Coal of Africa, Ltd. (a)	133,534	22,936
Coalspur Mines, Ltd. (a) (c)	94,441	24,617
Cobar Consolidated Resources, Ltd. (a)	29,848	2,290
Cockatoo Coal, Ltd. (a)	292,461	7,204
Codan, Ltd. (c)	48,344	67,003
Coffey International, Ltd. (a)	63,637	6,664
Collection House, Ltd.	18,260	27,343
Collins Foods, Ltd.	4,975	7,602
Comet Ridge, Ltd. (a)	6,288	1,260
Cooper Energy, Ltd. (a)	123,859	42,498
Coventry Group, Ltd.	2,905	7,125
Credit Corp. Group, Ltd.	13,415	114,878
Crusader Resources, Ltd. (a)	7,806	1,547
CSG, Ltd.	35,179	30,082
CSR, Ltd.	282,278	573,380
Cudeco, Ltd. (a) (c)	51,210	93,038
Cue Energy Resources, Ltd. (a)	171,183	17,221
Data #3, Ltd.	55,471	54,394
David Jones, Ltd. (c)	263,552	609,470
Decmil Group, Ltd. (c)	78,776	127,514
Deep Yellow, Ltd. (a)	271,919	8,183
Devine, Ltd.	46,180	28,231
Discovery Metals, Ltd. (a) (c)	117,087	14,418
Domino’s Pizza Enterprises, Ltd.	11,943	121,932
Downer EDI, Ltd.	232,306	755,371
Dragon Mining, Ltd. (a)	5,660	750
Drillsearch Energy, Ltd. (a) (c)	215,714	205,992
DuluxGroup, Ltd. (c)	183,163	704,156
DWS, Ltd.	36,847	48,527
Elders, Ltd. (a) (c)	150,466	9,220
Elemental Minerals, Ltd. (a)	26,469	11,020
Emeco Holdings, Ltd.	314,914	80,125
Empire Oil & Gas NL (a)	591,457	5,900
Energy Resources of Australia, Ltd. (a) (c)	40,323	43,935
Energy World Corp., Ltd. (a)	389,239	137,871
Entek Energy, Ltd. (a)	93,168	2,278
Envestra, Ltd.	514,190	465,357
Equatorial Resources, Ltd. (a)	18,658	8,176

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Equity Trustees, Ltd.	452	$6,154
ERM Power, Ltd.	449	1,027
eServGlobal, Ltd. (a)	43,068	13,659
Ethane Pipeline Income Fund	3,869	6,203
Euroz, Ltd.	21,953	20,059
Evolution Mining, Ltd. (a)	113,688	59,158
Fairfax Media, Ltd. (c)	895,344	405,347
Fantastic Holdings, Ltd.	1,151	2,070
FAR, Ltd. (a)	882,955	21,758
Finbar Group, Ltd.	6,909	7,914
FKP Property Group	98,519	113,891
Fleetwood Corp., Ltd. (c)	30,946	101,522
FlexiGroup, Ltd.	50,884	202,215
Flinders Mines, Ltd. (a)	606,380	15,993
Focus Minerals, Ltd. (a)	1,919,942	24,581
Forge Group, Ltd.	21,614	82,955
Funtastic, Ltd.	88,662	12,529
G8 Education, Ltd.	58,760	131,111
Galaxy Resources, Ltd. (a) (b) (d)	75,661	10,725
Geodynamics, Ltd. (a)	82,317	6,517
Gindalbie Metals, Ltd. (a) (c)	346,087	34,498
Global Construction Services, Ltd.	9,380	3,752
Golden Rim Resources, Ltd. (a)	47,205	473
Goodman Fielder, Ltd. (a)	1,046,927	701,886
GrainCorp, Ltd. - Class A	92,744	1,064,643
Grange Resources, Ltd.	120,000	17,380
Greencross, Ltd.	653	2,829
Greenland Minerals & Energy, Ltd. (a)	69,811	14,367
Gryphon Minerals, Ltd. (a) (c)	118,469	13,970
GUD Holdings, Ltd. (c)	44,683	243,103
Gujarat NRE Coking Coal, Ltd. (a)	19,871	2,952
Gunns, Ltd. (a) (b) (c) (d)	309,759	0
GWA Group, Ltd. (c)	136,751	298,933
Hansen Technologies, Ltd.	17,614	14,640
HFA Holdings, Ltd.	45,623	37,481
Highlands Pacific, Ltd. (a)	173,904	8,589
Hillgrove Resources, Ltd. (a)	180,002	9,219
Hills Holdings, Ltd.	58,336	53,885
Horizon Oil, Ltd. (a) (c)	571,144	169,380
Icon Energy, Ltd. (a)	157,110	20,745
IDM International, Ltd. (a) (b) (d)	49,237	1,756
iiNET, Ltd.	65,072	369,166
Imdex, Ltd.	98,650	55,773
IMF Australia, Ltd.	25,755	41,384
Independence Group NL	108,194	222,313
Indophil Resources NL (a)	149,398	36,209
Infigen Energy, Ltd. (a)	282,132	65,850
Infomedia, Ltd.	67,545	28,902
Inova Resources, Ltd. (a) (c)	35,764	6,465
Integrated Research, Ltd.	28,972	27,322
Intrepid Mines, Ltd. (a) (c)	177,715	36,503
Invocare, Ltd. (c)	50,327	522,249
IOOF Holdings, Ltd.	105,838	708,588
Iress, Ltd. (c)	54,890	374,364
Iron Ore Holdings, Ltd. (a)	17,526	11,701
JB Hi-Fi, Ltd. (c)	47,695	729,869
Jumbo Interactive, Ltd. (c)	17,427	23,799

Australia—(Continued)
Jupiter Mines, Ltd. (a)	63,164	$4,044
K&S Corp., Ltd.	1,802	2,790
Kagara, Ltd. (a) (b) (c) (d)	131,297	14,409
Kangaroo Resources, Ltd. (a)	305,630	6,662
Karoon Gas Australia, Ltd. (a)	66,375	306,302
Kasbah Resources, Ltd. (a)	63,291	5,759
Kingsgate Consolidated, Ltd. (c)	54,831	63,125
Kingsrose Mining, Ltd.	77,954	25,303
Linc Energy, Ltd. (a)	152,753	112,807
Liquefied Natural Gas, Ltd. (a)	11,253	1,225
Lycopodium, Ltd.	6,953	27,155
M2 Telecommunications Group, Ltd.	68,326	363,688
MACA, Ltd.	65,585	105,615
Macmahon Holdings, Ltd.	557,730	65,375
Macquarie Atlas Roads Group	97,706	172,757
Macquarie Telecom Group, Ltd.	3,983	28,724
Marengo Mining, Ltd. (a)	157,276	3,850
Mastermyne Group, Ltd.	5,402	3,444
Matrix Composites & Engineering, Ltd. (a)	14,874	10,612
Maverick Drilling & Exploration, Ltd. (a) (c)	35,970	11,703
MaxiTRANS Industries, Ltd.	59,013	57,373
McMillan Shakespeare, Ltd.	15,824	233,474
McPherson’s, Ltd.	34,460	39,709
Medusa Mining, Ltd.	56,708	79,779
Melbourne IT, Ltd.	36,135	72,074
MEO Australia, Ltd. (a)	220,030	11,666
Mermaid Marine Australia, Ltd.	114,617	368,980
Metals X, Ltd. (a)	199,551	17,841
Metgasco, Ltd. (a)	117,719	5,558
Metminco, Ltd. (a)	116,326	1,384
MetroCoal, Ltd. (a)	5,129	244
MHM Metals, Ltd. (a)	19,739	2,143
Miclyn Express Offshore, Ltd.	63,229	103,005
Mincor Resources NL	105,687	46,337
Mineral Deposits, Ltd. (a)	38,738	72,630
Mineral Resources, Ltd.	59,462	445,728
Mirabela Nickel, Ltd. (a) (c)	149,321	11,699
Molopo Energy, Ltd. (a)	70,758	15,455
Monadelphous Group, Ltd. (c)	40,048	590,391
Morning Star Gold NL (a) (b) (d)	33,455	3,366
Mortgage Choice, Ltd.	46,109	89,822
Mount Gibson Iron, Ltd.	347,024	146,077
Myer Holdings, Ltd. (c)	289,176	625,904
MyState, Ltd.	2,711	10,486
Nanosonics, Ltd. (a)	44,660	24,594
Navitas, Ltd.	86,409	455,983
Neon Energy, Ltd. (a)	259,085	56,868
Newsat, Ltd. (a)	76,356	25,505
Nexus Energy, Ltd. (a)	625,142	44,836
NIB Holdings, Ltd.	238,467	462,850
Nido Petroleum, Ltd. (a)	522,236	10,435
Noble Mineral Resources, Ltd. (a)	83,737	685
Norfolk Group, Ltd.	32,445	13,486
Northern Iron, Ltd. (a)	90,404	9,013
Northern Star Resources, Ltd.	163,091	86,816
NRW Holdings, Ltd. (c)	136,288	113,261
Nufarm, Ltd. (c)	92,426	393,359

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Oakton, Ltd.	44,988	$46,515
Orocobre, Ltd. (a)	20,107	25,415
OrotonGroup, Ltd.	11,425	73,495
Otto Energy, Ltd. (a)	308,140	20,626
OZ Minerals, Ltd.	101,407	376,717
Pacific Brands, Ltd.	621,651	397,985
Pacific Niugini, Ltd. (a)	26,694	2,468
Paladin Energy, Ltd. (a) (c)	473,815	376,710
Pan Pacific Petroleum NL (a)	55,564	4,909
PanAust, Ltd. (c)	176,892	291,582
Panoramic Resources, Ltd.	120,821	21,864
PaperlinX, Ltd. (a)	340,846	16,209
Patties Foods, Ltd.	33,186	42,405
Peak Resources, Ltd. (a)	34,546	4,058
Peet, Ltd. (a)	110,439	112,454
Peninsula Energy, Ltd. (a)	454,116	9,926
Perilya, Ltd. (a)	95,807	10,458
Perpetual, Ltd.	18,730	602,336
Perseus Mining, Ltd. (a)	160,823	63,807
Pharmaxis, Ltd. (a) (c)	132,843	16,831
Phosphagenics, Ltd. (a)	345,965	41,082
Platinum Australia, Ltd. (a) (d)	116,796	4,028
Pluton Resources, Ltd. (a)	48,332	2,652
PMP, Ltd. (a)	158,703	38,911
Premier Investments, Ltd.	44,992	273,485
Prima Biomed, Ltd. (a)	225,293	14,000
Primary Health Care, Ltd. (c)	224,678	982,218
Prime Media Group, Ltd.	32,717	30,223
PrimeAg Australia, Ltd. (a)	21,007	16,023
Programmed Maintenance Services, Ltd.	67,178	150,929
QRxPharma, Ltd. (a)	16,051	15,403
Quickstep Holdings, Ltd. (a)	31,204	3,973
Ramelius Resources, Ltd. (a) (c)	155,944	15,604
RCG Corp., Ltd.	51,116	25,547
RCR Tomlinson, Ltd.	68,177	143,073
REA Group, Ltd. (c)	34,313	861,439
Reckon, Ltd.	46,318	108,427
Red Fork Energy, Ltd. (a) (c)	185,502	84,096
Redflex Holdings, Ltd.	19,984	20,042
Reed Resources, Ltd. (a)	59,940	1,968
Regional Express Holdings, Ltd.	9,952	10,225
Regis Resources, Ltd. (a)	111,004	292,763
Reject Shop, Ltd. (The) (c)	14,197	222,525
Resolute Mining, Ltd.	248,330	135,398
Resource and Investment NL (a)	25,941	1,303
Resource Generation, Ltd. (a)	58,515	10,436
Retail Food Group, Ltd.	54,938	198,221
Rex Minerals, Ltd. (a)	42,465	12,935
Rialto Energy, Ltd. (a)	162,011	4,169
Ridley Corp., Ltd.	123,003	84,282
Roc Oil Co., Ltd. (a)	416,062	170,854
RungePincockMinarco, Ltd.	4,190	1,801
Ruralco Holdings, Ltd.	5,756	16,319
SAI Global, Ltd.	101,064	334,968
Salmat, Ltd.	45,807	81,261
Samson Oil & Gas, Ltd. (a)	581,639	11,787
Sandfire Resources NL (a)	34,756	161,596

Australia—(Continued)
Santana Minerals, Ltd. (a)	8,860	$583
Saracen Mineral Holdings, Ltd. (a)	238,931	24,944
Sedgman, Ltd.	48,829	23,579
Select Harvests, Ltd.	8,158	24,305
Senex Energy, Ltd. (a)	409,015	218,075
Servcorp, Ltd.	18,320	53,658
Service Stream, Ltd. (b) (d)	56,942	7,291
Sigma Pharmaceuticals, Ltd.	621,692	446,336
Sihayo Gold, Ltd. (a)	181,026	12,141
Silex Systems, Ltd. (a)	42,839	86,195
Silver Chef, Ltd.	6,956	46,950
Silver Lake Resources, Ltd. (a) (c)	112,092	60,836
Sims Metal Management, Ltd.	62,773	475,250
Sirtex Medical, Ltd.	18,135	197,512
Skilled Group, Ltd.	87,824	206,103
Slater & Gordon, Ltd.	22,910	58,066
SMS Management & Technology, Ltd.	38,538	159,719
Southern Cross Electrical Engineering, Ltd.	22,440	17,052
Southern Cross Media Group, Ltd.	328,410	426,134
Specialty Fashion Group, Ltd.	57,983	43,479
St Barbara, Ltd. (a)	192,892	79,217
Starpharma Holdings, Ltd. (a)	81,789	60,697
Straits Resources, Ltd. (a)	39,613	471
Strike Energy, Ltd. (a)	163,211	11,003
STW Communications Group, Ltd.	173,873	227,549
Sundance Energy Australia, Ltd. (a)	167,477	135,577
Sundance Resources, Ltd. (a)	819,104	51,691
Sunland Group, Ltd.	73,931	95,687
Super Retail Group, Ltd.	55,983	611,955
Swick Mining Services, Ltd.	56,563	14,705
Talon Petroleum, Ltd. (a)	37,664	1,718
Tanami Gold NL (a)	108,623	5,326
Tap Oil, Ltd. (a)	148,197	63,551
Tassal Group, Ltd.	60,399	135,448
Technology One, Ltd.	63,562	104,231
Ten Network Holdings, Ltd. (a) (c)	750,180	187,853
Teranga Gold Corp. (a)	26,882	15,533
TFS Corp., Ltd. (a)	78,407	36,571
Thorn Group, Ltd.	69,334	128,727
Tiger Resources, Ltd. (a)	363,534	54,605
Toro Energy, Ltd. (a)	75,052	5,070
Tox Free Solutions, Ltd.	65,671	207,212
TPG Telecom, Ltd.	201,335	643,192
Transfield Services, Ltd.	248,514	173,559
Transpacific Industries Group, Ltd. (a) (c)	485,126	354,946
Treasury Group, Ltd.	752	4,866
Troy Resources, Ltd. (c)	34,747	48,516
Trust Co., Ltd. (The)	3,656	18,357
UGL, Ltd. (c)	25,500	160,858
Unity Mining, Ltd. (a)	173,949	11,308
UXC, Ltd.	144,893	137,007
Village Roadshow, Ltd.	26,642	137,941
Virgin Australia Holdings, Ltd. (a)	968,773	376,700
Virgin Australia International Holding, Ltd.	968,773	4,430
Vision Eye Institute, Ltd. (a)	18,744	13,567
Vocus Communications, Ltd.	20,320	38,844

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	16,058	$57,302
Watpac, Ltd. (a)	37,999	19,109
WDS, Ltd.	55,558	17,613
Webjet, Ltd.	22,295	90,362
Western Areas, Ltd. (c)	69,013	144,692
Western Desert Resources, Ltd. (a)	64,456	40,687
White Energy Co., Ltd. (a) (c)	78,162	10,688
WHK Group, Ltd.	93,561	57,174
Wide Bay Australia, Ltd.	9,275	44,534
Wotif.com Holdings, Ltd. (c)	50,265	207,634

		42,532,635

Austria—0.8%
A-TEC Industries AG (a) (b) (c) (d)	1,749	0
Agrana Beteiligungs AG	1,694	245,818
Atrium European Real Estate, Ltd.	114,274	595,781
Austria Technologie & Systemtechnik AG	6,978	58,390
CA Immobilien Anlagen AG (a)	22,098	254,586
DO & Co. AG	638	28,153
EVN AG	20,562	258,215
Flughafen Wien AG (c)	6,767	387,091
Frauenthal Holding AG	270	3,040
Intercell AG (a)	24,163	0
Kapsch TrafficCom AG	3,069	147,897
Lenzing AG	5,322	380,720
Mayr Melnhof Karton AG	4,295	460,888
Oberbank AG	174	10,873
Oesterreichische Post AG	16,691	651,994
Palfinger AG	7,563	216,337
POLYTEC Holding AG	10,631	83,243
RHI AG	14,831	516,160
Rosenbauer International AG	1,913	127,522
S IMMO AG (a)	32,538	200,111
Schoeller-Bleckmann Oilfield Equipment AG	5,335	542,069
Semperit AG Holding	6,630	238,438
Strabag SE	10,968	226,736
Telekom Austria AG	2,483	15,663
Uniqa Versicherungen AG	8,215	101,518
Wienerberger AG (c)	66,846	771,411
Wolford AG	1,065	25,366
Zumtobel AG	19,568	195,222

		6,743,242

Belgium—1.1%
Ablynx NV (a) (c)	16,588	129,535
Ackermans & van Haaren NV	14,408	1,208,349
AGFA-Gevaert NV (a)	121,368	214,470
AGFA-Gevaert NV (VVPR Strip) (a) (b) (d)	21,666	0
Arseus NV	12,411	326,235
Atenor Group	1,048	41,398
Banque Nationale de Belgique	124	422,738
Barco NV	8,211	662,577
Cie d’Entreprises CFE	5,369	308,667
Cie Maritime Belge S.A.	8,912	169,026

Belgium—(Continued)
D’ieteren S.A. (c)	13,290	$565,599
Deceuninck NV (a)	49,164	78,061
Deceuninck NV (VVPR Strip) (a) (b) (d)	17,412	0
Econocom Group	29,772	210,752
Elia System Operator S.A. (c)	15,814	662,141
Euronav NV (a)	11,523	56,232
EVS Broadcast Equipment S.A.	6,953	484,210
Exmar NV	17,359	170,186
Galapagos NV (a)	12,708	246,595
Gimv NV	237	11,565
Hamon & CIE S.A.	300	5,299
Immobel	1,054	46,582
Ion Beam Applications (a)	10,856	81,098
Jensen-Group NV	738	9,727
Kinepolis Group NV	2,580	343,402
Lotus Bakeries	161	135,782
Melexis NV	12,981	272,992
Mobistar S.A.	1,689	35,293
NV Bekaert S.A.	15,927	504,718
Nyrstar (c)	85,533	367,114
Nyrstar (VVPR Strip) (a) (b) (d)	23,989	0
Picanol (a)	1,699	45,741
RealDolmen NV (a)	1,200	23,594
Recticel S.A.	12,824	87,233
Rentabiliweb Group	440	2,760
Resilux	55	4,459
RHJ International (a)	2,453	11,557
Roularta Media Group NV (a)	1,629	23,165
Sioen Industries NV	5,558	51,578
Sipef S.A. (c)	3,850	259,154
Tessenderlo Chemie NV (c)	16,495	416,428
Tessenderlo Chemie NV (VVPR Strip) (b) (d)	1,346	0
ThromboGenics NV (a) (c)	18,561	711,613
Van de Velde NV	5,079	221,467

		9,629,092

Canada—8.8%
5N Plus, Inc. (a) (c)	20,095	49,679
Aastra Technologies, Ltd.	4,512	85,118
Aberdeen International, Inc.	9,500	1,355
Absolute Software Corp. (c)	23,754	154,264
Acadian Timber Corp.	3,800	48,056
Advantage Oil & Gas, Ltd. (a)	117,131	462,198
Aecon Group, Inc.	33,100	341,480
AG Growth International, Inc. (c)	6,538	212,235
AGF Management, Ltd. - Class B (c)	66,450	707,022
AgJunction, Inc. (a)	12,375	11,178
Ainsworth Lumber Co., Ltd. (a)	57,353	174,508
Air Canada - Class A (a)	15,459	35,278
Akita Drilling, Ltd. - Class A	2,003	24,378
Alacer Gold Corp.	25,950	54,777
Alamos Gold, Inc. (c)	60,790	736,393
Alaris Royalty Corp. (c)	4,384	132,891
Alarmforce Industries, Inc.	2,200	21,337
Alexco Resource Corp. (a) (c)	29,109	32,383
Algoma Central Corp.	4,410	56,776
Algonquin Power & Utilities Corp. (c)	84,826	584,757

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Alliance Grain Traders, Inc.	7,901	$110,060
Alterra Power Corp. (a) (c)	168,776	50,551
Altius Minerals Corp. (a)	9,660	87,442
Altus Group, Ltd.	14,488	112,548
Amerigo Resources, Ltd.	44,359	19,402
Amica Mature Lifestyles, Inc.	11,291	90,182
Anderson Energy, Ltd. (a)	46,999	6,256
Andrew Peller, Ltd.	1,139	13,971
Angle Energy, Inc. (a) (c)	51,558	158,346
Antrim Energy, Inc. (a)	58,587	4,735
Argonaut Gold, Inc. (a)	37,825	204,644
Armtec Infrastructure, Inc. (a)	3,063	6,873
Arsenal Energy, Inc. (a)	71,551	29,935
Asanko Gold, Inc. (a) (c)	23,027	49,264
Astral Media, Inc.	22,017	1,045,896
Atna Resources, Ltd. (a)	45,732	4,783
Atrium Innovations, Inc. (a) (c)	14,800	205,599
ATS Automation Tooling Systems, Inc. (a)	47,088	496,983
Augusta Resource Corp. (a) (c)	16,090	33,811
Aura Minerals, Inc. (a)	49,179	5,611
AuRico Gold, Inc. (c)	119,571	524,125
AutoCanada, Inc. (c)	10,728	296,022
Avalon Rare Metals, Inc. (a)	28,205	13,946
Axia NetMedia Corp. (a)	32,333	46,115
B2Gold Corp. (a)	148,473	316,230
Badger Daylighting, Ltd.	5,854	275,974
Ballard Power Systems, Inc. (a) (c)	58,407	105,518
Bankers Petroleum, Ltd. (a) (c)	167,493	415,667
Bauer Performance Sports, Ltd. (a)	6,367	72,285
Bellatrix Exploration, Ltd. (a)	61,713	378,481
Bengal Energy, Ltd. (a)	9,533	5,801
Birchcliff Energy, Ltd. (a) (c)	58,552	454,297
Bird Construction, Inc. (c)	5,812	71,897
Black Diamond Group, Ltd. (c)	19,812	421,031
BlackPearl Resources, Inc. (a) (c)	117,817	178,120
BMTC Group, Inc. - Class A	5,387	69,662
BNK Petroleum, Inc. (a)	16,642	13,450
Bonterra Energy Corp. (c)	5,565	261,714
Boralex, Inc. (a) (c)	13,002	132,901
Brigus Gold Corp. (a) (c)	90,920	45,819
Brookfield Real Estate Services, Inc. (c)	800	9,280
Brookfield Residential Properties, Inc. (a)	8,385	186,165
Burcon NutraScience Corp. (a)	6,010	15,086
Calfrac Well Services, Ltd.	20,075	578,562
Calian Technologies, Ltd.	4,196	78,598
Calvalley Petroleums, Inc. (a)	19,422	28,809
Canaccord Financial, Inc. (c)	54,653	296,728
Canacol Energy, Ltd. (a) (c)	32,061	89,321
Canada Bread Co., Ltd.	139	7,765
Canada Lithium Corp. (a)	230,227	108,360
Canadian Energy Services & Technology Corp. (c)	16,790	260,702
Canadian Western Bank (c)	28,887	762,757
Canam Group, Inc. (a)	22,324	199,318
CanElson Drilling, Inc. (c)	24,300	124,769
Canexus Corp. (c)	39,533	345,824
Canfor Corp. (a) (c)	48,900	864,828

Canada—(Continued)
Canfor Pulp Products, Inc. (c)	20,096	$162,419
Cangene Corp. (a)	11,169	22,833
CanWel Building Materials Group, Ltd.	28,809	67,934
Canyon Services Group, Inc.	31,600	358,155
Capital Power Corp. (c)	41,565	813,357
Capstone Infrastructure Corp. (c)	46,184	166,433
Capstone Mining Corp. (a)	178,046	303,035
Cardero Resource Corp. (a)	17,277	1,807
Carpathian Gold, Inc. (a)	84,878	14,123
Cascades, Inc. (c)	44,175	243,620
Cash Store Financial Services, Inc. (The)	3,705	9,195
Cathedral Energy Services, Ltd. (c)	19,242	84,528
CCL Industries, Inc. - Class B	13,268	818,511
Celestica, Inc. (a)	96,107	905,683
Centerra Gold, Inc.	11,589	36,584
Cequence Energy, Ltd. (a) (c)	81,158	128,100
Cervus Equipment Corp.	1,370	25,936
China Gold International Resources Corp., Ltd. (a)	85,149	226,697
Chinook Energy, Inc. (a)	15,717	16,738
Churchill Corp. (c)	11,157	88,157
Cineplex, Inc. (c)	27,567	966,693
Clairvest Group, Inc. (d)	200	4,005
Clarke, Inc.	1,730	8,208
Claude Resources, Inc. (a)	78,467	17,533
CML HealthCare, Inc. (c)	46,458	466,480
Coastal Contacts, Inc. (a)	5,613	28,553
Cogeco Cable, Inc.	9,471	404,433
Cogeco, Inc.	2,004	80,030
Colabor Group, Inc. (c)	9,830	32,246
COM DEV International, Ltd. (a)	44,065	168,014
Computer Modelling Group, Ltd. (c)	14,060	310,023
Connacher Oil and Gas, Ltd. (a)	280,466	17,334
Contrans Group, Inc. - Class A	15,374	162,116
Copper Mountain Mining Corp. (a) (c)	57,011	84,565
Corby Distilleries, Ltd. - Class A (c)	11,141	209,854
Corridor Resources, Inc. (a)	21,385	17,080
Corus Entertainment, Inc. - B Shares (c)	42,940	983,982
Cott Corp.	53,948	421,653
Crew Energy, Inc. (a) (c)	63,739	313,937
Crocotta Energy, Inc. (a)	32,134	88,608
Davis & Henderson Corp. (c)	33,588	721,454
DeeThree Exploration, Ltd. (a)	44,704	323,049
Delphi Energy Corp. (a)	86,479	105,252
Denison Mines Corp. (a) (c)	209,223	242,704
Descartes Systems Group, Inc. (The) (a) (c)	34,536	397,700
DHX Media, Ltd.	35,825	108,323
DirectCash Payments, Inc.	4,874	111,133
Dominion Diamond Corp. (a)	43,482	614,722
Dorel Industries, Inc. - Class B	13,456	469,559
DragonWave, Inc. (a)	18,544	53,426
Duluth Metals, Ltd. (a)	31,662	41,546
Dundee Precious Metals, Inc. (a)	59,580	243,600
Dynasty Metals & Mining, Inc. (a)	8,618	6,228
E-L Financial Corp., Ltd.	217	131,021
Eastern Platinum, Ltd. (a)	420,034	31,951
Eastmain Resources, Inc. (a)	24,625	6,322

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
easyhome, Ltd.	2,000	$20,443
Eco Oro Minerals Corp. (a)	16,900	10,927
EcoSynthetix, Inc. (a)	800	3,309
EGI Financial Holdings, Inc. (a)	900	9,028
Elgin Mining, Inc. (a)	14,500	2,826
Enbridge Income Fund Holdings, Inc. (c)	25,948	590,658
Endeavour Mining Corp. (a)	114,590	61,016
Endeavour Silver Corp. (a)	38,900	134,635
Enerflex, Ltd.	10,930	140,301
Energy Fuels, Inc. (a) (c)	206,297	30,404
Enghouse Systems, Ltd.	8,477	191,351
Entree Gold, Inc. (a)	15,350	5,254
Epsilon Energy, Ltd. (a)	27,905	84,641
Equal Energy, Ltd.	10,687	42,781
Equitable Group, Inc.	5,801	198,129
Equity Financial Holdings, Inc. (a)	1,100	10,930
Essential Energy Services Trust (a)	68,226	168,668
Evertz Technologies, Ltd.	14,549	204,740
Excellon Resources, Inc. (a) (c)	21,284	35,618
Exchange Income Corp. (c)	9,565	237,920
Exco Technologies, Ltd.	13,332	74,539
Exeter Resource Corp. (a)	11,335	8,299
EXFO, Inc. (a) (c)	15,843	70,651
Extendicare Inc. (c)	38,700	239,184
Fiera Capital Corp.	1,403	15,235
Firm Capital Mortgage Investment Corp.	2,307	27,157
First National Financial Corp.	8,828	132,961
FirstService Corp. (c)	12,580	394,493
Forsys Metals Corp. (a)	25,356	13,742
Fortress Paper, Ltd. - Class A (a) (c)	7,338	42,840
Fortuna Silver Mines, Inc. (a) (c)	63,766	212,210
Fortune Minerals, Ltd. (a)	11,100	3,905
Gamehost, Inc.	7,859	99,237
Gasfrac Energy Services, Inc. (a)	6,993	12,634
Genesis Land Development Corp. (a)	17,608	62,114
Genivar, Inc. (c)	18,586	424,136
Genworth MI Canada, Inc. (c)	17,697	412,936
Glacier Media, Inc.	9,600	15,061
Glentel, Inc. (c)	6,330	101,116
GLG Life Tech Corp. (a)	3,198	1,672
Gluskin Sheff + Associates, Inc.	7,778	143,919
GLV, Inc. (a)	12,735	38,749
GMP Capital, Inc.	40,036	236,021
Golden Star Resources, Ltd. (a) (c)	142,170	70,294
Gran Tierra Energy, Inc. (a)	151,414	924,292
Great Canadian Gaming Corp. (a) (c)	32,000	304,269
Great Panther Silver, Ltd. (a) (c)	67,206	50,483
Guyana Goldfields, Inc. (a)	41,155	52,828
Hanfeng Evergreen, Inc. (a)	12,100	19,444
Heroux-Devtek, Inc.	15,800	129,050
High Liner Foods, Inc.	2,800	82,906
HNZ Group, Inc. (c)	5,368	108,156
Home Capital Group, Inc.	13,384	706,678
Horizon North Logistics, Inc.	56,814	343,034
HudBay Minerals, Inc.	106,334	703,703
IBI Group, Inc. (c)	6,916	11,311
Imax Corp. (a)	20,424	507,638

Canada—(Continued)
Imperial Metals Corp. (a)	23,826	$237,875
Imris, Inc. (a)	14,626	40,330
Indigo Books & Music, Inc.	1,986	20,848
Innergex Renewable Energy, Inc. (c)	40,252	336,422
International Forest Products, Ltd. - Class A (a)	35,592	346,207
International Minerals Corp.	15,698	30,002
International Tower Hill Mines, Ltd. (a) (c)	21,604	13,558
Intertape Polymer Group, Inc.	30,446	376,341
Ithaca Energy, Inc. (a)	146,116	247,301
Ivanhoe Energy, Inc. (a) (c)	44,568	39,411
Ivernia, Inc. (a)	71,989	8,899
Jaguar Mining, Inc. (a) (c)	44,308	15,377
Just Energy Group, Inc. (c)	66,323	394,142
K-Bro Linen, Inc.	3,938	127,422
KAB Distribution, Inc. (b) (d)	3,622	0
Katanga Mining, Ltd. (a)	26,500	14,111
Kelt Exploration, Ltd. (a) (c)	16,500	116,098
Killam Properties, Inc. (c)	31,951	325,070
Kingsway Financial Services, Inc. (a)	8,765	31,670
Kirkland Lake Gold, Inc. (a) (c)	26,382	110,876
Labrador Iron Mines Holdings, Ltd. (a)	13,799	5,773
Lake Shore Gold Corp. (a)	187,975	57,195
Laramide Resources, Ltd. (a)	17,031	10,364
Laurentian Bank of Canada	21,718	907,378
Le Chateau, Inc. (a) (c)	2,899	10,750
Legacy Oil + Gas, Inc. (a)	78,837	371,059
Leisureworld Senior Care Corp. (c)	19,276	225,440
Leon’s Furniture, Ltd.	13,469	162,647
Lightstream Resources, Ltd. (c)	84,271	629,008
Linamar Corp.	27,000	757,089
Liquor Stores N.A., Ltd.	13,560	229,374
Long Run Exploration, Ltd. (a)	56,849	203,245
Lucara Diamond Corp. (a)	40,000	30,427
MacDonald Dettwiler & Associates, Ltd.	12,944	859,077
Mainstreet Equity Corp. (a)	3,700	116,168
Major Drilling Group International (c)	54,870	373,556
Manitoba Telecom Services, Inc. (c)	12,054	408,486
Maple Leaf Foods, Inc.	55,470	771,633
Martinrea International, Inc.	53,037	548,676
Maxim Power Corp. (a)	2,800	7,827
MBAC Fertilizer Corp. (a) (c)	30,132	57,875
McCoy Corp.	6,943	34,659
McEwen Mining - Minera Andes Andes Acquisition Corp. (a) (c)	29,122	50,397
Mediagrif Interactive Technologies, Inc.	4,916	93,720
Medical Facilities Corp. (c)	9,958	143,826
MEGA Brands, Inc. (a) (c)	8,058	112,630
Mega Uranium, Ltd. (a)	53,800	4,092
Melcor Developments, Ltd.	2,181	38,987
Mercator Minerals, Ltd. (a) (c)	66,910	11,452
MGM Energy Corp. (a)	6,492	1,296
Migao Corp. (c)	20,785	21,740
Minco Silver Corp. (a)	10,913	7,575
Mood Media Corp. (a) (c)	57,391	58,390
Morneau Shepell, Inc. (c)	27,362	364,497
MTY Food Group, Inc.	1,365	32,837
Mullen Group, Ltd. (c)	49,781	1,082,052

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Nautilus Minerals, Inc. (a) (c)	52,914	$11,069
Nevada Copper Corp. (a) (c)	10,550	20,163
Nevsun Resources, Ltd. (c)	116,926	345,764
New Flyer Industries, Inc.	9,332	97,783
Newalta Corp. (c)	22,765	309,320
NGEx Resources, Inc. (a)	43,396	82,525
Niko Resources, Ltd. (a)	15,963	130,230
Norbord, Inc.	12,316	356,352
Nordion, Inc. (a)	51,425	380,419
North American Energy Partners, Inc. (a)	14,743	62,381
North American Palladium, Ltd. (a) (c)	108,692	108,516
North West Co., Inc. (The)	22,411	500,769
Northern Dynasty Minerals, Ltd. (a) (c)	27,464	55,884
Northland Power, Inc. (c)	21,176	340,886
NuVista Energy, Ltd. (a) (c)	49,017	334,641
OceanaGold Corp. (a)	150,911	186,540
Oncolytics Biotech, Inc. (a) (c)	15,972	45,864
Oromin Explorations, Ltd. (a)	30,600	7,565
Orvana Minerals Corp. (a)	35,962	14,704
Paladin Labs, Inc. (a) (c)	4,998	254,819
Parex Resources, Inc. (a)	52,482	205,597
Parkland Fuel Corp. (c)	37,163	605,661
Pason Systems, Inc.	35,716	649,320
Patheon, Inc. (a) (c)	10,068	56,002
Perpetual Energy, Inc. (a) (c)	50,316	55,019
Petaquilla Minerals, Ltd. (a)	51,667	17,195
Petrobank Energy & Resources, Ltd. (a) (c)	52,473	23,949
Petrominerales, Ltd. (c)	52,389	298,882
Phoscan Chemical Corp. (a)	51,767	13,044
PHX Energy Services Corp.	12,850	130,247
Pilot Gold, Inc. (a)	11,266	8,570
Platino Energy Corp. (a)	18,548	22,045
Platinum Group Metals, Ltd. (a)	32,084	28,066
Points International, Ltd. (a)	6,320	136,412
Polymet Mining Corp. (a) (c)	25,570	17,992
Poseidon Concepts Corp. (b) (d)	17,540	4,503
Premium Brands Holdings Corp.	11,279	205,375
Primero Mining Corp. (a) (c)	48,513	215,859
Prometic Life Sciences, Inc. (a)	18,552	5,733
Pulse Seismic, Inc.	31,120	120,432
Pure Technologies, Ltd. (a)	12,806	56,377
QLT, Inc.	25,500	112,261
Quebecor, Inc. - Class B	6,074	269,019
Questerre Energy Corp. (a)	83,569	58,801
Ram Power Corp. (a)	71,058	10,810
Redknee Solutions, Inc. (a)	18,190	56,557
Reitmans Canada, Ltd.	36,366	306,700
Resverlogix Corp. (a)	12,830	2,806
Richelieu Hardware, Ltd.	6,930	269,570
Richmont Mines, Inc. (a)	12,038	18,085
Ritchie Bros Auctioneers, Inc. (c)	40,201	770,612
RMP Energy, Inc. (a)	67,508	271,521
Rock Energy, Inc. (a)	6,887	8,513
Rocky Mountain Dealerships, Inc.	9,738	125,556
Rogers Sugar, Inc. (c)	52,425	301,081
RONA, Inc.	72,198	746,213
Rubicon Minerals Corp. (a) (c)	49,480	63,514

Canada—(Continued)
Russel Metals, Inc. (c)	34,198	$772,926
Sabina Gold & Silver Corp. (a)	45,006	41,938
San Gold Corp. (a)	84,387	8,425
Sandstorm Gold, Ltd. (a)	21,500	126,134
Sandvine Corp. (a) (c)	80,600	160,939
Santonia Energy, Inc. (a)	54,159	83,425
Savanna Energy Services Corp. (c)	55,506	357,831
Scorpio Mining Corp. (a)	88,421	28,585
Sears Canada, Inc. (c)	3,167	34,148
Secure Energy Services, Inc.	55,376	709,773
SEMAFO, Inc. (c)	116,582	171,819
Serinus Energy, Inc. (a)	1,398	4,307
ShawCor, Ltd.	13,091	517,317
Sherritt International Corp.	184,210	683,103
Shore Gold, Inc. (a)	82,170	13,673
Sierra Wireless, Inc. (a) (c)	18,613	237,726
Silver Standard Resources, Inc. (a)	37,551	239,938
Sonde Resources Corp. (a)	18,161	15,196
Southern Pacific Resource Corp. (a)	198,574	58,532
SouthGobi Resources, Ltd. (a)	65,809	77,592
Sprott Resource Corp. (c)	54,221	180,960
Sprott Resource Lending Corp.	49,651	61,373
Sprott, Inc. (c)	31,602	84,136
Spyglass Resources Corp. (c)	36,917	66,694
St Andrew Goldfields, Ltd. (a)	87,850	25,059
Stantec, Inc. (c)	20,124	849,704
Stella-Jones, Inc.	3,133	292,060
Stornoway Diamond Corp. (a)	33,687	16,336
Strad Energy Services, Ltd.	10,641	33,895
Strateco Resources, Inc. (a)	26,150	1,741
Student Transportation, Inc. (c)	33,613	205,827
Sulliden Gold Corp., Ltd. (a)	68,700	51,605
SunOpta, Inc. (a)	35,292	267,786
Superior Plus Corp. (c)	67,466	789,680
Surge Energy, Inc. (a) (c)	39,044	190,821
TAG Oil, Ltd. (a) (c)	19,300	54,503
Taseko Mines, Ltd. (a)	131,286	247,168
Tembec, Inc. (a) (c)	50,711	128,742
Teranga Gold Corp. (a)	46,351	26,443
Tethys Petroleum, Ltd. (a)	99,200	71,686
Theratechnologies, Inc. (a)	14,824	4,370
Thompson Creek Metals Co., Inc. (a) (c)	115,079	349,056
Timminco, Ltd. (a) (d)	16,700	38
Timmins Gold Corp. (a)	82,687	182,404
TORC Oil & Gas, Ltd. (a)	30,538	41,813
Toromont Industries, Ltd.	28,436	631,070
Torstar Corp. - Class B	37,353	213,101
Total Energy Services, Inc. (c)	18,098	250,381
Transcontinental, Inc. - Class A (c)	37,360	454,345
TransForce, Inc. (c)	40,293	787,317
TransGlobe Energy Corp. (a) (c)	34,265	212,425
Transition Therapeutics, Inc. (a)	800	2,571
Trican Well Service, Ltd. (c)	88,161	1,171,903
Trinidad Drilling, Ltd.	72,358	531,144
TSO3, Inc. (a)	17,113	9,926
Twin Butte Energy, Ltd.	153,726	331,804
U.S. Silver & Gold, Inc. (a)	2,300	1,312

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Uex Corp. (a)	89,800	$35,008
Uni-Select, Inc.	8,978	176,026
Ur-Energy, Inc. (a)	19,846	25,664
Valener, Inc.	6,652	101,326
Vecima Networks, Inc. (a)	2,500	10,792
Veresen, Inc. (c)	19,607	232,480
Veris Gold Corp. (a)	18,003	6,590
Vicwest, Inc.	9,300	105,937
Virginia Mines, Inc. (a) (c)	8,108	67,457
Wajax Corp. (c)	8,827	267,236
WaterFurnace Renewable Energy, Inc.	4,069	79,507
Wesdome Gold Mines, Ltd. (a)	38,107	13,406
West Fraser Timber Co., Ltd.	11,537	872,104
Western Energy Services Corp. (c)	9,566	70,401
Western Forest Products, Inc. (a) (c)	100,600	120,525
Whistler Blackcomb Holdings, Inc.	9,267	123,184
Whitecap Resources, Inc.	72,761	755,491
Wi-Lan, Inc. (c)	71,346	329,018
Winpak, Ltd.	6,902	118,457
Xtreme Drilling and Coil Services Corp. (a)	8,600	20,443
Zargon Oil & Gas, Ltd. (c)	13,621	81,982
ZCL Composites, Inc.	11,681	54,645
Zenith Epigenetics Corp. (a) (d)	12,830	5,246

		74,971,241

China—0.0%
China Resources and Transportation Group, Ltd. (a) (c)	2,600,000	105,596
China WindPower Group, Ltd. (c)	1,800,000	64,425
Lee & Man Chemical Co., Ltd.	62,000	26,417

		196,438

Denmark—1.7%
ALK-Abello A/S	3,402	259,627
Alm Brand A/S (a)	47,930	146,973
Amagerbanken A/S (a) (b) (d)	178,000	0
Ambu A/S	2,661	85,886
Auriga Industries (a)	9,580	268,567
Bang & Olufsen A/S (a)	17,941	162,709
Bavarian Nordic A/S (a)	14,671	150,943
BoConcept Holding A/S	228	3,617
Brodrene Hartmann A/S	52	1,261
D/S Norden A/S	13,959	473,250
DFDS A/S	2,274	138,422
East Asiatic Co., Ltd. A/S (a) (c)	6,828	95,780
Genmab A/S (a)	21,485	651,706
GN Store Nord A/S	144,283	2,724,012
Greentech Energy Systems (a)	1,142	2,054
Gronlandsbanken AB	17	1,674
Harboes Bryggeri A/S	1,454	18,553
IC Companys A/S	5,141	109,436
Jeudan A/S	201	18,953
Jyske Bank A/S (a)	28,997	1,091,401
Newcap Holding A/S (a)	34,252	4,106
NKT Holding A/S (c)	13,143	476,998
Nordjyske Bank A/S	185	2,887

Denmark—(Continued)
Pandora A/S	23,083	$780,297
Parken Sport & Entertainment A/S (a)	2,351	32,012
PER Aarsleff A/S - Class B	962	96,197
Ringkjoebing Landbobank A/S	2,161	358,662
Rockwool International A/S - B Shares (c)	3,675	512,986
Royal UNIBREW A/S	4,703	412,900
Schouw & Co.	8,773	281,582
SimCorp A/S	22,290	661,228
Solar A/S - B Shares	3,176	150,384
Spar Nord Bank A/S (a)	32,428	209,043
Sydbank A/S (a)	44,611	886,067
TK Development A/S (a)	17,673	26,521
Topdanmark A/S (a)	69,020	1,757,135
TopoTarget A/S (a)	49,340	24,524
Torm A/S (a)	9,596	2,309
United International Enterprises	1,276	222,091
Vestas Wind Systems A/S (a)	91,348	1,293,569
Vestjysk Bank A/S (a)	3,300	5,325
Zealand Pharma A/S (a)	4,907	59,058

		14,660,705

Finland—2.2%
Ahlstrom Oyj (c)	11,406	164,433
Aktia Oyj - A Shares	3,139	27,386
Alma Media Oyj	32,099	108,261
Amer Sports Oyj	59,757	1,098,735
Apetit Oyj	1,205	26,122
Aspo Oyj	11,042	78,031
Atria plc	5,250	42,576
BasWare Oyj	3,525	80,600
Biotie Therapies Oyj (a)	118,993	52,513
Cargotec Oyj (c)	19,031	509,824
Citycon Oyj	163,905	508,981
Comptel Oyj (a)	30,187	17,683
Cramo Oyj	9,503	109,497
Elektrobit Corp.	43,163	57,808
Elisa Oyj (c)	55,046	1,074,955
F-Secure Oyj	47,159	129,988
Finnair Oyj	47,520	166,880
Finnlines Oyj (a)	9,624	76,770
Fiskars Oyj Abp	21,507	481,178
HKScan Oyj - A Shares	13,925	63,055
Huhtamaki Oyj	48,957	906,771
Ilkka-Yhtyma Oyj	2,976	11,541
Kemira Oyj (c)	55,199	831,845
Kesko Oyj - A Shares	139	4,135
Kesko Oyj - B Shares (c)	35,959	995,907
Konecranes Oyj (c)	25,349	719,954
Lassila & Tikanoja Oyj (a)	16,843	293,732
Lemminkainen Oyj	4,314	82,568
Metsa Board Oyj (c)	133,387	441,350
Munksjo Oyj (a) (c)	2,851	20,410
Neste Oil Oyj (c)	54,548	794,045
Okmetic Oyj	6,360	38,917
Olvi Oyj - A Shares	8,023	280,339
Oriola-KD Oyj - B Shares	64,420	191,229

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Orion Oyj - Class B (c)	43,350	$1,013,946
Orion Oyj - Class A	19,377	452,852
Outokumpu Oyj (a) (c)	511,386	331,073
Outotec Oyj (c)	93,236	1,113,846
PKC Group Oyj	12,102	286,371
Ponsse Oy	3,208	23,967
Poyry Oyj (a)	21,383	104,339
Raisio plc - V Shares	73,120	333,672
Ramirent Oyj	63,927	551,323
Rapala VMC Oyj	8,902	54,568
Rautaruukki Oyj	55,950	319,828
Ruukki Group Oyj (a)	95,130	51,964
Saga Furs Oyj	836	29,006
Sanoma Oyj (c)	49,815	385,200
Scanfil plc	10,528	11,646
Sievi Capital plc (a)	10,528	14,033
SRV Group plc	30	128
Stockmann Oyj Abp (c)	16,769	246,971
Technopolis plc	43,713	244,764
Teleste Oyj	772	4,111
Tieto Oyj (c)	34,646	659,163
Tikkurila Oyj	21,266	480,004
Uponor Oyj (c)	31,280	468,079
Vacon plc (c)	5,038	333,841
Vaisala Oyj - A Shares	4,116	105,753
YIT Oyj (c)	58,474	1,001,356

		19,109,823

France—4.0%
ABC Arbitrage	4,710	27,321
Air France-KLM (a)	88,070	785,369
Akka Technologies S.A.	930	31,436
Albioma	11,518	216,062
Alcatel-Lucent (a) (c)	1,443,534	2,616,997
Altamir Amboise	14,407	162,212
Alten S.A.	14,440	492,398
Altran Technologies S.A. (a)	70,704	489,291
April	10,431	178,763
Archos (a) (c)	15,192	62,800
Assystem (c)	8,352	168,819
Atari S.A. (a) (b) (d)	11,742	0
Audika Groupe	2,159	21,835
Aurea S.A.	1,221	6,039
Axway Software S.A.	2,927	68,160
Beneteau S.A. (a) (c)	22,863	252,052
Bigben Interactive (a)	2,504	23,884
BioMerieux (c)	428	41,449
Boiron S.A.	3,511	182,315
Bonduelle S.C.A.	10,633	254,110
Bongrain S.A.	3,472	235,864
Bourbon S.A. (c)	27,736	716,465
Boursorama (a)	10,971	93,536
Bull (a)	52,498	166,207
Burelle S.A.	184	78,237
Catering International Services	1,178	36,417
Cegedim S.A. (a)	2,024	61,906
Cegid Group	3,132	57,025

France—(Continued)
Cie des Alpes	3,241	$65,799
Ciments Francais S.A.	2,486	139,749
Club Mediterranee S.A. (a)	18,244	416,159
Derichebourg S.A. (a)	62,135	196,991
Devoteam S.A.	4,902	59,976
DNXCorp.	277	6,611
Eiffage S.A. (c)	13,644	638,369
Electricite de Strasbourg	88	10,053
Eramet	935	79,108
Esso S.A. Francaise (c)	1,261	78,250
Etablissements Maurel et Prom (c)	48,019	713,448
Etam Developpement S.A. (a)	78	1,762
Euler Hermes S.A.	7,817	788,053
Euro Disney SCA (a)	11,454	66,896
Eurofins Scientific (a) (c)	3,064	647,294
Exel Industries - A Shares	618	28,960
Faiveley Transport S.A.	4,155	253,111
Faurecia (a) (c)	31,389	691,962
Fimalac	3,854	189,034
Fleury Michon S.A.	141	7,433
GameLoft SE (a) (c)	37,872	265,213
GEA	400	38,048
GECI International (a) (b) (d)	9,793	0
GFI Informatique S.A.	31,351	153,014
GL Events	6,578	136,678
Groupe Crit	1,538	34,522
Groupe Flo	5,857	19,669
Groupe Partouche S.A. (a)	12,984	16,219
Groupe Steria SCA	17,361	239,150
Guerbet	663	96,240
Haulotte Group S.A. (a)	9,947	82,994
Havas S.A.	145,220	926,680
Hi-Media S.A. (a) (c)	20,464	44,469
Ingenico (c)	9,552	634,035
Interparfums S.A.	4,774	140,745
Ipsen S.A.	12,973	477,621
IPSOS (c)	21,840	824,054
Jacquet Metal Service	9,036	117,710
Korian	2,718	56,983
L.D.C. S.A.	10	1,271
Lanson-BCC	14	576
Laurent-Perrier	1,493	128,262
Lectra	9,224	62,220
LISI	2,482	271,362
Maisons France Confort	1,754	53,545
Manitou BF S.A. (c)	5,576	75,847
Manutan International	589	25,224
Medica S.A.	24,420	438,246
Mersen	10,850	235,659
METabolic EXplorer S.A. (a)	2,657	9,068
Metropole Television S.A.	30,423	489,909
Montupet	3,514	68,078
MPI	4,388	19,187
Mr. Bricolage	601	7,111
Naturex	2,490	182,636
Neopost S.A. (c)	19,254	1,272,790
Nexans S.A.	15,968	753,305

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Nexity S.A.	16,880	$625,711
NextRadioTV	2,643	42,870
NicOx S.A. (a) (c)	9,446	31,193
Norbert Dentressangle S.A.	2,772	225,670
NRJ Group (a)	13,425	103,087
Oeneo	19,719	82,877
Orco Property Group (a)	4,469	12,910
Orpea	14,943	691,078
Osiatis S.A.	6,242	71,515
PagesJaunes Groupe (a) (c)	80,591	163,983
Parrot S.A. (a)	4,759	132,409
Peugeot S.A. (a) (c)	127,351	1,048,472
Pierre & Vacances S.A. (a)	2,641	52,158
Plastic Omnium S.A.	12,857	696,614
Rallye S.A.	13,808	496,676
Recylex S.A. (a)	8,543	30,624
Robertet S.A.	14	2,596
Rubis SCA	19,346	1,188,601
S.A. des Ciments Vicat	6,569	406,506
Saft Groupe S.A.	17,820	422,673
Samse S.A.	107	8,918
Sartorius Stedim Biotech	1,387	181,386
SEB S.A. (c)	4,929	397,680
Seche Environnement S.A.	1,555	65,737
Sequana S.A. (a) (c)	5,112	36,597
Soc Mar Tunnel Prado Car	293	10,070
Societe d’Edition de Canal Plus	32,128	217,030
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	16	626
Societe Internationale de Plantations d’Heveas S.A.	853	60,000
Societe Television Francaise 1	71,332	850,063
SOITEC (a) (c)	80,876	238,651
Somfy S.A.	183	38,233
Sopra Group S.A.	2,234	162,807
Spir Communication (a)	848	10,620
ST Dupont S.A. (a)	77,348	31,175
Stallergenes S.A.	1,674	117,524
Ste Industrielle d’Aviation Latecoere S.A. (a)	4,144	48,973
STEF	1,857	95,309
Store Electronic	715	10,199
Sword Group	3,919	60,551
Synergie S.A.	5,633	64,811
Technicolor S.A. (a)	52,631	209,428
Teleperformance	32,233	1,547,546
Tessi S.A.	895	96,672
Theolia S.A. (a) (c)	38,488	57,469
Thermador Groupe	1,082	83,157
Tonnellerie Francois Freres	308	20,511
Total Gabon	421	230,454
Touax S.A.	1,668	38,962
Transgene S.A. (a)	4,208	49,872
Trigano S.A. (a)	5,078	63,598
UBISOFT Entertainment (a)	63,478	828,377
Union Financiere de France BQE S.A.	2,306	50,727
Valneva SE (a)	10,872	45,724

France—(Continued)
Vetoquinol S.A.	469	$15,964
Viel et Co.	3,978	12,116
Vilmorin & Cie	2,888	331,255
Virbac S.A.	1,982	410,199
Vivalis S.A. (a)	905	3,734
VM Materiaux S.A. (a)	235	4,756
Vranken-Pommery Monopole S.A.	1,317	33,418

		34,373,449

Germany—4.7%
A/S Creation Tapeten	800	41,272
Aareal Bank AG (a)	32,420	753,389
Adler Modemaerkte AG	4,862	43,311
ADVA Optical Networking SE (a)	20,269	101,876
Air Berlin plc (a) (c)	23,494	59,486
Aixtron SE NA (a)	50,076	841,345
Alba SE	403	31,633
Allgeier SE	2,743	44,279
Amadeus Fire AG	2,610	149,108
Analytik Jena AG	376	6,175
Asian Bamboo AG (a)	3,713	10,778
Atoss Software AG	241	7,790
Aurubis AG	20,108	1,078,276
Balda AG	19,993	104,121
Bauer AG (c)	6,284	151,559
BayWa AG	7,596	365,241
Bechtle AG (c)	9,570	438,266
Bertrandt AG	2,980	319,537
Bijou Brigitte AG	1,637	157,998
Biotest AG	1,823	137,770
Borussia Dortmund GmbH & Co. KGaA	34,018	137,426
CANCOM SE	6,521	150,120
Carl Zeiss Meditec AG	13,770	456,944
CAT Oil AG	9,471	144,493
Celesio AG	44,298	962,330
CENIT AG	5,981	64,579
CENTROTEC Sustainable AG	5,202	87,418
Cewe Color Holding AG	2,667	118,365
Colonia Real Estate AG (a)	5,281	32,549
Comdirect Bank AG	17,935	179,723
CompuGroup Medical AG	13,038	309,919
Conergy AG (a) (c)	16,117	7,407
Constantin Medien AG (a)	23,504	43,685
CropEnergies AG	13,948	110,302
CTS Eventim AG	9,430	379,573
DAB Bank AG	12,773	53,052
Data Modul AG	138	2,599
Delticom AG	1,337	67,389
Deutsche Beteiligungs AG	2,815	67,778
Deutsche Wohnen AG	76,943	1,305,631
Deutz AG (a)	57,886	349,354
Dialog Semiconductor plc (a) (c)	27,192	340,079
Dr. Hoenle AG	2,084	29,144
Draegerwerk AG & Co. KGaA	1,524	177,018
Drillisch AG	26,113	436,617
Duerr AG	11,256	677,861

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Eckert & Ziegler AG	2,469	$81,355
Elmos Semiconductor AG	7,336	82,157
ElringKlinger AG (c)	16,988	566,937
Euromicron AG (c)	3,803	72,228
Evotec AG (a)	59,728	210,896
First Sensor AG (a)	3,155	34,076
Freenet AG (a) (c)	52,905	1,155,588
GAGFAH S.A. (a) (c)	36,892	454,330
Gerresheimer AG	14,498	837,827
Gerry Weber International AG	9,842	415,889
Gesco AG	1,880	176,059
GFK SE	8,759	442,834
GFT Technologies AG	8,416	44,785
Gigaset AG (a) (c)	25,477	20,220
Gildemeister AG (c)	31,240	696,243
Grammer AG	7,267	223,949
Grenkeleasing AG	2,371	203,647
GSW Immobilien AG (c)	17,211	663,504
H&R AG (a)	7,029	79,204
Hamburger Hafen und Logistik AG	6,901	147,609
Hansa Group AG	5,987	21,984
Hawesko Holding AG	1,663	90,544
Heidelberger Druckmaschinen AG (a)	136,232	339,024
Highlight Communications AG (a)	13,077	68,836
Homag Group AG	2,798	50,203
Indus Holding AG (c)	13,812	446,517
Init Innovation In Traffic Systems AG	2,460	76,617
Intershop Communications AG (a)	7,747	15,467
Isra Vision AG	1,943	84,335
IVG Immobilien AG (a) (c)	46,968	14,163
Jenoptik AG	26,483	327,296
Joyou AG (a)	688	9,646
Kloeckner & Co. SE (a)	68,249	728,227
Koenig & Bauer AG	6,051	107,760
Kontron AG (c)	32,374	147,537
Krones AG	6,921	492,631
KSB AG	111	66,342
KUKA AG	14,184	599,713
KWS Saat AG	1,046	377,817
Leifheit AG	945	33,099
Leoni AG	22,210	1,104,736
LPKF Laser & Electronics AG	10,822	168,021
Manz AG (a)	1,268	48,558
MasterFlex SE (a)	280	2,036
Medigene AG (a)	13,692	17,132
MLP AG	33,383	203,159
Mobotix AG	2,035	40,517
Mologen AG (a)	3,095	48,932
Morphosys AG (a)	10,279	578,372
Muehlbauer Holding AG & Co. KGaA	1,575	38,729
MVV Energie AG (c)	6,393	178,928
Nemetschek AG	2,946	189,795
Nexus AG	2,080	24,905
Nordex SE (a)	37,732	263,692
NORMA Group	17,872	647,407
OHB AG	2,784	60,751
Patrizia Immobilien AG (a)	18,654	187,396

Germany—(Continued)
Pfeiffer Vacuum Technology AG	5,733	$594,173
PNE Wind AG (c)	27,971	97,847
Powerland AG	569	3,886
Praktiker AG (a) (c)	61,002	36,205
Progress-Werk Oberkirch AG	822	34,803
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	2,683	52,135
Pulsion Medical Systems SE	464	6,970
PVA TePla AG	3,358	8,094
QSC AG	51,100	184,799
R Stahl AG	1,594	74,415
Rational AG	1,075	360,175
Rheinmetall AG	21,095	982,898
Rhoen Klinikum AG (c)	58,472	1,348,690
RIB Software AG	1,026	5,359
SAF-Holland S.A. (a)	29,256	277,662
Salzgitter AG (c)	23,207	762,284
Schaltbau Holding AG	2,601	120,180
SGL Carbon SE (c)	28,680	912,061
SHW AG	1,051	36,538
Singulus Technologies AG (a)	35,179	63,274
Sixt AG	9,652	216,023
SKW Stahl-Metallurgie Holding AG	3,478	55,944
Sky Deutschland AG (a)	69,856	486,278
SMA Solar Technology AG	2,548	75,935
SMT Scharf AG	1,826	55,982
Software AG	20,668	618,580
Solarworld AG (a) (c)	52,337	31,132
Stada Arzneimittel AG (c)	31,815	1,366,244
Stroeer Media AG (a)	11,926	116,528
Suss Microtec AG (a)	12,728	130,372
Symrise AG	23,583	952,183
TAG Immobilien AG	77,264	840,846
Takkt AG	11,441	171,895
Technotrans	577	6,565
Telegate AG	1,984	20,264
Tipp24 SE (a)	2,855	164,307
Tom Tailor Holding AG	10,833	230,899
Tomorrow Focus AG	8,355	42,361
TUI AG (a) (c)	82,156	975,856
Verbio AG (a)	9,272	10,710
Vossloh AG	4,207	396,642
VTG AG	6,281	111,734
Wacker Neuson SE	14,685	197,617
Washtec AG	3,397	47,019
Wincor Nixdorf AG	16,507	892,621
Wirecard AG (c)	3,307	90,105
XING AG	1,747	117,811
zooplus AG (a)	550	30,206

		40,459,833

Greece—0.9%
Aegean Airlines S.A. (a)	598	2,375
Alpha Bank AE (a)	201,317	113,212
Athens Water Supply & Sewage Co. S.A. (The)	19,714	153,998
Bank of Cyprus plc (a) (d)	596,049	159,049

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Greece—(Continued)
Bank of Greece	11,668	$191,834
Diagnostic & Therapeutic Center of Athens Hygeia S.A. (a)	51,248	25,244
Ellaktor S.A. (a)	80,800	231,252
Elval - Hellenic Aluminium Industry S.A. (a)	5,382	14,169
Folli Follie Group (a)	18,502	378,319
Fourlis Holdings S.A. (a)	22,201	72,497
Frigoglass S.A. (a)	16,556	108,770
GEK Terna Holding Real Estate Construction S.A. (a)	35,756	101,644
Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	43,091	336,289
Hellenic Petroleum S.A.	50,348	460,897
Hellenic Telecommunications Organization S.A. (a)	84,089	656,401
Iaso S.A. (a)	9,418	12,145
Intracom Holdings S.A. (a)	38,557	22,869
Intralot SA-Integrated Lottery Systems & Services	76,916	180,148
JUMBO S.A. (a)	54,864	543,291
Lamda Development S.A. (a)	205	1,038
Marfin Investment Group Holdings S.A. (a)	382,614	137,864
Metka S.A.	12,895	166,299
Motor Oil Hellas Corinth Refineries S.A.	36,803	350,268
Mytilineos Holdings S.A. (a)	58,222	334,617
National Bank of Greece S.A. (a)	39,954	130,946
OPAP S.A.	46,245	387,260
Piraeus Bank S.A. (a)	56,892	91,722
Piraeus Port Authority	4,338	100,545
Proton Bank S.A. (a) (d)	14,856	3,481
Public Power Corp. S.A. (a)	59,233	531,658
Sarantis S.A. (a)	14,104	86,286
Sidenor Steel Products Manufacturing Co. S.A. (a)	10,515	24,066
Terna Energy S.A. (a)	22,487	85,148
Thessaloniki Water Supply & Sewage Co. S.A.	4,072	30,486
Titan Cement Co. S.A. (a)	34,499	600,220
TT Hellenic Postbank S.A. (a) (b) (d)	71,180	0
Viohalco Hellenic Copper and Aluminum Industry S.A. (a)	62,493	352,888

		7,179,195

Hong Kong—2.9%
Alco Holdings, Ltd.	136,000	27,879
Allan International Holdings	70,000	21,660
Allied Group, Ltd.	22,000	72,331
Allied Properties HK, Ltd.	1,774,024	266,241
Apac Resources, Ltd. (a)	2,300,000	36,925
APT Satellite Holdings, Ltd.	158,000	112,253
Arts Optical International Holdings, Ltd.	16,000	3,301
Asia Financial Holdings, Ltd.	300,000	131,120
Asia Satellite Telecommunications Holdings, Ltd.	66,000	234,874
Asia Standard International Group	352,000	76,597
Associated International Hotels, Ltd.	14,000	36,101
Aupu Group Holding Co., Ltd.	246,000	23,125
Bel Global Resources Holdings, Ltd. (a) (b) (d)	520,000	0
Birmingham International Holdings, Ltd. (a) (b) (d)	1,110,000	21,753

Hong Kong—(Continued)
Bonjour Holdings, Ltd.	810,000	$147,353
Bossini International Holdings, Ltd.	438,000	22,255
Brightoil Petroleum Holdings, Ltd. (a) (c)	1,156,000	220,283
Brockman Mining, Ltd. (a) (c)	2,516,770	165,529
Burwill Holdings, Ltd. (a)	1,294,000	20,354
Cafe de Coral Holdings, Ltd.	138,000	411,078
Century City International Holdings, Ltd.	616,000	43,417
Century Sunshine Group Holdings, Ltd.	269,416	24,368
Champion Technology Holdings, Ltd.	2,394,274	34,528
Chen Hsong Holdings	150,000	45,350
Cheuk Nang Holdings, Ltd.	84,920	55,823
Chevalier International Holdings, Ltd.	70,000	127,151
China Billion Resources, Ltd. (a) (b) (d)	476,000	0
China Boon Holdings, Ltd. (a)	420,000	4,104
China Daye Non-Ferrous Metals Mining, Ltd. (a)	2,682,000	68,779
China Electronics Corp. Holdings Co., Ltd. (a)	352,000	70,175
China Energy Development Holdings, Ltd. (a)	3,046,000	37,309
China Environmental Investment Holdings, Ltd. (a)	1,215,000	40,686
China Financial Services Holdings, Ltd.	288,000	23,725
China Flavors & Fragrances Co., Ltd. (a)	70,147	9,044
China Infrastructure Investment, Ltd. (a)	626,000	11,101
China Metal International Holdings, Inc.	300,000	72,690
China Nuclear Industry 23 International Corp., Ltd. (a)	106,000	16,842
China Renji Medical Group, Ltd. (a)	2,356,000	6,357
China Solar Energy Holdings, Ltd. (a)	162,000	2,980
China Star Entertainment, Ltd.	850,000	22,798
China Strategic Holdings, Ltd. (a)	770,000	11,979
China Ting Group Holdings, Ltd.	318,550	18,328
China-Hongkong Photo Products Holdings, Ltd.	284,000	22,804
Chinney Investment, Ltd.	8,000	1,289
Chong Hing Bank, Ltd.	76,000	207,681
Chow Sang Sang Holdings International, Ltd. (c)	149,000	300,171
Chu Kong Shipping Enterprise Group Co., Ltd.	252,000	79,047
Chuang’s China Investments, Ltd.	341,000	21,444
Chuang’s Consortium International, Ltd. (a)	546,357	69,294
CITIC Telecom International Holdings, Ltd. (c)	716,000	213,060
CK Life Sciences International Holdings, Inc.	1,874,000	154,207
CNT Group, Ltd.	246,000	9,198
Continental Holdings, Ltd. (a)	370,000	4,294
Cosmos Machinery Enterprises, Ltd.	126,000	8,026
CP Lotus Corp. (a)	1,750,000	47,248
Cross-Harbour Holdings, Ltd. (The)	119,000	96,595
CSI Properties, Ltd.	3,554,023	148,084
CST Mining Group, Ltd. (a)	8,984,000	99,478
Culture Landmark Investment, Ltd. (a)	86,400	7,575
Culturecom Holdings, Ltd. (a) (c)	285,000	47,479
Dah Sing Banking Group, Ltd.	186,800	219,284
Dah Sing Financial Holdings, Ltd.	82,000	327,711
Dan Form Holdings Co., Ltd.	568,000	69,167
Dickson Concepts International, Ltd.	131,000	73,413
Dingyi Group Investment, Ltd. (a)	455,000	33,366
Dorsett Hospitality International, Ltd.	415,000	95,927
Eagle Nice International Holdings, Ltd.	120,000	21,389
EcoGreen Fine Chemicals Group, Ltd.	90,000	17,140
Emperor Capital Group, Ltd.	84,000	3,565

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Emperor Entertainment Hotel, Ltd.	325,000	$114,315
Emperor International Holdings	691,250	185,910
Emperor Watch & Jewellery, Ltd.	2,380,000	195,002
ENM Holdings, Ltd. (a)	556,000	32,262
EPI Holdings, Ltd. (a)	1,842,000	58,617
Esprit Holdings, Ltd. (c)	1,156,450	1,713,796
eSun Holdings, Ltd. (a)	400,000	53,607
EVA Precision Industrial Holdings, Ltd.	234,000	31,444
Fairwood, Ltd.	48,500	99,809
Far East Consortium International,,Ltd.	621,499	206,123
Fountain SET Holdings, Ltd. (a)	338,000	46,296
Fujikon Industrial Holdings, Ltd.	100,000	36,054
G-Resources Group, Ltd. (a)	10,587,000	364,040
Genting Hong Kong, Ltd. (a)	101,229	43,173
Get Nice Holdings, Ltd.	2,326,000	98,415
Giordano International, Ltd. (c)	798,000	697,853
Glorious Sun Enterprises, Ltd.	262,000	71,754
Gold Peak Industries Holding, Ltd.	277,714	30,440
Golden Resources Development International, Ltd.	370,000	20,774
Goldin Financial Holdings, Ltd. (a)	200,000	31,713
Goldin Properties Holdings, Ltd. (a)	286,000	153,389
Good Fellow Resources Holdings, Ltd. (a)	120,000	5,243
Greenheart Group, Ltd. (a)	126,000	7,890
Guangnan Holdings, Ltd.	264,000	29,887
Guotai Junan International Holdings, Ltd.	288,000	113,980
Haitong International Securities Group, Ltd.	242,365	107,864
Hao Tian Resources Group, Ltd. (a)	868,000	43,959
Harbour Centre Development, Ltd.	88,000	164,269
HKR International, Ltd.	449,600	220,110
Hon Kwok Land Investment Co., Ltd.	140,000	61,322
Hong Kong Aircraft Engineering Co., Ltd. (c)	5,200	69,860
Hong Kong Ferry Holdings	10,000	9,979
Hong Kong Television Network, Ltd.	270,000	85,028
Hongkong Chinese, Ltd. (a)	920,000	185,056
Hsin Chong Construction Group, Ltd.	348,000	45,389
Huafeng Group Holdings, Ltd. (a)	460,000	11,540
Hung Hing Printing Group, Ltd.	252,000	37,560
Hutchison Telecommunications Hong Kong Holdings, Ltd.	860,000	453,676
Hybrid Kinetic Group, Ltd. (a)	1,740,000	21,746
Imagi International Holdings, Ltd. (a)	4,131,000	44,040
IPE Group, Ltd.	285,000	20,502
IRC, Ltd. (a)	600,000	64,393
IT, Ltd.	330,000	118,016
ITC Properties Group, Ltd.	81,000	33,676
Jinhui Holdings, Ltd. (a)	70,000	14,440
Johnson Electric Holdings, Ltd.	488,500	300,748
K Wah International Holdings, Ltd.	787,187	358,303
Kam Hing International Holdings, Ltd.	196,000	15,167
Kantone Holdings, Ltd.	930,000	9,067
Keck Seng Investments	94,000	47,757
King Stone Energy Group, Ltd. (a) (b) (d)	792,000	38,293
Kingmaker Footwear Holdings, Ltd.	102,000	18,590
Kingston Financial Group, Ltd. (c)	2,171,000	189,465
Ko Yo Chemical Group, Ltd. (a)	2,680,000	32,110
Kowloon Development Co., Ltd.	173,000	223,941

Hong Kong—(Continued)
Lai Sun Development (a)	7,000,666	$180,881
Lai Sun Garment International, Ltd. (a)	430,000	72,869
Lam Soon Hong Kong, Ltd.	15,000	8,858
Lee’s Pharmaceutical Holdings, Ltd.	110,000	90,347
Lerado Group Holdings Co.	202,000	18,454
Lippo China Resources, Ltd.	2,106,000	57,163
Lippo, Ltd. (a)	122,000	61,656
Lisi Group Holdings, Ltd. (a)	400,000	18,110
Liu Chong Hing Investment	90,000	125,088
Luen Thai Holdings, Ltd.	156,000	57,934
Luk Fook Holdings International, Ltd. (c)	153,000	350,638
Luks Group Vietnam Holdings Co., Ltd.	68,000	15,771
Lung Kee Bermuda Holdings	116,000	44,834
Magnificent Estates	1,560,000	75,197
Man Wah Holdings, Ltd.	216,800	271,741
Man Yue Technology Holdings, Ltd.	88,000	11,540
Matrix Holdings, Ltd.	36,000	7,891
Mei Ah Entertainment Group, Ltd. (a)	800,000	12,560
Melco International Development, Ltd.	458,000	858,942
Midland Holdings, Ltd.	460,000	171,494
Ming Fai International Holdings, Ltd.	145,000	15,496
Ming Fung Jewellery Group, Ltd. (a)	1,440,000	47,306
Miramar Hotel & Investment	4,000	4,973
Mongolia Energy Corp., Ltd. (a)	1,688,000	48,615
Mongolian Mining Corp. (a) (c)	773,500	140,997
Nan Nan Resources Enterprise, Ltd. (a)	92,000	4,270
National Electronic Holdings, Ltd.	166,000	22,034
Natural Beauty Bio-Technology, Ltd.	290,000	22,007
Neo-Neon Holdings, Ltd. (a)	420,500	72,848
Neptune Group, Ltd. (a)	1,060,000	23,249
New Century Group Hong Kong, Ltd.	912,000	18,495
New Focus Auto Tech Holdings, Ltd. (a)	12,000	788
New Smart Energy Group, Ltd. (a)	935,000	14,074
New Times Energy Corp., Ltd. (a)	204,200	16,413
Newocean Energy Holdings, Ltd.	468,000	278,039
Next Media, Ltd. (a)	414,000	43,551
Norstar Founders Group, Ltd. (a) (b) (d)	120,000	0
North Asia Resources Holdings, Ltd. (a)	335,000	12,937
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	555,882	24,302
Oriental Watch Holdings	271,600	88,099
Pacific Andes International Holdings, Ltd.	1,213,323	53,792
Pacific Basin Shipping, Ltd.	918,000	518,054
Pacific Textile Holdings, Ltd.	270,000	303,900
Paliburg Holdings, Ltd.	362,000	118,631
Pan Asia Environmental Protection Group, Ltd. (a)	38,000	3,043
PCCW, Ltd.	162,000	76,079
Pearl Oriental Oil, Ltd. (a) (b) (d)	1,170,000	71,654
Pico Far East Holdings, Ltd.	468,000	159,234
Playmates Holdings, Ltd.	64,000	63,293
PNG Resources Holdings, Ltd. (a)	1,520,000	42,058
Polytec Asset Holdings, Ltd.	965,000	117,558
Public Financial Holdings, Ltd.	166,000	74,277
PYI Corp., Ltd.	2,714,366	65,361
Regal Hotels International Holdings, Ltd.	454,000	207,302
Richfield Group Holdings, Ltd.	944,000	27,152

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Rising Development Holdings, Ltd. (a)	272,000	$10,724
Rivera Holdings, Ltd.	20,000	799
SA SA International Holdings, Ltd. (c)	548,000	537,933
Sandmartin International Holdings, Ltd. (a)	104,000	5,639
SEA Holdings, Ltd.	94,000	55,628
Shenyin Wanguo HK, Ltd.	155,000	52,643
Shenzhen High-Tech Holdings, Ltd.	120,000	14,338
Shougang Concord Technology Holdings (a)	634,000	29,787
Shun Tak Holdings, Ltd. (c)	979,500	467,244
Silver base Group Holdings, Ltd. (c)	371,000	68,718
Sing Tao News Corp., Ltd.	276,000	37,848
Singamas Container Holdings, Ltd.	894,000	182,964
Sino Distillery Group, Ltd. (a)	222,000	16,308
Sinocop Resources Holdings, Ltd. (a)	390,000	23,453
SIS International Holdings (b) (d)	16,000	6,209
Sitoy Group Holdings, Ltd.	110,000	45,744
SmarTone Telecommunications Holdings, Ltd. (c)	206,500	338,797
SOCAM Development, Ltd.	179,876	219,004
Solomon Systech International, Ltd. (a)	656,000	28,615
Soundwill Holdings, Ltd.	50,000	102,562
South China China, Ltd. (a)	496,000	47,323
Stella International Holdings, Ltd.	55,000	152,230
Stelux Holdings International, Ltd.	260,500	87,011
Success Universe Group, Ltd. (a)	240,000	5,438
Sun Hing Vision Group Holdings, Ltd.	42,000	13,863
Sun Hung Kai & Co., Ltd.	400,440	220,636
Sun Innovation Holdings, Ltd. (a)	1,470,000	24,910
Superb Summit International Group, Ltd. (a)	2,895,000	126,657
Sustainable Forest Holdings, Ltd. (a)	2,220,000	13,118
TAI Cheung Holdings	250,000	198,999
Talent Property Group, Ltd. (a)	420,000	7,568
Tan Chong International, Ltd.	63,000	19,494
Tao Heung Holdings, Ltd.	204,000	159,684
Taung Gold International, Ltd. (a) (b) (c) (d)	700,000	14,350
Texwinca Holdings, Ltd.	298,000	276,425
Titan Petrochemicals Group, Ltd. (a) (d)	1,000,000	322
Tom Group, Ltd. (a)	590,000	70,992
Tongda Group Holdings, Ltd.	1,350,000	79,046
Town Health International Investments, Ltd. (a)	176,000	13,575
Tradelink Electronic Commerce, Ltd.	356,000	68,251
Transport International Holdings, Ltd. (c)	109,600	230,781
Trinity, Ltd. (c)	632,000	218,812
TSC Group Holdings, Ltd. (a)	267,000	88,610
Tse Sui Luen Jewellery International, Ltd.	40,000	18,361
Tysan Holdings, Ltd.	104,000	25,212
United Laboratories International Holdings, Ltd. (The) (a) (c)	355,000	126,552
Universal Technologies Holdings, Ltd. (a)	710,000	55,703
Up Energy Development Group, Ltd. (a)	92,000	5,738
Upbest Group, Ltd.	8,000	1,011
Value Convergence Holdings, Ltd. (a)	104,000	14,168
Value Partners Group, Ltd.	380,000	202,824
Varitronix International, Ltd.	182,000	128,049
Vedan International Holdings, Ltd.	296,000	19,049
Victory City International Holdings, Ltd.	600,868	81,519
Vitasoy International Holdings, Ltd.	380,000	458,091
VST Holdings, Ltd.	487,200	92,691

Hong Kong—(Continued)
Wai Kee Holdings, Ltd.	54,000	$12,931
Wang On Group, Ltd.	3,040,000	50,891
Water Oasis Group, Ltd.	52,000	2,862
Win Hanverky Holdings, Ltd.	332,000	32,453
Wing On Co. International, Ltd.	46,000	126,026
Wing Tai Properties, Ltd.	280,000	175,466
Xinyi Glass Holdings, Ltd. (c)	930,000	716,904
Xpress Group, Ltd. (a)	600,000	18,172
Yeebo International Holdings, Ltd.	158,000	22,001
YGM Trading, Ltd.	48,000	124,156
Yugang International, Ltd. (a)	1,466,000	9,207
Zhuhai Holdings Investment Group, Ltd.	218,000	44,836

		24,943,908

Ireland—1.1%
Aer Lingus Group plc	42,387	83,340
C&C Group plc	204,054	1,106,376
DCC plc	50,148	1,963,947
FBD Holdings plc	15,309	290,024
Glanbia plc	57,037	768,204
Grafton Group plc	111,227	775,380
IFG Group plc	44,002	79,113
Irish Continental Group plc	1,706	49,248
Kenmare Resources plc (a)	145,693	54,270
Kingspan Group plc	63,709	847,464
Paddy Power plc	27,063	2,322,164
Smurfit Kappa Group plc	81,172	1,352,857

		9,692,387

Israel—1.1%
Africa Israel Investments, Ltd. (a)	50,826	110,589
Africa Israel Properties, Ltd. (a)	7,501	83,590
Africa Israel Residences, Ltd.	880	11,628
Airport City, Ltd. (a)	18,842	115,566
AL-ROV Israel, Ltd. (a)	2,628	73,927
Allot Communications, Ltd. (a)	6,459	88,324
Alon Holdings Blue Square Israel, Ltd. (a)	8,063	26,824
Alrov Properties and Lodgings, Ltd. (a)	1,923	42,320
Alvarion, Ltd. (a)	2,721	3,666
Amot Investments, Ltd.	28,877	75,404
AudioCodes, Ltd. (a)	17,523	77,875
Avgol Industries 1953, Ltd.	46,857	45,351
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	20,176
Babylon, Ltd.	13,198	77,312
Bayside Land Corp.	413	92,949
Big Shopping Centers 2004, Ltd.	716	22,371
Biocell, Ltd. (a)	2,190	14,792
BioLine RX, Ltd. (a)	25,645	4,181
Blue Square Real Estate, Ltd.	374	11,677
Cellcom Israel, Ltd.	10,559	98,066
Ceragon Networks, Ltd. (a)	14,799	47,523
Clal Biotechnology Industries, Ltd. (a)	17,580	35,234
Clal Industries, Ltd.	35,222	145,088
Clal Insurance Enterprises Holdings, Ltd.	10,363	167,633
Compugen, Ltd. (a)	13,456	74,519

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Delek Automotive Systems, Ltd.	16,947	$164,866
Delta-Galil Industries, Ltd.	5,417	83,163
Direct Insurance Financial Investments, Ltd.	5,783	20,031
Elbit Imaging, Ltd. (a)	4,496	9,193
Elbit Systems, Ltd.	12,220	514,371
Electra, Ltd.	895	98,032
Elron Electronic Industries, Ltd.	7,585	39,746
Equital, Ltd. (a)	550	6,824
Evogene, Ltd. (a)	16,323	100,522
EZchip Semiconductor, Ltd. (a)	9,853	264,137
First International Bank Of Israel, Ltd.	10,887	154,727
FMS Enterprises Migun, Ltd.	910	9,941
Formula Systems 1985, Ltd. (a)	4,463	97,545
Frutarom Industries, Ltd.	19,140	288,917
Gilat Satellite Networks, Ltd. (a)	12,836	70,136
Given Imaging, Ltd. (a)	8,717	117,083
Golf & Co., Ltd.	6,101	18,983
Hadera Paper, Ltd. (a)	1,386	78,907
Harel Insurance Investments & Financial Services, Ltd.	5,741	282,482
Industrial Buildings Corp.	43,794	68,654
Israel Discount Bank, Ltd. - Class A (a)	324,607	544,662
Israel Land Development Co., Ltd. (The)	3,950	11,637
Ituran Location and Control, Ltd.	9,589	159,339
Jerusalem Oil Exploration (a)	5,621	157,217
Kamada, Ltd. (a)	11,968	133,808
Kardan Yazamut (a)	51	4
Kerur Holdings, Ltd.	931	12,597
Maabarot Products, Ltd.	4,183	41,756
Magic Software Enterprises, Ltd.	9,462	51,206
Matrix IT, Ltd.	19,777	97,868
Mazor Robotics, Ltd. (a)	13,274	95,089
Meitav DS Investments, Ltd.	5,193	15,446
Melisron, Ltd.	6,384	133,578
Mellanox Technologies, Ltd. (a)	4,452	220,374
Menorah Mivtachim Holdings, Ltd. (a)	12,198	121,358
Migdal Insurance & Financial Holding, Ltd.	133,078	209,870
Mizrahi Tefahot Bank, Ltd. (a)	41,443	417,129
Naphtha Israel Petroleum Corp., Ltd. (a)	18,925	92,458
Neto ME Holdings, Ltd.	1,150	44,134
Nitsba Holdings 1995, Ltd. (a)	16,809	199,424
Nova Measuring Instruments, Ltd. (a)	10,093	93,814
Oil Refineries, Ltd. (a)	432,149	193,590
Ormat Industries (a)	29,986	165,960
Osem Investments, Ltd.	15,297	319,528
Partner Communications Co., Ltd.	39,592	250,075
Paz Oil Co., Ltd. (a)	2,330	361,296
Perion Network, Ltd. (a)	3,246	36,647
Phoenix Holdings, Ltd. (The)	30,251	100,027
Plasson Industries, Ltd.	1,729	57,183
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	2,926	135,509
Shikun & Binui, Ltd.	94,127	208,065
Shufersal, Ltd.	37,713	132,923
Space Communication, Ltd. (a)	2,951	42,996
Strauss Group, Ltd.	17,669	270,052
Tower Semiconductor, Ltd. (a)	10,537	49,527

Israel—(Continued)
Union Bank of Israel (a)	11,952	$47,727

		9,278,718

Italy—2.8%
A2A S.p.A.	394,537	293,168
ACEA S.p.A.	33,065	275,868
Acotel Group S.p.A. (a)	81	1,817
Aeroporto di Venezia Marco Polo S.p.A. - SAVE	7,778	122,862
Alerion Cleanpower S.p.A.	10,865	49,498
Amplifon S.p.A.	48,850	244,452
Ansaldo STS S.p.A.	42,193	407,931
Arnoldo Mondadori Editore S.p.A. (a) (c)	62,817	72,196
Ascopiave S.p.A.	22,740	39,786
Astaldi S.p.A.	32,469	223,455
Autogrill S.p.A.	54,430	756,665
Azimut Holding S.p.A.	49,548	897,676
Banca Carige S.p.A. (a) (c)	414,328	249,909
Banca Finnat Euramerica S.p.A.	50,851	17,525
Banca Generali S.p.A. (c)	20,603	442,375
Banca IFIS S.p.A.	6,177	65,634
Banca Piccolo Credito Valtellinese Scarl	112,363	131,065
Banca Popolare dell’Emilia Romagna S.c.r.l. (a)	171,912	991,646
Banca Popolare dell’Etruria e del Lazio (a)	7,755	7,014
Banca Popolare di Milano Scarl (a) (c)	1,773,934	708,023
Banca Popolare di Sondrio SCARL	154,558	766,757
Banca Profilo S.p.A.	117,883	33,757
Banco di Desio e della Brianza S.p.A.	20,306	49,660
Banco Popolare SC (a) (c)	839,831	987,069
BasicNet S.p.A.	9,826	20,015
Biesse S.p.A. (a)	6,021	22,952
Brembo S.p.A.	17,718	315,945
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	3,633
Brunello Cucinelli S.p.A.	291	7,188
Buzzi Unicem S.p.A. (c)	39,838	598,408
Cairo Communication S.p.A.	11,446	49,911
Caltagirone Editore S.p.A. (a)	6,273	6,372
Carraro S.p.A. (a)	5,504	13,964
Cementir Holding S.p.A.	31,117	87,240
CIR-Compagnie Industriali Riunite S.p.A. (a)	236,036	266,065
Credito Bergamasco S.p.A.	2,162	30,878
Credito Emiliano S.p.A.	44,882	211,848
d’Amico International Shipping S.A. (a)	19,542	12,871
Danieli & C Officine Meccaniche S.p.A. (c)	7,018	163,677
Datalogic S.p.A.	8,267	70,913
De’Longhi S.p.A.	17,527	272,626
DeA Capital S.p.A. (a)	18,071	31,267
DiaSorin S.p.A. (c)	10,148	405,124
Ei Towers S.p.A.	3,833	136,108
Engineering S.p.A.	2,555	98,774
ERG S.p.A.	32,977	308,198
Esprinet S.p.A.	18,719	79,183
Eurotech S.p.A. (a)	13,076	20,002
Falck Renewables S.p.A. (c)	64,793	69,486
Fiera Milano S.p.A.	6,655	38,306
Finmeccanica S.p.A. (a)	224,698	1,119,300
Fondiaria-Sai S.p.A. (a)	37,296	68,574

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Gas Plus	3,786	$22,691
Gemina S.p.A. (a)	405,139	726,687
Geox S.p.A. (c)	52,589	130,918
Gruppo Editoriale L’Espresso S.p.A. (a)	67,388	70,844
Gruppo MutuiOnline S.p.A.	5,404	26,153
Gtech S.p.A.	23,515	588,597
Hera S.p.A.	345,485	655,213
IMMSI S.p.A. (a)	100,436	56,041
Indesit Co. S.p.A.	25,444	189,873
Industria Macchine Automatiche S.p.A.	3,503	80,676
Intek Group S.p.A. (a)	80,757	30,226
Interpump Group S.p.A.	35,866	318,576
Iren S.p.A.	273,860	304,909
Italcementi S.p.A.	42,131	269,112
Italmobiliare S.p.A. (a)	4,014	85,724
Juventus Football Club S.p.A. (a)	147,435	37,599
Landi Renzo S.p.A. (a)	31,132	47,268
Maire Tecnimont S.p.A. (a)	2,796	10,906
MARR S.p.A.	16,293	195,536
Mediaset S.p.A. (a)	348,643	1,313,795
Mediolanum S.p.A. (c)	74,083	458,462
Meriella Burani S.p.A (a) (b) (d)	6,116	0
Milano Assicurazioni S.p.A. (a)	484,485	295,557
Nice S.p.A.	9,890	31,049
Piaggio & C S.p.A. (c)	85,698	222,080
Poltrona Frau S.p.A. (a)	22,268	39,862
Prelios S.p.A. (a)	38,015	30,240
Premafin Finanziaria S.p.A. (a)	43,094	9,081
Prima Industrie S.p.A. (a)	243	2,733
Prysmian S.p.A.	29,621	550,736
RCS MediaGroup S.p.A. (a) (c)	11,656	20,787
Recordati S.p.A.	44,330	491,758
Reply S.p.A.	1,905	81,954
Retelit S.p.A. (a)	36,769	22,004
Sabaf S.p.A.	1,021	11,895
SAES Getters S.p.A.	1,416	12,589
Safilo Group S.p.A. (a)	20,664	396,197
Saras S.p.A. (a) (c)	134,527	174,407
Snai S.p.A. (a)	21,135	19,257
Societa Cattolica di Assicurazioni S.c.r.l. (c)	24,280	495,912
Societa Iniziative Autostradali e Servizi S.p.A. (c)	30,419	247,949
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole S.p.A.	1,095	52,363
Sogefi S.p.A. (c)	25,543	86,795
SOL S.p.A.	15,778	106,664
Sorin S.p.A. (a)	157,025	398,426
Telecom Italia Media S.p.A. (a) (c)	227,575	22,507
Tiscali S.p.A. (a)	802,477	37,377
Tod’s S.p.A.	4,903	690,271
Trevi Finanziaria Industriale S.p.A.	20,868	166,508
Uni Land S.p.A. (a) (b) (d)	4,937	0
Unione di Banche Italiane SCPA (c)	54,789	198,165
Unipol Gruppo Finanziario S.p.A. (c)	133,203	435,969
Vianini Lavori S.p.A.	2,113	9,131
Vittoria Assicurazioni S.p.A.	16,042	134,203
Yoox S.p.A. (a) (c)	22,641	484,396

Italy—(Continued)
Zignago Vetro S.p.A.	14,414	$81,487

		24,044,751

Japan—24.2%
77 Bank, Ltd. (The)	125,000	593,679
A&A Material Corp. (a)	23,000	19,945
A&D Co., Ltd. (c)	11,600	96,153
A/S One Corp.	8,100	201,256
Accordia Golf Co., Ltd.	552	580,491
Achilles Corp.	94,000	120,210
ADEKA Corp.	50,300	516,344
Aderans Co., Ltd.	800	11,135
Advan Co., Ltd.	6,500	83,642
Aeon Delight Co., Ltd.	6,500	117,665
Aeon Fantasy Co., Ltd.	4,000	73,229
Agrex, Inc.	900	7,522
Ahresty Corp.	12,800	78,654
Ai Holdings Corp.	24,600	216,800
Aica Kogyo Co., Ltd.	24,400	489,614
Aichi Bank, Ltd. (The)	5,300	239,153
Aichi Corp.	19,600	94,077
Aichi Steel Corp.	62,000	274,465
Aichi Tokei Denki Co., Ltd.	19,000	53,259
Aida Engineering, Ltd.	33,400	255,296
Aigan Co., Ltd. (a)	8,200	24,679
Ain Pharmaciez, Inc.	5,000	215,564
Aiphone Co., Ltd.	9,200	150,808
Airport Facilities Co., Ltd.	15,000	89,040
Aisan Industry Co., Ltd.	16,600	164,047
Aizawa Securities Co., Ltd. (c)	22,300	119,869
Akebono Brake Industry Co., Ltd.	11,100	52,421
Akita Bank, Ltd. (The)	120,000	297,663
Alconix Corp.	3,100	58,455
Alinco, Inc.	5,800	42,458
Allied Telesis Holdings KK	44,500	37,291
Alpen Co., Ltd. (c)	9,600	184,692
Alpha Corp.	2,200	21,962
Alpha Systems, Inc.	3,940	44,457
Alpine Electronics, Inc.	25,000	252,348
Alps Electric Co., Ltd.	92,500	692,148
Alps Logistics Co., Ltd.	4,100	39,645
Altech Corp.	4,700	46,205
Amano Corp.	32,200	339,311
Amiyaki Tei Co., Ltd.	21	56,258
Amuse, Inc.	3,000	72,565
Anest Iwata Corp.	18,000	83,489
AOC Holdings, Inc.	26,700	83,300
Aohata Corp.	100	1,464
AOI Electronic Co., Ltd.	2,800	37,268
AOI Pro, Inc.	4,700	29,419
AOKI Holdings, Inc.	11,200	338,239
Aomori Bank, Ltd. (The)	118,000	295,076
Aoyama Trading Co., Ltd.	29,900	790,544
Arakawa Chemical Industries, Ltd.	10,900	95,217
Arata Corp. (c)	23,000	89,981
Araya Industrial Co., Ltd.	26,000	39,432

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Arcland Sakamoto Co., Ltd.	8,400	$130,102
Arcs Co., Ltd.	17,664	345,356
Argo Graphics, Inc.	3,700	56,708
Ariake Japan Co., Ltd.	7,100	173,402
Arisawa Manufacturing Co., Ltd.	20,700	80,137
Arnest One Corp. (c)	21,900	431,058
Artnature, Inc.	3,500	64,611
Asahi Broadcasting Corp.	4,600	33,118
Asahi Co., Ltd. (c)	7,600	111,364
Asahi Diamond Industrial Co., Ltd.	32,500	307,727
Asahi Holdings, Inc. (c)	14,100	212,983
Asahi Kogyosha Co., Ltd.	16,000	56,368
Asahi Net, Inc.	5,000	20,822
Asahi Organic Chemicals Industry Co., Ltd.	44,000	96,428
Asahi Printing Co., Ltd.	200	4,697
Asahipen Corp.	4,000	5,808
Asanuma Corp. (a)	29,000	20,219
Asatsu-DK, Inc. (c)	16,400	382,899
Asax Co., Ltd.	18	28,118
Ashimori Industry Co., Ltd. (a) (c)	33,000	46,161
ASICS Trading Co., Ltd.	800	14,031
ASKA Pharmaceutical Co., Ltd.	15,000	96,046
ASKUL Corp.	11,100	204,322
Asunaro Aoki Construction Co., Ltd. (c)	8,000	43,916
Atom Corp.	6,500	37,621
Atsugi Co., Ltd. (c)	104,000	112,209
Autobacs Seven Co., Ltd.	38,700	588,066
Avex Group Holdings, Inc.	17,000	535,671
Awa Bank, Ltd. (The) (c)	111,000	620,064
Axell Corp.	3,800	70,013
Azbil Corp.	11,300	242,583
Bando Chemical Industries, Ltd.	51,000	185,476
Bank of Iwate, Ltd. (The)	9,100	351,435
Bank of Kochi, Ltd. (The)	16,000	18,070
Bank of Nagoya, Ltd. (The)	94,000	368,722
Bank of Okinawa, Ltd. (The)	10,800	454,117
Bank of Saga, Ltd. (The)	82,000	167,847
Bank of the Ryukyus, Ltd. (c)	23,800	299,261
Belc Co., Ltd.	6,200	109,240
Belluna Co., Ltd.	15,550	165,584
Benefit One, Inc.	51	78,175
Best Bridal, Inc.	10,600	82,542
Best Denki Co., Ltd. (a)	35,200	61,517
Bic Camera, Inc. (c)	469	202,634
Bit-isle, Inc. (c)	6,600	65,464
BML, Inc.	6,600	167,439
Bookoff Corp.	4,700	33,107
Bull-Dog Sauce Co., Ltd.	6,000	10,647
Bunka Shutter Co., Ltd.	29,000	154,014
C Uyemura & Co., Ltd.	3,400	140,591
CAC Corp.	8,800	76,486
Calsonic Kansei Corp.	83,000	347,347
Can Do Co., Ltd.	9,200	136,877
Canon Electronics, Inc.	12,000	219,489
Cawachi, Ltd.	9,700	202,056
Central Glass Co., Ltd.	114,000	358,657
Central Security Patrols Co., Ltd.	3,300	30,100

Japan—(Continued)
Central Sports Co., Ltd.	3,200	$48,463
CFS Corp.	4,400	17,097
Chiba Kogyo Bank, Ltd. (The) (a)	25,500	185,399
Chino Corp.	20,000	43,561
Chiyoda Co., Ltd.	12,000	307,221
Chiyoda Integre Co., Ltd.	7,800	97,843
Chofu Seisakusho Co., Ltd. (c)	8,200	177,725
Chori Co., Ltd.	7,000	71,036
Chubu Shiryo Co., Ltd.	14,400	77,175
Chudenko Corp.	12,400	122,031
Chuetsu Pulp & Paper Co., Ltd.	55,000	83,742
Chugai Mining Co., Ltd. (a)	68,200	17,659
Chugai Ro Co., Ltd. (c)	42,000	107,143
Chugoku Marine Paints, Ltd.	37,000	183,380
Chukyo Bank, Ltd. (The)	64,000	118,134
Chuo Denki Kogyo Co., Ltd.	11,100	36,824
Chuo Gyorui Co., Ltd.	2,000	4,315
Chuo Spring Co., Ltd.	19,000	57,763
CKD Corp.	32,300	279,462
Clarion Co., Ltd. (a) (c)	72,000	90,031
Cleanup Corp.	14,500	114,921
CMIC Holdings Co., Ltd. (c)	5,800	118,410
CMK Corp.	26,400	83,860
Coca-Cola Central Japan Co., Ltd. (c)	15,400	234,039
Cocokara fine, Inc.	7,500	238,218
Computer Engineering & Consulting, Ltd.	7,000	43,903
Computer Institute of Japan, Ltd.	2,000	7,905
Core Corp.	3,000	22,475
Corona Corp.	8,500	93,590
Cosel Co., Ltd. (c)	13,100	167,493
Cosmo Oil Co., Ltd. (a)	157,000	289,704
Cosmos Initia Co., Ltd. (a)	5,700	45,353
Create Medic Co., Ltd.	1,800	15,373
CREATE SD HOLDINGS Co., Ltd.	5,400	174,240
Cross Plus, Inc.	1,100	10,060
CTI Engineering Co., Ltd.	6,100	45,453
Cybernet Systems Co., Ltd.	39	12,781
Cybozu, Inc.	119	32,733
Dai Nippon Toryo Co., Ltd.	70,000	103,057
Dai-Dan Co., Ltd. (c)	17,000	87,988
Dai-Ichi Kogyo Seiyaku Co., Ltd.	24,000	58,807
Dai-ichi Seiko Co., Ltd. (c)	6,300	83,413
Daibiru Corp.	24,500	272,991
Daido Kogyo Co., Ltd. (c)	19,000	42,341
Daido Metal Co., Ltd. (c)	21,000	143,149
Daidoh, Ltd.	13,700	89,196
Daiei, Inc. (The) (a)	64,700	187,538
Daifuku Co., Ltd.	49,000	357,747
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	28,376
Daihen Corp.	63,000	272,603
Daiho Corp. (c)	43,000	52,032
Daiichi Jitsugyo Co., Ltd.	26,000	110,636
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,600	28,848
Daiichikosho Co., Ltd.	5,000	136,977
Daiken Corp.	40,000	106,936
Daiki Aluminium Industry Co., Ltd.	16,000	46,547
Daiki Ataka Engineering Co., Ltd.	10,000	36,974

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Daiko Clearing Services Corp.	5,300	$33,564
Daikoku Denki Co., Ltd.	4,400	84,321
Daikokutenbussan Co., Ltd. (c)	2,900	76,019
Daikyo, Inc.	151,000	452,260
Dainichi Co., Ltd.	4,100	30,960
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	42,000	183,748
Daio Paper Corp.	50,000	285,474
Daisan Bank, Ltd. (The)	102,000	164,561
Daiseki Co., Ltd. (c)	17,700	310,530
Daiseki Eco. Solution Co., Ltd.	10	13,280
Daishi Bank, Ltd. (The)	179,000	590,222
Daishinku Corp.	21,000	86,401
Daiso Co., Ltd.	46,000	135,671
Daisyo Corp. (c)	5,300	66,860
Daito Bank, Ltd. (The)	88,000	69,214
Daito Electron Co., Ltd.	800	3,202
Daito Pharmaceutical Co., Ltd.	4,600	57,699
Daiwa Industries, Ltd.	15,000	82,129
Daiwabo Holdings Co., Ltd.	134,000	207,418
DC Co., Ltd.	11,500	34,048
DCM Holdings Co., Ltd.	46,300	363,688
Denki Kogyo Co., Ltd.	36,000	192,037
Denyo Co., Ltd.	9,800	141,610
Descente, Ltd.	26,000	182,501
Digital Garage, Inc. (c)	79	250,142
DKK-Toa Corp.	2,200	8,111
DMW Corp.	700	10,828
Doshisha Co., Ltd.	12,400	176,797
Doutor Nichires Holdings Co., Ltd.	18,600	261,872
Dr Ci:Labo Co., Ltd. (c)	62	164,725
Dream Incubator, Inc. (a)	18	25,775
DTS Corp.	12,000	174,607
Dunlop Sports Co., Ltd.	8,300	93,815
Duskin Co., Ltd.	26,800	504,520
Dydo Drinco, Inc.	4,300	170,611
Dynic Corp.	16,000	27,750
Eagle Industry Co., Ltd. (c)	14,000	174,353
Ebara Jitsugyo Co., Ltd.	4,600	60,483
EDION Corp. (c)	53,200	302,016
Ehime Bank, Ltd. (The)	85,000	209,127
Eidai Co., Ltd.	15,000	58,382
Eighteenth Bank, Ltd. (The)	101,000	234,241
Eiken Chemical Co., Ltd. (c)	8,200	130,434
Eizo Corp.	11,100	238,738
Elecom Co., Ltd.	4,500	53,724
Elematec Corp.	5,000	62,766
EM Systems Co., Ltd. (c)	1,900	36,191
Emori & Co., Ltd.	2,500	30,684
en-japan, Inc.	46	68,373
Enplas Corp.	900	66,267
Enshu, Ltd. (a)	23,000	32,008
Ensuiko Sugar Refining Co., Ltd. (c)	4,000	11,529
EPS Corp. (c)	140	155,846
ESPEC Corp.	13,000	90,312
Excel Co., Ltd.	5,000	55,259
Exedy Corp.	16,800	423,899

Japan—(Continued)
Ezaki Glico Co., Ltd.	24,000	$228,685
F&A Aqua Holdings, Inc.	11,700	173,330
F-Tech, Inc.	3,600	55,843
Faith, Inc.	458	47,915
FALCO SD HOLDINGS Co., Ltd.	4,300	52,899
Fancl Corp.	23,200	278,373
FCC Co., Ltd. (c)	16,600	392,366
Ferrotec Corp.	19,900	82,277
FIDEA Holdings Co., Ltd.	83,610	182,954
Fields Corp.	8,800	138,873
First Juken Co., Ltd.	3,400	45,153
Foster Electric Co., Ltd. (c)	13,800	226,688
FP Corp.	6,600	456,326
France Bed Holdings Co., Ltd. (c)	65,000	124,806
Fudo Tetra Corp. (a)	73,700	104,786
Fuji Co., Ltd./Ehime (c)	8,800	159,329
Fuji Corp., Ltd.	13,400	86,925
Fuji Electronics Co., Ltd.	5,600	72,446
Fuji Kiko Co., Ltd.	13,000	39,458
Fuji Kosan Co., Ltd.	4,600	27,411
Fuji Kyuko Co., Ltd. (c)	14,000	141,593
Fuji Oil Co.,,Ltd.	31,400	544,528
Fuji Pharma Co., Ltd.	3,300	63,289
Fuji Seal International, Inc.	10,600	299,803
Fuji Soft, Inc.	10,400	219,153
Fujibo Holdings, Inc. (c)	63,000	151,193
Fujicco Co., Ltd.	11,000	125,644
Fujikura Kasei Co., Ltd.	14,000	60,420
Fujikura, Ltd.	213,000	756,058
Fujimi, Inc.	10,400	115,037
Fujimori Kogyo Co., Ltd.	7,200	212,066
Fujisash Co., Ltd. (a) (c)	24,500	40,765
Fujita Kanko, Inc. (c)	19,000	79,399
Fujitec Co., Ltd.	35,000	349,309
Fujitsu Frontech, Ltd.	10,500	63,254
Fujitsu General, Ltd.	29,000	282,189
Fujiya Co., Ltd.	57,000	108,168
FuKoKu Co., Ltd.	5,100	41,293
Fukuda Corp.	14,000	41,614
Fukui Bank, Ltd. (The)	136,000	290,730
Fukushima Bank, Ltd. (The) (c)	143,000	106,708
Fukushima Industries Corp. (c)	7,400	89,544
Fukuyama Transporting Co., Ltd. (c)	81,000	467,733
Fumakilla, Ltd.	8,000	24,052
Funai Consulting, Inc.	11,700	85,572
Funai Electric Co., Ltd.	7,900	77,669
Furukawa Battery Co., Ltd.	10,000	52,637
Furukawa Co., Ltd. (c)	186,000	315,106
Furukawa Electric Co., Ltd.	199,000	461,548
Furukawa-Sky Aluminum Corp. (c)	50,000	136,131
Furuno Electric Co., Ltd.	11,400	85,757
Furusato Industries, Ltd.	4,600	40,816
Furuya Metal Co., Ltd.	1,700	52,291
Fuso Chemical Co., Ltd.	800	19,406
Fuso Pharmaceutical Industries, Ltd.	41,000	130,098
Futaba Corp.	15,900	189,671
Futaba Industrial Co., Ltd. (a)	31,700	144,486

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Future Architect, Inc.	9,800	$49,111
Fuyo General Lease Co., Ltd.	8,000	298,884
G-Tekt Corp.	4,700	118,488
Gakken Holdings Co., Ltd. (c)	28,000	77,362
Gecoss Corp. (c)	7,700	43,867
Genki Sushi Co., Ltd.	2,300	28,084
Geo Holdings Corp. (c)	196	175,695
GLOBERIDE, Inc.	45,000	52,143
GLORY, Ltd.	26,900	630,919
GMO internet, Inc. (c)	30,900	296,021
GMO Payment Gateway, Inc.	3,500	74,939
Godo Steel, Ltd.	90,000	141,579
Goldcrest Co., Ltd.	8,830	203,515
Goldwin, Inc.	18,000	85,676
Gourmet Kineya Co., Ltd.	8,000	55,335
GSI Creos Corp. (c)	28,000	41,994
Gulliver International Co., Ltd.	33,600	226,231
Gun-Ei Chemical Industry Co., Ltd. (c)	27,000	103,882
Gunze, Ltd.	118,000	285,559
Gurunavi, Inc.	7,500	75,703
H-One Co., Ltd.	7,700	75,006
Hagihara Industries, Inc.	1,800	25,791
Hajime Construction Co., Ltd.	1,000	55,663
Hakudo Co., Ltd.	500	4,052
Hakuto Co., Ltd.	8,500	78,679
Hakuyosha Co., Ltd.	8,000	17,585
Hamakyorex Co., Ltd.	4,400	151,207
Hanwa Co., Ltd.	111,000	421,971
Happinet Corp.	7,800	57,878
Harashin Narus Holdings Co., Ltd.	7,100	121,730
Hard Off Corp. Co., Ltd.	4,900	34,140
Harima Chemicals Group, Inc.	7,100	34,222
Harmonic Drive Systems, Inc.	600	12,370
Haruyama Trading Co., Ltd.	5,400	36,917
Haseko Corp. (a)	605,500	738,822
Hazama Ando Corp.	78,790	175,586
Heiwa Corp.	6,600	115,731
Heiwa Real Estate Co., Ltd.	22,200	370,300
Heiwado Co., Ltd.	17,200	290,181
HI-LEX Corp.	8,800	172,148
Hibiya Engineering, Ltd.	14,600	142,603
Hiday Hidaka Corp.	4,560	94,808
Higashi Nihon House Co., Ltd.	20,000	115,560
Higashi-Nippon Bank, Ltd. (The)	86,000	177,774
Higo Bank, Ltd. (The)	97,000	573,170
Himaraya Co., Ltd.	3,100	31,380
Hioki EE Corp.	4,900	71,143
Hiramatsu, Inc.	12,900	90,405
Hirano Tecseed Co., Ltd.	500	4,743
HIS Co., Ltd.	9,900	422,740
Hisaka Works, Ltd.	12,000	102,363
Hitachi Koki Co., Ltd.	26,800	214,305
Hitachi Kokusai Electric, Inc.	12,000	144,000
Hitachi Medical Corp.	9,000	114,748
Hitachi Metals Techno, Ltd.	2,000	14,061
Hitachi Metals, Ltd.	17,680	198,970
Hitachi Zosen Corp.	400,000	564,692

Japan—(Continued)
Hochiki Corp.	10,000	$46,456
Hodogaya Chemical Co., Ltd.	28,000	52,234
Hogy Medical Co., Ltd.	6,000	343,587
Hohsui Corp.	8,000	9,357
Hokkaido Gas Co., Ltd.	27,000	69,467
Hokkan Holdings, Ltd.	31,000	96,589
Hokko Chemical Industry Co., Ltd.	8,000	23,713
Hokkoku Bank, Ltd. (The) (c)	149,000	516,833
Hokuetsu Bank, Ltd. (The)	127,000	253,563
Hokuetsu Industries Co., Ltd.	4,000	10,124
Hokuetsu Kishu Paper Co., Ltd. (c)	65,500	279,384
Hokuriku Electric Industry Co., Ltd.	37,000	52,608
Hokuriku Electrical Construction Co., Ltd.	9,000	28,132
Hokuriku Gas Co., Ltd.	10,000	25,043
Hokuto Corp. (c)	13,400	233,337
Honeys Co., Ltd. (c)	10,130	111,093
Hoosiers Holdings Co., Ltd. (a)	13,500	104,057
Horiba, Ltd. (c)	19,400	709,124
Hosiden Corp. (c)	39,400	220,177
Hosokawa Micron Corp.	16,000	109,551
House Foods Corp.	4,000	65,287
Howa Machinery, Ltd.	74,000	71,634
Hurxley Corp.	800	5,977
Hyakugo Bank, Ltd. (The)	130,000	540,079
Hyakujushi Bank, Ltd. (The)	136,000	444,328
I-Net Corp.	3,200	25,519
IBJ Leasing Co., Ltd. (c)	7,200	207,285
Ichibanya Co., Ltd.	3,500	121,428
Ichikoh Industries, Ltd. (a)	26,000	39,069
ICHINEN HOLDINGS Co., Ltd.	9,300	63,900
Icom, Inc.	4,400	106,523
Idec Corp.	15,400	148,449
Ihara Chemical Industry Co., Ltd. (c)	24,000	150,046
Iida Home Max	6,800	115,333
Iino Kaiun Kaisha, Ltd. (c)	45,000	244,596
Ikegami Tsushinki Co., Ltd. (a)	30,000	27,227
Ikyu Corp.	50	59,540
Imasen Electric Industrial	8,300	126,049
Imperial Hotel, Ltd.	650	22,678
Inaba Denki Sangyo Co., Ltd.	11,300	291,004
Inaba Seisakusho Co., Ltd.	6,900	105,557
Inabata & Co., Ltd.	29,800	245,203
Inageya Co., Ltd.	12,200	116,737
Ines Corp.	20,000	130,687
Infocom Corp.	43	63,001
Information Services International-Dentsu, Ltd.	7,300	82,960
Innotech Corp.	10,300	44,140
Intage, Inc.	4,000	92,651
Internet Initiative Japan, Inc.	10,800	416,223
Inui Steamship Co., Ltd. (a)	13,300	44,931
Inui Warehouse Co., Ltd.	5,600	42,322
Iriso Electronics Co., Ltd.	5,200	135,756
Ise Chemical Corp.	8,000	60,682
Iseki & Co., Ltd. (c)	105,000	301,767
Ishihara Sangyo Kaisha, Ltd. (a)	218,000	156,081
Ishii Iron Works Co., Ltd.	16,000	36,948
Ishizuka Glass Co., Ltd.	5,000	11,008

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
IT Holdings Corp.	44,500	$591,405
ITC Networks Corp.	8,400	75,128
Itfor, Inc.	10,300	40,714
Ito En, Ltd.	8,200	189,840
Itochu Enex Co., Ltd.	32,300	166,103
Itochu-Shokuhin Co., Ltd.	2,600	88,216
Itoham Foods, Inc. (c)	80,000	353,311
Itoki Corp.	22,700	123,373
Iwai Cosmo Holdings, Inc.	9,800	113,760
Iwaki & Co., Ltd.	14,000	26,398
Iwasaki Electric Co., Ltd. (a)	38,000	68,207
Iwatani Corp.	91,000	320,244
Iwatsu Electric Co., Ltd. (c)	62,000	53,144
Iwatsuka Confectionery Co., Ltd.	500	21,565
Izumiya Co., Ltd.	41,000	186,447
Izutsuya Co., Ltd. (a)	47,000	40,759
J-Oil Mills, Inc.	61,000	188,572
Jalux, Inc.	4,000	38,961
Jamco Corp.	5,900	60,983
Janome Sewing Machine Co., Ltd. (a) (c)	97,000	73,362
Japan Airport Terminal Co., Ltd.	21,700	344,417
Japan Aviation Electronics Industry, Ltd.	29,000	280,741
Japan Carlit Co., Ltd.	7,300	39,236
Japan Cash Machine Co., Ltd.	7,900	85,685
Japan Communications, Inc. (a)	184	9,570
Japan Digital Laboratory Co., Ltd.	12,600	128,284
Japan Foundation Engineering Co., Ltd.	14,100	44,074
Japan Medical Dynamic Marketing, Inc.	3,000	7,397
Japan Oil Transportation Co., Ltd.	1,000	2,131
Japan Pulp & Paper Co., Ltd.	51,000	149,277
Japan Radio Co., Ltd. (a)	32,000	101,053
Japan Transcity Corp.	29,000	90,546
Japan Vilene Co., Ltd.	16,000	80,992
Japan Wool Textile Co., Ltd. (The)	27,000	192,480
Jastec Co., Ltd.	5,100	35,137
JBCC Holdings, Inc.	9,100	89,774
JCU Corp.	1,200	53,543
Jidosha Buhin Kogyo Co., Ltd.	9,000	40,385
Jimoto Holdings, Inc.	49,500	119,294
JK Holdings Co., Ltd.	5,600	29,314
JMS Co., Ltd.	15,000	49,763
Joban Kosan Co., Ltd. (a) (c)	8,000	13,094
Joshin Denki Co., Ltd.	23,000	192,496
Jowa Holdings Co., Ltd.	3,000	70,670
JSP Corp.	10,700	159,466
Juroku Bank, Ltd. (The)	164,000	598,643
Justsystems Corp. (a)	13,800	55,385
JVC Kenwood Corp.	94,400	222,747
K’s Holdings Corp. (c)	9,400	298,570
Kadokawa Group Holdings, Inc. (c)	10,600	339,356
Kaga Electronics Co., Ltd.	11,800	92,937
Kagome Co., Ltd.	12,200	208,864
Kagoshima Bank, Ltd. (The)	85,000	540,817
Kaken Pharmaceutical Co., Ltd.	39,000	579,477
Kakiyasu Honten Co., Ltd.	4,600	61,177
Kameda Seika Co., Ltd.	8,000	222,233
Kamei Corp.	16,300	124,746

Japan—(Continued)
Kanaden Corp.	11,000	$66,843
Kanagawa Chuo Kotsu Co., Ltd.	20,000	101,674
Kanamoto Co., Ltd.	15,000	299,650
Kandenko Co., Ltd.	58,000	246,541
Kanematsu Corp. (a)	245,000	274,226
Kanematsu Electronics, ltd.	7,500	96,724
Kanematsu-NNK Corp. (a)	18,000	25,410
Kanemi Co., Ltd.	100	2,931
Kansai Urban Banking Corp.	140,000	151,057
Kanto Natural Gas Development, Ltd.	16,000	108,418
Kasai Kogyo Co., Ltd.	12,000	61,713
Kasumi Co., Ltd.	22,300	141,431
Katakura Chikkarin Co., Ltd.	8,000	20,651
Katakura Industries Co., Ltd.	13,200	163,997
Kato Sangyo Co., Ltd.	10,500	219,267
Kato Works Co., Ltd.	34,000	145,713
KAWADA TECHNOLOGIES, Inc. (c)	2,400	60,554
Kawai Musical Instruments Manufacturing Co., Ltd.	44,000	76,753
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	18,634
Kawasaki Kisen Kaisha, Ltd.	188,000	382,964
Kawasumi Laboratories, Inc.	8,500	50,296
Keihanshin Building Co., Ltd.	11,200	62,116
Keihin Co. Ltd/Minato-Ku Tokyo Japan	31,000	51,282
Keihin Corp.	23,400	357,262
Keiyo Bank, Ltd. (The)	125,000	630,225
Keiyo Co., Ltd. (c)	17,200	83,592
Kenko Mayonnaise Co., Ltd.	5,900	51,450
Kentucky Fried Chicken Japan, Ltd.	4,000	84,356
KEY Coffee, Inc.	10,000	155,941
Kimoto Co., Ltd.	10,200	75,597
Kimura Chemical Plants Co., Ltd.	5,800	30,765
King Jim Co., Ltd.	5,800	41,965
Kinki Sharyo Co., Ltd.	21,000	67,972
Kintetsu World Express, Inc. (c)	7,400	296,607
Kinugawa Rubber Industrial Co., Ltd. (c)	28,000	160,455
Kisoji Co., Ltd. (c)	10,000	188,955
Kissei Pharmaceutical Co., Ltd.	14,600	295,029
Kita-Nippon Bank, Ltd. (The)	4,900	109,223
Kitagawa Iron Works Co., Ltd.	50,000	73,105
Kitamura Co., Ltd.	3,700	26,164
Kitano Construction Corp.	22,000	47,028
Kito Corp.	4,900	72,784
Kitz Corp.	53,300	265,503
Kiyo Holdings, Inc.	353,000	462,735
KLab, Inc. (a) (c)	14,800	145,966
Koa Corp.	18,900	163,165
Koatsu Gas Kogyo Co., Ltd.	16,000	91,959
Kohnan Shoji Co., Ltd. (c)	17,900	203,415
Kohsoku Corp.	5,400	50,367
Koike Sanso Kogyo Co., Ltd.	7,000	15,034
Kojima Co., Ltd. (c)	12,000	37,219
Kokusai Co., Ltd.	3,400	30,241
Kokuyo Co., Ltd.	48,400	336,255
KOMAIHALTEC, Inc.	24,000	50,418
Komatsu Seiren Co., Ltd.	19,000	91,758
Komatsu Wall Industry Co., Ltd.	3,800	77,020

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Komeri Co., Ltd.	16,100	$404,559
Komori Corp.	41,600	484,938
Konaka Co., Ltd.	10,700	117,283
Kondotec, Inc.	11,200	67,074
Konishi Co., Ltd.	9,200	171,626
Kosaido Co., Ltd. (a)	3,700	17,498
Kose Corp. (c)	15,700	435,572
Koshidaka Holdings Co., Ltd.	2,000	59,794
Kotobuki Spirits Co., Ltd.	2,600	30,780
Kourakuen Corp.	900	11,094
Krosaki Harima Corp. (c)	24,000	45,014
KRS Corp.	3,700	34,995
KU Holdings Co., Ltd.	4,000	32,100
Kumagai Gumi Co., Ltd. (a)	90,000	83,493
Kumiai Chemical Industry Co., Ltd.	28,000	156,701
Kura Corp.	6,200	107,651
Kurabo Industries, Ltd. (c)	132,000	212,547
Kureha Corp.	82,000	260,457
Kurimoto, Ltd. (c)	63,000	160,089
Kuroda Electric Co., Ltd.	19,200	255,751
Kusuri No. Aoki Co., Ltd.	1,700	112,105
KYB Co., Ltd.	80,000	400,950
Kyoden Co., Ltd.	3,200	3,974
Kyodo Printing Co., Ltd. (c)	51,000	142,452
Kyodo Shiryo Co., Ltd.	41,000	44,236
Kyoei Steel, Ltd.	10,000	147,620
Kyoei Tanker Co., Ltd. (a)	9,000	19,241
Kyokuto Boeki Kaisha, Ltd. (a)	9,000	19,372
Kyokuto Kaihatsu Kogyo Co., Ltd. (c)	20,200	201,038
Kyokuto Securities Co., Ltd.	4,700	74,983
Kyokuyo Co., Ltd.	45,000	115,706
KYORIN Holdings, Inc.	25,000	574,756
Kyoritsu Maintenance Co., Ltd.	6,000	211,455
Kyoritsu Printing Co., Ltd.	6,800	18,651
Kyosan Electric Manufacturing Co., Ltd.	31,000	103,796
Kyoto Kimono Yuzen Co., Ltd.	7,300	79,189
Kyowa Electronics Instruments Co., Ltd.	8,000	23,876
Kyowa Exeo Corp.	45,100	507,517
Kyowa Leather Cloth Co., Ltd.	3,300	9,783
Kyudenko Corp.	23,000	96,098
LAC Co., Ltd.	5,900	32,663
Land Business Co., Ltd. (c)	7,100	44,375
Lasertec Corp. (c)	9,600	121,741
LEC, Inc.	4,400	50,424
Life Corp.	15,500	194,730
Lintec Corp.	24,200	437,048
Lion Corp. (c)	77,000	447,331
Look, Inc.	21,000	61,409
Macnica, Inc.	6,300	142,932
Macromill, Inc.	22,800	134,954
Maeda Corp.	74,000	367,273
Maeda Road Construction Co., Ltd.	36,000	560,118
Maezawa Kasei Industries Co., Ltd.	6,800	66,575
Maezawa Kyuso Industries Co., Ltd.	5,600	69,403
Makino Milling Machine Co., Ltd.	64,000	375,612
Mamiya-Op Co., Ltd.	28,000	47,317
Mandom Corp.	9,500	316,660

Japan—(Continued)
Mani, Inc. (c)	2,500	$86,083
Mars Engineering Corp.	5,300	101,272
Marubun Corp.	8,200	36,823
Marudai Food Co., Ltd.	60,000	193,515
Maruei Department Store Co., Ltd. (a) (c)	20,000	36,907
Maruetsu, Inc. (The)	24,000	74,050
Marufuji Sheet Piling Co., Ltd.	13,000	26,740
Maruha Nichiro Holdings, Inc.	212,000	425,408
Maruka Machinery Co., Ltd.	2,900	33,307
Marukyu Co., Ltd.	1,300	12,846
Marusan Securities Co., Ltd.	40,600	248,116
Maruwa Co., Ltd.	5,400	182,542
Maruyama Manufacturing Co., Inc.	24,000	57,599
Maruzen CHI Holdings Co., Ltd. (a)	18,800	53,322
Maruzen Showa Unyu Co., Ltd.	35,000	122,110
Marvelous AQL, Inc.	170	77,143
Matsuda Sangyo Co., Ltd.	9,000	112,716
Matsui Construction Co., Ltd.	9,000	29,835
Matsumotokiyoshi Holdings Co., Ltd. (c)	16,200	468,155
Matsuya Co., Ltd. (a)	8,500	103,631
Matsuya Foods Co., Ltd. (c)	4,800	75,791
Max Co., Ltd.	22,000	237,799
Maxvalu Nishinihon Co., Ltd.	2,400	31,353
Maxvalu Tokai Co., Ltd.	5,000	63,573
MEC Co., Ltd.	9,400	42,844
Medical System Network Co., Ltd. (c)	7,900	33,565
Megachips Corp.	11,000	150,736
Megmilk Snow Brand Co., Ltd.	24,000	357,398
Meidensha Corp.	91,000	309,249
Meiji Shipping Co., Ltd.	8,500	34,287
Meiko Electronics Co., Ltd. (a)	7,500	52,080
Meiko Network Japan Co., Ltd.	7,200	94,185
Meisei Industrial Co., Ltd.	23,000	87,437
Meitec Corp.	14,900	346,931
Meito Sangyo Co., Ltd.	4,500	46,054
Meito Transportation Co., Ltd.	2,800	18,232
Meiwa Corp.	10,900	32,643
Meiwa Estate Co., Ltd. (a)	8,300	33,815
Melco Holdings, Inc. (c)	7,800	104,600
Message Co., Ltd.	80	213,105
Michinoku Bank, Ltd. (The)	82,000	158,754
Micronics Japan Co., Ltd. (a)	7,700	40,353
Mie Bank, Ltd. (The)	54,000	112,168
Mikuni Coca-Cola Bottling Co., Ltd. (a)	14,900	178,618
Mikuni Corp.	3,000	9,197
Milbon Co., Ltd.	5,800	204,684
Mimasu Semiconductor Industry Co., Ltd.	10,500	88,415
Minato Bank, Ltd. (The)	86,000	151,121
Minebea Co., Ltd. (c)	190,000	693,585
Ministop Co., Ltd.	9,100	150,388
Miraial Co., Ltd. (c)	2,900	45,357
Mirait Holdings Corp.	34,700	310,577
Miroku Jyoho Service Co., Ltd.	7,000	24,166
Misawa Homes Co., Ltd.	15,900	295,492
Mitani Corp.	9,700	163,246
Mitani Sekisan Co., Ltd.	5,000	58,229
Mito Securities Co., Ltd. (c)	32,000	134,571

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mitsuba Corp.	21,000	$327,888
Mitsubishi Kakoki Kaisha, Ltd. (a)	43,000	74,149
Mitsubishi Nichiyu Forklift Co., Ltd.	16,000	71,473
Mitsubishi Paper Mills, Ltd. (a)	198,000	183,682
Mitsubishi Pencil Co., Ltd.	10,800	212,837
Mitsubishi Research Institute, Inc.	3,300	69,077
Mitsubishi Shokuhin Co., Ltd. (c)	5,500	137,092
Mitsubishi Steel Manufacturing Co., Ltd.	91,000	184,444
Mitsuboshi Belting Co., Ltd.	31,000	144,883
Mitsui Engineering & Shipbuilding Co., Ltd.	414,000	605,367
Mitsui High-Tec, Inc.	17,500	110,647
Mitsui Home Co., Ltd.	17,000	80,680
Mitsui Knowledge Industry Co., Ltd.	338	48,122
Mitsui Matsushima Co., Ltd.	82,000	110,958
Mitsui Mining & Smelting Co., Ltd.	320,000	680,865
Mitsui Sugar Co., Ltd.	54,000	171,761
Mitsui-Soko Co., Ltd.	17,000	84,345
Mitsumi Electric Co., Ltd. (a) (c)	60,000	418,108
Mitsumura Printing Co., Ltd.	5,000	13,158
Mitsuuroko Holdings Co., Ltd.	18,700	91,073
Miura Co., Ltd.	15,500	386,356
Miyaji Engineering Group, Inc. (a)	36,000	49,471
Miyazaki Bank, Ltd. (The)	98,000	294,473
Miyoshi Oil & Fat Co., Ltd.	40,000	58,484
Mizuno Corp.	46,000	249,368
Mochida Pharmaceutical Co., Ltd.	33,000	417,702
Modec, Inc. (c)	6,100	178,480
Money Partners Group Co., Ltd.	119	33,193
Monogatari Corp. (The)	1,900	66,387
MonotaRO Co., Ltd. (c)	400	9,749
MORESCO Corp.	3,000	31,581
Mori Seiki Co., Ltd. (c)	49,700	558,827
Morinaga & Co., Ltd.	114,000	229,907
Morinaga Milk Industry Co., Ltd.	104,000	303,903
Morita Holdings Corp.	25,000	210,485
Morozoff, Ltd.	13,000	41,595
Mory Industries, Inc.	18,000	56,627
MOS Food Services, Inc.	12,700	235,067
Moshi Moshi Hotline, Inc.	22,400	277,174
Mr Max Corp.	10,500	34,983
MTI, Ltd. (c)	4,300	29,768
Murakami Corp.	3,000	39,629
Musashi Seimitsu Industry Co., Ltd. (c)	11,200	270,032
Musashino Bank, Ltd. (The)	18,100	596,839
Mutoh Holdings Co., Ltd.	11,000	31,059
NAC Co., Ltd.	5,300	88,362
Nachi-Fujikoshi Corp.	77,000	347,091
Nafco Co., Ltd.	1,400	23,591
Nagaileben Co., Ltd.	7,200	120,152
Nagano Bank, Ltd. (The)	49,000	91,037
Nagano Keiki Co., Ltd.	4,200	32,800
Nagatanien Co., Ltd.	14,000	125,997
Nagawa Co., Ltd.	3,400	57,770
Nakabayashi Co., Ltd.	24,000	50,094
Nakamuraya Co., Ltd. (c)	26,000	107,086
Nakanishi, Inc.	200	25,470
Nakano Corp.	4,000	8,694

Japan—(Continued)
Nakayama Steel Works, Ltd. (a)	63,000	$42,564
Nakayamafuku Co., Ltd.	2,000	15,320
Namura Shipbuilding Co., Ltd.	16,100	125,831
Nanto Bank, Ltd. (The)	115,000	466,182
Natori Co., Ltd.	4,000	36,849
NDS Co., Ltd.	27,000	75,496
NEC Capital Solutions, Ltd.	5,500	110,933
NEC Fielding, Ltd.	9,800	119,773
NEC Networks & System Integration Corp.	12,200	276,792
NET One Systems Co., Ltd. (c)	47,900	370,468
Neturen Co., Ltd.	18,300	128,053
New Japan Chemical Co., Ltd. (a) (c)	20,100	44,184
Next Co., Ltd.	4,100	43,452
Nice Holdings, Inc.	40,000	82,686
Nichi-iko Pharmaceutical Co., Ltd.	5,300	114,310
Nichia Steel Works, Ltd.	13,000	39,325
Nichias Corp.	54,000	340,318
Nichiban Co., Ltd.	14,000	57,314
Nichicon Corp.	33,700	323,533
Nichiden Corp.	4,000	96,132
Nichiha Corp.	12,900	192,127
Nichii Gakkan Co.	24,700	214,400
Nichimo Co., Ltd.	16,000	29,524
Nichirei Corp.	129,000	668,604
Nichireki Co., Ltd. (c)	16,000	101,799
Nidec Copal Corp.	8,300	70,555
Nidec Copal Electronics Corp.	11,200	50,307
Nidec-Tosok Corp.	6,300	54,125
Nifco, Inc. (c)	24,000	509,732
NIFTY Corp.	45	51,908
Nihon Chouzai Co., Ltd.	950	27,911
Nihon Dempa Kogyo Co., Ltd. (c)	11,000	103,489
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,175
Nihon Kohden Corp.	18,700	714,653
Nihon M&A Center, Inc.	5,000	278,823
Nihon Nohyaku Co., Ltd.	26,000	247,764
Nihon Parkerizing Co., Ltd.	24,000	471,670
Nihon Plast Co., Ltd.	2,500	13,058
Nihon Shokuhin Kako Co., Ltd.	3,000	10,916
Nihon Tokushu Toryo Co., Ltd.	2,200	8,690
Nihon Trim Co., Ltd.	1,200	72,552
Nihon Yamamura Glass Co., Ltd.	54,000	92,847
Nikkato Corp.	300	1,373
Nikkiso Co., Ltd.	31,000	406,686
Nikko Co., Ltd. (c)	17,000	58,619
Nippo Corp.	31,000	506,887
Nippon Beet Sugar Manufacturing Co., Ltd.	71,000	128,356
Nippon Carbon Co., Ltd. (c)	71,000	124,576
Nippon Ceramic Co., Ltd.	8,500	111,960
Nippon Chemi-Con Corp. (a) (c)	89,000	341,062
Nippon Chemical Industrial Co., Ltd. (a) (c)	55,000	71,543
Nippon Chemiphar Co., Ltd.	14,000	75,665
Nippon Chutetsukan KK	2,000	4,255
Nippon Coke & Engineering Co., Ltd.	148,000	155,433
Nippon Columbia Co., Ltd. (a)	82,000	33,902
Nippon Concrete Industries Co., Ltd.	14,000	37,040
Nippon Conveyor Co., Ltd. (a)	24,000	18,634

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Denko Co., Ltd. (c)	60,000	$165,180
Nippon Densetsu Kogyo Co., Ltd.	21,000	217,465
Nippon Felt Co., Ltd.	8,600	36,367
Nippon Filcon Co., Ltd.	5,200	21,378
Nippon Fine Chemical Co., Ltd.	5,800	36,435
Nippon Flour Mills Co., Ltd.	64,000	323,335
Nippon Formula Feed Manufacturing Co., Ltd.	43,000	52,465
Nippon Gas Co., Ltd.	15,400	173,631
Nippon Hume Corp.	11,000	64,776
Nippon Jogesuido Sekkei Co., Ltd. (c)	3,300	40,228
Nippon Kanzai Co., Ltd.	3,300	47,881
Nippon Kasei Chemical Co., Ltd.	18,000	24,140
Nippon Kinzoku Co., Ltd. (a)	29,000	34,506
Nippon Kodoshi Corp.	700	7,974
Nippon Koei Co., Ltd.	42,000	157,115
Nippon Konpo Unyu Soko Co., Ltd.	31,000	519,221
Nippon Koshuha Steel Co., Ltd. (a)	47,000	41,705
Nippon Kucho Service Co., Ltd.	3,000	26,317
Nippon Light Metal Holdings Co., Ltd.	301,800	365,204
Nippon Paper Industries Co., Ltd. (c)	20,100	284,502
Nippon Parking Development Co., Ltd.	803	61,111
Nippon Pillar Packing Co., Ltd.	13,000	87,302
Nippon Piston Ring Co., Ltd.	50,000	83,696
Nippon Rietec Co., Ltd.	7,000	40,691
Nippon Road Co., Ltd. (The)	43,000	224,602
Nippon Seiki Co., Ltd.	24,000	310,012
Nippon Seiro Co., Ltd.	2,000	5,267
Nippon Seisen Co., Ltd.	10,000	43,259
Nippon Sharyo, Ltd. (c)	37,000	177,970
Nippon Sheet Glass Co., Ltd. (a) (c)	527,000	494,227
Nippon Shinyaku Co., Ltd.	27,000	450,593
Nippon Signal Co., Ltd.	32,400	239,154
Nippon Soda Co., Ltd.	79,000	394,325
Nippon Steel Trading Co., Ltd. (c)	30,000	78,047
Nippon Suisan Kaisha, Ltd. (a)	142,400	279,996
Nippon Synthetic Chemical Industry Co., Ltd. (The)	33,000	349,415
Nippon Thompson Co., Ltd. (c)	48,000	247,171
Nippon Tungsten Co., Ltd.	9,000	12,354
Nippon Valqua Industries, Ltd.	47,000	119,426
Nippon Yakin Kogyo Co., Ltd. (a) (c)	89,000	98,724
Nipro Corp. (c)	55,400	617,896
Nishi-Nippon Railroad Co., Ltd.	21,000	81,735
Nishikawa Rubber Co., Ltd.	900	13,613
Nishimatsu Construction Co., Ltd.	191,000	421,796
Nishimatsuya Chain Co., Ltd.	28,600	276,268
Nishio Rent All Co., Ltd.	8,900	178,058
Nissan Shatai Co., Ltd. (c)	24,000	270,317
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	33,720
Nissei ASB Machine Co., Ltd.	800	9,447
Nissei Corp.	3,700	33,408
Nissei Plastic Industrial Co., Ltd.	7,100	51,294
Nissen Holdings Co., Ltd.	17,900	56,674
Nisshin Fudosan Co.	9,200	61,046
Nisshin Oillio Group, Ltd. (The) (c)	65,000	238,344
Nisshin Steel Holdings Co., Ltd.	35,896	278,364
Nisshinbo Holdings, Inc.	82,000	584,614

Japan—(Continued)
Nissin Corp.	44,000	$118,905
Nissin Electric Co., Ltd. (c)	30,000	192,095
Nissin Kogyo Co., Ltd.	20,000	362,617
Nissin Sugar Co., Ltd.	2,400	51,086
Nissui Pharmaceutical Co., Ltd.	6,000	67,094
Nitta Corp.	12,800	253,232
Nittan Valve Co., Ltd.	6,300	19,219
Nittetsu Mining Co., Ltd.	38,000	146,372
Nitto Boseki Co., Ltd.	88,000	274,205
Nitto FC Co., Ltd.	4,500	26,997
Nitto Fuji Flour Milling Co., Ltd.	4,000	12,469
Nitto Kogyo Corp.	15,100	276,808
Nitto Kohki Co., Ltd.	7,300	135,145
Nitto Seiko Co., Ltd.	15,000	47,589
Nittoc Construction Co., Ltd.	13,550	42,054
Nittoku Engineering Co., Ltd. (c)	8,700	83,338
Noevir Holdings Co., Ltd.	9,900	153,977
NOF Corp.	83,000	467,402
Nohmi Bosai, Ltd.	13,000	110,708
Nomura Co., Ltd.	21,000	147,452
Noritake Co., Ltd.	75,000	195,114
Noritsu Koki Co., Ltd.	8,000	52,113
Noritz Corp.	15,800	274,339
North Pacific Bank, Ltd.	102,600	377,627
NS Solutions Corp.	9,000	168,159
NS United Kaiun Kaisha, Ltd. (a)	67,000	95,943
NSD Co., Ltd.	20,900	215,969
NTN Corp. (a) (c)	281,000	867,138
Nuflare Technology, Inc.	13	116,280
Obara Group, Inc. (c)	6,400	193,610
Obayashi Road Corp.	16,000	62,719
OBIC Business Consultants, Ltd. (c)	2,750	151,809
Oenon Holdings, Inc.	34,000	78,510
Ogaki Kyoritsu Bank, Ltd. (The)	177,000	515,798
Ohara, Inc.	4,700	32,296
Ohashi Technica, Inc.	4,600	36,349
Ohsho Food Service Corp. (c)	4,800	137,451
Oiles Corp. (c)	14,000	289,326
Oita Bank, Ltd. (The)	104,000	330,332
Okabe Co., Ltd. (c)	25,700	248,775
Okamoto Industries, Inc.	44,000	134,475
Okamoto Machine Tool Works, Ltd. (a)	27,000	31,651
Okamura Corp.	32,000	215,198
Okaya Electric Industries Co., Ltd.	8,900	29,636
OKI Electric Cable Co., Ltd. (a)	6,000	8,228
Okinawa Cellular Telephone Co.	5,800	129,244
Okinawa Electric Power Co., Inc. (The)	9,300	352,590
OKK Corp.	41,000	57,469
OKUMA Corp.	70,000	528,714
Okumura Corp.	94,000	360,186
Okura Industrial Co., Ltd.	30,000	106,577
Okuwa Co., Ltd.	11,000	112,158
Olympic Corp.	7,800	55,920
ONO Sokki Co., Ltd.	11,000	47,251
Onoken Co., Ltd.	9,400	87,581
Onward Holdings Co., Ltd.	64,000	529,821
OPT, Inc.	4,700	39,099

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Optex Co., Ltd.	6,500	$105,030
Organo Corp.	24,000	120,515
Origin Electric Co., Ltd.	19,000	58,434
Osaka Organic Chemical Industry, Ltd.	8,500	36,199
Osaka Steel Co., Ltd. (c)	8,300	137,356
OSAKA Titanium Technologies Co. (c)	6,900	123,292
Osaki Electric Co., Ltd.	17,000	96,339
OSG Corp. (c)	35,400	531,497
Otsuka Kagu, Ltd.	5,500	54,862
OUG Holdings, Inc.	7,000	12,634
Oyo Corp.	11,800	184,573
Pacific Industrial Co., Ltd. (c)	24,000	189,250
Pacific Metals Co., Ltd. (c)	81,000	334,892
Pack Corp. (The)	7,800	127,392
Pal Co., Ltd. (c)	5,300	153,969
Paltac Corp.	18,450	245,247
PanaHome Corp.	45,000	290,403
Panasonic Industrial Devices SUNX Co., Ltd.	11,200	45,175
Panasonic Information Systems	1,700	38,617
Paramount Bed Holdings Co., Ltd.	3,200	105,188
Parco Co., Ltd.	11,200	113,610
Paris Miki Holdings, Inc.	17,000	85,205
Pasco Corp.	11,000	39,597
Pasona Group, Inc.	78	51,516
Penta-Ocean Construction Co., Ltd.	140,000	313,400
PIA Corp.	700	10,998
Pigeon Corp.	8,000	638,475
Pilot Corp.	7,300	245,193
Piolax, Inc.	5,900	143,318
Pioneer Corp. (a) (c)	153,800	299,333
Plenus Co., Ltd.	10,400	171,034
Point, Inc. (c)	8,320	394,631
Press Kogyo Co., Ltd.	60,000	255,936
Pressance Corp.	3,100	90,688
Prestige International, Inc.	5,200	67,573
Prima Meat Packers, Ltd. (c)	78,000	154,409
Pronexus, Inc.	12,300	79,907
Proto Corp.	6,400	82,729
Raito Kogyo Co., Ltd.	29,800	199,223
Rasa Industries, Ltd. (a)	46,000	51,757
Relo Holdings, Inc.	5,400	266,819
Renaissance, Inc.	5,100	34,711
Rengo Co., Ltd.	120,000	577,182
Renown, Inc. (a)	29,200	34,744
Resort Solution Co., Ltd.	4,000	8,349
Resorttrust, Inc.	15,400	486,575
Rheon Automatic Machinery Co., Ltd.	5,000	11,395
Rhythm Watch Co., Ltd.	64,000	95,669
Riberesute Corp.	43	25,106
Ricoh Leasing Co., Ltd.	9,300	248,607
Right On Co., Ltd.	7,900	71,751
Riken Corp.	55,000	219,627
Riken Keiki Co., Ltd.	8,400	62,764
Riken Technos Corp.	23,000	69,004
Riken Vitamin Co., Ltd.	4,800	112,231
Ringer Hut Co., Ltd. (c)	6,000	81,673
Riso Kagaku Corp.	10,179	226,063

Japan—(Continued)
Riso Kyoiku Co., Ltd. (c)	1,159	$101,908
Rock Field Co., Ltd.	5,500	104,120
Rohto Pharmaceutical Co., Ltd.	37,000	525,664
Rokko Butter Co., Ltd.	5,500	40,428
Roland Corp.	8,300	76,996
Roland DG Corp. (c)	4,200	102,450
Round One Corp.	43,800	265,877
Royal Holdings Co., Ltd.	15,800	230,051
Ryobi, Ltd.	88,000	254,678
Ryoden Trading Co., Ltd.	18,000	116,346
Ryosan Co., Ltd.	20,500	359,084
Ryoyo Electro Corp.	8,600	70,501
S Foods, Inc.	7,500	68,059
S&B Foods, Inc.	3,000	22,263
Sagami Chain Co., Ltd.	8,000	62,917
Saibu Gas Co., Ltd.	161,000	388,496
Saizeriya Co., Ltd.	16,200	219,852
Sakai Chemical Industry Co., Ltd.	64,000	171,015
Sakai Heavy Industries, Ltd.	21,000	52,094
Sakai Moving Service Co., Ltd.	2,100	56,791
Sakai Ovex Co., Ltd.	32,000	42,355
Sakata INX Corp.	26,000	218,191
Sakata Seed Corp. (c)	17,300	240,202
Sala Corp.	12,900	68,287
San Holdings, Inc.	2,700	35,799
San-A Co., Ltd.	4,400	212,781
San-Ai Oil Co., Ltd.	34,000	125,391
San-In Godo Bank, Ltd. (The)	92,000	682,772
Sanden Corp. (c)	71,000	279,941
Sanei Architecture Planning Co., Ltd.	4,300	33,826
Sangetsu Co., Ltd.	15,400	384,917
Sanken Electric Co., Ltd.	61,000	287,267
Sanki Engineering Co., Ltd.	35,000	208,329
Sanko Marketing Foods Co., Ltd.	31	28,756
Sanko Metal Industrial Co., Ltd.	10,000	22,889
Sankyo Seiko Co., Ltd.	22,100	77,404
Sankyo Tateyama, Inc.	14,200	360,491
Sankyu, Inc.	149,000	561,913
Sanoh Industrial Co., Ltd.	13,800	99,217
Sanshin Electronics Co., Ltd.	16,800	101,625
Sansui Electric Co., Ltd. (a) (b) (d)	316,000	0
Sanwa Holdings Corp.	106,000	571,846
Sanyo Chemical Industries, Ltd.	32,000	200,489
Sanyo Denki Co., Ltd.	23,000	189,016
Sanyo Electric Railway Co., Ltd.	5,000	20,115
Sanyo Housing Nagoya Co., Ltd.	5,100	61,145
Sanyo Industries, Ltd.	13,000	24,549
Sanyo Shokai, Ltd.	62,000	155,040
Sanyo Special Steel Co., Ltd. (c)	67,000	322,959
Sapporo Holdings, Ltd. (c)	173,000	635,008
Sasebo Heavy Industries Co., Ltd. (a) (c)	74,000	67,907
Sata Construction Co., Ltd.	42,000	30,917
Sato Holdings Corp. (c)	11,900	222,109
Sato Shoji Corp.	6,500	36,563
Satori Electric Co., Ltd.	7,100	35,795
Sawada Holdings Co., Ltd. (c)	12,700	87,984
Sawai Pharmaceutical Co., Ltd. (c)	3,400	406,884

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Saxa Holdings, Inc.	33,000	$53,906
SBS Holdings, Inc.	2,300	23,432
Scroll Corp.	15,700	42,006
SEC Carbon, Ltd.	7,000	22,517
Secom Joshinetsu Co., Ltd.	900	23,145
Seibu Electric Industry Co., Ltd.	12,000	49,170
Seika Corp.	34,000	83,995
Seikagaku Corp.	13,400	162,308
Seikitokyu Kogyo Co., Ltd. (a)	64,000	47,112
Seiko Epson Corp.	10,000	136,650
Seiko Holdings Corp. (c)	37,000	149,620
Seiko PMC Corp.	6,300	24,094
Seino Holdings Co., Ltd.	86,000	754,485
Seiren Co., Ltd.	29,600	184,754
Sekisui Jushi Corp.	18,000	221,427
Sekisui Plastics Co., Ltd.	24,000	63,888
Senko Co., Ltd. (c)	52,000	265,726
Senshu Electric Co., Ltd.	3,200	34,764
Senshu Ikeda Holdings, Inc.	102,900	534,353
Senshukai Co., Ltd. (c)	18,700	161,784
Septeni Holdings Co., Ltd. (c)	40	45,337
Seria Co., Ltd.	4,700	141,651
Shibaura Electronics Co., Ltd.	2,800	34,952
Shibaura Mechatronics Corp. (a) (c)	18,000	42,418
Shibusawa Warehouse Co., Ltd. (The) (c)	29,000	122,967
Shibuya Kogyo Co., Ltd.	11,600	101,272
Shidax Corp.	9,600	46,075
Shiga Bank, Ltd. (The)	96,000	492,720
Shikibo, Ltd.	83,000	92,062
Shikoku Bank, Ltd. (The)	104,000	247,260
Shikoku Chemicals Corp.	21,000	141,841
Shima Seiki Manufacturing, Ltd. (c)	16,300	283,530
Shimachu Co., Ltd.	27,300	669,486
SHIMANE BANK, Ltd. (The)	2,500	32,039
Shimizu Bank, Ltd. (The)	5,400	156,950
Shimojima Co., Ltd.	6,300	60,331
Shin Nippon Air Technologies Co., Ltd.	7,300	43,135
Shin-Etsu Polymer Co., Ltd.	28,500	89,375
Shin-Keisei Electric Railway Co., Ltd.	23,000	88,591
Shinagawa Refractories Co., Ltd.	27,000	52,817
Shindengen Electric Manufacturing Co., Ltd.	45,000	218,268
Shinkawa, Ltd.	5,300	39,710
Shinko Electric Industries Co., Ltd. (c)	40,300	472,263
Shinko Plantech Co., Ltd.	23,800	179,557
Shinko Shoji Co., Ltd.	13,500	114,607
Shinko Wire Co., Ltd.	12,000	17,093
Shinmaywa Industries, Ltd.	54,000	421,108
Shinnihon Corp.	19,000	54,795
Shinsho Corp.	30,000	56,966
Shinwa Co., Ltd.	3,900	44,831
Ship Healthcare Holdings, Inc.	16,600	610,947
Shiroki Corp.	31,000	63,769
Shizuki Electric Co., Inc.	8,000	30,572
Shizuoka Gas Co., Ltd.	31,500	225,259
Shobunsha Publications, Inc.	6,700	39,621
Shochiku Co., Ltd.	21,000	193,960
Shoei Foods Corp.	4,300	30,350

Japan—(Continued)
Shofu, Inc.	3,900	$35,155
Shoko Co., Ltd.	39,000	53,875
Showa Aircraft Industry Co., Ltd. (c)	7,000	64,452
Showa Corp.	29,300	377,600
Showa Sangyo Co., Ltd.	46,000	141,930
Siix Corp. (c)	8,900	106,615
Simplex Holdings, Inc.	205	92,359
Sinanen Co., Ltd.	27,000	99,913
Sinfonia Technology Co., Ltd.	58,000	92,989
Sinko Industries, Ltd.	7,600	62,074
Sintokogio, Ltd.	29,200	243,072
SKY Perfect JSAT Holdings, Inc.	870	397,974
SMK Corp.	40,000	112,872
SNT Corp.	10,900	37,810
Soda Nikka Co., Ltd.	7,000	27,991
Sodick Co., Ltd.	28,100	136,296
Soft99 Corp.	5,100	30,855
Softbank Technology Corp.	1,600	20,570
Softbrain Co., Ltd. (a)	12,500	14,804
Software Service, Inc.	1,500	43,650
Sogo Medical Co., Ltd.	2,800	105,873
Sohgo Security Services Co., Ltd.	30,800	557,479
Soshin Electric Co., Ltd.	1,500	5,163
Sotetsu Holdings, Inc.	29,000	104,686
Sotoh Co., Ltd.	4,300	37,488
Space Co., Ltd.	5,800	54,026
SPK Corp.	2,500	42,853
Square Enix Holdings Co., Ltd. (c)	36,000	434,312
SRA Holdings	5,600	59,626
Srg Takamiya Co., Ltd.	2,600	17,788
ST Corp.	6,900	70,510
St. Marc Holdings Co., Ltd.	4,400	198,539
Star Micronics Co., Ltd. (c)	23,400	253,768
Starbucks Coffee Japan, Ltd.	43	36,636
Start Today Co., Ltd. (c)	21,500	420,584
Starts Corp., Inc.	4,500	36,198
Starzen Co., Ltd.	38,000	99,697
Stella Chemifa Corp. (c)	5,600	87,523
Step Co., Ltd.	4,100	34,550
Studio Alice Co., Ltd.	4,900	69,646
Subaru Enterprise Co., Ltd.	1,000	3,184
Sugimoto & Co., Ltd.	3,800	31,119
Sumida Corp.	8,500	40,369
Sumikin Bussan Corp.	62,000	170,048
Suminoe Textile Co., Ltd.	31,000	70,958
Sumitomo Bakelite Co., Ltd.	109,000	407,779
Sumitomo Densetsu Co., Ltd.	10,500	150,876
Sumitomo Forestry Co., Ltd.	60,800	739,382
Sumitomo Light Metal Industries, Ltd.	225,000	206,464
Sumitomo Mitsui Construction Co., Ltd. (a)	119,000	91,199
Sumitomo Osaka Cement Co., Ltd.	230,000	732,882
Sumitomo Pipe & Tube Co., Ltd.	11,200	112,939
Sumitomo Precision Products Co., Ltd.	21,000	81,737
Sumitomo Real Estate Sales Co., Ltd.	4,380	243,380
Sumitomo Seika Chemicals Co., Ltd. (c)	30,000	116,125
Sumitomo Warehouse Co., Ltd. (The)	73,000	417,390
Sun-Wa Technos Corp.	3,900	39,718

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Suncall Corp.	11,000	$57,736
SWCC Showa Holdings Co., Ltd. (a)	163,000	131,490
Systena Corp.	12,600	94,269
T Hasegawa Co., Ltd.	11,800	168,481
T RAD Co., Ltd.	41,000	142,224
T&K Toka Co., Ltd.	5,600	103,157
Tachi-S Co., Ltd.	15,100	201,901
Tachibana Eletech Co., Ltd.	5,900	56,305
Tact Home Co., Ltd.	48	86,977
Tadano, Ltd.	57,000	729,990
Taihei Dengyo Kaisha, Ltd.	20,000	132,084
Taihei Kogyo Co., Ltd.	29,000	106,149
Taiheiyo Kouhatsu, Inc.	46,000	44,994
Taiho Kogyo Co., Ltd.	9,800	128,270
Taikisha, Ltd.	15,800	388,728
Taiko Bank, Ltd. (The) (c)	37,000	80,961
Taiko Pharmaceutical Co., Ltd. (c)	4,300	54,980
Taisei Lamick Co., Ltd.	2,700	65,372
Taiyo Holdings Co., Ltd.	7,500	242,765
Taiyo Yuden Co., Ltd.	12,700	193,525
Taka-Q, Ltd.	6,000	22,926
Takachiho Koheki Co., Ltd.	400	3,630
Takagi Securities Co., Ltd. (c)	13,000	49,558
Takamatsu Construction Group Co., Ltd. (c)	8,100	128,407
Takano Co., Ltd.	6,000	27,405
Takaoka Toko Holdings Co., Ltd.	5,365	83,995
Takara Leben Co., Ltd.	52,400	201,328
Takara Printing Co., Ltd.	3,100	21,349
Takara Standard Co., Ltd.	52,000	360,212
Takasago International Corp.	48,000	229,412
Takasago Thermal Engineering Co., Ltd.	33,300	281,880
Takashima & Co., Ltd.	25,000	74,367
Takata Corp.	14,800	319,525
Take And Give Needs Co., Ltd.	471	105,015
Takeei Corp.	8,700	123,698
Takeuchi Manufacturing Co., Ltd.	7,000	124,953
Takihyo Co., Ltd.	13,000	56,364
Takiron Co., Ltd.	27,000	114,076
Takisawa Machine Tool Co., Ltd.	35,000	53,296
Takuma Co., Ltd.	41,000	307,184
Tamron Co., Ltd. (c)	9,600	200,861
Tamura Corp. (c)	47,000	102,592
Tanseisha Co., Ltd.	11,000	47,474
Tatsuta Electric Wire and Cable Co., Ltd. (c)	24,100	227,224
Tayca Corp.	17,000	46,363
TBK Co., Ltd.	14,000	64,515
TECHNO ASSOCIE Co., Ltd.	300	2,474
Techno Medica Co., Ltd.	8	45,820
Techno Ryowa, Ltd.	4,800	20,384
Tecmo Koei Holdings Co., Ltd. (c)	12,200	109,239
Teikoku Electric Manufacturing Co., Ltd.	4,700	92,888
Teikoku Sen-I Co., Ltd.	13,000	94,905
Teikoku Tsushin Kogyo Co., Ltd.	24,000	40,899
Tekken Corp. (a)	82,000	92,783
Temp Holdings Co., Ltd.	7,400	169,013
Ten Allied Co., Ltd. (a)	2,600	7,865
Tenma Corp.	6,200	72,772

Japan—(Continued)
Teraoka Seisakusho Co., Ltd.	200	$807
Tigers Polymer Corp.	2,200	8,896
TKC Corp.	12,400	223,731
Toa Corp. (a)	127,000	259,792
Toa Oil Co., Ltd.	37,000	37,681
TOA ROAD Corp.	26,000	111,426
Toabo Corp.	56,000	38,468
Toagosei Co., Ltd.	109,000	438,543
Tobishima Corp. (a) (c)	69,900	72,600
Tobu Store Co., Ltd.	11,000	29,392
TOC Co., Ltd.	34,100	221,109
Tocalo Co., Ltd.	8,800	116,685
Tochigi Bank, Ltd. (The)	67,000	231,057
Toda Corp.	120,000	333,409
Toda Kogyo Corp.	22,000	57,235
Toei Animation Co., Ltd.	2,300	53,503
Toei Co., Ltd.	37,000	238,581
Toenec Corp.	20,000	97,403
Toho Bank, Ltd. (The)	115,000	353,399
Toho Co., Ltd.	20,000	71,848
Toho Holdings Co., Ltd.	25,000	412,155
Toho Titanium Co., Ltd. (c)	18,600	140,106
Toho Zinc Co., Ltd.	85,000	244,286
Tohoku Bank, Ltd. (The)	56,000	79,619
Tohokushinsha Film Corp.	4,800	43,375
Tohto Suisan Co., Ltd.	22,000	32,166
Tokai Carbon Co., Ltd. (c)	112,000	297,027
Tokai Corp.	5,500	155,385
TOKAI Holdings Corp.	52,700	171,102
Tokai Lease Co., Ltd.	16,000	28,096
Tokai Rika Co., Ltd.	26,200	523,136
Tokai Rubber Industries, Ltd. (c)	21,500	193,385
Tokai Tokyo Financial Holdings, Inc.	105,000	715,809
Token Corp.	4,160	230,721
Tokushu Tokai Paper Co., Ltd.	60,000	119,789
Tokuyama Corp. (c)	196,000	624,586
Tokyo Derica Co., Ltd.	3,900	66,224
Tokyo Dome Corp.	94,000	582,034
Tokyo Electron Device, Ltd.	24	36,260
Tokyo Energy & Systems, Inc.	15,000	66,302
Tokyo Keiki, Inc.	32,000	66,794
Tokyo Ohka Kogyo Co., Ltd.	21,000	482,818
Tokyo Rakutenchi Co., Ltd.	17,000	82,427
Tokyo Rope Manufacturing Co., Ltd. (a) (c)	77,000	95,806
Tokyo Sangyo Co., Ltd.	12,000	36,542
Tokyo Seimitsu Co., Ltd.	19,900	443,289
Tokyo Steel Manufacturing Co., Ltd. (c)	72,200	239,536
Tokyo Tekko Co., Ltd.	29,000	102,351
Tokyo Theatres Co., Inc.	42,000	63,954
Tokyo Tomin Bank, Ltd. (The) (c)	21,500	254,537
Tokyu Community Corp.	2,700	118,141
Tokyu Construction Co., Ltd. (a) (c)	51,610	121,780
Tokyu Livable, Inc. (c)	10,900	209,613
Tokyu Recreation Co., Ltd.	6,000	32,669
Toli Corp.	30,000	60,611
Tomato Bank, Ltd.	62,000	111,905
Tomen Devices Corp.	1,500	25,053

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tomen Electronics Corp.	6,500	$76,748
Tomoe Corp.	16,000	55,178
Tomoe Engineering Co., Ltd.	3,600	59,184
Tomoegawa Co., Ltd.	12,000	21,461
Tomoku Co., Ltd.	37,000	115,104
TOMONY Holdings, Inc.	83,600	325,394
Tomy Co., Ltd. (c)	38,000	178,132
Tonami Holdings Co., Ltd.	32,000	65,501
Toppan Forms Co., Ltd.	28,300	245,413
Topre Corp.	23,700	205,289
Topy Industries, Ltd.	122,000	239,893
Toridoll.corp (c)	9,000	93,581
Torigoe Co., Ltd. (The)	9,200	59,307
Torii Pharmaceutical Co., Ltd.	5,600	120,309
Torishima Pump Manufacturing Co., Ltd.	11,600	94,865
Tosei Corp.	14,500	103,242
Toshiba Machine Co., Ltd.	62,000	303,216
Toshiba Plant Systems & Services Corp. (c)	21,000	314,665
Toshiba TEC Corp.	69,000	372,240
Tosho Co., Ltd.	3,500	43,874
Tosho Printing Co., Ltd.	15,000	36,667
Tosoh Corp.	33,000	114,479
Totetsu Kogyo Co., Ltd.	16,000	287,497
Tottori Bank, Ltd. (The)	37,000	71,633
Touei Housing Corp. (c)	9,755	190,633
Toukei Computer Co., Ltd.	2,200	29,304
Towa Bank, Ltd. (The)	178,000	161,959
Towa Corp. (c)	11,100	74,318
Towa Pharmaceutical Co., Ltd.	5,200	212,067
Toyo Construction Co., Ltd. (c)	34,299	81,623
Toyo Corp.	15,800	196,278
Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd. (c)	23,000	61,457
Toyo Engineering Corp.	62,000	266,954
Toyo Ink SC Holdings Co., Ltd.	107,000	528,685
Toyo Kanetsu KK	21,000	52,518
Toyo Kohan Co., Ltd.	35,000	118,139
Toyo Securities Co., Ltd. (c)	43,000	130,093
Toyo Sugar Refining Co., Ltd.	9,000	8,621
Toyo Tanso Co., Ltd. (c)	7,200	127,342
Toyo Tire & Rubber Co., Ltd.	99,000	521,139
Toyo Wharf & Warehouse Co., Ltd.	30,000	51,786
Toyobo Co., Ltd.	464,000	706,522
TPR Co., Ltd. (c)	12,200	192,168
Trancom Co., Ltd.	3,900	108,936
Transcosmos, Inc.	13,100	198,318
Trusco Nakayama Corp.	10,700	213,391
TS Tech Co., Ltd.	21,400	679,779
TSI Holdings Co., Ltd.	47,805	281,748
Tsubakimoto Chain Co.	77,000	456,177
Tsubakimoto Kogyo Co., Ltd.	8,000	21,296
Tsudakoma Corp. (a)	31,000	53,144
Tsugami Corp.	38,000	221,083
Tsukamoto Corp. Co., Ltd.	21,000	30,068
Tsukishima Kikai Co., Ltd.	13,000	127,273
Tsukuba Bank, Ltd. (The)	47,200	164,204
Tsukui Corp.	13,900	133,855

Japan—(Continued)
Tsurumi Manufacturing Co., Ltd.	10,000	$85,064
Tsutsumi Jewelry Co., Ltd.	3,800	86,776
TTK Co., Ltd.	4,000	17,973
TV Asahi Corp.	10,000	216,825
TV Tokyo Holdings Corp.	3,700	63,758
TYK Corp.	6,000	10,247
U-Shin, Ltd.	16,000	113,807
Ube Material Industries, Ltd.	17,000	43,197
Uchida Yoko Co., Ltd.	32,000	92,284
Ueki Corp.	11,000	18,879
UKC Holdings Corp.	6,200	103,595
Ulvac, Inc. (a) (c)	27,300	216,382
Umenohana Co., Ltd. (c)	900	17,466
Uniden Corp. (a) (c)	25,000	57,835
Union Tool Co.	7,000	125,218
Unipres Corp.	19,400	347,816
United Arrows, Ltd.	9,300	389,628
Unitika, Ltd. (a)	165,000	83,191
Universal Entertainment Corp. (c)	8,500	150,403
UNY Group Holdings Co., Ltd.	30,700	206,791
Uoriki Co., Ltd.	2,100	27,450
Usen Corp. (a)	64,530	98,260
Ushio, Inc.	52,700	695,144
UT Holdings Co., Ltd.	14,200	57,849
Utoc Corp.	5,100	16,971
Valor Co., Ltd.	16,900	314,236
Village Vanguard Co., Ltd.	34	55,199
Vital KSK Holdings, Inc.	20,300	152,505
VT Holdings Co., Ltd.	15,900	194,314
Wacoal Holdings Corp.	26,000	259,806
Wacom Co., Ltd.	4,400	48,527
Wakachiku Construction Co., Ltd. (a) (c)	69,000	59,141
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	24,412
Wakita & Co., Ltd.	20,000	176,865
Warabeya Nichiyo Co., Ltd.	8,400	128,573
Watabe Wedding Corp.	4,400	32,254
WATAMI Co., Ltd. (c)	11,200	199,190
Weathernews, Inc. (c)	3,600	75,792
Welcia Holdings Co., Ltd.	3,900	178,732
Wellnet Corp.	2,700	22,652
West Holdings Corp.	3,200	91,322
Wood One Co., Ltd.	19,000	58,000
Wowow, Inc.	27	90,794
Xebio Co., Ltd. (c)	14,100	288,896
Y. A. C. Co., Ltd.	4,900	27,472
Yachiyo Bank, Ltd. (The)	8,500	257,135
Yachiyo Industry Co., Ltd.	5,600	37,721
Yahagi Construction Co., Ltd.	17,100	74,144
Yaizu Suisankagaku Industry Co., Ltd.	4,400	37,932
YAMABIKO Corp.	4,100	108,067
Yamada SxL Corp. Home Co., Ltd. (a) (c)	15,000	20,722
Yamagata Bank, Ltd. (The)	80,000	335,577
Yamaichi Electronics Co., Ltd. (a)	8,200	14,585
Yamanashi Chuo Bank, Ltd. (The)	91,000	384,475
Yamatane Corp. (c)	53,000	89,967
Yamato Corp.	9,000	32,838
Yamato International, Inc.	6,700	29,053

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yamaya Corp.	2,650	$36,821
Yamazawa Co., Ltd.	1,000	15,769
Yamazen Corp.	32,100	202,299
Yaoko Co., Ltd.	3,600	132,491
Yashima Denki Co., Ltd.	7,500	30,930
Yasuda Warehouse Co., Ltd. (The)	7,400	65,516
Yellow Hat, Ltd.	10,700	216,105
Yodogawa Steel Works, Ltd.	70,000	278,811
Yokogawa Bridge Holdings Corp.	18,000	175,876
Yokohama Reito Co., Ltd. (c)	26,500	210,831
Yokowo Co., Ltd.	7,900	41,025
Yomeishu Seizo Co., Ltd.	6,000	49,041
Yondenko Corp.	12,000	40,896
Yonekyu Corp.	800	6,323
Yonex Co., Ltd.	5,900	30,776
Yorozu Corp.	9,600	159,607
Yuasa Funashoku Co., Ltd.	8,000	17,604
Yuasa Trading Co., Ltd.	100,000	174,447
Yuken Kogyo Co., Ltd.	22,000	45,480
Yuki Gosei Kogyo Co., Ltd.	6,000	16,142
Yurtec Corp.	26,000	78,413
Yusen Logistics Co., Ltd. (c)	11,700	105,942
Yushin Precision Equipment Co., Ltd.	4,900	83,334
Yushiro Chemical Industry Co., Ltd.	7,300	69,809
Zappallas, Inc.	49	34,485
Zenrin Co., Ltd.	15,700	174,122
Zensho Holdings Co., Ltd. (c)	31,200	355,646
ZERIA Pharmaceutical Co., Ltd.	8,000	121,461
Zojirushi Corp.	10,000	33,219
Zuken, Inc.	7,200	47,555

		206,673,581

Netherlands—1.9%
Aalberts Industries NV	48,516	1,080,149
Accell Group	13,253	205,808
AMG Advanced Metallurgical Group NV (a)	17,624	140,194
Amsterdam Commodities NV	8,981	168,827
APERAM (c)	33,328	359,555
Arcadis NV	30,552	818,972
ASM International NV (c)	26,751	899,028
Ballast Nedam (a)	1,358	17,683
BE Semiconductor Industries NV	23,461	242,174
Beter Bed Holding NV	10,318	189,084
BinckBank NV (c)	39,299	329,472
Brunel International NV	5,868	247,049
CSM	43,629	882,556
Delta Lloyd NV	71,691	1,428,242
DOCdata NV	1,934	36,411
Exact Holding NV	7,888	168,046
Grontmij (a)	35,808	147,857
Heijmans NV	9,895	94,395
Hunter Douglas NV	2,423	96,827
Kardan NV (a)	13,562	9,164
KAS Bank NV	7,278	84,399
Kendrion NV	4,153	108,097
Koninklijke BAM Groep NV (c)	183,068	866,369

Netherlands—(Continued)
Koninklijke Ten Cate NV	20,330	$476,808
Koninklijke Wessanen NV	49,214	187,983
Macintosh Retail Group NV	7,046	77,047
Nederland Apparatenfabriek	2,742	108,312
Nutreco NV	33,992	1,445,099
Ordina NV (a)	55,883	93,134
PostNL NV (a) (c)	219,352	610,626
Royal Imtech NV (a) (c)	38,313	281,239
SBM Offshore NV (a)	100,795	1,687,259
Sligro Food Group NV	13,645	456,958
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV (a)	13,542	202,635
TKH Group NV	23,125	593,909
TomTom NV (a) (c)	76,476	374,737
Unit4 NV	16,425	532,034
USG People NV (c)	43,376	282,030
Van Lanschot NV (a)	45	893
Xeikon NV (a)	10,815	60,538

		16,091,599

New Zealand—0.9%
A2 Corp., Ltd. (a) (c)	119,353	58,929
Abano Healthcare Group, Ltd.	880	3,919
Air New Zealand, Ltd.	170,907	196,018
Auckland International Airport, Ltd.	205,949	472,622
Bathurst Resourses New Zealand, Ltd. (a)	206,414	23,598
Briscoe Group, Ltd.	13,123	24,933
Cavalier Corp., Ltd. (a)	7,259	9,543
Chorus, Ltd.	106,254	196,222
Diligent Board Member Services, Inc. (a) (c)	19,249	100,734
Ebos Group, Ltd. (c)	29,764	220,893
Fisher & Paykel Healthcare Corp., Ltd.	240,275	641,042
Freightways, Ltd.	81,878	282,287
Hallenstein Glasson Holdings, Ltd.	19,012	72,948
Heartland New Zealand, Ltd.	72,313	46,517
Infratil, Ltd.	399,354	686,908
Kathmandu Holdings, Ltd.	23,984	47,006
Mainfreight, Ltd.	40,292	333,127
Methven, Ltd.	19,898	18,656
Michael Hill International, Ltd.	82,929	84,013
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	13,903
New Zealand Oil & Gas, Ltd.	178,730	116,346
New Zealand Refining Co., Ltd. (The)	27,432	44,205
Nuplex Industries, Ltd. (c)	105,582	235,887
NZX, Ltd.	130,860	135,891
Opus International Consultants, Ltd.	4,000	5,114
Pacific Edge, Ltd. (a)	17,353	7,879
PGG Wrightson, Ltd.	58,545	13,130
PIKE RIVER COAL, Ltd. (b) (d)	82,575	0
Port of Tauranga, Ltd.	38,167	410,232
Pumpkin Patch, Ltd. (a)	31,660	19,138
Rakon, Ltd. (a)	61,576	9,284
Restaurant Brands New Zealand, Ltd.	55,682	122,058
Rubicon, Ltd. (a)	9,922	2,306
Ryman Healthcare, Ltd.	142,481	699,571

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Sanford, Ltd.	314	$1,132
Skellerup Holdings, Ltd.	29,759	30,375
Sky City Entertainment Group, Ltd.	295,453	995,449
Sky Network Television, Ltd.	103,256	433,355
Tower, Ltd. (c)	74,795	112,814
Trade Me, Ltd.	11,563	43,551
TrustPower, Ltd.	13,980	76,808
Vector, Ltd. (c)	163,940	339,605
Warehouse Group, Ltd. (The)	53,130	146,043
Xero, Ltd. (a)	18,201	227,147

		7,761,138

Norway—1.1%
ABG Sundal Collier Holding ASA	167,319	108,531
Algeta ASA (a) (c)	14,218	540,318
Archer, Ltd. (a) (c)	40,112	24,903
Atea ASA	37,179	375,823
Austevoll Seafood ASA	48,445	278,793
Bakkafrost P/F	8,908	106,693
Bionor Pharma ASA (a)	16,875	9,557
Bonheur ASA	4,316	88,698
BW Offshore, Ltd.	176,208	211,005
BWG Homes ASA (a)	39,260	87,239
Cermaq ASA	32,403	565,247
Copeinca ASA	14,327	158,028
Deep Sea Supply plc (a)	53,588	81,164
Det Norske Oljeselskap ASA (a)	13,232	181,385
DNO International ASA (a) (c)	256,355	467,734
DOF ASA (a) (c)	26,204	105,709
Ekornes ASA	11,731	187,329
Electromagnetic GeoServices AS (a)	82,083	138,169
Eltek ASA	122,435	108,638
Evry ASA	25,788	38,210
Farstad Shipping ASA	6,040	117,367
Frontline, Ltd. (a) (c)	36,608	65,701
Ganger Rolf ASA	7,335	148,532
Golden Ocean Group, Ltd. (a) (c)	173,259	186,298
Grieg Seafood ASA (a)	11,731	30,288
Hoegh LNG Holdings, Ltd. (a)	14,498	111,708
Hurtigruten ASA (a)	79,346	33,573
Kongsberg Automotive Holding ASA (a)	197,413	80,296
Kvaerner ASA	92,750	147,966
Leroey Seafood Group ASA	9,723	270,035
Nordic Semiconductor ASA (a) (c)	76,341	235,030
Norske Skogindustrier ASA (a) (c)	101,549	44,637
Northern Offshore, Ltd.	47,579	66,735
Northland Resources S.A. (a)	49,466	3,257
Norwegian Air Shuttle AS (a)	12,510	545,627
Norwegian Energy Co. AS (a) (c)	159,559	80,117
Odfjell SE - A Shares (a)	1,949	8,600
Olav Thon Eindom ASA	97	15,395
Opera Software ASA (c)	35,363	274,394
Panoro Energy ASA (a)	64,409	31,741
PhotoCure ASA (a)	5,477	32,370
ProSafe SE	46,555	407,844
Q-Free ASA (a)	24,256	51,439

Norway—(Continued)
Renewable Energy Corp. ASA (a) (c)	630,934	$231,579
Salmar ASA (a)	8,438	86,123
Scana Industrier (a)	17,249	8,376
Sevan Marine ASA (a)	19,916	73,116
Siem Offshore, Inc. (a)	86,433	111,987
Solstad Offshore ASA	6,576	105,005
Songa Offshore SE (a) (c)	82,163	72,371
SpareBank 1 SMN	51,820	396,157
SpareBank 1 SR Bank ASA	7,181	56,155
Stolt-Nielsen, Ltd.	9,173	200,778
Storebrand ASA (a)	8,740	42,167
Tomra Systems ASA	67,216	569,900
TTS Group ASA	18,359	18,087
Veidekke ASA (c)	57,200	437,885
Veripos, Inc.	1,820	5,511
Wilh Wilhelmsen ASA	21,036	164,846
Wilh Wilhelmsen Holding ASA	5,524	141,865

		9,574,031

Portugal—0.5%
Altri SGPS S.A.	70,454	170,738
Banco BPI S.A. (a) (c)	241,547	285,113
Banco Comercial Portugues S.A. (a) (c)	5,463,617	678,088
Banco Espirito Santo S.A. (a) (c)	286,689	227,687
BANIF - Banco Internacional do Funchal S.A. (a) (c)	45,433	5,508
INAPA - Investimentos Participacoes e Gestao S.A. (a)	62,975	13,088
Mota-Engil SGPS S.A. (c)	40,942	123,741
Novabase SGPS S.A.	7,827	25,365
Portucel Empresa Produtora de Pasta e Papel S.A.	135,397	431,706
REN - Redes Energeticas Nacionais SGPS S.A.	133,701	383,537
Semapa-Sociedade de Investimento e Gestao	47,039	399,972
Sonae	597,292	565,854
Sonae Industria SGPS S.A. (a)	24,230	15,834
Sonaecom SGPS S.A.	78,934	159,881
Teixeira Duarte S.A.	103,277	75,274
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	93,729	451,075

		4,012,461

Singapore—1.9%
Abterra, Ltd. (a)	51,720	25,503
Amara Holdings, Ltd.	105,000	48,038
Amtek Engineering, Ltd.	132,000	49,986
Armstrong Industrial Corp., Ltd.	157,000	42,504
ASL Marine Holdings, Ltd.	105,000	50,469
Ausgroup, Ltd. (c)	267,000	75,614
Baker Technology, Ltd.	166,000	37,315
Banyan Tree Holdings, Ltd. (c)	155,000	83,369
Biosensors International Group, Ltd. (a) (c)	473,000	399,346
Bonvests Holdings, Ltd.	18,000	15,478
Boustead Singapore, Ltd.	160,000	168,250
Breadtalk Group, Ltd.	82,000	55,632
Broadway Industrial Group, Ltd.	138,000	31,399

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Bukit Sembawang Estates, Ltd.	72,000	$357,614
Bund Center Investment, Ltd.	552,000	95,797
CH Offshore, Ltd.	157,000	51,998
China Aviation Oil Singapore Corp., Ltd.	128,000	98,961
China Merchants Holdings Pacific, Ltd.	53,000	36,796
Chip Eng Seng Corp., Ltd.	327,000	178,490
Chuan Hup Holdings, Ltd.	125,000	24,102
Cityspring Infrastructure Trust	169,000	62,474
Cosco Corp. Singapore, Ltd. (c)	560,000	328,265
Creative Technology, Ltd.	22,600	43,478
CSC Holdings, Ltd.	284,000	22,770
CSE Global, Ltd.	301,000	202,361
CWT, Ltd.	119,000	133,912
Datapulse Technology, Ltd.	106,000	16,722
Delong Holdings, Ltd. (a)	91,000	27,282
DMX Technologies Group, Ltd.	186,000	30,666
Dyna-Mac Holdings, Ltd. (c)	188,000	59,790
Elec & Eltek International Co., Ltd.	23,000	48,974
Etika International Holdings, Ltd.	93,000	28,816
Eu Yan Sang International, Ltd.	90,000	53,962
Ezion Holdings, Ltd.	339,000	563,112
Ezra Holdings, Ltd. (a) (c)	483,799	354,387
Falcon Energy Group, Ltd. (a)	151,000	39,676
Far East Orchard, Ltd.	95,044	155,959
FJ Benjamin Holdings, Ltd.	106,000	20,985
Food Empire Holdings, Ltd.	118,000	60,026
Fragrance Group, Ltd. (c)	1,352,000	249,187
Freight Links Express Holdings, Ltd.	736,947	53,916
Gallant Venture, Ltd. (a) (c)	479,000	112,605
GK Goh Holdings, Ltd.	12,000	8,142
GMG Global, Ltd.	2,022,000	166,841
Goodpack, Ltd.	156,000	193,630
GP Batteries International, Ltd.	21,000	15,574
GuocoLand, Ltd.	58,000	93,345
GuocoLeisure, Ltd. (c)	306,000	188,691
Guthrie GTS, Ltd.	207,000	142,569
HanKore Environment Tech Group, Ltd. (a)	157,000	4,904
Hanwell Holdings, Ltd.	19,000	4,197
Healthway Medical Corp., Ltd. (a)	701,750	43,176
HG Metal Manufacturing, Ltd.	460,000	31,678
Hi-P International, Ltd.	125,000	72,609
Hiap Hoe, Ltd.	58,000	31,574
Hiap Seng Engineering, Ltd.	61,500	14,101
HLH Group, Ltd. (a)	1,066,000	18,501
Ho Bee Investment, Ltd. (c)	153,000	237,157
Hong Fok Corp., Ltd. (c)	223,400	121,141
Hong Leong Asia, Ltd.	74,000	90,482
Hotel Grand Central, Ltd.	1,000	832
Hotel Properties, Ltd.	125,000	311,673
Hour Glass, Ltd. (The)	43,000	59,189
HTL International Holdings, Ltd.	69,000	15,242
HupSteel, Ltd.	111,000	19,767
Hwa Hong Corp., Ltd.	138,000	34,751
Hyflux, Ltd. (c)	265,500	261,144
Indofood Agri Resources, Ltd. (c)	301,000	231,395
InnoTek, Ltd.	88,000	23,254
International Heathway Corp. (d)	57,747	292

Singapore—(Continued)
Interra Resources, Ltd. (a)	81,000	$28,511
IPC Corp., Ltd. (c)	296,000	35,824
Jaya Holdings, Ltd.	244,000	113,574
Jiutian Chemical Group, Ltd. (a)	649,000	52,368
K-Green Trust	177,000	145,623
K1 Ventures, Ltd.	483,000	65,056
Keppel Telecommunications & Transportation, Ltd.	67,000	73,468
Koh Brothers Group, Ltd.	97,000	22,956
LC Development, Ltd.	385,200	45,057
Li Heng Chemical Fibre Technologies, Ltd. (a)	309,000	30,961
Lian Beng Group, Ltd.	237,000	96,917
Low Keng Huat Singapore, Ltd.	153,000	77,459
Lum Chang Holdings, Ltd.	115,000	30,746
M1, Ltd. (c)	189,000	447,174
Manhattan Resources, Ltd. (a)	83,000	19,262
Marco Polo Marine, Ltd.	51,000	15,893
Memstar Technology, Ltd.	636,000	40,470
Mercator Lines Singapore, Ltd.	70,000	5,964
Mermaid Maritime plc	29,000	8,000
Metro Holdings, Ltd.	199,600	146,920
Mewah International, Inc. (c)	205,000	71,846
Midas Holdings, Ltd. (c)	675,000	230,614
Nam Cheong, Ltd. (c)	659,000	140,349
Neptune Orient Lines, Ltd. (a)	28,000	23,291
NSL, Ltd.	15,000	16,804
Oceanus Group, Ltd. (a)	901,000	21,215
OKP Holdings, Ltd.	17,000	5,384
OSIM International, Ltd.	109,000	169,021
Otto Marine, Ltd. (a) (c)	522,000	32,402
Overseas Union Enterprise, Ltd.	174,000	389,094
Pan Pacific Hotels Group, Ltd.	84,000	168,994
Pan-United Corp., Ltd.	130,000	92,301
Petra Foods, Ltd.	120,000	357,817
Popular Holdings, Ltd.	192,000	40,723
QAF, Ltd.	123,811	97,320
Raffles Education Corp., Ltd. (a)	470,374	109,471
Raffles Medical Group, Ltd.	36,628	90,532
Rickmers Maritime	110,000	23,682
Riverstone Holdings, Ltd.	20,000	7,909
Rotary Engineering, Ltd.	128,000	48,974
Roxy-Pacific Holdings, Ltd.	159,000	75,889
S I2I, Ltd. (a)	1,741,000	26,096
Sapphire Corp., Ltd. (a)	26,000	2,113
SBS Transit, Ltd.	40,500	44,764
See Hup Seng, Ltd.	163,000	32,620
Sheng Siong Group, Ltd.	231,000	118,950
Sim Lian Group, Ltd.	121,500	86,268
Sinarmas Land, Ltd.	814,000	411,002
Sing Holdings, Ltd.	82,000	29,110
Singapore Post, Ltd. (c)	773,544	791,919
Singapore Reinsurance Corp., Ltd.	1,000	205
Sino Grandness Food Industry Group, Ltd. (a)	77,000	77,291
SMRT Corp., Ltd. (c)	226,000	255,865
Stamford Land Corp., Ltd.	304,000	141,502
Sunningdale Tech, Ltd.	303,000	28,924
SunVic Chemical Holdings, Ltd. (a)	143,000	48,669

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Super Group, Ltd.	100,000	$349,508
Swiber Holdings, Ltd. (c)	319,000	178,433
Swissco Holdings, Ltd.	80,000	14,978
Tat Hong Holdings, Ltd.	187,000	185,185
Technics Oil & Gas, Ltd.	85,000	55,554
Thakral Corp., Ltd.	197,000	4,647
Tiong Woon Corp. Holding, Ltd.	218,250	58,319
Triyards holdings, Ltd. (a)	39,979	21,809
Tuan Sing Holdings, Ltd.	390,705	105,871
UMS Holdings, Ltd.	116,000	46,115
United Engineers, Ltd.	128,000	244,375
United Envirotech, Ltd.	214,000	145,428
United Fiber System, Ltd. (a)	426,950	7,328
United Overseas Insurance, Ltd.	4,000	13,254
UOB-Kay Hian Holdings, Ltd.	178,000	230,300
UPP Holdings, Ltd.	218,000	48,640
Vard Holdings, Ltd.	289,000	246,942
Venture Corp., Ltd. (c)	149,000	851,987
Vicom, Ltd.	2,000	7,416
Wee Hur Holdings, Ltd.	234,000	70,895
Wheelock Properties Singapore, Ltd. (c)	104,000	150,508
Wing Tai Holdings, Ltd. (c)	267,621	430,491
Yeo Hiap Seng, Ltd.	19,712	41,276
YHI International, Ltd.	78,000	15,796
Yongnam Holdings, Ltd.	750,000	203,545

		16,571,570

Spain—1.8%
Abengoa S.A. (c)	20,451	50,402
Abengoa S.A. - B Shares (c)	81,804	164,955
Acciona S.A. (c)	2,173	114,537
Acerinox S.A. (c)	59,584	554,423
Adveo Group International S.A.	5,653	95,355
Almirall S.A.	34,815	440,816
Amper S.A. (a)	11,902	16,269
Atresmedia Corp. de Medios Comunicaion S.A.	35,378	277,195
Azkoyen S.A. (a) (c)	1,608	2,611
Bankinter S.A.	299,017	1,064,832
Baron de Ley (a)	1,446	97,590
Bolsas y Mercados Espanoles S.A. (c)	34,758	851,056
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Campofrio Food Group S.A. (a)	12,609	85,543
Cementos Portland Valderrivas S.A. (a)	7,045	37,126
Cie Automotive S.A.	19,638	153,237
Codere S.A. (a) (c)	11,050	18,690
Construcciones y Auxiliar de Ferrocarriles S.A.	858	365,436
Deoleo S.A. (a)	175,831	60,609
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,678	30,362
Duro Felguera S.A.	44,406	286,016
Ebro Foods S.A.	40,832	836,886
Elecnor S.A.	10,797	144,746
Ence Energia y Celulosa S.A	104,517	323,009
Ercros S.A. (a)	60,314	28,880
Faes Farma S.A.	131,268	345,628
FAES FARMA S.A.	1,582	4,169

Spain—(Continued)
Fluidra S.A.	9,730	$33,071
Fomento de Construcciones y Contratas S.A. (c)	17,778	164,992
Gamesa Corp. Tecnologica S.A.	133,307	719,482
Grupo Catalana Occidente S.A.	26,168	576,618
Grupo Ezentis S.A. (a)	201,417	30,668
Iberpapel Gestion S.A.	185	3,197
Indra Sistemas S.A. (c)	51,661	665,532
Inmobiliaria Colonial S.A. (a)	10,263	13,594
Jazztel plc (a)	111,543	866,474
Laboratorios Farmaceuticos Rovi S.A.	7,875	71,332
Mediaset Espana Comunicacion S.A. (a) (c)	80,927	704,349
Melia Hotels International S.A.	33,769	256,036
Miquel y Costas & Miquel S.A.	5,284	154,709
Natra S.A. (a)	7,533	12,129
NH Hoteles S.A. (a)	69,326	245,405
Obrascon Huarte Lain S.A.	23,367	794,619
Papeles y Cartones de Europa S.A.	19,291	72,240
Pescanova S.A. (a) (b) (d)	7,446	0
Prim S.A.	3,013	23,292
Promotora de Informaciones S.A. (a) (c)	112,904	30,470
Prosegur Cia de Seguridad S.A.	89,130	485,517
Realia Business S.A. (a)	74,911	57,004
Sacyr Vallehermoso S.A. (a) (c)	168,629	528,829
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	8,719
Solaria Energia y Medio Ambiente S.A. (a)	19,439	14,672
Tecnicas Reunidas S.A.	14,817	680,490
Telecomunicaciones y Energia	13,592	18,923
Tubacex S.A.	62,559	192,451
Tubos Reunidos S.A. (c)	63,692	137,162
Vidrala S.A.	9,644	333,984
Viscofan S.A.	21,521	1,076,209
Vocento S.A. (a)	5,362	6,002
Zeltia S.A. (a)	94,134	225,144

		15,653,693

Sweden—3.7%
AarhusKarlshamn AB	14,131	719,748
Acando AB	32,257	69,796
Active Biotech AB (a) (c)	13,747	91,170
AddNode Group AB	1,849	9,841
AddTech AB - B Shares	10,848	364,193
AF AB - B Shares	19,509	493,073
Alliance Oil Co., Ltd. (a) (c)	33,806	184,690
Arise Windpower AB (a)	4,852	17,148
Atrium Ljungberg AB - B Shares	3,824	48,469
Avanza Bank Holding AB (c)	5,548	113,068
Axfood AB (c)	11,896	496,830
Axis Communications AB (c)	20,453	505,474
B&B Tools AB - B Shares	12,665	151,954
BE Group AB (a)	31,085	67,599
Beijer AB G&L - B Shares	6,355	99,685
Beijer Alma AB	10,939	224,869
Beijer Electronics AB (c)	5,229	51,512
Betsson AB (a)	15,053	381,827
Bilia AB - A Shares	10,743	172,565

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Billerud AB	89,835	$846,634
BioGaia AB - B Shares	7,656	259,362
Biotage AB	15,339	20,167
Bjoern Borg AB (a)	9,936	43,692
Bure Equity AB (c)	37,705	128,268
Byggmax Group AB	19,874	108,934
Castellum AB	88,397	1,196,665
Cision AB	3,202	18,852
Clas Ohlson AB - B Shares	19,724	260,521
Cloetta AB - B Shares (a)	6,286	16,940
Concentric AB	32,613	322,390
Concordia Maritime AB - B Shares	4,217	6,290
Connecta AB	4,752	27,557
Dios Fastigheter AB (c)	23,217	129,382
Doro AB	8,437	42,775
Duni AB (c)	21,125	183,444
East Capital Explorer AB (a)	7,088	48,245
Enea AB (a)	13,050	43,104
Eniro AB (a) (c)	55,843	152,529
Fabege AB	79,503	779,468
Fagerhult AB	2,130	54,054
Fastighets AB Balder - B Shares (a)	36,044	260,386
Fenix Outdoor AB	384	12,263
Gunnebo AB (c)	23,589	97,590
Haldex AB	33,062	224,739
Hexpol AB (c)	11,619	755,300
HIQ International AB (a) (c)	34,294	172,294
HMS Networks AB	709	10,890
Hoganas AB	14,670	700,054
Holmen AB - B Shares (c)	32,135	862,636
Hufvudstaden AB - A Shares	15,492	185,247
Husqvarna AB - A Shares	9,289	50,569
Husqvarna AB - B Shares (c)	210,669	1,108,395
ICA gruppen AB (a) (c)	29,249	788,189
Industrial & Financial Systems	11,624	188,055
Indutrade AB	8,220	254,253
Intrum Justitia AB	33,868	693,428
JM AB (c)	47,411	996,993
KappAhl AB (a)	29,980	146,593
Karolinska Development AB (a)	7,514	30,489
Klovern AB	22,837	91,975
KNOW IT AB	10,654	84,257
Kungsleden AB	74,623	435,125
Lagercrantz AB - B Shares	9,342	128,347
Lindab International AB (a)	46,206	368,033
Loomis AB	39,066	748,409
Meda AB - A Shares	104,406	1,176,336
Medivir AB - B Shares (a) (c)	16,404	160,180
Mekonomen AB (c)	8,305	251,870
Micronic Mydata AB (a)	46,878	94,612
Modern Times Group AB - B Shares	6,831	289,722
MQ Holding AB	9,112	21,455
NCC AB - A Shares (c)	3,116	73,858
NCC AB - B Shares (c)	45,222	1,025,498
Nederman Holding AB	932	23,143
Net Entertainment NE AB - B Shares (a)	16,258	229,363
Net Insight AB (a)	143,837	23,806

Sweden—(Continued)
New Wave Group AB - B Shares	27,702	$134,937
Nibe Industrier AB - B Shares (c)	40,031	628,449
Nobia AB (c)	90,272	524,952
Nolato AB - B Shares	12,091	208,723
Nordnet AB - B Shares (c)	50,893	130,226
OEM International AB - B Shares	498	4,909
Orexo AB (a)	5,087	43,972
PA Resources AB (a)	3,844	5,686
Peab AB (c)	89,685	434,385
Pricer AB - B Shares	57,101	68,934
Proact IT Group AB	4,203	44,534
Probi AB	2,989	18,075
Proffice AB - B Shares	32,500	105,232
Ratos AB - B Shares (c)	15,038	116,605
RaySearch Laboratories AB (a)	6,806	26,578
ReadSoft AB - B Shares	7,499	28,981
Rederi AB Transatlantic (a)	6,507	3,296
Rezidor Hotel Group AB (a)	41,212	190,360
rnb Retail and Brands AB (a)	5,888	8,421
Saab AB - Class B	27,146	517,643
Sagax AB	15,994	57,314
SAS AB (a)	78,024	148,269
Sectra AB - B Shares (a)	2,976	24,742
Securitas AB - B Shares	100,745	876,825
Semcon AB	8,454	86,299
SkiStar AB	12,482	140,535
SSAB AB - A Shares (c)	87,230	518,074
SSAB AB - B Shares	46,497	240,211
Sweco AB - B Shares	18,222	207,398
Swedish Orphan Biovitrum AB (a)	74,978	449,303
Systemair AB	6,265	100,254
TradeDoubler AB (a)	21,483	54,829
Transcom WorldWide S.A. (a)	22,591	2,492
Transmode Holding AB	1,607	19,165
Trelleborg AB - B Shares	131,495	1,966,129
Unibet Group plc	16,402	548,746
Vitrolife AB	7,246	67,903
Wallenstam AB - B Shares	46,001	602,446
Wihlborgs Fastigheter AB	34,090	505,265

		31,578,233

Switzerland—4.6%
Acino Holding AG (a)	2,116	183,741
Advanced Digital Broadcast Holdings S.A. (a)	557	8,863
AFG Arbonia-Forster Holding AG (a)	9,158	251,064
Allreal Holding AG (a)	6,474	910,127
AMS AG	5,826	430,110
APG SGA S.A.	818	199,562
Ascom Holding AG (a)	17,215	213,198
Autoneum Holding AG (a)	2,052	153,725
Bachem Holding AG (a)	1,972	83,334
Baloise Holding AG	1,153	111,656
Bank Coop AG	3,124	139,391
Banque Cantonale de Geneve	419	108,121
Banque Privee Edmond de Rothschild S.A.	3	52,246
Basilea Pharmaceutica (a) (c)	2,000	147,741

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Basler Kantonalbank	130	$10,525
Belimo Holding AG	239	533,642
Bell AG	74	165,859
Bellevue Group AG	2,584	29,392
Berner Kantonalbank AG (c)	2,359	574,456
BKW AG	6,162	186,662
Bobst Group AG (a)	5,987	181,846
Bossard Holding AG	1,729	267,429
Bucher Industries AG	3,522	841,984
Burckhardt Compression Holding AG	1,496	595,373
Burkhalter Holding AG (a)	1,340	93,000
Carlo Gavazzi Holding AG	71	17,296
Centralschweizerische Kraftwerke AG	66	20,971
Cham Paper Holding AG (a)	169	34,770
Charles Voegele Holding AG (a)	4,263	40,951
Cicor Technologies (a)	644	18,756
Cie Financiere Tradition S.A. (a)	863	44,497
Clariant AG (a)	145,410	2,043,718
Coltene Holding AG (a)	1,860	88,825
Conzzeta AG	47	86,284
Cosmo Pharmaceuticals S.p.A. (a)	632	36,781
Daetwyler Holding AG	3,203	338,065
Dufry AG (a)	10,562	1,277,951
EFG International AG (a) (c)	27,485	334,157
Emmi AG (a)	1,190	349,181
Energiedienst Holding AG (a)	3,017	109,771
Flughafen Zuerich AG	1,963	984,178
Forbo Holding AG (a)	1,023	651,949
Foxconn International Holdings, Ltd. (a) (c)	95,000	51,584
Galenica AG	2,405	1,509,854
GAM Holding AG (a)	115,271	1,758,210
Gategroup Holding AG (a)	14,867	311,959
Georg Fischer AG (a)	2,283	1,001,724
Gurit Holding AG (a)	292	124,994
Helvetia Holding AG	3,212	1,293,855
Huber & Suhner AG (c)	6,932	309,097
Implenia AG (a)	7,614	378,817
Inficon Holding AG (a)	903	267,402
Interroll Holding AG (a)	265	108,916
Intershop Holdings	600	203,273
Jungfraubahn Holding AG	85	5,929
Kaba Holding AG (a) (c)	1,471	551,060
Kardex AG (a)	3,022	108,572
Komax Holding AG (a)	2,284	226,346
Kudelski S.A.	25,963	321,522
Kuoni Reisen Holding AG (a)	2,197	690,578
LEM Holding S.A.	349	224,672
Liechtensteinische Landesbank AG	2,973	111,368
LifeWatch AG (a)	4,907	38,867
Logitech International S.A.	84,871	584,948
Lonza Group AG (a)	30,595	2,293,386
Luzerner Kantonalbank AG	1,736	640,675
MCH Group AG	1,044	63,124
Metall Zug AG	79	178,204
Meyer Burger Technology AG (a) (c)	51,039	315,802
Micronas Semiconductor Holding AG (a)	16,260	118,027
Mikron Holding AG (a)	474	2,725

Switzerland—(Continued)
Mobilezone Holding AG	15,293	$146,223
Mobimo Holding AG (a) (c)	3,387	689,692
Myriad Group AG (a)	18,675	47,067
Nobel Biocare Holding AG (a) (c)	57,298	693,106
OC Oerlikon Corp. AG (a)	101,100	1,192,816
Orascom Development Holding AG (a)	2,069	19,170
Orell Fuessli Holding AG (a)	428	39,904
Orior AG (a)	2,523	137,364
Panalpina Welttransport Holding AG (c)	4,720	507,818
Phoenix Mecano AG	370	179,861
PSP Swiss Property AG (a)	2,635	227,907
PubliGroupe AG	910	111,299
Rieter Holding AG (a)	1,987	311,563
Romande Energie Holding S.A.	125	151,070
Schaffner Holding AG (a)	238	51,657
Schmolz & Bickenbach AG (a) (c)	35,199	107,770
Schweiter Technologies AG	567	347,654
Schweizerische National-Versicherungs-Gesellschaft AG	8,748	404,154
Siegfried Holding AG (a)	1,774	239,905
St. Galler Kantonalbank AG	1,433	539,515
Straumann Holding AG (c)	153	22,859
Swiss Life Holding AG (a)	8,177	1,323,016
Swisslog Holding AG (a)	139,223	156,172
Swissquote Group Holding S.A.	5,895	175,280
Tamedia AG	904	95,674
Tecan Group AG (c)	4,774	439,852
Temenos Group AG (a) (c)	24,817	603,447
Tornos Holding AG (a)	3,719	16,194
U-Blox AG (a)	2,789	179,630
Valiant Holding (c)	7,115	598,483
Valora Holding AG	1,822	335,310
Vaudoise Assurances Holding S.A.	618	227,280
Verwaltungs- und Privat-Bank AG (c)	2,526	190,840
Vetropack Holding AG	125	242,123
Von Roll Holding AG (a) (c)	27,242	41,878
Vontobel Holding AG	13,645	418,746
VZ Holding AG	144	20,112
Walliser Kantonalbank	137	118,784
Walter Meier AG	1,540	79,632
Ypsomed Holding AG (a)	2,012	119,248
Zehnder Group AG (c)	5,236	233,257
Zueblin Immobilien Holding AG (a)	20,587	43,190
Zug Estates Holding AG (a)	73	91,920
Zuger Kantonalbank AG	70	355,614

		39,020,694

United Kingdom—21.4%
4imprint Group plc	6,953	53,417
888 Holdings plc	66,302	148,396
A.G.BARR plc	49,005	375,496
Acal plc	9,528	33,267
Afren plc (a)	557,996	1,092,296
African Barrick Gold plc	30,782	44,748
Aga Rangemaster Group plc (a)	25,439	31,795
Air Partner plc	992	5,054

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Alent plc	145,875	$724,054
Amlin plc	302,061	1,811,461
Anglo Pacific Group plc	29,836	76,683
Anglo-Eastern Plantations	4,252	45,327
Anite plc	150,636	311,828
Ashmore Group plc (c)	158,060	822,810
Ashtead Group plc	288,080	2,824,046
Assura Group, Ltd.	3,600	1,937
Aveva Group plc	17,255	593,161
Avon Rubber plc	13,389	89,970
AZ Electronic Materials S.A.	60,863	282,756
Babcock International Group plc	50,735	854,222
Balfour Beatty plc	331,723	1,199,574
Bank of Georgia Holdings plc	3,494	88,691
Barratt Developments plc (a)	542,674	2,542,156
BBA Aviation plc	288,870	1,234,161
Beazley plc	386,682	1,356,925
Bellway plc	82,065	1,589,754
Berendsen plc	106,561	1,205,996
Berkeley Group Holdings plc	70,062	2,263,714
Betfair Group plc	16,616	215,638
Bioquell plc	5,000	10,265
Bloomsbury Publishing plc	30,485	56,496
Bodycote plc	122,371	974,922
Booker Group plc	568,154	1,048,352
BOOT HENRY plc	1,476	3,833
Bovis Homes Group plc	92,138	1,070,937
Braemar Shipping Services plc	6,233	38,311
Brammer plc	44,820	220,600
Brewin Dolphin Holdings plc	143,539	511,415
British Polythene Industries plc	11,187	92,925
Britvic plc	142,790	1,113,515
BTG plc (a)	150,041	842,000
Bwin.Party Digital Entertainment plc (c)	374,077	638,771
Cable & Wireless Communications plc	726,872	450,664
Cairn Energy plc (a)	351,764	1,349,053
Camellia plc	24	2,987
Cape plc	61,478	227,260
Capital & Counties Properties plc	107,134	534,422
Capital & Regional plc (a)	97,482	48,727
Carclo plc	16,990	95,395
Carillion plc (c)	238,276	1,003,791
Carr’s Milling Industries plc	1,554	29,575
Castings plc	1,484	8,674
Catlin Group, Ltd.	266,277	2,020,526
Centamin plc (a) (c)	239,434	114,475
Centaur Media plc	92,526	48,148
Charles Stanley Group plc	989	6,076
Charles Taylor plc	428	1,225
Chemring Group plc	102,201	439,357
Chesnara plc	55,231	209,880
Chime Communications plc	23,457	91,745
Cineworld Group plc	64,468	333,131
Clarkson plc	6,362	164,026
Close Brothers Group plc	98,159	1,470,231
Cobham plc	661,214	2,642,917
Colt Group S.A. (a)	208,005	317,149

United Kingdom—(Continued)
Communisis plc	74,463	$60,205
Computacenter plc	49,003	331,978
Consort Medical plc	18,608	235,042
Costain Group plc (c)	16,596	70,233
Cranswick plc	30,441	533,957
Creston plc	5,272	8,701
CSR plc	122,475	999,501
Daily Mail & General Trust plc (c)	156,527	1,836,183
Dairy Crest Group plc (c)	85,916	594,545
De La Rue plc	53,928	790,656
Debenhams plc	788,181	1,147,616
Dechra Pharmaceuticals plc	41,847	438,506
Development Securities plc	64,608	179,288
Devro plc	101,974	452,405
Dignity plc	33,707	700,618
Diploma plc	67,126	573,639
Dixons Retail plc (a) (c)	2,176,730	1,359,233
Domino Printing Sciences plc	70,471	668,604
Domino’s Pizza Group plc	62,875	643,016
Drax Group plc	193,155	1,710,727
DS Smith plc	529,602	1,985,450
Dunelm Group plc	11,505	164,925
E2V Technologies plc	61,165	110,573
easyJet plc (c)	93,444	1,850,712
Electrocomponents plc	261,440	971,749
Elementis plc	255,861	856,688
EnQuest plc (a) (c)	429,925	771,032
Enterprise Inns plc (a)	348,057	569,231
Essar Energy plc (a)	157,334	308,563
Essentra plc	129,023	1,373,642
Euromoney Institutional Investor plc	20,461	318,757
Exillon Energy plc (a)	19,973	39,138
F&C Asset Management plc	295,113	428,478
Fenner plc	118,143	549,159
Ferrexpo plc	107,348	218,882
Fiberweb plc	84,644	90,174
Fidessa Group plc	20,495	601,359
Findel plc (a)	17,439	48,224
Firstgroup plc	771,434	1,127,271
Fortune Oil plc	575,627	65,783
Fuller Smith & Turner	7,667	106,068
Galliford Try plc	41,886	592,609
Gem Diamonds, Ltd. (a)	61,908	128,025
Genus plc (c)	36,981	767,821
Go-Ahead Group plc	22,995	516,849
Greencore Group plc	238,369	484,141
Greene King plc	120,037	1,410,364
Greggs plc (c)	54,722	347,367
Halfords Group plc	119,495	579,659
Halma plc	198,998	1,528,554
Hansard Global plc	6,197	10,857
Hardy Oil & Gas plc (a)	14,946	25,036
Hargreaves Lansdown plc	36,515	491,119
Hays plc	644,027	867,046
Headlam Group plc	56,842	308,204
Helical Bar plc	65,404	251,510
Henderson Group plc	548,846	1,213,042

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Heritage Oil plc (a) (c)	105,352	$213,683
Hikma Pharmaceuticals plc (c)	82,141	1,185,225
Hill & Smith Holdings plc	48,903	334,164
Hilton Food Group plc	1,888	10,483
Hiscox, Ltd.	206,205	1,791,200
HMV Group plc (a) (b) (c) (d)	209,159	3,499
Hochschild Mining plc	69,571	163,551
Hogg Robinson Group plc	81,837	81,763
Home Retail Group plc	448,340	916,633
Homeserve plc (c)	170,640	722,662
Hornby plc	1,884	2,332
Howden Joinery Group plc	345,962	1,327,287
Hunting plc (c)	69,198	766,708
Huntsworth plc	31,310	26,656
Hyder Consulting plc	16,799	117,612
ICAP plc	151,421	839,877
IG Group Holdings plc	144,312	1,276,851
Imagination Technologies Group plc (a) (c)	17,170	75,352
Inchcape plc	245,182	1,860,001
Informa plc	293,165	2,192,001
Inmarsat plc	194,647	1,997,603
Innovation Group plc (a)	520,476	221,635
Intermediate Capital Group plc	56,516	371,980
International Ferro Metals, Ltd. (a)	82,765	10,522
International Personal Finance plc	167,310	1,267,568
Interserve plc	82,100	633,046
Invensys plc	205,768	1,294,795
IP Group plc (a)	134,473	271,701
ITE Group plc	128,734	584,879
James Fisher & Sons plc	20,889	316,365
Jardine Lloyd Thompson Group plc	80,781	1,119,742
JD Sports Fashion plc	9,241	123,265
JD Wetherspoon plc	61,195	619,330
JKX Oil & Gas plc (a)	42,658	36,805
John Menzies plc	19,888	213,981
John Wood Group plc	167,033	2,063,659
Johnston Press plc (a)	221,296	55,594
Jupiter Fund Management plc	141,577	622,793
Kcom Group plc	394,746	486,368
Keller Group plc	36,149	544,759
Kier Group plc	20,443	356,574
Kofax plc (a)	34,020	175,991
Ladbrokes plc (c)	533,684	1,618,927
Laird plc (c)	156,521	422,499
Lamprell plc (a)	113,934	242,777
Lancashire Holdings, Ltd.	58,552	706,253
Latchways plc	918	16,720
Laura Ashley Holdings plc	25,157	9,949
Lavendon Group plc	44,306	115,926
London Stock Exchange Group plc	62,061	1,256,263
Lonmin plc (a) (c)	229,666	891,689
Lookers plc	122,220	200,242
Low & Bonar plc	37,067	36,564
LSL Property Services plc	2,076	11,443
Man Group plc	757,211	949,810
Management Consulting Group plc	9,097	3,942
Marshalls plc	73,011	146,816

United Kingdom—(Continued)
Marston’s plc	388,928	$829,355
McBride plc (a)	112,043	189,525
Mears Group plc	51,685	303,934
Mecom Group plc	42,085	22,399
Meggitt plc	422,113	3,307,882
Melrose Industries plc	540,208	2,045,103
Michael Page International plc (c)	126,237	710,329
Micro Focus International plc	81,244	874,944
Millennium & Copthorne Hotels plc	89,395	764,265
Mitchells & Butlers plc (a) (c)	113,439	642,583
Mitie Group plc (c)	176,827	673,949
MJ Gleeson Group plc	1,023	4,549
Mondi plc	91,158	1,129,580
Moneysupermarket.com Group plc	121,798	354,654
Morgan Crucible Co. plc	182,381	723,442
Morgan Sindall Group plc	15,921	147,403
Mothercare plc (a) (c)	41,074	269,038
N Brown Group plc	92,789	621,555
National Express Group plc	318,383	1,081,435
NCC Group plc	68,996	120,324
New World Resources plc - A Shares (c)	11,898	9,929
Northgate plc	69,392	356,790
Novae Group plc	24,669	180,303
Ocado Group plc (a) (c)	186,591	850,264
Optos plc (a)	26,295	45,786
Oxford Biomedica plc (a)	67,707	1,597
Oxford Instruments plc	17,521	321,627
Pace plc	170,988	631,024
PayPoint plc	30,239	485,329
Pendragon plc	232,124	94,520
Pennon Group plc	183,169	1,788,627
Persimmon plc (a) (c) (d)	199,016	3,590,304
Petra Diamonds, Ltd. (a)	133,355	233,066
Petropavlovsk plc (c)	81,003	110,188
Phoenix Group Holdings	42,285	408,711
Phoenix IT Group, Ltd.	21,830	52,991
Photo-Me International plc	21,595	28,852
Premier Farnell plc	206,598	634,464
Premier Foods plc (a) (c)	126,593	114,837
Premier Oil plc	272,250	1,384,276
Punch Taverns plc (a)	322,649	63,724
PV Crystalox Solar plc (a)	94,168	16,814
PZ Cussons plc	133,219	700,654
QinetiQ Group plc	338,186	925,264
Quintain Estates & Development plc (a)	278,012	329,575
Rank Group plc	27,081	63,333
Rathbone Brothers plc	24,973	601,008
Raven Russia, Ltd.	58,157	61,773
REA Holdings plc	1,120	6,887
Redrow plc (a)	183,456	610,505
Regus plc	350,864	836,348
Renishaw plc	21,312	501,876
Renold plc (a)	64,766	25,592
Renovo Group plc (a)	13,825	4,048
Rentokil Initial plc	688,023	937,386
Restaurant Group plc	119,275	906,364
Ricardo plc	10,889	65,042

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Rightmove plc	42,268	$1,343,393
RM plc	49,467	49,006
Robert Walters plc	16,972	56,294
Rotork plc	44,873	1,815,359
RPC Group plc	92,930	576,750
RPS Group plc	139,248	428,685
Safestore Holdings plc	69,562	131,390
Salamander Energy plc (a)	143,094	312,233
Savills plc	84,393	735,187
SDL plc	52,526	229,595
Senior plc	227,772	869,805
Sepura plc	11,245	20,946
Serco Group plc	45,096	424,092
Severfield-Rowen plc	125,960	90,542
Shanks Group plc	246,393	296,597
SIG plc	351,400	907,580
Smiths News plc	105,529	242,765
Soco International plc (a)	119,335	636,080
Spectris plc	75,025	2,173,563
Speedy Hire plc	231,047	208,872
Spirax-Sarco Engineering plc	41,098	1,671,081
Spirent Communications plc	344,790	738,273
Spirit Pub Co. plc	327,364	333,010
Sportech plc (a)	20,264	24,410
Sports Direct International plc (a)	48,604	405,237
St. Ives plc	35,823	80,758
St. James’s Place plc	91,335	753,640
St. Modwen Properties plc	110,240	454,346
Stagecoach Group plc	233,416	1,121,718
Sthree plc	46,658	235,297
SuperGroup plc (a)	17,932	195,360
Synergy Health plc	30,931	529,459
Synthomer plc	163,534	478,535
T. Clarke plc	1,419	1,057
TalkTalk Telecom Group plc	188,301	643,928
Talvivaara Mining Co. plc (a)	286,881	54,515
Taylor Wimpey plc	1,648,812	2,394,116
Ted Baker plc	6,525	168,627
Telecity Group plc	22,852	353,189
Telecom Plus plc	21,145	401,711
Thomas Cook Group plc (a)	821,921	1,604,319
Thorntons plc (a)	25,294	35,415
Topps Tiles plc	106,295	111,854
Torotrak plc (a)	15,625	6,476
Travis Perkins plc	125,434	2,787,039
Tribal Group plc	25,502	67,913
Trifast plc	6,100	5,446
Trinity Mirror plc (a)	174,518	293,813
TT electronics plc	99,086	230,906
TUI Travel plc	208,335	1,125,165
Tullett Prebon plc	133,791	646,992
UBM plc	83,204	832,702
UK Mail Group plc	1,868	14,862
Ultra Electronics Holdings plc	18,981	495,595
Unite Group plc	128,010	706,893
United Drug plc	117,031	552,453
UTV Media plc	54,341	112,044

United Kingdom—(Continued)
Vectura Group plc (a)	199,135	$245,455
Vesuvius plc (c)	153,649	861,720
Victrex plc	43,917	1,030,590
Vislink plc	37,188	18,308
Vitec Group plc (The)	11,459	100,319
Volex plc (c)	14,989	22,639
Vp plc	1,199	6,677
WH Smith plc	85,603	932,027
William Hill plc	522,853	3,518,103
Wincanton plc (a)	58,903	57,102
Wolfson Microelectronics plc (a)	84,440	203,669
WS Atkins plc	76,087	1,164,123
Xaar plc	21,952	260,528
Xchanging plc	144,207	276,948
XP Power, Ltd. (c)	3,554	66,460

		183,267,620

United States—0.0%
Biota Pharmaceuticals, Inc.	3,320	11,454
Hecla Mining Co.	18,705	55,741

		67,195

Total Common Stocks (Cost $740,212,097)		848,087,232

Rights—0.0%

Australia—0.0%
AJ Lucas Group, Ltd. Strike Price AUD 1.20, Expires 07/13/13 (a) (d)	27,490	0

Canada—0.0%
Polymet Mining Corp. Strike Price $0.66, Expires 07/13/13 (a)	25,570	365

France—0.0%
Valneva SE Strike Price EUR 2.65, Expires 06/26/13 (a) (c)	12	0

Greece—0.0%
Marfin Investment Group Holdings S.A. Expires 05/30/13 (a)	382,614	0
Marfin Investment Group Holdings S.A. Strike Price EUR 1.00, Expires 05/24/13 (a)	382,614	0

		0

Italy—0.0%
RCS MediaGroup S.p.A. Expires 07/05/13 (a) (c)	11,704	1

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Rights—(Continued)

Security Description	Shares	Value

New Zealand—0.0%
Ebos Group, Ltd. Expires 07/01/13 (a)	10,417	$25,025

Singapore—0.0%
Oceanus Group, Ltd. Expires 07/08/13 (a)	342,380	270

Spain—0.0%
Acerinox S.A. Expires 07/02/13 (a) (c)	59,584	30,558

Total Rights (Cost $87,615)		56,219

Preferred Stocks—0.0%

France—0.0%
Valneva SE (a)	7,852	2,504

Germany—0.0%
Biotest AG	227	15,840

Total Preferred Stocks (Cost $24,418)		18,344

Warrants—0.0%

Canada—0.0%
Duluth Exploration, Ltd. Expires 07/31/13 (a) (c) (d)	933	399

Hong Kong—0.0%
Cheuk Nang Holdings, Ltd. Expires 06/24/14 (a) (d)	1,698	241

Israel—0.0%
Africa Israel Investments, Ltd. Expires 10/31/13 (a)	7,261	721
Clal Biotechnology Industries, Ltd. Expires 05/08/14 (a)	1,851	312
Tower Semiconductor, Ltd. Expires 06/27/17 (a)	1,098	0
Tower Semiconductor, Ltd. Expires 07/22/13 (a)	1,317	0

		1,033

Italy—0.0%
Seat Pagine Gialle Expires 08/31/14 (a) (c) (d)	402,113	273

Total Warrants (Cost $0)		1,946

Short-Term Investments—17.1%

Mutual Fund—16.7%
State Street Navigator Securities Lending MET Portfolio (e)	142,718,663	142,718,663

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $3,767,003 on 07/01/13, collateralized by $3,920,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $3,846,500.	3,767,000	$3,767,000

Total Short-Term Investments (Cost $146,485,663)		146,485,663

Total Investments—116.2% (Cost $886,809,793) (f)		994,649,404
Other assets and liabilities (net)—(16.2)%		(138,830,065)

Net Assets—100.0%		$855,819,339

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent less than 0.05% of net assets.
(c)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $136,719,057 and the collateral received consisted of cash in the amount of $142,718,663 and non-cash collateral with a value of $3,219,481. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Illiquid security. As of June 30, 2013, these securities represent 0.5% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2013, the aggregate cost of investments was $886,809,793. The aggregate unrealized appreciation and depreciation of investments were $217,796,975 and $(109,957,364), respectively, resulting in net unrealized appreciation of $107,839,611.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(EUR)—	Euro

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Machinery	6.3%
Hotels, Restaurants & Leisure	4.4%
Commercial Banks	4.3%
Metals & Mining	3.7%
Construction & Engineering	3.7%
Oil, Gas & Consumable Fuels	3.5%
Media	3.5%
Household Durables	3.4%
Food Products	3.3%
Specialty Retail	3.3%

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$12,528	$42,482,560	$37,547	$42,532,635
Austria	3,040	6,740,202	0	6,743,242
Belgium	—	9,629,092	0	9,629,092
Canada	74,965,066	1,672	4,503	74,971,241
China	—	196,438	—	196,438
Denmark	—	14,660,705	0	14,660,705
Finland	20,410	19,089,413	—	19,109,823
France	45,724	34,327,725	0	34,373,449
Germany	—	40,459,833	—	40,459,833
Greece	162,530	7,016,665	0	7,179,195
Hong Kong	278,312	24,513,337	152,259	24,943,908
Ireland	—	9,692,387	—	9,692,387
Israel	220,374	9,058,344	—	9,278,718
Italy	12,871	24,031,880	0	24,044,751
Japan	178,618	206,494,963	0	206,673,581
Netherlands	—	16,091,599	0	16,091,599
New Zealand	13,903	7,747,235	0	7,761,138
Norway	—	9,574,031	—	9,574,031
Portugal	—	4,012,461	—	4,012,461
Singapore	54,828	16,516,742	—	16,571,570
Spain	4,169	15,649,524	0	15,653,693
Sweden	43,104	31,535,129	—	31,578,233
Switzerland	—	39,020,694	—	39,020,694
United Kingdom	4,048	183,260,073	3,499	183,267,620
United States	67,195	—	—	67,195
Total Common Stocks	76,086,720	771,802,704	197,808	848,087,232
Rights
Australia	0	—	—	0
Canada	365	—	—	365
France	0	—	—	0
Greece	—	0	—	0
Italy	1	—	—	1
New Zealand	25,025	—	—	25,025
Singapore	270	—	—	270
Spain	30,558	—	—	30,558
Total Rights	56,219	0	—	56,219

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
France	$2,504	$—	$—	$2,504
Germany	—	15,840	—	15,840
Total Preferred Stocks	2,504	15,840	—	18,344
Total Warrants*	1,946	—	—	1,946
Short-Term Investments
Mutual Fund	142,718,663	—	—	142,718,663
Repurchase Agreement	—	3,767,000	—	3,767,000
Total Short-Term Investments	142,718,663	3,767,000	—	146,485,663
Total Investments	$218,866,052	$775,585,544	$197,808	$994,649,404

Collateral for securities loaned (Liability)	$—	$(142,718,663)	$—	$(142,718,663)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $312,324 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $1,338,522 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at June 30, 2013
Common Stocks
Australia	$271,903	$(80,968)	$(5,022)	$2,301	$(152,454)	$51,145	$(49,358)	$37,547	$(38,076)
Austria	0	—	—	—	—	—	—	0	—
Belgium	66	—	(98)	—	—	32	—	0	(98)
Canada	17,069	—	262,870	—	(298,001)	24,687	(2,122)	4,503	(20,184)
Denmark	0	—	—	—	—	—	—	0	—
France	0	(2,520)	(27,841)	—	(405)	30,766	—	0	(27,841)
Greece	15,784		(15,784)	—	—	—	—	0	(15,784)
Hong Kong	95,600	(169,942)	135,289	11,389	(65,667)	145,590	—	152,259	(50,376)
Italy	0	—	—	—	—	—	—	0	—
Japan	0	—	—	—	—	—	—	0	—
Netherlands	0	—	(146,020)	—	—	146,020	—	0	(146,020)
New Zealand	0	—	—	—	—	—	—	0	—
Spain	0	—	(137,926)	—	—	137,926	—	0	(137,926)
United Kingdom	0	—	(3,313)	—	—	6,812	—	3,499	(3,313)

Total	$400,422	$(253,430)	$62,155	$13,690	$(516,527)	$542,978	$(51,480)	$197,808	$(439,618)

Common stock transfers into level 3 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stock transfers out of level 3 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$994,649,404
Cash	85,594
Cash denominated in foreign currencies (c)	3,863,089
Receivable for:
Investments sold	1,386,479
Fund shares sold	178,909
Dividends and interest	1,840,613

Total Assets	1,002,004,088
Liabilities
Payables for:
Investments purchased	2,277,988
Fund shares redeemed	33,619
Collateral for securities loaned	142,718,663
Accrued expenses:
Management fees	570,240
Distribution and service fees	13,639
Deferred trustees’ fees	35,671
Other expenses	534,929

Total Liabilities	146,184,749

Net Assets	$855,819,339

Net assets consist of:
Paid in surplus	$731,640,675
Undistributed net investment income	2,988,983
Accumulated net realized gain	13,415,526
Unrealized appreciation on investments and foreign currency transactions	107,774,155

Net Assets	$855,819,339

Net Assets
Class A	$789,627,022
Class B	66,192,317
Capital Shares Outstanding*
Class A	57,670,569
Class B	4,849,499
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.69
Class B	13.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $886,809,793.
(b)	Includes securities loaned at value of $136,719,057.
(c)	Identified cost of cash denominated in foreign currencies was $3,907,562.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$15,044,399
Interest	87
Securities lending income	922,939

Total investment income	15,967,425
Expenses
Management fees	3,359,567
Administration fees	5,854
Custodian and accounting fees	628,749
Distribution and service fees—Class B	82,385
Audit and tax services	25,902
Legal	11,795
Trustees’ fees and expenses	16,045
Shareholder reporting	18,175
Insurance	875
Miscellaneous	78,967

Total expenses	4,228,314
Less management fee waiver	(24,795)

Net expenses	4,203,519

Net Investment Income	11,763,906

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	13,122,690
Futures contracts	666,509
Foreign currency transactions	(206,168)

Net realized gain	13,583,031

Net change in unrealized appreciation (depreciation) on:
Investments	5,826,174
Foreign currency transactions	(56,283)

Net change in unrealized appreciation	5,769,891

Net realized and unrealized gain	19,352,922

Net Increase in Net Assets From Operations	$31,116,828

(a)	Net of foreign withholding taxes of $1,259,278.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,763,906	$14,673,149
Net realized gain	13,583,031	26,314,687
Net change in unrealized appreciation	5,769,891	79,471,383

Increase in net assets from operations	31,116,828	120,459,219

From Distributions to Shareholders
Net investment income
Class A	(16,583,025)	(16,076,028)
Class B	(1,219,147)	(1,337,619)
Net realized capital gains
Class A	(23,007,574)	(60,998,339)
Class B	(1,906,054)	(5,683,825)

Total distributions	(42,715,800)	(84,095,811)

Increase in net assets from capital share transactions	90,481,834	104,946,293

Total increase in Net Assets	78,882,862	141,309,701

Net Assets
Beginning of period	776,936,477	635,626,776

End of period	$855,819,339	$776,936,477

Undistributed Net Investment Income
End of period	$2,988,983	$9,027,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,346,919	$63,313,746	4,255,013	$56,127,004
Reinvestments	2,902,537	39,590,599	5,942,511	77,074,367
Redemptions	(1,091,251)	(15,701,030)	(2,372,141)	(31,841,367)

Net increase	6,158,205	$87,203,315	7,825,383	$101,360,004

Class B
Sales	554,360	$7,855,974	867,722	$11,073,815
Reinvestments	229,794	3,125,201	542,615	7,021,444
Redemptions	(538,015)	(7,702,656)	(1,102,554)	(14,508,970)

Net increase	246,139	$3,278,519	307,783	$3,586,289

Increase derived from capital shares transactions		$90,481,834		$104,946,293

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.85		$13.25	$16.68	$14.54	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.20		0.27	0.29	0.20	0.20	0.00	(c)
Net realized and unrealized gain (loss) on investments	0.36		2.04	(2.77)	3.00	4.18	0.16

Total from investment operations	0.56		2.31	(2.48)	3.20	4.38	0.16

Less Distributions
Distributions from net investment income	(0.30)		(0.36)	(0.35)	(0.25)	0.00	0.00
Distributions from net realized capital gains	(0.42)		(1.35)	(0.60)	(0.81)	0.00	0.00

Total distributions	(0.72)		(1.71)	(0.95)	(1.06)	0.00	0.00

Net Asset Value, End of Period	$13.69		$13.85	$13.25	$16.68	$14.54	$10.16

Total Return (%) (d)	4.07	(e)	18.25	(16.08)	22.93	43.11	1.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(f)	0.98	1.02	1.01	1.00	1.26	(f)
Net ratio of expenses to average net assets (%) (g)	0.99	(f)	0.98	N/A	1.01	1.00	1.15	(f)
Ratio of net investment income to average net assets (%)	2.85	(f)	2.06	1.86	1.38	1.65	0.30	(f)
Portfolio turnover rate (%)	6	(e)	12	25	13	26	4	(f)
Net assets, end of period (in millions)	$789.6		$713.4	$578.9	$697.0	$448.7	$351.5

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.79		$13.20	$16.62	$14.50	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.18		0.24	0.26	0.16	0.11	0.00	(c)
Net realized and unrealized gain (loss) on investments	0.37		2.02	(2.77)	2.98	4.23	0.16

Total from investment operations	0.55		2.26	(2.51)	3.14	4.34	0.16

Less Distributions
Distributions from net investment income	(0.27)		(0.32)	(0.31)	(0.21)	0.00	0.00
Distributions from net realized capital gains	(0.42)		(1.35)	(0.60)	(0.81)	0.00	0.00

Total distributions	(0.69)		(1.67)	(0.91)	(1.02)	0.00	0.00

Net Asset Value, End of Period	$13.65		$13.79	$13.20	$16.62	$14.50	$10.16

Total Return (%) (d)	3.98	(e)	17.90	(16.25)	22.59	42.72	1.60	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	(f)	1.23	1.27	1.26	1.25	1.51	(f)
Net ratio of expenses to average net assets (%) (g)	1.24	(f)	1.23	N/A	1.26	1.25	1.40	(f)
Ratio of net investment income to average net assets (%)	2.55	(f)	1.81	1.69	1.12	0.81	0.52	(f)
Portfolio turnover rate (%)	6	(e)	12	25	13	26	4	(f)
Net assets, end of period (in millions)	$66.2		$63.5	$56.7	$43.6	$20.8	$0.2

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and reclass of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $3,767,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 17 through May 9, 2013, the Portfolio had bought and sold $48,153,529 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized gain in the amount of $666,509 which are shown under net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$97,647,320	$0	$47,033,098

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$3,359,567	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $100 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-50

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$24,740,269	$20,596,280	$59,355,542	$22,606,470	$—	$—	$84,095,811	$43,202,750

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$17,681,750	$24,810,653	$93,324,651	$—	$—	$135,817,054

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-51

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 0.43% and 0.37%. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned -1.68%.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative (2.44%). As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative (9.57%) in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World ex-U.S. Index in U.S. dollars.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Conservative Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several adjustments in the underlying portfolios used to achieve those asset class goals. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment. A new equity portfolio was added: the JPMorgan Small Cap Value Portfolio. In addition, to more closely reflect the global equity markets, a small 0.25% position in the MFS Emerging Market Portfolio was added.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the “Index”) (the Western Asset Management U.S. Government Portfolio and the Franklin Low Duration Total Return Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six month period ending June. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where they owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, they owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector they owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good selection in the Consumer Discretionary sector, where they held NetFlix, Inc., and the Information Technology sector, where they owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s good relative return was due to good security selection in the Information Technology sector.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios

MSF-1

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May on concerns about competition from generic drug companies in light of a ruling from the Food & Drug Administration. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. They owned American Tower Corp. and held a large overweight position in Apple, Inc. The eclectic Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was curtailed by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign stocks and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group plc.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	0.43	5.18	6.00	5.41
Class B	0.37	4.97	5.73	5.15
Dow Jones Conservative Index	-1.68	1.05	5.01	4.97

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	19.2
Western Asset Management U.S. Government Portfolio, (Class A)	15.1
BlackRock Bond Income Portfolio, (Class A)	12.6
PIMCO Inflation Protected Bond Portfolio, (Class A)	9.7
JPMorgan Core Bond Portfolio, (Class A)	8.4
Met/Franklin Low Duration Total Return Portfolio, (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	2.6
Davis Venture Value Portfolio, (Class A)	2.3
T. Rowe Price Large Cap Value Portfolio, (Class A)	2.3
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A)	2.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)(b)	Actual	0.62%	$1,000.00	$1,004.30	$3.08
	Hypothetical*	0.62%	$1,000.00	$1,021.68	$3.11

Class B(a)(b)	Actual	0.87%	$1,000.00	$1,003.70	$4.32
	Hypothetical*	0.87%	$1,000.00	$1,020.42	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Asset Allocation Portfolio as described under Expense Limitation Agreement in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	810,272	$7,316,755
BlackRock Bond Income Portfolio, (Class A) (a)	892,177	94,704,560
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio), (Class A) (a)	247,275	7,559,203
BlackRock High Yield Portfolio, (Class A) (b)	644,054	5,300,566
BlackRock Large Cap Value Portfolio, (Class A) (a)	722,618	7,551,354
Clarion Global Real Estate Portfolio, (Class A) (b)	672,690	7,285,230
Davis Venture Value Portfolio, (Class A) (a)	467,640	17,354,111
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	244,552	3,770,992
Harris Oakmark International Portfolio, (Class A) (b)	461,619	7,390,513
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A) (b)	1,198,592	15,102,257
Jennison Growth Portfolio, (Class A) (a)	718,063	9,047,600
JPMorgan Core Bond Portfolio, (Class A) (b)	6,226,874	63,327,313
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio), (Class A) (b)	222,797	3,774,187
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	415,843	5,297,845
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	16,231	3,750,889
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,450,382	15,083,972
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	4,565,776	45,383,812
Met/Templeton International Bond Portfolio, (Class A) (b)	1,321,716	15,041,130
MFS Emerging Markets Equity Portfolio, (Class A) (b)	183,326	1,789,263

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	538,474	$5,600,126
MFS Value Portfolio, (Class A) (a)	988,353	15,042,738
Neuberger Berman Genesis Portfolio, (Class A) (a)	508,943	7,567,985
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	7,252,666	72,961,817
PIMCO Total Return Portfolio, (Class A) (b)	12,254,954	143,873,156
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	462,183	9,054,160
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	621,208	17,350,337
Third Avenue Small Cap Value Portfolio, (Class A) (b)	638,915	11,347,133
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	1,495,372	19,664,135
Western Asset Management U.S. Government Portfolio, (Class A) (a)	9,469,637	113,256,861

Total Mutual Funds (Identified Cost $742,195,271)		751,550,000

Total Investments—100.0% (Identified Cost $742,195,271) (c)		751,550,000
Liabilities in excess of other assets		(249,455)

Net Assets—100.0%		$751,300,545

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of June 30, 2013, the aggregate cost of investments was $742,195,271. The aggregate unrealized appreciation and depreciation of investments was $24,256,658 and $(14,901,929), respectively, resulting in net unrealized appreciation of $9,354,729.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013
Baillie Gifford International Equity	846,959	38,660	75,347	810,272
BlackRock Bond Income	1,146,396	63,625	317,844	892,177
BlackRock Capital Appreciation	273,865	7,786	34,376	247,275
BlackRock High Yield	872,776	68,080	296,802	644,054
BlackRock Large Cap Value	795,392	64,334	137,108	722,618
Clarion Global Real Estate	683,680	71,892	82,882	672,690
Davis Venture Value	469,422	61,948	63,730	467,640
Goldman Sachs Mid Cap Value	0	255,651	11,099	244,552
Harris Oakmark International	521,734	27,377	87,492	461,619
Invesco Comstock	715,871	606,364	123,643	1,198,592
Jennison Growth	666,475	114,424	62,836	718,063
JPMorgan Core Bond	0	6,245,816	18,942	6,226,874
JPMorgan Small Cap Value	0	233,651	10,854	222,797
Lord Abbett Bond Debenture	579,509	32,215	195,881	415,843
Met/Artisan Mid Cap Value	39,467	1,397	24,633	16,231
Met/Eaton Vance Floating Rate	1,454,133	73,270	77,021	1,450,382
Met/Franklin Low Duration Total Return	4,608,697	121,724	164,645	4,565,776
Met/Templeton International Bond	1,315,985	44,163	38,432	1,321,716
MFS Emerging Markets	0	183,982	656	183,326
MFS Research International	757,762	33,265	252,553	538,474
MFS Value	1,126,366	62,263	200,276	988,353
Neuberger Berman Genesis	591,216	10,632	92,905	508,943
PIMCO Inflation Protected Bond	6,545,155	750,362	42,851	7,252,666
PIMCO Total Return	12,702,254	851,592	1,298,892	12,254,954
Pioneer Fund	1,072,191	6,959	1,079,150	0
T. Rowe Price Large Cap Growth	442,961	67,650	48,428	462,183
T. Rowe Price Large Cap Value	638,283	65,205	82,280	621,208
Third Avenue Small Cap Value	980,671	21,050	362,806	638,915
Western Asset Management Strategic Bond Opportunities	1,668,765	83,033	256,426	1,495,372
Western Asset Management U.S. Government	10,056,638	263,096	850,097	9,469,637

Underlying Portfolio (Class A)	Realized Gain on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Baillie Gifford International Equity	$81,072	$0	$129,155	$7,316,755
BlackRock Bond Income	4,657,319	2,383,127	3,909,792	94,704,560
BlackRock Capital Appreciation	48,394	0	68,964	7,559,203
BlackRock High Yield	380,981	143,825	366,312	5,300,566
BlackRock Large Cap Value	142,535	444,060	114,856	7,551,354
Clarion Global Real Estate	113,241	0	546,108	7,285,230
Davis Venture Value	1,078,833	299,541	250,801	17,354,111
Goldman Sachs Mid Cap Value	642	138,106	42,918	3,770,992
Harris Oakmark International	448,691	0	223,649	7,390,513
Invesco Comstock	231,569	0	204,858	15,102,257
Jennison Growth	62,158	98,424	40,098	9,047,600
JPMorgan Core Bond	(1,526)	267,270	334,087	63,327,313
JPMorgan Small Cap Value	9,729	0	27,467	3,774,187
Lord Abbett Bond Debenture	335,044	0	365,824	5,297,845
Met/Artisan Mid Cap Value	1,755,082	0	34,874	3,750,889
Met/Eaton Vance Floating Rate	39,640	71,994	636,423	15,083,972
Met/Franklin Low Duration Total Return	(2,923)	0	841,563	45,383,812
Met/Templeton International Bond	47,690	68,291	340,164	15,041,130
MFS Emerging Markets	88	0	24,735	1,789,263
MFS Research International	332,417	0	169,755	5,600,126
MFS Value	997,472	525,900	309,720	15,042,738
Neuberger Berman Genesis	142,579	0	66,944	7,567,985
PIMCO Inflation Protected Bond	63,498	4,187,483	1,759,669	72,961,817
PIMCO Total Return	1,151,342	2,862,196	6,520,107	143,873,156
Pioneer Fund	3,230,349	0	6,343	0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Realized Gain on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
T. Rowe Price Large Cap Growth	$507,334	$0	$28,863	$9,054,160
T. Rowe Price Large Cap Value	289,953	0	311,307	17,350,337
Third Avenue Small Cap Value	438,917	0	148,903	11,347,133
Western Asset Management Strategic Bond Opportunities	503,361	0	1,018,728	19,664,135
Western Asset Management U.S. Government	493,330	0	2,555,643	113,256,861

	$17,578,811	$11,490,217	$21,398,630	$751,550,000

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$751,550,000	$—	$—	$751,550,000
Total Investments	$751,550,000	$—	$—	$751,550,000

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$751,550,000
Cash	1
Receivable for:
Investments sold	347,492
Fund shares sold	179,513
Due from investment adviser	23,081

Total Assets	752,100,087
Liabilities
Payable for:
Fund shares redeemed	527,005
Accrued expenses:
Management fees	57,435
Distribution and service fees	146,137
Deferred trustees’ fees	35,671
Other expenses	33,294

Total Liabilities	799,542

Net Assets	$751,300,545

Net assets consist of:
Paid-in surplus	$699,646,928
Undistributed net investment income	19,936,524
Accumulated net realized gains	22,362,364
Unrealized appreciation on affiliated investments	9,354,729

Net Assets	$751,300,545

Net Assets
Class A	$53,233,254
Class B	698,067,291
Capital Shares Outstanding*
Class A	4,595,394
Class B	60,613,848
Net Asset Value, Offering and Redemption Price Per Share
Class A	$11.58
Class B	11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $742,195,271.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated underlying Portfolios	$21,398,630

Expenses
Management fees	353,199
Distribution and service fees—Class B	901,882
Administration fees	5,830
Trustees’ fees and expenses	16,044
Custodian and accounting	10,459
Audit and tax services	12,167
Legal	11,795
Miscellaneous	1,870

Total expenses	1,313,246
Less expense reimbursements	(23,081)

Net expenses	1,290,165

Net Investment Income	20,108,465

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	17,578,811
Capital gains distributions from affiliated Underlying Portfolios	11,490,217

Net realized gain	29,069,028

Net change in unrealized depreciation on:
Affiliated investments	(46,168,967)

Net realized and unrealized loss	(17,099,939)

Net Increase in Net Assets From Operations	$3,008,526

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,108,465	$17,323,643
Net realized gain	29,069,028	8,606,344
Net change in unrealized appreciation (depreciation)	(46,168,967)	38,179,561

Increase in net assets from operations	3,008,526	64,109,548

From Distributions to Shareholders
Net investment income
Class A	(1,669,825)	(1,675,020)
Class B	(20,320,447)	(21,223,316)
Net realized capital gain
Class A	(252,309)	(1,293,214)
Class B	(3,326,264)	(17,639,431)

Total distributions	(25,568,845)	(41,830,981)

Increase (decrease) in net assets from capital share transactions	(4,004,139)	72,616,439

Total increase (decrease) in net assets	(26,564,458)	94,895,006

Net Assets
Beginning of the period	777,865,003	682,969,997

End of the period	$751,300,545	$777,865,003

Undistributed Net Investment Income
End of the period	$19,936,524	$21,818,331

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	678,236	$8,158,217	1,088,531	$12,718,526
Reinvestments	162,755	1,922,134	261,519	2,968,234
Redemptions	(842,200)	(10,126,123)	(950,918)	(11,109,262)

Net increase (decrease)	(1,209)	$(45,772)	399,132	$4,577,498

Class B
Sales	3,446,720	$41,233,714	10,029,567	$116,934,083
Reinvestments	2,012,486	23,646,711	3,439,181	38,862,747
Redemptions	(5,787,880)	(68,838,792)	(7,544,007)	(87,757,889)

Net increase (decrease)	(328,674)	$(3,958,367)	5,924,741	$68,038,941

Increase (decrease) derived from capital share transactions		$(4,004,139)		$72,616,439

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.94		$11.60	$11.51	$10.87	$9.42	$11.18

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.30	0.33	0.33	0.53	0.39
Net realized and unrealized gain (loss) on investments	(0.26)		0.77	0.07	0.77	1.35	(1.94)

Total from Investment Operations	0.06		1.07	0.40	1.10	1.88	(1.55)

Less Distributions
Distributions from net investment income	(0.36)		(0.41)	(0.31)	(0.46)	(0.36)	(0.12)
Distributions from net realized capital gains	(0.06)		(0.32)	0.00	0.00	(0.07)	(0.09)

Total Distributions	(0.42)		(0.73)	(0.31)	(0.46)	(0.43)	(0.21)

Net Asset Value, End of Period	$11.58		$11.94	$11.60	$11.51	$10.87	$9.42

Total Return (%) (b)	0.43	(c)	9.49	3.48	10.34	20.73	(14.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.11	(d)	0.11	0.11	0.11	0.12	0.12
Net ratio of expenses to average net assets (%) (e) (f)	0.10	(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.64	(c)(h)	2.58	2.84	2.97	5.36	3.77
Portfolio turnover rate (%)	16	(c)	9	33	21	22	25
Net assets, end of period (in millions)	$53.2		$54.9	$48.7	$45.7	$31.1	$26.0

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.86		$11.53	$11.44	$10.81	$9.36	$11.12

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.27	0.29	0.30	0.47	0.33
Net realized and unrealized gain (loss) on investments	(0.25)		0.76	0.08	0.77	1.38	(1.90)

Total from Investment Operations	0.06		1.03	0.37	1.07	1.85	(1.57)

Less Distributions
Distributions from net investment income	(0.34)		(0.38)	(0.28)	(0.44)	(0.33)	(0.10)
Distributions from net realized capital gains	(0.06)		(0.32)	0.00	0.00	(0.07)	(0.09)

Total Distributions	(0.40)		(0.70)	(0.28)	(0.44)	(0.40)	(0.19)

Net Asset Value, End of Period	$11.52		$11.86	$11.53	$11.44	$10.81	$9.36

Total Return (%) (b)	0.37	(c)	9.18	3.25	10.05	20.52	(14.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.36	0.36	0.37	0.37
Net ratio of expenses to average net assets (%) (e) (f)	0.35	(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	2.38	(c)(h)	2.35	2.49	2.68	4.73	3.22
Portfolio turnover rate (%)	16	(c)	9	33	21	22	25
Net assets, end of period (in millions)	$698.1		$723.0	$634.3	$562.4	$404.3	$225.1

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is unannualized.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purpose. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MSF-11

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which an Underlying Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2013 were $128,181,187 and $126,128,897, respectively.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$353,199	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

MSF-12

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2013, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $23,081.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$24,369,513	$14,868,857	$17,461,468	$—	$—	$—	$41,830,981	$14,868,857

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,857,749	$3,493,193	$48,902,412	$—	$—	$74,253,354

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-13

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 3.41% and 3.27%. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 1.47%.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative (2.44%). As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative (9.57%) in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World ex-U.S. Index in U.S. dollars.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those goals. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment. A new equity portfolio was also added: the JPMorgan Small Cap Value Portfolio.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the “Index”) (the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six month period ending June. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where they owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, they owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector they owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good selection in the Consumer Discretionary sector, where they held NetFlix, Inc., and the Information Technology sector, where they owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s good relative return was due to good security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the Clearbridge Aggressive Growth Portfolio belied its growth oriented investment style with overall strong security selection. In the Health

MSF-1

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Care sector, they owned biotech company Biogen Idec, Inc., and in the Information Technology sector, they avoided Apple, Inc. and owned Irish data storage device company Seagate Technology plc.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May on concerns about competition from generic drug companies in light of a ruling from the Food & Drug Administration. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. They owned American Tower Corp. and held a large overweight position in Apple, Inc. The eclectic Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was curtailed by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign stocks and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group plc.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	3.41	9.83	6.12	5.63
Class B	3.27	9.54	5.86	5.36
Dow Jones Moderately Conservative Index	1.47	6.14	5.15	5.39

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	15.2
BlackRock Bond Income Portfolio, (Class A)	9.5
Western Asset Management U.S. Government Portfolio, (Class A)	9.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	6.6
JPMorgan Core Bond Portfolio, (Class A)	6.2
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.6
MFS Value Portfolio, (Class A)	4.5
Met/Franklin Low Duration Total Return Portfolio, (Class A)	4.0
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A)	3.1
Davis Venture Value Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.65%	$1,000.00	$1,034.10	$3.28
	Hypothetical*	0.65%	$1,000.00	$1,021.53	$3.26

Class B(a)	Actual	0.90%	$1,000.00	$1,032.70	$4.54
	Hypothetical*	0.90%	$1,000.00	$1,020.27	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	3,767,895	$34,024,091
BlackRock Bond Income Portfolio, (Class A) (a)	1,553,128	164,864,522
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio), (Class A) (a)	1,162,439	35,535,761
BlackRock High Yield Portfolio, (Class A) (b)	1,491,979	12,278,991
BlackRock Large Cap Value Portfolio, (Class A) (a)	3,399,649	35,526,332
Clarion Global Real Estate Portfolio, (Class A) (b)	1,556,797	16,860,110
ClearBridge Aggressive Growth Portfolio, (Class A) (b)	1,602,605	18,141,494
Davis Venture Value Portfolio, (Class A) (a)	1,442,168	53,518,871
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	1,158,850	17,869,474
Harris Oakmark International Portfolio, (Class A) (b)	2,742,167	43,902,102
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A) (b)	4,268,658	53,785,095
Invesco Small Cap Growth Portfolio, (Class A) (b)	2,136,075	35,950,148
Jennison Growth Portfolio, (Class A) (a)	2,067,546	26,051,082
JPMorgan Core Bond Portfolio, (Class A) (b)	10,627,048	108,077,076
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio), (Class A) (b)	516,495	8,749,433
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	963,966	12,280,923
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	77,538	17,918,195
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	3,371,520	35,063,810
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	7,006,972	69,649,304
Met/Templeton International Bond Portfolio, (Class A) (b)	4,492,329	51,122,699
MFS Emerging Markets Equity Portfolio, (Class A) (b)	1,633,452	15,942,490

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	2,529,022	$26,301,833
MFS Value Portfolio, (Class A) (a)	5,168,650	78,666,860
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,205,746	17,929,445
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	11,350,110	114,182,106
PIMCO Total Return Portfolio, (Class A) (b)	22,396,599	262,936,075
Pioneer Fund Portfolio, (Class A) (b)	2,419	38,726
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	2,245,844	43,996,083
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	2,832,068	79,099,653
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,738,931	17,945,769
Third Avenue Small Cap Value Portfolio, (ClassA) (b)	1,502,135	26,677,920
Van Eck Global Natural Resources Portfolio, (Class A) (a)	1,352,194	16,496,773
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,121,583	27,898,822
Western Asset Management U.S. Government Portfolio, (Class A) (a)	12,989,035	155,348,864

Total Mutual Funds (Identified Cost $1,623,079,368)		1,734,630,932

Total Investments—100.0% (Identified Cost $1,623,079,368) (c)		1,734,630,932
Liabilities in excess of other assets		(511,527)

Net Assets—100.0%		$1,734,119,405

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of June 30, 2013, the aggregate cost of investments was $1,623,079,368. The aggregate unrealized appreciation and depreciation of investments was $134,369,842 and $(22,818,278), respectively, resulting in net unrealized appreciation of $111,551,564.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013
Baillie Gifford International Stock	3,748,739	72,870	53,714	3,767,895
BlackRock Bond Income	1,777,846	123,919	348,637	1,553,128
BlackRock Capital Appreciation	1,209,010	11,138	57,709	1,162,439
BlackRock High Yield	1,937,239	142,219	587,478	1,491,980
BlackRock Large Cap Value	3,514,436	257,862	372,649	3,399,649
Clarion Global Real Estate	1,515,989	115,091	74,283	1,556,797
Clearbridge Aggressive Growth	1,853,345	8,169	258,909	1,602,605
Davis Venture Value	1,556,243	50,213	164,288	1,442,168
Goldman Sachs Mid Cap Value	1,233,637	60,735	135,522	1,158,850
Harris Oakmark International	3,477,710	86,903	822,445	2,742,168
Invesco Comstock	4,750,258	64,417	546,017	4,268,658
Invesco Small Cap Growth	2,218,941	153,208	236,074	2,136,075
Jennison Growth	1,468,699	618,256	19,409	2,067,546
JPMorgan Core Bond	0	10,627,048	0	10,627,048
JPMorgan Small Cap Value	0	516,734	238	516,496
Lord Abbett Bond Debenture	1,283,658	66,069	385,761	963,966
Met/Artisan Mid Cap Value	87,415	864	10,741	77,538
Met/Eaton Vance Floating Rate	3,197,979	195,128	21,587	3,371,520
Met/Franklin Low Duration Total Return	6,742,749	283,655	19,432	7,006,972
Met/Templeton International Bond	4,369,775	134,362	11,808	4,492,329
MFS Emerging Markets	0	1,633,452	0	1,633,452
MFS Research International	3,360,324	75,508	906,810	2,529,022
MFS Value	4,977,565	390,903	199,817	5,168,651
Neuberger Berman Genesis	1,304,687	11,002	109,943	1,205,746
PIMCO Inflation Protected Bond	10,029,146	1,344,290	23,326	11,350,110
PIMCO Total Return	23,905,773	1,747,128	3,256,302	22,396,599
Pioneer Fund	2,360,711	826	2,359,118	2,419
T. Rowe Price Large Cap Growth	1,947,638	330,060	31,854	2,245,844
T. Rowe Price Large Cap Value	2,823,207	115,233	106,372	2,832,068
T. Rowe Price Mid Cap Growth	1,818,960	108,065	188,094	1,738,931
Third Avenue Small Cap Value	2,168,343	21,030	687,238	1,502,135
Van Eck Global Natural Resources	1,343,212	32,679	23,696	1,352,195
Western Asset Management Strategic Bond Opportunities	2,453,698	119,359	451,474	2,121,583
Western Asset Management U.S. Government	12,389,309	628,809	29,083	12,989,035

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Baillie Gifford International Stock	$91,151	$0	$584,083	$34,024,091
BlackRock Bond Income	2,025,578	3,982,118	6,533,116	164,864,522
BlackRock Capital Appreciation	90,756	0	311,590	35,535,761
BlackRock High Yield	1,164,073	334,991	853,201	12,278,991
BlackRock Large Cap Value	430,933	2,037,803	527,076	35,526,332
Clarion Global Real Estate	62,830	0	1,233,323	16,860,110
Clearbridge Aggressive Growth	435,474	0	81,154	18,141,494
Davis Venture Value	2,099,723	945,121	791,334	53,518,871
Goldman Sachs Mid Cap Value	213,416	675,579	209,945	17,869,474
Harris Oakmark International	6,081,321	0	1,335,075	43,902,102
Invesco Comstock	1,093,647	0	755,286	53,785,095
Invesco Small Cap Growth	2,107,673	2,228,647	163,995	35,950,148
Jennison Growth	13,402	274,332	111,765	26,051,082
JPMorgan Core Bond	0	453,075	566,344	108,077,076
JPMorgan Small Cap Value	193	0	61,410	8,749,433
Lord Abbett Bond Debenture	1,080,034	0	852,003	12,280,923
Met/Artisan Mid Cap Value	1,168,869	0	185,946	17,918,195
Met/Eaton Vance Floating Rate	12,527	160,725	1,420,808	35,063,810
Met/Franklin Low Duration Total Return	2,306	0	1,248,233	69,649,304
Met/Templeton International Bond	26,005	231,072	1,151,000	51,122,699
MFS Emerging Markets	0	0	221,300	15,942,490

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
MFS Research International	$991,461	$0	$781,291	$26,301,833
MFS Value	1,210,647	2,477,756	1,459,232	78,666,860
Neuberger Berman Genesis	457,793	0	153,364	17,929,445
PIMCO Inflation Protected Bond	21,556	6,501,798	2,732,194	114,182,106
PIMCO Total Return	1,862,374	5,130,017	11,686,220	262,936,075
Pioneer Fund	7,397,415	0	10,956	38,726
T. Rowe Price Large Cap Growth	118,616	0	134,339	43,996,083
T. Rowe Price Large Cap Value	323,946	0	1,358,974	79,099,653
T. Rowe Price Mid Cap Growth	828,568	968,741	78,405	17,945,769
Third Avenue Small Cap Value	859,311	0	341,862	26,677,920
Van Eck Global Natural Resources	78,937	0	155,066	16,496,773
Western Asset Management Strategic Bond Opportunities	864,961	0	1,415,146	27,898,822
Western Asset Management U.S. Government	(8,825)	0	3,296,655	155,348,864

	$33,206,671	$26,401,775	$42,801,691	$1,734,630,932

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,734,630,932	$—	$—	$1,734,630,932
Total Investments	$1,734,630,932	$—	$—	$1,734,630,932

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$1,734,630,932
Receivable for:
Investments sold	250,268
Fund shares sold	510,386

Total Assets	1,735,391,586
Liabilities
Payable for:
Investments purchased	141,864
Fund shares redeemed	618,790
Accrued expenses:
Management fees	102,991
Distribution and service fees	339,571
Deferred trustees’ fees	35,671
Other expenses	33,294

Total Liabilities	1,272,181

Net Assets	$1,734,119,405

Net assets consist of:
Paid-in surplus	$1,546,035,086
Undistributed net investment income	39,821,961
Accumulated net realized gains	36,710,794
Unrealized appreciation on affiliated investments	111,551,564

Net Assets	$1,734,119,405

Net Assets
Class A	$102,545,132
Class B	1,631,574,273
Capital Shares Outstanding*
Class A	8,489,228
Class B	135,976,534
Net Asset Value, Offering and Redemption Price Per Share
Class A	$12.08
Class B	12.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,623,079,368.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios	$42,801,691

Expenses
Management fees	624,103
Distribution and service fees—Class B	2,064,128
Administration fees	5,830
Trustees’ fees and expenses	16,044
Custodian and accounting	10,459
Audit and tax services	12,167
Legal	11,795
Miscellaneous	4,258

Total expenses	2,748,784

Net Investment Income	40,052,907

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	33,206,671
Capital gains distributions from affiliated Underlying Portfolios	26,401,775

Net realized gain	59,608,446

Net change in unrealized depreciation on:
Affiliated investments	(43,091,169)

Net realized and unrealized gain	16,517,277

Net Increase in Net Assets From Operations	$56,570,184

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$40,052,907	$36,425,965
Net realized gain	59,608,446	30,416,972
Net change in unrealized appreciation (depreciation)	(43,091,169)	113,534,991

Increase in net assets from operations	56,570,184	180,377,928

From Distributions to Shareholders
Net investment income
Class A	(2,796,845)	(2,776,843)
Class B	(41,855,943)	(45,718,404)
Net realized capital gain
Class A	(1,053,884)	(277,684)
Class B	(17,273,881)	(4,946,143)

Total distributions	(62,980,553)	(53,719,074)

Increase in net assets from capital share transactions	25,159,260	5,332,912

Total increase in net assets	18,748,891	131,991,766

Net Assets
Beginning of the period	1,715,370,514	1,583,378,748

End of the period	$1,734,119,405	$1,715,370,514

Undistributed Net Investment Income
End of the period	$39,821,961	$44,421,842

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,045,651	$12,985,153	1,526,616	$17,878,512
Reinvestments	317,717	3,850,729	266,074	3,054,527
Redemptions	(892,182)	(11,059,278)	(1,311,723)	(15,356,898)

Net increase	471,186	$5,776,604	480,967	$5,576,141

Class B
Sales	4,828,451	$59,635,165	10,785,396	$124,647,869
Reinvestments	4,911,115	59,129,824	4,440,364	50,664,547
Redemptions	(8,059,323)	(99,382,333)	(15,056,933)	(175,555,645)

Net increase (decrease)	1,680,243	$19,382,656	168,827	$(243,229)

Increase derived from capital share transactions		$25,159,260		$5,332,912

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.14		$11.25	$11.36	$10.54	$8.91	$11.61

Income (Loss) from Investment Operations
Net investment income (a)	0.30		0.28	0.29	0.28	0.41	0.33
Net realized and unrealized gain (loss) on investments	0.12		1.02	(0.14)	0.94	1.63	(2.77)

Total from Investment Operations	0.42		1.30	0.15	1.22	2.04	(2.44)

Less Distributions
Distributions from net investment income	(0.35)		(0.37)	(0.26)	(0.40)	(0.34)	(0.14)
Distributions from net realized capital gains	(0.13)		(0.04)	0.00	0.00	(0.07)	(0.12)

Total Distributions	(0.48)		(0.41)	(0.26)	(0.40)	(0.41)	(0.26)

Net Asset Value, End of Period	$12.08		$12.14	$11.25	$11.36	$10.54	$8.91

Total Return (%) (b)	3.41	(c)	11.74	1.27	11.78	24.00	(21.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.08	(d)	0.08	0.08	0.10	0.10	0.10
Net ratio of expenses to average net assets (%) (e) (f)	0.08	(d)	0.08	0.08	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.35	(c)(h)	2.37	2.50	2.64	4.30	3.12
Portfolio turnover rate (%)	12	(c)	10	32	16	26	23
Net assets, end of period (in millions)	$102.5		$97.3	$84.8	$86.2	$70.3	$50.7

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.05		$11.17	$11.28	$10.47	$8.85	$11.53

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.25	0.24	0.25	0.38	0.28
Net realized and unrealized gain (loss) on investments	0.12		1.01	(0.11)	0.94	1.62	(2.72)

Total from Investment Operations	0.40		1.26	0.13	1.19	2.00	(2.44)

Less Distributions
Distributions from net investment income	(0.32)		(0.34)	(0.24)	(0.38)	(0.31)	(0.12)
Distributions from net realized capital gains	(0.13)		(0.04)	0.00	0.00	(0.07)	(0.12)

Total Distributions	(0.45)		(0.38)	(0.24)	(0.38)	(0.38)	(0.24)

Net Asset Value, End of Period	$12.00		$12.05	$11.17	$11.28	$10.47	$8.85

Total Return (%) (b)	3.27	(c)	11.46	1.05	11.53	23.68	(21.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.33	(d)	0.33	0.33	0.35	0.35	0.35
Net ratio of expenses to average net assets (%) (e) (f)	0.33	(d)	0.33	0.33	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	2.09	(c)(h)	2.16	2.16	2.31	4.08	2.71
Portfolio turnover rate (%)	12	(c)	10	32	16	26	23
Net assets, end of period (in millions)	$1,631.6		$1,618.0	$1,498.6	$1,364.2	$1,022.4	$666.0

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is unannualized.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MSF-11

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which an Underlying Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2013 were $244,282,780 and $215,648,344, respectively.

5. Investment Management Fees and Other Transactions with Affiliates:

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$624,103	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

MSF-12

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2013, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$48,495,247	$31,778,119	$5,223,827	$—	$—	$—	$53,719,074	$31,778,119

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$44,491,519	$18,117,836	$131,924,751	$—	$—	$194,534,106

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 14.38%, 14.27%, 14.31%, and 14.26%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) MidCap 400 Index1, returned 14.59%.

MARKET ENVIRONMENT/CONDITIONS

Equity indices rallied as investors reacted to positive macroeconomic numbers and central bank intervention. Better than expected macroeconomic data included U.S. jobless claims, payrolls, retail sales, durable goods orders, and home sales. The markets were supported by central bank intervention, including rate cuts by the European Central Bank (“ECB”), Reserve Bank of Australia, Bank of Korea, Bank of Israel, and ECB President Draghi’s comments that monetary policy would remain accommodative for as long as needed. However, the six-month period ended on a negative note on news that the Federal Reserve may start reducing the pace of bond purchases and end quantitative easing. Other concerns included increasing tensions between North and South Korea, slower growth in China, political uncertainty in Europe, weakness in commodity prices, and unrest in Turkey and the Middle East.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and maintained the target range for the federal funds rate at zero to 0.25%. The FOMC acknowledged that labor market conditions have shown further improvement and the housing sector has strengthened further, but fiscal policy was restraining economic growth. The FOMC also commented that since last fall, the downside risks to the outlook for the economy and the labor market have diminished.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2013. Consumer Staples (3.8% beginning weight in the benchmark), up 29.1%, was the best-performing sector. Health Care (9.4% beginning weight), up 25.3%; and Utilities (4.9% beginning weight), up 19.2%, were the next best-performing sectors. Materials (7.2% beginning weight), up 4.7%; and Energy (6.1% beginning weight), up 6.2%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Vertex Pharmaceuticals, up 90.4%; Cree, up 87.9%; and Green Mountain Coffee Roasters, up 81.5%. The stocks with the largest negative impact were Rackspace Hosting, down 49.0%; Royal Gold, down 48.0%; and VeriFone Systems, down 43.4%. There were 12 additions and 12 deletions to the companies comprising the benchmark index during the first six months of 2013.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	14.38	24.82	8.70	10.49	—
Class B	14.27	24.53	8.44	10.21	—
Class E	14.31	24.62	8.54	10.31	—
Class G	14.26	24.47	—	—	20.90
S&P MidCap 400 Index	14.59	25.18	8.91	10.74	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.7
Vertex Pharmaceuticals, Inc.	1.2
AMETEK, Inc.	0.7
Green Mountain Coffee Roasters, Inc.	0.7
Equinix, Inc.	0.6
Alliance Data Systems Corp.	0.6
HollyFrontier Corp.	0.6
Affiliated Managers Group, Inc.	0.6
Church & Dwight Co., Inc.	0.6
Henry Schein, Inc.	0.6

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	26.1
Industrials	15.8
Information Technology	14.7
Consumer Discretionary	13.1
Health Care	9.1
Materials	6.6
Energy	5.0
Utilities	5.0
Consumer Staples	4.1
Telecommunication Services	0.5

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.30%	$1,000.00	$1,143.80	$1.59
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B(a)	Actual	0.55%	$1,000.00	$1,142.70	$2.92
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$1,143.10	$2.39
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,142.60	$3.19
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—93.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Alliant Techsystems, Inc.	17,702	$1,457,406
BE Aerospace, Inc. (a)	57,607	3,633,850
Esterline Technologies Corp. (a)	17,205	1,243,749
Exelis, Inc.	103,481	1,427,003
Huntington Ingalls Industries, Inc.	27,582	1,557,831
Triumph Group, Inc.	28,376	2,245,960

		11,565,799

Air Freight & Logistics—0.1%
UTi Worldwide, Inc.	57,490	946,860

Airlines—0.4%
Alaska Air Group, Inc. (a)	38,637	2,009,124
JetBlue Airways Corp. (a) (b)	124,145	782,113

		2,791,237

Auto Components—0.2%
Gentex Corp.	78,976	1,820,397

Automobiles—0.2%
Thor Industries, Inc. (b)	24,217	1,190,992

Biotechnology—1.5%
United Therapeutics Corp. (a) (b)	25,408	1,672,354
Vertex Pharmaceuticals, Inc. (a)	121,779	9,726,489

		11,398,843

Building Products—0.7%
Fortune Brands Home & Security, Inc.	90,765	3,516,236
Lennox International, Inc. (b)	25,223	1,627,893

		5,144,129

Capital Markets—2.3%
Affiliated Managers Group, Inc. (a)	29,008	4,755,572
Apollo Investment Corp. (b)	123,616	956,788
Eaton Vance Corp. (b)	66,779	2,510,223
Federated Investors, Inc. - Class B (b)	51,876	1,421,921
Greenhill & Co., Inc.	14,419	659,525
Janus Capital Group, Inc.	104,430	888,699
Raymond James Financial, Inc.	62,216	2,674,044
SEI Investments Co.	73,966	2,102,853
Waddell & Reed Financial, Inc. - Class A	47,266	2,056,071

		18,025,696

Chemicals—2.6%
Albemarle Corp. (b)	48,318	3,009,728
Ashland, Inc.	40,423	3,375,321
Cabot Corp.	32,996	1,234,710
Cytec Industries, Inc.	23,071	1,689,951
Intrepid Potash, Inc. (b)	29,585	563,594
Minerals Technologies, Inc.	19,175	792,695
NewMarket Corp. (b)	5,865	1,539,914
Olin Corp.	44,165	1,056,427
RPM International, Inc.	72,884	2,327,915
Scotts Miracle-Gro Co. (The) - Class A (b)	21,382	1,032,964

Chemicals—(Continued)
Sensient Technologies Corp.	27,525	$1,113,937
Valspar Corp. (The)	44,954	2,907,175

		20,644,331

Commercial Banks—4.2%
Associated Banc-Corp.	92,248	1,434,456
BancorpSouth, Inc. (b)	46,071	815,457
Bank of Hawaii Corp. (b)	24,665	1,241,143
Cathay General Bancorp	40,342	820,960
City National Corp. (b)	26,210	1,660,928
Commerce Bancshares, Inc. (b)	42,395	1,846,726
Cullen/Frost Bankers, Inc. (b)	33,007	2,203,877
East West Bancorp, Inc.	74,901	2,059,778
First Horizon National Corp. (b)	132,682	1,486,038
First Niagara Financial Group, Inc.	194,685	1,960,478
FirstMerit Corp.	91,162	1,825,975
Fulton Financial Corp.	107,338	1,232,240
Hancock Holding Co.	46,689	1,403,938
International Bancshares Corp.	29,935	675,932
Prosperity Bancshares, Inc. (b)	25,860	1,339,289
Signature Bank (a)	25,994	2,158,022
SVB Financial Group (a)	24,795	2,065,920
Synovus Financial Corp.	436,372	1,274,206
TCF Financial Corp. (b)	90,101	1,277,632
Trustmark Corp. (b)	36,942	908,034
Valley National Bancorp (b)	109,591	1,037,827
Webster Financial Corp. (b)	49,644	1,274,858
Westamerica Bancorp (b)	14,840	678,040

		32,681,754

Commercial Services & Supplies—1.6%
Brink’s Co. (The)	26,377	672,877
Clean Harbors, Inc. (a) (b)	29,633	1,497,356
Copart, Inc. (a)	58,649	1,806,389
Deluxe Corp. (b)	27,976	969,368
Herman Miller, Inc.	32,109	869,191
HNI Corp. (b)	25,003	901,858
Mine Safety Appliances Co.	17,161	798,845
Rollins, Inc.	36,206	937,735
RR Donnelley & Sons Co. (b)	99,774	1,397,834
Waste Connections, Inc.	67,885	2,792,789

		12,644,242

Communications Equipment—0.8%
ADTRAN, Inc. (b)	32,602	802,335
Ciena Corp. (a) (b)	55,843	1,084,471
InterDigital, Inc.	22,635	1,010,653
Plantronics, Inc.	23,809	1,045,691
Polycom, Inc. (a)	94,893	1,000,172
Riverbed Technology, Inc. (a)	89,888	1,398,658

		6,341,980

Computers & Peripherals—1.0%
3D Systems Corp. (a) (b)	50,983	2,238,154
Diebold, Inc. (b)	35,013	1,179,588

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Computers & Peripherals—(Continued)
Lexmark International, Inc. - Class A	34,660	$1,059,556
NCR Corp. (a)	90,426	2,983,154

		7,460,452

Construction & Engineering—0.9%
AECOM Technology Corp. (a)	56,699	1,802,461
Granite Construction, Inc. (b)	19,599	583,266
KBR, Inc.	81,301	2,642,283
URS Corp.	41,747	1,971,293

		6,999,303

Construction Materials—0.5%
Eagle Materials, Inc.	25,868	1,714,272
Martin Marietta Materials, Inc. (b)	25,261	2,486,188

		4,200,460

Containers & Packaging—1.6%
Aptargroup, Inc. (b)	36,685	2,025,379
Greif, Inc. - Class A	16,737	881,538
Packaging Corp. of America	53,955	2,641,637
Rock-Tenn Co. - Class A	39,566	3,951,852
Silgan Holdings, Inc.	24,895	1,169,069
Sonoco Products Co.	55,679	1,924,823

		12,594,298

Distributors—0.5%
LKQ Corp. (a)	164,245	4,229,309

Diversified Consumer Services—0.9%
Apollo Group, Inc. - Class A (a)	55,125	976,815
DeVry, Inc. (b)	31,131	965,684
Matthews International Corp. - Class A (b)	15,186	572,512
Regis Corp. (b)	31,162	511,680
Service Corp. International	116,428	2,099,197
Sotheby’s (b)	37,557	1,423,786
Strayer Education, Inc. (b)	5,946	290,343

		6,840,017

Diversified Financial Services—0.6%
CBOE Holdings, Inc. (b)	48,003	2,238,860
MSCI, Inc. (a)	66,401	2,209,161

		4,448,021

Diversified Telecommunication Services—0.3%
tw telecom, Inc. (a)	82,682	2,326,671

Electric Utilities—2.1%
Cleco Corp.	33,246	1,543,612
Great Plains Energy, Inc.	84,550	1,905,757
Hawaiian Electric Industries, Inc. (b)	54,201	1,371,827
IDACORP, Inc.	27,630	1,319,609
N.V. Energy, Inc.	129,504	3,038,164
OGE Energy Corp.	54,518	3,718,128
PNM Resources, Inc.	43,812	972,188

Electric Utilities—(Continued)
Westar Energy, Inc. (b)	69,792	$2,230,552

		16,099,837

Electrical Equipment—1.6%
Acuity Brands, Inc. (b)	23,562	1,779,402
AMETEK, Inc.	133,953	5,666,212
General Cable Corp.	27,369	841,597
Hubbell, Inc. - Class B	29,383	2,908,917
Regal-Beloit Corp.	24,745	1,604,466

		12,800,594

Electronic Equipment, Instruments & Components—1.9%
Arrow Electronics, Inc. (a)	57,572	2,294,244
Avnet, Inc. (a)	75,383	2,532,869
Ingram Micro, Inc. - Class A (a)	83,790	1,591,172
Itron, Inc. (a) (b)	21,745	922,640
National Instruments Corp. (b)	52,327	1,462,017
Tech Data Corp. (a)	20,770	978,059
Trimble Navigation, Ltd. (a)	140,698	3,659,555
Vishay Intertechnology, Inc. (a) (b)	72,666	1,009,331

		14,449,887

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	31,491	1,639,107
CARBO Ceramics, Inc. (b)	10,817	729,390
Dresser-Rand Group, Inc. (a)	41,895	2,512,862
Dril-Quip, Inc. (a)	20,093	1,814,197
Helix Energy Solutions Group, Inc. (a)	54,189	1,248,515
Oceaneering International, Inc.	59,513	4,296,839
Oil States International, Inc. (a)	30,232	2,800,692
Patterson-UTI Energy, Inc.	80,540	1,558,852
Superior Energy Services, Inc. (a)	87,776	2,276,909
Tidewater, Inc. (b)	27,219	1,550,666
Unit Corp. (a)	24,028	1,023,112

		21,451,141

Food & Staples Retailing—0.4%
Harris Teeter Supermarkets, Inc. (b)	27,207	1,274,920
SUPERVALU, Inc. (a) (b)	110,330	686,252
United Natural Foods, Inc. (a)	27,125	1,464,479

		3,425,651

Food Products—2.4%
Dean Foods Co. (a)	102,680	1,028,854
Flowers Foods, Inc.	94,662	2,087,286
Green Mountain Coffee Roasters, Inc. (a) (b)	68,111	5,112,412
Hillshire Brands Co.	67,694	2,239,318
Ingredion, Inc.	42,612	2,796,199
Lancaster Colony Corp. (b)	10,668	831,997
Post Holdings, Inc. (a)	17,970	784,570
Smithfield Foods, Inc. (a) (b)	68,786	2,252,741
Tootsie Roll Industries, Inc. (b)	11,508	365,724
WhiteWave Foods Co. - Class A (a) (b)	76,130	1,237,113

		18,736,214

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—1.4%
Atmos Energy Corp.	49,805	$2,044,993
National Fuel Gas Co. (b)	45,956	2,663,150
Questar Corp. (b)	96,286	2,296,421
UGI Corp.	62,616	2,448,912
WGL Holdings, Inc. (b)	28,438	1,229,091

		10,682,567

Health Care Equipment & Supplies—2.3%
Cooper Cos., Inc. (The)	26,763	3,186,135
Hill-Rom Holdings, Inc. (b)	32,871	1,107,095
Hologic, Inc. (a)	148,128	2,858,871
IDEXX Laboratories, Inc. (a) (b)	29,759	2,671,763
Masimo Corp. (b)	28,231	598,497
ResMed, Inc. (b)	78,362	3,536,477
STERIS Corp.	32,422	1,390,255
Teleflex, Inc.	22,613	1,752,282
Thoratec Corp. (a)	31,533	987,298

		18,088,673

Health Care Providers & Services—3.1%
Community Health Systems, Inc.	51,845	2,430,494
Health Management Associates, Inc. - Class A (a)	142,641	2,242,316
Health Net, Inc. (a)	43,642	1,388,688
Henry Schein, Inc. (a) (b) (c)	47,927	4,589,010
LifePoint Hospitals, Inc. (a)	26,066	1,273,063
MEDNAX, Inc. (a)	27,513	2,519,641
Omnicare, Inc. (b)	57,713	2,753,487
Owens & Minor, Inc. (b)	34,831	1,178,333
Universal Health Services, Inc. - Class B	49,060	3,285,058
VCA Antech, Inc. (a) (b)	48,697	1,270,505
WellCare Health Plans, Inc. (a)	23,906	1,327,978

		24,258,573

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a) (b)	97,501	1,261,663
HMS Holdings Corp. (a) (b)	48,240	1,123,992

		2,385,655

Hotels, Restaurants & Leisure—1.6%
Bally Technologies, Inc. (a) (b)	21,246	1,198,699
Bob Evans Farms, Inc.	15,334	720,391
Brinker International, Inc. (b)	38,803	1,530,002
Cheesecake Factory, Inc. (The) (b)	27,277	1,142,634
Domino’s Pizza, Inc. (b)	30,940	1,799,161
International Speedway Corp. - Class A	14,044	441,965
Life Time Fitness, Inc. (a) (b)	21,784	1,091,596
Panera Bread Co. - Class A (a) (b)	15,409	2,865,149
Scientific Games Corp. - Class A (a)	28,988	326,115
Wendy’s Co. (The) (b)	155,784	908,221
WMS Industries, Inc. (a)	30,156	769,280

		12,793,213

Household Durables—2.1%
Jarden Corp. (a)	55,588	$2,431,975
KB Home (b)	45,060	884,528
MDC Holdings, Inc.	21,504	699,095
Mohawk Industries, Inc. (a)	33,492	3,767,515
NVR, Inc. (a)	2,576	2,375,072
Tempur Sealy International Inc. (a) (b)	33,194	1,457,217
Toll Brothers, Inc. (a) (b)	82,882	2,704,440
Tupperware Brands Corp.	29,092	2,260,157

		16,579,999

Household Products—1.0%
Church & Dwight Co., Inc.	76,010	4,690,577
Energizer Holdings, Inc.	34,235	3,440,960

		8,131,537

Industrial Conglomerates—0.3%
Carlisle Cos., Inc.	34,998	2,180,725

Insurance—4.6%
Alleghany Corp. (a)	9,267	3,552,134
American Financial Group, Inc.	41,543	2,031,868
Arthur J. Gallagher & Co.	69,719	3,046,023
Aspen Insurance Holdings, Ltd.	37,466	1,389,614
Brown & Brown, Inc.	64,963	2,094,407
Everest Re Group, Ltd.	27,488	3,525,611
Fidelity National Financial, Inc. - Class A	117,558	2,799,056
First American Financial Corp.	59,503	1,311,446
Hanover Insurance Group, Inc. (The)	24,208	1,184,497
HCC Insurance Holdings, Inc.	55,224	2,380,707
Kemper Corp.	29,690	1,016,883
Mercury General Corp.	19,940	876,562
Old Republic International Corp.	132,781	1,708,891
Primerica, Inc.	25,389	950,564
Protective Life Corp. (b)	43,150	1,657,392
Reinsurance Group of America, Inc.	39,877	2,755,899
StanCorp Financial Group, Inc.	24,350	1,203,134
W.R. Berkley Corp.	60,608	2,476,443

		35,961,131

Internet & Catalog Retail—0.1%
HSN, Inc.	19,670	1,056,672

Internet Software & Services—1.3%
AOL, Inc. (a)	42,601	1,554,085
Equinix, Inc. (a) (b)	27,147	5,014,594
Monster Worldwide, Inc. (a) (b)	64,099	314,726
Rackspace Hosting, Inc. (a)	60,774	2,302,727
ValueClick, Inc. (a) (b)	39,405	972,515

		10,158,647

IT Services—3.1%
Acxiom Corp. (a)	40,654	922,033
Alliance Data Systems Corp. (a) (b)	27,055	4,897,767
Broadridge Financial Solutions, Inc. (b)	66,678	1,772,301
Convergys Corp. (b)	57,788	1,007,245

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
CoreLogic, Inc. (a)	52,525	$1,217,004
DST Systems, Inc.	16,422	1,072,849
Gartner, Inc. (a)	51,567	2,938,803
Global Payments, Inc. (b)	42,559	1,971,333
Jack Henry & Associates, Inc.	47,365	2,232,313
Lender Processing Services, Inc.	46,718	1,511,327
Mantech International Corp. - Class A (b)	13,065	341,258
NeuStar, Inc. - Class A (a) (b)	36,193	1,761,875
VeriFone Systems, Inc. (a) (b)	59,695	1,003,473
WEX, Inc. (a)	21,341	1,636,855

		24,286,436

Leisure Equipment & Products—0.4%
Polaris Industries, Inc. (b)	35,164	3,340,580

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. - Class A (a)	11,141	1,250,020
Charles River Laboratories International, Inc. (a)	26,968	1,106,497
Covance, Inc. (a) (c)	30,736	2,340,239
Mettler-Toledo International, Inc. (a) (b)	16,604	3,340,725
Techne Corp.	19,045	1,315,629

		9,353,110

Machinery—5.0%
AGCO Corp.	53,526	2,686,470
CLARCOR, Inc. (b)	27,328	1,426,795
Crane Co.	26,722	1,601,182
Donaldson Co., Inc. (b)	74,362	2,651,749
Gardner Denver, Inc.	27,066	2,034,822
Graco, Inc.	33,696	2,129,924
Harsco Corp.	44,368	1,028,894
IDEX Corp.	45,231	2,433,880
ITT Corp.	49,448	1,454,266
Kennametal, Inc.	43,308	1,681,650
Lincoln Electric Holdings, Inc.	45,623	2,612,829
Nordson Corp.	31,082	2,154,293
Oshkosh Corp. (a)	48,396	1,837,596
SPX Corp.	25,738	1,852,621
Terex Corp. (a)	61,164	1,608,613
Timken Co.	43,897	2,470,523
Trinity Industries, Inc.	43,565	1,674,639
Valmont Industries, Inc.	12,950	1,853,015
Wabtec Corp.	52,913	2,827,142
Woodward, Inc.	33,281	1,331,240

		39,352,143

Marine—0.4%
Kirby Corp. (a) (b)	31,217	2,483,000
Matson, Inc.	23,475	586,875

		3,069,875

Media—1.2%
AMC Networks, Inc. - Class A (a)	31,765	2,077,749
Cinemark Holdings, Inc.	55,960	1,562,403

Media—(Continued)
DreamWorks Animation SKG, Inc. - Class A (a) (b)	39,121	$1,003,845
John Wiley & Sons, Inc. - Class A (b)	25,437	1,019,769
Lamar Advertising Co. - Class A (a)	30,597	1,327,910
Meredith Corp. (b)	19,819	945,366
New York Times Co. (The) - Class A (a) (b)	67,148	742,657
Scholastic Corp. (b)	14,561	426,492
Valassis Communications, Inc. (b)	21,355	525,119

		9,631,310

Metals & Mining—1.4%
Carpenter Technology Corp.	24,357	1,097,770
Commercial Metals Co.	64,287	949,519
Compass Minerals International, Inc. (b)	18,320	1,548,590
Reliance Steel & Aluminum Co.	42,183	2,765,518
Royal Gold, Inc. (b)	35,775	1,505,412
Steel Dynamics, Inc.	121,228	1,807,509
Worthington Industries, Inc.	29,331	930,086

		10,604,404

Multi-Utilities—1.1%
Alliant Energy Corp.	61,011	3,076,175
Black Hills Corp.	24,445	1,191,694
MDU Resources Group, Inc.	103,864	2,691,116
Vectren Corp.	45,253	1,530,909

		8,489,894

Multiline Retail—0.2%
Big Lots, Inc. (a)	32,022	1,009,653
Saks, Inc. (a) (b)	55,345	754,906

		1,764,559

Office Electronics—0.2%
Zebra Technologies Corp. - Class A (a)	28,009	1,216,711

Oil, Gas & Consumable Fuels—2.1%
Alpha Natural Resources, Inc. (a)	121,749	637,965
Arch Coal, Inc. (b)	116,743	441,289
Bill Barrett Corp. (a) (b)	26,829	542,482
Cimarex Energy Co.	47,551	3,090,339
Energen Corp.	39,725	2,076,028
HollyFrontier Corp.	111,838	4,784,430
Rosetta Resources, Inc. (a) (b)	33,601	1,428,715
SM Energy Co.	36,454	2,186,511
World Fuel Services Corp. (b)	39,945	1,597,001

		16,784,760

Paper & Forest Products—0.3%
Domtar Corp.	18,486	1,229,319
Louisiana-Pacific Corp. (a)	76,653	1,133,698

		2,363,017

Pharmaceuticals—0.5%
Endo Pharmaceuticals Holdings, Inc. (a) (b)	61,737	2,271,304

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Mallinckrodt plc (a)	32,347	$1,469,524

		3,740,828

Professional Services—0.9%
Corporate Executive Board Co. (The)	18,488	1,168,812
FTI Consulting, Inc. (a) (b)	22,170	729,171
Manpowergroup, Inc.	42,425	2,324,890
Towers Watson & Co. - Class A	31,051	2,544,319

		6,767,192

Real Estate Investment Trusts—9.1%
Alexandria Real Estate Equities, Inc.	38,743	2,546,190
American Campus Communities, Inc.	57,631	2,343,276
BioMed Realty Trust, Inc.	102,478	2,073,130
BRE Properties, Inc.	42,391	2,120,398
Camden Property Trust	46,664	3,226,349
Corporate Office Properties Trust	47,176	1,202,988
Corrections Corp. of America	63,372	2,146,410
Duke Realty Corp.	176,930	2,758,339
Equity One, Inc.	34,060	770,778
Essex Property Trust, Inc.	20,902	3,321,746
Extra Space Storage, Inc.	56,996	2,389,842
Federal Realty Investment Trust	35,887	3,720,764
Highwoods Properties, Inc.	45,181	1,608,895
Home Properties, Inc.	28,733	1,878,276
Hospitality Properties Trust	76,860	2,019,881
Kilroy Realty Corp. (b)	41,445	2,196,999
Liberty Property Trust	66,140	2,444,534
Mack-Cali Realty Corp.	45,943	1,125,144
National Retail Properties, Inc.	65,105	2,239,612
Omega Healthcare Investors, Inc. (b)	63,889	1,981,837
Potlatch Corp.	22,272	900,680
Rayonier, Inc.	69,319	3,839,579
Realty Income Corp.	107,936	4,524,677
Regency Centers Corp.	50,386	2,560,113
Senior Housing Properties Trust	103,448	2,682,407
SL Green Realty Corp.	50,383	4,443,277
Taubman Centers, Inc.	35,075	2,635,886
UDR, Inc.	137,918	3,515,530
Weingarten Realty Investors (b)	61,642	1,896,724

		71,114,261

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc. (a)	23,678	941,200
Jones Lang LaSalle, Inc.	24,255	2,210,601

		3,151,801

Road & Rail—1.2%
Con-way, Inc.	30,989	1,207,332
Genesee & Wyoming, Inc. - Class A (a)	27,238	2,310,872
J.B. Hunt Transport Services, Inc.	49,800	3,597,552
Landstar System, Inc.	25,610	1,318,915
Werner Enterprises, Inc. (b)	24,584	594,195

		9,028,866

Semiconductors & Semiconductor Equipment—2.0%
Atmel Corp. (a) (b) (c)	235,760	$1,732,836
Cree, Inc. (a) (b)	64,863	4,142,151
Cypress Semiconductor Corp. (a) (b)	74,406	798,376
Fairchild Semiconductor International, Inc. (a)	69,973	965,628
Integrated Device Technology, Inc. (a)	81,151	644,339
International Rectifier Corp. (a) (b)	38,199	799,887
Intersil Corp. - Class A	69,955	547,048
RF Micro Devices, Inc. (a)	154,700	827,645
Semtech Corp. (a)	37,125	1,300,489
Silicon Laboratories, Inc. (a)	21,480	889,487
Skyworks Solutions, Inc. (a)	105,163	2,302,018
SunEdison, Inc. (a) (b)	127,506	1,041,724

		15,991,628

Software—4.1%
ACI Worldwide, Inc. (a)	21,918	1,018,749
Advent Software, Inc. (a) (b)	17,808	624,348
ANSYS, Inc. (a)	51,267	3,747,618
Cadence Design Systems, Inc. (a) (b)	155,657	2,253,913
CommVault Systems, Inc. (a)	23,777	1,804,436
Compuware Corp.	117,394	1,215,028
Concur Technologies, Inc. (a) (b)	25,182	2,049,311
FactSet Research Systems, Inc. (b)	22,257	2,268,879
Fair Isaac Corp.	19,731	904,272
Informatica Corp. (a)	59,447	2,079,456
Mentor Graphics Corp.	52,146	1,019,454
MICROS Systems, Inc. (a) (b)	43,265	1,866,885
PTC, Inc. (a) (b)	65,758	1,613,044
Rovi Corp. (a)	56,859	1,298,659
SolarWinds, Inc. (a)	33,916	1,316,280
Solera Holdings, Inc.	37,894	2,108,801
Synopsys, Inc. (a)	84,576	3,023,592
TIBCO Software, Inc. (a)	85,744	1,834,922

		32,047,647

Specialty Retail—4.1%
Aaron’s, Inc.	38,777	1,086,144
Advance Auto Parts, Inc.	40,227	3,265,226
Aeropostale, Inc. (a)	43,160	595,608
American Eagle Outfitters, Inc.	96,438	1,760,958
ANN, Inc. (a) (b)	25,927	860,776
Ascena Retail Group, Inc. (a)	70,044	1,222,268
Barnes & Noble, Inc. (a) (b)	20,752	331,202
Cabela’s, Inc. (a) (b)	25,568	1,655,784
Chico’s FAS, Inc. (b)	89,233	1,522,315
CST Brands, Inc. (a) (b)	33,177	1,022,183
Dick’s Sporting Goods, Inc.	55,105	2,758,556
Foot Locker, Inc.	82,576	2,900,895
Guess?, Inc. (b)	33,602	1,042,670
Office Depot, Inc. (a) (b)	157,356	608,968
Rent-A-Center, Inc. (b)	31,809	1,194,428
Signet Jewelers, Ltd.	44,486	2,999,691
Tractor Supply Co.	38,386	4,514,577
Williams-Sonoma, Inc.	47,288	2,642,926

		31,985,175

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.1%
Carter’s, Inc.	28,027	$2,075,960
Deckers Outdoor Corp. (a) (b)	18,950	957,165
Hanesbrands, Inc.	54,203	2,787,118
Under Armour, Inc. - Class A (a) (b)	42,766	2,553,558

		8,373,801

Thrifts & Mortgage Finance—0.6%
Astoria Financial Corp.	45,143	486,642
New York Community Bancorp, Inc. (b)	242,488	3,394,832
Washington Federal, Inc.	57,308	1,081,975

		4,963,449

Tobacco—0.1%
Universal Corp. (b)	12,837	742,620

Trading Companies & Distributors—0.9%
GATX Corp.	25,742	1,220,943
MSC Industrial Direct Co., Inc. - Class A	25,761	1,995,447
United Rentals, Inc. (a) (b)	51,833	2,586,985
Watsco, Inc. (b)	16,330	1,371,067

		7,174,442

Water Utilities—0.3%
Aqua America, Inc. (b)	77,413	2,422,253

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,285	1,362,775

Total Common Stocks (Cost $547,229,707)		732,659,044

Investment Company Security—3.7%

Exchange-Traded Fund—3.7%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $28,829,304)	136,700	28,758,946

Short-Term Investments—25.5%

Discount Notes—2.4%
Federal Home Loan Bank 0.137%, 09/04/13 (d)	2,125,000	2,124,482
Federal Home Loan Mortgage Corp. 0.071%, 09/10/13 (d)	1,275,000	1,274,824
0.076%, 10/22/13 (d)	600,000	599,859
0.076%, 10/28/13 (d)	375,000	374,907
0.081%, 09/10/13 (d)	475,000	474,925
0.086%, 10/28/13 (d)	750,000	749,789
0.091%, 10/22/13 (d)	1,975,000	1,974,442
0.091%, 10/28/13 (d)	4,925,000	4,923,535

Discount Notes—(Continued)
Federal Home Loan Mortgage Corp. 0.091%, 11/12/13 (d)	2,400,000	$2,399,196
0.095%, 10/28/13 (d)	175,000	174,946
0.096%, 10/28/13 (d)	1,400,000	1,399,560
0.101%, 10/28/13 (d)	1,600,000	1,599,471
0.107%, 07/15/13 (d)	75,000	74,997
0.117%, 10/28/13 (d)	200,000	199,924
0.122%, 07/15/13 (d)	850,000	849,960

		19,194,817

Mutual Fund—23.0%
State Street Navigator Securities Lending MET Portfolio (e)	179,965,385	179,965,385

U.S. Treasury—0.1%
U.S. Treasury Bills 0.015%, 07/11/13 (d)	25,000	25,000
0.056%, 07/11/13 (d)	150,000	149,998
0.060%, 07/11/13 (d)	325,000	324,995
0.062%, 07/11/13 (d)	25,000	24,999

		524,992

Total Short-Term Investments (Cost $199,685,194)		199,685,194

Total Investments—122.9% (Cost $775,744,205) (f)		961,103,184
Other assets and liabilities (net)—(22.9)%		(179,152,701)

Net Assets—100.0%		$781,950,483

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $175,861,038 and the collateral received consisted of cash in the amount of $179,965,385 and non-cash collateral with a value of $793,974. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $4,194,710.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2013, the aggregate cost of investments was $775,744,205. The aggregate unrealized appreciation and depreciation of investments were $221,057,905 and $(35,698,926), respectively, resulting in net unrealized appreciation of $185,358,979.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
S&P Midcap 400 E-Mini Index Futures	09/20/13	170	USD 19,545,024	$139,276

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$732,659,044	$—	$—	$732,659,044
Total Investment Company Security*	28,758,946	—	—	28,758,946
Short-Term Investments
Discount Notes	—	19,194,817	—	19,194,817
Mutual Fund	179,965,385	—	—	179,965,385
U.S. Treasury	—	524,992	—	524,992
Total Short-Term Investments	179,965,385	19,719,809	—	199,685,194
Total Investments	$941,383,375	$19,719,809	$—	$961,103,184

Collateral for securities loaned (Liability)	$—	$(179,965,385)	$—	$(179,965,385)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$139,276	$—	$—	$139,276

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$961,103,184
Cash	17,226
Receivable for:
Investments sold	2,744,929
Fund shares sold	539,034
Dividends	790,760

Total Assets	965,195,133
Liabilities
Payables for:
Investments purchased	2,446,339
Fund shares redeemed	336,590
Net variation margin on futures contracts	49,300
Collateral for securities loaned	179,965,385
Accrued expenses:
Management fees	160,285
Distribution and service fees	98,322
Deferred trustees’ fees	35,671
Other expenses	152,758

Total Liabilities	183,244,650

Net Assets	$781,950,483

Net assets consist of:
Paid in surplus	$578,351,586
Undistributed net investment income	4,220,802
Accumulated net realized gain	13,879,840
Unrealized appreciation on investments and futures contracts	185,498,255

Net Assets	$781,950,483

Net Assets
Class A	$308,925,600
Class B	340,500,097
Class E	41,260,066
Class G	91,264,720
Capital Shares Outstanding*
Class A	19,485,708
Class B	21,690,526
Class E	2,617,252
Class G	5,839,041
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.85
Class B	15.70
Class E	15.76
Class G	15.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $775,744,205.
(b)	Includes securities loaned at value of $175,861,038.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$5,800,069
Interest	9,989
Securities lending income	243,287

Total investment income	6,053,345
Expenses
Management fees	945,900
Administration fees	5,322
Custodian and accounting fees	37,945
Distribution and service fees—Class B	417,761
Distribution and service fees—Class E	30,422
Distribution and service fees—Class G	133,089
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	16,044
Shareholder reporting	89,968
Insurance	866
Miscellaneous	16,757

Total expenses	1,722,874
Less management fee waiver	(6,521)

Net expenses	1,716,353

Net Investment Income	4,336,992

Net Realized and Unrealized Gain
Net realized gain on:
Investments	17,635,308
Futures contracts	2,469,303

Net realized gain	20,104,611

Net change in unrealized appreciation (depreciation) on:
Investments	73,870,179
Futures contracts	(14,932)

Net change in unrealized appreciation	73,855,247

Net realized and unrealized gain	93,959,858

Net Increase in Net Assets from Operations	$98,296,850

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,336,992	$8,201,616
Net realized gain	20,104,611	24,550,841
Net change in unrealized appreciation	73,855,247	71,970,894

Increase in net assets from operations	98,296,850	104,723,351

From Distributions to Shareholders
Net investment income
Class A	(3,571,780)	(2,531,522)
Class B	(3,295,981)	(2,261,039)
Class E	(433,931)	(332,335)
Class G	(892,583)	(507,803)
Net realized capital gains
Class A	(8,753,637)	(10,643,088)
Class B	(9,929,931)	(12,498,522)
Class E	(1,200,289)	(1,626,262)
Class G	(2,689,121)	(2,972,143)

Total distributions	(30,767,253)	(33,372,714)

Increase (decrease) in net assets from capital share transactions	33,560,974	(2,401,699)

Total increase in net assets	101,090,571	68,948,938

Net Assets
Beginning of period	680,859,912	611,910,974

End of period	$781,950,483	$680,859,912

Undistributed Net Investment Income
End of period	$4,220,802	$8,078,085

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,028,312	$48,063,057	1,931,578	$26,719,092
Reinvestments	818,965	12,325,417	963,761	13,174,610
Redemptions	(2,345,512)	(37,302,973)	(3,156,268)	(43,673,085)

Net increase (decrease)	1,501,765	$23,085,501	(260,929)	$(3,779,383)

Class B
Sales	872,955	$13,660,620	1,745,590	$23,656,383
Reinvestments	887,050	13,225,912	1,089,266	14,759,561
Redemptions	(1,832,128)	(28,728,773)	(2,536,702)	(35,040,000)

Net increase (decrease)	(72,123)	$(1,842,241)	298,154	$3,375,944

Class E
Sales	115,840	$1,816,967	82,330	$1,130,053
Reinvestments	109,166	1,634,220	144,015	1,958,597
Redemptions	(221,823)	(3,488,779)	(492,859)	(6,785,386)

Net increase (decrease)	3,183	$(37,592)	(266,514)	$(3,696,736)

Class G
Sales	1,398,822	$21,321,718	1,248,776	$17,126,225
Reinvestments	241,192	3,581,704	257,774	3,479,946
Redemptions	(806,467)	(12,548,116)	(1,402,335)	(18,907,695)

Net increase	833,547	$12,355,306	104,215	$1,698,476

Increase (decrease) derived from capital shares transactions		$33,560,974		$(2,401,699)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.47		$12.97	$13.88	$11.10	$8.66	$15.03

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.14	0.13	0.15	0.18
Net realized and unrealized gain (loss) on investments	1.94		2.05	(0.34)	2.79	2.85	(5.12)

Total from investment operations	2.04		2.24	(0.20)	2.92	3.00	(4.94)

Less Distributions
Distributions from net investment income	(0.19)		(0.14)	(0.13)	(0.12)	(0.17)	(0.19)
Distributions from net realized capital gains	(0.47)		(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.66)		(0.74)	(0.71)	(0.14)	(0.56)	(1.43)

Net Asset Value, End of Period	$15.85		$14.47	$12.97	$13.88	$11.10	$8.66

Total Return (%) (b)	14.38	(c)	17.60	(1.89)	26.28	36.99	(36.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.32	0.30	0.31	0.34	0.33
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.31	0.30	0.30	0.34	0.32
Ratio of net investment income to average net assets (%)	1.30	(d)	1.40	1.03	1.07	1.59	1.52
Portfolio turnover rate (%)	9	(c)	11	24	22	21	33
Net assets, end of period (in millions)	$308.9		$260.2	$236.6	$257.4	$215.0	$166.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.32		$12.84	$13.75	$11.01	$8.58	$14.91

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.16	0.11	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.93		2.03	(0.34)	2.76	2.85	(5.09)

Total from investment operations	2.01		2.19	(0.23)	2.86	2.97	(4.94)

Less Distributions
Distributions from net investment income	(0.16)		(0.11)	(0.10)	(0.10)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.47)		(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.63)		(0.71)	(0.68)	(0.12)	(0.54)	(1.39)

Net Asset Value, End of Period	$15.70		$14.32	$12.84	$13.75	$11.01	$8.58

Total Return (%) (b)	14.27	(c)	17.33	(2.19)	25.99	36.78	(36.38)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.57	0.55	0.56	0.59	0.58
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.56	0.55	0.55	0.59	0.57
Ratio of net investment income to average net assets (%)	1.05	(d)	1.16	0.79	0.83	1.34	1.29
Portfolio turnover rate (%)	9	(c)	11	24	22	21	33
Net assets, end of period (in millions)	$340.5		$311.6	$275.5	$267.9	$205.4	$133.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.38		$12.89	$13.80	$11.05	$8.61	$14.96

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.17	0.12	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	1.93		2.04	(0.34)	2.76	2.86	(5.12)

Total from investment operations	2.02		2.21	(0.22)	2.87	2.99	(4.95)

Less Distributions
Distributions from net investment income	(0.17)		(0.12)	(0.11)	(0.10)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.47)		(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.64)		(0.72)	(0.69)	(0.12)	(0.55)	(1.40)

Net Asset Value, End of Period	$15.76		$14.38	$12.89	$13.80	$11.05	$8.61

Total Return (%) (b)	14.31	(c)	17.46	(2.10)	26.08	36.93	(36.32)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.47	0.45	0.46	0.49	0.48
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.46	0.45	0.45	0.49	0.47
Ratio of net investment income to average net assets (%)	1.15	(d)	1.24	0.87	0.92	1.45	1.36
Portfolio turnover rate (%)	9	(c)	11	24	22	21	33
Net assets, end of period (in millions)	$41.3		$37.6	$37.1	$46.9	$44.8	$38.0

	Class G
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$14.26		$12.79	$13.70	$10.97	$8.19

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.15	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.92		2.02	(0.33)	2.74	2.69

Total from investment operations	2.00		2.17	(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.47)		(0.60)	(0.58)	(0.02)	0.00

Total distributions	(0.63)		(0.70)	(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$15.63		$14.26	$12.79	$13.70	$10.97

Total Return (%) (b)	14.26	(c)	17.27	(2.24)	25.92	33.94	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.62	0.60	0.61	0.64	(d)
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.61	0.60	0.60	0.64	(d)
Ratio of net investment income to average net assets (%)	1.01	(d)	1.10	0.76	0.82	1.35	(d)
Portfolio turnover rate (%)	9	(c)	11	24	22	21
Net assets, end of period (in millions)	$91.3		$71.4	$62.7	$41.3	$8.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$139,276

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures Contracts	$2,469,303

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures Contracts	$(14,932)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures Contracts Long	$17,000

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$70,020,202	$0	$64,102,782

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2013 were $945,900.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2013 were $100,466.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$7,770,120	$9,547,624	$25,602,594	$21,866,945	$—	$—	$33,372,714	$31,414,569

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,563,373	$18,783,879	$105,761,466	$—	$—	$136,108,718

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-20

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 6.24% and 6.00%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative (2.44%). As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative (9.57%) in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World ex-U.S. Index in U.S. dollars.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those goals. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment; A new equity portfolio was added: the JPMorgan Small Cap Value Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS Emerging Market Portfolio was increased from 1.00% to 1.75%.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six month period ending June. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where they owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, they owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector they owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good selection in the Consumer Discretionary sector, where they held NetFlix, Inc., and the Information Technology sector, where they owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s good relative return was due to good security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the Clearbridge Aggressive Growth Portfolio belied its growth oriented investment style with overall strong security selection. In the Health Care sector, they owned biotech company Biogen Idec, Inc., and in the Information Technology sector, they avoided Apple, Inc. and owned Irish data storage device company Seagate Technology plc.

Since growth style stocks lagged value stocks during the six-month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May on concerns about competition from generic drug companies in light of a ruling from the Food & Drug Administration. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. They owned American Tower Corp. and held a large overweight position in Apple, Inc. The eclectic Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

MSF-1

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The investment return on foreign equities for U.S. dollar-based investors was curtailed by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign stocks and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group plc.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the “Index”) (the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	6.24	13.94	5.82	5.63
Class B	6.00	13.62	5.53	5.36
Dow Jones Moderate Index	4.17	10.56	5.47	6.26

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	8.9
BlackRock Bond Income Portfolio, (Class A)	6.2
Davis Venture Value Portfolio, (Class A)	5.3
MFS Value Portfolio, (Class A)	5.3
Western Asset Management U.S. Government Portfolio, (Class A)	4.7
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A)	4.4
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.3
BlackRock Large Cap Value Portfolio, (Class A)	4.2
JPMorgan Core Bond Portfolio, (Class A)	4.2
T. Rowe Price Large Cap Growth Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.69%	$1,000.00	$1,062.40	$3.53
	Hypothetical*	0.69%	$1,000.00	$1,021.33	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$1,060.00	$4.80
	Hypothetical*	0.94%	$1,000.00	$1,020.07	$4.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	16,864,138	$152,283,166
BlackRock Bond Income Portfolio, (Class A) (a)	3,055,838	324,377,193
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio), (Class A) (a)	3,548,084	108,464,922
BlackRock High Yield Portfolio, (Class A) (b)	3,798,244	31,259,547
BlackRock Large Cap Value Portfolio, (Class A) (a)	21,060,810	220,085,467
Clarion Global Real Estate Portfolio, (Class A) (b)	9,323,266	100,970,970
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio), (Class A) (b)	10,011,119	113,325,870
Davis Venture Value Portfolio, (Class A) (a)	7,475,935	277,431,936
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	3,593,181	55,406,845
Harris Oakmark International Portfolio, (Class A) (b)	10,046,533	160,844,988
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A) (b)	18,245,427	229,892,384
Invesco Small Cap Growth Portfolio, (Class A) (b)	8,322,709	140,071,188
Janus Forty Portfolio, (Class A) (b)	1,624,117	134,509,342
Jennison Growth Portfolio, (Class A) (a)	12,917,205	162,756,778
JPMorgan Core Bond Portfolio, (Class A) (b)	21,571,976	219,387,000
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio), (Class A) (b)	3,081,311	52,197,407
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,257,152	58,493,267
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	2,907,826	37,045,705
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	240,162	55,498,940
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,826,948	52,390,916
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	9,941,801	103,394,734
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	15,304,633	152,128,049
Met/Templeton International Bond Portfolio, (Class A) (b)	13,253,183	150,821,222

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	8,420,123	$82,180,396
MFS Research International Portfolio, (Class A) (b)	11,529,601	119,907,846
MFS Value Portfolio, (Class A) (a)	18,205,888	277,093,619
Neuberger Berman Genesis Portfolio, (Class A) (a)	5,589,561	83,116,769
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	13,933,700	140,173,024
PIMCO Total Return Portfolio, (Class A) (b)	40,138,623	471,227,429
Pioneer Fund Portfolio, (Class A) (b)	15,337	245,538
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	8,404,798	164,649,984
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	8,200,442	229,038,350
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	5,398,499	55,712,508
T. Rowe Price Small Cap Growth Portfolio, (Class A) (a)	1,387,935	26,551,201
Third Avenue Small Cap Value Portfolio, (Class A) (b)	7,761,667	137,847,198
Van Eck Global Natural Resources Portfolio, (Class A) (a)	7,972,626	97,266,034
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,755,304	36,232,251
Western Asset Management U.S. Government Portfolio, (Class A) (a)	20,881,229	249,739,497

Total Mutual Funds (Identified Cost $4,797,750,108)		5,264,019,480

Total Investments—100.0% (Identified Cost $4,797,750,108) (d)		5,264,019,480
Liabilities in excess of other assets		(1,349,051)

Net Assets—100.0%		$5,262,670,429

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2013, the aggregate cost of investments was $4,797,750,108. The aggregate unrealized appreciation and depreciation of investments was $528,582,362 and $(62,312,990), respectively, resulting in net unrealized appreciation of $466,269,372.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013
Baillie Gifford International Stock	16,618,294	303,892	58,048	16,864,138
BlackRock Bond Income	3,496,586	219,489	660,237	3,055,838
BlackRock Capital Appreciation	3,560,218	31,981	44,115	3,548,084
BlackRock High Yield	5,712,500	363,063	2,277,319	3,798,244
BlackRock Large Cap Value	20,712,416	1,534,189	1,185,795	21,060,810
Clarion Global Real Estate	8,934,584	644,136	255,454	9,323,266
ClearBridge Aggressive Growth	10,912,136	46,516	947,533	10,011,119
Davis Venture Value	7,687,496	247,325	458,886	7,475,935
Goldman Sachs Mid Cap Value	3,648,557	181,282	236,658	3,593,181
Harris Oakmark International	10,237,841	296,290	487,598	10,046,533
Invesco Comstock	18,770,093	254,163	778,829	18,245,427
Invesco Small Cap Growth	9,846,142	576,686	2,100,119	8,322,709
Janus Forty	1,302,096	324,842	2,821	1,624,117
Jennison Growth	12,942,274	205,243	230,312	12,917,205
JPMorgan Core Bond	0	21,571,976	0	21,571,976
JPMorgan Small Cap Value	0	3,081,311	0	3,081,311
Loomis Sayles Small Cap Growth	4,543,325	0	286,173	4,257,152
Lord Abbett Bond Debenture	3,794,654	200,440	1,087,268	2,907,826
Met/Artisan Mid Cap Value	257,563	2,531	19,932	240,162
Met/Dimensional International Small Company	3,708,215	193,238	74,505	3,826,948
Met/Eaton Vance Floating Rate	9,440,512	522,740	21,451	9,941,801
Met/Franklin Low Duration Total Return	14,878,966	459,864	34,197	15,304,633
Met/Templeton International Bond	12,891,592	391,620	30,029	13,253,183
MFS Emerging Markets Equity	4,669,149	3,765,497	14,523	8,420,123
MFS Research International	14,884,215	336,963	3,691,577	11,529,601
MFS Value	18,431,074	981,727	1,206,913	18,205,888
Neuberger Berman Genesis	7,720,802	49,158	2,180,399	5,589,561
PIMCO Inflation Protected Bond	12,674,671	1,288,405	29,376	13,933,700
PIMCO Total Return	43,144,204	2,651,915	5,657,496	40,138,623
Pioneer Fund	3,500,927	1,152	3,486,742	15,337
T. Rowe Price Large Cap Growth	8,549,302	28,003	172,507	8,404,798
T. Rowe Price Large Cap Value	8,363,548	149,903	313,009	8,200,442
T. Rowe Price Mid Cap Growth	5,369,143	322,310	292,954	5,398,499
T. Rowe Price Small Cap Growth	0	1,387,938	3	1,387,935
Third Avenue Small Cap Value	9,615,593	102,603	1,956,529	7,761,667
Van Eck Global Natural Resources	7,771,341	216,056	14,771	7,972,626
Western Asset Management Strategic Bond Opportunities	3,625,244	147,251	1,017,191	2,755,304
Western Asset Management U.S. Government	20,184,552	743,343	46,666	20,881,229

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Baillie Gifford International Stock	$12,859	$0	$2,600,919	$152,283,166
BlackRock Bond Income	8,286,667	7,808,328	12,810,449	324,377,193
BlackRock Capital Appreciation	64,954	0	925,481	108,464,922
BlackRock High Yield	3,806,636	842,802	2,146,565	31,259,547
BlackRock Large Cap Value	3,355,101	12,152,605	3,143,260	220,085,467
Clarion Global Real Estate	721,725	0	7,338,680	100,970,970
ClearBridge Aggressive Growth	2,100,520	0	484,239	113,325,870
Davis Venture Value	60,952	4,699,399	3,934,726	277,431,936
Goldman Sachs Mid Cap Value	356,327	2,016,453	626,641	55,406,845
Harris Oakmark International	4,105,375	0	4,573,720	160,844,988
Invesco Comstock	1,256,132	0	3,011,832	229,892,384
Invesco Small Cap Growth	6,700,613	8,411,918	618,990	140,071,188
Janus Forty	22,654	0	1,071,005	134,509,342
Jennison Growth	1,092,632	1,739,926	708,859	162,756,778
JPMorgan Core Bond	0	933,088	1,166,360	219,387,000
JPMorgan Small Cap Value	0	0	365,931	52,197,407
Loomis Sayles Small Cap Growth	442,907	0	0	58,493,267

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Lord Abbett Bond Debenture	$2,337,144	$0	$2,540,588	$37,045,705
Met/Artisan Mid Cap Value	1,913,112	0	554,190	55,498,940
Met/Dimensional International Small Company	251,606	1,530,823	1,103,362	52,390,916
Met/Eaton Vance Floating Rate	18,901	472,955	4,180,925	103,394,734
Met/Franklin Low Duration Total Return	5,834	0	2,734,342	152,128,049
Met/Templeton International Bond	65,693	682,730	3,400,770	150,821,222
MFS Emerging Markets Equity	18,135	0	1,155,624	82,180,396
MFS Research International	6,654,651	0	3,493,502	119,907,846
MFS Value	7,594,813	8,989,765	5,294,367	277,093,619
Neuberger Berman Genesis	8,615,776	0	685,258	83,116,769
PIMCO Inflation Protected Bond	40,687	8,074,392	3,393,030	140,173,024
PIMCO Total Return	11,678,055	9,124,048	20,784,658	471,227,429
Pioneer Fund	9,558,231	0	17,671	245,538
T. Rowe Price Large Cap Growth	1,574,634	0	510,634	164,649,984
T. Rowe Price Large Cap Value	1,069,106	0	3,963,435	229,038,350
T. Rowe Price Mid Cap Growth	1,284,052	2,889,333	233,849	55,712,508
T. Rowe Price Small Cap Growth	0	1,425,014	92,230	26,551,201
Third Avenue Small Cap Value	2,379,968	0	1,718,592	137,847,198
Van Eck Global Natural Resources	49,456	0	917,729	97,266,034
Western Asset Management Strategic Bond Opportunities	1,967,851	0	1,823,300	36,232,251
Western Asset Management U.S. Government	29,026	0	5,318,616	249,739,497

	$89,492,785	$71,793,579	$109,444,329	$5,264,019,480

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,264,019,480	$—	$—	$5,264,019,480
Total Investments	$5,264,019,480	$—	$—	$5,264,019,480

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$5,264,019,480
Receivable for:
Investments sold	1,222,471
Fund shares sold	766,889

Total Assets	5,266,008,840
Liabilities
Payable for:
Investments purchased	251,820
Fund shares redeemed	1,737,540
Accrued expenses:
Management fees	249,369
Distribution and service fees	1,030,717
Deferred trustees’ fees	35,671
Other expenses	33,294

Total Liabilities	3,338,411

Net Assets	$5,262,670,429

Net assets consist of:
Paid-in surplus	$4,592,966,080
Undistributed net investment income	101,280,962
Accumulated net realized gains	102,154,015
Unrealized appreciation on affiliated investments	466,269,372

Net Assets	$5,262,670,429

Net Assets
Class A	$298,816,817
Class B	4,963,853,612
Capital Shares Outstanding*
Class A	24,224,402
Class B	403,493,209
Net Asset Value, Offering and Redemption Price Per Share
Class A	$12.34
Class B	12.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,797,750,108.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios	$109,444,329

Expenses
Management fees	1,499,324
Distribution and service fees—Class B	6,200,636
Administration fees	4,858
Trustees’ fees and expenses	16,044
Custodian and accounting	10,459
Audit and tax services	12,167
Legal	11,795
Miscellaneous	9,693

Total expenses	7,764,976

Net Investment Income	101,679,353

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	89,492,785
Capital gains distributions from affiliated Underlying Portfolios	71,793,579

Net realized gain	161,286,364

Net change in unrealized appreciation on:
Affiliated investments	43,090,877

Net realized and unrealized gain	204,377,241

Net Increase in Net Assets From Operations	$306,056,594

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$101,679,353	$90,622,912
Net realized gain	161,286,364	118,023,043
Net change in unrealized appreciation	43,090,877	403,300,249

Increase in net assets from operations	306,056,594	611,946,204

From Distributions to Shareholders
Net investment income
Class A	(6,579,578)	(6,514,397)
Class B	(98,876,180)	(108,951,696)
Net realized capital gain
Class A	(2,396,846)	0
Class B	(40,341,482)	0

Total distributions	(148,194,086)	(115,466,093)

Increase (decrease) in net assets from capital share transactions	29,543,896	(121,583,518)

Total increase in net assets	187,406,404	374,896,593

Net Assets
Beginning of the period	5,075,264,025	4,700,367,432

End of the period	$5,262,670,429	$5,075,264,025

Undistributed Net Investment Income
End of the period	$101,280,962	$105,057,367

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,276,209	$28,368,848	3,124,210	$35,869,291
Reinvestments	738,193	8,976,424	574,461	6,514,397
Redemptions	(1,724,037)	(21,435,546)	(2,836,871)	(32,497,132)

Net increase	1,290,365	$15,909,726	861,800	$9,886,556

Class B
Sales	6,780,622	$84,456,621	13,308,058	$151,996,374
Reinvestments	11,477,136	139,217,662	9,633,218	108,951,696
Redemptions	(16,857,978)	(210,040,113)	(34,347,352)	(392,418,144)

Net increase (decrease)	1,399,780	$13,634,170	(11,406,076)	$(131,470,074)

Increase (decrease) derived from capital share transactions		$29,543,896		$(121,583,518)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.98		$10.83	$11.14	$10.09	$8.40	$12.00

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.23	0.22	0.20	0.30	0.25
Net realized and unrealized gain (loss) on investments	0.48		1.21	(0.34)	1.14	1.83	(3.59)

Total from Investment Operations	0.74		1.44	(0.12)	1.34	2.13	(3.34)

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.19)	(0.29)	(0.30)	(0.12)
Distributions from net realized capital gains	(0.10)		0.00	0.00	0.00	(0.14)	(0.14)

Total Distributions	(0.38)		(0.29)	(0.19)	(0.29)	(0.44)	(0.26)

Net Asset Value, End of Period	$12.34		$11.98	$10.83	$11.14	$10.09	$8.40

Total Return (%) (b)	6.24	(c)	13.47	(1.14)	13.47	26.84	(28.43)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (f)	2.02	(c)(g)	2.03	1.99	1.95	3.44	2.38
Portfolio turnover rate (%)	10	(c)	11	41	14	32	24
Net assets, end of period (in millions)	$298.8		$274.8	$239.0	$233.4	$188.8	$135.5

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$11.94		$10.79	$11.10	$10.06	$8.37		$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.21	0.19	0.17	0.27		0.21
Net realized and unrealized gain (loss) on investments	0.47		1.20	(0.33)	1.14	1.83		(3.57)

Total from Investment Operations	0.71		1.41	(0.14)	1.31	2.10		(3.36)

Less Distributions
Distributions from net investment income	(0.25)		(0.26)	(0.17)	(0.27)	(0.27	)(h)	(0.09)
Distributions from net realized capital gains	(0.10)		0.00	0.00	0.00	(0.14)		(0.14)

Total Distributions	(0.35)		(0.26)	(0.17)	(0.27)	(0.41)		(0.23)

Net Asset Value, End of Period	$12.30		$11.94	$10.79	$11.10	$10.06		$8.37

Total Return (%) (b)	6.00	(c)	13.24	(1.37)	13.17	26.53		(28.63)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.32		0.32
Ratio of net investment income to average net assets (%) (f)	1.75	(c)(g)	1.81	1.74	1.64	3.11		2.08
Portfolio turnover rate (%)	10	(c)	11	41	14	32		24
Net assets, end of period (in millions)	$4,963.9		$4,800.4	$4,461.4	$4,219.7	$3,030.5		$1,917.0

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolio’s is unannualized.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MSF-11

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which an Underlying Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2013 were $565,484,652 and $510,634,227, respectively.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$1,499,324	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating

MSF-12

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2013, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$115,466,093	$72,069,527	$—	$—	$—	$—	$115,466,093	$72,069,527

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$105,096,785	$42,515,737	$364,268,737	$—	$—	$511,881,259

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-13

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 8.44% and 8.38%. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 6.82%.

MARKET ENVIRONMENT/CONDITIONS

During the six month period ended June 30, 2013, global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve (Fed) Chairman Benjamin Bernanke concerning the future of the Fed’s quantitative easing measures. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six-month period, the Barclays U.S. Aggregate Bond Index returned a negative (2.44%). As expected in a rising interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to provide modestly positive returns because of strong first quarter returns and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, performed better with a 15.86% return. While both investment styles posted double digit returns, value style stocks performed slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks performed even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative (9.57%) in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World ex-U.S. Index in U.S. dollars.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those allocations. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment; several new equity portfolios were added, including the JPMorgan Small Cap Value Portfolio, the T. Rowe Price Small Cap Growth Portfolio, and the Frontier Mid Cap Growth Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS Emerging Market Equity Portfolio was increased from 2.0% to 3.0%.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS Value Portfolio’s underweight in the Information Technology sector and security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s positive relative return was due to good security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the ClearBridge Aggressive Growth Portfolio belied its growth oriented investment style with overall strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology plc.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned

MSF-1

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

American Tower Corp. and held a large overweight position in Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group plc.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	8.44	17.73	5.36	5.51
Class B	8.38	17.50	5.11	5.26
Dow Jones Moderately Aggressive Index	6.82	14.95	5.66	6.91

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
MFS Value Portfolio, (Class A)	6.2
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio, (Class A)	5.2
Jennison Growth Portfolio, (Class A)	5.1
PIMCO Total Return Portfolio, (Class A)	4.9
Davis Venture Value Portfolio, (Class A)	4.7
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio), (Class A)	4.2
T. Rowe Price Large Cap Growth Portfolio, (Class A)	4.1
BlackRock Large Cap Value Portfolio, (Class A)	4.1
Harris Oakmark International Portfolio, (Class A)	4.0

MSF-3

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.73%	$1,000.00	$1,084.40	$3.77
	Hypothetical*	0.73%	$1,000.00	$1,021.13	$3.66

Class B(a)	Actual	0.98%	$1,000.00	$1,083.80	$5.06
	Hypothetical*	0.98%	$1,000.00	$1,019.87	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	12,873,565	$116,248,291
BlackRock Bond Income Portfolio, (Class A) (a)	841,406	89,315,298
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio), (Class A) (a)	3,051,811	93,293,850
BlackRock Large Cap Value Portfolio, (Class A) (a)	11,965,627	125,040,802
Clarion Global Real Estate Portfolio, (Class A) (b)	7,933,495	85,919,754
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio), (Class A) (b)	11,330,630	128,262,728
Davis Venture Value Portfolio, (Class A) (a)	3,818,676	141,711,059
Frontier Mid Cap Growth Portfolio, (Class A) (a)	478,169	14,799,318
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	4,080,529	62,921,754
Harris Oakmark International Portfolio, (Class A) (b)	7,632,464	122,195,753
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio), (Class A) (b)	12,571,317	158,398,595
Invesco Small Cap Growth Portfolio, (Class A) (b)	6,611,291	111,268,022
Janus Forty Portfolio, (Class A) (b)	1,119,188	92,691,185
Jennison Growth Portfolio, (Class A) (a)	12,317,548	155,201,104
JPMorgan Core Bond Portfolio, (Class A) (b)	5,528,148	56,221,263
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio), (Class A) (b)	3,696,445	62,617,774
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,790,874	65,826,615
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	3,453,818	44,001,639
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	136,400	31,520,756
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,388,267	60,075,377
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,827,178	29,402,649
Met/Templeton International Bond Portfolio, (Class A) (b)	7,306,386	83,146,670

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	8,321,138	$81,214,311
MFS Research International Portfolio, (Class A) (b)	8,560,536	89,029,569
MFS Value Portfolio, (Class A) (a)	12,368,404	188,247,102
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	2,357,228	31,822,574
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,126,098	31,615,073
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	5,324,786	53,567,345
PIMCO Total Return Portfolio, (Class A) (b)	12,589,081	147,795,815
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	6,411,415	125,599,615
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	5,652,454	157,873,046
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	3,070,599	31,688,580
T. Rowe Price Small Cap Growth Portfolio, (Class A) (a)	798,258	15,270,674
Third Avenue Small Cap Value Portfolio, (ClassA) (b)	3,524,076	62,587,582
Van Eck Global Natural Resources Portfolio, (Class A) (a)	6,882,705	83,969,005
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	933,362	12,273,706

Total Mutual Funds (Identified Cost $2,585,271,991)		3,042,634,253

Total Investments 100.0% (Identified Cost $2,585,271,991) (d)		3,042,634,253
Liabilities in excess of other assets		(792,452)

Net Assets—100.0%		$3,041,841,801

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2013, the aggregate cost of investments was $2,585,271,991. The aggregate unrealized appreciation and depreciation of investments was $477,521,373 and $(20,159,111), respectively, resulting in net unrealized appreciation of $457,362,262.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013
Baillie Gifford International Stock	12,632,605	263,251	22,291	12,873,565
BlackRock Bond Income	985,971	64,180	208,745	841,406
BlackRock Capital Appreciation	3,045,908	28,851	22,948	3,051,811
BlackRock Large Cap Value	11,836,500	868,749	739,622	11,965,627
Clarion Global Real Estate	7,646,359	572,213	285,077	7,933,495
ClearBridge Aggressive Growth	12,427,536	52,827	1,149,733	11,330,630
Davis Venture Value	4,392,498	126,289	700,111	3,818,676
Frontier Mid Cap Growth Portfolio	0	478,169	0	478,169
Goldman Sachs Mid Cap Value	4,166,355	205,061	290,887	4,080,529
Harris Oakmark International	7,791,262	226,652	385,450	7,632,464
Invesco Comstock	13,410,738	178,980	1,018,401	12,571,317
Invesco Small Cap Growth	7,472,791	455,486	1,316,986	6,611,291
Janus Forty	1,114,196	11,919	6,927	1,119,188
Jennison Growth	12,272,631	200,024	155,107	12,317,548
JPMorgan Core Bond	0	5,530,579	2,431	5,528,148
JPMorgan Small Cap Value	3,886,644	28,105	218,304	3,696,445
Loomis Sayles Small Cap Growth	5,189,908	0	399,034	4,790,874
Lord Abbett Bond Debenture	4,305,232	263,248	1,114,662	3,453,818
Met/Artisan Mid Cap Value	147,016	1,427	12,043	136,400
Met/Dimensional International Small Company	4,233,128	224,253	69,114	4,388,267
Met/Eaton Vance Floating Rate	2,662,369	168,773	3,964	2,827,178
Met/Templeton International Bond	4,883,098	2,429,023	5,735	7,306,386
MFS Emerging Markets Equity	5,317,007	3,014,674	10,543	8,321,138
MFS Research International	11,329,964	261,315	3,030,743	8,560,536
MFS Value	12,633,319	665,787	930,702	12,368,404
Morgan Stanley Mid Cap Growth	2,423,591	21,155	87,518	2,357,228
Neuberger Berman Genesis	2,200,088	18,679	92,669	2,126,098
PIMCO Inflation Protected Bond	4,769,195	559,815	4,224	5,324,786
PIMCO Total Return	13,274,368	939,979	1,625,266	12,589,081
T. Rowe Price Large Cap Growth	6,554,263	22,609	165,457	6,411,415
T. Rowe Price Large Cap Value	5,973,587	105,484	426,617	5,652,454
T. Rowe Price Mid Cap Growth	3,068,100	183,051	180,552	3,070,599
T. Rowe Price Small Cap Growth Portfolio	0	798,258	0	798,258
Third Avenue Small Cap Value	3,651,232	46,252	173,408	3,524,076
Van Eck Global Natural Resources	6,662,349	228,110	7,754	6,882,705
Western Asset Management Strategic Bond Opportunities	2,048,013	83,554	1,198,205	933,362

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Baillie Gifford International Stock	$(79,105)	$0	$1,981,978	$116,248,291
BlackRock Bond Income	2,009,425	2,157,241	3,539,198	89,315,298
BlackRock Capital Appreciation	32,569	0	794,141	93,293,850
BlackRock Large Cap Value	2,220,755	6,881,526	1,779,901	125,040,802
Clarion Global Real Estate	(344,988)	0	6,228,524	85,919,754
ClearBridge Aggressive Growth	2,560,456	0	549,921	128,262,728
Davis Venture Value	1,575,675	2,399,609	2,009,152	141,711,059
Frontier Mid Cap Growth	0	358,899	190,436	14,799,318
Goldman Sachs Mid Cap Value	452,207	2,280,947	708,836	62,921,754
Harris Oakmark International	1,045,165	0	3,489,906	122,195,753
Invesco Comstock	1,838,626	0	2,120,909	158,398,595
Invesco Small Cap Growth	2,701,213	6,644,012	488,899	111,268,022
Janus Forty	231,001	0	742,640	92,691,185
Jennison Growth	189,323	1,655,274	674,371	155,201,104
JPMorgan Core Bond	2	240,369	300,462	56,221,263
JPMorgan Small Cap Value	589,725	0	445,693	62,617,774
Loomis Sayles Small Cap Growth	643,183	0	0	65,826,615
Lord Abbett Bond Debenture	4,103,758	0	2,995,818	44,001,639
Met/Artisan Mid Cap Value	761,671	0	312,495	31,520,756

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2013
Met/Dimensional International Small Company	$304,843	$1,755,734	$1,265,469	$60,075,377
Met/Eaton Vance Floating Rate	2,056	134,389	1,187,997	29,402,649
Met/Templeton International Bond	11,690	374,076	1,863,320	83,146,670
MFS Emerging Markets Equity	50,343	0	1,140,523	81,214,311
MFS Research International	7,997,435	0	2,539,826	89,029,569
MFS Value	1,737,187	6,096,665	3,590,526	188,247,102
Morgan Stanley Mid Cap Growth	77,182	0	262,356	31,822,574
Neuberger Berman Genesis	373,668	0	260,385	31,615,073
PIMCO Inflation Protected Bond	2,946	3,084,001	1,295,963	53,567,345
PIMCO Total Return	1,403,299	2,842,288	6,474,755	147,795,815
T. Rowe Price Large Cap Growth	1,639,212	0	390,964	125,599,615
T. Rowe Price Large Cap Value	1,630,968	0	2,788,997	157,873,046
T. Rowe Price Mid Cap Growth	254,174	1,640,953	132,811	31,688,580
T. Rowe Price Small Cap Growth	0	819,436	53,036	15,270,674
Third Avenue Small Cap Value	217,261	0	774,516	62,587,582
Van Eck Global Natural Resources	26,020	0	793,234	83,969,005
Western Asset Management Strategic Bond Opportunities	2,073,822	0	603,439	12,273,706

	$38,332,767	$39,365,419	$54,771,397	$3,042,634,253

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,042,634,253	$—	$—	$3,042,634,253
Total Investments	$3,042,634,253	$—	$—	$3,042,634,253

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$3,042,634,253
Receivable for:
Investments sold	157,065
Fund shares sold	299,146

Total Assets	3,043,090,464
Liabilities
Payable for:
Fund shares redeemed	456,211
Accrued expenses:
Management fees	157,209
Distribution and service fees	566,276
Deferred trustees’ fees	35,671
Other expenses	33,296

Total Liabilities	1,248,663

Net Assets	$3,041,841,801

Net assets consist of:
Paid-in surplus	$2,756,479,175
Undistributed net investment income	50,230,596
Accumulated net realized losses	(222,230,232)
Unrealized appreciation on affiliated investments	457,362,262

Net Assets	$3,041,841,801

Net Assets
Class A	$317,293,745
Class B	2,724,548,056
Capital Shares Outstanding*
Class A	25,283,557
Class B	217,658,820
Net Asset Value, Offering and Redemption Price Per Share
Class A	$12.55
Class B	12.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,585,271,991.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios	$54,771,397

Expenses
Management fees	943,850
Distribution and service fees—Class B	3,402,723
Administration fees	4,858
Trustees’ fees and expenses	16,044
Custodian and accounting	10,459
Audit and tax services	12,167
Legal	11,795
Miscellaneous	4,373

Total expenses	4,406,269

Net Investment Income	50,365,128

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	38,332,767
Capital gains distributions from affiliated Underlying Portfolios	39,365,419

Net realized gain	77,698,186

Net change in unrealized appreciation on:
Affiliated investments	113,161,783

Net realized and unrealized gain	190,859,969

Net Increase in Net Assets From Operations	$241,225,097

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,365,128	$39,737,804
Net realized gain	77,698,186	53,711,838
Net change in unrealized appreciation	113,161,783	310,890,285

Increase in net assets from operations	241,225,097	404,339,927

From Distributions to Shareholders
Net investment income
Class A	(5,386,470)	(5,740,906)
Class B	(40,897,027)	(49,009,131)

Total distributions	(46,283,497)	(54,750,037)

Decrease in net assets from capital share transactions	(52,265,740)	(128,608,132)

Total increase in net assets	142,675,860	220,981,758

Net Assets
Beginning of the period	2,899,165,941	2,678,184,183

End of the period	$3,041,841,801	$2,899,165,941

Undistributed Net Investment Income
End of the period	$50,230,596	$46,148,965

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,936,506	$24,100,201	3,070,968	$34,350,810
Reinvestments	441,152	5,386,470	516,269	5,740,906
Redemptions	(1,757,116)	(21,808,872)	(2,606,910)	(29,143,753)

Net increase	620,542	$7,677,799	980,327	$10,947,963

Class B
Sales	3,160,266	$39,305,602	8,064,080	$89,804,798
Reinvestments	3,357,720	40,897,027	4,415,237	49,009,131
Redemptions	(11,224,826)	(140,146,168)	(24,963,781)	(278,370,024)

Net decrease	(4,706,840)	$(59,943,539)	(12,484,464)	$(139,556,095)

Decrease derived from capital share transactions		$(52,265,740)		$(128,608,132)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.78		$10.39	$10.94	$9.74	$7.90	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.18	0.18	0.14	0.21	0.17
Net realized and unrealized gain (loss) on investments	0.77		1.45	(0.55)	1.29	2.00	(4.43)

Total from Investment Operations	0.99		1.63	(0.37)	1.43	2.21	(4.26)

Less Distributions
Distributions from net investment income	(0.22)		(0.24)	(0.18)	(0.23)	(0.25)	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.12)	(0.18)

Total Distributions	(0.22)		(0.24)	(0.18)	(0.23)	(0.37)	(0.27)

Net Asset Value, End of Period	$12.55		$11.78	$10.39	$10.94	$9.74	$7.90

Total Return (%) (b)	8.44	(c)	15.82	(3.55)	14.89	29.43	(34.96)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.07	(e)	0.07	0.07	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (f)	1.72	(c)(g)	1.60	1.66	1.45	2.49	1.69
Portfolio turnover rate (%)	8	(c)	13	46	17	37	26
Net assets, end of period (in millions)	$317.3		$290.4	$246.1	$246.0	$201.9	$131.6

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.73		$10.36	$10.91	$9.71	$7.87	$12.39

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.15	0.16	0.12	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.78		1.43	(0.56)	1.29	1.99	(4.43)

Total from Investment Operations	0.98		1.58	(0.40)	1.41	2.18	(4.28)

Less Distributions
Distributions from net investment income	(0.19)		(0.21)	(0.15)	(0.21)	(0.22)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.12)	(0.18)

Total Distributions	(0.19)		(0.21)	(0.15)	(0.21)	(0.34)	(0.24)

Net Asset Value, End of Period	$12.52		$11.73	$10.36	$10.91	$9.71	$7.87

Total Return (%) (b)	8.38	(c)	15.39	(3.77)	14.70	29.09	(35.11)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	1.47	(c)(g)	1.38	1.44	1.24	2.32	1.51
Portfolio turnover rate (%)	8	(c)	13	46	17	37	26
Net assets, end of period (in millions)	$2,724.5		$2,608.8	$2,432.1	$2,678.3	$2,469.3	$1,772.8

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Portfolio through the investments in Underlying Portfolios is unannualized.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MSF-11

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which an Underlying Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2013 were $249,718,230 and $258,514,212, respectively.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$943,850	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating

MSF-12

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2013, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$54,750,037	$41,105,148	$—	$—	$—	$—	$54,750,037	$41,105,148

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$46,188,383	$—	$257,771,680	$(213,499,619)	$—	$90,460,444

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,303,324	$209,196,295	$213,499,619

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 13.66%, 13.54%, 13.61%, and 13.61%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 13.82%.

MARKET ENVIRONMENT/CONDITIONS

Equity indexes rallied as investors reacted to positive macroeconomic numbers and central bank intervention. Better than expected macroeconomic data included U.S. jobless claims, payrolls, retail sales, durable goods orders, and home sales. The markets were supported by central bank intervention, including rate cuts by the European Central Bank (“ECB”), Reserve Bank of Australia, Bank of Korea, Bank of Israel, and ECB President Draghi’s comments that monetary policy would remain accommodative for as long as needed. However, the six-month period ended on a negative note on news that the Federal Reserve may start reducing the pace of bond purchases and end quantitative easing. Other concerns included increasing tensions between North and South Korea, slower growth in China, political uncertainty in Europe, weakness in commodity prices, and unrest in Turkey and the Middle East.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The FOMC acknowledged that labor market conditions have shown further improvement and the housing sector has strengthened further, but fiscal policy was restraining economic growth. The FOMC also commented that since last fall, the downside risks to the outlook for the economy and the labor market have diminished.

All ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2013. Health Care (12.0% beginning weight in the benchmark), up 20.2%, was the best-performing sector. Consumer Discretionary (11.5% beginning weight), up 19.8%; and Financials (15.6% beginning weight), up 19.5%, were the next best-performing sectors. Materials (3.6% beginning weight), up 2.9%; and Information Technology (19.0% beginning weight), up 6.3%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Microsoft, up 31.1%; Johnson & Johnson, up 24.4%; and Google, up 24.1%. The stocks with the largest negative impact were Newmont Mining, down 34.1%; Apple, down 24.8%; and Oracle Systems, down 7.8%. There were 6 additions and 6 deletions to the companies comprising the benchmark index during the first six months of 2013.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	13.66	20.32	6.78	7.03	—
Class B	13.54	20.02	6.52	6.77	—
Class D	13.61	20.17	—	—	18.40
Class E	13.61	20.16	6.63	6.87	—
S&P 500 Index	13.82	20.60	7.01	7.30	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Exxon Mobil Corp.	2.8
Apple, Inc.	2.6
Microsoft Corp.	1.8
Johnson & Johnson	1.7
General Electric Co.	1.6
Google, Inc.—Class A	1.6
Chevron Corp.	1.6
Procter & Gamble Co. (The)	1.4
Berkshire Hathaway, Inc.—Class B	1.4
Wells Fargo & Co.	1.4

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	17.6
Financials	17.5
Health Care	12.6
Consumer Discretionary	12.1
Energy	10.4
Consumer Staples	10.4
Industrials	10.1
Utilities	3.3
Materials	3.2
Telecommunication Services	2.8

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.26%	$1,000.00	$1,136.60	$1.38
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B(a)	Actual	0.51%	$1,000.00	$1,135.40	$2.70
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D(a)	Actual	0.36%	$1,000.00	$1,136.10	$1.91
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E(a)	Actual	0.41%	$1,000.00	$1,136.10	$2.17
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Boeing Co. (The)	270,340	$27,693,630
General Dynamics Corp.	131,444	10,296,009
Honeywell International, Inc.	311,504	24,714,727
L-3 Communications Holdings, Inc.	35,631	3,055,002
Lockheed Martin Corp.	105,290	11,419,754
Northrop Grumman Corp.	93,108	7,709,342
Precision Castparts Corp.	57,937	13,094,341
Raytheon Co.	128,521	8,497,809
Rockwell Collins, Inc.	53,715	3,406,068
Textron, Inc.	110,008	2,865,708
United Technologies Corp.	334,852	31,121,145

		143,873,535

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	63,568	3,579,514
Expeditors International of Washington, Inc.	81,801	3,109,256
FedEx Corp.	116,673	11,501,624
United Parcel Service, Inc. - Class B	281,304	24,327,170

		42,517,564

Airlines—0.1%
Southwest Airlines Co.	285,972	3,686,179

Auto Components—0.4%
BorgWarner, Inc. (a)	45,752	3,941,535
Delphi Automotive plc	115,118	5,835,331
Goodyear Tire & Rubber Co. (The) (a)	97,209	1,486,326
Johnson Controls, Inc.	271,203	9,706,355

		20,969,547

Automobiles—0.7%
Ford Motor Co.	1,556,444	24,078,189
General Motors Co. (a)	304,789	10,152,521
Harley-Davidson, Inc.	88,741	4,864,782

		39,095,492

Beverages—2.4%
Beam, Inc.	63,699	4,020,044
Brown-Forman Corp. - Class B	60,048	4,056,242
Coca-Cola Co. (The)	1,516,465	60,825,411
Coca-Cola Enterprises, Inc.	101,989	3,585,933
Constellation Brands, Inc. - Class A (a)	61,014	3,180,050
Dr. Pepper Snapple Group, Inc.	80,789	3,710,639
Molson Coors Brewing Co. - Class B	62,176	2,975,743
Monster Beverage Corp. (a)	57,166	3,473,978
PepsiCo, Inc.	612,258	50,076,582

		135,904,622

Biotechnology—2.0%
Alexion Pharmaceuticals, Inc. (a)	77,263	7,126,739
Amgen, Inc.	296,931	29,295,213
Biogen Idec, Inc. (a)	93,982	20,224,926
Celgene Corp. (a)	165,147	19,307,336
Gilead Sciences, Inc. (a)	603,919	30,926,692

Biotechnology—(Continued)
Regeneron Pharmaceuticals, Inc. (a)	30,241	$6,800,596

		113,681,502

Building Products—0.0%
Masco Corp.	141,290	2,753,742

Capital Markets—2.1%
Ameriprise Financial, Inc.	79,789	6,453,334
Bank of New York Mellon Corp. (The)	459,523	12,889,620
BlackRock, Inc.	49,427	12,695,325
Charles Schwab Corp. (The) (b)	435,821	9,252,480
E*Trade Financial Corp. (a)	113,563	1,437,708
Franklin Resources, Inc.	54,715	7,442,334
Goldman Sachs Group, Inc. (The)	170,640	25,809,300
Invesco, Ltd.	176,044	5,598,199
Legg Mason, Inc. (b)	44,141	1,368,812
Morgan Stanley	543,234	13,271,207
Northern Trust Corp.	86,195	4,990,691
State Street Corp.	180,568	11,774,839
T. Rowe Price Group, Inc.	102,678	7,510,896

		120,494,745

Chemicals—2.4%
Air Products & Chemicals, Inc.	82,483	7,552,968
Airgas, Inc.	26,094	2,490,933
CF Industries Holdings, Inc.	23,474	4,025,791
Dow Chemical Co. (The)	478,900	15,406,213
E.I. du Pont de Nemours & Co.	364,431	19,132,628
Eastman Chemical Co.	61,375	4,296,864
Ecolab, Inc.	105,478	8,985,671
FMC Corp.	53,897	3,290,951
International Flavors & Fragrances, Inc.	32,265	2,425,037
LyondellBasell Industries NV - Class A	150,384	9,964,444
Monsanto Co.	211,359	20,882,269
Mosaic Co. (The)	109,567	5,895,800
PPG Industries, Inc.	56,477	8,268,798
Praxair, Inc.	117,094	13,484,545
Sherwin-Williams Co. (The)	33,902	5,987,093
Sigma-Aldrich Corp. (b)	47,643	3,828,591

		135,918,596

Commercial Banks—2.9%
BB&T Corp.	277,813	9,412,304
Comerica, Inc.	73,896	2,943,278
Fifth Third Bancorp.	346,289	6,250,516
Huntington Bancshares, Inc.	332,081	2,616,798
KeyCorp	364,448	4,023,506
M&T Bank Corp.	48,524	5,422,557
PNC Financial Services Group, Inc. (The)	209,610	15,284,761
Regions Financial Corp.	559,585	5,332,845
SunTrust Banks, Inc.	213,384	6,736,533
U.S. Bancorp.	732,310	26,473,007
Wells Fargo & Co.	1,950,161	80,483,145
Zions Bancorporation	72,948	2,106,738

		167,085,988

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—0.5%
ADT Corp. (The) (a) (b)	86,621	$3,451,847
Avery Dennison Corp.	39,427	1,685,899
Cintas Corp. (b)	41,232	1,877,705
Iron Mountain, Inc.	66,430	1,767,702
Pitney Bowes, Inc. (b)	79,767	1,170,980
Republic Services, Inc.	117,495	3,987,780
Stericycle, Inc. (a)	34,161	3,772,399
Tyco International, Ltd.	183,707	6,053,146
Waste Management, Inc.	173,810	7,009,757

		30,777,215

Communications Equipment—1.9%
Cisco Systems, Inc.	2,115,931	51,438,283
F5 Networks, Inc. (a)	31,198	2,146,422
Harris Corp.	43,386	2,136,760
JDS Uniphase Corp. (a)	93,647	1,346,644
Juniper Networks, Inc. (a)	200,436	3,870,419
Motorola Solutions, Inc.	107,555	6,209,150
QUALCOMM, Inc.	684,085	41,783,912

		108,931,590

Computers & Peripherals—3.7%
Apple, Inc. (c)	371,631	147,195,606
Dell, Inc.	581,078	7,757,391
EMC Corp.	831,765	19,646,289
Hewlett-Packard Co.	763,552	18,936,090
NetApp, Inc. (a)	142,704	5,391,357
SanDisk Corp. (a)	96,339	5,886,313
Seagate Technology plc	126,342	5,663,912
Western Digital Corp.	84,230	5,229,841

		215,706,799

Construction & Engineering—0.2%
Fluor Corp.	64,485	3,824,606
Jacobs Engineering Group, Inc. (a)	51,785	2,854,907
Quanta Services, Inc. (a)	84,307	2,230,763

		8,910,276

Construction Materials—0.0%
Vulcan Materials Co.	51,450	2,490,695

Consumer Finance—1.0%
American Express Co.	378,427	28,291,203
Capital One Financial Corp.	231,282	14,526,822
Discover Financial Services	194,169	9,250,211
SLM Corp.	175,871	4,020,411

		56,088,647

Containers & Packaging—0.2%
Ball Corp.	58,898	2,446,623
Bemis Co., Inc. (b)	40,737	1,594,446
MeadWestvaco Corp.	70,060	2,389,747
Owens-Illinois, Inc. (a)	65,126	1,809,851
Sealed Air Corp.	77,536	1,856,987

		10,097,654

Distributors—0.1%
Genuine Parts Co. (b)	61,354	$4,789,907

Diversified Consumer Services—0.1%
H&R Block, Inc.	107,816	2,991,894

Diversified Financial Services—3.9%
Bank of America Corp.	4,268,170	54,888,666
Citigroup, Inc.	1,204,740	57,791,378
CME Group, Inc.	121,618	9,240,536
IntercontinentalExchange, Inc. (a)	28,812	5,121,621
JPMorgan Chase & Co.	1,496,450	78,997,595
Leucadia National Corp.	116,814	3,062,863
McGraw Hill Financial, Inc.	108,522	5,772,285
Moody’s Corp.	76,778	4,678,084
NASDAQ OMX Group, Inc. (The)	46,605	1,528,178
NYSE Euronext	96,208	3,983,011

		225,064,217

Diversified Telecommunication Services—2.5%
AT&T, Inc.	2,130,051	75,403,805
CenturyLink, Inc. (b)	241,133	8,524,052
Frontier Communications Corp. (b)	395,030	1,599,872
Verizon Communications, Inc.	1,132,774	57,023,843
Windstream Corp. (b)	234,686	1,809,429

		144,361,001

Electric Utilities—1.8%
American Electric Power Co., Inc.	192,435	8,617,240
Duke Energy Corp.	279,416	18,860,580
Edison International	128,995	6,212,399
Entergy Corp.	70,547	4,915,715
Exelon Corp.	338,848	10,463,626
FirstEnergy Corp.	165,580	6,182,757
NextEra Energy, Inc.	168,123	13,698,662
Northeast Utilities	124,564	5,234,179
Pepco Holdings, Inc. (b)	98,418	1,984,107
Pinnacle West Capital Corp.	43,530	2,414,609
PPL Corp.	234,519	7,096,545
Southern Co. (The)	344,605	15,207,419
Xcel Energy, Inc.	196,867	5,579,211

		106,467,049

Electrical Equipment—0.6%
Eaton Corp. plc	187,310	12,326,871
Emerson Electric Co.	284,612	15,522,738
Rockwell Automation, Inc.	55,294	4,597,143
Roper Industries, Inc.	39,203	4,869,797

		37,316,549

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	63,277	4,931,809
Corning, Inc.	584,017	8,310,562
FLIR Systems, Inc.	56,174	1,515,013
Jabil Circuit, Inc.	73,009	1,487,923
Molex, Inc.	54,876	1,610,062

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
TE Connectivity, Ltd.	164,476	$7,490,237

		25,345,606

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	174,928	8,069,429
Cameron International Corp. (a)	98,206	6,006,279
Diamond Offshore Drilling, Inc.	27,523	1,893,307
Ensco plc - Class A	92,237	5,360,815
FMC Technologies, Inc. (a)	93,908	5,228,797
Halliburton Co.	369,013	15,395,222
Helmerich & Payne, Inc.	42,131	2,631,081
Nabors Industries, Ltd.	116,645	1,785,835
National Oilwell Varco, Inc.	169,169	11,655,744
Noble Corp.	100,276	3,768,372
Rowan Cos. plc - Class A (a)	49,172	1,675,290
Schlumberger, Ltd.	526,356	37,718,671

		101,188,842

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	172,892	19,116,668
CVS Caremark Corp.	484,762	27,718,691
Kroger Co. (The)	205,903	7,111,890
Safeway, Inc. (b)	95,456	2,258,489
Sysco Corp. (b)	234,973	8,026,678
Wal-Mart Stores, Inc.	648,652	48,318,088
Walgreen Co.	341,367	15,088,421
Whole Foods Market, Inc.	136,565	7,030,366

		134,669,291

Food Products—1.6%
Archer-Daniels-Midland Co.	260,923	8,847,899
Campbell Soup Co. (b)	70,669	3,165,264
ConAgra Foods, Inc.	165,021	5,764,184
General Mills, Inc.	255,233	12,386,457
Hershey Co. (The)	59,348	5,298,589
Hormel Foods Corp. (b)	53,476	2,063,104
J.M. Smucker Co. (The)	42,466	4,380,368
Kellogg Co.	100,470	6,453,188
Kraft Foods Group, Inc.	235,363	13,149,731
McCormick & Co., Inc. (b)	52,223	3,674,410
Mead Johnson Nutrition Co.	80,164	6,351,394
Mondelez International, Inc. - Class A	706,501	20,156,474
Tyson Foods, Inc. - Class A	112,391	2,886,201

		94,577,263

Gas Utilities—0.1%
AGL Resources, Inc.	46,790	2,005,419
ONEOK, Inc.	81,602	3,370,979

		5,376,398

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	617,186	21,527,448
Baxter International, Inc.	214,570	14,863,264
Becton Dickinson & Co.	76,908	7,600,818
Boston Scientific Corp. (a)	534,132	4,951,404

Health Care Equipment & Supplies—(Continued)
C.R. Bard, Inc.	29,634	$3,220,623
CareFusion Corp. (a)	87,026	3,206,908
Covidien plc	186,271	11,705,270
DENTSPLY International, Inc.	56,728	2,323,579
Edwards Lifesciences Corp. (a)	44,724	3,005,453
Intuitive Surgical, Inc. (a)	15,901	8,055,128
Medtronic, Inc.	400,417	20,609,463
St. Jude Medical, Inc.	112,189	5,119,184
Stryker Corp.	113,757	7,357,803
Varian Medical Systems, Inc. (a) (b)	42,928	2,895,493
Zimmer Holdings, Inc.	66,659	4,995,425

		121,437,263

Health Care Providers & Services—2.0%
Aetna, Inc.	149,755	9,515,433
AmerisourceBergen Corp.	91,421	5,104,034
Cardinal Health, Inc.	135,334	6,387,765
Cigna Corp.	112,965	8,188,833
DaVita HealthCare Partners, Inc. (a)	33,511	4,048,129
Express Scripts Holding Co. (a)	323,201	19,938,269
Humana, Inc.	62,358	5,261,768
Laboratory Corp. of America Holdings (a)	36,808	3,684,481
McKesson Corp.	89,720	10,272,940
Patterson Cos., Inc.	33,118	1,245,237
Quest Diagnostics, Inc. (b)	62,567	3,793,437
Tenet Healthcare Corp. (a)	40,978	1,889,086
UnitedHealth Group, Inc.	403,841	26,443,508
WellPoint, Inc.	118,920	9,732,413

		115,505,333

Health Care Technology—0.1%
Cerner Corp. (a)	57,843	5,558,134

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	175,791	6,027,873
Chipotle Mexican Grill, Inc. (a)	12,239	4,459,280
Darden Restaurants, Inc.	51,395	2,594,420
International Game Technology	103,097	1,722,751
Marriott International, Inc. - Class A	94,847	3,828,973
McDonald’s Corp.	396,930	39,296,070
Starbucks Corp.	296,425	19,412,873
Starwood Hotels & Resorts Worldwide, Inc.	77,031	4,867,589
Wyndham Worldwide Corp.	53,794	3,078,631
Wynn Resorts, Ltd.	31,593	4,043,904
Yum! Brands, Inc.	178,100	12,349,454

		101,681,818

Household Durables—0.3%
DR Horton, Inc. (b)	111,000	2,362,080
Garmin, Ltd. (b)	43,362	1,567,970
Harman International Industries, Inc.	26,904	1,458,197
Leggett & Platt, Inc. (b)	56,574	1,758,886
Lennar Corp. - Class A (b)	65,505	2,360,800
Newell Rubbermaid, Inc.	114,223	2,998,354
PulteGroup, Inc. (a)	135,012	2,561,177

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Whirlpool Corp.	31,344	$3,584,500

		18,651,964

Household Products—2.1%
Clorox Co. (The) (b)	52,128	4,333,922
Colgate-Palmolive Co.	347,132	19,887,192
Kimberly-Clark Corp.	152,273	14,791,799
Procter & Gamble Co. (The)	1,085,128	83,544,005

		122,556,918

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	245,323	2,941,423
NRG Energy, Inc.	127,679	3,409,029

		6,350,452

Industrial Conglomerates—2.4%
3M Co.	251,401	27,490,699
Danaher Corp.	230,376	14,582,801
General Electric Co.	4,093,863	94,936,683

		137,010,183

Insurance—4.3%
ACE, Ltd.	134,681	12,051,256
Aflac, Inc.	184,588	10,728,255
Allstate Corp. (The)	185,545	8,928,425
American International Group, Inc. (a)	584,515	26,127,820
Aon plc	122,389	7,875,732
Assurant, Inc.	30,482	1,551,839
Berkshire Hathaway, Inc. - Class B (a)	722,262	80,835,563
Chubb Corp. (The)	102,612	8,686,106
Cincinnati Financial Corp.	58,185	2,670,692
Genworth Financial, Inc. - Class A (a)	195,225	2,227,517
Hartford Financial Services Group, Inc.	180,495	5,580,905
Lincoln National Corp.	106,289	3,876,360
Loews Corp.	121,659	5,401,660
Marsh & McLennan Cos., Inc.	217,932	8,699,845
MetLife, Inc. (d)	433,538	19,838,699
Principal Financial Group, Inc.	109,200	4,089,540
Progressive Corp. (The)	219,421	5,577,682
Prudential Financial, Inc.	184,499	13,473,962
Torchmark Corp.	36,617	2,385,231
Travelers Cos., Inc. (The)	149,032	11,910,637
Unum Group	105,682	3,103,880
XL Group plc	114,699	3,477,674

		249,099,280

Internet & Catalog Retail—1.2%
Amazon.com, Inc. (a)	144,192	40,040,676
Expedia, Inc.	36,919	2,220,678
Netflix, Inc. (a) (b)	22,229	4,692,320
priceline.com, Inc. (a)	20,422	16,891,649
TripAdvisor, Inc. (a) (b)	43,708	2,660,506

		66,505,829

Internet Software & Services—2.3%
Akamai Technologies, Inc. (a)	70,355	$2,993,605
eBay, Inc. (a)	462,439	23,917,345
Google, Inc. - Class A (a)	106,396	93,667,847
VeriSign, Inc. (a)	59,683	2,665,443
Yahoo!, Inc. (a)	377,200	9,471,492

		132,715,732

IT Services—3.6%
Accenture plc - Class A	257,379	18,520,993
Automatic Data Processing, Inc.	192,109	13,228,626
Cognizant Technology Solutions Corp. - Class A (a)	119,416	7,476,636
Computer Sciences Corp.	59,478	2,603,352
Fidelity National Information Services, Inc.	116,049	4,971,539
Fiserv, Inc. (a)	52,721	4,608,343
International Business Machines Corp.	412,655	78,862,497
Mastercard, Inc. - Class A	41,393	23,780,279
Paychex, Inc. (b)	128,226	4,682,814
SAIC, Inc. (b)	112,556	1,567,905
Teradata Corp. (a)	64,693	3,249,529
Total System Services, Inc.	63,676	1,558,788
Visa, Inc. - Class A	200,654	36,669,518
Western Union Co. (The) (b)	220,571	3,773,970

		205,554,789

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	45,587	2,043,665
Mattel, Inc.	136,750	6,196,143

		8,239,808

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	136,385	5,831,823
Life Technologies Corp. (a)	68,217	5,048,740
PerkinElmer, Inc.	44,318	1,440,335
Thermo Fisher Scientific, Inc. (b)	142,107	12,026,515
Waters Corp. (a)	33,926	3,394,296

		27,741,709

Machinery—1.7%
Caterpillar, Inc.	260,312	21,473,137
Cummins, Inc.	69,863	7,577,341
Deere & Co.	153,635	12,482,844
Dover Corp.	67,743	5,260,921
Flowserve Corp.	56,610	3,057,506
Illinois Tool Works, Inc.	164,069	11,348,653
Ingersoll-Rand plc	110,054	6,110,198
Joy Global, Inc. (b)	42,071	2,041,705
PACCAR, Inc.	140,045	7,514,815
Pall Corp.	44,174	2,934,479
Parker Hannifin Corp.	59,092	5,637,377
Pentair, Ltd.	80,888	4,666,429
Snap-on, Inc.	23,072	2,062,175
Stanley Black & Decker, Inc.	64,106	4,955,394
Xylem, Inc.	73,360	1,976,318

		99,099,292

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.6%
Cablevision Systems Corp. - Class A	85,652	$1,440,667
CBS Corp. - Class B	225,927	11,041,053
Comcast Corp. - Class A	1,042,622	43,665,009
DIRECTV (a)	221,142	13,626,770
Discovery Communications, Inc. - Class A (a)	96,888	7,480,723
Gannett Co., Inc.	90,620	2,216,565
Interpublic Group of Cos., Inc. (The)	169,611	2,467,840
News Corp. - Class A	788,082	25,691,473
Omnicom Group, Inc. (b)	102,379	6,436,568
Scripps Networks Interactive, Inc. - Class A	33,663	2,247,342
Time Warner Cable, Inc.	115,198	12,957,471
Time Warner, Inc.	369,066	21,339,396
Viacom, Inc. - Class B	176,629	12,019,603
Walt Disney Co. (The)	713,029	45,027,781
Washington Post Co. (The) - Class B (b)	1,793	867,400

		208,525,661

Metals & Mining—0.5%
Alcoa, Inc. (b)	423,396	3,310,957
Allegheny Technologies, Inc. (b)	42,741	1,124,516
Cliffs Natural Resources, Inc. (b)	60,613	984,961
Freeport-McMoRan Copper & Gold, Inc.	411,048	11,349,036
Newmont Mining Corp.	196,856	5,895,837
Nucor Corp.	125,816	5,450,349
United States Steel Corp. (b)	57,125	1,001,401

		29,117,057

Multi-Utilities—1.2%
Ameren Corp.	96,064	3,308,444
CenterPoint Energy, Inc.	169,663	3,985,384
CMS Energy Corp.	105,209	2,858,529
Consolidated Edison, Inc.	115,963	6,761,803
Dominion Resources, Inc.	228,713	12,995,473
DTE Energy Co.	68,871	4,615,046
Integrys Energy Group, Inc.	31,328	1,833,628
NiSource, Inc.	123,541	3,538,214
PG&E Corp.	175,065	8,005,722
Public Service Enterprise Group, Inc.	200,323	6,542,549
SCANA Corp.	55,230	2,711,793
Sempra Energy	89,242	7,296,426
TECO Energy, Inc. (b)	80,976	1,391,977
Wisconsin Energy Corp.	90,556	3,711,890

		69,556,878

Multiline Retail—0.8%
Dollar General Corp. (a)	119,252	6,013,878
Dollar Tree, Inc. (a)	88,620	4,505,441
Family Dollar Stores, Inc.	37,775	2,353,760
J.C. Penney Co., Inc. (a) (b)	56,693	968,317
Kohl’s Corp. (b)	80,669	4,074,591
Macy’s, Inc.	151,896	7,291,008
Nordstrom, Inc.	58,876	3,529,028
Target Corp.	254,063	17,494,778

		46,230,801

Office Electronics—0.1%
Xerox Corp.	486,151	$4,409,390

Oil, Gas & Consumable Fuels—8.6%
Anadarko Petroleum Corp.	198,544	17,060,886
Apache Corp.	155,144	13,005,721
Cabot Oil & Gas Corp.	83,440	5,925,909
Chesapeake Energy Corp. (b)	205,452	4,187,112
Chevron Corp.	767,681	90,847,370
ConocoPhillips	484,076	29,286,598
CONSOL Energy, Inc.	90,518	2,453,038
Denbury Resources, Inc. (a)	147,743	2,558,909
Devon Energy Corp.	149,491	7,755,593
EOG Resources, Inc.	107,722	14,184,833
EQT Corp.	59,560	4,727,277
Exxon Mobil Corp.	1,760,411	159,053,134
Hess Corp.	118,249	7,862,376
Kinder Morgan, Inc.	250,144	9,542,994
Marathon Oil Corp.	280,635	9,704,358
Marathon Petroleum Corp.	128,590	9,137,605
Murphy Oil Corp.	71,830	4,373,729
Newfield Exploration Co. (a)	53,624	1,281,077
Noble Energy, Inc.	142,193	8,537,268
Occidental Petroleum Corp.	318,971	28,461,782
Peabody Energy Corp.	106,751	1,562,835
Phillips 66	245,166	14,442,729
Pioneer Natural Resources Co.	54,074	7,827,211
QEP Resources, Inc.	70,974	1,971,658
Range Resources Corp.	64,564	4,992,088
Southwestern Energy Co. (a)	139,172	5,083,953
Spectra Energy Corp.	264,948	9,130,108
Tesoro Corp.	53,772	2,813,351
Valero Energy Corp.	215,921	7,507,573
Williams Cos., Inc. (The)	270,292	8,776,381
WPX Energy, Inc. (a) (b)	79,274	1,501,450

		495,556,906

Paper & Forest Products—0.1%
International Paper Co.	176,124	7,804,054

Personal Products—0.2%
Avon Products, Inc.	171,475	3,606,119
Estee Lauder Cos., Inc. (The) - Class A	95,209	6,261,896

		9,868,015

Pharmaceuticals—5.8%
AbbVie, Inc.	627,030	25,921,420
Actavis, Inc. (a)	50,577	6,383,829
Allergan, Inc.	117,351	9,885,648
Bristol-Myers Squibb Co.	650,319	29,062,756
Eli Lilly & Co.	392,505	19,279,846
Forest Laboratories, Inc. (a)	92,910	3,809,310
Hospira, Inc. (a) (b)	65,522	2,510,148
Johnson & Johnson	1,112,096	95,484,563
Merck & Co., Inc.	1,195,525	55,532,136
Mylan, Inc. (a)	150,881	4,681,837
Perrigo Co.	34,998	4,234,758

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Pfizer, Inc. (b)	2,642,064	$74,004,213
Zoetis, Inc.	197,960	6,114,984

		336,905,448

Professional Services—0.1%
Dun & Bradstreet Corp. (The) (b)	15,816	1,541,269
Equifax, Inc.	47,752	2,814,026
Robert Half International, Inc.	55,248	1,835,891

		6,191,186

Real Estate Investment Trusts—2.1%
American Tower Corp.	156,581	11,457,032
Apartment Investment & Management Co. - Class A	57,767	1,735,321
AvalonBay Communities, Inc.	48,151	6,496,051
Boston Properties, Inc.	60,078	6,336,427
Equity Residential	126,908	7,368,278
HCP, Inc.	179,940	8,176,474
Health Care REIT, Inc.	112,613	7,548,449
Host Hotels & Resorts, Inc.	294,851	4,974,136
Kimco Realty Corp.	161,834	3,468,103
Macerich Co. (The)	54,439	3,319,146
Plum Creek Timber Co., Inc.	64,472	3,008,908
ProLogis, Inc.	197,257	7,440,534
Public Storage	57,156	8,763,729
Simon Property Group, Inc.	123,068	19,434,899
Ventas, Inc.	116,070	8,062,222
Vornado Realty Trust	67,350	5,579,948
Weyerhaeuser Co.	228,315	6,504,694

		119,674,351

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a)	120,231	2,808,596

Road & Rail—0.9%
CSX Corp.	404,615	9,383,022
Kansas City Southern	43,623	4,622,293
Norfolk Southern Corp.	124,750	9,063,088
Ryder System, Inc.	20,557	1,249,660
Union Pacific Corp.	184,808	28,512,178

		52,830,241

Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc. (a) (b)	240,447	981,024
Altera Corp.	126,749	4,181,450
Analog Devices, Inc.	122,008	5,497,680
Applied Materials, Inc.	475,738	7,093,254
Broadcom Corp. - Class A	207,984	7,021,540
First Solar, Inc. (a)	26,305	1,176,623
Intel Corp.	1,968,119	47,667,842
KLA-Tencor Corp.	65,677	3,660,179
Lam Research Corp. (a)	64,423	2,856,516
Linear Technology Corp.	92,350	3,402,174
LSI Corp. (a)	217,581	1,553,528
Microchip Technology, Inc. (b)	78,052	2,907,437

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc. (a)	407,839	$5,844,333
NVIDIA Corp.	228,808	3,210,176
Teradyne, Inc. (a) (b)	75,478	1,326,148
Texas Instruments, Inc.	439,136	15,312,672
Xilinx, Inc.	104,469	4,138,017

		117,830,593

Software—3.4%
Adobe Systems, Inc. (a)	198,726	9,053,957
Autodesk, Inc. (a)	89,002	3,020,728
BMC Software, Inc. (a)	52,441	2,367,187
CA, Inc.	131,139	3,754,510
Citrix Systems, Inc. (a)	74,086	4,469,608
Electronic Arts, Inc. (a)	119,818	2,752,219
Intuit, Inc.	110,505	6,744,120
Microsoft Corp.	2,975,735	102,752,129
Oracle Corp.	1,454,735	44,689,459
Red Hat, Inc. (a)	75,066	3,589,656
Salesforce.com, Inc. (a) (b)	214,881	8,204,157
Symantec Corp.	275,811	6,197,473

		197,595,203

Specialty Retail—2.3%
Abercrombie & Fitch Co. - Class A	31,019	1,403,610
AutoNation, Inc. (a)	15,371	666,948
AutoZone, Inc. (a)	14,385	6,094,781
Bed Bath & Beyond, Inc. (a)	86,543	6,135,899
Best Buy Co., Inc.	106,296	2,905,070
CarMax, Inc. (a)	88,908	4,103,993
GameStop Corp. - Class A (b)	47,114	1,980,201
Gap, Inc. (The)	114,799	4,790,562
Home Depot, Inc. (The)	578,359	44,805,472
L Brands, Inc.	95,095	4,683,429
Lowe’s Cos., Inc.	424,591	17,365,772
O’Reilly Automotive, Inc. (a)	43,737	4,925,661
PetSmart, Inc.	40,905	2,740,226
Ross Stores, Inc.	87,026	5,640,155
Staples, Inc. (b)	262,857	4,168,912
Tiffany & Co.	47,480	3,458,443
TJX Cos., Inc.	284,972	14,265,698
Urban Outfitters, Inc. (a)	43,630	1,754,798

		131,889,630

Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc.	111,250	6,351,263
Fossil Group, Inc. (a)	20,907	2,159,902
NIKE, Inc. - Class B	286,578	18,249,287
PVH Corp.	32,088	4,012,604
Ralph Lauren Corp.	24,112	4,189,219
VF Corp.	34,691	6,697,444

		41,659,719

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	188,210	1,724,004
People’s United Financial, Inc. (b)	134,230	2,000,027

		3,724,031

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—1.7%
Altria Group, Inc.	795,270	$27,826,497
Lorillard, Inc.	149,560	6,532,781
Philip Morris International, Inc.	647,531	56,089,135
Reynolds American, Inc.	126,045	6,096,797

		96,545,210

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	106,884	4,900,632
WW Grainger, Inc.	23,679	5,971,370

		10,872,002

Wireless Telecommunication Services—0.3%
Crown Castle International Corp. (a)	116,070	8,402,307
Sprint Nextel Corp. (a)	1,194,886	8,388,100

		16,790,407

Total Common Stocks (Cost $3,984,601,675)		5,665,226,288

Investment Company Security—1.0%

Exchange-Traded Fund—1.0%
SPDR S&P 500 ETF Trust (Cost $61,349,689)	372,200	59,555,722

Short-Term Investments—3.9%

Discount Notes—0.5%
Federal Home Loan Bank 0.041%, 07/19/13 (e)	200,000	199,996
0.051%, 10/11/13 (e)	1,025,000	1,024,855
0.081%, 10/11/13 (e)	1,300,000	1,299,705
0.115%, 10/11/13 (e)	3,850,000	3,848,767
Federal Home Loan Mortgage Corp. 0.076%, 10/28/13 (e)	1,375,000	1,374,659
0.086%, 10/28/13 (e)	1,600,000	1,599,551
0.091%, 10/28/13 (e)	1,525,000	1,524,546
0.092%, 10/28/13 (e)	3,125,000	3,124,060
0.095%, 10/28/13 (e)	3,750,000	3,748,835
0.096%, 10/28/13 (e)	1,050,000	1,049,670
0.101%, 12/30/13 (e)	5,500,000	5,497,220
0.117%, 10/28/13 (e)	3,325,000	3,323,736

		27,615,600

Mutual Fund—3.4%
State Street Navigator Securities Lending MET Portfolio (f)	193,174,103	$193,174,103

U.S. Treasury—0.0%
U.S. Treasury Bills 0.015%, 07/11/13 (e)	200,000	199,999
0.021%, 07/11/13 (e)	125,000	124,999

		324,998

Total Short-Term Investments (Cost $221,114,701)		221,114,701

Total Investments—103.2% (Cost $4,267,066,065) (g)		5,945,896,711
Other assets and liabilities (net)—(3.2)%		(183,098,662)

Net Assets—100.0%		$5,762,798,049

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $197,866,878 and the collateral received consisted of cash in the amount of $193,174,103 and non-cash collateral with a value of $10,790,777. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $27,725,600.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2013, the aggregate cost of investments was $4,267,066,065. The aggregate unrealized appreciation and depreciation of investments were $1,871,480,832 and $(192,650,186), respectively, resulting in net unrealized appreciation of $1,678,830,646.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 Index Futures	09/19/13	80	USD 32,079,254	$(93,254)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$5,665,226,288	$—	$—	$5,665,226,288
Total Investment Company Security*	59,555,722	—	—	59,555,722
Short-Term Investments
Discount Notes	—	27,615,600	—	27,615,600
Mutual Fund	193,174,103	—	—	193,174,103
U.S. Treasury	—	324,998	—	324,998
Total Short-Term Investments	193,174,103	27,940,598	—	221,114,701
Total Investments	$5,917,956,113	$27,940,598	$—	$5,945,896,711

Collateral for securities loaned (Liability)	$—	$(193,174,103)	$—	$(193,174,103)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(93,254)	$—	$—	$(93,254)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$5,926,058,012
Affiliated investments at value (c)	19,838,699
Cash	61,119
Receivable for:
Investments sold	11,716,600
Fund shares sold	1,789,112
Dividends	7,434,187

Total Assets	5,966,897,729
Liabilities
Payables for:
Investments purchased	327,122
Fund shares redeemed	8,353,620
Net variation margin on futures contracts	146,000
Collateral for securities loaned	193,174,103
Accrued Expenses:
Management fees	1,142,807
Distribution and service fees	404,707
Deferred trustees’ fees	74,679
Other expenses	476,642

Total Liabilities	204,099,680

Net Assets	$5,762,798,049

Net assets consist of:
Paid in surplus	$4,098,872,216
Undistributed net investment income	50,679,501
Accumulated net realized loss	(65,491,060)
Unrealized appreciation on investments, affiliated investments and futures contracts	1,678,737,392

Net Assets	$5,762,798,049

Net Assets
Class A	$3,600,941,360
Class B	1,738,473,061
Class D	268,789,938
Class E	154,593,690
Capital Shares Outstanding*
Class A	98,230,843
Class B	48,863,183
Class D	7,349,361
Class E	4,239,357
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$36.66
Class B	35.58
Class D	36.57
Class E	36.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,250,123,364.
(b)	Includes securities loaned at value of $197,866,878.
(c)	Identified cost of affiliated investments was $16,942,701.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$60,908,216
Dividends from affiliated investments	204,376
Interest	10,285
Securities lending income	357,262

Total investment income	61,480,139
Expenses
Management fees	7,130,290
Administration fees	38,515
Custodian and accounting fees	192,874
Distribution and service fees—Class B	2,151,597
Distribution and service fees—Class D	147,691
Distribution and service fees—Class E	116,435
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	25,177
Shareholder reporting	309,680
Insurance	1,283
Miscellaneous	84,805

Total expenses	10,227,147
Less management fee waiver	(341,037)

Net expenses	9,886,110

Net Investment Income	51,594,029

Net Realized and Unrealized Gain
Net realized gain on:
Investments	71,978,246
Affiliated investments	167,563
Futures contracts	3,788,627

Net realized gain	75,934,436

Net change in unrealized appreciation on:
Investments	589,100,276
Affiliated investments	5,516,582
Futures contracts	11,146

Net change in unrealized appreciation	594,628,004

Net realized and unrealized gain	670,562,440

Net Increase in Net Assets From Operations	$722,156,469

(a)	Net of foreign withholding taxes of $20,789.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$51,594,029	$105,213,122
Net realized gain	75,934,436	86,901,378
Net change in unrealized appreciation	594,628,004	554,879,514

Increase in net assets from operations	722,156,469	746,994,014

From Distributions to Shareholders
Net investment income
Class A	(67,550,031)	(54,702,143)
Class B	(29,917,484)	(24,755,083)
Class D	(5,247,947)	(5,457,405)
Class E	(2,750,945)	(2,505,239)
Net realized capital gains
Class A	(54,812,025)	(21,957,230)
Class B	(27,452,554)	(11,364,609)
Class D	(4,516,415)	(2,311,608)
Class E	(2,415,049)	(1,091,297)

Total distributions	(194,662,450)	(124,144,614)

Decrease in net assets from capital share transactions	(128,230,255)	(95,442,142)

Total increase in net assets	399,263,764	527,407,258

Net Assets
Beginning of period	5,363,534,285	4,836,127,027

End of period	$5,762,798,049	$5,363,534,285

Undistributed Net Investment Income
End of period	$50,679,501	$104,551,879

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,635,694	$207,881,557	4,316,668	$138,834,349
Shares issued through acquisition	0	0	7,973,702	258,347,960
Reinvestments	3,491,071	122,362,056	2,412,189	76,659,373
Redemptions	(9,747,000)	(357,392,126)	(14,683,429)	(472,702,126)

Net increase (decrease)	(620,235)	$(27,148,513)	19,130	$1,139,556

Class B
Sales	1,820,979	$63,945,552	7,726,978	$238,376,499
Reinvestments	1,685,867	57,370,038	1,168,922	36,119,692
Redemptions	(4,438,240)	(156,773,783)	(9,685,877)	(304,221,826)

Net decrease	(931,394)	$(35,458,193)	(789,977)	$(29,725,635)

Class D
Sales	106,111	$3,852,407	68,870	$2,214,437
Reinvestments	279,221	9,764,362	244,925	7,769,013
Redemptions	(1,958,353)	(71,332,092)	(1,844,226)	(59,403,796)

Net decrease	(1,573,021)	$(57,715,323)	(1,530,431)	$(49,420,346)

Class E
Sales	48,527	$1,734,265	113,872	$3,623,244
Reinvestments	148,150	5,165,994	113,707	3,596,536
Redemptions	(410,070)	(14,808,485)	(769,263)	(24,655,497)

Net decrease	(213,393)	$(7,908,226)	(541,684)	$(17,435,717)

Decrease derived from capital shares transactions		$(128,230,255)		$(95,442,142)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.42		$29.60	$29.71	$26.31	$22.01	$37.00

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.67	0.55	0.49	0.48	0.63
Net realized and unrealized gain (loss) on investments	4.17		3.95	0.02	3.38	4.92	(13.71)

Total from investment operations	4.51		4.62	0.57	3.87	5.40	(13.08)

Less Distributions
Distributions from net investment income	(0.70)		(0.57)	(0.50)	(0.47)	(0.63)	(0.61)
Distributions from net realized capital gains	(0.57)		(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(1.27)		(0.80)	(0.68)	(0.47)	(1.10)	(1.91)

Net Asset Value, End of Period	$36.66		$33.42	$29.60	$29.71	$26.31	$22.01

Total Return (%) (b)	13.66	(c)	15.76	1.84	14.82	26.24	(37.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(d)	0.28	0.27	0.27	0.28	0.29
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.27	0.26	0.27	0.27	0.28
Ratio of net investment income to average net assets (%)	1.89	(d)	2.08	1.85	1.82	2.13	2.10
Portfolio turnover rate (%)	7	(c)	12	11	12	23	13
Net assets, end of period (in millions)	$3,600.9		$3,303.3	$2,925.8	$3,158.4	$2,976.5	$2,739.6

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$32.43		$28.76	$28.89	$25.61	$21.43	$36.07

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.57	0.47	0.41	0.41	0.54
Net realized and unrealized gain (loss) on investments	4.05		3.83	0.02	3.29	4.80	(13.36)

Total from investment operations	4.34		4.40	0.49	3.70	5.21	(12.82)

Less Distributions
Distributions from net investment income	(0.62)		(0.50)	(0.44)	(0.42)	(0.56)	(0.52)
Distributions from net realized capital gains	(0.57)		(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(1.19)		(0.73)	(0.62)	(0.42)	(1.03)	(1.82)

Net Asset Value, End of Period	$35.58		$32.43	$28.76	$28.89	$25.61	$21.43

Total Return (%) (b)	13.54	(c)	15.43	1.64	14.49	25.92	(37.26)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.53	0.52	0.52	0.53	0.54
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.52	0.51	0.52	0.52	0.53
Ratio of net investment income to average net assets (%)	1.64	(d)	1.83	1.61	1.57	1.85	1.86
Portfolio turnover rate (%)	7	(c)	12	11	12	23	13
Net assets, end of period (in millions)	$1,738.5		$1,615.0	$1,454.7	$1,402.7	$1,130.9	$729.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data	Class D
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$33.32		$29.52	$29.63	$26.25	$19.88

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.63	0.52	0.46	0.31
Net realized and unrealized gain on investments	4.16		3.94	0.02	3.37	6.06

Total from investment operations	4.48		4.57	0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.66)		(0.54)	(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(0.57)		(0.23)	(0.18)	0.00	0.00

Total distributions	(1.23)		(0.77)	(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$36.57		$33.32	$29.52	$29.63	$26.25

Total Return (%) (b)	13.61	(c)	15.62	1.76	14.68	32.04	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.38	0.37	0.37	0.38	(d)
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.37	0.36	0.37	0.37	(d)
Ratio of net investment income to average net assets (%)	1.79	(d)	1.97	1.75	1.71	1.93	(d)
Portfolio turnover rate (%)	7	(c)	12	11	12	23
Net assets, end of period (in millions)	$268.8		$297.3	$308.6	$360.5	$443.0

	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.22		$29.44	$29.55	$26.19	$21.90	$36.81

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.62	0.50	0.44	0.44	0.58
Net realized and unrealized gain (loss) on investments	4.16		3.92	0.03	3.36	4.91	(13.64)

Total from investment operations	4.47		4.54	0.53	3.80	5.35	(13.06)

Less Distributions
Distributions from net investment income	(0.65)		(0.53)	(0.46)	(0.44)	(0.59)	(0.55)
Distributions from net realized capital gains	(0.57)		(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(1.22)		(0.76)	(0.64)	(0.44)	(1.06)	(1.85)

Net Asset Value, End of Period	$36.47		$33.22	$29.44	$29.55	$26.19	$21.90

Total Return (%) (b)	13.61	(c)	15.54	1.71	14.60	26.06	(37.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(d)	0.43	0.42	0.42	0.43	0.44
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.42	0.41	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	1.74	(d)	1.92	1.69	1.67	1.98	1.95
Portfolio turnover rate (%)	7	(c)	12	11	12	23	13
Net assets, end of period (in millions)	$154.6		$147.9	$147.0	$180.9	$186.2	$164.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments, return of capital dividends, reclass of litigation income, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate,

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$93,254

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures Contracts	$3,788,627

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures Contracts	$11,146

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures Contracts Long	$20,000

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$378,115,943	$0	$645,646,305

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2013 were $7,130,290.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2013 were $229,387.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in securities of affiliated issuers during the six months ended June 30, 2013 was as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Realized Gain on shares sold	Income for the period ended June 30, 2013
MetLife, Inc.	452,586	4,160	(23,208)	433,538	$167,563	$204,376

8. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$87,419,870	$81,574,326	$36,724,744	$31,398,680	$—	$—	$124,144,614	$112,973,006

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$104,621,183	$89,167,097	$942,712,838	$—	$—	$1,136,501,118

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

On April 27, 2012, the Portfolio acquired the assets and liabilities of Batterymarch Growth & Income Portfolio in a tax free reorganization. The Portfolio acquired $(27,266,415) in capital loss carryforwards from the Batterymarch Growth & Income Portfolio. The Portfolio was allowed to utilize the entire $(27,266,415) in capital loss carryforwards as of December 31, 2012.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $3,163,484,764, $1,591,300,792, $331,145,988, and $155,799,163, respectively, acquired all of the assets and liabilities of Batterymarch Growth and Income Portfolio of the Met Investors Series Trust (“Batterymarch Growth & Income”). The acquisition was accomplished by a tax-free exchange of 7,973,702 Class A shares of the Portfolio (valued at $258,347,960) for 14,335,017 Class A shares of Batterymarch Growth & Income. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Batterymarch Growth & Income had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Batterymarch Growth & Income’s net assets on April 27, 2012, were $258,347,960 for Class A, including investments valued at $258,291,796 with a cost basis of $231,750,503. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Batterymarch Growth & Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(27,266,415) in capital loss carry forwards from Batterymarch Growth & Income.

The aggregate net assets of the Portfolio immediately after the acquisition were $5,500,078,667, which included $26,541,293 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended December 31, 2012 would have been as follows:

Net Investment income	$106,567,189	(a)
Net realized and unrealized gain on investments	669,519,126	(b)

Net increase in net assets from operations	$776,086,315

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Batterymarch Growth & Income that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$105,213,122 as reported plus $1,058,350 Batterymarch Growth & Income Portfolio pre-merger, plus $277,510 in lower advisory fees, plus $18,207 of pro-forma eliminated other expenses.
(b)	$1,084,109,388 unrealized appreciation as reported December 31, 2012 minus $522,794,296 pro-forma December 31, 2011 unrealized appreciation plus $86,901,378 net realized gain as reported plus $21,302,656 in net realized gain from Batterymarch Growth & Income Portfolio pre-merger.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 8.27%, 8.14%, 8.18%, and 8.16%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (S&P) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 13.82% and -2.44%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 7.10%.

MARKET ENVIRONMENT/CONDITIONS

Just prior to the reporting period, a last minute political agreement concerning the U.S. fiscal cliff averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Federal Reserve (the“Fed”) caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. The correction in the United States provides us with some comfort. There are some very positive long term structural drivers behind the Fed’s intention to reduce easing, including improving housing job and consumption figures. In addition, the tail winds from reduced wage pressure and increased competitiveness in the energy sector should provide investors a good degree of comfort.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Within the equity portion of the Portfolio, an underweight position and strong stock selection in the Information Technology (“IT”) sector contributed to performance relative to the S&P 500 Index. An underweight position and timing of the Portfolio’s ownership in poor-performing computer and personal electronics maker Apple as well as holdings of strong-performing computer products and services provider Hewlett-Packard aided relative results.

The combination of an overweight position and favorable stock selection in the Financials sector further supported relative returns. Holdings of insurance company Prudential Financial, investment management company State Street, and global financial services firm JPMorgan Chase bolstered relative results as all three stocks outperformed the market during the period.

Individual holdings in other sectors that benefited relative performance included holdings of life sciences supply company Thermo Fisher Scientific, cable company Time Warner Cable, building and airplane controls manufacturer Honeywell International, auto parts and equipment manufacturer Delphi Automotive, and media conglomerate Walt Disney.

Within the fixed income portion of the Portfolio, by sector, the overweight to Financials, the positioning within the Mortgage-Backed Securities (“MBS”) sector, and the underweight to U.S. Government Agencies aided results. Within Financials, the holdings of European banks and insurers contributed to performance relative to the benchmark. Within MBS, the Portfolio benefited from its underweight to Government National Mortgage Agency (“GNMA” or “Ginnie Mae”) and overweight Federal National Mortgage Agency (“FNMA” or “Fannie Mae”), as well as underweight positions in lower coupon bonds, which suffered more in the Treasury back-up. The Portfolio’s return from yield, which was greater than that of the benchmark, also benefited relative performance.

Within the equity portion of the Portfolio, the timing of the Portfolio’s ownership in shares of software giant Microsoft and internet search giant Google held back performance relative to the S&P 500 Index. Holdings of alcoholic drink producer Diageo (United Kingdom), tobacco company Philip Morris International, and global food company Nestle (Switzerland) also detracted from relative results. Not holding investment manager Berkshire Hathaway, biotech companies Gilead Sciences, Celgene, Biogen, and home improvement retailer Home Depot, further weighed on relative results as all five stocks outpaced the benchmark during the period.

Within the fixed income portion of the Portfolio, the main detractor at the sector level was the overweight to Emerging Market (“EM”) debt as spreads in this sector widened rather indiscriminately towards the end of the period. Although even the AAA-rated, Singaporean agency, Temasek, was an underperformer, the high quality of our EM holdings meant that the impact on the Portfolio was contained. At the security level within Industrials, Freeport-McMoRan bonds underperformed as the price of gold fell, while concerns over potential corporate actions caused the bonds of Hospira and Time Warner Entertainment to underperform.

From an equity positioning standpoint, over the trailing six-month period ending June 30, 2013, we increased the Portfolio’s exposure to IT (computers/peripherals), Utilities (electric utilities), and Consumer Discretionary (auto components). Additionally, we decreased the Portfolio’s weighting to Industrials (aerospace/defense), Consumer Staples (beverages), and Financials (capital markets). At the end of the six month period, the Portfolio had its largest overweight positions within Financials, Consumer Staples, and Industrials while also having a large underweight to IT.

From a fixed income positioning standpoint, the EM overweight has been reduced, but we believe current wider spreads offer attractive value over the longer-term. Within structured bonds, the Portfolio remains underweight MBS, offset by an overweight in Delegated Underwriting and Servicing bonds, and remains overweight

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Commercial Mortgage-Backed Securities. Within Credit, the Portfolio remains overweight corporate bonds, in particular Financials and BBB-rated debt.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	8.27	14.56	6.17	6.23	—
Class B	8.14	14.27	5.91	5.97	—
Class E	8.18	14.38	6.01	—	5.45
Class F	8.16	14.33	5.96	—	4.81
S&P 500 Index	13.82	20.60	7.01	7.30	—
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.2
Johnson & Johnson	1.8
Exxon Mobil Corp.	1.8
Philip Morris International, Inc.	1.8
Pfizer, Inc.	1.7

Top Fixed Income Issues

% of Net Assets
U.S. Treasury Notes	9.2
U.S. Treasury Bonds	2.5
Fannie Mae 30 Yr. Pools	3.7
Freddie Mac 30 Yr. Gold Pools	2.1
Fannie Mae 30 Yr. TBA	1.5

Top Equity Sectors

% of Long Term Investments
Financials	12.8
Consumer Staples	8.2
Health Care	7.7
Consumer Discretionary	7.3
Industrials	7.3

Top Fixed Income Sectors

% of Long Term Investments
Agency Sponsored Mortgage-Backed	12.9
U.S. Treasuries	11.7
Corporates	10.7
Commercial Mortgage-Backed	2.0
Foreign Government	0.7

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.59%	$1,000.00	$1,082.70	$3.05
	Hypothetical*	0.59%	$1,000.00	$1,021.83	$2.96

Class B	Actual	0.84%	$1,000.00	$1,081.40	$4.34
	Hypothetical*	0.84%	$1,000.00	$1,020.57	$4.21

Class E	Actual	0.74%	$1,000.00	$1,081.80	$3.82
	Hypothetical*	0.74%	$1,000.00	$1,021.07	$3.71

Class F	Actual	0.79%	$1,000.00	$1,081.60	$4.08
	Hypothetical*	0.79%	$1,000.00	$1,020.82	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—60.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
General Dynamics Corp.	14,893	$1,166,569
Honeywell International, Inc.	111,280	8,828,955
Lockheed Martin Corp. (a)	119,899	13,004,245
Northrop Grumman Corp.	24,266	2,009,225
Precision Castparts Corp.	5,303	1,198,531
United Technologies Corp.	87,681	8,149,072

		34,356,597

Air Freight & Logistics—0.5%
United Parcel Service, Inc. (Class B)	56,914	4,921,923

Airlines—0.1%
Copa Holdings S.A.	8,046	1,054,992

Auto Components—1.4%
Delphi Automotive plc	138,770	7,034,251
Johnson Controls, Inc.	115,421	4,130,918
Magna International, Inc.	40,440	2,878,519

		14,043,688

Automobiles—0.2%
General Motors Co. (a) (b)	73,630	2,452,615

Beverages—0.9%
Coca-Cola Enterprises, Inc.	19,440	683,510
Diageo plc	180,260	5,170,440
Dr. Pepper Snapple Group, Inc.	20,823	956,400
PepsiCo., Inc.	8,710	712,391
The Coca-Cola Co.	37,680	1,511,345

		9,034,086

Capital Markets—2.7%
BlackRock, Inc.	13,232	3,398,639
Franklin Resources, Inc.	24,563	3,341,060
Morgan Stanley	65,874	1,609,302
State Street Corp.	73,301	4,779,958
The Bank of New York Mellon Corp.	247,525	6,943,076
The Goldman Sachs Group, Inc.	50,380	7,619,975

		27,692,010

Chemicals—1.3%
Air Products & Chemicals, Inc. (a)	42,576	3,898,684
Celanese Corp. (Series A)	26,903	1,205,254
FMC Corp.	17,100	1,044,126
LyondellBasell Industries NV	17,350	1,149,611
PPG Industries, Inc.	40,504	5,930,191

		13,227,866

Commercial Banks—2.7%
BOC Hong Kong Holdings, Ltd.	246,000	751,302
Fifth Third Bancorp	36,200	653,410
Mizuho Financial Group, Inc.	1,001,400	2,084,274
PNC Financial Services Group, Inc.	40,107	2,924,603
Sumitomo Mitsui Financial Group, Inc.	31,400	1,440,746
SunTrust Banks, Inc.	29,263	923,833

Commercial Banks—(Continued)
Wells Fargo & Co.	373,150	$15,399,901
Westpac Banking Corp.	65,300	1,709,513
Zions Bancorp (a)	42,264	1,220,584

		27,108,166

Commercial Services & Supplies—0.3%
Tyco International, Ltd.	97,564	3,214,734

Computers & Peripherals—1.1%
Apple, Inc.	6,776	2,683,838
Hewlett-Packard Co.	289,020	7,167,696
Western Digital Corp.	22,410	1,391,437

		11,242,971

Construction & Engineering—0.1%
Fluor Corp. (a)	19,580	1,161,290

Consumer Finance—0.1%
American Express Co.	16,727	1,250,511

Containers & Packaging—0.1%
Packaging Corp. of America	15,850	776,016

Diversified Financial Services—2.7%
Bank of America Corp.	203,704	2,619,633
JPMorgan Chase & Co.	428,560	22,623,682
Moody’s Corp.	18,833	1,147,495
The McGraw-Hill Cos., Inc.	16,407	872,688
The NASDAQ OMX Group, Inc.	13,764	451,322

		27,714,820

Diversified Telecommunication Services—2.1%
AT&T, Inc.	163,750	5,796,750
Bezeq Israeli Telecommunication Corp., Ltd.	309,170	411,266
CenturyLink, Inc. (a)	77,394	2,735,878
Frontier Communications Corp. (a)	725,130	2,936,776
TDC A/S	200,094	1,618,773
Telecom Italia S.p.A.	1,120,955	619,415
Telefonica Brasil SA (ADR)	51,910	1,184,586
Verizon Communications, Inc.	88,140	4,436,968
Windstream Corp. (a)	185,400	1,429,434

		21,169,846

Electric Utilities—0.7%
American Electric Power Co., Inc.	58,330	2,612,017
Duke Energy Corp. (a)	14,953	1,009,328
Fortum Oyj	53,008	990,227
PPL Corp.	94,086	2,847,042

		7,458,614

Electrical Equipment—0.4%
Eaton Corp. plc	55,947	3,681,872

Electronic Equipment, Instruments & Components—0.1%
Hoya Corp.	39,700	814,592

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.2%
Noble Corp.	38,244	$1,437,210
Schlumberger, Ltd.	13,167	943,547

		2,380,757

Food & Staples Retailing—1.7%
CVS Caremark Corp.	159,113	9,098,082
Safeway, Inc. (a)	35,800	847,028
The Kroger Co.	119,980	4,144,109
Walgreen Co. (a)	79,590	3,517,878

		17,607,097

Food Products—1.9%
Danone	47,318	3,548,884
General Mills, Inc.	116,770	5,666,848
Ingredion, Inc.	13,930	914,087
Kellogg Co. (a)	11,413	733,057
Kraft Foods Group, Inc.	7,673	428,691
Mondelez International, Inc.	41,414	1,181,541
Nestle S.A.	84,149	5,503,885
The J.M. Smucker Co.	5,587	576,299
Tyson Foods, Inc.	43,450	1,115,796

		19,669,088

Health Care Equipment & Supplies—1.0%
Becton, Dickinson & Co. (a)	4,287	423,684
Covidien plc	58,651	3,685,629
Medtronic, Inc.	46,310	2,383,576
St. Jude Medical, Inc.	75,494	3,444,791

		9,937,680

Health Care Providers & Services—0.5%
Aetna, Inc.	8,060	512,132
AmerisourceBergen Corp.	26,513	1,480,221
Express Scripts Holding Co. (b)	40,910	2,523,738
Quest Diagnostics, Inc. (a)	15,177	920,182

		5,436,273

Hotels, Restaurants & Leisure—0.4%
McDonald’s Corp.	27,080	2,680,920
Wynn Resorts, Ltd. (a)	8,826	1,129,728

		3,810,648

Household Durables—0.3%
Stanley Black & Decker, Inc.	35,980	2,781,254

Household Products—0.7%
Reckitt Benckiser Group plc	17,279	1,224,907
The Procter & Gamble Co.	72,252	5,562,681

		6,787,588

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc.	121,650	3,248,055

Industrial Conglomerates—1.6%
3M Co.	67,805	$7,414,477
Danaher Corp.	121,137	7,667,972
Siemens AG	15,151	1,530,897

		16,613,346

Insurance—4.0%
ACE, Ltd.	68,451	6,124,995
American International Group, Inc. (b)	61,470	2,747,709
Aon plc	52,983	3,409,456
Delta Lloyd NV	107,190	2,135,459
Prudential Financial, Inc.	136,020	9,933,541
SwissRe, Ltd.	12,570	931,142
The Chubb Corp.	31,490	2,665,628
The Travelers Cos., Inc.	113,560	9,075,715
Validus Holdings, Ltd.	79,100	2,857,092
Zurich Financial Services AG	2,514	651,525

		40,532,262

Internet Software & Services—0.4%
Google, Inc. (Class A) (b)	3,088	2,718,583
Yahoo!, Inc. (b)	40,850	1,025,743

		3,744,326

IT Services—1.7%
Accenture plc	67,153	4,832,330
Fidelity National Information Services, Inc.	7,567	324,170
Fiserv, Inc. (b)	11,447	1,000,582
International Business Machines Corp.	27,534	5,262,023
MasterCard, Inc.	1,461	839,345
The Western Union Co. (a)	88,610	1,516,117
Visa, Inc. (Class A)	16,203	2,961,098

		16,735,665

Leisure Equipment & Products—0.4%
Hasbro, Inc. (a)	53,038	2,377,693
Mattel, Inc. (a)	27,190	1,231,979
Polaris Industries, Inc. (a)	7,920	752,400

		4,362,072

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	65,350	5,530,570

Machinery—0.5%
Cummins, Inc.	17,829	1,933,733
Illinois Tool Works, Inc. (a)	26,023	1,800,011
Pentair, Ltd.	18,852	1,087,572

		4,821,316

Media—3.0%
Comcast Corp. (Class A) (a)	212,580	8,433,049
Omnicom Group, Inc. (a)	59,091	3,715,051
The Walt Disney Co.	108,251	6,836,051
Time Warner Cable, Inc.	50,180	5,644,246
Time Warner, Inc.	29,993	1,734,195

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Media—(Continued)
Twenty-First Century Fox, Inc.	31,913	$1,040,364
Viacom, Inc. (Class B)	37,947	2,582,293

		29,985,249

Metals & Mining—0.4%
Iluka Resources, Ltd. (a)	106,085	957,784
Rio Tinto plc	31,690	1,298,864
Vale S.A. (ADR) (a)	98,360	1,293,434

		3,550,082

Multi-Utilities—0.6%
GDF Suez	106,263	2,071,948
PG&E Corp. (a)	48,800	2,231,624
Public Service Enterprise Group, Inc. (a)	48,490	1,583,684

		5,887,256

Multiline Retail—1.3%
Kohl’s Corp. (a)	46,040	2,325,480
Macy’s, Inc.	68,170	3,272,160
Target Corp.	115,430	7,948,510

		13,546,150

Office Electronics—0.2%
Canon, Inc. (a)	49,200	1,615,910

Oil, Gas & Consumable Fuels—5.9%
Anadarko Petroleum Corp.	35,254	3,029,376
Apache Corp. (a)	44,694	3,746,698
Canadian Natural Resources, Ltd. (a)	32,897	929,669
Chevron Corp.	102,933	12,181,091
EOG Resources, Inc.	10,006	1,317,590
EQT Corp.	20,493	1,626,530
Exxon Mobil Corp.	198,304	17,916,766
HollyFrontier Corp.	45,770	1,958,041
Marathon Petroleum Corp.	21,990	1,562,609
Noble Energy, Inc.	56,431	3,388,117
Occidental Petroleum Corp.	57,574	5,137,328
Royal Dutch Shell plc (Class A)	87,573	2,794,559
The Williams Cos., Inc.	61,170	1,986,190
Valero Energy Corp.	48,910	1,700,601

		59,275,165

Personal Products—0.1%
Nu Skin Enterprises, Inc.	19,260	1,177,171

Pharmaceuticals—5.6%
Abbott Laboratories	78,509	2,738,394
AbbVie, Inc.	54,388	2,248,400
Bayer AG	11,995	1,278,747
Bristol-Myers Squibb Co.	65,850	2,942,837
Eli Lilly & Co.	63,390	3,113,717
Johnson & Johnson	210,998	18,116,288
Merck & Co., Inc.	126,043	5,854,697
Pfizer, Inc.	610,153	17,090,386

Pharmaceuticals—(Continued)
Roche Holding AG	4,914	$1,217,612
Teva Pharmaceutical Industries, Ltd. (ADR)	25,820	1,012,144
Valeant Pharmaceuticals International, Inc. (b)	10,630	915,030
Zoetis, Inc.	5,214	161,061

		56,689,313

Professional Services—0.1%
The Dun & Bradstreet Corp. (a)	5,853	570,375

Real Estate Investment Trusts—0.4%
Annaly Capital Management, Inc. (a)	101,230	1,272,461
Corio NV	16,258	644,628
Digital Realty Trust, Inc. (a)	17,210	1,049,810
EPR Properties (a)	18,040	906,871

		3,873,770

Road & Rail—0.2%
Canadian National Railway Co.	9,263	901,012
Union Pacific Corp.	6,761	1,043,087

		1,944,099

Semiconductors & Semiconductor Equipment—0.8%
Intel Corp.	59,450	1,439,879
Microchip Technology, Inc. (a)	124,880	4,651,780
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	83,480	1,529,354

		7,621,013

Software—1.5%
Activision Blizzard, Inc.	189,350	2,700,131
CA, Inc.	25,820	739,227
Microsoft Corp.	168,450	5,816,578
Oracle Corp.	150,257	4,615,895
Symantec Corp.	40,030	899,474

		14,771,305

Specialty Retail—0.2%
Advance Auto Parts, Inc.	13,890	1,127,451
Staples, Inc. (a)	85,344	1,353,556

		2,481,007

Tobacco—2.8%
Altria Group, Inc.	78,556	2,748,675
Lorillard, Inc. (a)	176,840	7,724,371
Philip Morris International, Inc.	205,505	17,800,843

		28,273,889

Wireless Telecommunication Services—0.2%
Vodafone Group plc	881,775	2,530,445

Total Common Stock (Identified Cost $480,859,846)		610,167,405

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—24.4%

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—12.8%
Fannie Mae 15 Yr. 2.500%, TBA	$1,695,000	$1,704,799
3.000%, TBA	2,843,000	2,910,077
4.000%, TBA	770,000	811,598
Fannie Mae 15 Yr. Pool 2.500%, 02/01/28	489,465	493,154
2.500%, 05/01/28	302,076	304,348
3.000%, 03/01/27	224,195	230,836
3.000%, 04/01/27	669,655	689,741
4.500%, 04/01/18	55,800	59,282
4.500%, 06/01/18	144,109	153,089
4.500%, 07/01/18	129,048	137,147
4.500%, 03/01/19	175,430	186,416
4.500%, 06/01/19	113,751	120,890
4.500%, 04/01/20	118,944	126,378
4.500%, 07/01/20	61,827	65,687
5.000%, 11/01/17	127,283	136,136
5.000%, 02/01/18	360,284	384,603
5.000%, 12/01/18	454,600	485,533
5.000%, 07/01/19	260,441	279,967
5.000%, 07/01/20	180,413	193,973
5.000%, 08/01/20	78,039	83,906
5.000%, 12/01/20	291,471	311,182
5.500%, 11/01/17	205,263	216,772
5.500%, 12/01/17	28,881	30,510
5.500%, 01/01/18	160,195	169,056
5.500%, 02/01/18	137,539	145,698
5.500%, 06/01/19	242,480	261,780
5.500%, 07/01/19	198,926	214,468
5.500%, 08/01/19	60,947	65,795
5.500%, 09/01/19	207,635	223,673
5.500%, 01/01/21	94,793	102,339
5.500%, 03/01/21	30,682	33,126
6.000%, 07/01/16	47,215	49,300
6.000%, 01/01/17	41,364	43,362
6.000%, 02/01/17	85,355	90,193
6.000%, 07/01/17	126,644	134,802
6.000%, 08/01/17	13,880	14,808
6.000%, 09/01/17	118,753	126,033
6.000%, 03/01/18	13,731	14,698
6.000%, 11/01/18	75,207	80,306
6.000%, 01/01/21	108,009	117,819
6.000%, 05/01/21	45,713	49,605
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	52,091	56,869
Fannie Mae 30 Yr. 3.500%, TBA	12,328,000	12,443,574
4.500%, TBA	2,418,000	2,549,857
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	152,550	155,179
3.500%, 01/01/42	1,231,272	1,252,810
4.000%, 09/01/40	304,481	317,484
4.000%, 02/01/41	301,289	315,014
4.500%, 08/01/33	516,383	547,788
4.500%, 03/01/34	1,555,856	1,651,424

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 08/01/40	$123,098	$132,137
4.500%, 02/01/41	630,163	677,097
4.500%, 04/01/41	687,474	738,126
5.000%, 11/01/33	291,362	315,200
5.000%, 03/01/34	243,578	263,565
5.000%, 05/01/34	110,905	119,769
5.000%, 08/01/34	108,013	116,646
5.000%, 09/01/34	392,939	424,346
5.000%, 01/01/35	130,857	141,316
5.000%, 06/01/35	306,658	330,175
5.000%, 07/01/35	1,565,905	1,686,995
5.000%, 08/01/35	277,908	299,527
5.000%, 09/01/35	183,639	197,722
5.000%, 10/01/35	807,924	869,881
5.000%, 08/01/36	117,476	126,485
5.000%, 07/01/39	803,652	886,563
5.000%, 10/01/39	480,888	526,554
5.000%, 11/01/39	181,420	199,991
5.000%, 11/01/40	263,245	289,150
5.000%, 01/01/41	101,707	111,388
5.000%, 03/01/41	140,353	154,145
5.500%, 02/01/33	153,934	168,474
5.500%, 05/01/33	19,977	22,057
5.500%, 06/01/33	469,167	513,482
5.500%, 07/01/33	484,486	530,248
5.500%, 11/01/33	302,668	331,256
5.500%, 12/01/33	69,827	76,887
5.500%, 01/01/34	307,934	338,486
5.500%, 02/01/34	444,393	489,307
5.500%, 03/01/34	104,644	116,944
5.500%, 04/01/34	106,663	118,920
5.500%, 05/01/34	809,666	901,786
5.500%, 06/01/34	981,025	1,075,589
5.500%, 07/01/34	372,811	409,866
5.500%, 09/01/34	1,152,108	1,268,735
5.500%, 10/01/34	1,506,574	1,658,128
5.500%, 11/01/34	1,701,205	1,863,395
5.500%, 12/01/34	963,667	1,063,538
5.500%, 01/01/35	890,809	982,544
5.500%, 02/01/35	86,024	93,781
5.500%, 04/01/35	160,512	177,128
5.500%, 07/01/35	125,343	138,232
5.500%, 08/01/35	94,259	103,207
5.500%, 09/01/35 (c)	484,403	541,410
5.500%, 01/01/36	587,734	637,590
5.500%, 01/01/37	423,949	459,833
5.500%, 08/01/37	270,503	295,018
6.000%, 02/01/32	326,295	359,355
6.000%, 03/01/34	52,477	58,546
6.000%, 04/01/34	600,899	666,657
6.000%, 06/01/34	679,850	758,291
6.000%, 07/01/34	664,805	733,469
6.000%, 08/01/34	1,127,146	1,241,358
6.000%, 10/01/34	530,015	589,478
6.000%, 11/01/34	75,784	83,871

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 12/01/34	$49,195	$54,638
6.000%, 08/01/35	137,544	152,765
6.000%, 09/01/35 (c)	184,976	206,533
6.000%, 10/01/35	262,021	291,869
6.000%, 11/01/35	53,160	59,035
6.000%, 12/01/35	311,506	346,074
6.000%, 02/01/36	267,914	300,048
6.000%, 04/01/36	358,049	389,914
6.000%, 06/01/36	147,260	162,685
6.000%, 07/01/37	416,710	461,743
6.500%, 06/01/31	95,794	105,692
6.500%, 07/01/31	23,635	25,933
6.500%, 08/01/31	17,007	19,565
6.500%, 09/01/31	89,811	97,393
6.500%, 02/01/32	57,282	62,293
6.500%, 07/01/32	240,263	269,988
6.500%, 08/01/32	228,601	252,117
6.500%, 01/01/33	98,198	111,356
6.500%, 04/01/34	171,316	197,844
6.500%, 06/01/34	61,441	70,831
6.500%, 08/01/34	94,930	106,961
6.500%, 04/01/36	55,686	62,641
6.500%, 05/01/36	170,185	191,483
6.500%, 02/01/37	374,582	418,456
6.500%, 05/01/37	241,837	270,231
6.500%, 07/01/37	237,621	265,205
7.500%, 10/01/29	16,941	18,543
7.500%, 02/01/30	18,935	22,488
7.500%, 11/01/31	98,937	118,287
7.500%, 02/01/32	21,024	25,110
Fannie Mae ACES 2.578%, 09/25/18	500,000	513,541
Fannie Mae Pool 3.800%, 02/01/18	140,353	150,514
3.849%, 07/01/18	195,229	212,530
3.910%, 02/01/18	203,548	220,810
4.007%, 08/01/13 (c)	133,668	133,661
4.600%, 09/01/19	134,761	150,769
4.629%, 05/01/14	411,703	418,301
4.826%, 08/01/14 (c)	760,216	777,931
4.858%, 02/01/14 (c)	463,710	465,300
4.880%, 03/01/20	295,921	324,544
4.940%, 08/01/15	50,000	53,034
5.370%, 05/01/18	629,487	717,494
5.464%, 11/01/15 (c)	384,475	415,286
5.662%, 02/01/16 (c)	212,447	232,021
5.725%, 07/01/16 (c)	259,976	288,940
FHLMC Multifamily Structured Pass-Through Certificates 1.426%, 08/25/17	250,000	250,894
1.869%, 11/25/19	363,000	352,597
2.303%, 09/25/18	176,087	178,110
2.412%, 08/25/18	458,000	465,868
3.154%, 02/25/18	118,000	124,109
3.808%, 08/25/20	1,030,000	1,099,666

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificates 3.882%, 11/25/17 (c)	$332,556	$359,132
5.085%, 03/25/19 (c)	1,226,000	1,406,150
Freddie Mac 15 Yr. 2.500%, TBA	1,325,000	1,331,625
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	60,665	63,685
4.500%, 08/01/18	126,118	132,397
4.500%, 11/01/18	138,712	145,618
4.500%, 01/01/19	274,077	287,724
4.500%, 08/01/19	14,466	15,218
4.500%, 02/01/20	106,793	112,343
4.500%, 08/01/24	828,261	872,067
5.000%, 12/01/17	4,014	4,241
5.000%, 05/01/18	52,612	55,595
5.000%, 09/01/18	149,441	157,929
5.500%, 01/01/19	45,199	48,886
5.500%, 04/01/19	20,373	21,831
5.500%, 06/01/19	19,299	20,879
5.500%, 07/01/19	28,578	30,833
5.500%, 08/01/19	17,581	18,969
5.500%, 02/01/20	12,534	13,527
6.000%, 04/01/16	4,731	4,932
6.000%, 04/01/17	31,799	34,179
6.000%, 07/01/17	19,977	21,472
6.000%, 10/01/17	25,862	27,798
6.000%, 08/01/19	146,295	158,187
6.000%, 09/01/19	58,065	62,498
6.000%, 11/01/19	60,987	65,445
6.000%, 05/01/21	59,207	64,495
6.000%, 10/01/21	90,086	98,260
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	127,881	139,077
5.500%, 06/01/25	238,866	259,360
5.500%, 07/01/25	123,617	134,113
5.500%, 08/01/25	183,660	199,180
6.000%, 02/01/23	208,050	225,927
6.000%, 12/01/25	88,716	96,605
6.000%, 02/01/26	72,149	78,587
Freddie Mac 30 Yr. 3.000%, TBA	2,303,000	2,244,705
3.500%, TBA	4,405,000	4,445,693
Freddie Mac 30 Yr. Gold Pool 3.000%, 04/01/43	2,016,576	1,970,214
3.000%, 05/01/43	1,804,326	1,763,283
3.500%, 02/01/42	1,032,485	1,048,922
3.500%, 04/01/42	621,876	633,795
3.500%, 12/01/42	836,723	850,610
3.500%, 04/01/43	425,685	432,792
4.000%, 11/01/40	1,699,300	1,768,120
4.000%, 01/01/41	2,246,633	2,337,619
4.500%, 04/01/35	85,778	91,088
4.500%, 07/01/39	718,656	756,659
4.500%, 09/01/39	363,890	383,133
4.500%, 10/01/39	217,293	228,784

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.000%, 09/01/33	$598,519	$642,847
5.000%, 03/01/34	133,934	148,258
5.000%, 04/01/34	104,124	111,594
5.000%, 08/01/35	161,231	172,416
5.000%, 10/01/35	446,756	481,637
5.000%, 11/01/35	284,566	304,308
5.000%, 12/01/36	191,890	205,203
5.000%, 07/01/39	1,309,876	1,398,124
5.500%, 12/01/33	587,512	643,812
5.500%, 01/01/34	410,158	444,500
5.500%, 04/01/34	105,698	117,191
5.500%, 11/01/34	93,156	101,808
5.500%, 12/01/34	124,090	135,659
5.500%, 05/01/35	66,583	72,835
5.500%, 09/01/35	123,022	133,482
5.500%, 10/01/35	170,242	183,038
6.000%, 04/01/34	141,597	158,012
6.000%, 07/01/34	98,212	108,988
6.000%, 08/01/34	730,556	810,743
6.000%, 09/01/34	16,915	18,530
6.000%, 07/01/35	125,864	137,934
6.000%, 08/01/35	134,268	147,144
6.000%, 11/01/35	326,551	358,494
6.000%, 03/01/36	132,827	145,425
6.000%, 10/01/36	165,027	181,525
6.000%, 03/01/37	33,354	36,147
6.000%, 05/01/37	185,873	202,465
6.000%, 06/01/37	244,915	268,057
6.500%, 05/01/34	47,317	53,114
6.500%, 06/01/34	100,981	114,066
6.500%, 08/01/34	312,499	353,353
6.500%, 10/01/34	207,587	236,146
6.500%, 11/01/34	101,900	110,986
6.500%, 05/01/37	161,145	180,216
6.500%, 07/01/37	277,631	309,560
Ginnie Mae 30 Yr. 3.000%, TBA	940,000	929,572
3.500%, TBA	5,035,000	5,167,168
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/43	759,294	752,919
3.500%, 12/15/41	458,129	473,092
3.500%, 02/15/42	315,129	324,430
4.500%, 09/15/33	205,737	219,944
4.500%, 11/15/39	812,657	865,711
4.500%, 03/15/40	635,158	698,659
4.500%, 04/15/40	1,021,182	1,092,579
4.500%, 06/15/40	389,986	422,399
5.000%, 03/15/34	74,316	80,832
5.000%, 06/15/34	132,985	144,645
5.000%, 12/15/34	78,028	84,870
5.000%, 06/15/35	28,415	30,822
5.500%, 11/15/32	295,362	325,407
5.500%, 08/15/33	777,823	853,012
5.500%, 12/15/33	338,909	377,394

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.500%, 09/15/34	$324,896	$356,321
5.500%, 10/15/35	62,728	68,693
6.000%, 12/15/28	75,513	84,944
6.000%, 12/15/31	99,368	112,608
6.000%, 03/15/32	4,042	4,534
6.000%, 10/15/32	279,228	313,224
6.000%, 01/15/33	86,406	96,747
6.000%, 02/15/33	4,170	4,687
6.000%, 04/15/33	353,766	396,054
6.000%, 08/15/33	2,589	2,911
6.000%, 07/15/34	245,105	275,384
6.000%, 09/15/34	126,874	141,555
6.000%, 01/15/38	345,489	387,995
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/43	1,569,000	1,554,669
4.000%, 01/20/41	2,353,560	2,483,899
4.000%, 02/20/41	581,079	610,024
4.000%, 04/20/41	441,582	465,796
4.000%, 02/20/42	1,073,809	1,128,815
4.500%, 07/20/33	39,631	42,641
4.500%, 09/20/33	26,890	28,925
4.500%, 12/20/34	22,803	24,527
4.500%, 03/20/35	124,964	134,413
4.500%, 01/20/41	653,266	704,149
4.500%, 06/20/41	333,158	355,666
5.000%, 07/20/33	91,470	99,787
6.000%, 01/20/35	93,969	106,802
6.000%, 02/20/35	47,779	55,252
6.000%, 04/20/35	71,557	79,842

		129,416,286

Federal Agencies—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	596,097

U.S. Treasury—11.5%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	348,899
4.500%, 08/15/39	16,876,000	20,177,367
5.000%, 05/15/37	1,509,000	1,926,097
5.250%, 02/15/29	16,000	20,355
5.375%, 02/15/31 (a)	887,000	1,155,456
6.250%, 08/15/23	80,000	107,350
8.500%, 02/15/20 (a)	1,104,000	1,570,698
U.S. Treasury Notes 0.500%, 08/15/14 (a)	3,838,000	3,850,592
0.875%, 12/31/16	16,276,000	16,265,828
1.875%, 02/28/14	2,369,800	2,396,922
2.125%, 05/31/15	36,665,000	37,908,164
2.625%, 02/29/16	800,000	843,813
2.750%, 02/15/19	2,524,100	2,686,589
3.125%, 05/15/19	6,086,000	6,604,734
3.125%, 05/15/21 (a)	7,582,000	8,141,764
3.500%, 05/15/20 (a)	7,140,000	7,899,182

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.750%, 11/15/18	$2,067,000	$2,310,681
4.125%, 05/15/15	125,000	133,818
4.750%, 08/15/17 (a)	2,444,000	2,805,253

		117,153,562

Total U.S. Treasury & Government Agencies (Identified Cost $240,359,804)		247,165,945

Corporate Bonds & Notes—10.6%

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. 5.200%, 08/15/15 (144A)	756,000	813,522
United Technologies Corp. 3.100%, 06/01/22	420,000	414,888

		1,228,410

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	1,020,000	943,170
B.A.T. International Finance plc 3.250%, 06/07/22 (144A)	1,026,000	1,004,283

		1,947,453

Auto Manufacturers—0.1%
Volkswagen International Finance NV 2.375%, 03/22/17 (144A)	857,000	869,965

Banks—2.8%
ABN Amro Bank NV 2.046%, 01/30/14 (144A) (c)	1,040,000	1,049,027
Achmea Hypotheekbank NV 3.200%, 11/03/14 (144A) (c)	541,000	561,558
Banco Bradesco S.A. 6.750%, 09/29/19 (144A)	613,000	662,040
Banco de Credito del Peru 5.375%, 09/16/20 (a)	835,000	853,787
Bank of America Corp. 5.490%, 03/15/19	696,000	750,455
7.375%, 05/15/14	510,000	536,563
7.625%, 06/01/19	710,000	853,260
Bank One Corp. 8.000%, 04/29/27	100,000	134,258
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	874,800
BNP Paribas S.A. 7.195%, 12/31/49 (144A) (c)	500,000	483,750
BPCE S.A. 12.500%, 12/31/49 (c)	922,000	1,117,925
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,484,163
Citigroup, Inc. 3.375%, 03/01/23	351,000	335,771
5.000%, 09/15/14	1,105,000	1,148,346

Banks—(Continued)
Commonwealth Bank of Australia 5.000%, 10/15/19 (144A)	$710,000	$794,505
Credit Suisse 5.500%, 05/01/14	950,000	988,716
HSBC Holdings plc 5.100%, 04/05/21	679,000	745,990
ING Bank NV 3.750%, 03/07/17 (144A)	829,000	867,665
3.900%, 03/19/14 (144A)	1,280,000	1,311,620
JPMorgan Chase & Co. 3.250%, 09/23/22	262,000	248,743
6.300%, 04/23/19	1,210,000	1,405,655
KFW 4.875%, 06/17/19	1,290,000	1,495,755
Morgan Stanley 6.625%, 04/01/18	2,030,000	2,300,914
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,198,214
Royal Bank of Scotland Group plc 2.550%, 09/18/15	247,000	251,139
Santander U.S. Debt S.A.U. 3.781%, 10/07/15 (144A)	500,000	509,643
Svenska Handelsbanken AB 4.875%, 06/10/14 (144A)	970,000	1,006,705
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	229,589
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,464,194
U.S. Bancorp 7.500%, 06/01/26	400,000	516,145
Wachovia Corp. 5.250%, 08/01/14	924,000	965,146
Wells Fargo & Co. 2.100%, 05/08/17	990,000	993,540

		28,139,581

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,467,996
Diageo Capital plc 2.625%, 04/29/23	1,020,000	948,895

		2,416,891

Commercial Services—0.1%
ERAC USA Finance, LLC 7.000%, 10/15/37 (144A)	1,115,000	1,312,914

Computers—0.0%
Apple, Inc. 3.850%, 05/04/43	370,000	328,646

Construction & Engineering—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	296,041

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Diversified Financial Services—0.5%
American Express Co. 5.500%, 09/12/16	$960,000	$1,072,066
Asian Development Bank 1.125%, 03/15/17	574,000	577,616
2.750%, 05/21/14	970,000	991,127
General Electric Capital Corp. 3.100%, 01/09/23	481,000	454,384
Hyundai Capital America 2.125%, 10/02/17 (144A) (a)	68,000	65,741
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	658,623
3.400%, 09/15/21	880,000	871,995
ZFS Finance USA Trust V 6.500%, 05/09/67 (144A) (c)	491,000	522,915

		5,214,467

Electric—0.6%
GG1C Funding Corp. 5.129%, 01/15/14 (144A) (d)	132,568	133,455
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	866,862
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	795,000	986,854
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	866,323
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	833,776
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,037,378
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,096,941
W3A Funding Corp. 8.090%, 01/02/17	362,191	366,663

		6,188,252

Food—0.1%
ConAgra Foods, Inc. 3.200%, 01/25/23	516,000	493,436
Kraft Foods Group, Inc. 3.500%, 06/06/22	412,000	407,994

		901,430

Healthcare Products—0.3%
Baxter International, Inc. 3.200%, 06/15/23	610,000	598,335
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,281,174
Hospira, Inc. 6.050%, 03/30/17 (c)	979,000	1,047,588

		2,927,097

Healthcare Services—0.2%
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	1,298,000	1,549,790

Healthcare Services—(Continued)
WellPoint, Inc. 3.300%, 01/15/23	$600,000	$571,172

		2,120,962

Insurance—0.5%
ACE INA Holdings, Inc. 2.700%, 03/13/23	1,000,000	933,252
American International Group, Inc. 4.875%, 06/01/22	1,770,000	1,886,685
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21 (a)	920,000	992,558
The Chubb Corp. 6.375%, 03/29/67 (c)	1,510,000	1,615,700

		5,428,195

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	991,805
eBay, Inc. 1.350%, 07/15/17	290,000	285,026

		1,276,831

Investment Companies—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,590,080

Machinery—0.1%
Atlas Copco AB 5.600%, 05/22/17 (144A)	910,000	1,024,155

Media—0.5%
Comcast Corp. 2.850%, 01/15/23	990,000	939,894
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	550,000	570,429
Discovery Communications LLC 4.875%, 04/01/43	620,000	573,131
News America, Inc. 8.500%, 02/23/25	722,000	918,656
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,461,486

		4,463,596

Mining—0.3%
Corp. Nacional del Cobre de Chile 3.750%, 11/04/20 (144A)	290,000	282,210
Freeport-McMoRan Copper & Gold, Inc. 3.875%, 03/15/23 (144A)	1,010,000	914,143
Rio Tinto Finance plc 3.500%, 03/22/22 (a)	900,000	867,867
Vale Overseas, Ltd. 4.625%, 09/15/20 (a)	298,000	294,334
6.875%, 11/10/39	233,000	235,186

		2,593,740

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	$800,000	$757,114

Oil & Gas—1.2%
Apache Corp. 3.250%, 04/15/22	421,000	414,708
4.750%, 04/15/43	321,000	304,473
BP Capital Markets plc 4.500%, 10/01/20	306,000	331,976
4.742%, 03/11/21	847,000	921,614
CNOOC Finance 2012, Ltd. 3.875%, 05/02/22 (144A)	1,010,000	975,213
EOG Resources, Inc. 2.625%, 03/15/23 (a)	302,000	282,594
Gazprom OAO Via Gaz Capital S.A. 3.850%, 02/06/20 (144A)	286,000	265,980
Hess Corp. 8.125%, 02/15/19	300,000	376,045
Husky Energy, Inc. 5.900%, 06/15/14	771,000	806,604
7.250%, 12/15/19	787,000	969,725
Petro-Canada 6.050%, 05/15/18	1,664,000	1,927,862
Petrobras Global Finance BV 2.414%, 01/15/19 (c)	625,000	612,500
Petrobras International Finance Co. 5.375%, 01/27/21	380,000	381,784
6.750%, 01/27/41	276,000	275,741
Petroleos Mexicanos 8.000%, 05/03/19	759,000	918,390
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16 (144A)	564,249	599,514
Statoil ASA 7.750%, 06/15/23	100,000	134,668
Total Capital International S.A. 1.550%, 06/28/17	1,239,000	1,227,954
Transocean, Inc. 3.800%, 10/15/22	505,000	481,039

		12,208,384

Pharmaceuticals—0.4%
AbbVie, Inc. 1.200%, 11/06/15 (144A)	1,850,000	1,852,033
Express Scripts Holding Co. 2.650%, 02/15/17	1,280,000	1,303,364
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	1,270,000	1,270,117

		4,425,514

Pipelines—0.4%
Energy Transfer Partners, L.P. 3.600%, 02/01/23	558,000	522,226
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,083,238

Pipelines—(Continued)
Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	$625,000	$772,191
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,585,802

		3,963,457

Real Estate—0.1%
WEA Finance, LLC 4.625%, 05/10/21 (a)	990,000	1,044,395
6.750%, 09/02/19 (144A)	262,000	309,421

		1,353,816

Real Estate Investment Trusts—0.5%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	955,135
Boston Properties, L.P. 5.000%, 06/01/15 (a)	200,000	214,953
ERP Operating, L.P. 4.625%, 12/15/21	896,000	949,091
5.375%, 08/01/16	260,000	289,821
HCP, Inc. 5.375%, 02/01/21	734,000	796,199
Simon Property Group, L.P. 5.875%, 03/01/17	1,328,000	1,498,620

		4,703,819

Retail—0.4%
Limited Brands, Inc. 5.250%, 11/01/14	370,000	383,875
Target Corp. 4.000%, 07/01/42 (a)	1,023,000	930,280
The Gap, Inc. 5.950%, 04/12/21	620,000	685,737
The Home Depot, Inc. 5.950%, 04/01/41	278,000	331,195
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,986,860

		4,317,947

Telecommunications—0.5%
AT&T, Inc. 5.550%, 08/15/41	816,000	849,623
Crown Castle Towers, LLC 4.883%, 08/15/40 (144A)	370,000	397,873
6.113%, 01/15/40 (144A)	711,000	815,855
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,790,399
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A) (a)	486,000	465,799
Telecom Italia Capital S.A. 5.250%, 11/15/13 (a)	753,000	762,437

		5,081,986

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value

Transportation—0.1%
Norfolk Southern Corp. 4.837%, 10/01/41	$402,000	$400,740

Total Corporate Bonds & Notes (Identified Cost $103,206,435)		107,481,483

Mortgage-Backed Securities—1.9%

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. 7.750%, 09/25/26 (144A)	64,130	8,176
RAAC Series 4.971%, 09/25/34 (c)	22,248	22,205

		30,381

Commercial Mortgage-Backed Securities—1.9%
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,938,174
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d)	35,000	40,355
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36	312,563	313,950
5.475%, 03/10/39	3,025,000	3,179,744
GS Mortgage Securities Trust 5.982%, 08/10/45 (c)	3,539,527	3,944,300
JPMorgan Chase Commercial Mortgage Securities Corp. 5.382%, 05/15/41 (c)	1,292,933	1,325,287
5.475%, 04/15/43 (c)	149,485	163,560
6.003%, 06/15/49 (c)	2,207,157	2,470,021
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (c)	2,071,962	2,315,159
Morgan Stanley Capital I 1.117%, 11/15/30 (144A) (c) (e)	2,072,434	61,120
Spirit Master Funding, LLC 5.050%, 07/20/23 (144A) (d)	867,213	869,815
Wachovia Bank Commercial Mortgage Trust 5.924%, 02/15/51 (c)	1,500,000	1,668,646
Wachovia Bank Commercial Mortgage Trust 5.937%, 06/15/49 (c)	1,131,867	1,265,982

		19,556,113

Total Mortgage-Backed Securities (Identified Cost $18,925,346)		19,586,494

Foreign Government—0.7%

Sovereign—0.7%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,065,402
Iceland Government International Bond 4.875%, 06/16/16 (144A)	970,000	1,013,650
Mexico Government International Bond 4.750%, 03/08/44	1,375,000	1,223,750

Sovereign—(Continued)
Peruvian Government International Bond 7.350%, 07/21/25	$103,000	$131,840
Russian Foreign Bond 3.625%, 04/29/15 (d)	2,100,000	2,173,500
Societe Financement de l’Economie Francaise 3.375%, 05/05/14 (144A)	730,000	747,958

Total Foreign Government (Identified Cost $7,275,766)		7,356,100

Asset-Backed Securities—0.5%

Asset Backed - Home Equity—0.2%
Bayview Financial Revolving Mortgage Loan Trust 5.621%, 12/28/40 (144A) (c) (d)	950,080	458,789
GMAC Mortgage Corp. Loan Trust 5.874%, 10/25/36 (c)	484,214	458,093
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,130,807	648,319

		1,565,201

Asset Backed - Other—0.3%
Capital Trust Re CDO, Ltd. 5.160%, 06/25/35 (144A)	334,190	345,044
Race Point IV CLO, Ltd. 0.474%, 08/01/21 (144A) (c)	830,000	815,140
Small Business Administration Participation Certificates 4.350%, 07/01/23	679,049	726,528
4.770%, 04/01/24	34,125	36,581
4.950%, 03/01/25	211,452	229,023
4.990%, 09/01/24	124,254	135,510
5.110%, 08/01/25 (c)	329,695	362,690
5.180%, 05/01/24 (c)	56,522	62,150
5.520%, 06/01/24 (c)	164,759	182,807

		2,895,473

Total Asset-Backed Securities (Identified Cost $5,307,686)		4,460,674

Preferred Stock—0.3%

Automobiles—0.2%
General Motors Co.	35,920	1,729,907

Electric Utilities—0.1%
PPL Corp. (a)	27,620	1,492,033

Total Preferred Stock (Identified Cost $3,336,610)		3,221,940

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Municipal Bonds & Notes—0.1%

Security Description	Shares/ Principal Amount	Value

Municipal Agency—0.1%
New Jersey State Turnpike Authority 7.414%, 01/01/40	$1,050,000	$1,397,875

Total Municipal Bonds & Notes (Identified Cost $1,092,733)		1,397,875

Convertible Preferred Stock—0.1%

Aerospace & Defense—0.0%
United Technologies Corp. (a)	5,027	298,403

Electric Utilities—0.1%
PPL Corp.	10,420	546,112

Total Convertible Preferred Stock (Identified Cost $774,156)		844,515

Short Term Investments—13.6%

Mutual Funds—9.1%
State Street Navigator Securities Lending MET Portfolio (f)	92,326,921	92,326,921

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $45,443,038 on 07/01/13, collateralized by $46,765,000 Federal National Mortgage Association at 1.010% due 07/16/17 with a value of $46,355,806.	$45,443,000	45,443,000

Total Short Term Investments (Identified Cost $137,769,921)		137,769,921

Total Investments 112.5% (Identified Cost $998,908,303) (g)		1,139,452,352
Liabilities in excess of other assets		(127,043,110)

Net Assets—100.0%		$1,012,409,242

(a)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $100,558,918 and the collateral received consisted of cash in the amount of $92,326,921 and non-cash collateral with a value of $10,487,835. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2013.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $3,675,914, which is 0.4% of net assets. See details below.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2013, the aggregate cost of investments was $998,908,303. The aggregate unrealized appreciation and depreciation of investments was $153,270,922 and $(12,726,873), respectively, resulting in net unrealized appreciation of $140,544,049.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ACES)—	Alternative Credit Enhancement Securities.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $29,430,945, which is 2.9% of net assets

Restricted Securities
Security Description	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust (5.621%, 12/28/40)	03/01/06	$950,080	$950,080	$458,789
General Electric Capital Assurance Co. (5.743%, 05/12/35)	09/23/03	481,000	480,133	454,384
GG1C Funding Corp. (5.129%, 01/15/14)	04/20/04	132,568	133,378	133,455
Russian Foreign Bond (3.625%, 04/29/15)	04/22/10	2,100,000	2,095,733	2,173,500
Spirit Master Funding, LLC (5.050%, 07/20/23)	10/04/05	867,213	856,050	869,815

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$34,356,597	$—	$—	$34,356,597
Air Freight & Logistics	4,921,923	—	—	4,921,923
Airlines	1,054,992	—	—	1,054,992
Auto Components	14,043,688	—	—	14,043,688
Automobiles	2,452,615	—	—	2,452,615
Beverages	3,863,646	5,170,440	—	9,034,086
Capital Markets	27,692,010	—	—	27,692,010
Chemicals	13,227,866	—	—	13,227,866
Commercial Banks	21,122,331	5,985,835	—	27,108,166
Commercial Services & Supplies	3,214,734	—	—	3,214,734
Computers & Peripherals	11,242,971	—	—	11,242,971
Construction & Engineering	1,161,290	—	—	1,161,290
Consumer Finance	1,250,511	—	—	1,250,511
Containers & Packaging	776,016	—	—	776,016
Diversified Financial Services	27,714,820	—	—	27,714,820
Diversified Telecommunication Services	18,520,392	2,649,454	—	21,169,846
Electric Utilities	6,468,387	990,227	—	7,458,614
Electrical Equipment	3,681,872	—	—	3,681,872
Electronic Equipment, Instruments & Components	—	814,592	—	814,592
Energy Equipment & Services	2,380,757	—	—	2,380,757
Food & Staples Retailing	17,607,097	—	—	17,607,097
Food Products	10,616,319	9,052,769	—	19,669,088
Health Care Equipment & Supplies	9,937,680	—	—	9,937,680
Health Care Providers & Services	5,436,273	—	—	5,436,273
Hotels, Restaurants & Leisure	3,810,648	—	—	3,810,648
Household Durables	2,781,254	—	—	2,781,254
Household Products	5,562,681	1,224,907	—	6,787,588
Independent Power Producers & Energy Traders	3,248,055	—	—	3,248,055
Industrial Conglomerates	15,082,449	1,530,897	—	16,613,346
Insurance	36,814,136	3,718,126	—	40,532,262
Internet Software & Services	3,744,326	—	—	3,744,326
IT Services	16,735,665	—	—	16,735,665
Leisure Equipment & Products	4,362,072	—	—	4,362,072
Life Sciences Tools & Services	5,530,570	—	—	5,530,570
Machinery	4,821,316	—	—	4,821,316
Media	29,985,249	—	—	29,985,249
Metals & Mining	1,293,434	2,256,648	—	3,550,082
Multi-Utilities	3,815,308	2,071,948	—	5,887,256

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$13,546,150	$—	$—	$13,546,150
Office Electronics	—	1,615,910	—	1,615,910
Oil, Gas & Consumable Fuels	56,480,606	2,794,559	—	59,275,165
Personal Products	1,177,171	—	—	1,177,171
Pharmaceuticals	54,192,954	2,496,359	—	56,689,313
Professional Services	570,375	—	—	570,375
Real Estate Investment Trusts	3,229,142	644,628	—	3,873,770
Road & Rail	1,944,099	—	—	1,944,099
Semiconductors & Semiconductor Equipment	7,621,013	—	—	7,621,013
Software	14,771,305	—	—	14,771,305
Specialty Retail	2,481,007	—	—	2,481,007
Tobacco	28,273,889	—	—	28,273,889
Wireless Telecommunication Services	—	2,530,445	—	2,530,445
Total Common Stock	564,619,661	45,547,744	—	610,167,405
Total U.S. Treasury & Government Agencies*	—	247,165,945	—	247,165,945
Total Corporate Bonds & Notes*	—	107,481,483	—	107,481,483
Total Mortgage-Backed Securities*	—	19,586,494	—	19,586,494
Total Foreign Government*	—	7,356,100	—	7,356,100
Total Asset-Backed Securities*	—	4,460,674	—	4,460,674
Total Preferred Stock*	3,221,940	—	—	3,221,940
Total Municipal Bonds & Notes*	—	1,397,875	—	1,397,875
Total Convertible Preferred Stock*	844,515	—	—	844,515
Short Term Investments
Mutual Funds	92,326,921	—	—	92,326,921
Repurchase Agreement	—	45,443,000	—	45,443,000
Total Short Term Investments	92,326,921	45,443,000	—	137,769,921
Total Investments	$661,013,037	$478,439,315	$—	$1,139,452,352

Collateral for Securities Loaned (Liability)	$—	$(92,326,921)	$—	$(92,326,921)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,139,452,352
Cash	21,126
Cash denominated in foreign currencies (c)	95
Receivable for:
Investments sold	108,963
TBA securities sold	22,720,769
Fund shares sold	329,006
Interest and dividends	3,804,641

Total Assets	1,166,436,952
Liabilities
Payable for:
Investments purchased	1,894,770
TBA securities purchased	58,568,552
Fund shares redeemed	406,073
Collateral for securities loaned	92,326,921
Accrued expenses:
Management fees	462,109
Distribution and service fees	147,810
Deferred trustees’ fees	40,757
Other expenses	180,718

Total Liabilities	154,027,710

Net Assets	$1,012,409,242

Net assets consist of:
Paid-in surplus	$985,840,101
Undistributed net investment income	10,159,287
Accumulated net realized losses	(124,131,494)
Unrealized appreciation on investments and foreign currency transactions	140,541,348

Net Assets	$1,012,409,242

Net Assets
Class A	$175,373,012
Class B	238,324,822
Class E	31,106,703
Class F	567,604,705
Capital Shares Outstanding*
Class A	1,183,157
Class B	1,625,499
Class E	210,804
Class F	3,857,931
Net Asset Value, Offering and Redemption Price Per Share
Class A	$148.22
Class B	146.62
Class E	147.56
Class F	147.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $998,908,303.
(b)	Includes securities on loan with a value of $100,558,918.
(c)	Identified cost of cash denominated in foreign currencies was $95.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$7,871,950
Interest	6,202,245
Securities lending income	139,532

Total investment income	14,213,727
Expenses
Management fees	2,806,024
Distribution and service fees—Class B	297,684
Distribution and service fees—Class E	23,412
Distribution and service fees—Class F	578,017
Administration fees	7,093
Trustees’ fees and expenses	16,044
Custodian and accounting	96,458
Audit and tax services	25,775
Legal	11,795
Shareholder reporting	64,012
Insurance	887
Miscellaneous	8,441

Total expenses	3,935,642
Less broker commission recapture	(6,655)

Net expenses	3,928,987

Net Investment Income	10,284,740

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	85,767,987
Foreign currency transactions	(10,175)

Net realized gain	85,757,812

Net change in unrealized depreciation on:
Investments	(15,221,669)
Foreign currency transactions	(16,820)

Net change in unrealized depreciation	(15,238,489)

Net realized and unrealized gain	70,519,323

Net Increase in Net Assets From Operations	$80,804,063

(a)	Net of foreign taxes of $103,788.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,284,740	$23,659,414
Net realized gain	85,757,812	38,486,228
Net change in unrealized appreciation (depreciation)	(15,238,489)	50,107,948

Increase in net assets from operations	80,804,063	112,253,590

From Distributions to Shareholders
Net investment income
Class A	(4,637,775)	(4,961,586)
Class B	(5,792,063)	(6,068,529)
Class E	(777,882)	(864,804)
Class F	(14,079,477)	(16,669,703)

Total distributions	(25,287,197)	(28,564,622)

Decrease in net assets from capital share transactions	(44,256,134)	(126,855,939)

Total increase (decrease) in net assets	11,260,732	(43,166,971)

Net Assets
Beginning of the period	1,001,148,510	1,044,315,481

End of the period	$1,012,409,242	$1,001,148,510

Undistributed Net Investment Income
End of the period	$10,159,287	$25,161,744

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	58,209	$8,653,910	68,164	$9,268,422
Reinvestments	31,748	4,637,775	37,030	4,961,586
Redemptions	(115,517)	(17,163,908)	(203,433)	(27,698,887)

Net decrease	(25,560)	$(3,872,223)	(98,239)	$(13,468,879)

Class B
Sales	78,086	$11,497,356	144,281	$19,386,413
Reinvestments	40,064	5,792,063	45,748	6,068,529
Redemptions	(146,136)	(21,528,057)	(252,517)	(33,908,847)

Net decrease	(27,986)	$(4,238,638)	(62,488)	$(8,453,905)

Class E
Sales	7,710	$1,145,468	9,718	$1,315,933
Reinvestments	5,347	777,882	6,481	864,804
Redemptions	(19,143)	(2,839,518)	(39,540)	(5,368,373)

Net decrease	(6,086)	$(916,168)	(23,341)	$(3,187,636)

Class F
Sales	105,082	$15,479,902	177,307	$23,953,681
Reinvestments	97,066	14,079,477	125,279	16,669,703
Redemptions	(440,349)	(64,788,484)	(1,055,956)	(142,368,903)

Net decrease	(238,201)	$(35,229,105)	(753,370)	$(101,745,519)

Decrease derived from capital share transactions		$(44,256,134)		$(126,855,939)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$140.60		$129.68	$130.06	$121.69	$107.65	$154.53

Income (Loss) from Investment Operations
Net investment income (a)	1.61		3.34	3.34	3.14	3.52	4.08
Net realized and unrealized gain (loss) on investments	9.95		11.49	(0.14)	8.95	15.39	(35.15)

Total from Investment Operations	11.56		14.83	3.20	12.09	18.91	(31.07)

Less Distributions
Distributions from net investment income	(3.94)		(3.91)	(3.58)	(3.72)	(4.87)	(5.02)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(10.79)

Total Distributions	(3.94)		(3.91)	(3.58)	(3.72)	(4.87)	(15.81)

Net Asset Value, End of Period	$148.22		$140.60	$129.68	$130.06	$121.69	$107.65

Total Return (%) (b)	8.27	(c)	11.58	2.42	10.08	18.60	(22.15)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.59	0.58	0.60	0.58
Ratio of net investment income to average net assets (%)	2.19	(d)	2.46	2.56	2.56	3.21	3.15
Portfolio turnover rate (%)	37	(c)	20	19	31	43	52
Net assets, end of period (in millions)	$175.4		$169.9	$169.5	$186.7	$188.1	$177.7

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$138.95		$128.21	$128.66	$120.45	$106.53	$153.05

Income (Loss) from Investment Operations
Net investment income (a)	1.41		2.97	2.98	2.80	3.19	3.72
Net realized and unrealized gain (loss) on investments	9.85		11.36	(0.15)	8.86	15.28	(34.82)

Total from Investment Operations	11.26		14.33	2.83	11.66	18.47	(31.10)

Less Distributions
Distributions from net investment income	(3.59)		(3.59)	(3.28)	(3.45)	(4.55)	(4.63)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(10.79)

Total Distributions	(3.59)		(3.59)	(3.28)	(3.45)	(4.55)	(15.42)

Net Asset Value, End of Period	$146.62		$138.95	$128.21	$128.66	$120.45	$106.53

Total Return (%) (b)	8.14	(c)	11.31	2.16	9.80	18.30	(22.35)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.84	0.83	0.85	0.83
Ratio of net investment income to average net assets (%)	1.94	(d)	2.21	2.32	2.31	2.93	2.90
Portfolio turnover rate (%)	37	(c)	20	19	31	43	52
Net assets, end of period (in millions)	$238.3		$229.8	$220.0	$227.0	$207.9	$161.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$139.88		$129.04	$129.46	$121.16	$107.16	$153.85

Income (Loss) from Investment Operations
Net investment income (a)	1.49		3.12	3.13	2.95	3.35	3.88
Net realized and unrealized gain (loss) on investments	9.91		11.44	(0.15)	8.91	15.33	(35.00)

Total from Investment Operations	11.40		14.56	2.98	11.86	18.68	(31.12)

Less Distributions
Distributions from net investment income	(3.72)		(3.72)	(3.40)	(3.56)	(4.68)	(4.78)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(10.79)

Total Distributions	(3.72)		(3.72)	(3.40)	(3.56)	(4.68)	(15.57)

Net Asset Value, End of Period	$147.56		$139.88	$129.04	$129.46	$121.16	$107.16

Total Return (%) (b)	8.18	(c)	11.42	2.25	9.92	18.42	(22.27)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	(d)	0.75	0.74	0.73	0.75	0.73
Ratio of net investment income to average net assets (%)	2.04	(d)	2.31	2.41	2.41	3.07	2.98
Portfolio turnover rate (%)	37	(c)	20	19	31	43	52
Net assets, end of period (in millions)	$31.1		$30.3	$31.0	$36.5	$38.6	$40.1

	Class F
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$139.43		$128.64	$129.07	$120.81	$106.86	$153.46

Income (Loss) from Investment Operations
Net investment income (a)	1.45		3.04	3.05	2.88	3.28	3.80
Net realized and unrealized gain (loss) on investments	9.88		11.40	(0.14)	8.89	15.28	(34.91)

Total from Investment Operations	11.33		14.44	2.91	11.77	18.56	(31.11)

Less Distributions
Distributions from net investment income	(3.63)		(3.65)	(3.34)	(3.51)	(4.61)	(4.70)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(10.79)

Total Distributions	(3.63)		(3.65)	(3.34)	(3.51)	(4.61)	(15.49)

Net Asset Value, End of Period	$147.13		$139.43	$128.64	$129.07	$120.81	$106.86

Total Return (%) (b)	8.16	(c)	11.36	2.21	9.87	18.36	(22.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	(d)	0.80	0.79	0.78	0.80	0.78
Ratio of net investment income to average net assets (%)	1.98	(d)	2.26	2.36	2.36	3.01	2.94
Portfolio turnover rate (%)	37	(c)	20	19	31	43	52
Net assets, end of period (in millions)	$567.6		$571.1	$623.8	$748.8	$796.2	$789.3

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, foreign currency transactions, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $45,443,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$160,736,179	$212,467,715	$151,943,641	$278,753,011

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were $86,787,652 and $65,090,714, respectively.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$2,806,024	0.600%	Of the first $ 250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F shares. Under the Distribution and Service Plan, the Class B, E, and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,564,622	$29,988,635	$—	$—	$—	$—	$28,564,622	$29,988,635

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$25,211,335	$—	$133,711,031	$(187,820,500)	$—	$(28,898,134)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$23,040,237	$187,820,500

MSF-27

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the MFS Value Portfolio returned 16.38%, 16.24%, and 16.37%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.90%. Since its inception on April 29, 2013, the Class D shares returned 2.15%, while the benchmark returned 2.45% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Just prior to the reporting period, a last-minute political agreement concerning the U.S. fiscal cliff averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Federal Reserve (the “Fed”) caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. The correction in the United States provides us with some comfort. There are some very positive long term structural drivers behind the Fed’s intention to reduce easing, including improving housing, jobs and consumption figures. In addition, the tail winds from reduced wage pressure and increased competitiveness in the energy sector should provide investors a good degree of comfort.

PORTFOLIO REVIEW/PERIOD END POSITIONING

An underweight allocation to the Energy sector was a primary contributor to performance relative to the Russell 1000 Value Index. The Portfolio’s underweight position in integrated oil and gas company Exxon Mobil aided relative performance as the stock underperformed the benchmark during the reporting period. The combination of positive stock selection and an underweight position in the Materials sector also supported relative performance. The Portfolio’s avoidance of poor-performing mining company Newmont Mining and precious metals company Freeport-McMoRan positively impacted relative performance as both stocks turned in weak performance for the period.

Elsewhere, the Portfolio’s holdings of insurance company Prudential Financial, diversified technology and manufacturing company Honeywell International, media company Viacom, investment management company State Street, advertising agency Omnicom Group, and diversified health care and consumer products maker Johnson & Johnson helped relative performance. An overweight position in shares of financial company BlackRock also benefited relative results.

Security selection in both the Information Technology (“IT”) and Consumer Staples sectors detracted from relative performance. Within IT, holdings of enterprise software provider Oracle, diversified technology products and services company IBM, and management consulting firm Accenture, dampened relative performance. An underweight position in computer products and services provider Hewlett Packard and not holding strong-performing network equipment company Cisco Systems also negatively impacted relative performance. Within the Consumer Staples sector, tobacco company Philip Morris International, alcoholic drink producer Diageo (United Kingdom), and global food company Nestle (Switzerland) were among the top relative detractors. In other sectors, not owning shares of holding company Berkshire Hathaway hindered performance as the company outperformed the benchmark.

The Portfolio’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

From a positioning standpoint, over the last six months ending June 30, 2013, we increased the Portfolio’s weighting within Health Care. In contrast, we decreased its exposure to Energy and Utilities. As of June 30, 2013, the Portfolio had its largest underweight positions within Energy and Utilities, while the largest overweight positions were in Industrials and Consumer Staples.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	16.38	25.38	6.86	8.85	—
Class B	16.24	25.00	6.59	—	4.94
Class D	—	—	—	—	2.15
Class E	16.37	25.21	6.71	—	5.06
Russell 1000 Value Index	15.90	25.32	6.67	7.79	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13, and 4/28/08, respectively. The since inception return shown for Class D is not computed on an annualized basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Philip Morris International, Inc.	3.7
Johnson & Johnson	3.6
JPMorgan Chase & Co.	3.6
Lockheed Martin Corp.	3.3
Pfizer, Inc.	3.2
Wells Fargo & Co.	2.6
Exxon Mobil Corp.	2.1
The Goldman Sachs Group, Inc.	2.0
International Business Machines Corp.	2.0
United Technologies Corp.	1.9

Top Sectors

% of Long Term Investments
Financials	21.6
Industrials	16.5
Consumer Staples	14.7
Health Care	14.3
Consumer Discretionary	11.8
Information Technology	7.8
Energy	6.6
Telecommunications	3.7
Materials	2.5
Utilities	0.5

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.59%	$1,000.00	$1,163.80	$3.17
	Hypothetical*	0.59%	$1,000.00	$1,021.83	$2.96

Class B(a)	Actual	0.84%	$1,000.00	$1,163.80	$4.51
	Hypothetical*	0.84%	$1,000.00	$1,020.57	$4.21

Class D(a)	Actual	0.69%	$1,000.00	$1,021.50	$3.46
	Hypothetical*	0.69%	$1,000.00	$1,021.33	$3.46

Class E(a)	Actual	0.74%	$1,000.00	$1,163.70	$3.97
	Hypothetical*	0.74%	$1,000.00	$1,021.07	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.1%
Honeywell International, Inc.	856,731	$67,973,038
Lockheed Martin Corp.	1,120,650	121,545,700
Northrop Grumman Corp.	419,619	34,744,453
United Technologies Corp.	742,984	69,052,933

		293,316,124

Air Freight & Logistics—1.6%
United Parcel Service, Inc. (Class B)	666,510	57,639,785

Auto Components—1.6%
Delphi Automotive plc	487,350	24,703,772
Johnson Controls, Inc.	899,361	32,188,130

		56,891,902

Automobiles—0.2%
General Motors Co. (a)	236,820	7,888,474

Beverages—2.7%
Coca-Cola Enterprises, Inc.	341,960	12,023,314
Diageo plc	1,997,125	57,284,005
Dr. Pepper Snapple Group, Inc.	335,900	15,427,887
PepsiCo., Inc.	162,968	13,329,153

		98,064,359

Capital Markets—6.0%
BlackRock, Inc.	124,379	31,946,746
Franklin Resources, Inc.	195,511	26,593,406
State Street Corp.	554,454	36,155,945
The Bank of New York Mellon Corp.	1,767,301	49,572,793
The Goldman Sachs Group, Inc.	494,730	74,827,913

		219,096,803

Chemicals—2.5%
Air Products & Chemicals, Inc.	370,732	33,947,929
PPG Industries, Inc.	378,328	55,391,003

		89,338,932

Commercial Banks—3.4%
PNC Financial Services Group, Inc.	425,598	31,034,606
Wells Fargo & Co.	2,273,748	93,837,580

		124,872,186

Commercial Services & Supplies—1.0%
Tyco International, Ltd.	1,126,434	37,116,000

Computers & Peripherals—0.2%
Hewlett-Packard Co.	308,511	7,651,073

Construction & Engineering—0.1%
Fluor Corp.	80,090	4,750,138

Diversified Financial Services—4.8%
JPMorgan Chase & Co.	2,477,881	130,807,338
Moody’s Corp.	329,520	20,077,654

Diversified Financial Services—(Continued)
The McGraw-Hill Cos., Inc.	289,990	$15,424,568
The NASDAQ OMX Group, Inc.	240,779	7,895,143

		174,204,703

Diversified Telecommunication Services—2.4%
AT&T, Inc.	1,632,771	57,800,093
Verizon Communications, Inc.	591,250	29,763,525

		87,563,618

Electric Utilities—0.2%
PPL Corp.	200,936	6,080,323

Electrical Equipment—0.9%
Eaton Corp. plc	505,292	33,253,267

Food & Staples Retailing—1.6%
CVS Caremark Corp.	1,036,924	59,291,314

Food Products—4.3%
Danone	468,805	35,160,712
General Mills, Inc.	1,141,956	55,419,125
Kellogg Co.	200,857	12,901,045
Nestle S.A.	662,873	43,356,152
The J.M. Smucker Co.	98,060	10,114,889

		156,951,923

Health Care Equipment & Supplies—2.5%
Becton, Dickinson & Co.	86,154	8,514,600
Covidien plc	172,080	10,813,507
Medtronic, Inc.	821,030	42,258,414
St. Jude Medical, Inc.	645,552	29,456,538

		91,043,059

Health Care Providers & Services—1.0%
Express Scripts Holding Co. (a)	305,220	18,829,022
Quest Diagnostics, Inc. (b)	270,710	16,413,147

		35,242,169

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	256,223	25,366,077

Household Durables—0.9%
Stanley Black & Decker, Inc.	431,291	33,338,794

Household Products—0.6%
The Procter & Gamble Co.	264,312	20,349,381

Industrial Conglomerates—3.1%
3M Co.	618,669	67,651,455
Danaher Corp.	686,412	43,449,880

		111,101,335

Insurance—7.0%
ACE, Ltd.	446,453	39,948,615

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Aon plc	520,069	$33,466,440
Prudential Financial, Inc.	913,612	66,721,084
The Chubb Corp.	554,124	46,906,597
The Travelers Cos., Inc.	851,825	68,077,854

		255,120,590

IT Services—5.6%
Accenture plc	923,799	66,476,576
Fidelity National Information Services, Inc.	132,720	5,685,725
Fiserv, Inc. (a)	201,260	17,592,136
International Business Machines Corp.	376,633	71,978,333
MasterCard, Inc.	25,552	14,679,624
The Western Union Co. (b)	1,564,106	26,761,854

		203,174,248

Leisure Equipment & Products—0.7%
Hasbro, Inc. (b)	572,851	25,680,910

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	506,468	42,862,387

Machinery—0.7%
Illinois Tool Works, Inc.	166,620	11,525,105
Pentair, Ltd.	253,458	14,621,992

		26,147,097

Media—5.0%
Comcast Corp. (Class A)	843,060	33,444,190
Omnicom Group, Inc. (b)	686,977	43,190,244
The Walt Disney Co.	912,240	57,607,956
Viacom, Inc. (Class B)	670,480	45,626,164

		179,868,554

Multi-Utilities—0.2%
Public Service Enterprise Group, Inc.	199,241	6,507,211

Multiline Retail—1.9%
Kohl’s Corp.	195,270	9,863,088
Target Corp.	839,440	57,803,838

		67,666,926

Oil, Gas & Consumable Fuels—6.5%
Apache Corp.	234,919	19,693,260
Chevron Corp.	541,435	64,073,418
EOG Resources, Inc.	178,137	23,457,080
Exxon Mobil Corp.	831,483	75,124,489
Occidental Petroleum Corp.	607,772	54,231,495

		236,579,742

Pharmaceuticals—9.4%
Abbott Laboratories	781,936	27,273,928
AbbVie, Inc.	336,706	13,919,426

Pharmaceuticals—(Continued)
Johnson & Johnson	1,524,631	$130,904,818
Merck & Co., Inc.	682,817	31,716,849
Pfizer, Inc. (b)	4,150,941	116,267,857
Roche Holding AG	87,249	21,618,938
Zoetis, Inc.	36,830	1,137,679

		342,839,495

Professional Services—0.3%
The Dun & Bradstreet Corp. (b)	102,343	9,973,325

Real Estate Management & Development—0.1%
Canary Wharf Group plc (a) (c)	767,618	3,275,564

Road & Rail—0.4%
Canadian National Railway Co.	163,125	15,867,169

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.	1,052,277	25,486,149

Software—1.2%
Oracle Corp.	1,398,326	42,956,575

Specialty Retail—0.8%
Advance Auto Parts, Inc.	246,852	20,036,977
Staples, Inc. (b)	544,520	8,636,087

		28,673,064

Tobacco—5.3%
Altria Group, Inc.	508,846	17,804,522
Lorillard, Inc.	937,830	40,964,414
Philip Morris International, Inc.	1,535,387	132,995,222

		191,764,158

Wireless Telecommunication Services—1.2%
Vodafone Group plc	15,428,712	44,276,037

Total Common Stock (Identified Cost $2,718,992,505)		3,579,130,940

Convertible Preferred Stock—0.2%

Aerospace & Defense—0.1%
United Technologies Corp. (b)	61,790	3,667,854

Electric Utilities—0.1%
PPL Corp.	79,570	4,170,264

Total Convertible Preferred Stock (Identified Cost $7,279,566)		7,838,118

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short Term Investments—6.2%

Security Description	Principal Amount	Value

Commercial Paper—0.2%
HSBC Americas, Inc. 0.010%, 07/01/13	$5,534,000	$5,534,000

Mutual Funds—5.8%
State Street Navigator Securities Lending MET Portfolio (d)	208,873,949	208,873,949

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $8,928,007 on 07/01/13, collateralized by $9,285,000 U.S. Treasury Note at 0.625% due 07/01/17 with a value of $9,110,906	8,928,000	8,928,000

Total Short Term Investments (Identified Cost $223,335,949)		223,335,949

Total Investments—105.0% (Identified Cost $2,949,608,020) (e)		3,810,305,007
Liabilities in excess of other assets		(180,473,224)

Net Assets—100.0%		$3,629,831,783

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $203,620,200 and the collateral received consisted of cash in the amount of $208,873,949. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $2,949,608,020. The aggregate unrealized appreciation and depreciation of investments was $863,711,579 and $(3,014,592), respectively, resulting in net unrealized appreciation of $860,696,987.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$293,316,124	$—	$—	$293,316,124
Air Freight & Logistics	57,639,785	—	—	57,639,785
Auto Components	56,891,902	—	—	56,891,902
Automobiles	7,888,474	—	—	7,888,474
Beverages	40,780,354	57,284,005	—	98,064,359
Capital Markets	219,096,803	—	—	219,096,803
Chemicals	89,338,932	—	—	89,338,932
Commercial Banks	124,872,186	—	—	124,872,186
Commercial Services & Supplies	37,116,000	—	—	37,116,000
Computers & Peripherals	7,651,073	—	—	7,651,073
Construction & Engineering	4,750,138	—	—	4,750,138
Diversified Financial Services	174,204,703	—	—	174,204,703
Diversified Telecommunication Services	87,563,618	—	—	87,563,618
Electric Utilities	6,080,323	—	—	6,080,323
Electrical Equipment	33,253,267	—	—	33,253,267
Food & Staples Retailing	59,291,314	—	—	59,291,314
Food Products	78,435,059	78,516,864	—	156,951,923
Health Care Equipment & Supplies	91,043,059	—	—	91,043,059
Health Care Providers & Services	35,242,169	—	—	35,242,169
Hotels, Restaurants & Leisure	25,366,077	—	—	25,366,077
Household Durables	33,338,794	—	—	33,338,794
Household Products	20,349,381	—	—	20,349,381
Industrial Conglomerates	111,101,335	—	—	111,101,335
Insurance	255,120,590	—	—	255,120,590
IT Services	203,174,248	—	—	203,174,248
Leisure Equipment & Products	25,680,910	—	—	25,680,910
Life Sciences Tools & Services	42,862,387	—	—	42,862,387
Machinery	26,147,097	—	—	26,147,097
Media	179,868,554	—	—	179,868,554
Multi-Utilities	6,507,211	—	—	6,507,211
Multiline Retail	67,666,926	—	—	67,666,926
Oil, Gas & Consumable Fuels	236,579,742	—	—	236,579,742
Pharmaceuticals	321,220,557	21,618,938	—	342,839,495
Professional Services	9,973,325	—	—	9,973,325
Real Estate Management & Development	—	—	3,275,564	3,275,564
Road & Rail	15,867,169	—	—	15,867,169
Semiconductors & Semiconductor Equipment	25,486,149	—	—	25,486,149
Software	42,956,575	—	—	42,956,575

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$28,673,064	$—	$—	$28,673,064
Tobacco	191,764,158	—	—	191,764,158
Wireless Telecommunication Services	—	44,276,037	—	44,276,037
Total Common Stock	3,374,159,532	201,695,844	3,275,564	3,579,130,940
Total Convertible Preferred Stock*	7,838,118	—	—	7,838,118
Short Term Investments
Commercial Paper	—	5,534,000	—	5,534,000
Mutual Funds	208,873,949	—	—	208,873,949
Repurchase Agreement	—	8,928,000	—	8,928,000
Total Short Term Investments	208,873,949	14,462,000	—	223,335,949
Total Investments	$3,590,871,599	$216,157,844	$3,275,564	$3,810,305,007

Collateral for Securities Loaned (Liability)	$—	$(208,873,949)	$—	$(208,873,949)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2012	$0
Transfers into Level 3	0
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized gain	0
Change in unrealized depreciation	(397,612)
Security purchases*	3,673,176
Security sales	0
Balance as of June 30, 2013	$3,275,564

The change in unrealized depreciation on investments held at June 30, 2013 was $(397,612).

*	Security was acquired as a result of the merger with the Met Investors Series Trust Met/Franklin Mutual Shares Portfolio. Purchase amount shown above reflects the value of the security on the date of the merger. See note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,810,305,007
Cash	216,831
Cash denominated in foreign currencies (c)	391,895
Receivable for:
Investments sold	25,168,061
Fund shares sold	693,597
Dividends and interest	7,473,813

Total Assets	3,844,249,204
Liabilities
Payable for:
Fund shares redeemed	3,043,706
Collateral for securities loaned	208,873,949
Accrued expenses:
Management fees	1,673,173
Distribution and service fees	157,647
Deferred trustees’ fees	111,229
Other expenses	557,717

Total Liabilities	214,417,421

Net Assets	$3,629,831,783

Net assets consist of:
Paid-in surplus	$2,626,990,351
Undistributed net investment income	31,368,489
Accumulated net realized gains	110,838,981
Unrealized appreciation on investments and foreign currency transactions	860,633,962

Net Assets	$3,629,831,783

Net Assets
Class A	$2,827,212,921
Class B	706,278,124
Class D	18,252,038
Class E	78,088,700
Capital Shares Outstanding*
Class A	185,701,195
Class B	46,700,723
Class D	1,200,989
Class E	5,149,751
Net Asset Value, Offering and Redemption Price Per Share
Class A	$15.22
Class B	15.12
Class D	15.20
Class E	15.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,949,608,020.
(b)	Includes securities on loan with a value of $203,620,200.
(c)	Identified cost of cash denominated in foreign currencies was $404,430.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$40,919,237
Securities lending income	503,270
Interest	10,479

Total investment income	41,432,986
Expenses
Management fees	10,931,346
Distribution and service fees—Class B	519,301
Distribution and service fees—Class D	3,488
Distribution and service fees—Class E	54,304
Administration fees	22,697
Trustees’ fees and expenses	18,477
Custodian and accounting	229,589
Audit and tax services	17,005
Legal	22,865
Shareholder reporting	120,072
Insurance	1,105
Miscellaneous	17,425

Total expenses	11,957,674
Less broker commission recapture	(37,885)
Less management fee waivers	(2,154,958)

Net expenses	9,764,831

Net Investment Income	31,668,155

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	124,665,869
Futures contracts	(589,192)
Foreign currency transactions	(13,747)

Net realized gain	124,062,930

Net change in unrealized appreciation (depreciation) on:
Investments	290,585,350
Foreign currency transactions	(115,208)

Net change in unrealized appreciation	290,470,142

Net realized and unrealized gain	414,533,072

Net Increase in Net Assets From Operations	$446,201,227

(a)	Net of foreign taxes of $404,980.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,668,155	$56,625,039
Net realized gain	124,062,930	100,116,064
Net change in unrealized appreciation	290,470,142	238,472,056

Increase in net assets from operations	446,201,227	395,213,159

From Distributions to Shareholders
Net investment income
Class A	(50,660,050)	(43,662,721)
Class B	(4,757,769)	(4,135,325)
Class D	(0)	(0)
Class E	(1,080,244)	(1,093,494)
Net realized capital gain
Class A	(86,020,084)	(31,090,576)
Class B	(9,119,057)	(3,348,515)
Class D	(0)	(0)
Class E	(1,987,649)	(837,277)

Total distributions	(153,624,853)	(84,167,908)

Increase (decrease) in net assets from capital share transactions	667,141,747	(57,951,669)

Total increase in net assets	959,718,121	253,093,582

Net Assets
Beginning of the period	2,670,113,662	2,417,020,080

End of the period	$3,629,831,783	$2,670,113,662

Undistributed Net Investment Income
End of the period	$31,368,489	$56,198,397

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	17,369,249	$265,052,639	8,475,621	$111,288,078
Shares issued through acquisition	5,422,146	80,789,979	0	0
Reinvestments	9,393,823	136,680,134	5,741,421	74,753,297
Redemptions	(17,678,425)	(268,765,274)	(18,050,623)	(239,700,284)

Net increase (decrease)	14,506,793	$213,757,478	(3,833,581)	$(53,658,909)

Class B
Sales	19,599,268	$293,071,985	2,218,211	$28,902,919
Shares issued through acquisition	29,307,292	434,040,998	0	0
Reinvestments	959,670	13,876,826	577,903	7,483,840
Redemptions	(21,419,101)	(317,994,260)	(2,462,386)	(32,395,908)

Net increase	28,447,129	$422,995,549	333,728	$3,990,851

Class D*
Sales	4,109	$62,254	0	$0
Shares issued through acquisition	6,526,741	97,117,903	0	0
Redemptions	(5,329,861)	(79,343,771)	0	0

Net increase	1,200,989	$17,836,386	0	$0

Class E
Sales	17,853,671	$265,011,111	283,045	$3,685,717
Shares issued through acquisition	1,498,859	22,243,068	0	0
Reinvestments	211,725	3,067,893	148,864	1,930,771
Redemptions	(18,563,379)	(277,769,738)	(1,055,811)	(13,900,099)

Net increase (decrease)	1,000,876	$12,552,334	(623,902)	$(8,283,611)

Increase (decrease) derived from capital share transactions		$667,141,747		$(57,951,669)

*	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.80		$12.23	$12.31	$11.20	$9.27	$15.04

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.29	0.25	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments	2.08		1.72	(0.13)	1.06	1.72	(4.77)

Total from Investment Operations	2.23		2.01	0.12	1.27	1.93	(4.53)

Less Distributions
Distributions from net investment income	(0.30)		(0.26)	(0.20)	(0.16)	0.00	(0.25)
Distributions from net realized capital gains	(0.51)		(0.18)	0.00	0.00	0.00	(0.99)

Total Distributions	(0.81)		(0.44)	(0.20)	(0.16)	0.00	(1.24)

Net Asset Value, End of Period	$15.22		$13.80	$12.23	$12.31	$11.20	$9.27

Total Return (%) (b)	16.38	(c)	16.65	0.85	11.42	20.82	(32.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.73	0.73	0.73	0.74	0.80
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.60	0.61	0.63	0.66	0.74
Ratio of net investment income to average net assets (%)	2.05	(d)	2.21	2.03	1.82	2.17	2.15
Portfolio turnover rate (%)	10	(c)	16	16	28	26	34
Net assets, end of period (in millions)	$2,827.2		$2,363.0	$2,141.2	$2,097.7	$1,876.3	$419.3

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008 (f)
Net Asset Value, Beginning of Period	$13.70		$12.15	$12.23	$11.13	$9.24	$13.12

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.22	0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	2.05		1.70	(0.13)	1.06	1.71	(4.03)

Total from Investment Operations	2.19		1.96	0.09	1.24	1.89	(3.88)

Less Distributions
Distributions from net investment income	(0.26)		(0.23)	(0.17)	(0.14)	0.00	0.00
Distributions from net realized capital gains	(0.51)		(0.18)	0.00	0.00	0.00	0.00

Total Distributions	(0.77)		(0.41)	(0.17)	(0.14)	0.00	0.00

Net Asset Value, End of Period	$15.12		$13.70	$12.15	$12.23	$11.13	$9.24

Total Return (%) (b)	16.24	(c)	16.32	0.64	11.18	20.59	(29.65	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.98	0.98	0.98	0.99	1.05	(d)
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.85	0.86	0.88	0.91	0.99	(d)
Ratio of net investment income to average net assets (%)	1.90	(d)	1.96	1.79	1.58	1.92	1.97	(d)
Portfolio turnover rate (%)	10	(c)	16	16	28	26	34
Net assets, end of period (in millions)	$706.3		$250.2	$217.7	$197.8	$145.6	$101.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Period Ended June 30, 2013 (f)
Net Asset Value, Beginning of Period	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.06
Net realized and unrealized gain on investments	0.26

Total from Investment Operations	0.32

Net Asset Value, End of Period	$15.20

Total Return (%) (b)	2.15	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)
Net ratio of expenses to average net assets (%) (e)	0.69	(d)
Ratio of net investment income to average net assets (%)	2.11	(d)
Portfolio turnover rate (%)	10	(c)
Net assets, end of period (in millions)	$18.3

	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008 (f)
Net Asset Value, Beginning of Period	$13.73		$12.18	$12.25	$11.15	$9.24	$13.12

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.23	0.19	0.19	0.16
Net realized and unrealized gain (loss) on investments	2.08		1.70	(0.12)	1.06	1.72	(4.04)

Total from Investment Operations	2.22		1.97	0.11	1.25	1.91	(3.88)

Less Distributions
Distributions from net investment income	(0.28)		(0.24)	(0.18)	(0.15)	0.00	0.00
Distributions from net realized capital gains	(0.51)		(0.18)	0.00	0.00	0.00	0.00

Total Distributions	(0.79)		(0.42)	(0.18)	(0.15)	0.00	0.00

Net Asset Value, End of Period	$15.16		$13.73	$12.18	$12.25	$11.15	$9.24

Total Return (%) (b)	16.37	(c)	16.39	0.81	11.25	20.67	(29.57	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.88	0.88	0.88	0.89	0.95	(d)
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.75	0.76	0.78	0.81	0.89	(d)
Ratio of net investment income to average net assets (%)	1.98	(d)	2.05	1.85	1.67	2.03	2.06	(d)
Portfolio turnover rate (%)	10	(c)	16	16	28	26	34
Net assets, end of period (in millions)	$78.1		$57.0	$58.1	$69.9	$72.5	$67.5

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2008 for Classes B and E, and April 26, 2013 for Class D.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $8,928,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16 through April 17, 2013, the Portfolio bought and sold $54,445,149 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $(589,192) which are shown under net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$304,323,358	$0	$375,931,299

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $25,137,457 and are included above.

With respect to the Portfolio’s mergers with Met Investors Series Trust Met/Franklin Mutual Shares Portfolio and Metropolitan Series Fund FI Value Leaders Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired equity securities with a cost of $ 582,939,843 that are not included in the above non-U.S. Government purchases.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$10,931,346	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$48,891,540	$37,592,655	$35,276,368	$—	$—	$—	$84,167,908	$37,592,655

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$63,840,500	$89,246,858	$525,212,169	$—	$—	$678,299,527

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $2,665,493,738, $280,252,781, $100 and $ 61,036,104, respectively, acquired all the assets and liabilities of both FI Value Leaders Portfolio of the Metropolitan Series Fund (“FI Value Leaders”) and Met/Franklin Mutual Shares Portfolio of the Met Investors Series Trust (“Met/Franklin”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
FI Value Leaders	Class A	480,168	$77,606,786	5,208,509
FI Value Leaders	Class B	359,540	57,986,718	3,915,376
FI Value Leaders	Class D	601,549	97,117,903	6,526,741
FI Value Leaders	Class E	137,895	22,243,068	1,498,859
Met/Franklin	Class A	672,085	3,183,193	213,637
Met/Franklin	Class B	80,321,180	376,054,280	25,391,916

Each shareholder of FI Value Leaders and Met/Franklin received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the FI Value Leaders and Met/Franklin Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the FI Value Leaders and Met/Franklin Portfolios. All other costs associated with the merger were not borne by the shareholders of any of the Portfolios.

FI Value Leaders’ net assets on April 26, 2013 were $77,606,786, $57,986,718, 97,117,903 and $22,243,068 for Classes A, B, D and E shares, respectively, including investments valued at $254,942,635 with a cost basis of $240,096,052. Met/Franklin’s net assets on April 26, 2013 were $3,183,193 and $376,054,280 for Class A and Class B shares, respectively, including investments valued at $377,937,821 with a cost basis of $360,776,791.

For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Value Leaders and Met/Franklin were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $118,206,385 in capital loss carry forwards from FI Value Leaders.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,640,974,671, which included $14,846,583 and $17,158,366 of acquired unrealized appreciation on investments and foreign currency transactions from FI Value Leaders and Met/Franklin, respectively.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Net investment income	$36,786,910	(a)
Net realized and unrealized gain on investments	519,943,942	(b)

Net increase in net assets from operations	$556,730,852

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Value Leaders and Met/Franklin that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$31,668,155 as reported June 30, 2013, plus $1,232,581 FI Value Leaders pre-merger plus $2,846,657 Met/Franklin premerger, plus $889,131 in lower net advisory fees, plus $150,386 of pro-forma eliminated other expenses.
(b)	$860,633,962 unrealized appreciation, as reported June 30, 2013 minus $638,723,826 pro-forma December 31, 2012 unrealized appreciation, plus $124,062,930 net realized gain as reported, plus $67,063,501 and $106,907,375 in net realized gain from FI Value Leaders and Met/Franklin pre-merger, respectively.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the respective Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of FI Value Leaders Portfolio (“FI Value Leaders”) a series of Metropolitan Series Fund by MFS Value Portfolio (“MFS Value”), in exchange for shares of MFS Value and the assumption by MFS Value of the liabilities of FI Value Leaders Portfolio. The Plan also provides for the distribution of these shares of MFS Value to shareholders of FI Value Leaders Portfolio in liquidation and subsequent termination of FI Value Leaders Portfolio.	2,360,836.269	109,385.376	209,440.842	2,679,662.487

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 3.09%, 3.00%, 3.04%, and 2.92%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 4.10%.

MARKET ENVIRONMENT/CONDITIONS

Equity indexes rallied as investors reacted to positive macroeconomic numbers and central bank intervention. Better than expected macroeconomic data included global manufacturing, U.S. jobless claims and payrolls, Chinese export growth, euro-zone retail sales, U.K. industrial output, and Japanese gross domestic product (GDP). The markets were supported by central bank intervention, including interest rate cuts by the European Central Bank (“ECB”), Reserve Bank of Australia, Bank of Korea, Bank of Israel, and ECB President Draghi’s comments that monetary policy would remain accommodative for as long as needed. However, the six-month period ended on a negative note on news that the Federal Reserve may start reducing the pace of bond purchases and end quantitative easing. Other concerns included increasing tensions between North and South Korea, slower growth in China, political uncertainty in Europe, weakness in commodity prices, and unrest in Turkey and the Middle East.

The U.S. dollar strengthened during the six-month period, which negatively impacted a U.S. investor’s MSCI EAFE Index return versus the local currency return by approximately 6.9%.

Fourteen of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2013. Japan (20.0% beginning weight in the benchmark), up 16.5%, was the second largest country by weight and had the largest positive impact on the benchmark. Greece (0.1% beginning weight), up 19.2%, was the best-performing country. The worst-performing countries were Italy (2.3% beginning weight), down 8.5%, and Austria (0.3% beginning weight), down 7.2%.

The stocks in the MSCI EAFE Index with the largest positive impact to the quarterly return of the index were Toyota Motor, Roche Holding, and Novartis, up 31.0%, 27.8%, and 17.2%, respectively. The stocks with the largest negative impact were Rio Tinto, BHP Billiton plc, and BHP Billiton Limited, down 27.3%, 24.8%, and 23.8%, respectively.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy with respect to the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	3.09	17.54	-0.75	7.42	—
Class B	3.00	17.36	-0.98	7.16	—
Class E	3.04	17.33	-0.89	7.27	—
Class G	2.92	17.23	—	—	11.95
MSCI EAFE Index	4.10	18.62	-0.63	7.67	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	3.2
Nestle S.A.	1.8
Royal Dutch Shell plc- B Shares	1.7
HSBC Holdings plc	1.6
Roche Holding AG	1.5
Toyota Motor Corp.	1.4
Novartis AG	1.4
Vodafone Group plc	1.2
BP plc	1.1
Sanofi	1.0

Top Countries

% of Market Value of Total Investments
Japan	21.7
United Kingdom	20.5
Switzerland	8.9
France	8.7
Germany	8.3
Australia	7.7
Sweden	3.0
Hong Kong	2.9
Netherlands	2.9
Spain	2.7

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.40%	$1,000.00	$1,030.90	$2.01
	Hypothetical*	0.40%	$1,000.00	$1,022.81	$2.01

Class B(a)	Actual	0.65%	$1,000.00	$1,030.00	$3.27
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class E(a)	Actual	0.55%	$1,000.00	$1,030.40	$2.77
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class G(a)	Actual	0.70%	$1,000.00	$1,029.20	$3.52
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Australia—7.6%
AGL Energy, Ltd.	41,243	$544,564
ALS, Ltd. (a)	24,515	213,113
Alumina, Ltd. (b)	191,453	170,706
Amcor, Ltd.	83,008	767,497
AMP, Ltd.	206,717	799,335
APA Group	59,114	322,850
Asciano, Ltd.	58,850	268,933
ASX, Ltd.	11,033	332,554
Aurizon Holdings, Ltd.	129,427	490,442
Australia & New Zealand Banking Group, Ltd.	186,889	4,855,081
Bendigo and Adelaide Bank, Ltd. (a)	23,062	211,559
BHP Billiton, Ltd.	222,200	6,408,342
Boral, Ltd.	61,162	234,044
Brambles, Ltd.	111,315	948,169
Caltex Australia, Ltd.	9,532	156,709
CFS Retail Property Trust (REIT) (a)	151,292	275,835
Coca-Cola Amatil, Ltd.	42,510	492,694
Cochlear, Ltd.	3,466	194,672
Commonwealth Bank of Australia	110,623	6,959,445
Computershare, Ltd.	29,681	277,230
Crown, Ltd.	29,464	323,766
CSL, Ltd.	35,686	2,011,514
Dexus Property Group (REIT)	302,183	294,047
Echo Entertainment Group, Ltd.	52,682	147,242
Federation Centres, Ltd. (REIT)	91,872	198,686
Flight Centre, Ltd. (a)	4,009	143,302
Fortescue Metals Group, Ltd. (a)	100,245	275,238
Goodman Group (REIT)	110,907	491,973
GPT Group (REIT)	121,517	425,665
Iluka Resources, Ltd.	29,031	262,335
Incitec Pivot, Ltd.	103,981	270,924
Insurance Australia Group, Ltd.	142,016	702,161
Leighton Holdings, Ltd. (a)	10,872	152,272
Lend Lease Group	37,629	285,822
Macquarie Group, Ltd.	20,913	793,841
Metcash, Ltd. (a)	63,044	202,407
Mirvac Group (REIT)	222,329	324,170
National Australia Bank, Ltd.	159,668	4,305,145
Newcrest Mining, Ltd.	54,807	492,678
Orica, Ltd.	26,176	492,493
Origin Energy, Ltd.	78,717	901,595
Qantas Airways, Ltd. (b)	80,907	99,199
QBE Insurance Group, Ltd.	82,246	1,136,088
Ramsay Health Care, Ltd.	8,883	290,534
Rio Tinto, Ltd.	29,750	1,414,287
Santos, Ltd.	67,710	774,236
Seek, Ltd.	22,233	183,531
Sonic Healthcare, Ltd.	24,290	329,290
SP AusNet	106,030	113,539
Stockland (REIT)	141,124	447,322
Suncorp Group, Ltd.	87,148	944,461
TABCORP Holdings, Ltd.	43,902	121,950
Tatts Group, Ltd.	83,646	241,977
Telstra Corp., Ltd.	304,819	1,328,200
Toll Holdings, Ltd.	41,980	203,389
Transurban Group (a)	94,803	585,318
Treasury Wine Estates, Ltd.	46,412	246,595

Australia—(Continued)
Wesfarmers, Ltd.	68,991	$2,490,536
Westfield Group (REIT)	143,754	1,500,876
Westfield Retail Trust (REIT)	193,580	546,885
Westpac Banking Corp.	212,272	5,562,012
Woodside Petroleum, Ltd.	46,091	1,468,239
Woolworths, Ltd.	83,362	2,493,972
WorleyParsons, Ltd.	14,841	262,647

		61,206,133

Austria—0.2%
Andritz AG	5,184	265,245
Erste Group Bank AG	15,832	420,951
IMMOFINANZ AG (b)	66,338	247,375
OMV AG	10,147	455,845
Raiffeisen Bank International AG (a)	3,490	101,549
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,911	134,603
Voestalpine AG (a)	7,335	257,855

		1,883,423

Belgium—1.1%
Ageas	15,573	543,508
Anheuser-Busch InBev NV	54,843	4,858,678
Belgacom S.A.	10,680	238,334
Colruyt S.A.	5,430	285,062
Delhaize Group S.A. (a)	6,756	414,698
Groupe Bruxelles Lambert S.A.	5,072	382,472
KBC Groep NV	16,494	609,224
Solvay S.A.	3,743	488,985
Telenet Group Holding NV	4,184	191,300
UCB S.A.	7,958	427,903
Umicore S.A.	8,519	353,392

		8,793,556

China—0.0%
AAC Technologies Holdings, Inc.	51,000	285,559

Denmark—1.1%
AP Moeller - Maersk A/S - Class A	35	235,417
AP Moeller - Maersk A/S - Class B	88	628,596
Carlsberg A/S - Class B	7,997	712,781
Coloplast A/S - Class B	7,043	393,646
Danske Bank A/S (b)	44,352	753,997
DSV A/S	13,261	321,905
Novo Nordisk A/S - Class B	27,644	4,297,789
Novozymes A/S - B Shares	16,065	513,164
TDC A/S	45,351	366,378
Tryg A/S	1,747	143,498
William Demant Holding A/S (b)	1,624	134,091

		8,501,262

Finland—0.7%
Elisa Oyj (a)	9,437	184,034
Fortum OYJ (a)	31,487	587,386
Kesko Oyj - B Shares	4,472	123,684
Kone Oyj - Class B (a)	9,880	782,120
Metso Oyj	7,663	259,288

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Neste Oil Oyj	9,073	$131,891
Nokia Oyj (a) (b)	264,520	983,933
Nokian Renkaat Oyj	7,322	297,174
Orion Oyj - Class B (a)	6,402	149,534
Pohjola Bank plc - A Shares	9,006	132,291
Sampo Oyj - A Shares	27,993	1,084,854
Stora Enso Oyj - R Shares (a)	40,497	269,484
UPM-Kymmene Oyj (a)	38,111	371,188
Wartsila Oyj Abp	12,482	539,997

		5,896,858

France—8.6%
Accor S.A.	9,539	334,567
Aeroports de Paris (a)	2,209	214,520
Air Liquide S.A. (a)	21,485	2,639,468
Alstom S.A.	14,355	468,999
Arkema S.A. (a)	4,440	404,840
Atos Origin S.A.	3,953	292,986
AXA S.A.	122,200	2,397,714
BNP Paribas S.A.	67,218	3,667,493
Bouygues S.A.	12,810	325,623
Bureau Veritas S.A. (a)	15,060	389,459
Cap Gemini S.A.	9,755	473,599
Carrefour S.A.	42,840	1,168,789
Casino Guichard Perrachon S.A.	4,364	406,976
Christian Dior S.A.	3,598	577,260
Cie de St-Gobain	26,359	1,059,537
Cie Generale de Geophysique - Veritas (b)	11,374	251,188
Cie Generale des Etablissements Michelin	12,929	1,148,666
CNP Assurances	10,520	150,270
Credit Agricole S.A. (b)	71,301	611,970
Danone S.A.	38,676	2,896,716
Dassault Systemes S.A. (a)	4,077	498,046
Edenred S.A. (a)	13,868	423,618
Electricite de France S.A. (a)	17,389	402,934
Essilor International S.A.	13,981	1,484,568
Eurazeo	2,143	114,548
Eutelsat Communications S.A.	8,516	240,697
Fonciere Des Regions (REIT) (a)	1,625	121,670
France Telecom S.A.	121,686	1,144,347
GDF Suez	88,668	1,726,485
Gecina S.A.	1,319	145,043
Groupe Eurotunnel S.A.	42,941	325,438
Groupe FNAC (b)	623	13,200
ICADE (REIT) (a)	2,071	170,780
Iliad S.A.	1,838	396,008
Imerys S.A.	2,253	137,862
JCDecaux S.A. (a)	4,706	128,096
Kering (a)	4,995	1,009,681
Klepierre (REIT)	6,803	267,762
L’Oreal S.A.	16,452	2,686,213
Lafarge S.A.	13,327	814,036
Lagardere SCA	8,303	230,963
Legrand S.A.	16,158	745,686
LVMH Moet Hennessy Louis Vuitton S.A.	17,444	2,805,233
Natixis	61,277	254,692
Pernod-Ricard S.A.	14,164	1,567,741
Publicis Groupe S.A.	12,590	891,528

France—(Continued)
Remy Cointreau S.A.	1,600	$169,468
Renault S.A.	12,949	863,832
Rexel S.A.	10,277	230,802
Safran S.A.	16,367	851,265
Sanofi	81,013	8,337,415
Schneider Electric S.A.	35,705	2,570,605
SCOR SE	11,686	356,369
SES S.A.	20,693	590,196
Societe BIC S.A.	1,753	175,137
Societe Generale S.A.	47,038	1,599,460
Sodexo	6,625	550,914
Suez Environnement Co. (a)	22,682	291,631
Technip S.A.	6,959	702,369
Thales S.A.	6,811	316,887
Total S.A.	144,362	7,029,993
Unibail-Rodamco SE (REIT)	6,473	1,498,832
Vallourec S.A.	8,091	408,852
Veolia Environnement S.A. (a)	23,240	262,912
Vinci S.A.	32,357	1,612,006
Vivendi S.A.	81,253	1,529,157
Wendel S.A. (a)	2,267	232,693
Zodiac Aerospace (a)	2,442	321,870

		69,130,180

Germany—7.7%
Adidas AG	14,130	1,525,102
Allianz SE	30,996	4,520,405
Axel Springer AG (a)	3,006	127,904
BASF SE	63,037	5,622,248
Bayer AG	56,642	6,030,066
Bayerische Motoren Werke (BMW) AG	22,334	1,948,511
Beiersdorf AG	6,805	592,541
Brenntag AG	3,310	501,944
Celesio AG	5,900	127,994
Commerzbank AG (b)	66,178	575,966
Continental AG	7,824	1,041,055
Daimler AG	65,552	3,956,611
Deutsche Bank AG	70,259	2,935,105
Deutsche Boerse AG	12,868	845,946
Deutsche Lufthansa AG (b)	17,782	359,529
Deutsche Post AG	60,021	1,489,510
Deutsche Telekom AG	191,657	2,232,318
E.ON SE	123,175	2,018,313
Fraport AG Frankfurt Airport Services Worldwide (a)	2,305	139,119
Fresenius Medical Care AG & Co. KGaA	14,375	1,017,022
Fresenius SE & Co. KGaA	8,867	1,091,419
GEA Group AG	11,135	393,228
Hannover Rueckversicherung SE	3,778	271,143
HeidelbergCement AG	9,200	617,714
Henkel AG & Co. KGaA	8,633	675,687
Hochtief AG	2,679	174,301
Hugo Boss AG	2,160	237,089
Infineon Technologies AG	73,323	612,614
K&S AG	11,843	436,511
Kabel Deutschland Holding AG	6,250	685,324
Lanxess AG	5,523	331,521
Linde AG	12,578	2,338,838

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
MAN SE	2,045	$222,981
Merck KGaA	4,259	646,854
Metro AG	8,734	275,744
Muenchener Rueckversicherungs AG	12,534	2,298,381
RWE AG	34,949	1,113,617
SAP AG	62,970	4,604,657
Siemens AG	54,099	5,458,746
Suedzucker AG	5,881	181,786
Telefonica Deutschland Holding AG	19,300	139,505
ThyssenKrupp AG (b)	26,592	521,653
United Internet AG	8,781	247,144
Volkswagen AG	1,873	364,440

		61,548,106

Greece—0.0%
Hellenic Telecommunications Organization S.A. (b)	16,970	132,285
OPAP S.A.	15,589	130,363

		262,648

Hong Kong—2.9%
AIA Group, Ltd.	828,200	3,480,431
ASM Pacific Technology, Ltd. (a)	14,200	156,204
Bank of East Asia, Ltd.	73,920	265,605
BOC Hong Kong Holdings, Ltd.	253,965	775,598
Cathay Pacific Airways, Ltd.	87,000	151,887
Cheung Kong Holdings, Ltd.	97,000	1,310,883
Cheung Kong Infrastructure Holdings, Ltd.	43,000	287,017
CLP Holdings, Ltd.	123,877	1,000,139
First Pacific Co., Ltd.	154,000	164,144
Galaxy Entertainment Group, Ltd. (a) (b)	149,000	719,011
Hang Lung Properties, Ltd.	161,000	558,938
Hang Seng Bank, Ltd.	49,400	727,453
Henderson Land Development Co., Ltd.	62,700	372,603
HKT Trust / HKT, Ltd.	161,000	151,912
Hong Kong & China Gas Co., Ltd.	401,967	979,532
Hong Kong Exchanges and Clearing, Ltd.	73,400	1,099,740
Hopewell Holdings, Ltd.	25,000	82,837
Hutchison Whampoa, Ltd.	149,000	1,557,133
Hysan Development Co., Ltd.	45,000	192,326
Kerry Properties, Ltd.	46,500	180,509
Li & Fung, Ltd. (a)	429,600	584,707
Link REIT (The) (REIT)	161,141	787,655
MGM China Holdings, Ltd.	71,200	190,057
MTR Corp., Ltd.	95,000	347,776
New World Development Co., Ltd.	261,531	359,600
Noble Group, Ltd.	263,909	201,820
NWS Holdings, Ltd.	93,000	141,472
PCCW, Ltd.	283,000	132,899
Power Assets Holdings, Ltd.	99,549	857,285
Sands China, Ltd.	165,200	775,805
Shangri-La Asia, Ltd.	109,540	187,708
Sino Land Co., Ltd.	193,600	269,656
SJM Holdings, Ltd.	141,000	339,645
Sun Hung Kai Properties, Ltd.	105,000	1,349,939
Swire Pacific, Ltd. - Class A	43,317	518,762
Swire Properties, Ltd.	83,600	247,196
Wharf Holdings, Ltd.	104,976	873,981

Hong Kong—(Continued)
Wheelock & Co., Ltd.	68,000	$337,467
Wynn Macau, Ltd. (a)	104,000	280,054
Yue Yuen Industrial Holdings, Ltd.	50,500	130,077

		23,127,463

Ireland—0.7%
Bank of Ireland (b)	1,438,800	293,197
CRH plc	51,353	1,039,265
Elan Corp. plc (b)	36,869	514,870
Experian plc	72,050	1,246,183
James Hardie Industries plc	30,172	257,916
Kerry Group plc - Class A	11,180	616,370
Shire plc	39,190	1,239,751

		5,207,552

Israel—0.5%
Bank Hapoalim B.M. (b)	72,497	325,790
Bank Leumi Le-Israel B.M. (b)	101,093	334,300
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	236,633
Israel Chemicals, Ltd.	29,917	294,531
Israel Corp., Ltd. (The) (b)	188	112,495
Mellanox Technologies, Ltd. (b)	2,789	136,853
NICE Systems, Ltd.	5,213	192,099
Teva Pharmaceutical Industries, Ltd.	58,451	2,289,409

		3,922,110

Italy—1.8%
Assicurazioni Generali S.p.A.	82,143	1,431,470
Atlantia S.p.A.	22,767	369,304
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	345,338	87,533
Enel Green Power S.p.A.	98,722	204,517
Enel S.p.A.	449,278	1,406,437
ENI S.p.A.	171,470	3,517,912
Exor S.p.A.	4,938	145,832
Fiat Industrial S.p.A.	61,911	688,711
Fiat S.p.A. (b)	59,813	413,966
Finmeccanica S.p.A. (b)	28,782	143,175
Intesa Sanpaolo S.p.A.	793,034	1,267,196
Luxottica Group S.p.A.	11,742	590,317
Mediobanca S.p.A.	44,816	232,706
Pirelli & C S.p.A. (a)	17,048	196,235
Prysmian S.p.A.	13,126	243,711
Saipem S.p.A.	18,391	297,151
Snam S.p.A.	138,413	629,378
Telecom Italia S.p.A.	668,281	463,518
Telecom Italia S.p.A. - Risparmio Shares	360,593	198,980
Terna Rete Elettrica Nazionale S.p.A.	92,170	382,424
UniCredit S.p.A.	296,069	1,382,555
Unione di Banche Italiane SCPA (a)	56,320	203,421

		14,496,449

Japan—21.7%
Advantest Corp.	11,800	193,198
Aeon Co., Ltd.	41,000	537,445
Aeon Credit Service Co., Ltd. (a)	5,000	141,789
Aeon Mall Co., Ltd.	6,200	153,375
Air Water, Inc.	10,000	140,650

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aisin Seiki Co., Ltd.	13,000	$496,731
Ajinomoto Co., Inc.	44,000	644,982
Alfresa Holdings Corp.	3,000	160,377
All Nippon Airways Co., Ltd. (a)	84,000	174,210
Amada Co., Ltd.	27,000	178,060
Aozora Bank, Ltd. (b)	77,000	240,319
Asahi Glass Co., Ltd. (a)	72,000	468,282
Asahi Group Holdings, Ltd. (a)	25,800	640,526
Asahi Kasei Corp.	82,000	541,589
Asics Corp.	11,000	173,988
Astellas Pharma, Inc.	30,000	1,631,165
Bank of Kyoto, Ltd. (The)	22,000	183,178
Bank of Yokohama, Ltd. (The)	83,000	427,853
Benesse Holdings, Inc.	5,000	180,161
Bridgestone Corp. (a)	43,800	1,490,601
Brother Industries, Ltd.	16,400	184,443
Calbee, Inc.	1,000	94,735
Canon, Inc. (a)	78,400	2,570,928
Casio Computer Co., Ltd.	16,900	148,713
Central Japan Railway Co.	10,400	1,273,360
Chiba Bank, Ltd. (The)	46,000	313,081
Chiyoda Corp.	11,000	129,241
Chubu Electric Power Co., Inc.	47,800	676,620
Chugai Pharmaceutical Co., Ltd.	15,100	312,562
Chugoku Bank, Ltd. (The)	12,000	167,709
Chugoku Electric Power Co., Inc. (The) (a)	23,700	372,615
Credit Saison Co., Ltd.	10,500	263,135
Dai Nippon Printing Co., Ltd.	40,000	363,400
Dai-ichi Life Insurance Co., Ltd. (The)	573	828,040
Daicel Corp.	22,000	192,481
Daihatsu Motor Co., Ltd.	14,000	264,989
Daiichi Sankyo Co., Ltd.	45,200	753,599
Daikin Industries, Ltd.	16,800	678,300
Dainippon Sumitomo Pharma Co., Ltd.	12,000	158,393
Daito Trust Construction Co., Ltd.	5,000	470,669
Daiwa House Industry Co., Ltd.	37,000	689,547
Daiwa Securities Group, Inc.	110,000	922,628
Dena Co., Ltd. (a)	6,700	130,505
Denso Corp.	32,000	1,498,482
Dentsu, Inc.	12,700	438,592
Don Quijote Co., Ltd.	4,100	199,597
East Japan Railway Co.	23,000	1,785,357
Eisai Co., Ltd.	18,200	741,169
Electric Power Development Co., Ltd.	8,800	274,196
FamilyMart Co., Ltd.	4,300	183,120
FANUC Corp.	13,100	1,896,630
Fast Retailing Co., Ltd.	3,700	1,246,146
Fuji Electric Co., Ltd.	43,000	151,527
Fuji Heavy Industries, Ltd.	42,000	1,034,011
FUJIFILM Holdings Corp.	32,600	717,181
Fujitsu, Ltd.	135,000	557,268
Fukuoka Financial Group, Inc.	53,000	225,179
Furukawa Electric Co., Ltd.	49,000	113,470
Gunma Bank, Ltd. (The)	26,000	143,453
Hachijuni Bank, Ltd. (The)	30,000	175,710
Hamamatsu Photonics KK	4,800	173,248
Hankyu Hanshin Holdings, Inc.	83,000	472,119
Hino Motors, Ltd.	19,000	278,550

Japan—(Continued)
Hirose Electric Co., Ltd.	2,200	$289,720
Hiroshima Bank, Ltd. (The)	38,000	161,833
Hisamitsu Pharmaceutical Co., Inc.	4,700	239,059
Hitachi Chemical Co., Ltd.	8,000	125,085
Hitachi Construction Machinery Co., Ltd.	6,400	129,203
Hitachi Metals, Ltd.	13,000	146,073
Hitachi, Ltd.	324,000	2,078,033
Hokkaido Electric Power Co., Inc. (b)	13,000	176,217
Hokuhoku Financial Group, Inc.	85,000	173,724
Hokuriku Electric Power Co. (a)	12,000	188,594
Honda Motor Co., Ltd.	110,900	4,114,665
Hoya Corp.	30,100	616,649
Hulic Co., Ltd. (a)	18,600	199,260
Ibiden Co., Ltd.	8,300	129,279
Idemitsu Kosan Co., Ltd. (a)	1,600	122,905
IHI Corp. (a)	99,000	374,792
Inpex Corp.	158	659,500
Isetan Mitsukoshi Holdings, Ltd.	22,600	299,674
Isuzu Motors, Ltd.	84,000	574,292
ITOCHU Corp.	106,000	1,221,997
Iyo Bank, Ltd. (The)	17,000	162,254
J Front Retailing Co., Ltd.	30,000	238,922
Japan Airlines Co., Ltd.	4,200	215,648
Japan Exchange Group, Inc.	3,700	373,282
Japan Prime Realty Investment Corp. (REIT) (a)	49	149,719
Japan Real Estate Investment Corp. (REIT)	40	446,366
Japan Retail Fund Investment Corp. (REIT)	135	280,675
Japan Steel Works, Ltd. (The)	21,000	115,443
Japan Tobacco, Inc.	75,100	2,650,152
JFE Holdings, Inc.	35,500	778,143
JGC Corp.	14,000	503,202
Joyo Bank, Ltd. (The)	54,000	295,209
JSR Corp.	11,300	228,225
JTEKT Corp.	20,700	232,603
JX Holdings, Inc.	163,100	789,848
Kajima Corp.	59,000	195,432
Kamigumi Co., Ltd.	17,000	136,750
Kaneka Corp.	20,000	131,893
Kansai Electric Power Co., Inc. (The) (b)	45,200	619,776
Kansai Paint Co., Ltd.	15,000	191,193
Kao Corp.	36,500	1,240,209
Kawasaki Heavy Industries, Ltd.	96,000	294,811
KDDI Corp.	36,600	1,901,374
Keikyu Corp.	36,000	308,795
Keio Corp.	45,000	308,977
Keisei Electric Railway Co., Ltd.	20,000	187,063
Keyence Corp.	3,300	1,051,558
Kikkoman Corp.	12,000	199,345
Kintetsu Corp. (a)	121,120	531,658
Kirin Holdings Co., Ltd. (a)	62,000	972,226
Kobe Steel, Ltd. (a) (b)	177,000	219,199
Koito Manufacturing Co., Ltd.	7,000	133,556
Komatsu, Ltd.	63,800	1,472,956
Konami Corp. (a)	8,300	175,330
Konica Minolta, Inc.	37,000	279,023
Kubota Corp.	74,000	1,072,638
Kuraray Co., Ltd.	24,500	343,369
Kurita Water Industries, Ltd.	7,100	150,445

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kyocera Corp.	11,100	$1,128,158
Kyowa Hakko Kirin Co., Ltd. (a)	20,000	225,926
Kyushu Electric Power Co., Inc. (b)	28,400	427,751
Lawson, Inc.	4,900	373,432
LIXIL Group Corp.	18,800	457,492
Makita Corp.	7,200	388,553
Marubeni Corp.	113,000	754,307
Marui Group Co., Ltd.	16,000	159,321
Mazda Motor Corp. (b)	180,000	708,670
McDonald’s Holdings Co. Japan, Ltd. (a)	5,000	138,053
Medipal Holdings Corp.	10,800	146,133
MEIJI Holdings Co., Ltd.	5,100	244,659
Miraca Holdings, Inc.	4,000	184,000
Mitsubishi Chemical Holdings Corp.	95,500	448,068
Mitsubishi Corp.	95,200	1,628,449
Mitsubishi Electric Corp.	136,000	1,272,119
Mitsubishi Estate Co., Ltd.	88,000	2,340,036
Mitsubishi Gas Chemical Co., Inc.	26,000	190,834
Mitsubishi Heavy Industries, Ltd.	203,000	1,126,162
Mitsubishi Logistics Corp.	9,000	125,503
Mitsubishi Materials Corp.	79,000	277,592
Mitsubishi Motors Corp. (a) (b)	320,000	438,188
Mitsubishi Tanabe Pharma Corp.	15,000	194,454
Mitsubishi UFJ Financial Group, Inc.	871,688	5,400,792
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	196,385
Mitsui & Co., Ltd.	117,517	1,474,227
Mitsui Chemicals, Inc. (a)	57,000	128,552
Mitsui Fudosan Co., Ltd.	56,000	1,644,773
Mitsui OSK Lines, Ltd. (b)	75,000	292,234
Mizuho Financial Group, Inc.	1,577,400	3,278,015
MS&AD Insurance Group Holdings	34,300	870,972
Murata Manufacturing Co., Ltd.	14,100	1,071,793
Nabtesco Corp.	7,000	145,392
Namco Bandai Holdings, Inc.	12,500	202,940
NEC Corp.	166,000	362,675
NGK Insulators, Ltd.	17,000	210,532
NGK Spark Plug Co., Ltd.	10,000	199,955
NHK Spring Co., Ltd.	12,000	138,944
Nidec Corp. (a)	6,300	438,926
Nikon Corp.	23,100	538,186
Nintendo Co., Ltd.	7,500	883,459
Nippon Building Fund, Inc. (REIT) (a)	47	543,805
Nippon Electric Glass Co., Ltd.	28,000	136,160
Nippon Express Co., Ltd.	59,000	279,772
Nippon Meat Packers, Inc.	14,000	213,824
Nippon Prologis REIT, Inc.	17	147,913
Nippon Steel Sumitomo Metal Corp.	509,000	1,373,455
Nippon Telegraph & Telephone Corp.	31,300	1,631,051
Nippon Yusen KK	101,000	267,443
Nishi-Nippon City Bank, Ltd. (The)	52,000	135,597
Nissan Motor Co., Ltd.	174,800	1,768,810
Nisshin Seifun Group, Inc.	13,000	155,488
Nissin Foods Holdings Co., Ltd. (a)	4,700	189,977
Nitori Holdings Co., Ltd.	2,650	213,571
Nitto Denko Corp.	10,700	687,319
NKSJ Holdings, Inc.	22,699	540,504
Nomura Holdings, Inc.	243,300	1,800,114
Nomura Real Estate Holdings, Inc.	7,000	154,629

Japan—(Continued)
Nomura Research Institute, Ltd.	6,200	$202,028
NSK, Ltd.	30,000	286,663
NTT Data Corp.	76	269,346
NTT DoCoMo, Inc.	1,027	1,593,309
Obayashi Corp.	45,000	233,329
Odakyu Electric Railway Co., Ltd. (a)	44,000	428,810
OJI Holdings Corp. (a)	68,000	273,852
Olympus Corp. (b)	16,000	485,707
Omron Corp.	13,600	405,189
Ono Pharmaceutical Co., Ltd.	6,400	433,633
Oriental Land Co., Ltd.	3,400	525,083
ORIX Corp.	75,600	1,031,482
Osaka Gas Co., Ltd.	127,000	536,696
Otsuka Holdings Co., Ltd.	26,000	857,242
Panasonic Corp. (b)	154,900	1,242,998
Park24 Co., Ltd.	7,300	132,214
Rakuten, Inc.	49,500	584,598
Resona Holdings, Inc.	132,700	645,312
Ricoh Co., Ltd.	45,000	534,652
Rinnai Corp.	2,800	199,021
Rohm Co., Ltd.	6,700	269,834
Sankyo Co., Ltd.	3,600	169,801
Sanrio Co., Ltd. (a)	3,400	157,976
Santen Pharmaceutical Co., Ltd.	5,500	236,872
SBI Holdings, Inc.	19,011	209,608
Secom Co., Ltd.	15,800	859,005
Sega Sammy Holdings, Inc.	13,300	332,484
Sekisui Chemical Co., Ltd.	28,000	297,599
Sekisui House, Ltd.	36,000	519,774
Seven & I Holdings Co., Ltd.	53,100	1,938,079
Seven Bank, Ltd.	43,000	155,854
Sharp Corp. (a) (b)	77,000	310,129
Shikoku Electric Power Co., Inc. (b)	15,100	273,061
Shimadzu Corp.	17,000	136,583
Shimamura Co., Ltd.	1,400	169,839
Shimano, Inc.	5,600	474,709
Shimizu Corp.	37,000	148,929
Shin-Etsu Chemical Co., Ltd.	27,800	1,841,734
Shinsei Bank, Ltd.	100,000	226,555
Shionogi & Co., Ltd.	19,400	404,313
Shiseido Co., Ltd.	29,300	435,159
Shizuoka Bank, Ltd. (The)	41,000	441,264
Showa Denko KK (a)	129,000	170,139
SMC Corp.	3,700	744,004
Softbank Corp.	64,500	3,760,179
Sojitz Corp.	113,600	188,723
Sony Corp. (a)	67,300	1,421,750
Sony Financial Holdings, Inc.	12,800	201,939
Stanley Electric Co., Ltd.	11,800	229,534
Sumitomo Chemical Co., Ltd.	109,000	342,418
Sumitomo Corp.	81,000	1,008,788
Sumitomo Electric Industries, Ltd.	56,334	672,692
Sumitomo Heavy Industries, Ltd.	39,000	164,133
Sumitomo Metal Mining Co., Ltd.	40,000	445,428
Sumitomo Mitsui Financial Group, Inc.	86,600	3,967,321
Sumitomo Mitsui Trust Holdings, Inc.	217,262	1,012,818
Sumitomo Realty & Development Co., Ltd.	25,000	995,530
Sumitomo Rubber Industries, Ltd.	12,500	204,138

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Suruga Bank, Ltd.	13,000	$236,509
Suzuken Co., Ltd.	5,300	178,215
Suzuki Motor Corp.	26,200	603,289
Sysmex Corp.	4,300	280,971
T&D Holdings, Inc.	38,800	521,122
Taiheiyo Cement Corp.	82,000	261,715
Taisei Corp.	69,000	249,391
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	212,627
Taiyo Nippon Sanso Corp.	18,000	124,503
Takashimaya Co., Ltd.	19,000	192,256
Takeda Pharmaceutical Co., Ltd.	54,200	2,449,013
TDK Corp.	8,400	289,663
Teijin, Ltd.	66,000	144,861
Terumo Corp.	10,800	536,616
THK Co., Ltd.	7,700	161,646
Tobu Railway Co., Ltd.	73,000	375,558
Toho Co., Ltd.	8,500	174,748
Toho Gas Co., Ltd.	31,000	160,102
Tohoku Electric Power Co., Inc. (b)	29,800	372,677
Tokio Marine Holdings, Inc.	49,400	1,564,245
Tokyo Electric Power Co., Inc. (b)	97,600	503,373
Tokyo Electron, Ltd.	12,400	626,734
Tokyo Gas Co., Ltd.	170,000	939,406
Tokyo Tatemono Co., Ltd.	29,000	241,195
Tokyu Corp.	76,000	496,589
Tokyu Land Corp.	29,000	265,715
TonenGeneral Sekiyu KK (a)	18,000	174,149
Toppan Printing Co., Ltd.	41,000	284,413
Toray Industries, Inc.	111,000	717,476
Toshiba Corp.	283,000	1,359,174
TOTO, Ltd.	19,000	193,016
Toyo Seikan Group Holdings, Ltd.	10,200	156,822
Toyo Suisan Kaisha, Ltd.	6,000	199,665
Toyoda Gosei Co., Ltd.	5,000	122,380
Toyota Industries Corp.	12,600	515,058
Toyota Motor Corp.	188,300	11,352,056
Toyota Tsusho Corp.	14,200	365,573
Trend Micro, Inc.	7,000	222,001
Tsumura & Co. (a)	3,900	114,807
Ube Industries, Ltd.	68,000	125,970
Unicharm Corp. (a)	7,600	429,248
USS Co., Ltd.	1,660	210,404
West Japan Railway Co.	11,700	494,505
Yahoo Japan Corp.	158	77,953
Yakult Honsha Co., Ltd. (a)	6,300	260,686
Yamada Denki Co., Ltd. (a)	5,590	226,522
Yamaguchi Financial Group, Inc.	15,000	147,544
Yamaha Corp.	11,000	125,925
Yamaha Motor Co., Ltd.	17,800	230,306
Yamato Holdings Co., Ltd.	27,000	568,403
Yaskawa Electric Corp.	18,000	218,750
Yokogawa Electric Corp.	16,300	194,797
Yokohama Rubber Co., Ltd. (The)	15,000	150,571

		173,597,814

Luxembourg—0.2%
ArcelorMittal	66,772	743,272
Tenaris S.A. (a)	32,705	657,130

		1,400,402

Netherlands—2.9%
Aegon NV	117,488	$783,258
Akzo Nobel NV	16,759	940,072
ASML Holding NV	23,982	1,878,880
Corio NV (REIT)	4,074	161,310
DE Master Blenders 1753 NV (b)	34,490	551,416
Delta Lloyd NV	9,946	197,872
European Aeronautic Defence and Space Co. NV	39,685	2,107,335
Fugro NV (a)	4,445	239,564
Gemalto NV (a)	5,659	511,673
Heineken Holding NV	6,283	351,460
Heineken NV	16,408	1,041,654
ING Groep NV (b)	262,304	2,393,539
Koninklijke Ahold NV	72,518	1,075,854
Koninklijke Boskalis Westminster NV	6,001	218,371
Koninklijke DSM NV	10,134	658,410
Koninklijke KPN NV	230,706	476,484
Koninklijke Philips NV	65,768	1,788,943
Koninklijke Vopak NV	4,391	258,541
QIAGEN NV (b)	14,898	292,213
Randstad Holding NV	9,402	383,382
Reed Elsevier NV	48,042	795,764
STMicroelectronics NV	44,693	399,129
TNT Express NV	24,146	180,179
Unilever NV	110,874	4,343,221
Wolters Kluwer NV	20,745	436,880
Ziggo NV	11,596	462,283

		22,927,687

New Zealand—0.1%
Auckland International Airport, Ltd.	63,428	145,060
Fletcher Building, Ltd.	46,652	303,235
Sky City Entertainment Group, Ltd.	39,539	132,760
Telecom Corp. of New Zealand, Ltd.	132,317	229,261

		810,316

Norway—0.8%
Aker Solutions ASA	11,775	159,055
DNB ASA	66,462	955,174
Gjensidige Forsikring ASA	14,357	209,780
Norsk Hydro ASA	59,320	235,036
Orkla ASA	54,230	441,970
Seadrill, Ltd. (a)	25,063	1,005,684
Statoil ASA	75,596	1,550,356
Subsea 7 S.A. (a) (b)	18,500	322,028
Telenor ASA	50,522	996,325
Yara International ASA	12,261	486,362

		6,361,770

Portugal—0.2%
Banco Espirito Santo S.A. (b)	142,170	112,754
EDP - Energias de Portugal S.A.	131,492	423,256
Galp Energia SGPS S.A.	18,188	268,820
Jeronimo Martins SGPS S.A.	16,641	349,791
Portugal Telecom SGPS S.A. (a)	48,993	190,259

		1,344,880

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—1.6%
Ascendas Real Estate Investment Trust (REIT)	141,000	$247,892
CapitaCommercial Trust (REIT) (a)	143,000	165,163
CapitaLand, Ltd.	174,000	420,034
CapitaMall Trust (REIT)	153,200	240,959
CapitaMalls Asia, Ltd. (a)	101,000	144,607
City Developments, Ltd. (a)	34,000	285,746
ComfortDelGro Corp., Ltd.	153,000	220,022
DBS Group Holdings, Ltd.	115,467	1,404,707
Genting Singapore plc (a)	418,200	433,461
Global Logistic Properties, Ltd.	212,000	457,060
Golden Agri-Resources, Ltd. (a)	492,569	216,247
Hutchison Port Holdings Trust - Class U	350,000	257,235
Jardine Cycle & Carriage, Ltd. (a)	8,000	268,117
Keppel (REIT) (a)	20,540	20,970
Keppel Corp., Ltd.	102,700	839,245
Keppel Land, Ltd.	54,000	141,717
Olam International, Ltd. (a)	94,090	121,451
Oversea-Chinese Banking Corp., Ltd.	170,880	1,340,837
Sembcorp Industries, Ltd.	71,000	275,739
Sembcorp Marine, Ltd. (a)	63,000	213,414
Singapore Airlines, Ltd. (a)	36,940	295,319
Singapore Exchange, Ltd.	56,000	309,012
Singapore Press Holdings, Ltd. (a)	107,250	351,839
Singapore Technologies Engineering, Ltd.	92,000	302,443
Singapore Telecommunications, Ltd.	557,820	1,650,896
StarHub, Ltd.	44,000	145,001
United Overseas Bank, Ltd.	88,392	1,377,937
UOL Group, Ltd.	33,000	174,834
Wilmar International, Ltd. (a)	130,000	321,469

		12,643,373

Spain—2.7%
Abertis Infraestructuras S.A. (a)	27,266	472,912
ACS Actividades de Construccion y Servicios S.A.	9,579	252,210
Amadeus IT Holding S.A. - A Shares	26,116	833,104
Banco Bilbao Vizcaya Argentaria S.A.	383,634	3,190,180
Banco de Sabadell S.A. (a)	204,224	336,826
Banco Popular Espanol S.A. (b)	77,948	236,727
Banco Santander S.A.	738,044	4,666,023
Bankia S.A. (b)	281,294	216,714
CaixaBank	80,270	246,167
Distribuidora Internacional de Alimentacion S.A.	40,028	300,944
Enagas S.A. (a)	15,504	382,447
Ferrovial S.A.	24,733	394,590
Gas Natural SDG S.A. (a)	24,586	492,974
Grifols S.A.	9,470	347,014
Iberdrola S.A.	325,004	1,703,397
Inditex S.A.	15,081	1,857,706
International Consolidated Airlines Group S.A. - Class DI (b)	77,576	309,526
Mapfre S.A. (a)	51,069	164,978
Red Electrica Corp. S.A. (a)	6,689	366,374
Repsol S.A.	56,242	1,184,006
Telefonica S.A. (b)	278,382	3,577,022
Zardoya Otis S.A. (a)	8,808	124,247

		21,656,088

Sweden—3.0%
Alfa Laval AB	20,852	$421,236
Assa Abloy AB - Class B	21,501	832,797
Atlas Copco AB - A Shares	47,637	1,136,712
Atlas Copco AB - B Shares	26,827	568,529
Boliden AB	18,744	230,591
Electrolux AB - Series B	17,118	430,089
Elekta AB - B Shares	26,324	397,789
Getinge AB - B Shares (a)	13,484	406,152
Hennes & Mauritz AB - B Shares (a)	64,616	2,102,207
Hexagon AB - B Shares	17,090	452,860
Husqvarna AB - B Shares (a)	25,677	134,227
Industrivarden AB - C Shares (a)	8,655	142,922
Investment AB Kinnevik - B Shares	14,418	365,653
Investor AB - B Shares	29,565	786,010
Lundin Petroleum AB (b)	16,017	314,293
Millicom International Cellular S.A. (a)	3,968	284,250
Nordea Bank AB	183,884	2,032,337
Sandvik AB (a)	73,011	863,826
Scania AB - B Shares	21,772	430,985
Securitas AB - B Shares	21,462	185,593
Skandinaviska Enskilda Banken AB - Class A	103,979	982,900
Skanska AB - B Shares	23,981	393,732
SKF AB - B Shares (a)	26,654	617,185
Svenska Cellulosa AB - B Shares	40,587	1,009,652
Svenska Handelsbanken AB - A Shares	34,300	1,362,677
Swedbank AB - A Shares	61,954	1,404,882
Swedish Match AB	14,499	509,294
Tele2 AB - B Shares	21,032	244,501
Telefonaktiebolaget LM Ericsson - Class B	209,117	2,355,602
TeliaSonera AB	162,992	1,052,226
Volvo AB - B Shares	103,330	1,368,361

		23,820,070

Switzerland—8.8%
ABB, Ltd. (b)	151,669	3,268,817
Actelion, Ltd. (b)	7,563	454,585
Adecco S.A. (b)	8,604	487,579
Aryzta AG (b)	5,635	315,442
Baloise Holding AG	3,194	308,782
Barry Callebaut AG (a) (b)	132	120,803
Cie Financiere Richemont S.A. - Class A	36,003	3,152,901
Coca-Cola HBC AG (b)	13,800	322,120
Credit Suisse Group AG (b)	102,300	2,707,661
EMS-Chemie Holding AG	579	170,525
Geberit AG	2,659	657,200
Givaudan S.A. (b)	558	719,326
Holcim, Ltd. (b)	16,305	1,135,879
Julius Baer Group, Ltd. (b)	14,162	549,396
Kuehne & Nagel International AG (a)	4,135	452,592
Lindt & Spruengli AG	7	304,069
Lindt & Spruengli AG (Participation Certifcate)	55	205,578
Lonza Group AG (b)	4,506	337,196
Nestle S.A.	220,017	14,366,190
Novartis AG	156,910	11,101,314
Pargesa Holding S.A.	1,694	112,819
Partners Group Holding AG	1,228	331,819

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Roche Holding AG	47,934	$11,857,211
Schindler Holding AG	4,650	640,301
SGS S.A.	367	785,219
Sika AG	137	353,119
Sonova Holding AG (b)	3,017	319,337
Sulzer AG	1,649	262,282
Swatch Group AG (The)	5,323	1,455,080
Swiss Life Holding AG (b)	2,159	348,729
Swiss Prime Site AG (b)	3,833	281,234
Swiss Re AG (b)	24,745	1,829,923
Swisscom AG	1,498	653,520
Syngenta AG	6,383	2,485,085
Transocean, Ltd.	24,746	1,182,827
UBS AG (b)	247,180	4,192,070
Zurich Financial Services AG (b)	10,027	2,594,190

		70,822,720

United Kingdom—20.5%
3i Group plc	63,549	323,983
Aberdeen Asset Management plc	61,345	354,130
Admiral Group plc (a)	16,009	322,962
Aggreko plc (a)	18,556	463,912
AMEC plc	19,387	296,219
Anglo American plc	95,352	1,837,396
Antofagasta plc (a)	26,957	326,346
ARM Holdings plc	93,845	1,132,333
Associated British Foods plc	24,859	656,224
AstraZeneca plc	85,952	4,054,510
Aviva plc	205,068	1,050,311
Babcock International Group plc	24,050	403,797
BAE Systems plc	213,535	1,244,576
Barclays plc	833,393	3,562,565
BG Group plc	229,701	3,909,352
BHP Billiton plc	144,490	3,700,781
BP plc	1,312,137	9,077,093
British American Tobacco plc	131,542	6,736,256
British Land Co. plc (REIT)	62,096	532,793
British Sky Broadcasting Group plc	73,819	888,300
BT Group plc	549,280	2,563,250
Bunzl plc	22,401	436,005
Burberry Group plc	32,742	673,563
Capita Group plc	48,717	715,779
Carnival plc (a)	12,088	418,095
Centrica plc	350,493	1,918,177
Cobham plc	73,272	292,055
Compass Group plc	126,746	1,619,787
Croda International plc	9,658	363,861
Diageo plc	171,394	4,902,400
Direct Line Insurance Group plc	56,275	199,145
easyJet plc (a)	10,815	213,599
Fresnillo plc	11,783	158,174
G4S plc (a)	106,542	371,227
GKN plc	107,131	491,717
GlaxoSmithKline plc	333,082	8,309,374
GlencoreXstrata plc	681,737	2,828,075
Hammerson plc (REIT)	56,484	418,926

United Kingdom—(Continued)
Hargreaves Lansdown plc (a)	16,913	$226,841
HSBC Holdings plc	1,261,738	13,038,965
ICAP plc	36,213	200,299
IMI plc	22,920	432,799
Imperial Tobacco Group plc	66,898	2,317,888
Inmarsat plc	28,473	291,393
InterContinental Hotels Group plc	20,173	553,621
Intertek Group plc	10,631	472,389
Intu Properties plc (REIT)	48,962	232,645
Invensys plc	38,342	240,596
Investec plc	41,855	261,386
J Sainsbury plc	75,442	406,383
Johnson Matthey plc	13,894	554,870
Kingfisher plc	164,859	860,616
Land Securities Group plc (REIT)	52,350	698,311
Legal & General Group plc	387,730	1,011,624
Lloyds Banking Group plc (b)	3,118,895	2,998,402
London Stock Exchange Group plc	9,645	194,692
Marks & Spencer Group plc	118,772	773,968
Meggitt plc	55,862	436,539
Melrose Industries plc	85,700	323,534
National Grid plc	254,654	2,872,467
Next plc	11,690	806,237
Old Mutual plc	337,381	923,383
Pearson plc (a)	56,693	1,003,812
Persimmon plc (b)	20,663	371,725
Petrofac, Ltd.	17,337	316,066
Prudential plc	172,423	2,826,653
Randgold Resources, Ltd.	6,351	402,831
Reckitt Benckiser Group plc	43,733	3,091,567
Reed Elsevier plc	81,102	921,575
Resolution, Ltd.	99,349	427,660
Rexam plc	51,922	374,819
Rio Tinto plc	86,681	3,542,829
Rolls-Royce Holdings plc (b)	126,716	2,186,363
Royal Bank of Scotland Group plc (b)	147,994	616,310
Royal Dutch Shell plc - A Shares	256,059	8,148,320
Royal Dutch Shell plc - B Shares	176,859	5,832,524
RSA Insurance Group plc	233,187	421,636
SABMiller plc	65,490	3,142,491
Sage Group plc (The)	79,455	410,922
Schroders plc	6,754	222,393
Segro plc	61,844	260,637
Serco Group plc	34,317	321,822
Severn Trent plc	16,575	416,823
Smith & Nephew plc	66,221	735,955
Smiths Group plc	25,680	510,956
SSE plc	67,077	1,544,246
Standard Chartered plc	165,992	3,573,723
Standard Life plc	152,834	796,824
Tate & Lyle plc	33,576	420,657
TESCO plc	553,815	2,775,264
Travis Perkins plc	16,708	370,201
TUI Travel plc	32,223	173,542
Tullow Oil plc	61,905	942,987
Unilever plc	88,241	3,573,576
United Utilities Group plc	48,207	499,321

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Vedanta Resources plc (a)	3,717	$57,748
Vodafone Group plc	3,337,774	9,551,707
Weir Group plc (The)	13,923	456,426
Whitbread plc	12,742	592,539
William Hill plc	58,853	394,896
WM Morrison Supermarkets plc	141,335	559,894
Wolseley plc	19,542	901,927
WPP plc	84,507	1,439,733

		164,028,796

Total Common Stocks (Cost $725,310,239)		763,675,215

Investment Company Security—3.2%

United States—3.2%
iShares MSCI EAFE Index Fund (c) (Cost $25,800,374)	442,900	25,413,602

Preferred Stocks—0.6%

Germany—0.6%
Bayerische Motoren Werke (BMW) AG	3,505	238,819
Fuchs Petrolub AG	2,450	194,467
Henkel AG & Co. KGaA	12,771	1,196,725
Porsche Automobil Holding SE	10,260	791,613
ProSiebenSat.1 Media AG	7,264	311,467
Volkswagen AG	9,896	1,995,103

Total Preferred Stocks (Cost $2,872,887)		4,728,194

Rights—0.0%

Australia—0.0%
ASX, Ltd. Expires 07/01/13 (b)	1,161	3,306

France—0.0%
Groupe FNAC, Expires 05/16/15 (a) (b)	3	8

Hong Kong—0.0%
First Pacific Co., Ltd., Strike Price HKD 8.10, Expires 07/03/13 (b)	19,250	521
New Hotel, Expires 12/31/13 (b)	3,269	0

		521

Spain—0.0%
Repsol S.A., Expires 07/12/13 (b)	56,242	31,290

Total Rights (Cost $32,974)		35,125

Short-Term Investments—5.6%
Security Description	Shares/ Principal Amount*	Value

Discount Notes—0.4%
Federal Home Loan Bank 0.030%, 09/06/13 (d)	150,000	$149,991
0.071%, 09/06/13 (d)	2,175,000	2,174,717
Freddie Mac 0.071%, 09/16/13 (d)	125,000	124,981
0.081%, 09/16/13 (d)	600,000	599,897
0.096%, 09/16/13 (d)	375,000	374,924

		3,424,510

Mutual Fund—5.1%
State Street Navigator Securities Lending MET Portfolio (e)	41,366,278	41,366,278

U.S. Treasury—0.1%
U.S. Treasury Bills 0.041%, 10/10/13 (d)	450,000	449,950
0.049%, 10/10/13 (d)	125,000	124,983

		574,933

Total Short-Term Investments (Cost $45,365,721)		45,365,721

Total Investments—104.8% (Cost $799,382,195) (f)		839,217,857
Other assets and liabilities (net)—(4.8)%		(38,550,627)

Net Assets—100.0%		$800,667,230

(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $38,877,561 and the collateral received consisted of cash in the amount of $41,366,278 and non-cash collateral with a value of $7,799. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $573,800.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2013, the aggregate cost of investments was $799,382,195. The aggregate unrealized appreciation and depreciation of investments were $167,378,283 and $(127,542,621), respectively, resulting in net unrealized appreciation of $39,835,662.
(HKD)—	Hong Kong Dollar
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Commercial Banks	12.3%
Pharmaceuticals	8.5%
Oil, Gas & Consumable Fuels	5.9%
Insurance	4.9%
Food Products	4.0%
Automobiles	3.9%
Chemicals	3.4%
Metals & Mining	3.4%
Diversified Telecommunication Services	2.8%
Machinery	2.6%

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE E-Mini Index Futures	09/20/13	50	USD	4,185,840	$(86,590)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$61,206,133	$—	$61,206,133
Austria	—	1,883,423	—	1,883,423
Belgium	—	8,793,556	—	8,793,556
China	—	285,559	—	285,559
Denmark	—	8,501,262	—	8,501,262
Finland	—	5,896,858	—	5,896,858
France	13,200	69,116,980	—	69,130,180
Germany	—	61,548,106	—	61,548,106
Greece	—	262,648	—	262,648
Hong Kong	—	23,127,463	—	23,127,463
Ireland	—	5,207,552	—	5,207,552
Israel	—	3,922,110	—	3,922,110
Italy	—	14,496,449	—	14,496,449
Japan	—	173,597,814	—	173,597,814

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Luxembourg	$—	$1,400,402	$—	$1,400,402
Netherlands	511,673	22,416,014	—	22,927,687
New Zealand	—	810,316	—	810,316
Norway	—	6,361,770	—	6,361,770
Portugal	—	1,344,880	—	1,344,880
Singapore	—	12,643,373	—	12,643,373
Spain	—	21,656,088	—	21,656,088
Sweden	—	23,820,070	—	23,820,070
Switzerland	322,120	70,500,600	—	70,822,720
United Kingdom	—	164,028,796	—	164,028,796
Total Common Stocks	846,993	762,828,222	—	763,675,215
Total Investment Company Security*	25,413,602	—	—	25,413,602
Total Preferred Stocks*	—	4,728,194	—	4,728,194
Total Rights*	35,125	—	—	35,125
Short-Term Investments
Discount Notes	—	3,424,510	—	3,424,510
Mutual Fund	41,366,278	—	—	41,366,278
U.S. Treasury	—	574,933	—	574,933
Total Short-Term Investments	41,366,278	3,999,443	—	45,365,721
Total Investments	$67,661,998	$771,555,859	$—	$839,217,857

Collateral for securities loaned (Liability)	$—	$(41,366,278)	$—	$(41,366,278)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(86,590)	$—	$—	$(86,590)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $511,742 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$839,217,857
Cash	35,680
Cash denominated in foreign currencies (c)	475,792
Receivable for:
Investments sold	22,585
Fund shares sold	2,183,366
Dividends	2,956,826

Total Assets	844,892,106
Liabilities
Payables for:
Investments purchased	2,054,896
Fund shares redeemed	166,759
Net variation margin on futures contracts	7,500
Collateral for securities loaned	41,366,278
Accrued expenses:
Management fees	199,424
Distribution and service fees	102,451
Deferred trustees’ fees	44,794
Other expenses	282,774

Total Liabilities	44,224,876

Net Assets	$800,667,230

Net assets consist of:
Paid in surplus	$790,964,531
Undistributed net investment income	9,058,826
Accumulated net realized loss	(39,018,559)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	39,662,432

Net Assets	$800,667,230

Net Assets
Class A	$313,534,579
Class B	371,280,260
Class E	35,638,038
Class G	80,214,353
Capital Shares Outstanding*
Class A	26,788,726
Class B	32,269,550
Class E	3,058,647
Class G	7,004,415
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.70
Class B	11.51
Class E	11.65
Class G	11.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $799,382,195.
(b)	Includes securities loaned at value of $38,877,561.
(c)	Identified cost of cash denominated in foreign currencies was $479,083.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$17,248,787
Interest	1,183
Securities lending income	690,212

Total investment income	17,940,182
Expenses
Management fees	1,221,231
Administration fees	4,772
Custodian and accounting fees	219,563
Distribution and service fees—Class B	476,570
Distribution and service fees—Class E	27,822
Distribution and service fees—Class G	122,939
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	25,167
Shareholder reporting	101,564
Insurance	872
Miscellaneous	44,692

Total expenses	2,273,992
Less management fee waiver	(7,957)

Net expenses	2,266,035

Net Investment Income	15,674,147

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	4,557,327
Futures contracts	200,052
Foreign currency transactions	(139,392)

Net realized gain	4,617,987

Net change in unrealized appreciation (depreciation) on:
Investments	4,436,458
Futures contracts	(111,309)
Foreign currency transactions	(98,118)

Net change in unrealized appreciation	4,227,031

Net realized and unrealized gain	8,845,018

Net Increase in Net Assets From Operations	$24,519,165

(a)	Net of foreign withholding taxes of $1,508,997.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,674,147	$22,898,242
Net realized gain (loss)	4,617,987	(7,731,235)
Net change in unrealized appreciation	4,227,031	110,344,265

Increase in net assets from operations	24,519,165	125,511,272

From Distributions to Shareholders
Net investment income
Class A	(9,990,444)	(8,879,126)
Class B	(11,350,490)	(10,064,808)
Class E	(1,112,534)	(1,073,279)
Class G	(2,474,557)	(1,823,471)

Total distributions	(24,928,025)	(21,840,684)

Increase (decrease) in net assets from capital share transactions	21,154,458	(30,472,900)

Total increase in Net Assets	20,745,598	73,197,688

Net Assets
Beginning of period	779,921,632	706,723,944

End of period	$800,667,230	$779,921,632

Undistributed Net Investment Income
End of period	$9,058,826	$18,312,704

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,602,568	$43,714,179	2,721,443	$29,306,923
Reinvestments	846,648	9,990,444	836,076	8,879,126
Redemptions	(3,061,320)	(37,292,010)	(5,856,533)	(63,022,255)

Net increase (decrease)	1,387,896	$16,412,613	(2,299,014)	$(24,836,206)

Class B
Sales	905,095	$10,779,973	3,406,019	$34,713,506
Reinvestments	978,490	11,350,490	962,219	10,064,808
Redemptions	(2,212,457)	(26,504,165)	(4,527,085)	(48,789,131)

Net decrease	(328,872)	$(4,373,702)	(158,847)	$(4,010,817)

Class E
Sales	54,144	$655,299	171,387	$1,753,832
Reinvestments	94,684	1,112,534	101,444	1,073,279
Redemptions	(263,746)	(3,190,005)	(584,439)	(6,362,036)

Net decrease	(114,918)	$(1,422,172)	(311,608)	$(3,534,925)

Class G
Sales	1,537,149	$18,002,939	1,401,594	$14,496,697
Reinvestments	214,247	2,474,557	174,997	1,823,471
Redemptions	(838,504)	(9,939,777)	(1,372,063)	(14,411,120)

Net increase	912,892	$10,537,719	204,528	$1,909,048

Increase (decrease) derived from capital shares transactions		$21,154,458		$(30,472,900)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.72		$10.22	$11.95	$11.34	$9.36	$17.19

Income (Loss) From Investment Operations
Net investment income (a)	0.24		0.35	0.36	0.28	0.28	0.46
Net realized and unrealized gain (loss) on investments	0.13		1.49	(1.80)	0.63	2.20	(7.31)

Total from investment operations	0.37		1.84	(1.44)	0.91	2.48	(6.85)

Less Distributions
Distributions from net investment income	(0.39)		(0.34)	(0.29)	(0.30)	(0.43)	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.39)		(0.34)	(0.29)	(0.30)	(0.50)	(0.98)

Net Asset Value, End of Period	$11.70		$11.72	$10.22	$11.95	$11.34	$9.36

Total Return (%) (b)	3.09	(c)	18.33	(12.50)	8.19	28.67	(42.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	(d)	0.41	0.41	0.41	0.44	0.42
Net ratio of expenses to average net assets (%) (e)	0.40	(d)	0.40	0.41	0.40	0.43	0.41
Ratio of net investment income to average net assets (%)	4.02	(d)	3.25	3.09	2.59	2.87	3.44
Portfolio turnover rate (%)	6	(c)	8	11	11	13	15
Net assets, end of period (in millions)	$313.5		$297.7	$283.2	$332.7	$334.6	$269.7

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.52		$10.05	$11.75	$11.16	$9.21	$16.92

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.32	0.32	0.25	0.25	0.42
Net realized and unrealized gain (loss) on investments	0.13		1.46	(1.76)	0.62	2.16	(7.19)

Total from investment operations	0.35		1.78	(1.44)	0.87	2.41	(6.77)

Less Distributions
Distributions from net investment income	(0.36)		(0.31)	(0.26)	(0.28)	(0.39)	(0.37)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.36)		(0.31)	(0.26)	(0.28)	(0.46)	(0.94)

Net Asset Value, End of Period	$11.51		$11.52	$10.05	$11.75	$11.16	$9.21

Total Return (%) (b)	3.00	(c)	18.02	(12.65)	7.91	28.29	(42.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.66	0.66	0.69	0.67
Net ratio of expenses to average net assets (%) (e)	0.65	(d)	0.65	0.66	0.65	0.68	0.66
Ratio of net investment income to average net assets (%)	3.74	(d)	2.99	2.83	2.32	2.60	3.21
Portfolio turnover rate (%)	6	(c)	8	11	11	13	15
Net assets, end of period (in millions)	$371.3		$375.4	$329.2	$339.0	$280.2	$196.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.66		$10.17	$11.89	$11.29	$9.31	$17.11

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.33	0.34	0.27	0.27	0.44
Net realized and unrealized gain (loss) on investments	0.13		1.48	(1.79)	0.62	2.19	(7.28)

Total from investment operations	0.36		1.81	(1.45)	0.89	2.46	(6.84)

Less Distributions
Distributions from net investment income	(0.37)		(0.32)	(0.27)	(0.29)	(0.41)	(0.39)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.37)		(0.32)	(0.27)	(0.29)	(0.48)	(0.96)

Net Asset Value, End of Period	$11.65		$11.66	$10.17	$11.89	$11.29	$9.31

Total Return (%) (b)	3.04	(c)	18.13	(12.59)	8.00	28.51	(42.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.56	0.56	0.56	0.59	0.57
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.55	0.56	0.55	0.58	0.56
Ratio of net investment income to average net assets (%)	3.83	(d)	3.11	2.94	2.45	2.77	3.31
Portfolio turnover rate (%)	6	(c)	8	11	11	13	15
Net assets, end of period (in millions)	$35.6		$37.0	$35.5	$47.9	$50.8	$45.7

	Class G
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$11.47		$10.01	$11.70	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.31	0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	0.12		1.46	(1.75)	0.62	3.09

Total from investment operations	0.34		1.77	(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.36)		(0.31)	(0.25)	(0.27)	0.00

Total distributions	(0.36)		(0.31)	(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$11.45		$11.47	$10.01	$11.70	$11.12

Total Return (%) (b)	2.92	(c)	17.94	(12.65)	7.76	40.23	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(d)	0.71	0.71	0.71	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.71	0.70	0.73	(d)
Ratio of net investment income to average net assets (%)	3.73	(d)	2.94	2.80	2.16	1.32	(d)
Portfolio turnover rate (%)	6	(c)	8	11	11	13
Net assets, end of period (in millions)	$80.2		$69.8	$58.9	$45.2	$12.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC). These adjustments have no impact on net assets orthe results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates,

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts*	$86,590

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures Contracts	$200,052

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures Contracts	$(111,309)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures Contracts Long	$2,500

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$51,765,757	$0	$46,127,704

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2013 were $1,221,231.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2013 were $187,625.

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$21,840,684	$17,790,816	$—	$—	$—	$—	$21,840,684	$17,790,816

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,811,746	$—	$24,757,730	$(26,531,041)	$(12,887,458)	$10,150,977

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated long-term capital losses were $12,887,458 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$3,109,329	$23,421,712	$26,531,041

MSF-25

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 13.55%, 13.41%, and 13.46%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 14.39%.

MARKET ENVIRONMENT/CONDITIONS

Despite periods of heightened volatility during the first half of the year, the overall stock market generated solid results during the reporting period. Stocks rallied during much of the first five months of the period given continued solid corporate profits and overall strong investor demand. In addition, several macro issues moved to the back burner, as concerns regarding sequestration faded and the U.S. economy remained resilient. After reaching several new all-time highs, the market then experienced a setback in June. This was triggered by comments from Federal Reserve Chairman Bernanke, as he indicated that the central bank may begin to taper its asset purchase program later in the year. However, after a sharp sell-off, the market recouped some of its losses as the month progressed. All told, the overall stock market, as measured by the S&P 500 Index, gained 13.82% during the six months ended June 30, 2103. Small cap value stocks generated even better results, as the Russell 2000 Value Index returned 14.39% over the same period.

While there continues to be a host of macro issues that could derail the strength in equities, there are several positive factors underpinning the U.S. economy and, subsequently, U.S.-centric equities. Prolific and growing U.S. oil and gas production is augmenting the supply of energy and providing the equivalent of a “tax cut” for U.S. consumers in the form of lower priced energy. The bottoming in the housing market also eliminates a substantial headwind. Overall, U.S. competitiveness versus China has improved due to rapidly rising labor costs in China and rising productivity in the U.S. Additionally, China’s attempts to transition from an industrial production-driven economy to a more consumer-driven economy has broad ramifications for global commodity demand and significant collateral repercussion for emerging markets. Finally, the recapitalization of the U.S. financial sector has left U.S. banks in relatively good shape versus global peers and it seems likely that the uncertainties regarding policy actions are nearing an end.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio posted a strong return during the reporting period, but underperformed the Russell 2000 Value Index. In particular, sector allocation detracted from relative performance. In contrast, stock selection was a modest positive for relative results. From a sector allocation perspective, the Portfolio’s overweight to Materials and underweight to Consumer Discretionary were the largest detractors from relative performance. In addition, while the Portfolio’s cash balance was modest and in line with historical levels, it detracted from results given the market’s positive results and the low yields available from cash instruments. On the upside, the Portfolio’s overweight to Consumer Staples and underweight to Financials were the largest contributors to results. Within Financials, our decision to not own real estate investment trusts (REIT’s), emanating from their low entry barriers and frequent external financing requirements, was beneficial as they produced very poor results during the year to date period.

Stock selection in the Information Technology (“IT”) and Health Care sectors detracted the most from performance. The leading laggard in the Portfolio was Alamos Gold. The company mines for gold, with major operations in Mexico and Turkey. It is one of the lowest cost miners in the industries with a very strong balance sheet. The stock was hit by a precipitous decline in the price of gold. We have maintained the position on expectations of an eventual recovery of the gold price. IT holding NetGear also hurt performance. NetGear provides networking products designed for small businesses and homes. During the period, the company reported results that were below expectations and provided guidance that was also below expectations. Additionally, the company announced a significant acquisition without providing specific financial information. Lastly, the company’s execution has been lackluster as it launched a new product line while terminating an older product line and was unable to meet demand for the new product line. We continue to like the NetGear as the issues that have caused its under-performance are transitory and have likely run their course.

The Portfolio’s holdings in the Energy and Financials sectors were the most beneficial for results during the period. The top contributing stock for the period was subsea equipment provider Oceaneering International. The company provides equipment used in the exploration and production of hydrocarbons offshore, especially deep water. The company is seeing growing demand for production related equipment as favorable demand trends have emerged. Another strong performer for the period was Church & Dwight. The company manufactures household and personal care products. The company has a durable business model with a balanced portfolio of value-oriented and premium brands. The stock has performed well through the end of the second quarter, as the company has continued to deliver double-digit earnings per share growth, driven by steady organic revenue growth and improved operating margins. Industrials holding Wabtec was also a strong contributor during the period. Wabtec provides electronic brakes and high-value components for both rail and freight cars, with an even mix of first-fit and aftermarket sales. The company is in early days of a technology roll-out known as Positive Train Control (“PTC”), which improves rail safety. Both higher than expected sales of PTC products plus a resurgence in transit orders supported the share price in the recent period.

There were no significant adjustments to the Portfolio’s sector positioning during the reporting period. That being said, several changes were done on the margin. For example, we increased our exposure to regional banks. Many of these companies had been weak performers given low yields and a flat yield curve. With the yield curve steepening, we expect to see their margins improve. We also increased our

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

allocation to several U.S.-centric companies in the Consumer Cyclical and IT sectors. In contrast, we pared our exposure to certain commodity-related companies. We also reduced or eliminated a number of holdings due to company specific, market capitalization or valuation factors.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	13.55	20.68	4.78	7.19
Class B	13.41	20.36	4.51	6.92
Class E	13.46	20.47	4.63	7.02
Russell 2000 Value Index	14.39	24.76	8.59	9.30

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	2.5
Oceaneering International, Inc.	2.2
Wabtec Corp.	2.1
Aptargroup, Inc.	2.0
CLARCOR, Inc.	1.7
Haemonetics Corp.	1.7
Solera Holdings, Inc.	1.7
Harris Teeter Supermarkets, Inc.	1.6
Henry Schein, Inc.	1.5
Polaris Industries, Inc.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	22.2
Information Technology	14.8
Health Care	12.7
Financials	12.3
Consumer Discretionary	10.7
Materials	9.9
Consumer Staples	7.5
Energy	7.3
Utilities	2.6

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.83%	$1,000.00	$1,135.50	$4.39
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class B(a)	Actual	1.08%	$1,000.00	$1,134.10	$5.71
	Hypothetical*	1.08%	$1,000.00	$1,019.44	$5.41

Class E(a)	Actual	0.98%	$1,000.00	$1,134.60	$5.19
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.6%
Forward Air Corp.	221,176	$8,466,617

Auto Components—0.3%
Gentex Corp.	227,300	5,239,265

Beverages—1.0%
Boston Beer Co., Inc. (The) - Class A (a)	88,172	15,045,670

Building Products—0.8%
AAON, Inc.	143,077	4,732,987
A.O. Smith Corp.	199,400	7,234,232

		11,967,219

Chemicals—4.5%
Balchem Corp.	259,063	11,593,069
Hawkins, Inc.	107,490	4,234,031
Innophos Holdings, Inc.	222,211	10,481,693
Intrepid Potash, Inc.	101,300	1,929,765
LSB Industries, Inc. (a)	72,443	2,202,992
NewMarket Corp.	35,717	9,377,856
RPM International, Inc.	177,700	5,675,738
Sensient Technologies Corp.	443,037	17,929,707
Stepan Co.	92,518	5,144,926

		68,569,777

Commercial Banks—6.2%
Bank of Hawaii Corp.	313,800	15,790,416
Bank of the Ozarks, Inc.	99,238	4,299,983
BankUnited, Inc.	290,600	7,558,506
BOK Financial Corp.	183,682	11,764,832
Community Bank System, Inc.	121,087	3,735,534
Cullen/Frost Bankers, Inc.	262,398	17,520,314
First Financial Bankshares, Inc.	249,755	13,901,363
FNB Corp.	366,848	4,431,524
PacWest Bancorp	188,528	5,778,383
ViewPoint Financial Group, Inc.	48,500	1,009,285
Westamerica Bancorp	180,400	8,242,476

		94,032,616

Commercial Services & Supplies—4.8%
Copart, Inc. (a)	209,600	6,455,680
Healthcare Services Group, Inc.	651,414	15,972,671
Ritchie Bros. Auctioneers, Inc.	314,013	6,035,330
Rollins, Inc.	808,910	20,950,769
Team, Inc. (a)	101,203	3,830,533
UniFirst Corp.	44,600	4,069,750
United Stationers, Inc.	458,574	15,385,158

		72,699,891

Communications Equipment—0.7%
NETGEAR, Inc. (a)	326,700	9,977,418

Construction Materials—0.3%
Eagle Materials, Inc.	70,900	4,698,543

Containers & Packaging—2.7%
Aptargroup, Inc.	538,154	$29,711,482
Silgan Holdings, Inc.	227,800	10,697,488

		40,408,970

Distributors—1.3%
Pool Corp.	376,860	19,751,233

Electrical Equipment—0.5%
Franklin Electric Co., Inc.	78,100	2,628,065
Thermon Group Holdings, Inc. (a)	255,200	5,206,080

		7,834,145

Electronic Equipment, Instruments & Components—2.4%
Badger Meter, Inc.	195,288	8,700,080
FEI Co.	247,254	18,047,069
Littelfuse, Inc.	54,300	4,051,323
Trimble Navigation, Ltd. (a)	242,860	6,316,789

		37,115,261

Energy Equipment & Services—4.2%
CARBO Ceramics, Inc.	200,500	13,519,715
Natural Gas Services Group, Inc. (a)	277,135	6,509,901
Oceaneering International, Inc.	466,000	33,645,200
Pason Systems, Inc.	521,900	9,446,390
ShawCor, Ltd.	33,000	1,292,280

		64,413,486

Food & Staples Retailing—1.7%
Harris Teeter Supermarkets, Inc.	521,627	24,443,441
North West Co., Inc. (The)	65,900	1,472,521

		25,915,962

Food Products—2.0%
B&G Foods, Inc.	56,800	1,934,040
Darling International, Inc. (a)	51,500	960,990
Flowers Foods, Inc.	387,550	8,545,478
J&J Snack Foods Corp.	107,309	8,348,640
Lancaster Colony Corp.	138,000	10,762,620

		30,551,768

Gas Utilities—1.6%
New Jersey Resources Corp.	60,800	2,525,024
Northwest Natural Gas Co.	14,400	611,712
Piedmont Natural Gas Co., Inc.	91,300	3,080,462
South Jersey Industries, Inc.	198,400	11,390,144
WGL Holdings, Inc.	170,400	7,364,688

		24,972,030

Health Care Equipment & Supplies—6.9%
Abaxis, Inc.	208,354	9,898,898
DENTSPLY International, Inc.	174,900	7,163,904
Haemonetics Corp. (a)	607,908	25,136,996
IDEXX Laboratories, Inc. (a)	212,600	19,087,228
Meridian Bioscience, Inc.	396,800	8,531,200

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Sirona Dental Systems, Inc. (a)	251,900	$16,595,172
West Pharmaceutical Services, Inc.	255,333	17,939,697

		104,353,095

Health Care Providers & Services—3.4%
AmSurg Corp. (a)	229,442	8,053,414
Henry Schein, Inc. (a)	237,600	22,750,200
Landauer, Inc.	32,320	1,561,379
MWI Veterinary Supply, Inc. (a)	130,355	16,064,951
Patterson Cos., Inc.	93,500	3,515,600

		51,945,544

Hotels, Restaurants & Leisure—3.0%
Bally Technologies, Inc. (a)	308,030	17,379,053
Brinker International, Inc.	346,100	13,646,723
Cheesecake Factory, Inc. (The)	194,000	8,126,660
Papa John’s International, Inc. (a)	70,700	4,621,659
Texas Roadhouse, Inc.	41,400	1,035,828

		44,809,923

Household Durables—0.3%
Leggett & Platt, Inc.	135,500	4,212,695

Household Products—2.5%
Church & Dwight Co., Inc.	623,800	38,494,698

Industrial Conglomerates—0.7%
Raven Industries, Inc.	362,229	10,859,625

Insurance—1.3%
RLI Corp.	162,870	12,444,897
Safety Insurance Group, Inc.	140,900	6,835,059

		19,279,956

IT Services—1.5%
Jack Henry & Associates, Inc.	239,600	11,292,348
Sapient Corp. (a)	654,773	8,551,335
Syntel, Inc.	53,000	3,332,110

		23,175,793

Leisure Equipment & Products—1.5%
Polaris Industries, Inc.	233,098	22,144,310

Life Sciences Tools & Services—2.0%
ICON plc (a)	515,237	18,254,847
PAREXEL International Corp. (a)	132,800	6,100,832
Techne Corp.	81,100	5,602,388

		29,958,067

Machinery—10.8%
Chart Industries, Inc. (a)	94,700	8,910,323
CLARCOR, Inc.	493,402	25,760,519
Donaldson Co., Inc.	374,000	13,336,840
Douglas Dynamics, Inc.	238,600	3,097,028

Machinery—(Continued)
Graco, Inc.	108,300	$6,845,643
Lincoln Electric Holdings, Inc.	136,178	7,798,914
Middleby Corp. (a)	56,700	9,644,103
Nordson Corp.	286,262	19,840,819
Tennant Co.	92,878	4,483,221
Toro Co. (The)	270,000	12,260,700
Valmont Industries, Inc.	144,900	20,733,741
Wabtec Corp.	582,100	31,101,603

		163,813,454

Media—0.1%
Nexstar Broadcasting Group, Inc. - Class A	42,000	1,489,320

Metals & Mining—1.7%
Alamos Gold, Inc. (a)	685,300	8,278,424
Compass Minerals International, Inc.	191,200	16,162,136
Endeavour Silver Corp. (a)	233,800	801,934

		25,242,494

Multi-Utilities—0.3%
NorthWestern Corp.	112,300	4,480,770

Office Electronics—0.9%
Zebra Technologies Corp. - Class A (a)	324,382	14,091,154

Oil, Gas & Consumable Fuels—2.8%
Cabot Oil & Gas Corp.	94,600	6,718,492
Concho Resources, Inc. (a)	49,700	4,160,884
Gulfport Energy Corp. (a)	317,100	14,925,897
Kodiak Oil & Gas Corp. (a)	566,700	5,037,963
Oasis Petroleum, Inc. (a)	260,300	10,117,861
Painted Pony Petroleum, Ltd. (a)	263,500	2,111,742

		43,072,839

Paper & Forest Products—0.5%
Stella-Jones, Inc.	47,400	4,418,652
Stella-Jones, Inc. (144A)	25,800	2,405,089

		6,823,741

Professional Services—0.7%
Exponent, Inc.	180,278	10,656,233

Real Estate Management & Development—1.6%
Altisource Asset Management Corp. (a)	17,605	4,753,350
Altisource Portfolio Solutions S.A. (a)	203,952	19,187,804

		23,941,154

Road & Rail—0.4%
Genesee & Wyoming, Inc. - Class A (a)	65,300	5,540,052

Semiconductors & Semiconductor Equipment—1.8%
Hittite Microwave Corp. (a)	281,392	16,320,736
Power Integrations, Inc.	228,330	9,261,065
Volterra Semiconductor Corp. (a)	103,400	1,460,008

		27,041,809

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—6.9%
Advent Software, Inc. (a)	81,100	$2,843,366
Blackbaud, Inc.	131,294	4,276,245
Constellation Software, Inc.	99,250	13,666,725
FactSet Research Systems, Inc.	114,700	11,692,518

Manhattan Associates, Inc. (a)	155,419	11,992,130
MICROS Systems, Inc. (a)	462,932	19,975,516
Monotype Imaging Holdings, Inc.	185,593	4,715,918
Solera Holdings, Inc.	450,600	25,075,890
Tyler Technologies, Inc. (a)	153,900	10,549,845

		104,788,153

Specialty Retail—3.3%
Hibbett Sports, Inc. (a)	263,100	14,602,050
Sally Beauty Holdings, Inc. (a)	525,500	16,343,050
Tractor Supply Co.	157,600	18,535,336

		49,480,436

Textiles, Apparel & Luxury Goods—0.6%
Wolverine World Wide, Inc.	174,100	9,507,601

Thrifts & Mortgage Finance—2.8%
Brookline Bancorp, Inc.	722,063	6,267,507
Home Loan Servicing Solutions, Ltd.	623,139	14,936,642
Ocwen Financial Corp. (a)	510,700	21,051,054

		42,255,203

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc.	322,171	15,570,524
Beacon Roofing Supply, Inc. (a)	203,313	7,701,497
MSC Industrial Direct Co., Inc. - Class A	65,800	5,096,868
Watsco, Inc.	61,825	5,190,827

		33,559,716

Water Utilities—0.5%
American States Water Co.	20,000	1,073,400
Aqua America, Inc.	225,800	7,065,282

		8,138,682

Total Common Stocks (Cost $1,112,234,626)		1,464,816,388

Short-Term Investment—3.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $46,099,038 on 07/01/13, collateralized by $48,730,000 Federal Home Loan Mortgage Corp. at 1.650% due 11/15/19 with a value of $47,024,450.	46,099,000	$46,099,000

Total Short-Term Investment (Cost $46,099,000)		46,099,000

Total Investments—99.7% (Cost $1,158,333,626) (b)		1,510,915,388
Other assets and liabilities (net)—0.3%		4,972,433

Net Assets—100.0%		$1,515,887,821

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of June 30, 2013, the aggregate cost of investments was $1,158,333,626. The aggregate unrealized appreciation and depreciation of investments were $366,427,763 and $(13,846,001), respectively, resulting in net unrealized appreciation of $352,581,762.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $2,405,089, which is 0.2% of net assets.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$8,466,617	$—	$—	$8,466,617
Auto Components	5,239,265	—	—	5,239,265
Beverages	15,045,670	—	—	15,045,670
Building Products	11,967,219	—	—	11,967,219
Chemicals	68,569,777	—	—	68,569,777
Commercial Banks	94,032,616	—	—	94,032,616
Commercial Services & Supplies	72,699,891	—	—	72,699,891
Communications Equipment	9,977,418	—	—	9,977,418
Construction Materials	4,698,543	—	—	4,698,543
Containers & Packaging	40,408,970	—	—	40,408,970
Distributors	19,751,233	—	—	19,751,233
Electrical Equipment	7,834,145	—	—	7,834,145
Electronic Equipment, Instruments & Components	37,115,261	—	—	37,115,261
Energy Equipment & Services	64,413,486	—	—	64,413,486
Food & Staples Retailing	25,915,962	—	—	25,915,962
Food Products	30,551,768	—	—	30,551,768
Gas Utilities	24,972,030	—	—	24,972,030
Health Care Equipment & Supplies	104,353,095	—	—	104,353,095
Health Care Providers & Services	51,945,544	—	—	51,945,544
Hotels, Restaurants & Leisure	44,809,923	—	—	44,809,923
Household Durables	4,212,695	—	—	4,212,695
Household Products	38,494,698	—	—	38,494,698
Industrial Conglomerates	10,859,625	—	—	10,859,625
Insurance	19,279,956	—	—	19,279,956
IT Services	23,175,793	—	—	23,175,793
Leisure Equipment & Products	22,144,310	—	—	22,144,310
Life Sciences Tools & Services	29,958,067	—	—	29,958,067
Machinery	163,813,454	—	—	163,813,454
Media	1,489,320	—	—	1,489,320
Metals & Mining	25,242,494	—	—	25,242,494
Multi-Utilities	4,480,770	—	—	4,480,770
Office Electronics	14,091,154	—	—	14,091,154
Oil, Gas & Consumable Fuels	43,072,839	—	—	43,072,839
Paper & Forest Products	4,418,652	2,405,089	—	6,823,741
Professional Services	10,656,233	—	—	10,656,233
Real Estate Management & Development	23,941,154	—	—	23,941,154
Road & Rail	5,540,052	—	—	5,540,052
Semiconductors & Semiconductor Equipment	27,041,809	—	—	27,041,809

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—  (Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$104,788,153	$—	$—	$104,788,153
Specialty Retail	49,480,436	—	—	49,480,436
Textiles, Apparel & Luxury Goods	9,507,601	—	—	9,507,601
Thrifts & Mortgage Finance	42,255,203	—	—	42,255,203
Trading Companies & Distributors	33,559,716	—	—	33,559,716
Water Utilities	8,138,682	—	—	8,138,682
Total Common Stocks	1,462,411,299	2,405,089	—	1,464,816,388
Total Short-Term Investment*	—	46,099,000	—	46,099,000
Total Investments	$1,462,411,299	$48,504,089	$—	$1,510,915,388

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$1,510,915,388
Cash	50,964
Cash denominated in foreign currencies (b)	11,070
Receivable for:
Investments sold	9,715,693
Fund shares sold	69,936
Dividends and interest	974,811

Total Assets	1,521,737,862
Liabilities
Payables for:
Investments purchased	3,163,395
Fund shares redeemed	1,190,148
Accrued Expenses:
Management fees	992,029
Distribution and service fees	90,838
Deferred trustees’ fees	74,735
Other expenses	338,896

Total Liabilities	5,850,041

Net Assets	$1,515,887,821

Net assets consist of:
Paid in surplus	$1,333,860,726
Undistributed net investment income	2,070,722
Accumulated net realized loss	(172,623,360)
Unrealized appreciation on investments and foreign currency transactions	352,579,733

Net Assets	$1,515,887,821

Net Assets
Class A	$1,033,070,286
Class B	371,437,562
Class E	111,379,973
Capital Shares Outstanding*
Class A	69,469,103
Class B	25,353,634
Class E	7,569,324
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.87
Class B	14.65
Class E	14.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,158,333,626.
(b)	Identified cost of cash denominated in foreign currencies was $11,339.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$7,685,541
Interest	8,936

Total investment income	7,694,477
Expenses
Management fees	5,190,701
Administration fees	9,628
Custodian and accounting fees	77,485
Distribution and service fees—Class B	262,403
Distribution and service fees—Class E	75,160
Audit and tax services	17,005
Legal	31,556
Trustees’ fees and expenses	17,220
Shareholder reporting	103,254
Insurance	926
Miscellaneous	8,412

Total expenses	5,793,750
Less management fee waiver	(61,986)
Less broker commission recapture	(40,412)

Net expenses	5,691,352

Net Investment Income	2,003,125

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	79,131,531
Futures contracts	(618,334)
Foreign currency transactions	(355)

Net realized gain	78,512,842

Net change in unrealized appreciation (depreciation) on:
Investments	83,001,098
Foreign currency transactions	(1,283)

Net change in unrealized appreciation	82,999,815

Net realized and unrealized gain	161,512,657

Net Increase in Net Assets from Operations	$163,515,782

(a)	Net of foreign withholding taxes of $76,188.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,003,125	$9,532,998
Net realized gain	78,512,842	26,499,667
Net change in unrealized appreciation	82,999,815	70,277,681

Increase in net assets from operations	163,515,782	106,310,346

From Distributions to Shareholders
Net investment income
Class A	(7,826,114)	(3,314,847)
Class B	(764,142)	(156,523)
Class E	(667,678)	(216,498)

Total distributions	(9,257,934)	(3,687,868)

Increase (decrease) in net assets from capital share transactions	231,881,428	(56,260,150)

Total increase in net assets	386,139,276	46,362,328

Net Assets
Beginning of period	1,129,748,545	1,083,386,217

End of period	$1,515,887,821	$1,129,748,545

Undistributed Net Investment Income
End of period	$2,070,722	$9,325,531

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,455,503	$92,581,033	3,260,302	$41,074,736
Shares issued through acquisition	6,103,045	87,090,450	0	0
Reinvestments	561,414	7,826,114	262,874	3,314,847
Redemptions	(13,464,859)	(193,926,966)	(5,773,961)	(73,418,076)

Net decrease	(344,897)	$(6,429,369)	(2,250,785)	$(29,028,493)

Class B
Sales	392,703	$5,608,339	650,314	$8,094,876
Shares issued through acquisition	18,058,543	253,903,111	0	0
Reinvestments	55,614	764,142	12,582	156,523
Redemptions	(2,156,649)	(30,794,216)	(1,627,473)	(20,313,351)

Net increase (decrease)	16,350,211	$229,481,376	(964,577)	$(12,061,952)

Class E
Sales	114,210	$1,617,260	283,414	$3,554,756
Shares issued through acquisition	1,348,885	19,046,267	0	0
Reinvestments	48,383	667,678	17,334	216,498
Redemptions	(879,267)	(12,501,784)	(1,514,198)	(18,940,959)

Net increase (decrease)	632,211	$8,829,421	(1,213,450)	$(15,169,705)

Increase (decrease) derived from capital shares transactions		$231,881,428		$(56,260,150)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.21		$12.05	$11.47	$9.48	$8.48	$15.17

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.11	0.05	0.11	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.76		1.10	0.62	1.93	1.03	(5.46)

Total from investment operations	1.78		1.21	0.67	2.04	1.09	(5.37)

Less Distributions
Distributions from net investment income	(0.12)		(0.05)	(0.09)	(0.05)	(0.09)	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.12)		(0.05)	(0.09)	(0.05)	(0.09)	(1.32)

Net Asset Value, End of Period	$14.87		$13.21	$12.05	$11.47	$9.48	$8.48

Total Return (%) (b)	13.55	(c)	10.03	5.80	21.58	13.15	(38.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.86	0.86	0.89	0.94	0.89
Net ratio of expenses to average net assets (%) (e)	0.83	(d)	0.85	0.85	0.88	N/A	N/A
Ratio of net investment income to average net assets (%)	0.34	(d)	0.89	0.40	1.09	0.67	0.79
Portfolio turnover rate (%)	9	(c)	15	12	84	219	184
Net assets, end of period (in millions)	$1,033.1		$922.1	$868.1	$729.6	$264.0	$260.8

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.00		$11.86	$11.30	$9.34	$8.35	$14.95

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.08	0.02	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.73		1.08	0.61	1.93	1.03	(5.38)

Total from investment operations	1.74		1.16	0.63	1.99	1.06	(5.32)

Less Distributions
Distributions from net investment income	(0.09)		(0.02)	(0.07)	(0.03)	(0.07)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.09)		(0.02)	(0.07)	(0.03)	(0.07)	(1.28)

Net Asset Value, End of Period	$14.65		$13.00	$11.86	$11.30	$9.34	$8.35

Total Return (%) (b)	13.41	(c)	9.75	5.51	21.34	12.84	(38.55)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(d)	1.11	1.11	1.14	1.19	1.14
Net ratio of expenses to average net assets (%) (e)	1.08	(d)	1.10	1.10	1.13	N/A	N/A
Ratio of net investment income to average net assets (%)	0.19	(d)	0.63	0.14	0.64	0.42	0.55
Portfolio turnover rate (%)	9	(c)	15	12	84	219	184
Net assets, end of period (in millions)	$371.4		$117.0	$118.2	$122.3	$108.8	$96.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.06		$11.91	$11.35	$9.38	$8.39	$15.01

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.09	0.03	0.07	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.74		1.09	0.60	1.94	1.03	(5.41)

Total from investment operations	1.75		1.18	0.63	2.01	1.07	(5.33)

Less Distributions
Distributions from net investment income	(0.10)		(0.03)	(0.07)	(0.04)	(0.08)	(0.04)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.10)		(0.03)	(0.07)	(0.04)	(0.08)	(1.29)

Net Asset Value, End of Period	$14.71		$13.06	$11.91	$11.35	$9.38	$8.39

Total Return (%) (b)	13.46	(c)	9.90	5.56	21.45	12.92	(38.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(d)	1.01	1.01	1.04	1.09	1.04
Net ratio of expenses to average net assets (%) (e)	0.98	(d)	1.00	1.00	1.03	N/A	N/A
Ratio of net investment income to average net assets (%)	0.20	(d)	0.72	0.24	0.71	0.52	0.64
Portfolio turnover rate (%)	9	(c)	15	12	84	219	184
Net assets, end of period (in millions)	$111.4		$90.6	$97.1	$112.2	$108.6	$104.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker recapture reclass and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $46,099,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12 through April 16, 2013, the Portfolio had bought and sold $33,987,394 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $618,334 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$110,708,829	$0	$242,983,993

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These sale transactions amounted to $17,949,481 which are included above.

With respect to the Portfolio’s merger with MLA Mid Cap Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $319,840,815 that are not included in the above non-U.S. Government purchases value.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$5,190,701	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	First $500 million

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$3,687,868	$7,046,182	$—	$—	$—	$—	$3,687,868	$7,046,182

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,364,998	$—	$242,662,776	$(251,145,868)	$—	$881,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, there were no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Total
$121,521,199	$129,624,669	$251,145,868

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $921,911,324, $122,572,792 and $93,470,942, respectively, acquired all of the assets and liabilities of MLA Mid Cap Portfolio of the Met Investors Series Trust (“MIST MLA Mid Cap”).

The acquisition was accomplished by a tax-free exchange of 6,103,045 Class A shares of the Portfolio (valued at $87,090,450) for 7,177,798 Class A shares of MIST MLA Mid Cap; 18,058,543 Class B shares of the Portfolio (valued at $253,903,111) for 21,030,031 Class B shares of MIST MLA Mid Cap; and 1,348,885 Class E shares of the Portfolio (valued at $19,046,267) for 1,572,109 Class E shares of MIST MLA Mid Cap. Each shareholder of MIST MLA Mid Cap received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MIST MLA Mid Cap may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MIST MLA Mid Cap. All other costs associated with the merger were not borne by the shareholders of either portfolio. MIST MLA Mid Cap’s net assets on April 26, 2013, were $87,090,450, $253,903,111 and $19,046,267 for Class A, Class B and Class E shares, respectively, including investments valued at $360,292,574 with a cost basis of $333,365,815. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MIST MLA Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $190,791,929 in capital loss carry forwards from MIST MLA Mid Cap.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,497,994,886, which included $26,926,759 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Unaudited
Net Investment income	$2,107,778	(a)
Net realized and unrealized gain on investments	192,536,054	(b)

Net increase in net assets from operations	$194,643,832

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MIST MLA Mid Cap that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$2,003,125 as reported plus $166,526 MIST MLA Mid Cap pre-merger, minus $106,780 in higher advisory fees, plus $44,907 of pro-forma eliminated other expenses.
(b)	$352,579,733 unrealized appreciation, as reported June 30, 2013, minus $243,241,046 pro-forma December 31, 2012 unrealized appreciation, plus $78,512,842 net realized gain as reported, plus $4,684,525 in net realized gain from MIST MLA Mid Cap pre-merger.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

Semi Annual Report, June 30, 2013

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Fund voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of MLA Mid Cap Portfolio (formerly, Lazard Mid Cap Portfolio) (“MIST Portfolio”) by Neuberger Berman Genesis Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio.	28,661,745.705	1,111,031.058	2,712,795.351	32,485,572.114

MSF-20

Metropolitan Series Fund

Russell 2000® Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, E, and G shares of the Russell 2000® Index Portfolio returned 15.71%, 15.59%, 15.69%, and 15.55%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 15.86%.

MARKET ENVIRONMENT/CONDITIONS

Equity indexes rallied as investors reacted to positive macroeconomic numbers and central bank intervention. Better than expected macroeconomic data included U.S. jobless claims, payrolls, retail sales, durable goods orders, and home sales. The markets were supported by central bank intervention, including rate cuts by the European Central Bank (“ECB”), Reserve Bank of Australia, Bank of Korea, Bank of Israel, and ECB President Draghi’s comments that monetary policy would remain accommodative for as long as needed. However, the six-month period ended on a negative note on news that the Federal Reserve may start reducing the pace of bond purchases and end quantitative easing. Other concerns included increasing tensions between North and South Korea, slower growth in China, political uncertainty in Europe, weakness in commodity prices, and unrest in Turkey and the Middle East.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The FOMC acknowledged that labor market conditions have shown further improvement and the housing sector has strengthened further, but fiscal policy was restraining economic growth. The FOMC also commented that since last fall, the downside risks to the outlook for the economy and the labor market have diminished.

All nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2013. Consumer Discretionary (15.1% beginning weight in the benchmark), up 23.3%, was the best-performing sector and had the largest positive impact on the benchmark. Consumer Staples (3.1% beginning weight), up 22.8%; and Health Care (12.2% beginning weight), up 21.5%, were the next best-performing sectors. Materials (7.9% beginning weight), up 3.4%; and Energy (6.0% beginning weight), up 10.8%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Isis Pharmaceuticals, up 156.9%; ViaSat, up 83.7%; and Alkermes, up 54.9%. The stocks with the largest negative impact were Atlantic Power, down 63.9%; Hecla Mining, down 48.7%; and Coeur Mining, down 45.9%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000® Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000® Index Portfolio
Class A	15.71	24.15	8.64	9.35	—
Class B	15.59	23.82	8.37	9.08	—
Class E	15.69	23.90	8.49	9.19	—
Class G	15.55	23.80	—	—	20.17
Russell 2000 Index	15.86	24.21	8.77	9.53	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.7
CoStar Group, Inc.	0.2
CommVault Systems, Inc.	0.2
FirstMerit Corp.	0.2
Ultimate Software Group, Inc.	0.2
athenahealth, Inc.	0.2
Acuity Brands, Inc.	0.2
Middleby Corp.	0.2
Prosperity Bancshares, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	26.3
Information Technology	16.7
Consumer Discretionary	13.8
Industrials	13.7
Health Care	11.8
Energy	5.3
Materials	4.8
Consumer Staples	3.7
Utilities	3.2
Telecommunication Services	0.7

MSF-2

Metropolitan Series Fund

Russell 2000® Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000® Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.31%	$1,000.00	$1,157.10	$1.66
	Hypothetical*	0.31%	$1,000.00	$1,023.26	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,155.90	$2.99
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class E(a)	Actual	0.46%	$1,000.00	$1,156.90	$2.46
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

Class G(a)	Actual	0.61%	$1,000.00	$1,155.50	$3.26
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—93.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
AAR Corp.	20,590	$452,568
Aerovironment, Inc. (a)	8,967	180,954
American Science & Engineering, Inc.	4,769	267,064
Astronics Corp. (a)	6,387	261,037
Cubic Corp.	9,993	480,663
Curtiss-Wright Corp.	22,484	833,257
DigitalGlobe, Inc. (a)	37,451	1,161,355
Ducommun, Inc. (a)	5,534	117,653
Engility Holdings, Inc. (a)	8,737	248,305
Esterline Technologies Corp. (a)	15,964	1,154,038
GenCorp, Inc. (a) (b)	29,383	477,768
HEICO Corp. (b)	27,175	1,368,805
KEYW Holding Corp. (The) (a) (b)	16,705	221,341
Kratos Defense & Security Solutions, Inc. (a) (b)	22,697	147,077
LMI Aerospace, Inc. (a)	5,223	97,879
Moog, Inc. - Class A (a)	22,153	1,141,544
National Presto Industries, Inc. (b)	2,572	185,261
Orbital Sciences Corp. (a)	29,768	517,070
Sparton Corp. (a)	5,744	99,027
Taser International, Inc. (a)	21,750	185,310
Teledyne Technologies, Inc. (a)	18,138	1,402,974

		11,000,950

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a)	17,510	115,741
Atlas Air Worldwide Holdings, Inc. (a)	13,822	604,851
Echo Global Logistics, Inc. (a) (b)	8,016	156,232
Forward Air Corp.	15,560	595,637
HUB Group, Inc. - Class A (a)	19,221	700,029
Pacer International, Inc. (a)	9,377	59,169
Park-Ohio Holdings Corp. (a)	4,748	156,589
UTi Worldwide, Inc.	45,516	749,648
XPO Logistics, Inc. (a) (b)	9,537	172,524

		3,310,420

Airlines—0.6%
Allegiant Travel Co.	7,740	820,363
Hawaiian Holdings, Inc. (a) (b)	26,730	163,320
JetBlue Airways Corp. (a) (b)	106,237	669,293
Republic Airways Holdings, Inc. (a)	25,789	292,190
SkyWest, Inc.	24,419	330,633
Spirit Airlines, Inc. (a)	30,196	959,327
U.S. Airways Group, Inc. (a) (b)	83,593	1,372,597

		4,607,723

Auto Components—1.0%
American Axle & Manufacturing Holdings, Inc. (a) (b)	34,595	644,505
Cooper Tire & Rubber Co.	32,939	1,092,587
Dana Holding Corp.	72,092	1,388,492
Dorman Products, Inc.	12,774	582,878
Drew Industries, Inc.	11,598	456,033
Federal-Mogul Corp. (a)	10,391	106,092
Fuel Systems Solutions, Inc. (a)	8,320	148,845

Auto Components—(Continued)
Gentherm, Inc. (a)	16,060	$298,234
Modine Manufacturing Co. (a)	24,735	269,117
Remy International, Inc.	9,727	180,630
Spartan Motors, Inc.	19,530	119,524
Standard Motor Products, Inc.	9,638	330,969
Stoneridge, Inc. (a)	13,705	159,526
Superior Industries International, Inc.	12,615	217,104
Tenneco, Inc. (a)	29,894	1,353,600

		7,348,136

Automobiles—0.0%
Winnebago Industries, Inc. (a)	16,165	339,303

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a)	4,097	699,112
Coca-Cola Bottling Co. Consolidated	2,376	145,292
National Beverage Corp. (b)	7,440	129,977

		974,381

Biotechnology—3.3%
ACADIA Pharmaceuticals, Inc. (a)	35,491	644,162
Achillion Pharmaceuticals, Inc. (a)	49,415	404,215
Acorda Therapeutics, Inc. (a)	20,455	674,810
Aegerion Pharmaceuticals, Inc. (a) (b)	15,084	955,421
Alnylam Pharmaceuticals, Inc. (a)	29,088	902,019
AMAG Pharmaceuticals, Inc. (a)	11,699	260,303
Arena Pharmaceuticals, Inc. (a) (b)	114,562	882,127
Array BioPharma, Inc. (a)	63,397	287,822
Astex Pharmaceuticals (a)	52,716	216,663
Celldex Therapeutics, Inc. (a) (b)	43,201	674,368
Cepheid, Inc. (a)	34,332	1,181,707
ChemoCentryx, Inc. (a)	13,031	184,258
Chimerix, Inc. (a)	6,357	154,094
Clovis Oncology, Inc. (a)	6,853	459,014
Coronado Biosciences, Inc. (a) (b)	11,263	96,862
Curis, Inc. (a) (b)	20,029	63,893
Cytokinetics, Inc. (a)	13,033	150,792
Dendreon Corp. (a) (b)	82,091	338,215
Dyax Corp. (a)	51,208	177,180
Dynavax Technologies Corp. (a) (b)	21,934	24,127
Emergent Biosolutions, Inc. (a)	13,410	193,372
Epizyme, Inc. (a)	4,793	134,827
Exact Sciences Corp. (a)	32,142	447,095
Exelixis, Inc. (a) (b)	80,903	367,300
Galena Biopharma, Inc. (a)	46,608	103,470
Genomic Health, Inc. (a) (b)	8,810	279,365
Geron Corp. (a)	72,481	108,721
GTx, Inc. (a)	15,776	104,122
Halozyme Therapeutics, Inc. (a) (b)	47,510	377,229
Hyperion Therapeutics, Inc. (a)	4,670	102,740
Idenix Pharmaceuticals, Inc. (a) (b)	48,904	176,543
ImmunoGen, Inc. (a) (b)	44,397	736,546
Immunomedics, Inc. (a) (b)	39,907	217,094
Infinity Pharmaceuticals, Inc. (a)	24,496	398,060
Insmed, Inc. (a)	15,003	179,436
Intercept Pharmaceuticals, Inc. (a)	3,580	160,527

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
InterMune, Inc. (a) (b)	43,557	$419,018
Ironwood Pharmaceuticals, Inc. (a) (b)	43,854	436,347
Isis Pharmaceuticals, Inc. (a) (b)	57,841	1,554,188
Keryx Biopharmaceuticals, Inc. (a) (b)	41,752	311,887
KYTHERA Biopharmaceuticals, Inc. (a)	5,488	148,450
Lexicon Pharmaceuticals, Inc. (a) (b)	71,794	155,793
Ligand Pharmaceuticals, Inc. - Class B (a) (b)	8,315	311,147
MannKind Corp. (a) (b)	74,752	485,888
Merrimack Pharmaceuticals, Inc. (a)	46,931	315,846
MiMedx Group, Inc. (a)	49,469	349,251
Momenta Pharmaceuticals, Inc. (a)	23,710	357,073
Neurocrine Biosciences, Inc. (a)	35,916	480,556
NewLink Genetics Corp. (a) (b)	7,185	141,688
Novavax, Inc. (a) (b)	33,929	69,554
NPS Pharmaceuticals, Inc. (a)	48,430	731,293
Opko Health, Inc. (a) (b)	72,332	513,557
Orexigen Therapeutics, Inc. (a) (b)	48,954	286,381
Osiris Therapeutics, Inc. (a) (b)	9,827	98,958
PDL BioPharma, Inc. (b)	75,107	579,826
Peregrine Pharmaceuticals, Inc. (a)	110,730	142,842
Portola Pharmaceuticals, Inc. (a)	6,934	170,368
Progenics Pharmaceuticals, Inc. (a)	26,203	116,865
Puma Biotechnology, Inc. (a)	12,180	540,427
Raptor Pharmaceutical Corp. (a) (b)	26,716	249,795
Repligen Corp. (a)	18,018	148,468
Rigel Pharmaceuticals, Inc. (a) (b)	25,194	84,148
Sangamo Biosciences, Inc. (a) (b)	28,660	223,835
Sarepta Therapeutics, Inc. (a)	17,226	655,449
Spectrum Pharmaceuticals, Inc. (b)	30,932	230,753
Stemline Therapeutics, Inc. (a)	5,043	120,225
Sunesis Pharmaceuticals, Inc. (a)	17,950	93,520
Synageva BioPharma Corp. (a) (b)	8,763	368,046
Synergy Pharmaceuticals, Inc. (a) (b)	42,569	183,898
Synta Pharmaceuticals Corp. (a) (b)	20,751	103,547
TESARO, Inc. (a)	6,990	228,853
Threshold Pharmaceuticals, Inc. (a) (b)	24,847	130,695
Trius Therapeutics, Inc. (a) (b)	18,572	150,805
Vanda Pharmaceuticals, Inc. (a)	15,947	128,852
Verastem, Inc. (a)	7,985	110,832
Vical, Inc. (a) (b)	40,691	127,363
XOMA Corp. (a) (b)	17,132	62,189

		24,936,975

Building Products—0.7%
AAON, Inc.	10,242	338,805
American Woodmark Corp. (a)	5,650	196,055
Apogee Enterprises, Inc.	13,569	325,656
Builders FirstSource, Inc. (a)	25,665	153,477
Gibraltar Industries, Inc. (a)	14,856	216,303
Griffon Corp.	24,495	275,569
Insteel Industries, Inc.	9,958	174,464
NCI Building Systems, Inc. (a)	10,596	162,013
Nortek, Inc. (a)	4,481	288,711
PGT, Inc. (a)	17,505	151,768
Ply Gem Holdings, Inc. (a)	10,411	208,845
Quanex Building Products Corp. (b)	17,697	298,017

Building Products—(Continued)
Simpson Manufacturing Co., Inc.	20,877	$614,201
Trex Co., Inc. (a)	8,732	414,683
Universal Forest Products, Inc.	10,498	419,080
USG Corp. (a) (b)	39,350	907,018

		5,144,665

Capital Markets—2.5%
Apollo Investment Corp. (b)	116,588	902,391
Arlington Asset Investment Corp. - Class A	7,800	208,572
BGC Partners, Inc. - Class A (b)	64,999	382,844
BlackRock Kelso Capital Corp. (b)	38,057	356,214
Calamos Asset Management, Inc. - Class A	11,175	117,338
Capital Southwest Corp.	1,750	241,203
Cohen & Steers, Inc. (b)	9,693	329,368
Cowen Group, Inc. - Class A (a)	41,897	121,501
Diamond Hill Investment Group, Inc.	1,546	131,487
Evercore Partners, Inc. - Class A	15,370	603,734
FBR & Co. (a)	5,282	133,423
Fidus Investment Corp.	7,619	142,552
Fifth Street Finance Corp.	62,498	653,104
Financial Engines, Inc.	24,757	1,128,672
Firsthand Technology Value Fund, Inc. (a)	5,589	110,998
FXCM, Inc.	18,846	309,263
GAMCO Investors, Inc. - Class A	2,440	135,200
GFI Group, Inc.	17,917	70,055
Gladstone Capital Corp. (b)	12,173	99,453
Gladstone Investment Corp. (b)	14,338	105,384
Golub Capital BDC, Inc. (b)	17,843	312,253
Greenhill & Co., Inc.	13,818	632,035
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	11,749	139,578
Hercules Technology Growth Capital, Inc. (b)	32,237	449,384
HFF, Inc. - Class A	17,729	315,044
ICG Group, Inc. (a)	20,148	229,687
International FCStone, Inc. (a)	7,668	133,807
Investment Technology Group, Inc. (a)	17,949	250,927
Janus Capital Group, Inc.	75,490	642,420
KCAP Financial, Inc. (b)	12,596	141,831
Knight Capital Group, Inc. - Class A (a) (b)	74,865	268,765
Ladenburg Thalmann Financial Services, Inc. (a)	12,450	20,543
Main Street Capital Corp. (b)	17,686	489,725
Manning & Napier, Inc.	8,917	158,366
MCG Capital Corp.	27,003	140,686
Medallion Financial Corp. (b)	7,820	108,776
Medley Capital Corp. (b)	17,773	241,357
MVC Capital, Inc.	13,488	169,814
New Mountain Finance Corp. (b)	16,315	231,020
Oppenheimer Holdings, Inc. - Class A	5,749	109,461
PennantPark Investment Corp.	33,969	375,357
Piper Jaffray Cos. (a)	8,439	266,757
Prospect Capital Corp. (b)	122,074	1,318,399
Safeguard Scientifics, Inc. (a)	11,857	190,305
Solar Capital, Ltd.	23,565	544,116
Solar Senior Capital, Ltd.	6,468	119,076
Stellus Capital Investment Corp.	6,692	100,715

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Stifel Financial Corp. (a)	31,775	$1,133,414
SWS Group, Inc. (a)	16,722	91,135
TCP Capital Corp.	13,557	227,351
THL Credit, Inc.	13,781	209,333
TICC Capital Corp. (b)	24,365	234,391
Triangle Capital Corp. (b)	13,996	385,030
Virtus Investment Partners, Inc. (a)	3,046	536,918
Walter Investment Management Corp. (a)	19,069	644,723
Westwood Holdings Group, Inc.	3,352	143,868
WisdomTree Investments, Inc. (a)	50,887	588,763

		18,577,886

Chemicals—2.2%
A Schulman, Inc.	16,210	434,752
ADA-ES, Inc. (a)	4,907	206,683
American Pacific Corp. (a)	3,240	91,854
American Vanguard Corp.	14,887	348,802
Arabian American Development Co. (a)	10,899	94,821
Axiall Corp.	35,265	1,501,584
Balchem Corp.	15,297	684,541
Calgon Carbon Corp. (a)	26,161	436,365
Chemtura Corp. (a)	48,619	986,966
Ferro Corp. (a)	34,923	242,715
Flotek Industries, Inc. (a)	25,871	464,126
FutureFuel Corp.	9,675	137,095
Hawkins, Inc.	4,778	188,205
HB Fuller Co.	25,868	978,069
Innophos Holdings, Inc.	11,603	547,313
Innospec, Inc.	12,490	501,848
Intrepid Potash, Inc.	27,693	527,552
KMG Chemicals, Inc.	4,413	93,114
Koppers Holdings, Inc.	11,124	424,714
Kraton Performance Polymers, Inc. (a)	16,524	350,309
Landec Corp. (a)	14,010	185,072
LSB Industries, Inc. (a)	9,253	281,384
Minerals Technologies, Inc.	16,722	691,287
Olin Corp.	41,593	994,905
OM Group, Inc. (a)	16,641	514,540
OMNOVA Solutions, Inc. (a)	24,497	196,221
PolyOne Corp.	51,100	1,266,258
Quaker Chemical Corp.	6,591	408,708
Sensient Technologies Corp.	24,710	1,000,014
Stepan Co.	8,970	498,822
Taminco Corp. (a)	10,364	211,322
Tredegar Corp.	13,367	343,532
Zep, Inc.	10,762	170,362
Zoltek Cos., Inc. (a) (b)	15,344	198,091

		16,201,946

Commercial Banks—6.5%
1st Source Corp.	8,143	193,478
1st United Bancorp, Inc.	12,631	84,880
American National Bankshares, Inc.	4,458	103,604
Ameris Bancorp (a)	13,498	227,441
Ames National Corp.	4,449	101,259
Arrow Financial Corp. (b)	5,486	135,779

Commercial Banks—(Continued)
Bancfirst Corp.	4,227	$196,767
Banco Latinoamericano de Exportaciones S.A. - Class E	14,005	313,572
Bancorp, Inc. (a)	17,608	263,944
BancorpSouth, Inc.	50,104	886,841
Bank of Kentucky Financial Corp.	3,437	97,748
Bank of Marin Bancorp	3,199	127,960
Bank of the Ozarks, Inc.	15,721	681,191
Banner Corp.	10,387	350,977
BBCN Bancorp, Inc.	39,760	565,387
BNC Bancorp	10,025	114,486
Boston Private Financial Holdings, Inc.	40,232	428,068
Bridge Bancorp, Inc.	3,615	81,338
Bryn Mawr Bank Corp.	6,395	153,032
C&F Financial Corp.	1,816	101,206
Camden National Corp.	3,953	140,213
Capital Bank Financial Corp. - Class A (a)	12,884	244,667
Cardinal Financial Corp.	17,067	249,861
Cathay General Bancorp	37,892	771,102
Centerstate Banks, Inc.	16,702	144,973
Central Pacific Financial Corp. (a)	11,945	215,010
Chemical Financial Corp.	13,755	357,492
Citizens & Northern Corp.	6,716	129,753
City Holding Co.	8,336	324,687
CNB Financial Corp.	6,782	114,887
CoBiz Financial, Inc.	17,832	148,006
Columbia Banking System, Inc.	26,670	635,013
Community Bank System, Inc. (b)	21,059	649,670
Community Trust Bancorp, Inc.	7,420	264,300
Customers Bancorp, Inc. (a)	13,144	213,590
CVB Financial Corp.	47,878	563,045
Eagle Bancorp, Inc. (a)	10,028	224,427
Enterprise Financial Services Corp.	11,259	179,694
Farmers Capital Bank Corp. (a)	4,194	90,968
Financial Institutions, Inc.	6,461	118,947
First Bancorp (b)	47,258	392,445
First Bancorp, Inc.	5,370	93,868
First Busey Corp.	42,355	190,598
First Commonwealth Financial Corp.	56,357	415,351
First Community Bancshares, Inc.	8,470	132,810
First Connecticut Bancorp Inc.	9,833	136,875
First Financial Bancorp	30,745	458,100
First Financial Bankshares, Inc. (b)	15,344	854,047
First Financial Corp.	6,038	187,118
First Financial Holdings, Inc.	9,523	201,983
First Interstate Bancsystem, Inc.	9,233	191,400
First Merchants Corp.	14,938	256,187
First Midwest Bancorp, Inc.	41,102	563,919
First of Long Island Corp. (The)	3,365	111,684
FirstMerit Corp.	83,808	1,678,674
Flushing Financial Corp.	17,365	285,654
FNB Corp.	71,997	869,724
German American Bancorp, Inc. (b)	6,759	152,213
Glacier Bancorp, Inc.	34,768	771,502
Great Southern Bancorp, Inc.	6,069	163,620
Guaranty Bancorp	8,675	98,461
Hancock Holding Co.	42,609	1,281,253

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Hanmi Financial Corp. (a)	17,546	$310,038
Heartland Financial USA, Inc.	7,703	211,755
Heritage Financial Corp.	10,314	151,100
Home BancShares, Inc.	23,766	617,203
Home Federal Bancorp, Inc. (b)	10,146	129,260
HomeTrust Bancshares, Inc. (a)	10,270	174,179
Horizon Bancorp	4,830	98,580
Hudson Valley Holding Corp.	7,889	133,955
Iberiabank Corp.	15,241	817,070
Independent Bank Corp. (b)	11,835	408,307
International Bancshares Corp.	25,295	571,161
Investors Bancorp, Inc.	22,076	465,362
Lakeland Bancorp, Inc.	16,496	172,053
Lakeland Financial Corp.	9,208	255,522
MainSource Financial Group, Inc.	12,295	165,122
MB Financial, Inc.	28,968	776,342
Merchants Bancshares, Inc.	3,144	92,968
Metro Bancorp, Inc. (a)	7,930	158,838
MidWestOne Financial Group, Inc.	3,929	94,532
National Bank Holdings Corp. - Class A	26,547	522,976
National Bankshares, Inc.	4,218	149,866
National Penn Bancshares, Inc.	59,275	602,234
NBT Bancorp, Inc.	24,027	508,652
NewBridge Bancorp (a)	14,228	85,226
OFG Bancorp	25,382	459,668
Old National Bancorp	53,086	734,179
OmniAmerican Bancorp, Inc. (a)	7,185	158,286
Pacific Continental Corp.	10,841	127,924
Pacific Premier Bancorp, Inc. (a)	8,535	104,298
PacWest Bancorp	19,361	593,414
Park National Corp. (b)	5,759	396,162
Park Sterling Corp. (a)	18,229	107,733
Penns Woods Bancorp, Inc.	1,988	83,218
Peoples Bancorp, Inc.	5,988	126,227
Pinnacle Financial Partners, Inc. (a)	18,820	483,862
Preferred Bank (a)	6,777	111,685
PrivateBancorp, Inc.	33,931	719,677
Prosperity Bancshares, Inc. (b)	30,210	1,564,576
Renasant Corp.	12,711	309,386
Republic Bancorp, Inc. - Class A	5,421	118,828
S&T Bancorp, Inc.	15,660	306,936
Sandy Spring Bancorp, Inc.	13,670	295,545
SCBT Financial Corp.	8,161	411,233
Seacoast Banking Corp. of Florida (a)	6,801	14,962
Sierra Bancorp	7,033	104,088
Simmons First National Corp. - Class A	9,347	243,863
Southside Bancshares, Inc. (b)	8,740	208,711
Southwest Bancorp, Inc. (a)	11,069	146,111
State Bank Financial Corp.	16,379	246,176
StellarOne Corp.	12,984	255,136
Sterling Bancorp	17,221	200,108
Sterling Financial Corp.	17,351	412,607
Suffolk Bancorp (a)	6,378	104,217
Susquehanna Bancshares, Inc.	93,642	1,203,300
SY Bancorp, Inc.	7,089	173,893
Taylor Capital Group, Inc. (a) (b)	7,608	128,499
Texas Capital Bancshares, Inc. (a)	21,162	938,746

Commercial Banks—(Continued)
Tompkins Financial Corp.	7,424	$335,491
TowneBank (b)	12,365	182,013
Trico Bancshares (b)	8,062	171,962
Trustmark Corp.	34,161	839,677
UMB Financial Corp.	15,570	866,782
Umpqua Holdings Corp.	55,348	830,773
Union First Market Bankshares Corp.	9,844	202,688
United Bankshares, Inc. (b)	25,900	685,055
United Community Banks, Inc. (a)	21,449	266,397
Univest Corp. of Pennsylvania	9,559	182,290
ViewPoint Financial Group, Inc.	20,388	424,274
Virginia Commerce Bancorp, Inc. (a)	12,273	171,331
Washington Banking Co.	9,167	130,171
Washington Trust Bancorp, Inc.	7,713	219,975
Webster Financial Corp.	45,341	1,164,357
WesBanco, Inc.	12,861	339,916
West Bancorp, Inc.	8,036	94,423
Westamerica Bancorp (b)	14,310	653,824
Western Alliance Bancorp (a)	37,712	596,981
Wilshire Bancorp, Inc.	29,438	194,880
Wintrust Financial Corp.	19,337	740,220
Yadkin Financial Corp. (a)	7,897	110,874

		49,146,658

Commercial Services & Supplies—2.0%
ABM Industries, Inc.	27,975	685,667
ACCO Brands Corp. (a) (b)	58,424	371,577
Acorn Energy, Inc. (b)	10,685	90,181
AT Cross Co. - Class A (a)	5,065	85,852
Brink’s Co. (The)	24,924	635,811
Casella Waste Systems, Inc. - Class A (a)	20,518	88,433
Consolidated Graphics, Inc. (a)	4,031	189,497
Courier Corp.	6,229	88,950
Deluxe Corp.	26,554	920,096
EnerNOC, Inc. (a)	15,853	210,211
Ennis, Inc.	14,123	244,187
G&K Services, Inc. - Class A	9,849	468,812
Healthcare Services Group, Inc. (b)	35,527	871,122
Herman Miller, Inc.	30,530	826,447
HNI Corp.	22,105	797,327
InnerWorkings, Inc. (a) (b)	22,568	244,863
Interface, Inc.	31,333	531,721
Kimball International, Inc. - Class B	18,813	182,674
Knoll, Inc.	25,885	367,826
McGrath RentCorp	13,375	456,890
Mine Safety Appliances Co.	14,087	655,750
Mobile Mini, Inc. (a)	19,043	631,276
Multi-Color Corp.	6,895	209,194
Performant Financial Corp. (a)	11,558	133,957
Quad/Graphics, Inc. (b)	13,076	315,132
Schawk, Inc.	7,118	93,459
Standard Parking Corp. (a)	8,683	186,337
Steelcase, Inc. - Class A	41,383	603,364
Team, Inc. (a)	10,055	380,582
Tetra Tech, Inc. (a) (c)	33,211	780,791
TMS International Corp. - Class A	7,203	106,821
U.S. Ecology, Inc.	10,060	276,046

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
UniFirst Corp.	7,601	$693,591
United Stationers, Inc.	21,229	712,233
Viad Corp.	11,786	288,993
West Corp.	12,951	286,735

		14,712,405

Communications Equipment—1.8%
ADTRAN, Inc. (b)	30,097	740,687
Anaren, Inc. (a) (b)	8,343	191,388
ARRIS Group, Inc. (a)	59,022	846,966
Aruba Networks, Inc. (a)	59,276	910,479
Aviat Networks, Inc. (a)	5,469	14,329
Black Box Corp.	9,812	248,440
CalAmp Corp. (a)	19,380	282,948
Calix, Inc. (a)	19,494	196,889
Ciena Corp. (a) (b)	52,583	1,021,162
Comtech Telecommunications Corp.	8,068	216,949
Digi International, Inc. (a)	14,316	134,141
Emulex Corp. (a)	45,893	299,222
Extreme Networks (a)	27,697	95,555
Finisar Corp. (a) (b)	47,662	807,871
Globecomm Systems, Inc. (a)	14,070	177,845
Harmonic, Inc. (a)	59,191	375,863
Infinera Corp. (a) (b)	63,652	679,167
InterDigital, Inc.	21,402	955,599
Ixia (a)	28,748	528,963
KVH Industries, Inc. (a)	8,641	115,012
NETGEAR, Inc. (a)	20,185	616,450
Oplink Communications, Inc. (a)	10,830	188,117
Parkervision, Inc. (a) (b)	43,816	199,363
Plantronics, Inc.	21,347	937,560
Procera Networks, Inc. (a) (b)	10,321	141,707
Ruckus Wireless, Inc. (a)	22,533	288,648
ShoreTel, Inc. (a)	25,559	103,003
Sonus Networks, Inc. (a)	89,265	268,688
Symmetricom, Inc. (a)	8,380	37,626
Tellabs, Inc.	156,126	309,129
Ubiquiti Networks, Inc.	5,898	103,451
ViaSat, Inc. (a)	19,916	1,423,197

		13,456,414

Computers & Peripherals—0.5%
Avid Technology, Inc. (a)	15,838	93,127
Cray, Inc. (a)	20,870	409,887
Datalink Corp. (a)	9,229	98,197
Electronics for Imaging, Inc. (a)	22,055	623,936
Fusion-io, Inc. (a)	38,656	550,461
Immersion Corp. (a)	16,446	217,909
Intermec, Inc. (a)	30,773	302,499
QLogic Corp. (a)	51,727	494,510
Quantum Corp. (a) (b)	59,742	81,846
Silicon Graphics International Corp. (a)	18,071	241,790
STEC, Inc. (a)	18,429	123,843
Super Micro Computer, Inc. (a)	14,579	155,121
Synaptics, Inc. (a)	15,998	616,883

		4,010,009

Construction & Engineering—0.8%
Aegion Corp. (a)	20,173	$454,094
Ameresco, Inc. - Class A (a)	14,515	130,780
Argan, Inc.	5,446	84,958
Comfort Systems USA, Inc.	16,594	247,582
Dycom Industries, Inc. (a)	18,140	419,760
EMCOR Group, Inc.	32,867	1,336,044
Furmanite Corp. (a)	10,368	69,362
Granite Construction, Inc.	20,021	595,825
Great Lakes Dredge & Dock Corp.	32,033	250,498
Layne Christensen Co. (a)	10,438	203,645
MasTec, Inc. (a)	29,748	978,709
Michael Baker Corp.	4,638	125,736
MYR Group, Inc. (a)	10,017	194,831
Northwest Pipe Co. (a)	4,794	133,753
Orion Marine Group, Inc. (a)	14,575	176,212
Pike Electric Corp.	13,447	165,398
Primoris Services Corp.	17,845	351,903
Tutor Perini Corp. (a)	19,192	347,183

		6,266,273

Construction Materials—0.2%
Headwaters, Inc. (a)	38,364	339,138
Texas Industries, Inc. (a) (b)	11,145	725,985
U.S. Concrete, Inc. (a)	7,217	118,503

		1,183,626

Consumer Finance—0.7%
Cash America International, Inc. (b)	14,003	636,576
Credit Acceptance Corp. (a)	3,612	379,441
DFC Global Corp. (a)	22,515	310,932
Encore Capital Group, Inc. (a) (b)	11,801	390,731
Ezcorp, Inc. - Class A (a)	24,505	413,645
First Cash Financial Services, Inc. (a)	14,639	720,385
Green Dot Corp. - Class A (a) (b)	12,988	259,111
Nelnet, Inc. - Class A	12,596	454,590
Netspend Holdings, Inc. (a)	16,359	261,253
Portfolio Recovery Associates, Inc. (a)	8,483	1,303,243
World Acceptance Corp. (a) (b)	4,646	403,923

		5,533,830

Containers & Packaging—0.3%
AEP Industries, Inc. (a)	2,424	180,321
Berry Plastics Group, Inc. (a)	27,955	616,967
Boise, Inc.	53,751	459,034
Graphic Packaging Holding Co. (a)	105,650	817,731
Myers Industries, Inc.	12,789	191,963

		2,266,016

Distributors—0.2%
Core-Mark Holding Co., Inc.	5,932	376,682
Pool Corp.	23,340	1,223,249
VOXX International Corp. (a)	10,683	131,081
Weyco Group, Inc.	4,154	104,681

		1,835,693

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—1.1%
American Public Education, Inc. (a)	9,943	$369,482
Ascent Capital Group, Inc. - Class A (a)	6,860	535,560
Bridgepoint Education, Inc. (a) (b)	9,743	118,670
Bright Horizons Family Solutions, Inc. (a)	6,946	241,095
Capella Education Co. (a)	5,633	234,614
Career Education Corp. (a)	3,748	10,869
Carriage Services, Inc.	9,414	159,567
Corinthian Colleges, Inc. (a)	13,678	30,639
Grand Canyon Education, Inc. (a)	22,843	736,230
Hillenbrand, Inc.	28,780	682,374
ITT Educational Services, Inc. (a)	11,937	291,263
K12, Inc. (a) (b)	13,883	364,706
LifeLock, Inc. (a)	30,848	361,230
Mac-Gray Corp.	7,254	103,007
Matthews International Corp. - Class A	13,720	517,244
Outerwall, Inc. (a)	14,700	862,449
Regis Corp. (b)	24,117	396,001
Sotheby’s (b)	33,921	1,285,945
Steiner Leisure, Ltd. (a)	6,738	356,171
Stewart Enterprises, Inc. - Class A (b)	36,822	482,000
Strayer Education, Inc. (b)	6,343	309,729
Universal Technical Institute, Inc.	11,178	115,469

		8,564,314

Diversified Financial Services—0.3%
MarketAxess Holdings, Inc.	19,495	911,391
Marlin Business Services Corp.	4,620	105,244
NewStar Financial, Inc. (a)	14,397	191,768
PHH Corp. (a)	30,324	618,003
PICO Holdings, Inc. (a)	12,147	254,601

		2,081,007

Diversified Telecommunication Services—0.5%
8x8, Inc. (a)	37,474	308,786
Atlantic Tele-Network, Inc.	4,754	236,084
Cbeyond, Inc. (a)	13,419	105,205
Cincinnati Bell, Inc. (a)	79,823	244,258
Cogent Communications Group, Inc. (b)	24,794	697,951
Consolidated Communications Holdings, Inc.	19,216	334,551
Fairpoint Communications, Inc. (a) (b)	11,602	96,877
General Communication, Inc. - Class A (a)	10,306	80,696
Hawaiian Telcom Holdco, Inc. (a) (b)	6,401	161,049
IDT Corp. - Class B	8,438	157,706
inContact, Inc. (a)	27,382	225,080
Inteliquent, Inc.	16,025	92,144
Iridium Communications, Inc. (a) (b)	32,786	254,419
Lumos Networks Corp.	8,454	144,563
magicJack VocalTec, Ltd. (a) (b)	8,170	115,932
ORBCOMM, Inc. (a)	19,477	87,452
Premiere Global Services, Inc. (a)	24,982	301,533
Towerstream Corp. (a)	35,616	90,821
Vonage Holdings Corp. (a)	74,697	211,392

		3,946,499

Electric Utilities—1.4%
ALLETE, Inc.	20,181	$1,006,023
Cleco Corp.	30,631	1,422,197
El Paso Electric Co.	21,145	746,630
Empire District Electric Co. (The)	22,399	499,722
IDACORP, Inc.	24,542	1,172,126
MGE Energy, Inc.	12,019	658,160
Otter Tail Corp.	18,873	535,993
PNM Resources, Inc.	42,143	935,153
Portland General Electric Co.	38,989	1,192,674
UIL Holdings Corp. (b)	24,602	941,026
Unitil Corp.	7,429	214,550
UNS Energy Corp.	21,055	941,790

		10,266,044

Electrical Equipment—1.5%
Acuity Brands, Inc.	20,962	1,583,050
AZZ, Inc.	13,326	513,851
Belden, Inc.	21,664	1,081,683
Brady Corp. - Class A	22,732	698,554
Capstone Turbine Corp. (a) (b)	164,599	192,581
Encore Wire Corp.	10,537	359,312
EnerSys, Inc.	23,684	1,161,463
Franklin Electric Co., Inc.	24,472	823,483
FuelCell Energy, Inc. (a) (b)	32,622	41,430
Generac Holdings, Inc.	25,812	955,302
General Cable Corp.	24,951	767,243
Global Power Equipment Group, Inc.	8,163	131,588
GrafTech International, Ltd. (a)	58,953	429,178
II-VI, Inc. (a)	27,302	443,931
LSI Industries, Inc.	11,113	89,904
Polypore International, Inc. (a)	23,444	944,793
Powell Industries, Inc. (a)	4,404	227,467
PowerSecure International, Inc. (a)	9,992	150,180
Preformed Line Products Co.	1,321	87,595
Thermon Group Holdings, Inc. (a)	13,760	280,704

		10,963,292

Electronic Equipment, Instruments & Components—2.2%
Agilysys, Inc. (a)	8,615	97,263
Anixter International, Inc. (a)	13,642	1,034,200
Badger Meter, Inc.	6,820	303,831
Benchmark Electronics, Inc. (a)	26,591	534,479
Checkpoint Systems, Inc. (a)	21,005	298,061
Cognex Corp.	22,737	1,028,167
Coherent, Inc.	12,319	678,407
CTS Corp.	18,070	246,475
Daktronics, Inc.	18,513	189,943
DTS, Inc. (a)	9,298	191,353
Electro Rent Corp.	9,062	152,151
Electro Scientific Industries, Inc.	11,663	125,494
Fabrinet (a)	14,981	209,734
FARO Technologies, Inc. (a)	8,551	289,195
FEI Co.	19,283	1,407,466
GSI Group, Inc. (a)	18,739	150,662
Insight Enterprises, Inc. (a) (c)	22,462	398,476
InvenSense, Inc. (a) (b)	29,030	446,481

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a)	19,812	$840,623
Kemet Corp. (a)	22,874	94,012
Littelfuse, Inc.	11,485	856,896
Maxwell Technologies, Inc. (a) (b)	14,377	102,796
Measurement Specialties, Inc. (a)	8,286	385,548
Mercury Systems, Inc. (a)	15,581	143,657
Methode Electronics, Inc. (b)	20,336	345,915
MTS Systems Corp.	8,022	454,045
Newport Corp. (a)	20,202	281,414
OSI Systems, Inc. (a)	10,522	677,827
Park Electrochemical Corp.	10,569	253,762
Plexus Corp. (a) (c)	18,360	548,780
Power-One, Inc. (a)	25,085	158,537
RealD, Inc. (a) (b)	18,684	259,708
Rofin-Sinar Technologies, Inc. (a)	15,227	379,761
Rogers Corp. (a)	8,965	424,224
Sanmina Corp. (a)	42,537	610,406
ScanSource, Inc. (a)	14,516	464,512
SYNNEX Corp. (a) (b)	13,438	568,159
TTM Technologies, Inc. (a)	26,923	226,153
Universal Display Corp. (a) (b)	21,034	591,266
Vishay Precision Group, Inc. (a)	6,373	96,487
Zygo Corp. (a)	8,667	137,025

		16,683,351

Energy Equipment & Services—1.9%
Basic Energy Services, Inc. (a)	14,197	171,642
Bristow Group, Inc.	17,467	1,140,944
C&J Energy Services, Inc. (a) (b)	23,819	461,374
Cal Dive International, Inc. (a) (b)	11,269	21,186
CARBO Ceramics, Inc.	9,985	673,289
Dawson Geophysical Co. (a)	5,124	188,871
Era Group, Inc. (a)	10,332	270,182
Exterran Holdings, Inc. (a)	28,971	814,665
Forum Energy Technologies, Inc. (a) (b)	19,863	604,431
Geospace Technologies Corp. (a)	6,866	474,303
Gulf Island Fabrication, Inc. (b)	7,812	149,600
GulfMark Offshore, Inc. - Class A	12,548	565,789
Helix Energy Solutions Group, Inc. (a)	52,636	1,212,733
Hercules Offshore, Inc. (a)	82,886	583,517
Hornbeck Offshore Services, Inc. (a)	18,781	1,004,783
ION Geophysical Corp. (a)	68,572	412,803
Key Energy Services, Inc. (a)	80,293	477,743
Lufkin Industries, Inc.	16,697	1,477,184
Matrix Service Co. (a)	14,196	221,174
Mitcham Industries, Inc. (a)	7,031	117,980
Natural Gas Services Group, Inc. (a)	6,643	156,044
Newpark Resources, Inc. (a)	42,672	468,965
Nuverra Environmental Solutions, Inc. (a) (b)	83,048	240,839
Parker Drilling Co. (a)	67,607	336,683
PHI, Inc. (a)	7,440	255,192
Pioneer Energy Services Corp. (a)	31,825	210,682
RigNet, Inc. (a)	6,898	175,761
SEACOR Holdings, Inc.	10,116	840,134
Tesco Corp. (a)	16,366	216,849
TETRA Technologies, Inc. (a)	39,068	400,838

Energy Equipment & Services—(Continued)
Vantage Drilling Co. (a)	67,897	$138,510
Willbros Group, Inc. (a)	22,413	137,616

		14,622,306

Food & Staples Retailing—1.2%
Andersons, Inc. (The)	9,754	518,815
Casey’s General Stores, Inc.	19,719	1,186,295
Chefs’ Warehouse, Inc. (The) (a)	6,163	106,004
Fairway Group Holdings Corp. (a)	9,942	240,298
Harris Teeter Supermarkets, Inc.	24,758	1,160,160
Ingles Markets, Inc. - Class A	7,334	185,184
Nash Finch Co.	6,720	147,907
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	4,597	142,507
Pantry, Inc. (The) (a)	12,441	151,532
Pricesmart, Inc. (b)	9,705	850,449
Rite Aid Corp. (a)	365,720	1,045,959
Roundy’s, Inc.	13,261	110,464
Spartan Stores, Inc.	11,884	219,141
SUPERVALU, Inc. (a) (b)	101,674	632,412
Susser Holdings Corp. (a)	9,109	436,139
United Natural Foods, Inc. (a)	24,079	1,300,025
Village Super Market, Inc. - Class A	2,409	79,714
Weis Markets, Inc.	6,205	279,659

		8,792,664

Food Products—1.6%
Annie’s, Inc. (a) (b)	6,956	297,299
B&G Foods, Inc.	27,503	936,477
Boulder Brands, Inc. (a)	31,712	382,130
Cal-Maine Foods, Inc.	7,468	347,337
Calavo Growers, Inc. (b)	6,124	166,512
Chiquita Brands International, Inc. (a)	24,259	264,908
Darling International, Inc. (a)	60,621	1,131,188
Diamond Foods, Inc. (a) (b)	11,661	241,966
Dole Food Co., Inc. (a)	26,037	331,972
Fresh Del Monte Produce, Inc.	17,658	492,305
Hain Celestial Group, Inc. (The) (a) (b)	18,880	1,226,634
J&J Snack Foods Corp.	7,928	616,798
John B Sanfilippo & Son, Inc.	4,642	93,583
Lancaster Colony Corp.	8,929	696,373
Limoneira Co.	4,954	102,696
Omega Protein Corp. (a)	11,349	101,914
Pilgrim’s Pride Corp. (a)	32,160	480,470
Post Holdings, Inc. (a)	16,404	716,199
Sanderson Farms, Inc.	11,409	757,786
Seaboard Corp.	132	357,456
Seneca Foods Corp. - Class A (a)	4,612	141,496
Snyders-Lance, Inc.	23,294	661,782
Tootsie Roll Industries, Inc. (b)	9,939	315,861
TreeHouse Foods, Inc. (a)	18,597	1,218,847

		12,079,989

Gas Utilities—0.9%
Chesapeake Utilities Corp.	4,498	231,602
Laclede Group, Inc. (The)	16,259	742,386

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
New Jersey Resources Corp.	21,933	$910,877
Northwest Natural Gas Co. (b)	14,144	600,837
Piedmont Natural Gas Co., Inc.	37,126	1,252,631
South Jersey Industries, Inc.	15,904	913,049
Southwest Gas Corp.	23,934	1,119,872
WGL Holdings, Inc.	25,114	1,085,427

		6,856,681

Health Care Equipment & Supplies—3.2%
Abaxis, Inc.	12,234	581,237
ABIOMED, Inc. (a) (b)	19,803	426,953
Accuray, Inc. (a) (b)	37,218	213,631
Align Technology, Inc. (a) (b)	38,046	1,409,224
Analogic Corp.	6,542	476,454
AngioDynamics, Inc. (a)	13,423	151,411
Anika Therapeutics, Inc. (a)	7,087	120,479
Antares Pharma, Inc. (a) (b)	58,477	243,264
ArthroCare Corp. (a)	14,508	500,961
AtriCure, Inc. (a)	10,769	102,306
Atrion Corp.	874	191,153
Cantel Medical Corp.	10,416	352,790
Cardiovascular Systems, Inc. (a)	10,949	232,119
Cerus Corp. (a) (b)	38,358	169,542
CONMED Corp.	14,206	443,795
CryoLife, Inc.	17,220	107,797
Cyberonics, Inc. (a)	14,671	762,305
Cynosure, Inc. - Class A (a)	9,127	237,119
Derma Sciences, Inc. (a) (b)	7,275	97,121
DexCom, Inc. (a)	35,316	792,844
Endologix, Inc. (a)	29,672	394,044
Exactech, Inc. (a)	5,322	105,110
GenMark Diagnostics, Inc. (a)	15,552	160,808
Globus Medical, Inc. - Class A (a)	27,849	469,534
Greatbatch, Inc. (a)	12,931	424,007
Haemonetics Corp. (a)	26,522	1,096,685
HeartWare International, Inc. (a) (b)	8,570	815,093
ICU Medical, Inc. (a)	6,398	461,040
Insulet Corp. (a)	27,643	868,267
Integra LifeSciences Holdings Corp. (a) (b)	10,937	400,622
Invacare Corp.	15,930	228,755
MAKO Surgical Corp. (a) (b)	19,333	232,963
Masimo Corp. (b)	26,648	564,938
Meridian Bioscience, Inc. (b)	22,552	484,868
Merit Medical Systems, Inc. (a)	21,638	241,264
Natus Medical, Inc. (a)	16,472	224,843
Navidea Biopharmaceuticals, Inc. (a) (b)	32,875	87,776
Neogen Corp. (a)	11,886	660,386
NuVasive, Inc. (a)	22,552	559,064
NxStage Medical, Inc. (a)	30,508	435,654
OraSure Technologies, Inc. (a)	29,491	114,425
Orthofix International NV (a)	9,598	258,186
PhotoMedex, Inc. (a) (b)	8,374	133,482
Quidel Corp. (a)	13,903	354,944
RTI Biologics, Inc. (a)	32,270	121,335
Solta Medical, Inc. (a)	40,280	91,838
Spectranetics Corp. (a)	21,548	402,517

Health Care Equipment & Supplies—(Continued)
Staar Surgical Co. (a)	19,419	$197,103
STERIS Corp.	29,805	1,278,038
SurModics, Inc. (a)	6,337	126,803
Symmetry Medical, Inc. (a)	21,060	177,325
TearLab Corp. (a)	13,828	146,853
Thoratec Corp. (a)	28,903	904,953
Tornier NV (a)	13,588	237,790
Unilife Corp. (a) (b)	51,606	163,591
Utah Medical Products, Inc.	1,867	101,378
Vascular Solutions, Inc. (a)	9,953	146,409
Volcano Corp. (a)	27,732	502,781
West Pharmaceutical Services, Inc.	16,957	1,191,399
Wright Medical Group, Inc. (a)	20,337	533,033

		23,712,409

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc. (a) (b)	17,958	593,871
Accretive Health, Inc. (a) (b)	30,305	327,597
Air Methods Corp. (b)	20,526	695,421
Almost Family, Inc.	4,862	92,378
Amedisys, Inc. (a)	18,591	216,027
AMN Healthcare Services, Inc. (a)	23,983	343,436
Amsurg Corp. (a)	15,497	543,945
Assisted Living Concepts, Inc. - Class A (a)	10,628	127,111
Bio-Reference Labs, Inc. (a) (b)	12,716	365,585
BioScrip, Inc. (a)	29,688	489,852
Capital Senior Living Corp. (a)	14,260	340,814
Centene Corp. (a)	26,880	1,410,125
Chemed Corp. (b)	9,179	664,835
Chindex International, Inc. (a)	7,045	114,270
Corvel Corp. (a)	7,840	229,477
Emeritus Corp. (a)	20,542	476,163
Ensign Group, Inc. (The)	9,427	332,019
ExamWorks Group, Inc. (a) (b)	14,017	297,581
Five Star Quality Care, Inc. (a)	25,265	141,737
Gentiva Health Services, Inc. (a)	16,117	160,525
Hanger, Inc. (a)	17,356	548,970
HealthSouth Corp. (a)	45,134	1,299,859
Healthways, Inc. (a)	18,606	323,372
IPC The Hospitalist Co., Inc. (a)	9,377	481,603
Kindred Healthcare, Inc. (a)	29,215	383,593
Landauer, Inc.	5,165	249,521
LHC Group, Inc. (a)	8,340	163,297
Magellan Health Services, Inc. (a)	13,774	772,446
Molina Healthcare, Inc. (a) (b)	14,027	521,524
MWI Veterinary Supply, Inc. (a)	6,571	809,810
National Healthcare Corp.	5,246	250,759
National Research Corp. - Class A (a)	5,522	99,396
Owens & Minor, Inc.	31,521	1,066,355
PharMerica Corp. (a)	17,146	237,644
Providence Service Corp. (The) (a)	4,943	143,792
Select Medical Holdings Corp.	25,554	209,543
Team Health Holdings, Inc. (a)	34,473	1,415,806
Triple-S Management Corp. - Class B (a)	12,074	259,229
U.S. Physical Therapy, Inc.	6,011	166,144
Universal American Corp.	20,509	182,325

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Vanguard Health Systems, Inc. (a)	16,940	$351,336
WellCare Health Plans, Inc. (a)	22,057	1,225,266

		19,124,359

Health Care Technology—0.8%
athenahealth, Inc. (a) (b)	18,964	1,606,630
Computer Programs & Systems, Inc. (b)	5,856	287,764
Greenway Medical Technologies (a)	8,107	100,040
HealthStream, Inc. (a)	10,052	254,517
HMS Holdings Corp. (a)	44,959	1,047,545
MedAssets, Inc. (a)	31,309	555,422
Medidata Solutions, Inc. (a)	13,385	1,036,668
Merge Healthcare, Inc. (a)	29,111	104,800
Omnicell, Inc. (a)	16,926	347,829
Quality Systems, Inc.	20,268	379,214
Vocera Communications, Inc. (a)	11,244	165,287

		5,885,716

Hotels, Restaurants & Leisure—2.8%
AFC Enterprises, Inc. (a)	12,829	461,074
Ameristar Casinos, Inc.	16,695	438,912
Biglari Holdings, Inc. (a)	605	248,292
BJ’s Restaurants, Inc. (a) (b)	13,550	502,705
Bloomin’ Brands, Inc. (a)	27,840	692,659
Bob Evans Farms, Inc.	14,725	691,781
Boyd Gaming Corp. (a)	29,447	332,751
Bravo Brio Restaurant Group, Inc. (a)	9,979	177,826
Buffalo Wild Wings, Inc. (a) (b)	9,205	903,563
Caesars Entertainment Corp. (a) (b)	17,291	236,887
CEC Entertainment, Inc.	9,410	386,186
Cheesecake Factory, Inc. (The)	26,099	1,093,287
Churchill Downs, Inc.	6,465	509,765
Chuy’s Holdings, Inc. (a)	8,272	317,148
Cracker Barrel Old Country Store, Inc.	9,457	895,200
Del Frisco’s Restaurant Group, Inc. (a)	5,668	121,352
Denny’s Corp. (a)	36,153	203,180
DineEquity, Inc.	8,015	551,993
Fiesta Restaurant Group, Inc. (a)	10,088	346,926
International Speedway Corp. - Class A	15,258	480,169
Interval Leisure Group, Inc.	21,655	431,368
Isle of Capri Casinos, Inc. (a)	12,196	91,470
Jack in the Box, Inc. (a)	22,716	892,512
Jamba, Inc. (a)	7,943	118,589
Krispy Kreme Doughnuts, Inc. (a)	33,031	576,391
Life Time Fitness, Inc. (a) (b)	22,025	1,103,673
Luby’s, Inc. (a)	11,324	95,688
Marcus Corp.	11,702	148,849
Marriott Vacations Worldwide Corp. (a)	14,288	617,813
Morgans Hotel Group Co. (a)	12,602	101,572
Multimedia Games Holding Co., Inc. (a)	15,847	413,131
Orient-Express Hotels, Ltd. - Class A (a)	52,036	632,758
Papa John’s International, Inc. (a)	7,508	490,798
Pinnacle Entertainment, Inc. (a)	30,820	606,229
Red Robin Gourmet Burgers, Inc. (a)	6,610	364,740
Ruby Tuesday, Inc. (a)	26,163	241,484
Ruth’s Hospitality Group, Inc.	17,912	216,198

Hotels, Restaurants & Leisure—(Continued)
Scientific Games Corp. - Class A (a)	22,727	$255,679
SHFL Entertainment, Inc. (a)	29,393	520,550
Sonic Corp. (a)	27,410	399,090
Speedway Motorsports, Inc. (b)	7,078	123,157
Texas Roadhouse, Inc.	30,437	761,534
Town Sports International Holdings, Inc.	12,656	136,305
Vail Resorts, Inc.	18,297	1,125,631
WMS Industries, Inc. (a)	26,391	673,234

		20,730,099

Household Durables—1.1%
American Greetings Corp. - Class A	14,950	272,389
Bassett Furniture Industries, Inc.	6,778	105,262
Beazer Homes USA, Inc. (a) (b)	13,700	240,024
Cavco Industries, Inc. (a)	3,006	151,653
CSS Industries, Inc.	4,201	104,731
Ethan Allen Interiors, Inc.	12,159	350,179
Helen of Troy, Ltd. (a)	16,965	650,947
Hooker Furniture Corp.	6,393	103,950
Hovnanian Enterprises, Inc. - Class A (a) (b)	56,064	314,519
iRobot Corp. (a) (b)	14,746	586,448
KB Home	43,434	852,609
La-Z-Boy, Inc.	26,643	540,054
Libbey, Inc. (a)	10,247	245,621
M/I Homes, Inc. (a)	12,868	295,449
MDC Holdings, Inc.	19,869	645,941
Meritage Homes Corp. (a)	18,168	787,765
NACCO Industries, Inc. - Class A	3,117	178,542
Ryland Group, Inc. (The)	23,149	928,275
Standard Pacific Corp. (a) (b)	74,682	622,101
TRI Pointe Homes, Inc. (a) (b)	9,540	158,173
Universal Electronics, Inc. (a)	7,461	209,878
William Lyon Homes - Class A (a)	6,939	174,932
Zagg, Inc. (a)	16,727	89,490

		8,608,932

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	23,384	161,350
Harbinger Group, Inc. (a)	12,161	91,694
Orchids Paper Products Co.	3,206	84,157
Spectrum Brands Holdings, Inc.	11,034	627,504
WD-40 Co.	8,351	454,962

		1,419,667

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp. (b)	65,639	258,618
Dynegy, Inc. (a)	52,110	1,175,080
Ormat Technologies, Inc. (b)	9,298	218,689

		1,652,387

Industrial Conglomerates—0.1%
Raven Industries, Inc.	18,658	559,367

Insurance—2.3%
Ambac Financial Group, Inc. (a)	24,585	585,860
American Equity Investment Life Holding Co.	31,130	488,741

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
American Safety Insurance Holdings, Ltd. (a)	5,779	$167,302
AMERISAFE, Inc.	9,298	301,162
Amtrust Financial Services, Inc. (b)	14,123	504,191
Argo Group International Holdings, Ltd.	13,774	583,880
Baldwin & Lyons, Inc. - Class B	4,133	100,349
Citizens, Inc. (a)	22,172	132,589
CNO Financial Group, Inc.	111,424	1,444,055
eHealth, Inc. (a)	9,723	220,907
Employers Holdings, Inc.	16,380	400,491
Enstar Group, Ltd. (a)	4,820	640,964
FBL Financial Group, Inc. - Class A	4,790	208,413
First American Financial Corp.	55,676	1,227,099
Global Indemnity plc (a)	6,518	153,499
Greenlight Capital Re, Ltd. - Class A (a) (b)	15,207	373,028
HCI Group, Inc.	4,183	128,502
Hilltop Holdings, Inc. (a)	31,522	516,961
Horace Mann Educators Corp.	21,022	512,516
Infinity Property & Casualty Corp.	5,597	334,477
Maiden Holdings, Ltd.	26,833	301,066
Meadowbrook Insurance Group, Inc.	26,803	215,228
Montpelier Re Holdings, Ltd.	23,800	595,238
National Financial Partners Corp. (a)	19,774	500,480
National Interstate Corp.	3,464	101,322
National Western Life Insurance Co. - Class A	1,212	230,098
Navigators Group, Inc. (The) (a)	5,301	302,369
OneBeacon Insurance Group, Ltd. - Class A	11,496	166,462
Phoenix Cos., Inc. (The) (a)	3,332	143,276
Platinum Underwriters Holdings, Ltd.	15,738	900,528
Primerica, Inc.	28,650	1,072,656
RLI Corp.	10,251	783,279
Safety Insurance Group, Inc.	6,815	330,596
Selective Insurance Group, Inc.	28,514	656,392
State Auto Financial Corp.	7,940	144,270
Stewart Information Services Corp.	11,286	295,580
Symetra Financial Corp.	41,392	661,858
Tower Group International, Ltd.	29,112	597,087
United Fire Group, Inc.	9,732	241,645
Universal Insurance Holdings, Inc.	16,046	113,606

		17,378,022

Internet & Catalog Retail—0.4%
1-800-Flowers.com, Inc. - Class A (a)	15,160	93,840
Blue Nile, Inc. (a) (b)	6,605	249,537
HSN, Inc.	16,833	904,269
Nutrisystem, Inc. (b)	14,262	168,006
Orbitz Worldwide, Inc. (a)	12,989	104,302
Overstock.com, Inc. (a) (b)	6,499	183,272
PetMed Express, Inc. (b)	11,281	142,141
Shutterfly, Inc. (a)	19,128	1,067,151
Valuevision Media, Inc. - Class A (a)	21,040	107,514
Vitacost.com, Inc. (a) (b)	11,667	98,586

		3,118,618

Internet Software & Services—2.8%
Active Network, Inc. (The) (a) (b)	28,416	215,109
Angie’s List, Inc. (a)	21,237	563,842

Internet Software & Services—(Continued)
Bankrate, Inc. (a)	24,648	$353,945
Bazaarvoice, Inc. (a)	25,119	236,621
Blucora, Inc. (a)	20,338	377,067
Brightcove, Inc. (a)	15,258	133,660
comScore, Inc. (a)	18,978	462,873
Constant Contact, Inc. (a)	15,503	249,133
Cornerstone OnDemand, Inc. (a)	20,352	881,038
CoStar Group, Inc. (a)	14,518	1,873,838
DealerTrack Holdings, Inc. (a)	21,188	750,691
Demand Media, Inc. (a)	16,365	98,190
Demandware, Inc. (a)	8,273	350,858
Dice Holdings, Inc. (a) (b)	16,579	152,693
Digital River, Inc. (a)	20,871	391,749
E2open, Inc. (a)	7,997	139,948
EarthLink, Inc.	52,967	328,925
Envestnet, Inc. (a)	11,705	287,943
ExactTarget, Inc. (a)	21,643	729,802
Global Eagle Entertainment, Inc. (a)	15,863	159,582
Internap Network Services Corp. (a)	29,790	246,363
IntraLinks Holdings, Inc. (a)	17,190	124,799
j2 Global, Inc. (b)	23,025	978,793
Keynote Systems, Inc.	7,753	153,199
Liquidity Services, Inc. (a) (b)	12,493	433,132
LivePerson, Inc. (a) (b)	29,330	262,650
LogMeIn, Inc. (a)	11,813	288,946
Market Leader, Inc. (a)	12,627	135,109
Marketo, Inc. (a)	5,558	138,227
Millennial Media, Inc. (a)	18,853	164,210
Monster Worldwide, Inc. (a) (b)	48,359	237,443
Move, Inc. (a)	21,815	279,668
NIC, Inc.	33,146	547,903
OpenTable, Inc. (a)	11,004	703,706
Perficient, Inc. (a)	17,369	231,702
QuinStreet, Inc. (a)	18,139	156,540
RealNetworks, Inc. (a)	11,617	87,825
Responsys, Inc. (a)	19,337	276,712
SciQuest, Inc. (a)	11,789	295,314
Shutterstock, Inc. (a) (b)	3,831	213,693
SPS Commerce, Inc. (a)	7,681	422,455
Stamps.com, Inc. (a)	5,874	231,377
support.com, Inc. (a)	27,508	125,712
Travelzoo, Inc. (a)	3,283	89,495
Trulia, Inc. (a) (b)	12,308	382,656
United Online, Inc.	48,001	363,848
Unwired Planet, Inc. (a)	10,372	20,225
ValueClick, Inc. (a)	39,386	972,047
VistaPrint NV (a) (b)	16,340	806,706
Vocus, Inc. (a) (b)	11,209	117,919
Web.com Group, Inc. (a)	21,320	545,792
WebMD Health Corp. (a)	17,873	524,930
XO Group, Inc. (a)	17,057	191,038
Xoom Corp. (a)	4,089	93,720
Yelp, Inc. (a)	15,146	526,626
Zillow, Inc. - Class A (a) (b)	10,548	593,852
Zix Corp. (a)	18,133	76,703

		20,778,542

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.9%
Acxiom Corp. (a)	38,524	$873,724
Blackhawk Network Holdings, Inc. (a)	7,996	185,507
CACI International, Inc. - Class A (a) (c)	11,906	755,912
Cardtronics, Inc. (a)	23,495	648,462
Cass Information Systems, Inc. (b)	5,928	273,281
CIBER, Inc. (a)	26,733	89,288
Computer Task Group, Inc.	8,399	192,925
Convergys Corp.	52,369	912,792
CSG Systems International, Inc. (a)	18,310	397,327
EPAM Systems, Inc. (a)	11,290	306,862
Euronet Worldwide, Inc. (a)	23,814	758,714
EVERTEC, Inc. (a)	17,017	373,864
ExlService Holdings, Inc. (a)	16,429	485,641
Forrester Research, Inc.	5,782	212,142
Global Cash Access Holdings, Inc. (a)	35,379	221,473
Heartland Payment Systems, Inc. (b)	18,289	681,265
Higher One Holdings, Inc. (a) (b)	15,855	184,552
iGATE Corp. (a)	16,029	263,196
Lionbridge Technologies, Inc. (a)	6,804	19,732
Mantech International Corp. - Class A (b)	12,440	324,933
MAXIMUS, Inc.	17,177	1,279,343
MoneyGram International, Inc. (a)	11,813	267,564
PRGX Global, Inc. (a)	15,346	84,250
Sapient Corp. (a)	55,778	728,461
ServiceSource International, Inc. (a)	30,987	288,799
Sykes Enterprises, Inc. (a)	20,461	322,465
Syntel, Inc.	7,981	501,765
TeleTech Holdings, Inc. (a)	10,669	249,975
Unisys Corp. (a)	22,919	505,822
Virtusa Corp. (a)	9,199	203,850
WEX, Inc. (a)	19,452	1,491,968

		14,085,854

Leisure Equipment & Products—0.5%
Arctic Cat, Inc.	6,783	305,099
Black Diamond, Inc. (a) (b)	10,974	103,156
Brunswick Corp.	46,462	1,484,461
Callaway Golf Co.	35,357	232,649
JAKKS Pacific, Inc.	10,453	117,596
LeapFrog Enterprises, Inc. (a) (b)	32,500	319,800
Nautilus, Inc. (a)	16,328	141,890
Smith & Wesson Holding Corp. (a) (b)	32,012	319,480
Steinway Musical Instruments, Inc. (a) (b)	3,417	103,979
Sturm Ruger & Co., Inc. (b)	10,261	492,939

		3,621,049

Life Sciences Tools & Services—0.4%
Affymetrix, Inc. (a) (c)	41,239	183,101
Albany Molecular Research, Inc. (a)	12,484	148,185
Cambrex Corp. (a)	15,180	212,065
Fluidigm Corp. (a)	15,780	275,519
Furiex Pharmaceuticals, Inc. (a)	3,553	121,051
Luminex Corp. (a)	18,464	380,543
PAREXEL International Corp. (a)	29,416	1,351,371
Sequenom, Inc. (a) (b)	62,512	263,175

		2,935,010

Machinery—3.0%
Accuride Corp. (a) (b)	10,529	$53,277
Actuant Corp. - Class A	36,050	1,188,569
Alamo Group, Inc.	3,532	144,176
Albany International Corp. - Class A	15,229	502,252
Altra Holdings, Inc.	14,458	395,860
American Railcar Industries, Inc.	5,478	183,568
Ampco-Pittsburgh Corp.	4,489	84,259
Astec Industries, Inc.	10,141	347,735
Barnes Group, Inc.	28,216	846,198
Blount International, Inc. (a)	25,829	305,299
Briggs & Stratton Corp.	25,255	500,049
Chart Industries, Inc. (a)	15,397	1,448,704
CIRCOR International, Inc.	9,435	479,864
CLARCOR, Inc.	24,718	1,290,527
Columbus McKinnon Corp. (a)	11,301	240,937
Commercial Vehicle Group, Inc. (a)	13,330	99,442
Douglas Dynamics, Inc.	9,877	128,203
Dynamic Materials Corp.	7,259	119,846
Energy Recovery, Inc. (a) (b)	6,658	27,498
EnPro Industries, Inc. (a) (b)	11,049	560,847
ESCO Technologies, Inc.	13,728	444,513
ExOne Co. (The) (a) (b)	3,282	202,565
Federal Signal Corp. (a)	25,524	223,335
Flow International Corp. (a)	5,255	19,391
FreightCar America, Inc.	7,047	119,729
Gorman-Rupp Co. (The)	8,265	263,158
Graham Corp.	5,399	162,132
Greenbrier Cos., Inc. (a)	12,392	301,993
Hardinge, Inc.	6,225	92,006
Hurco Cos., Inc.	3,337	96,005
Hyster-Yale Materials Handling, Inc.	4,970	312,066
John Bean Technologies Corp.	15,202	319,394
Kadant, Inc.	6,825	205,910
Kaydon Corp.	17,495	481,987
LB Foster Co. - Class A	5,476	236,399
Lindsay Corp. (b)	6,769	507,540
Lydall, Inc. (a)	9,530	139,138
Meritor, Inc. (a)	50,463	355,764
Met-Pro Corp. (b)	8,159	109,657
Middleby Corp. (a)	9,300	1,581,837
Miller Industries, Inc.	6,185	95,125
Mueller Industries, Inc.	14,168	714,492
Mueller Water Products, Inc. - Class A	75,641	522,679
NN, Inc.	9,533	108,772
Proto Labs, Inc. (a) (b)	8,580	557,443
RBC Bearings, Inc. (a)	11,531	599,035
Rexnord Corp. (a)	16,151	272,144
Standex International Corp.	6,755	356,326
Sun Hydraulics Corp.	10,558	330,254
Tecumseh Products Co. - Class A (a)	9,711	106,141
Tennant Co.	8,708	420,335
Titan International, Inc. (b)	27,896	470,606
Trimas Corp. (a)	19,912	742,319
Twin Disc, Inc.	4,666	110,584
Wabash National Corp. (a) (b)	36,570	372,283
Watts Water Technologies, Inc. - Class A	14,669	665,092
Woodward, Inc.	33,684	1,347,360

		22,912,619

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—0.1%
Matson, Inc.	21,468	$536,700

Media—1.4%
Arbitron, Inc.	12,771	593,213
Belo Corp. - Class A	52,205	728,260
Carmike Cinemas, Inc. (a)	9,982	193,251
Central European Media Enterprises, Ltd. - Class A (a)	40,373	133,635
Cumulus Media, Inc. - Class A (a) (b)	32,584	110,460
Dex Media, Inc. (a)	11,472	201,563
Digital Generation, Inc. (a) (b)	6,213	45,790
Entercom Communications Corp. - Class A (a) (b)	14,538	137,239
Entravision Communications Corp. - Class A	29,645	182,317
EW Scripps Co. - Class A (a)	16,943	263,972
Fisher Communications, Inc.	4,139	170,030
Gray Television, Inc. (a)	26,074	187,733
Harte-Hanks, Inc.	19,287	165,868
Journal Communications, Inc. - Class A (a)	24,659	184,696
LIN TV Corp. - Class A (a)	13,160	201,348
Live Nation Entertainment, Inc. (a)	70,048	1,085,744
Loral Space & Communications, Inc.	6,669	400,007
MDC Partners, Inc. - Class A	12,989	234,321
Media General, Inc. - Class A (a)	10,457	115,341
Meredith Corp. (b)	17,211	820,965
National CineMedia, Inc.	28,435	480,267
New York Times Co. (The) - Class A (a) (b)	63,935	707,121
Nexstar Broadcasting Group, Inc. - Class A	14,830	525,872
Rentrak Corp. (a)	5,237	105,107
Saga Communications, Inc. - Class A	2,853	130,981
Scholastic Corp.	14,077	412,315
Sinclair Broadcast Group, Inc. - Class A	34,322	1,008,380
Valassis Communications, Inc. (b)	20,868	513,144
World Wrestling Entertainment, Inc. - Class A (b)	13,534	139,535

		10,178,475

Metals & Mining—1.2%
AK Steel Holding Corp. (a) (b)	45,990	139,810
Allied Nevada Gold Corp. (a)	53,266	345,164
AM Castle & Co. (a)	9,250	145,780
AMCOL International Corp.	14,133	447,875
Century Aluminum Co. (a)	26,722	247,980
Coeur Mining, Inc. (a)	52,874	703,224
Commercial Metals Co.	58,786	868,269
Globe Specialty Metals, Inc.	33,146	360,297
Gold Resource Corp. (b)	17,156	149,429
Haynes International, Inc.	6,653	318,479
Hecla Mining Co. (b)	148,879	443,659
Horsehead Holding Corp. (a)	24,392	312,462
Kaiser Aluminum Corp.	9,031	559,380
Materion Corp.	10,677	289,240
Molycorp, Inc. (a)	63,268	392,262
Olympic Steel, Inc.	4,963	121,593
RTI International Metals, Inc. (a)	16,034	444,302
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	316,308

Metals & Mining—(Continued)
Stillwater Mining Co. (a)	61,243	$657,750
SunCoke Energy, Inc. (a)	37,652	527,881
U.S. Silica Holdings, Inc. (b)	11,101	230,679
Universal Stainless & Alloy (a)	4,303	126,852
Walter Energy, Inc.	32,001	332,810
Worthington Industries, Inc.	26,842	851,160

		9,332,645

Multi-Utilities—0.4%
Avista Corp.	30,460	823,029
Black Hills Corp.	23,069	1,124,614
NorthWestern Corp.	19,221	766,918

		2,714,561

Multiline Retail—0.2%
Bon-Ton Stores, Inc. (The) (b)	7,354	132,740
Fred’s, Inc. - Class A	17,147	265,607
Saks, Inc. (a) (b)	53,161	725,116
Tuesday Morning Corp. (a)	24,016	249,046

		1,372,509

Oil, Gas & Consumable Fuels—3.2%
Abraxas Petroleum Corp. (a) (b)	7,545	15,845
Alon USA Energy, Inc.	12,159	175,819
Alpha Natural Resources, Inc. (a)	111,628	584,931
Approach Resources, Inc. (a) (b)	17,593	432,260
Arch Coal, Inc.	91,193	344,710
Berry Petroleum Co. - Class A	27,109	1,147,253
Bill Barrett Corp. (a) (b)	24,966	504,813
Bonanza Creek Energy, Inc. (a)	14,894	528,141
BPZ Resources, Inc. (a) (b)	7,500	13,425
Carrizo Oil & Gas, Inc. (a)	20,013	566,968
Clayton Williams Energy, Inc. (a)	3,222	140,157
Clean Energy Fuels Corp. (a) (b)	35,238	465,142
Cloud Peak Energy, Inc. (a)	31,583	520,488
Comstock Resources, Inc.	24,676	388,153
Contango Oil & Gas Co.	6,514	219,848
Crosstex Energy, Inc.	24,128	476,769
Delek U.S. Holdings, Inc.	18,779	540,460
Diamondback Energy, Inc. (a)	9,479	315,840
Emerald Oil, Inc. (a)	14,869	102,001
Endeavour International Corp. (a) (b)	27,855	106,963
Energy XXI Bermuda, Ltd.	41,757	926,170
EPL Oil & Gas, Inc. (a)	15,648	459,425
Evolution Petroleum Corp. (a)	9,398	102,532
EXCO Resources, Inc.	68,713	524,967
Forest Oil Corp. (a) (b)	62,998	257,662
FX Energy, Inc. (a) (b)	29,231	93,832
GasLog, Ltd.	14,308	183,142
Gastar Exploration, Ltd. (a)	33,900	90,513
Goodrich Petroleum Corp. (a)	13,200	168,960
Green Plains Renewable Energy, Inc. (a)	14,691	195,684
Halcon Resources Corp. (a) (b)	104,585	592,997
KiOR, Inc. - Class A (a)	23,304	133,066
Knightsbridge Tankers, Ltd.	13,531	99,588

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Kodiak Oil & Gas Corp. (a) (b)	137,587	$1,223,148
Magnum Hunter Resources Corp. (a) (b)	79,270	289,336
Matador Resources Co. (a)	25,377	304,016
Midstates Petroleum Co., Inc. (a)	14,330	77,525
Nordic American Tankers, Ltd. (b)	32,862	248,765
Northern Oil and Gas, Inc. (a) (b)	32,713	436,391
Panhandle Oil and Gas, Inc. - Class A (b)	3,108	88,578
PDC Energy, Inc. (a)	15,954	821,312
Penn Virginia Corp. (a)	25,144	118,177
PetroQuest Energy, Inc. (a)	28,823	114,139
Quicksilver Resources, Inc. (a) (b)	16,475	27,678
Renewable Energy Group, Inc. (a)	11,111	158,110
Rentech, Inc.	83,002	174,304
Resolute Energy Corp. (a)	32,333	258,017
REX American Resources Corp. (a)	3,383	97,329
Rex Energy Corp. (a)	22,443	394,548
Rosetta Resources, Inc. (a)	31,179	1,325,731
Sanchez Energy Corp. (a) (b)	14,531	333,632
Scorpio Tankers, Inc.	81,481	731,699
SemGroup Corp. - Class A	21,575	1,162,030
Ship Finance International, Ltd.	23,811	353,355
Solazyme, Inc. (a) (b)	24,576	288,031
Stone Energy Corp. (a)	25,118	553,350
Swift Energy Co. (a) (b)	22,073	264,655
Synergy Resources Corp. (a)	23,066	168,843
Targa Resources Corp.	16,514	1,062,346
Triangle Petroleum Corp. (a)	22,250	155,973
Ur- Energy, Inc. (a)	99,929	133,905
Vaalco Energy, Inc. (a)	28,122	160,858
W&T Offshore, Inc. (b)	18,499	264,351
Warren Resources, Inc. (a)	41,839	106,689
Western Refining, Inc. (b)	28,188	791,237

		24,106,582

Paper & Forest Products—0.8%
Boise Cascade Co. (a) (b)	7,824	198,808
Buckeye Technologies, Inc.	21,132	782,729
Clearwater Paper Corp. (a)	11,093	522,036
Deltic Timber Corp.	6,001	346,978
KapStone Paper and Packaging Corp.	21,154	849,968
Louisiana-Pacific Corp. (a)	69,384	1,026,189
Neenah Paper, Inc.	7,745	246,059
PH Glatfelter Co.	21,278	534,078
Resolute Forest Products, Inc. (a)	33,917	446,687
Schweitzer-Mauduit International, Inc.	16,308	813,443
Wausau Paper Corp.	23,588	268,903

		6,035,878

Personal Products—0.3%
Elizabeth Arden, Inc. (a)	13,201	594,969
Female Health Co. (The)	11,048	108,933
Inter Parfums, Inc.	8,191	233,607
Lifevantage Corp. (a)	78,680	182,538
Medifast, Inc. (a)	7,275	187,404
Nature’s Sunshine Products, Inc.	5,787	94,618
Nutraceutical International Corp.	5,375	109,865

Personal Products—(Continued)
Prestige Brands Holdings, Inc. (a)	26,054	$759,214
Revlon, Inc. - Class A (a)	6,172	136,154
Star Scientific, Inc. (a) (b)	18,386	25,557
USANA Health Sciences, Inc. (a) (b)	2,893	209,395

		2,642,254

Pharmaceuticals—1.3%
AcelRx Pharmaceuticals, Inc. (a)	11,628	107,792
Akorn, Inc. (a)	28,175	380,926
Ampio Pharmaceuticals, Inc. (a)	15,689	90,526
Auxilium Pharmaceuticals, Inc. (a)	24,788	412,224
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	74,656	343,418
Cadence Pharmaceuticals, Inc. (a)	28,947	197,419
Depomed, Inc. (a)	31,001	173,916
Endocyte, Inc. (a) (b)	16,647	218,575
Hi-Tech Pharmacal Co., Inc.	6,764	224,565
Impax Laboratories, Inc. (a)	33,899	676,285
Lannett Co., Inc. (a)	9,646	114,884
Medicines Co. (The) (a)	29,350	902,806
Nektar Therapeutics (a)	61,506	710,394
Optimer Pharmaceuticals, Inc. (a) (b)	25,010	361,895
Pacira Pharmaceuticals, Inc. (a) (b)	14,109	409,161
Questcor Pharmaceuticals, Inc.	26,072	1,185,233
Repros Therapeutics, Inc. (a) (b)	8,726	160,995
Sagent Pharmaceuticals, Inc. (a)	8,833	185,316
Santarus, Inc. (a)	27,255	573,718
Sciclone Pharmaceuticals, Inc. (a)	31,065	154,082
TherapeuticsMD, Inc. (a)	55,042	166,777
ViroPharma, Inc. (a)	32,748	938,230
Vivus, Inc. (a) (b)	52,768	663,821
XenoPort, Inc. (a) (b)	20,130	99,643

		9,452,601

Professional Services—1.3%
Acacia Research Corp.	26,332	588,520
Advisory Board Co. (The) (a)	18,149	991,843
Barrett Business Services, Inc.	3,901	203,671
CBIZ, Inc. (a)	20,130	135,072
CDI Corp.	7,746	109,683
Corporate Executive Board Co. (The)	17,121	1,082,390
CRA International, Inc. (a)	6,362	117,506
Exponent, Inc.	7,150	422,637
FTI Consulting, Inc. (a)	19,552	643,065
GP Strategies Corp. (a)	8,646	205,948
Heidrick & Struggles International, Inc.	9,634	161,080
Huron Consulting Group, Inc. (a)	11,680	540,083
ICF International, Inc. (a)	10,002	315,163
Insperity, Inc.	12,162	368,509
Kelly Services, Inc. - Class A	14,944	261,072
Kforce, Inc.	12,290	179,434
Korn/Ferry International (a)	24,691	462,709
Mistras Group, Inc. (a)	8,222	144,543
Navigant Consulting, Inc. (a)	27,414	328,968
Odyssey Marine Exploration, Inc. (a) (b)	34,854	103,168
On Assignment, Inc. (a)	22,889	611,594
Pendrell Corp. (a)	48,914	128,155

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Resources Connection, Inc.	20,687	$239,969
RPX Corp. (a)	16,455	276,444
TrueBlue, Inc. (a)	19,573	412,012
VSE Corp.	2,185	89,738
WageWorks, Inc. (a)	12,583	433,484

		9,556,460

Real Estate Investment Trusts—7.7%
Acadia Realty Trust	27,899	688,826
AG Mortgage Investment Trust, Inc.	14,345	269,829
Agree Realty Corp.	6,955	205,312
Alexander’s, Inc.	1,140	334,829
American Assets Trust, Inc.	17,413	537,365
American Capital Mortgage Investment Corp.	30,954	556,243
American Realty Capital Properties, Inc.	77,373	1,180,712
American Residential Properties, Inc. (a)	9,701	166,857
AmREIT, Inc.	8,595	166,227
Anworth Mortgage Asset Corp.	71,422	399,963
Apollo Commercial Real Estate Finance, Inc.	16,722	265,545
Apollo Residential Mortgage, Inc.	16,439	270,915
Armada Hoffler Properties, Inc.	13,909	163,848
ARMOUR Residential REIT, Inc. (b)	178,809	842,190
Ashford Hospitality Trust, Inc.	26,955	308,635
Associated Estates Realty Corp. (b)	26,435	425,075
Aviv REIT, Inc.	7,740	195,745
Campus Crest Communities, Inc.	33,908	391,298
CapLease, Inc. (b)	47,211	398,461
Capstead Mortgage Corp.	45,713	553,127
Cedar Realty Trust, Inc.	37,954	196,602
Chambers Street Properties	129,431	1,294,310
Chatham Lodging Trust	9,628	165,409
Chesapeake Lodging Trust	25,632	532,889
Colonial Properties Trust	45,983	1,109,110
Colony Financial, Inc. (b)	33,925	674,768
Coresite Realty Corp.	10,812	343,930
Cousins Properties, Inc.	54,643	551,894
CubeSmart	69,427	1,109,444
CyrusOne, Inc.	11,074	229,675
CYS Investments, Inc. (b)	92,035	847,642
DCT Industrial Trust, Inc.	142,805	1,021,056
DiamondRock Hospitality Co.	99,299	925,467
DuPont Fabros Technology, Inc. (b)	32,563	786,396
Dynex Capital, Inc. (b)	28,987	295,378
EastGroup Properties, Inc.	15,137	851,759
Education Realty Trust, Inc.	59,817	611,928
EPR Properties	23,416	1,177,122
Equity One, Inc.	30,429	688,608
Excel Trust, Inc.	23,675	303,277
FelCor Lodging Trust, Inc. (a)	52,581	310,754
First Industrial Realty Trust, Inc.	55,940	848,610
First Potomac Realty Trust	30,465	397,873
Franklin Street Properties Corp.	45,751	603,913
Geo Group, Inc. (The)	36,840	1,250,718
Getty Realty Corp.	13,375	276,194
Gladstone Commercial Corp. (b)	5,368	100,060
Glimcher Realty Trust	73,142	798,711
Government Properties Income Trust	27,626	696,728

Real Estate Investment Trusts—(Continued)
Gramercy Property Trust, Inc. (a) (b)	26,297	$118,337
Healthcare Realty Trust, Inc.	44,963	1,146,557
Hersha Hospitality Trust	102,691	579,177
Highwoods Properties, Inc.	40,796	1,452,746
Hudson Pacific Properties, Inc.	22,736	483,822
Inland Real Estate Corp.	40,919	418,192
Invesco Mortgage Capital, Inc. (b)	69,617	1,152,858
Investors Real Estate Trust	51,434	442,332
iStar Financial, Inc. (a) (b)	42,568	480,593
JAVELIN Mortgage Investment Corp.	7,464	105,168
Kite Realty Group Trust	42,124	254,008
LaSalle Hotel Properties	46,739	1,154,453
Lexington Realty Trust (b)	84,908	991,725
LTC Properties, Inc.	18,082	706,102
Medical Properties Trust, Inc.	77,720	1,112,950
Monmouth Real Estate Investment Corp. - Class A	21,915	216,301
MPG Office Trust, Inc. (a)	31,832	99,953
National Health Investors, Inc.	12,867	770,219
New Residential Investment Corp.	133,773	901,630
New York Mortgage Trust, Inc. (b)	34,441	233,166
NorthStar Realty Finance Corp.	101,514	923,777
One Liberty Properties, Inc.	6,290	138,128
Parkway Properties, Inc.	22,297	373,698
Pebblebrook Hotel Trust	31,889	824,331
Pennsylvania Real Estate Investment Trust	35,457	669,428
PennyMac Mortgage Investment Trust	31,188	656,507
Potlatch Corp.	19,472	787,448
PS Business Parks, Inc.	8,946	645,633
RAIT Financial Trust (b)	37,240	280,045
Ramco-Gershenson Properties Trust	31,310	486,244
Redwood Trust, Inc. (b)	42,013	714,221
Resource Capital Corp. (b)	65,666	403,846
Retail Opportunity Investments Corp.	34,893	485,013
RLJ Lodging Trust	63,634	1,431,129
Rouse Properties, Inc. (b)	12,233	240,011
Ryman Hospitality Properties (b)	22,239	867,543
Sabra Health Care REIT, Inc.	19,024	496,717
Saul Centers, Inc.	4,164	185,131
Select Income REIT	8,967	251,435
Silver Bay Realty Trust Corp. (b)	8,199	135,775
Sovran Self Storage, Inc.	15,414	998,673
Spirit Realty Capital, Inc. (b)	29,243	518,186
STAG Industrial, Inc.	21,343	425,793
Strategic Hotels & Resorts, Inc. (a)	95,154	843,064
Summit Hotel Properties, Inc.	30,097	284,417
Sun Communities, Inc.	17,119	851,841
Sunstone Hotel Investors, Inc. (a)	84,904	1,025,640
Terreno Realty Corp.	9,863	182,761
Universal Health Realty Income Trust	6,109	263,481
Urstadt Biddle Properties, Inc. - Class A	13,207	266,385
Washington Real Estate Investment Trust	31,994	860,959
Western Asset Mortgage Capital Corp. (b)	10,783	188,271
Whitestone REIT (b)	9,141	144,062
Winthrop Realty Trust	15,621	187,921

		58,179,030

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.3%
Alexander & Baldwin, Inc. (a)	21,692	$862,257
Altisource Residential Corp. (a)	15,563	259,747
AV Homes, Inc. (a)	5,295	93,880
Consolidated-Tomoka Land Co.	2,461	93,912
Forestar Group, Inc. (a)	19,634	393,858
Kennedy-Wilson Holdings, Inc.	26,036	433,239
Tejon Ranch Co. (a)	7,566	215,555
Thomas Properties Group, Inc. (b)	3,655	19,372

		2,371,820

Road & Rail—0.5%
Arkansas Best Corp.	13,889	318,753
Celadon Group, Inc.	9,437	172,225
Heartland Express, Inc.	20,340	282,116
Knight Transportation, Inc.	29,563	497,250
Marten Transport, Ltd.	13,224	207,220
Patriot Transportation Holding, Inc. (a)	3,479	104,509
Quality Distribution, Inc. (a)	11,883	105,046
Roadrunner Transportation Systems, Inc. (a)	7,684	213,923
Saia, Inc. (a)	11,835	354,695
Swift Transportation Co. (a)	41,048	678,934
Werner Enterprises, Inc. (b)	23,073	557,674
YRC Worldwide, Inc. (a)	4,870	140,012

		3,632,357

Semiconductors & Semiconductor Equipment—3.2%
Advanced Energy Industries, Inc. (a)	20,778	361,745
Ambarella, Inc. (a)	9,901	166,634
Amkor Technology, Inc. (a) (b)	28,687	120,772
ANADIGICS, Inc. (a)	5,752	12,654
Applied Micro Circuits Corp. (a)	32,651	287,329
ATMI, Inc. (a)	16,612	392,874
Axcelis Technologies, Inc. (a)	20,042	36,476
Brooks Automation, Inc.	36,289	353,092
Cabot Microelectronics Corp. (a)	12,507	412,856
Cavium, Inc. (a)	26,390	933,414
Ceva, Inc. (a)	13,754	266,277
Cirrus Logic, Inc. (a)	34,194	593,608
Cohu, Inc.	11,848	148,100
Cypress Semiconductor Corp. (a)	74,272	796,939
Diodes, Inc. (a)	18,315	475,641
DSP Group, Inc. (a)	13,186	109,576
Entegris, Inc. (a)	70,530	662,277
Entropic Communications, Inc. (a)	44,392	189,554
Exar Corp. (a) (c)	20,123	216,725
FormFactor, Inc. (a) (c)	27,182	183,479
GT Advanced Technologies, Inc. (a) (b)	65,230	270,705
Hittite Microwave Corp. (a)	16,228	941,224
Inphi Corp. (a)	10,615	116,765
Integrated Device Technology, Inc. (a)	71,201	565,336
Integrated Silicon Solution, Inc. (a)	14,137	154,942
International Rectifier Corp. (a)	36,726	769,042
Intersil Corp. - Class A	67,656	529,070
IXYS Corp.	13,771	152,307
Kopin Corp. (a)	34,528	128,099
Lattice Semiconductor Corp. (a)	61,578	312,200

Semiconductors & Semiconductor Equipment—(Continued)
LTX-Credence Corp. (a)	26,473	$158,573
MaxLinear, Inc. - Class A (a)	13,119	91,833
Micrel, Inc.	25,489	251,831
Microsemi Corp. (a)	47,110	1,071,752
MKS Instruments, Inc.	27,174	721,198
Monolithic Power Systems, Inc.	18,772	452,593
MoSys, Inc. (a)	20,074	80,697
Nanometrics, Inc. (a)	12,771	187,351
NeoPhotonics Corp. (a)	11,400	99,066
NVE Corp. (a)	2,605	121,966
OmniVision Technologies, Inc. (a)	26,397	492,304
PDF Solutions, Inc. (a)	13,439	247,681
Peregrine Semiconductor Corp. (a)	14,176	154,660
Pericom Semiconductor Corp. (a)	13,974	99,495
Photronics, Inc. (a)	30,362	244,718
PLX Technology, Inc. (a)	23,066	109,794
PMC - Sierra, Inc. (a)	103,361	656,342
Power Integrations, Inc.	14,941	606,007
Rambus, Inc. (a)	59,232	508,803
RF Micro Devices, Inc. (a)	144,045	770,641
Rudolph Technologies, Inc. (a)	18,288	204,826
Semtech Corp. (a)	34,355	1,203,456
Silicon Image, Inc. (a)	41,704	243,968
Spansion, Inc. - Class A (a)	26,069	326,384
SunEdison, Inc. (a)	124,410	1,016,430
SunPower Corp. (a) (b)	22,265	460,885
Supertex, Inc.	4,577	109,436
Tessera Technologies, Inc.	27,229	566,363
TriQuint Semiconductor, Inc. (a) (c)	89,840	622,591
Ultratech, Inc. (a)	13,618	500,053
Veeco Instruments, Inc. (a) (b)	20,425	723,453
Volterra Semiconductor Corp. (a)	14,930	210,812

		23,975,674

Software—3.9%
Accelrys, Inc. (a)	31,619	265,600
ACI Worldwide, Inc. (a)	21,027	977,335
Actuate Corp. (a)	24,071	159,831
Advent Software, Inc. (a)	16,892	592,233
American Software, Inc. - Class A	12,761	110,893
Aspen Technology, Inc. (a)	46,847	1,348,725
AVG Technologies NV (a)	12,487	242,872
Blackbaud, Inc.	24,124	785,719
Bottomline Technologies de, Inc. (a)	19,170	484,809
BroadSoft, Inc. (a)	14,701	405,748
Callidus Software, Inc. (a)	15,535	102,376
CommVault Systems, Inc. (a)	23,645	1,794,419
Comverse, Inc. (a)	11,872	353,311
Ebix, Inc. (b)	16,296	150,901
Ellie Mae, Inc. (a) (b)	13,561	312,988
EPIQ Systems, Inc.	17,942	241,679
ePlus, Inc.	2,282	136,669
Fair Isaac Corp.	17,395	797,213
FleetMatics Group plc (a)	8,467	281,358
Gerber Scientific, Inc. (a) (b) (d)	14,024	0
Guidewire Software, Inc. (a)	21,145	889,147

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Imperva, Inc. (a)	10,304	$464,092
Infoblox, Inc. (a)	25,308	740,512
Interactive Intelligence Group, Inc. (a)	7,901	407,692
Jive Software, Inc. (a) (b)	20,334	369,469
Manhattan Associates, Inc. (a)	9,835	758,869
Mentor Graphics Corp.	49,891	975,369
MicroStrategy, Inc. - Class A (a)	4,507	391,929
Model N, Inc. (a)	6,287	146,864
Monotype Imaging Holdings, Inc.	18,530	470,847
Netscout Systems, Inc. (a)	19,351	451,652
Pegasystems, Inc.	10,335	342,295
Progress Software Corp. (a)	29,256	673,181
Proofpoint, Inc. (a)	11,322	274,332
PROS Holdings, Inc. (a)	11,234	336,458
PTC, Inc. (a) (c)	59,054	1,448,595
QLIK Technologies, Inc. (a)	45,192	1,277,578
Qualys, Inc. (a)	8,124	130,959
Rally Software Development Corp. (a)	5,474	135,865
RealPage, Inc. (a) (b)	23,771	435,960
Rosetta Stone, Inc. (a)	6,211	91,550
Seachange International, Inc. (a)	15,237	178,425
Sourcefire, Inc. (a)	15,673	870,635
SS&C Technologies Holdings, Inc. (a)	29,343	965,385
Synchronoss Technologies, Inc. (a)	14,183	437,829
Take-Two Interactive Software, Inc. (a)	41,777	625,402
Tangoe, Inc. (a) (b)	15,994	246,787
TiVo, Inc. (a)	63,638	703,200
Tyler Technologies, Inc. (a)	15,387	1,054,779
Ultimate Software Group, Inc. (a)	13,861	1,625,757
VASCO Data Security International, Inc. (a)	15,031	124,908
Verint Systems, Inc. (a)	26,550	941,728
VirnetX Holding Corp. (a) (b)	22,272	445,217
Vringo, Inc. (a)	36,972	117,201

		29,095,147

Specialty Retail—3.3%
Aeropostale, Inc. (a)	41,826	577,199
America’s Car-Mart, Inc. (a)	3,580	154,799
ANN, Inc. (a)	23,136	768,115
Asbury Automotive Group, Inc. (a)	15,706	629,811
Barnes & Noble, Inc. (a)	20,590	328,616
bebe stores, Inc. (b)	19,159	107,482
Big 5 Sporting Goods Corp.	10,090	221,475
Body Central Corp. (a)	9,517	126,766
Brown Shoe Co., Inc.	23,566	507,376
Buckle, Inc. (The) (b)	13,338	693,843
Cato Corp. (The) - Class A	12,483	311,576
Children’s Place Retail Stores, Inc. (The) (a)	11,077	607,020
Christopher & Banks Corp. (a)	19,194	129,367
Citi Trends, Inc. (a)	8,551	124,246
Conn’s, Inc. (a)	11,320	585,923
Destination Maternity Corp.	7,452	183,319
Destination XL Group, Inc. (a)	13,134	83,270
Express, Inc. (a)	42,861	898,795
Finish Line, Inc. (The) - Class A	23,774	519,700
Five Below, Inc. (a)	16,534	607,790

Specialty Retail—(Continued)
Francesca’s Holdings Corp. (a) (b)	22,196	$616,827
Genesco, Inc. (a)	11,656	780,835
Group 1 Automotive, Inc. (b)	10,763	692,384
Haverty Furniture Cos., Inc.	10,391	239,097
hhgregg, Inc. (a) (b)	8,400	134,148
Hibbett Sports, Inc. (a) (b)	12,767	708,568
Jos A Bank Clothiers, Inc. (a) (b)	14,680	606,578
Kirkland’s, Inc. (a)	9,307	160,546
Lithia Motors, Inc. - Class A	11,200	597,072
Lumber Liquidators Holdings, Inc. (a)	13,856	1,078,967
MarineMax, Inc. (a)	12,696	143,846
Mattress Firm Holding Corp. (a)	6,132	247,120
Men’s Wearhouse, Inc. (The)	25,929	981,413
Monro Muffler Brake, Inc.	16,141	775,575
New York & Co., Inc. (a)	15,527	98,596
Office Depot, Inc. (a) (b)	124,358	481,265
OfficeMax, Inc.	45,653	467,030
Penske Automotive Group, Inc.	21,853	667,391
Pep Boys-Manny Moe & Jack (The) (a)	28,658	331,860
Pier 1 Imports, Inc.	47,516	1,116,151
RadioShack Corp. (a) (b)	29,700	93,852
Rent-A-Center, Inc.	28,995	1,088,762
Restoration Hardware Holdings, Inc. (a)	8,906	667,950
rue21, Inc. (a)	8,039	334,503
Sears Hometown and Outlet Stores, Inc. (a)	4,481	195,909
Select Comfort Corp. (a)	26,740	670,104
Shoe Carnival, Inc.	8,227	197,530
Sonic Automotive, Inc. - Class A	18,394	388,849
Stage Stores, Inc. (b)	16,362	384,507
Stein Mart, Inc.	15,504	211,630
Tile Shop Holdings, Inc. (a)	10,923	316,330
Tilly’s, Inc. - Class A (a)	5,397	86,352
Vitamin Shoppe, Inc. (a)	15,659	702,149
West Marine, Inc. (a)	8,963	98,593
Wet Seal, Inc. (The) - Class A (a)	34,199	161,077
Zale Corp. (a)	16,986	154,573
Zumiez, Inc. (a)	11,433	328,699

		25,173,126

Textiles, Apparel & Luxury Goods—1.3%
Columbia Sportswear Co.	6,412	401,712
Crocs, Inc. (a) (c)	43,218	713,097
Fifth & Pacific Cos., Inc. (a)	59,347	1,325,812
G-III Apparel Group, Ltd. (a)	8,109	390,205
Iconix Brand Group, Inc. (a)	29,513	867,977
Jones Group, Inc. (The)	41,279	567,586
Maidenform Brands, Inc. (a)	12,548	217,457
Movado Group, Inc.	10,013	338,740
Oxford Industries, Inc.	6,418	400,483
Perry Ellis International, Inc.	7,288	148,019
Quiksilver, Inc. (a)	66,625	429,065
RG Barry Corp.	5,440	88,346
Skechers USA, Inc. - Class A (a)	20,341	488,387
Steven Madden, Ltd. (a)	20,909	1,011,577
True Religion Apparel, Inc.	13,933	441,119
Tumi Holdings, Inc. (a)	24,156	579,744

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Unifi, Inc. (a)	7,892	$163,128
Vera Bradley, Inc. (a) (b)	10,263	222,297
Wolverine World Wide, Inc. (b)	25,263	1,379,612

		10,174,363

Thrifts & Mortgage Finance—1.5%
Astoria Financial Corp.	45,199	487,245
Bank Mutual Corp.	13,823	77,962
BankFinancial Corp.	12,038	102,323
Beneficial Mutual Bancorp, Inc. (a)	18,913	158,869
Berkshire Hills Bancorp, Inc.	13,053	362,351
BofI Holding, Inc. (a) (b)	6,005	275,149
Brookline Bancorp, Inc.	37,158	322,531
Capitol Federal Financial, Inc.	75,011	910,634
Charter Financial Corp.	12,347	124,458
Dime Community Bancshares, Inc.	15,501	237,475
ESB Financial Corp.	7,379	89,507
EverBank Financial Corp. (b)	40,693	673,876
Federal Agricultural Mortgage Corp. - Class C	5,480	158,262
First Defiance Financial Corp.	5,038	113,607
First Financial Northwest, Inc.	9,421	97,130
Flagstar Bancorp, Inc. (a)	13,573	189,479
Fox Chase Bancorp, Inc.	7,539	128,163
Franklin Financial Corp.	7,196	129,600
Home Loan Servicing Solutions, Ltd.	27,909	668,979
HomeStreet, Inc. (b)	6,935	148,756
MGIC Investment Corp. (a)	164,487	998,436
Northfield Bancorp, Inc.	29,861	349,971
Northwest Bancshares, Inc.	44,873	606,234
OceanFirst Financial Corp.	6,649	103,392
Oritani Financial Corp.	22,475	352,408
PennyMac Financial Services, Inc. - Class A (a)	8,785	186,857
Provident Financial Services, Inc.	31,811	501,978
Provident New York Bancorp	20,537	191,816
Radian Group, Inc.	89,967	1,045,417
Rockville Financial, Inc.	15,288	199,967
Territorial Bancorp, Inc.	7,186	162,475
TrustCo Bank Corp.	49,973	271,853
United Community Financial Corp. (a)	22,000	102,300
United Financial Bancorp, Inc.	9,478	143,592
Walker & Dunlop, Inc. (a)	8,778	153,615
WSFS Financial Corp.	4,212	220,667

		11,047,334

Tobacco—0.2%
Alliance One International, Inc. (a)	31,322	119,024
Universal Corp. (b)	12,065	697,960
Vector Group, Ltd. (b)	29,786	483,129

		1,300,113

Trading Companies & Distributors—0.9%
Aceto Corp.	12,038	167,689
Aircastle, Ltd.	34,426	550,472
Applied Industrial Technologies, Inc.	20,401	985,980
Beacon Roofing Supply, Inc. (a) (b)	24,991	946,659

Trading Companies & Distributors—(Continued)
CAI International, Inc. (a)	7,804	$183,940
DXP Enterprises, Inc. (a)	4,456	296,770
H&E Equipment Services, Inc.	14,207	299,342
Houston Wire & Cable Co.	10,450	144,628
Kaman Corp.	14,024	484,670
Rush Enterprises, Inc. - Class A (a)	17,833	441,367
TAL International Group, Inc. (b)	16,976	739,644
Textainer Group Holdings, Ltd. (b)	10,746	413,076
Titan Machinery, Inc. (a) (b)	8,967	176,022
Watsco, Inc.	12,890	1,082,244

		6,912,503

Transportation Infrastructure—0.1%
Wesco Aircraft Holdings, Inc. (a)	20,790	386,070

Water Utilities—0.2%
American States Water Co.	9,894	531,011
Artesian Resources Corp. - Class A	4,110	91,571
California Water Service Group	24,670	481,312
Connecticut Water Service, Inc.	4,609	132,278
Consolidated Water Co., Ltd. (b)	8,349	95,429
Middlesex Water Co.	7,497	149,340
SJW Corp. (b)	7,394	193,723
York Water Co. (b)	6,695	127,406

		1,802,070

Wireless Telecommunication Services—0.2%
Leap Wireless International, Inc. (a) (b)	19,279	129,748
NII Holdings, Inc. (a)	86,612	577,702
NTELOS Holdings Corp.	7,785	128,141
Shenandoah Telecommunications Co. (b)	12,542	209,201
USA Mobility, Inc.	11,723	159,081

		1,203,873

Total Common Stocks (Cost $561,292,565)		703,414,251

Investment Company Security—3.7%

Exchange-Traded Fund—3.7%
iShares Russell 2000 Index Fund (b) (Cost $26,128,723)	287,400	27,923,784

Rights—0.0%

Auto Components—0.0%
Federal-Mogul Corp., Expires 07/09/13 (a) (Cost $0)	10,391	2,309

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Strike Price $10.50, Expires 10/14/13 (a) (b) (d) (Cost $0)	391	55

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—20.3%

Security Description	Shares/ Principal Amount*	Value

Discount Notes—2.5%
Federal Home Loan Bank 0.071%, 07/24/13 (e)	3,550,000	$3,549,841
0.137%, 09/04/13 (e)	1,650,000	1,649,598
0.139%, 09/04/13 (e)	3,000,000	2,999,258
Federal Home Loan Mortgage Corp. 0.071%, 09/10/13 (e)	1,250,000	1,249,828
0.071%, 10/28/13 (e)	500,000	499,884
0.076%, 10/28/13 (e)	500,000	499,876
0.081%, 09/10/13 (e)	1,250,000	1,249,803
0.086%, 10/28/13 (e)	2,000,000	1,999,438
0.091%, 10/28/13 (e)	1,300,000	1,299,613
0.091%, 11/12/13 (e)	3,100,000	3,098,962
0.096%, 10/28/13 (e)	725,000	724,772

		18,820,873

Mutual Fund—17.7%
State Street Navigator Securities Lending MET Portfolio (f)	133,343,332	133,343,332

U.S. Treasury—0.1%
U.S. Treasury Bills 0.036%, 07/11/13 (e)	200,000	199,998
0.041%, 10/10/13 (e)	150,000	149,983

		349,981

Total Short-Term Investments (Cost $152,514,186)		152,514,186

Total Investments—117.6% (Cost $739,935,474) (g)		883,854,585
Other assets and liabilities (net)—(17.6)%		(132,169,823)

Net Assets—100.0%		$751,684,762

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $122,115,975 and the collateral received consisted of cash in the amount of $133,343,332 and non-cash collateral with a value of $752,989. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $3,024,160.
(d)	Illiquid Security. As of June 30, 2013, these securities represent less than 0.05% of net assets.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2013, the aggregate cost of investments was $739,935,474. The aggregate unrealized appreciation and depreciation of investments were $191,749,616 and $(47,830,505), respectively, resulting in net unrealized appreciation of $143,919,111.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/20/13	197	USD	19,030,547	$171,043

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000® Index Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$703,414,251	$—	$—	$703,414,251
Total Investment Company Security*	27,923,784	—	—	27,923,784
Total Right*	2,309	—	—	2,309
Total Warrant*	55	—	—	55
Short-Term Investments
Discount Notes	—	18,820,873	—	18,820,873
Mutual Fund	133,343,332	—	—	133,343,332
U.S. Treasury	—	349,981	—	349,981
Total Short-Term Investments	133,343,332	19,170,854	—	152,514,186
Total Investments	$864,683,731	$19,170,854	$—	$883,854,585

Collateral for securities loaned (Liability)	$—	$(133,343,332)	$—	$(133,343,332)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$171,043	$—	$—	$171,043

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000® Index Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$883,854,585
Cash	494,349
Receivable for:
Investments sold	64,879,800
Fund shares sold	303,870
Dividends	943,986

Total Assets	950,476,590
Liabilities
Payables for:
Investments purchased	64,145,682
Fund shares redeemed	833,510
Net variation margin on futures contracts	35,460
Collateral for securities loaned	133,343,332
Accrued expenses:
Management fees	153,435
Distribution and service fees	71,483
Deferred trustees’ fees	35,671
Other expenses	173,255

Total Liabilities	198,791,828

Net Assets	$751,684,762

Net assets consist of:
Paid in surplus	$603,660,034
Undistributed net investment income	5,186,259
Accumulated net realized loss	(1,251,637)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	144,090,106

Net Assets	$751,684,762

Net Assets
Class A	$412,105,326
Class B	205,253,033
Class E	27,698,762
Class G	106,627,641
Capital Shares Outstanding*
Class A	24,878,475
Class B	12,614,790
Class E	1,679,727
Class G	6,568,788
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.56
Class B	16.27
Class E	16.49
Class G	16.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $739,935,474.
(b)	Includes securities loaned at value of $122,115,975.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$5,082,205
Interest	8,700
Securities lending income	1,030,231

Total investment income	6,121,136
Expenses
Management fees	900,624
Administration fees	5,074
Custodian and accounting fees	51,282
Distribution and service fees—Class B	248,571
Distribution and service fees—Class E	20,242
Distribution and service fees—Class G	144,983
Audit and tax services	17,240
Legal	11,795
Trustees’ fees and expenses	16,044
Shareholder reporting	99,170
Insurance	860
Miscellaneous	29,716

Total expenses	1,545,601
Less management fee waiver	(5,615)

Net expenses	1,539,986

Net Investment Income	4,581,150

Net Realized and Unrealized Gain
Net realized gain on:
Investments	31,563,388
Futures contracts	2,657,149
Foreign currency transactions	1,523

Net realized gain	34,222,060

Net change in unrealized appreciation (depreciation) on:
Investments	65,032,270
Futures contracts	(75,497)
Foreign currency transactions	(48)

Net change in unrealized appreciation	64,956,725

Net realized and unrealized gain	99,178,785

Net Increase in Net Assets From Operations	$103,759,935

(a)	Net of foreign withholding taxes of $5,426.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000® Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,581,150	$12,241,259
Net realized gain	34,222,060	27,594,018
Net change in unrealized appreciation	64,956,725	56,751,043

Increase in net assets from operations	103,759,935	96,586,320

From Distributions to Shareholders
Net investment income
Class A	(6,573,953)	(4,238,187)
Class B	(2,873,317)	(1,663,111)
Class E	(406,777)	(260,017)
Class G	(1,391,711)	(608,903)

Total distributions	(11,245,758)	(6,770,218)

Decrease in net assets from capital share transactions	(7,717,382)	(27,766,590)

Total increase in net Assets	84,796,795	62,049,512

Net Assets
Beginning of period	666,887,967	604,838,455

End of period	$751,684,762	$666,887,967

Undistributed Net Investment Income
End of period	$5,186,259	$11,850,867

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,550,792	$41,390,922	2,175,557	$30,005,491
Reinvestments	431,362	6,573,953	313,012	4,238,187
Redemptions	(3,309,943)	(53,594,176)	(4,940,110)	(67,889,434)

Net decrease	(327,789)	$(5,629,301)	(2,451,541)	$(33,645,756)

Class B
Sales	748,726	$11,725,119	1,507,027	$20,329,462
Reinvestments	191,810	2,873,317	124,858	1,663,111
Redemptions	(1,321,998)	(20,796,474)	(2,147,146)	(29,136,818)

Net decrease	(381,462)	$(6,198,038)	(515,261)	$(7,144,245)

Class E
Sales	106,461	$1,709,936	201,952	$2,768,014
Reinvestments	26,797	406,777	19,275	260,017
Redemptions	(227,223)	(3,618,976)	(441,802)	(6,048,466)

Net decrease	(93,965)	$(1,502,263)	(220,575)	$(3,020,435)

Class G
Sales	976,975	$15,475,295	3,727,220	$49,334,467
Reinvestments	93,091	1,391,711	45,816	608,903
Redemptions	(721,024)	(11,254,786)	(2,507,114)	(33,899,524)

Net increase	349,042	$5,612,220	1,265,922	$16,043,846

Decrease derived from capital shares transactions		$(7,717,382)		$(27,766,590)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000® Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.56		$12.66	$13.33	$10.61	$8.89	$14.17

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.28	0.15	0.14	0.13	0.20
Net realized and unrealized gain (loss) on investments	2.15		1.78	(0.68)	2.71	2.04	(4.71)

Total from investment operations	2.26		2.06	(0.53)	2.85	2.17	(4.51)

Less Distributions
Distributions from net investment income	(0.26)		(0.16)	(0.14)	(0.13)	(0.19)	(0.16)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.26)		(0.16)	(0.14)	(0.13)	(0.45)	(0.77)

Net Asset Value, End of Period	$16.56		$14.56	$12.66	$13.33	$10.61	$8.89

Total Return (%) (b)	15.71	(c)	16.35	(4.10)	26.92	26.01	(33.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(d)	0.33	0.31	0.32	0.35	0.32
Net ratio of expenses to average net assets (%) (e)	0.31	(d)	0.33	0.31	0.31	0.34	0.31
Ratio of net investment income to average net assets (%)	1.39	(d)	2.01	1.12	1.24	1.47	1.68
Portfolio turnover rate (%)	16	(c)	26	25	26	27	33
Net assets, end of period (in millions)	$412.1		$366.9	$350.3	$406.2	$349.0	$389.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.29		$12.43	$13.09	$10.43	$8.74	$13.93

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.24	0.11	0.11	0.11	0.17
Net realized and unrealized gain (loss) on investments	2.12		1.75	(0.66)	2.65	2.00	(4.63)

Total from investment operations	2.21		1.99	(0.55)	2.76	2.11	(4.46)

Less Distributions
Distributions from net investment income	(0.23)		(0.13)	(0.11)	(0.10)	(0.16)	(0.12)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.23)		(0.13)	(0.11)	(0.10)	(0.42)	(0.73)

Net Asset Value, End of Period	$16.27		$14.29	$12.43	$13.09	$10.43	$8.74

Total Return (%) (b)	15.59	(c)	16.05	(4.29)	26.58	25.66	(33.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.58	0.56	0.57	0.60	0.57
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.58	0.56	0.56	0.59	0.56
Ratio of net investment income to average net assets (%)	1.14	(d)	1.77	0.89	1.00	1.20	1.43
Portfolio turnover rate (%)	16	(c)	26	25	26	27	33
Net assets, end of period (in millions)	$205.3		$185.7	$168.0	$174.7	$140.0	$103.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000® Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.48		$12.60	$13.26	$10.57	$8.85	$14.10

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.25	0.13	0.12	0.12	0.18
Net realized and unrealized gain (loss) on investments	2.15		1.77	(0.67)	2.68	2.03	(4.69)

Total from investment operations	2.25		2.02	(0.54)	2.80	2.15	(4.51)

Less Distributions
Distributions from net investment income	(0.24)		(0.14)	(0.12)	(0.11)	(0.17)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.24)		(0.14)	(0.12)	(0.11)	(0.43)	(0.74)

Net Asset Value, End of Period	$16.49		$14.48	$12.60	$13.26	$10.57	$8.85

Total Return (%) (b)	15.69	(c)	16.10	(4.16)	26.60	25.86	(33.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(d)	0.48	0.46	0.47	0.50	0.47
Net ratio of expenses to average net assets (%) (e)	0.46	(d)	0.48	0.46	0.46	0.49	0.46
Ratio of net investment income to average net assets (%)	1.23	(d)	1.85	0.96	1.08	1.30	1.52
Portfolio turnover rate (%)	16	(c)	26	25	26	27	33
Net assets, end of period (in millions)	$27.7		$25.7	$25.1	$32.6	$29.9	$26.0

	Class G
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$14.26		$12.41	$13.07	$10.41	$7.84

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.24	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	2.12		1.73	(0.66)	2.64	2.49

Total from investment operations	2.20		1.97	(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.23)		(0.12)	(0.11)	(0.10)	0.00

Total distributions	(0.23)		(0.12)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$16.23		$14.26	$12.41	$13.07	$10.41

Total Return (%) (b)	15.55	(c)	15.94	(4.33)	26.54	32.78	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.63	0.61	0.62	0.65	(d)
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.63	0.61	0.61	0.64	(d)
Ratio of net investment income to average net assets (%)	1.09	(d)	1.81	0.88	1.09	1.24	(d)
Portfolio turnover rate (%)	16	(c)	26	25	26	27
Net assets, end of period (in millions)	$106.6		$88.7	$61.5	$41.2	$9.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Russell 2000® Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-28

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), real estate investment trust (REIT) adjustments, partnership basis adjustments, and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate,

MSF-29

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$171,043

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures Contracts	$2,657,149

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures Contracts	$(75,497)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures Contracts Long	$19,700

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap

MSF-30

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$110,847,928	$0	$126,662,711

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2013 were $900,624.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2013 were $132,869.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-31

Metropolitan Series Fund

Russell 2000® Index Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$6,770,218	$6,349,700	$—	$—	$—	$—	$6,770,218	$6,349,700

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$12,079,601	$—	$75,097,070	$(31,626,702)	$—	$55,549,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $31,626,702.

MSF-32

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 11.22%, 11.09%, and 11.10%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 11.80%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equities soared in the first half of 2013, lifting several major indexes to multi-year or all-time highs by the end of May. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Federal Reserve signaled that it would begin tapering its asset purchases in the second half.

As measured by Russell indexes, small-cap stocks outperformed large-caps, and value stocks outperformed growth among mid- and large-caps, while the opposite was true for small-caps.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index for the six-month period, primarily due to weak stock selection. Overall, sector allocations were slightly positive.

Stock choices in the Telecommunication Services sector were not productive during the period. Wireless tower companies like Crown Castle International suffered from a rise in the 10-year Treasury rate. Tower companies typically have longer contract terms and have difficulty adjusting quickly to changing interest rates.

Health Care stock selection and a detrimental underweight to the benchmark’s best-performing sector pulled down on relative results. Edwards Lifesciences Corp. designs and manufactures treatments for late-stage cardiovascular disease. The company reported an earnings miss for a third consecutive quarter, due to an inability to procure reimbursement for certain cardiovascular procedures. Shares of Novo Nordisk fell when the Food and Drug Administration rejected its application to bring long-lasting insulin product Tresiba to market, asking for more information on cardiovascular effects.

Energy holdings were more successful and contributed to relative performance. Energy production company EQT Corp. reported a 30% growth in production for 2012 and increased estimated recovery rates for 2013. Most of the company’s wells produce natural gas, but due to increasing its number of oil-producing wells, it has been able to take advantage of both increased oil and natural gas prices. Range Resources Corp. also benefited from rising natural gas prices and drove share price up through a combination of production growth and cost controls.

Stock selection among Industrials was also helpful to relative results. Railway company Kansas City Southern had an increase in share price on increased crude oil shipments to the Gulf of Mexico and increased demand for intermodal transportation.

As of period end in the Telecommunication Services space, our focus was on the Wireless Telecommunication Services industry, where growth opportunities are driven by an increase in demand for data from wireless devices. Among Health Care names, we seek out companies with promising new treatments or cost-effective solutions, as well as those taking advantage of trends like broader insurance coverage over time.

Technological improvements in the Energy sector have led to solid oil and gas production growth in the U.S. Global growth has been sluggish, and we continued to concentrate the Portfolio’s Industrials holdings in areas of secular, as opposed to cyclical, growth.

P. Robert Bartolo

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	11.22	16.78	7.01	7.82
Class B	11.09	16.54	6.76	7.55
Class E	11.10	16.59	6.85	7.65
Russell 1000 Growth Index	11.80	17.07	7.47	7.40

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Google, Inc.—Class A	5.9
Amazon.com, Inc.	4.5
Visa, Inc.—Class A	2.7
Crown Castle International Corp.	2.7
priceline.com, Inc.	2.6
Mastercard, Inc.—Class A	2.6
Gilead Sciences, Inc.	2.4
eBay, Inc.	2.3
Danaher Corp.	2.3
Precision Castparts Corp.	2.2

Top Sectors

% of Market Value of Total Long-Term Investments
Consumer Discretionary	27.3
Information Technology	24.3
Industrials	12.0
Health Care	11.4
Consumer Staples	7.2
Financials	5.9
Energy	5.0
Materials	3.7
Telecommunication Services	3.2

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.59%	$1,000.00	$1,112.20	$3.09
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B(a)	Actual	0.84%	$1,000.00	$1,110.90	$4.40
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E(a)	Actual	0.74%	$1,000.00	$1,111.00	$3.87
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
Boeing Co. (The)	162,400	$16,636,256
Precision Castparts Corp.	207,080	46,802,151

		63,438,407

Air Freight & Logistics—0.7%
United Parcel Service, Inc. - Class B	178,000	15,393,440

Airlines—0.8%
Delta Air Lines, Inc. (a)	328,300	6,142,493
United Continental Holdings, Inc. (a) (b)	323,200	10,112,928

		16,255,421

Automobiles—1.2%
Harley-Davidson, Inc.	131,200	7,192,384
Tesla Motors, Inc. (a) (b)	160,890	17,284,413

		24,476,797

Beverages—2.2%
Anheuser-Busch InBev NV	84,302	7,478,867
Coca-Cola Co. (The)	295,900	11,868,549
Monster Beverage Corp. (a)	138,200	8,398,414
PepsiCo, Inc.	153,300	12,538,407
Pernod-Ricard S.A.	54,510	6,041,789

		46,326,026

Biotechnology—6.8%
Alexion Pharmaceuticals, Inc. (a)	135,740	12,520,658
Biogen Idec, Inc. (a)	170,990	36,797,048
Celgene Corp. (a)	151,317	17,690,470
Gilead Sciences, Inc. (a)	976,000	49,980,960
Onyx Pharmaceuticals, Inc. (a) (b)	59,600	5,174,472
Pharmacyclics, Inc. (a)	65,500	5,205,285
Regeneron Pharmaceuticals, Inc. (a)	43,050	9,681,084
Vertex Pharmaceuticals, Inc. (a)	100,800	8,050,896

		145,100,873

Capital Markets—2.0%
Affiliated Managers Group, Inc. (a)	36,200	5,934,628
Franklin Resources, Inc.	84,600	11,507,292
Invesco, Ltd.	571,800	18,183,240
TD Ameritrade Holding Corp.	248,500	6,036,065

		41,661,225

Chemicals—3.5%
Ecolab, Inc.	246,100	20,965,259
FMC Corp.	118,600	7,241,716
Praxair, Inc.	195,250	22,484,990
Sherwin-Williams Co. (The)	132,520	23,403,032

		74,094,997

Communications Equipment—1.8%
Juniper Networks, Inc. (a)	547,900	10,579,949

QUALCOMM, Inc.	463,200	28,292,256

		38,872,205

Computers & Peripherals—1.0%
Apple, Inc.	53,920	$21,356,634

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	54,800	5,393,416

Consumer Finance—1.2%
American Express Co.	349,600	26,136,096

Diversified Financial Services—0.7%
IntercontinentalExchange, Inc. (a)	45,920	8,162,739
JPMorgan Chase & Co.	148,000	7,812,920

		15,975,659

Electrical Equipment—1.1%
Roper Industries, Inc.	185,940	23,097,467

Energy Equipment & Services—1.3%
FMC Technologies, Inc. (a)	260,200	14,487,936
Schlumberger, Ltd.	176,600	12,655,156

		27,143,092

Food & Staples Retailing—2.8%
Costco Wholesale Corp.	151,300	16,729,241
CVS Caremark Corp.	382,500	21,871,350
Whole Foods Market, Inc.	399,800	20,581,704

		59,182,295

Food Products—1.1%
Green Mountain Coffee Roasters, Inc. (a) (b)	207,200	15,552,432
Nestle S.A.	133,376	8,723,647

		24,276,079

Health Care Equipment & Supplies—1.1%
Edwards Lifesciences Corp. (a) (b)	96,200	6,464,640
IDEXX Laboratories, Inc. (a) (b)	105,700	9,489,746
Stryker Corp.	105,700	6,836,676

		22,791,062

Health Care Providers & Services—1.9%
Catamaran Corp. (a)	79,350	3,865,932
HCA Holdings, Inc.	25,800	930,348
McKesson Corp.	235,200	26,930,400
UnitedHealth Group, Inc.	138,300	9,055,884

		40,782,564

Hotels, Restaurants & Leisure—5.9%
Carnival plc	269,841	9,359,292
Chipotle Mexican Grill, Inc. (a)	56,700	20,658,645
Las Vegas Sands Corp.	398,000	21,066,140
Marriott International, Inc. - Class A	218,160	8,807,119
MGM Resorts International (a)	557,900	8,245,762
Panera Bread Co. - Class A (a) (b)	42,900	7,976,826
Starbucks Corp.	537,800	35,220,522

Starwood Hotels & Resorts Worldwide, Inc.	236,300	14,931,797

		126,266,103

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.9%
DR Horton, Inc. (b)	450,500	$9,586,640
Lennar Corp. - Class A (b)	262,800	9,471,312

		19,057,952

Household Products—1.0%
Colgate-Palmolive Co.	168,780	9,669,406
Procter & Gamble Co. (The)	161,100	12,403,089

		22,072,495

Industrial Conglomerates—2.3%
Danaher Corp.	763,200	48,310,560

Internet & Catalog Retail — 8.9%
Amazon.com, Inc. (a)	346,305	96,165,436
Ctrip.com International, Ltd. (ADR) (a)	181,600	5,925,608
Netflix, Inc. (a) (b)	93,700	19,779,133
priceline.com, Inc. (a)	66,640	55,119,943
TripAdvisor, Inc. (a) (b)	202,800	12,344,436

		189,334,556

Internet Software & Services—10.4%
Akamai Technologies, Inc. (a)	216,300	9,203,565
Baidu, Inc. (ADR) (a)	116,090	10,973,987
eBay, Inc. (a)	941,700	48,704,724
Google, Inc. - Class A (a)	141,970	124,986,129
LinkedIn Corp. - Class A (a)	120,920	21,560,036
Tencent Holdings, Ltd.	141,977	5,587,713
Twitter, Inc. (a) (c) (d)	53,577	974,030

		221,990,184

IT Services—7.6%
Accenture plc - Class A	246,900	17,766,924
Alliance Data Systems Corp. (a) (b)	46,570	8,430,567
Cognizant Technology Solutions Corp. - Class A (a)	204,500	12,803,745
Fiserv, Inc. (a)	99,900	8,732,259
Mastercard, Inc. - Class A	95,500	54,864,750
Visa, Inc. - Class A	319,430	58,375,832

		160,974,077

Media—2.0%
Charter Communications, Inc. - Class A (a) (b)	57,100	7,071,835
Discovery Communications, Inc. - Class C (a)	146,800	10,226,088
News Corp. - Class A	356,700	11,628,420
Walt Disney Co. (The)	217,546	13,738,030

		42,664,373

Multiline Retail—0.3%
Dollar Tree, Inc. (a)	118,300	6,014,372

Oil, Gas & Consumable Fuels—3.7%
Cabot Oil & Gas Corp.	167,900	11,924,258
Concho Resources, Inc. (a)	85,700	7,174,804
EOG Resources, Inc.	77,170	10,161,746

Oil, Gas & Consumable Fuels—(Continued)
EQT Corp.	127,800	$10,143,486
Phillips 66	106,300	6,262,133
Pioneer Natural Resources Co.	99,160	14,353,410
Range Resources Corp.	249,000	19,252,680

		79,272,517

Pharmaceuticals—1.6%
Allergan, Inc.	54,800	4,616,352
Novo Nordisk A/S - Class B	69,094	10,757,075
Valeant Pharmaceuticals International, Inc. (a)	205,500	17,689,440

		33,062,867

Real Estate Investment Trusts—1.9%
American Tower Corp.	560,000	40,975,200

Road & Rail—2.6%
J.B. Hunt Transport Services, Inc.	131,100	9,470,664
Kansas City Southern	230,300	24,402,588
Union Pacific Corp.	135,090	20,841,685

		54,714,937

Semiconductors & Semiconductor Equipment—0.3%
Broadcom Corp. - Class A	203,416	6,867,324

Software—2.9%
Autodesk, Inc. (a)	141,100	4,788,934
NetSuite, Inc. (a) (b)	63,600	5,834,664
Red Hat, Inc. (a)	320,300	15,316,746
Salesforce.com, Inc. (a) (b)	557,760	21,295,277
ServiceNow, Inc. (a) (b)	175,800	7,100,562
Workday, Inc. - Class A (a)	100,000	6,409,000

		60,745,183

Specialty Retail—5.4%
AutoZone, Inc. (a)	46,940	19,888,009
CarMax, Inc. (a)	326,700	15,080,472
Home Depot, Inc. (The)	546,400	42,329,608
Lowe’s Cos., Inc.	317,700	12,993,930
Ross Stores, Inc.	167,800	10,875,118
Tractor Supply Co.	121,000	14,230,810

		115,397,947

Textiles, Apparel & Luxury Goods—2.5%
Lululemon Athletica, Inc. (a) (b)	244,000	15,986,880
NIKE, Inc. - Class B	198,200	12,621,376
Prada S.p.A.	876,800	7,898,954
Ralph Lauren Corp.	40,970	7,118,128
Under Armour, Inc. - Class A (a)	168,200	10,043,222

		53,668,560

Trading Companies & Distributors—1.5%
Fastenal Co. (b)	551,800	25,300,030
WW Grainger, Inc.	25,400	6,405,372

		31,705,402

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Wireless Telecommunication Services—3.2%
Crown Castle International Corp. (a)	800,778	$57,968,319
SBA Communications Corp. - Class A (a)	121,600	9,012,992

		66,981,311

Total Common Stocks (Cost $1,705,977,366)		2,111,829,675

Convertible Preferred Stocks—0.1%

Internet Software & Services—0.1%
Living Social (Class F) (a) (c) (d)	101,591	113,782
Twitter, Inc. (Series A) (a) (c) (d)	139	2,527
Twitter, Inc. (Series B) (a) (c) (d)	2,171	39,469
Twitter, Inc. (Series C) (a) (c) (d)	558	10,144
Twitter, Inc. (Series D) (a) (c) (d)	20,565	373,872
Twitter, Inc. (Series G2) (a) (c) (d)	85,204	1,549,009

Total Convertible Preferred Stocks (Cost $2,529,598)		2,088,803

Short-Term Investments—6.7%

Mutual Funds—6.7%
State Street Navigator Securities Lending MET Portfolio (e)	131,863,136	131,863,136
T. Rowe Price Government Reserve Investment Fund (f)	9,920,058	9,920,058

Total Short-Term Investments (Cost $141,783,194)		141,783,194

Total Investments—106.2% (Cost $1,850,290,158) (g)		2,255,701,672
Other assets and liabilities (net)—(6.2)%		(131,816,563)

Net Assets—100.0%		$2,123,885,109

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $140,623,191 and the collateral received consisted of cash in the amount of $131,863,136 and non-cash collateral with a value of $13,115,209. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $3,062,833, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.1% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2013, the aggregate cost of investments was $1,850,290,158. The aggregate unrealized appreciation and depreciation of investments were $428,755,679 and $(23,344,165), respectively, resulting in net unrealized appreciation of $405,411,514.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Living Social (Class F)	11/18/11	101,591	$781,235	$113,782
Twitter, Inc.	09/13/11	53,577	862,247	974,030
Twitter, Inc. (Series A)	09/13/11	139	2,237	2,527
Twitter, Inc. (Series B)	09/13/11	2,171	34,939	39,469
Twitter, Inc. (Series C)	09/13/11	558	8,980	10,144
Twitter, Inc. (Series D)	09/13/11	20,565	330,965	373,872
Twitter, Inc. (Series G2)	07/28/11	85,204	1,371,242	1,549,009

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$63,438,407	$—	$—	$63,438,407
Air Freight & Logistics	15,393,440	—	—	15,393,440
Airlines	16,255,421	—	—	16,255,421
Automobiles	24,476,797	—	—	24,476,797
Beverages	32,805,370	13,520,656	—	46,326,026
Biotechnology	145,100,873	—	—	145,100,873
Capital Markets	41,661,225	—	—	41,661,225
Chemicals	74,094,997	—	—	74,094,997
Communications Equipment	38,872,205	—	—	38,872,205
Computers & Peripherals	21,356,634	—	—	21,356,634
Construction Materials	5,393,416	—	—	5,393,416
Consumer Finance	26,136,096	—	—	26,136,096
Diversified Financial Services	15,975,659	—	—	15,975,659
Electrical Equipment	23,097,467	—	—	23,097,467
Energy Equipment & Services	27,143,092	—	—	27,143,092
Food & Staples Retailing	59,182,295	—	—	59,182,295
Food Products	15,552,432	8,723,647	—	24,276,079
Health Care Equipment & Supplies	22,791,062	—	—	22,791,062
Health Care Providers & Services	40,782,564	—	—	40,782,564
Hotels, Restaurants & Leisure	116,906,811	9,359,292	—	126,266,103
Household Durables	19,057,952	—	—	19,057,952
Household Products	22,072,495	—	—	22,072,495
Industrial Conglomerates	48,310,560	—	—	48,310,560
Internet & Catalog Retail	189,334,556	—	—	189,334,556
Internet Software & Services	215,428,441	5,587,713	974,030	221,990,184
IT Services	160,974,077	—	—	160,974,077
Media	42,664,373	—	—	42,664,373
Multiline Retail	6,014,372	—	—	6,014,372
Oil, Gas & Consumable Fuels	79,272,517	—	—	79,272,517
Pharmaceuticals	22,305,792	10,757,075	—	33,062,867
Real Estate Investment Trusts	40,975,200	—	—	40,975,200
Road & Rail	54,714,937	—	—	54,714,937
Semiconductors & Semiconductor Equipment	6,867,324	—	—	6,867,324
Software	60,745,183	—	—	60,745,183
Specialty Retail	115,397,947	—	—	115,397,947
Textiles, Apparel & Luxury Goods	45,769,606	7,898,954	—	53,668,560

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$31,705,402	$—	$—	$31,705,402
Wireless Telecommunication Services	66,981,311	—	—	66,981,311
Total Common Stocks	2,055,008,308	55,847,337	974,030	2,111,829,675
Total Convertible Preferred Stocks*	—	—	2,088,803	2,088,803
Total Short-Term Investments*	141,783,194	—	—	141,783,194
Total Investments	$2,196,791,502	$55,847,337	$3,062,833	$2,255,701,672

Collateral for securities loaned (Liability)	$—	$(131,863,136)	$—	$(131,863,136)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation	Balance as of June 30, 2013	Change in Unrealized Appreciation from investments still held at June 30, 2013
Common Stocks
Internet Software & Services	$682,571	$291,459	$974,030	$291,459
Convertible Preferred Stocks
Internet Software & Services	1,564,867	523,936	2,088,803	523,936
Total	$2,247,438	$815,395	$3,062,833	$815,395

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,245,781,614
Affiliated investments at value (c)	9,920,058
Cash	67,460
Cash denominated in foreign currencies (d)	99,281
Receivable for:
Investments sold	21,767,574
Fund shares sold	289,163
Dividends	818,576
Dividends on affiliated investments	425

Total Assets	2,278,744,151
Liabilities
Payables for:
Investments purchased	20,408,601
Fund shares redeemed	1,124,531
Collateral for securities loaned	131,863,136
Accrued Expenses:
Management fees	980,369
Distribution and service fees	106,590
Deferred trustees’ fees	74,735
Other expenses	301,080

Total Liabilities	154,859,042

Net Assets	$2,123,885,109

Net assets consist of:
Paid in surplus	$1,639,682,581
Undistributed net investment income	1,145,558
Accumulated net realized gain	77,646,861
Unrealized appreciation on investments and foreign currency transactions	405,410,109

Net Assets	$2,123,885,109

Net Assets
Class A	$1,593,293,879
Class B	494,640,557
Class E	35,950,673
Capital Shares Outstanding*
Class A	81,336,500
Class B	25,412,641
Class E	1,841,704
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.59
Class B	19.46
Class E	19.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,840,370,100.
(b)	Includes securities loaned at value of $140,623,191.
(c)	Identified cost of affiliated investments was $9,920,058.
(d)	Identified cost of cash denominated in foreign currencies was $99,253.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$6,896,803
Dividends from affiliated investments	6,409
Securities lending income	141,498

Total investment income	7,044,710
Expenses
Management fees	5,447,174
Administration fees	13,035
Custodian and accounting fees	137,516
Distribution and service fees—Class B	399,683
Distribution and service fees—Class E	18,074
Audit and tax services	19,254
Legal	20,292
Trustees’ fees and expenses	17,220
Shareholder reporting	49,348
Insurance	977
Miscellaneous	9,783

Total expenses	6,132,356
Less management fee waiver	(372,287)
Less broker commission recapture	(9,388)

Net expenses	5,750,681

Net Investment Income	1,294,029

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	105,275,480
Foreign currency transactions	(98,920)

Net realized gain	105,176,560

Net change in unrealized appreciation (depreciation) on:
Investments	78,834,555
Foreign currency transactions	(9,066)

Net change in unrealized appreciation	78,825,489

Net realized and unrealized gain	184,002,049

Net Increase in Net Assets From Operations	$185,296,078

(a)	Net of foreign withholding taxes of $108,226.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,294,029	$5,007,274
Net realized gain	105,176,560	62,349,670
Net change in unrealized appreciation	78,825,489	159,405,934

Increase in net assets from operations	185,296,078	226,762,878

From Distributions to Shareholders
Net investment income
Class A	(4,787,873)	(1,285,777)
Class B	(183,240)	0
Class E	(27,947)	0

Total distributions	(4,999,060)	(1,285,777)

Increase in net assets from capital share transactions	382,228,217	149,290,771

Total increase in net assets	562,525,235	374,767,872

Net Assets
Beginning of period	1,561,359,874	1,186,592,002

End of period	$2,123,885,109	$1,561,359,874

Undistributed Net Investment Income
End of period	$1,145,558	$4,850,589

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,345,095	$121,235,176	20,530,028	$356,561,006
Shares issued through acquisition	2,897,854	55,320,025	0	0
Reinvestments	258,385	4,787,873	73,768	1,285,777
Redemptions	(3,354,572)	(64,869,372)	(10,717,684)	(185,967,868)

Net increase	6,146,762	$116,473,702	9,886,112	$171,878,915

Class B
Sales	1,779,269	$34,056,651	1,548,345	$26,198,068
Shares issued through acquisition	13,508,986	256,400,558	0	0
Reinvestments	9,948	183,240	0	0
Redemptions	(2,183,261)	(41,572,142)	(2,753,475)	(46,699,769)

Net increase (decrease)	13,114,942	$249,068,307	(1,205,130)	$(20,501,701)

Class E
Sales	542,542	$10,316,961	131,984	$2,247,119
Shares issued through acquisition	826,063	15,719,980	0	0
Reinvestments	1,513	27,947	0	0
Redemptions	(484,665)	(9,378,680)	(254,781)	(4,333,562)

Net increase (decrease)	885,453	$16,686,208	(122,797)	$(2,086,443)

Increase derived from capital shares transactions		$382,228,217		$149,290,771

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.67		$14.87	$15.05	$12.89	$9.05	$16.48

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.07	0.03	0.02	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.96		2.75	(0.20)	2.18	3.87	(6.66)

Total from investment operations	1.98		2.82	(0.17)	2.20	3.91	(6.58)

Less Distributions
Distributions from net investment income	(0.06)		(0.02)	(0.01)	(0.04)	(0.07)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.77)

Total distributions	(0.06)		(0.02)	(0.01)	(0.04)	(0.07)	(0.85)

Net Asset Value, End of Period	$19.59		$17.67	$14.87	$15.05	$12.89	$9.05

Total Return (%) (b)	11.22	(c)	18.97	(1.12)	17.05	43.44	(41.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.64	0.64	0.64	0.67	0.67
Net ratio of expenses to average net assets (%) (e) (f)	0.59	(d)	0.60	0.60	0.62	0.65	0.65
Ratio of net investment income to average net assets (%)	0.19	(d)	0.43	0.18	0.15	0.35	0.61
Portfolio turnover rate (%)	25	(c)	38	33	42	55	59
Net assets, end of period (in millions)	$1,593.3		$1,328.9	$971.1	$639.7	$570.4	$349.4

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.54		$14.78	$14.98	$12.84	$9.01	$16.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.02	(0.01)	(0.01)	0.01	0.05
Net realized and unrealized gain (loss) on investments	1.95		2.74	(0.19)	2.16	3.86	(6.63)

Total from investment operations	1.94		2.76	(0.20)	2.15	3.87	(6.58)

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	(0.01)	(0.04)	(0.04)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.77)

Total distributions	(0.02)		0.00	0.00	(0.01)	(0.04)	(0.81)

Net Asset Value, End of Period	$19.46		$17.54	$14.78	$14.98	$12.84	$9.01

Total Return (%) (b)	11.09	(c)	18.67	(1.34)	16.74	43.03	(42.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.89	0.89	0.89	0.92	0.92
Net ratio of expenses to average net assets (%) (e) (f)	0.84	(d)	0.85	0.85	0.87	0.90	0.90
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(d)	0.12	(0.09)	(0.10)	0.11	0.35
Portfolio turnover rate (%)	25	(c)	38	33	42	55	59
Net assets, end of period (in millions)	$494.6		$215.7	$199.5	$231.7	$223.5	$161.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$17.60		$14.81	$15.00	$12.85		$9.02	$16.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(g)	0.04	0.00 (g)	(0.00	)(g)	0.02	0.06
Net realized and unrealized gain (loss) on investments	1.95		2.75	(0.19)	2.17		3.86	(6.63)

Total from investment operations	1.95		2.79	(0.19)	2.17		3.88	(6.57)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	(0.02)		(0.05)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		0.00	(0.77)

Total distributions	(0.03)		0.00	0.00	(0.02)		(0.05)	(0.83)

Net Asset Value, End of Period	$19.52		$17.60	$14.81	$15.00		$12.85	$9.02

Total Return (%) (b)	11.10	(c)	18.84	(1.27)	16.89		43.17	(41.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.79	0.79	0.79		0.82	0.82
Net ratio of expenses to average net assets (%) (e) (f)	0.74	(d)	0.75	0.75	0.77		0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	0.04	(d)	0.22	0.01	(0.01)		0.21	0.45
Portfolio turnover rate (%)	25	(c)	38	33	42		55	59
Net assets, end of period (in millions)	$36.0		$16.8	$16.0	$20.6		$20.4	$15.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(f)	The effect of the voluntary portion of the waiver on average net assets was 0.02%, 0.02%, 0.02%, 0.03%, 0.03%, and 0.03% for the years 2008 through 2012 and the six months ended June 30, 2013, respectively. See Note 5 for details.
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$536,058,438	$0	$457,121,118

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $31,850 in purchases of investments and $1,450,303 in sales of investments, which is included above. The Portfolio also engaged in security transactions with other affiliated portfolios. These purchase transactions amounted to $28,000,877 which are also included above.

With respect to the Portfolio’s merger with RCM Technology Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $302,620,180 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$5,447,174	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 amounted to $117,353 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), an affiliate of the Fund, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the six months ended June 30, 2013 amounted to $254,934 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in securities of affiliated issuers during the six months ended June 30, 2013 was as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Realized Gain on shares sold	Income for the period ended June 30, 2013
T. Rowe Price Government Reserve Investment Fund	27,902,755	272,588,062	(290,570,759)	9,920,058	$0	$6,409

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$1,285,777	$559,992	$—	$—	$—	$—	$1,285,777	$559,992

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,890,007	$—	$309,591,389	$(23,615,896)	$—	$290,865,500

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $ 23,615,896.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,526,495,286, $231,435,766 and $17,215,784, respectively, acquired all of the assets and liabilities of RCM Technology Portfolio of the Met Investors Series Trust (“RCM Technology”).

The acquisition was accomplished by a tax-free exchange of 2,897,854 Class A shares of the Portfolio (valued at $55,320,025) for 13,535,094 Class A shares of RCM Technology; 13,508,986 Class B shares of the Portfolio (valued at $256,400,558) for 65,404,490 of Class B shares of RCM Technology; and 826,063 Class E shares of the Portfolio (valued at $15,719,980) for 3,941,164 of Class E shares of RCM Technology. Each shareholder of RCM Technology received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by RCM Technology may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by RCM Technology. All other costs associated with the merger were not borne by the shareholders of either portfolio. RCM Technology’s net assets on April 26, 2013, were $55,320,025, $256,400,558 and $15,719,980 for Class A, Class B and Class E shares, respectively, including investments valued at $327,542,456 with a cost basis of $314,461,180. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from RCM Technology were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The aggregate net assets of the Portfolio immediately after the acquisition were $2,102,587,399, which included $13,079,428 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Unaudited
Net Investment income	$1,845,117	(a)
Net realized and unrealized gain on investments	200,519,383	(b)

Net increase in net assets from operations	$202,364,500

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RCM Technology that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$1,294,029 as reported plus $202,254 RCM Technology pre-merger, plus $350,357 in lower advisory fees, minus $1,523 of pro-forma additional other expenses.
(b)	$405,410,109 unrealized appreciation, as reported June 30, 2013, minus $336,326,710 pro-forma December 31, 2012 unrealized appreciation, plus $105,176,560 net realized gain as reported, plus $26,259,424 in net realized gain from RCM Technology pre-merger.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

Semi Annual Report, June 30, 2013

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Fund voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of RCM Technology Portfolio (“MIST Portfolio”) by T. Rowe Price Large Cap Growth Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio.	68,463,260.732	2,343,944.573	7,335,660.281	78,142,865.586

MSF-20

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 16.34%, 16.18%, and 16.19%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 17.53%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equities soared in the first half of 2013, lifting several major indexes to multi-year or all-time highs by the end of May. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Federal Reserve signaled that it would begin tapering its asset purchases in the second half.

Small-cap stocks outperformed large-caps. As measured by Russell indexes, value stocks outperformed growth among mid- and large-caps, while the opposite was true for small-caps.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio produced solid gains in the first half of the year but fell short of the MSCI U.S. Small Cap Growth Index. Overall, stock selection detracted the most on relative performance, while sector allocations were slightly negative on balance. Stock selection was weakest in the Consumer Discretionary, Health Care, and Information Technology (“IT”) sectors. Portfolio holdings in the Materials and Consumer Staples sectors fared better.

Among Consumer Discretionary names, multichannel retailer HSN struggled as revenues fell short of expectations. The firm cited higher shipping and handling costs and slower sales as customers became familiar with their newly redeveloped website.

In the Health Care sector, IDEXX Laboratories turned in disappointing earnings. The company develops, manufactures, and distributes products and services for the veterinary, livestock and poultry, water testing, and dairy market businesses. The firm experienced lower sales in livestock and poultry diagnostics.

IT company Fortinet preannounced earnings below expectations. The threat management and network security solutions provider struggled against weakness in U.S. service providers, macroeconomic issues in Latin America and Europe, and inventory shortages.

In the Materials sector, diversified chemical company Rockwood Holdings announced a share buyback program and raised its dividend. Shares also rose as investors were encouraged by news of potential divestitures.

Consumer Staples company Prestige Brands operates in the over-the-counter health care and household cleaning supplies markets. The company reported solid earnings and raised guidance as it continues to benefit from integration of the GlaxoSmithKline over-the-counter products it acquired last year.

Our stock selection is primarily based on a quantitative model, but we will occasionally overweight or underweight certain sectors. We emphasize high-quality companies offering high returns, as well as stocks with more attractive valuations. We also maintained an overweight position in stocks of companies that allocate capital well and have high free cash flow yields.

Our strategy is to own a large number of good stocks instead of making large investments in a few stocks. At period end, we had approximately 300 holdings. Very few of our positions represent 1% or more of the Portfolio’s net assets at any given time.

The Portfolio ended the period with sector positions fairly in line with the benchmark. We had a slight overweight to the Materials and Energy sectors and a slight underweight to the Industrials, Telecommunication Services, and Consumer Staples sectors.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Small Cap Growth Portfolio
Class A	16.34	25.04	11.39	10.65
Class B	16.18	24.70	11.11	10.40
Class E	16.19	24.83	11.22	10.48
MSCI U.S. Small Cap Growth Index	17.53	26.23	10.09	11.34

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
MAXIMUS, Inc.	0.9
Middleby Corp.	0.9
Ultimate Software Group, Inc.	0.9
Madison Square Garden Co. (The)—Class A	0.9
Gartner, Inc.	0.9
Polaris Industries, Inc.	0.9
Regeneron Pharmaceuticals, Inc.	0.8
Sally Beauty Holdings, Inc.	0.8
CommVault Systems, Inc.	0.8
Boston Beer Co., Inc. (The)—Class A	0.8

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	22.3
Consumer Discretionary	19.2
Health Care	18.4
Industrials	17.7
Financials	7.9
Energy	5.7
Materials	4.0
Consumer Staples	3.8
Telecommunication Services	1.0

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.50%	$1,000.00	$1,163.40	$2.68
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

Class B(a)	Actual	0.75%	$1,000.00	$1,161.80	$4.02
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class E(a)	Actual	0.65%	$1,000.00	$1,161.90	$3.48
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
Esterline Technologies Corp. (a)	44,400	$3,209,676
GenCorp, Inc. (a) (b)	127,800	2,078,028
HEICO Corp. - Class A	94,485	3,487,441
Hexcel Corp. (a)	91,700	3,122,385
Teledyne Technologies, Inc. (a)	59,500	4,602,325
TransDigm Group, Inc.	35,000	5,486,950
Triumph Group, Inc.	59,200	4,685,680

		26,672,485

Air Freight & Logistics—0.1%
HUB Group, Inc. - Class A (a)	35,400	1,289,268

Airlines—0.2%
Allegiant Travel Co.	19,400	2,056,206

Auto Components—0.8%
Dana Holding Corp.	112,600	2,168,676
Tenneco, Inc. (a)	78,400	3,549,952
TRW Automotive Holdings Corp. (a)	24,700	1,641,068

		7,359,696

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	44,087	7,523,006

Biotechnology—7.4%
Acorda Therapeutics, Inc. (a)	42,600	1,405,374
Aegerion Pharmaceuticals, Inc. (a) (b)	28,800	1,824,192
Alkermes plc (a)	159,000	4,560,120
Alnylam Pharmaceuticals, Inc. (a)	50,400	1,562,904
AMAG Pharmaceuticals, Inc. (a) (b)	35,100	780,975
Ariad Pharmaceuticals, Inc. (a) (b)	162,500	2,842,125
BioMarin Pharmaceutical, Inc. (a)	87,700	4,892,783
Cepheid, Inc. (a) (b)	83,300	2,867,186
Cubist Pharmaceuticals, Inc. (a) (b)	103,700	5,008,710
Exelixis, Inc. (a) (b)	265,600	1,205,824
Idenix Pharmaceuticals, Inc. (a) (b)	135,100	487,711
Incyte Corp., Ltd. (a) (b)	230,000	5,060,000
Infinity Pharmaceuticals, Inc. (a)	47,100	765,375
InterMune, Inc. (a) (b)	72,400	696,488
Lexicon Pharmaceuticals, Inc. (a) (b)	113,100	245,427
Medivation, Inc. (a) (b)	73,700	3,626,040
NPS Pharmaceuticals, Inc. (a) (b)	85,200	1,286,520
Onyx Pharmaceuticals, Inc. (a) (b)	58,900	5,113,698
Pharmacyclics, Inc. (a) (b)	66,900	5,316,543
Puma Biotechnology, Inc. (a) (b)	22,000	976,140
Regeneron Pharmaceuticals, Inc. (a)	34,900	7,848,312
Rigel Pharmaceuticals, Inc. (a) (b)	71,300	238,142
Seattle Genetics, Inc. (a) (b)	95,100	2,991,846
Theravance, Inc. (a) (b)	80,100	3,086,253
United Therapeutics Corp. (a) (b)	53,600	3,527,952

		68,216,640

Capital Markets—1.7%
Affiliated Managers Group, Inc. (a)	31,049	5,090,173
Cohen & Steers, Inc. (b)	9,300	316,014

Capital Markets—(Continued)
E*Trade Financial Corp. (a)	169,560	$2,146,630
Virtus Investment Partners, Inc. (a)	21,800	3,842,686
Waddell & Reed Financial, Inc. - Class A	104,800	4,558,800

		15,954,303

Chemicals—2.5%
Koppers Holdings, Inc.	26,100	996,498
NewMarket Corp. (b)	20,900	5,487,504
Rockwood Holdings, Inc.	92,600	5,929,178
Stepan Co.	69,600	3,870,456
WR Grace & Co. (a)	81,200	6,824,048

		23,107,684

Commercial Banks—1.3%
Signature Bank (a)	57,900	4,806,858
SVB Financial Group (a)	43,600	3,632,752
Texas Capital Bancshares, Inc. (a)	76,800	3,406,848

		11,846,458

Commercial Services & Supplies—2.1%
Brink’s Co. (The)	8,400	214,284
Clean Harbors, Inc. (a) (b)	83,000	4,193,990
Healthcare Services Group, Inc. (b)	110,200	2,702,104
Rollins, Inc.	109,550	2,837,345
Team, Inc. (a)	61,800	2,339,130
U.S. Ecology, Inc.	64,900	1,780,856
Waste Connections, Inc. (b)	129,000	5,307,060

		19,374,769

Communications Equipment—1.6%
ADTRAN, Inc. (b)	119,200	2,933,512
Aruba Networks, Inc. (a)	179,500	2,757,120
JDS Uniphase Corp. (a)	223,200	3,209,616
Plantronics, Inc.	89,300	3,922,056
Polycom, Inc. (a)	118,286	1,246,734
Riverbed Technology, Inc. (a)	61,267	953,315

		15,022,353

Computers & Peripherals—1.4%
3D Systems Corp. (a) (b)	160,400	7,041,560
Stratasys, Ltd. (a) (b)	20,300	1,699,922
Synaptics, Inc. (a) (b)	103,900	4,006,384

		12,747,866

Consumer Finance—1.1%
Portfolio Recovery Associates, Inc. (a) (b)	43,400	6,667,542
World Acceptance Corp. (a) (b)	42,700	3,712,338

		10,379,880

Containers & Packaging—0.4%
Graphic Packaging Holding Co. (a)	182,300	1,411,002
Rock-Tenn Co. - Class A	26,600	2,656,808

		4,067,810

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.9%
LKQ Corp. (a)	124,400	$3,203,300
Pool Corp. (b)	102,900	5,392,989

		8,596,289

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	58,800	2,185,008
Ascent Capital Group, Inc. - Class A (a)	43,000	3,357,010
Sotheby’s (b)	40,700	1,542,937
Steiner Leisure, Ltd. (a)	19,700	1,041,342
Weight Watchers International, Inc.	22,891	1,052,986

		9,179,283

Diversified Financial Services—0.4%
CBOE Holdings, Inc.	23,800	1,110,032
MSCI, Inc. (a)	21,778	724,554
NewStar Financial, Inc. (a) (b)	132,900	1,770,228

		3,604,814

Diversified Telecommunication Services—0.7%
Premiere Global Services, Inc. (a) (b)	70,800	854,556
tw telecom, Inc. (a)	208,700	5,872,818

		6,727,374

Electrical Equipment—0.8%
Acuity Brands, Inc. (b)	74,300	5,611,136
II-VI, Inc. (a)	91,300	1,484,538

		7,095,674

Electronic Equipment, Instruments & Components—1.5%
Anixter International, Inc. (a)	65,900	4,995,879
Coherent, Inc.	64,000	3,524,480
FEI Co.	38,400	2,802,816
Itron, Inc. (a)	31,400	1,332,302
RealD, Inc. (a) (b)	36,300	504,570
Trimble Navigation, Ltd. (a)	38,700	1,006,587

		14,166,634

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	67,500	3,513,375
Core Laboratories NV	28,600	4,337,476
Dawson Geophysical Co. (a) (b)	9,100	335,426
Dril-Quip, Inc. (a)	43,000	3,882,470
Gulf Island Fabrication, Inc. (b)	25,600	490,240
ION Geophysical Corp. (a) (b)	105,400	634,508
Oceaneering International, Inc.	57,800	4,173,160
Oil States International, Inc. (a)	53,200	4,928,448
Superior Energy Services, Inc. (a)	46,119	1,196,327
Tesco Corp. (a)	41,400	548,550
Unit Corp. (a)	22,700	966,566

		25,006,546

Food & Staples Retailing—0.5%
Susser Holdings Corp. (a) (b)	99,700	4,773,636

Food Products—1.3%
Dean Foods Co. (a)	52,400	$525,048
J&J Snack Foods Corp.	65,900	5,127,020
TreeHouse Foods, Inc. (a)	96,400	6,318,056

		11,970,124

Health Care Equipment & Supplies—3.0%
ArthroCare Corp. (a)	65,900	2,275,527
Cooper Cos., Inc. (The)	42,000	5,000,100
Edwards Lifesciences Corp. (a) (b)	7,800	524,160
HeartWare International, Inc. (a) (b)	18,400	1,750,024
ICU Medical, Inc. (a)	28,500	2,053,710
IDEXX Laboratories, Inc. (a) (b)	46,600	4,183,748
Masimo Corp. (b)	47,000	996,400
Meridian Bioscience, Inc. (b)	35,600	765,400
Orthofix International NV (a)	53,700	1,444,530
Sirona Dental Systems, Inc. (a)	86,700	5,711,796
Thoratec Corp. (a)	59,800	1,872,338
Volcano Corp. (a)	69,600	1,261,848

		27,839,581

Health Care Providers & Services—3.7%
Air Methods Corp. (b)	106,600	3,611,608
Bio-Reference Labs, Inc. (a) (b)	64,400	1,851,500
Catamaran Corp. (a)	45,388	2,211,303
Centene Corp. (a)	68,300	3,583,018
Chemed Corp. (b)	25,900	1,875,937
Corvel Corp. (a)	71,000	2,078,170
HealthSouth Corp. (a)	99,600	2,868,480
MEDNAX, Inc. (a)	50,000	4,579,000
MWI Veterinary Supply, Inc. (a) (b)	32,900	4,054,596
PharMerica Corp. (a)	16,200	224,532
Team Health Holdings, Inc. (a)	116,900	4,801,083
WellCare Health Plans, Inc. (a)	51,800	2,877,490

		34,616,717

Health Care Technology—0.3%
HMS Holdings Corp. (a) (b)	123,800	2,884,540

Hotels, Restaurants & Leisure—2.9%
Cheesecake Factory, Inc. (The) (b)	56,300	2,358,407
Choice Hotels International, Inc. (b)	77,100	3,060,099
Denny’s Corp. (a)	588,400	3,306,808
Panera Bread Co. - Class A (a) (b)	28,000	5,206,320
Red Robin Gourmet Burgers, Inc. (a)	56,000	3,090,080
Six Flags Entertainment Corp. (b)	171,500	6,029,940
Vail Resorts, Inc. (b)	53,800	3,309,776

		26,361,430

Household Durables—0.9%
iRobot Corp. (a) (b)	75,000	2,982,750
NACCO Industries, Inc. - Class A	12,697	727,284
Tempur Sealy International Inc. (a)	98,200	4,310,980

		8,021,014

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—0.3%
Amtrust Financial Services, Inc. (b)	81,299	$2,902,374

Internet & Catalog Retail—1.8%
HSN, Inc.	136,300	7,322,036
Liberty Ventures - Series A (a)	56,000	4,760,560
Shutterfly, Inc. (a) (b)	85,400	4,764,466

		16,847,062

Internet Software & Services—2.2%
Cornerstone OnDemand, Inc. (a)	108,900	4,714,281
j2 Global, Inc. (b)	67,300	2,860,923
MercadoLibre, Inc. (b)	47,200	5,086,272
Perficient, Inc. (a)	81,100	1,081,874
Sohu.com, Inc. (a)	11,700	720,954
ValueClick, Inc. (a)	124,800	3,080,064
WebMD Health Corp. (a) (b)	82,700	2,428,899

		19,973,267

IT Services—4.6%
Cardtronics, Inc. (a)	144,500	3,988,200
CoreLogic, Inc. (a)	107,000	2,479,190
Gartner, Inc. (a)	139,600	7,955,804
Genpact, Ltd.	55,600	1,069,744
Heartland Payment Systems, Inc. (b)	146,560	5,459,360
Jack Henry & Associates, Inc.	89,200	4,203,996
MAXIMUS, Inc.	117,700	8,766,296
TeleTech Holdings, Inc. (a)	46,400	1,087,152
Unisys Corp. (a) (b)	81,909	1,807,732
VeriFone Systems, Inc. (a) (b)	33,500	563,135
WEX, Inc. (a) (b)	61,700	4,732,390

		42,112,999

Leisure Equipment & Products—1.4%
Brunswick Corp. (b)	153,400	4,901,130
Polaris Industries, Inc. (b)	83,500	7,932,500

		12,833,630

Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc. - Class A (a)	21,100	2,367,420
Bruker Corp. (a)	114,200	1,844,330
Illumina, Inc. (a) (b)	23,700	1,773,708
Mettler-Toledo International, Inc. (a)	11,300	2,273,560
PAREXEL International Corp. (a)	78,900	3,624,666

		11,883,684

Machinery—6.9%
Actuant Corp. - Class A (b)	112,200	3,699,234
Chart Industries, Inc. (a) (b)	37,700	3,547,193
Graco, Inc.	64,400	4,070,724
Hyster-Yale Materials Handling, Inc.	34,894	2,190,994
IDEX Corp.	59,200	3,185,552
John Bean Technologies Corp.	46,400	974,864
Lincoln Electric Holdings, Inc.	103,800	5,944,626
Middleby Corp. (a)	50,700	8,623,563
Nordson Corp.	100,200	6,944,862

Machinery—(Continued)
Standex International Corp.	28,700	$1,513,925
Sun Hydraulics Corp.	51,300	1,604,664
Toro Co. (The)	125,200	5,685,332
Valmont Industries, Inc.	41,400	5,923,926
Wabtec Corp.	136,500	7,293,195
Woodward, Inc.	55,000	2,200,000

		63,402,654

Marine—0.7%
Kirby Corp. (a)	84,500	6,721,130

Media—2.0%
Digital Generation, Inc. (a) (b)	78,300	577,071
John Wiley & Sons, Inc. - Class A (b)	22,800	914,052
Liberty Media Corp. - Class A (a)	17,100	2,167,596
Live Nation Entertainment, Inc. (a)	226,400	3,509,200
Madison Square Garden Co. (The) -Class A (a)	136,300	8,075,775
Sirius XM Radio, Inc.	458,226	1,535,057
Starz - Class A (a)	91,300	2,017,730

		18,796,481

Metals & Mining—0.4%
Compass Minerals International, Inc. (b)	29,600	2,502,088
Stillwater Mining Co. (a) (b)	130,500	1,401,570

		3,903,658

Multiline Retail—0.2%
Big Lots, Inc. (a)	63,400	1,999,002

Oil, Gas & Consumable Fuels—3.0%
Bill Barrett Corp. (a) (b)	53,300	1,077,726
Clayton Williams Energy, Inc. (a) (b)	49,400	2,148,900
Contango Oil & Gas Co.	75,500	2,548,125
Delek U.S. Holdings, Inc.	50,000	1,439,000
Energy XXI Bermuda, Ltd. (b)	78,100	1,732,258
Gran Tierra Energy, Inc. (a) (b)	297,400	1,787,374
Halcon Resources Corp. (a) (b)	179,700	1,018,899
Northern Oil and Gas, Inc. (a) (b)	65,400	872,436
Oasis Petroleum, Inc. (a) (b)	87,400	3,397,238
Rosetta Resources, Inc. (a)	83,000	3,529,160
SemGroup Corp. - Class A	80,900	4,357,274
SM Energy Co.	65,100	3,904,698

		27,813,088

Paper & Forest Products—0.6%
Clearwater Paper Corp. (a)	29,500	1,388,270
KapStone Paper and Packaging Corp.	110,300	4,431,854

		5,820,124

Personal Products—1.2%
Herbalife, Ltd. (b)	56,800	2,563,952
Nu Skin Enterprises, Inc. - Class A	69,500	4,247,840
Prestige Brands Holdings, Inc. (a)	148,700	4,333,118

		11,144,910

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—2.6%
Akorn, Inc. (a) (b)	130,000	$1,757,600
Auxilium Pharmaceuticals, Inc. (a)	47,100	783,273
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	267,700	1,231,420
Cadence Pharmaceuticals, Inc. (a)	57,600	392,832
Jazz Pharmaceuticals plc (a)	61,400	4,220,022
Medicines Co. (The) (a) (b)	123,700	3,805,012
Nektar Therapeutics (a) (b)	84,300	973,665
Questcor Pharmaceuticals, Inc. (b)	65,900	2,995,814
Salix Pharmaceuticals, Ltd. (a)	64,900	4,293,135
ViroPharma, Inc. (a) (b)	107,900	3,091,335
XenoPort, Inc. (a) (b)	67,200	332,640

		23,876,748

Professional Services—1.3%
Advisory Board Co. (The) (a)	92,800	5,071,520
Exponent, Inc. (b)	35,900	2,122,049
Huron Consulting Group, Inc. (a) (b)	73,200	3,384,768
RPX Corp. (a)	69,600	1,169,280

		11,747,617

Real Estate Investment Trusts—0.9%
DuPont Fabros Technology, Inc. (b)	51,400	1,241,310
Sabra Health Care REIT, Inc.	76,333	1,993,055
Strategic Hotels & Resorts, Inc. (a)	174,000	1,541,640
Taubman Centers, Inc.	49,000	3,682,350

		8,458,355

Real Estate Management & Development—1.5%
Altisource Asset Management Corp. (a) (b)	6,120	1,652,400
Altisource Portfolio Solutions S.A. (a) (b)	54,500	5,127,360
Altisource Residential Corp. (a) (b)	28,700	479,003
Forest City Enterprises, Inc. - Class A (a)	182,600	3,270,366
Jones Lang LaSalle, Inc.	23,800	2,169,132
Kennedy-Wilson Holdings, Inc.	92,243	1,534,924

		14,233,185

Road & Rail—1.8%
Amerco, Inc.	19,100	3,092,290
Avis Budget Group, Inc. (a) (b)	126,100	3,625,375
Landstar System, Inc.	59,200	3,048,800
Old Dominion Freight Line, Inc. (a)	155,150	6,457,343

		16,223,808

Semiconductors & Semiconductor Equipment—3.0%
Amkor Technology, Inc. (a) (b)	110,900	466,889
Atmel Corp. (a)	129,900	954,765
Cabot Microelectronics Corp. (a)	27,900	920,979
Cavium, Inc. (a) (b)	116,400	4,117,068
Cypress Semiconductor Corp. (a) (b)	161,000	1,727,530
Diodes, Inc. (a)	96,100	2,495,717
Hittite Microwave Corp. (a)	64,200	3,723,600
Magnachip Semiconductor Corp. (a)	48,400	884,268
Microsemi Corp. (a)	119,800	2,725,450
Semtech Corp. (a)	82,000	2,872,460
Silicon Laboratories, Inc. (a)	33,300	1,378,953
Teradyne, Inc. (a) (b)	151,800	2,667,126

Semiconductors & Semiconductor Equipment—(Continued)
Ultratech, Inc. (a)	27,600	$1,013,472
Veeco Instruments, Inc. (a) (b)	42,800	1,515,976

		27,464,253

Software—8.1%
Actuate Corp. (a)	83,119	551,910
ANSYS, Inc. (a)	24,330	1,778,523
Aspen Technology, Inc. (a)	167,200	4,813,688
CommVault Systems, Inc. (a)	99,900	7,581,411
Computer Modelling Group, Ltd.	84,600	1,865,431
Concur Technologies, Inc. (a) (b)	60,900	4,956,042
FactSet Research Systems, Inc. (b)	43,200	4,403,808
Fortinet, Inc. (a)	152,200	2,663,500
Informatica Corp. (a)	109,900	3,844,302
MICROS Systems, Inc. (a) (b)	85,100	3,672,065
Monotype Imaging Holdings, Inc. (b)	76,105	1,933,828
Netscout Systems, Inc. (a)	131,900	3,078,546
Progress Software Corp. (a)	42,300	973,323
PTC, Inc. (a)	135,200	3,316,456
Rovi Corp. (a)	53,500	1,221,940
SolarWinds, Inc. (a)	72,800	2,825,368
Solera Holdings, Inc.	26,200	1,458,030
Sourcefire, Inc. (a) (b)	78,100	4,338,455
TIBCO Software, Inc. (a)	198,000	4,237,200
Tyler Technologies, Inc. (a)	100,100	6,861,855
Ultimate Software Group, Inc. (a)	69,800	8,186,842

		74,562,523

Specialty Retail—5.2%
Aaron’s, Inc.	111,200	3,114,712
Aeropostale, Inc. (a)	91,825	1,267,185
Ascena Retail Group, Inc. (a)	233,200	4,069,340
Buckle, Inc. (The) (b)	58,000	3,017,160
Chico’s FAS, Inc.	209,500	3,574,070
Children’s Place Retail Stores, Inc. (The) (a)	41,700	2,285,160
DSW, Inc. - Class A	88,100	6,472,707
Guess?, Inc. (b)	38,200	1,185,346
Hibbett Sports, Inc. (a) (b)	55,650	3,088,575
Monro Muffler Brake, Inc. (b)	141,700	6,808,685
Sally Beauty Holdings, Inc. (a)	245,600	7,638,160
Tractor Supply Co.	46,000	5,410,060

		47,931,160

Textiles, Apparel & Luxury Goods—2.1%
Deckers Outdoor Corp. (a) (b)	47,000	2,373,970
Fossil Group, Inc. (a)	27,249	2,815,094
Hanesbrands, Inc.	108,700	5,589,354
Iconix Brand Group, Inc. (a) (b)	91,000	2,676,310
PVH Corp.	43,685	5,462,809

		18,917,537

Thrifts & Mortgage Finance—0.6%
MGIC Investment Corp. (a) (b)	214,600	1,302,622
Ocwen Financial Corp. (a) (b)	58,400	2,407,248
Radian Group, Inc. (b)	148,000	1,719,760

		5,429,630

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc. (a) (b)	105,300	$3,988,764
United Rentals, Inc. (a) (b)	93,932	4,688,146

		8,676,910

Wireless Telecommunication Services—0.3%
SBA Communications Corp. - Class A (a)	31,000	2,297,720

Total Common Stocks (Cost $704,205,898)		922,435,589

Short-Term Investments—26.4%

Mutual Funds—26.4%
State Street Navigator Securities Lending MET Portfolio (c)	238,777,488	238,777,488
T. Rowe Price Government Reserve Investment Fund (d)	5,102,999	5,102,999

Total Short-Term Investments (Cost $243,880,487)		243,880,487

Total Investments—126.2% (Cost $948,086,385) (e)		1,166,316,076
Other assets and liabilities (net)—(26.2)%		(242,415,680)

Net Assets—100.0%		$923,900,396

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $229,928,640 and the collateral received consisted of cash in the amount of $238,777,488 and non-cash collateral with a value of $593,097. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2013, the aggregate cost of investments was $948,086,385. The aggregate unrealized appreciation and depreciation of investments were $244,202,882 and $(25,973,191), respectively, resulting in net unrealized appreciation of $218,229,691.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$922,435,589	$—	$—	$922,435,589
Total Short-Term Investments*	243,880,487	—	—	243,880,487
Total Investments	$1,166,316,076	$—	$—	$1,166,316,076

Collateral for securities loaned (Liability)	$—	$(238,777,488)	$—	$(238,777,488)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,161,213,077
Affiliated investments at value (c)	5,102,999
Cash	74,005
Cash denominated in foreign currencies (d)	15,727
Receivable for:
Investments sold	3,105,523
Fund shares sold	309,207
Dividends	166,713
Dividends on affiliated investments	136

Total Assets	1,169,987,387
Liabilities
Payables for:
Investments purchased	6,275,055
Fund shares redeemed	444,603
Collateral for securities loaned	238,777,488
Accrued Expenses:
Management fees	341,558
Distribution and service fees	66,174
Deferred trustees’ fees	35,671
Other expenses	146,442

Total Liabilities	246,086,991

Net Assets	$923,900,396

Net Assets Consist of:
Paid in surplus	$689,926,115
Undistributed net investment income	58,959
Accumulated net realized gain	15,686,168
Unrealized appreciation on investments and foreign currency transactions	218,229,154

Net Assets	$923,900,396

Net Assets
Class A	$596,726,250
Class B	311,522,059
Class E	15,652,087
Capital Shares Outstanding*
Class A	31,197,335
Class B	16,978,229
Class E	841,931
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.13
Class B	18.35
Class E	18.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $942,983,386.
(b)	Includes securities loaned at value of $229,928,640.
(c)	Identified cost of affiliated investments was $5,102,999.
(d)	Identified cost of cash denominated in foreign currencies was $16,264.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$1,614,971
Dividends from affiliated investments	1,552
Securities lending income	797,283

Total investment income	2,413,806
Expenses
Management fees	1,930,737
Administration fees	8,041
Custodian and accounting fees	60,167
Distribution and service fees—Class B	375,599
Distribution and service fees—Class E	11,444
Audit and tax services	17,005
Legal	11,795
Trustees’ fees and expenses	16,044
Shareholder reporting	62,752
Insurance	875
Miscellaneous	5,680

Total expenses	2,500,139
Less management fee waiver	(112,974)
Less broker commission recapture	(2,644)

Net expenses	2,384,521

Net Investment Income	29,285

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	18,958,910
Futures contracts	(1,560,081)
Foreign currency transactions	(922)

Net realized gain	17,397,907

Net change in unrealized appreciation (depreciation) on:
Investments	100,528,230
Foreign currency transactions	(482)

Net change in unrealized appreciation	100,527,748

Net realized and unrealized gain	117,925,655

Net Increase in Net Assets From Operations	$117,954,940

(a)	Net of foreign withholding taxes of $6,996.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,285	$2,640,862
Net realized gain	17,397,907	50,548,731
Net change in unrealized appreciation	100,527,748	35,928,165

Increase in net assets from operations	117,954,940	89,117,758

From Distributions to Shareholders
Net investment income
Class A	(2,084,759)	0
Class B	(435,146)	0
Class E	(34,617)	0
Net realized capital gains
Class A	(32,210,993)	(27,467,785)
Class B	(17,679,828)	(28,726,678)
Class E	(883,139)	(1,518,493)

Total distributions	(53,328,482)	(57,712,956)

Increase in net assets from capital share transactions	181,637,489	99,799,343

Total increase in net assets	246,263,947	131,204,145

Net Assets
Beginning of period	677,636,449	546,432,304

End of period	$923,900,396	$677,636,449

Undistributed Net Investment Income
End of period	$58,959	$2,584,196

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,752,147	$187,695,689	7,162,096	$121,338,969
Reinvestments	1,939,805	34,295,752	1,635,961	27,467,785
Redemptions	(2,565,356)	(49,275,740)	(2,546,185)	(43,800,643)

Net increase	9,126,596	$172,715,701	6,251,872	$105,006,111

Class B
Sales	931,624	$16,918,747	1,693,551	$28,380,354
Reinvestments	1,067,470	18,114,974	1,777,641	28,726,678
Redemptions	(1,439,370)	(26,245,530)	(3,699,866)	(61,593,421)

Net increase (decrease)	559,724	$8,788,191	(228,674)	$(4,486,389)

Class E
Sales	61,193	$1,133,164	97,688	$1,666,818
Reinvestments	53,389	917,756	92,874	1,518,493
Redemptions	(103,195)	(1,917,323)	(233,792)	(3,905,690)

Net increase (decrease)	11,387	$133,597	(43,230)	$(720,379)

Increase derived from capital shares transactions		$181,637,489		$99,799,343

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$17.53		$16.68	$16.39	$12.15		$9.05	$17.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.10	(0.02)	0.00	(b)	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.76		2.52	0.31	4.24		3.41	(5.33)

Total from investment operations	2.77		2.62	0.29	4.24		3.42	(5.30)

Less Distributions
Distributions from net investment income	(0.07)		0.00	0.00	0.00		(0.04)	0.00
Distributions from net realized capital gains	(1.10)		(1.77)	0.00	0.00		(0.28)	(2.91)

Total distributions	(1.17)		(1.77)	0.00	0.00		(0.32)	(2.91)

Net Asset Value, End of Period	$19.13		$17.53	$16.68	$16.39		$12.15	$9.05

Total Return (%) (c)	16.34	(d)	16.18	1.77	34.90		38.97	(36.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.55	0.55	0.57		0.62	0.59
Net ratio of expenses to average net assets (%) (f)	0.50	(e)	0.52	0.53	0.55		0.60	0.57
Ratio of net investment income (loss) to average net assets (%)	0.11	(e)	0.56	(0.09)	0.02		0.14	0.23
Portfolio turnover rate (%)	13	(d)	26	29	33		28	73
Net assets, end of period (in millions)	$596.7		$387.0	$263.8	$281.0		$218.7	$170.2

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.84		$16.12	$15.89	$11.80	$8.79	$16.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.04	(0.06)	(0.03)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.65		2.45	0.29	4.12	3.31	(5.20)

Total from investment operations	2.64		2.49	0.23	4.09	3.30	(5.19)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.10)		(1.77)	0.00	0.00	(0.28)	(2.91)

Total distributions	(1.13)		(1.77)	0.00	0.00	(0.29)	(2.91)

Net Asset Value, End of Period	$18.35		$16.84	$16.12	$15.89	$11.80	$8.79

Total Return (%) (c)	16.18	(d)	15.91	1.45	34.66	38.63	(36.32)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.80	0.80	0.82	0.87	0.84
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.77	0.78	0.80	0.85	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.15	)(e)	0.25	(0.34)	(0.22)	(0.11)	0.10
Portfolio turnover rate (%)	13	(d)	26	29	33	28	73
Net assets, end of period (in millions)	$311.5		$276.5	$268.4	$266.0	$189.6	$138.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$17.06		$16.29	$16.04	$11.91	$8.87		$17.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	0.06	(0.04)	(0.02)	(0.00	)(b)	0.01
Net realized and unrealized gain (loss) on investments	2.67		2.48	0.29	4.15	3.34		(5.23)

Total from investment operations	2.67		2.54	0.25	4.13	3.34		(5.22)

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00	0.00	(0.02)		0.00
Distributions from net realized capital gains	(1.10)		(1.77)	0.00	0.00	(0.28)		(2.91)

Total distributions	(1.14)		(1.77)	0.00	0.00	(0.30)		(2.91)

Net Asset Value, End of Period	$18.59		$17.06	$16.29	$16.04	$11.91		$8.87

Total Return (%) (c)	16.19	(d)	16.06	1.56	34.68	38.78		(36.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.70	0.70	0.72	0.77		0.74
Net ratio of expenses to average net assets (%) (f)	0.65	(e)	0.67	0.68	0.70	0.75		0.72
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(e)	0.34	(0.24)	(0.14)	(0.01)		0.09
Portfolio turnover rate (%)	13	(d)	26	29	33	28		73
Net assets, end of period (in millions)	$15.7		$14.2	$14.2	$16.3	$12.8		$10.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16 through April 18, 2013, the Portfolio had bought and sold $88,744,295 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $(1,560,081) which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$234,429,823	$0	$104,689,764

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $43,389,373 which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$1,930,737	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), an affiliate of the Fund, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in securities of affiliated issuers during the six months ended June 30, 2013 was as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Realized Gain on shares sold	Income for the period ended June 30, 2013
T. Rowe Price Government Reserve Investment Fund	3,877,723	50,202,638	(48,977,362)	5,102,999	$0	$1,552

8. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$—	$57,712,956	$—	$—	$—	$57,712,956	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,912,651	$46,357,884	$116,116,705	$—	$—	$169,387,240

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -4.65% and -4.78%. The Portfolio’s benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index1, returned 1.87%.

MARKET ENVIRONMENT/CONDITIONS

Markets continued to focus on both monetary and fiscal policy initiatives globally. Developed market central banks like the U.S. Federal Reserve, the European Central Bank and Bank of Japan all continued to contribute to a highly accommodative monetary policy backdrop. In emerging markets, slower growth (Brazil, Russia, India, China, in particular), elevated inflation levels and weakening currencies have reduced forward looking growth expectations. In this backdrop, sectors leveraged to emerging market and global growth have lagged—such as resource sectors.

During the semi-annual period, precious metals were the weakest, with gold bullion prices dropping 26.3% to end June 2013 at $1235 per ounce. A rally in risk assets globally, falling inflation expectations, U.S. dollar strength and a rally in real interest rates toward the end of the period all combined to spur liquidation in gold. Stocks of gold mining companies fell even more dramatically, based on commodity weakness, poor first quarter earnings results and issues with lower production levels and higher operating costs. Base metals were also weak during the first half, pressured by greater inventory levels and particularly concerns regarding dampened demand from China and emerging markets. West Texas Intermediate (WTI) crude oil prices increased 5.2% to end June at $96.56 per barrel. Energy shares performed well during the first half of the year with indices related to oil service companies and exploration and production companies. Grains prices trended lower during the first half as aggressive planting and decent weather brought expectations that the upcoming crop would ease the balance sheet tightness that resulted from last year’s drought.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The key aspect of the Portfolio that detracted from performance relative to its benchmark index was an overweight position and stock selection in Diversified Metals and Mining and Gold Mining. Such detractors were partially offset by effective stock selection in several energy sub-sectors, including Oil & Gas Exploration and Production, and Oil & Gas Drilling.

The three weakest-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were Diversified Metals and Mining, Steel and Gold.

The three strongest positive-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were Oil & Gas Exploration and Production, Precious Metals & Minerals, and Oil & Gas Drilling. Within both Oil and Gas sub-sectors mentioned above, both an overweight allocation and stock selection contributed to performance.

The Portfolio’s weakest contributors include Diversified Metals and Mining and Gold Mining companies. Copper-focused First Quantum Minerals (Canada) saw its shares decline on the drop in copper prices as well as developments that may lead to some delays in the Sentinel copper project in Zambia. Gold miner Newmont Mining’s shares dropped, as weakness was seen in the Gold Mining sector broadly, driven by falling gold prices. Newmont Mining’s shares were additionally pressured by weak first quarter earnings results driven by lower than expected production and higher operating costs. Diversified natural resources company Glencore Xstrata’s (Switzerland) shares traded lower on the back of weakness in base metal and coal prices. The merger between Glencore and Xstrata was completed during the second quarter.

The Portfolio’s strongest contributors include mainly energy-related companies. Shares of oil and gas exploration and production company Pioneer Natural Resources gained as the company beat first quarter earnings expectations on strong production in the Eagle Ford basin and Spraberry/Wolfcamp shale. Shares of oilfield services giant Halliburton appreciated on improving earnings expectations, rising margins on its North American operations and its boosted dividend and intentions to more aggressively buy back shares. Oil & Gas Exploration and Production company Anadarko Petroleum saw its shares advance on improved production guidance and on a positive update regarding its Shenandoah well, which produced one of the largest discoveries in the Gulf of Mexico for the company.

The Portfolio’s largest purchases during the period were exploration and production company EOG Resources, agricultural storage, processing and merchandizer Archer-Daniels-Midland, and oil services company Superior Energy Services. The Portfolio’s largest sales during the period were diversified metals and mining companies Rio Tinto (U.K.) and BHP Billiton (U.K.) and refining and marketing firm Western Refining. We reduced our overall exposure to Diversified Metals and Mining and Mining due to slowing emerging market growth and weakness in base metal and bulk commodity prices.

During the six-month period, we increased the Portfolio’s position in the Agriculture Products sub-sector relative to the benchmark. We significantly reduced the Portfolio’s positions in both the Diversified Metals and Mining and Gold sub-sectors. We also reduced the Portfolio’s cash position, adding to or initiating Portfolio positions on broad weakness in the commodities market. Within Energy, we increased the Portfolio’s allocation to oil and gas exploration and production companies, with a focus on specific oil and gas acreage plays that in our view have attractive economics and/or have strong shale positions. We also increased Portfolio exposure to oil and gas services companies, as we expect shale oil activity to expand.

The Portfolio remained underweight relative to the benchmark in the Energy sector overall at the end of the six-month period, but maintained one of the Portfolio’s highest historical energy allocations. Within Energy, the Portfolio was overweight Oil & Gas Equipment and Services, Oil & Gas Drilling, and Oil & Gas Exploration and

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

Production sub-sectors. The Portfolio was underweight Oil and Gas Marketing and Refining. The Portfolio was overweight relative to the benchmark in the Diversified Metals and Mining and Agriculture Products sub-sectors.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2013

	6 Months	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-4.65	6.29	10.55
Class B	-4.78	6.04	9.98
S&P North American Natural Resources Sector Index	1.87	10.63	10.26

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Anadarko Petroleum Corp.	5.4
Pioneer Natural Resources Co.	4.8
Marathon Oil Corp.	4.7
Schlumberger, Ltd.	4.3
Halliburton Co.	4.1
Concho Resources, Inc.	3.8
Glencore International plc	3.7
Cimarex Energy Co.	3.6
Occidental Petroleum Corp.	3.3
Cameron International Corp.	3.3

Top Sectors

% of Long Term Investments
Energy	76.8
Materials	18.4
Industrials	3.4
Consumer Staples	1.4

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.80%	$1,000.00	$953.50	$3.87
	Hypothetical*	0.80%	$1,000.00	$1,020.77	$4.01

Class B(a)	Actual	1.05%	$1,000.00	$952.20	$5.08
	Hypothetical*	1.05%	$1,000.00	$1,019.52	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stock—94.0% of Net Assets

Security Description	Shares	Value

Chemicals—2.0%
Agrium, Inc. (a)	105,100	$9,139,496
The Mosaic Co.	198,800	10,697,428

		19,836,924

Construction & Engineering—0.7%
Jacobs Engineering Group, Inc. (a) (b)	135,500	7,470,115

Energy Equipment & Services—25.5%
Cameron International Corp. (b)	550,100	33,644,116
Diamond Offshore Drilling, Inc.	359,700	24,743,763
Dril-Quip, Inc. (a) (b)	283,400	25,588,186
Ensco plc	364,000	21,155,680
Halliburton Co.	1,004,600	41,911,912
National Oilwell Varco, Inc.	486,600	33,526,740
Noble Corp.	380,900	14,314,222
Schlumberger, Ltd.	613,500	43,963,410
Superior Energy Services, Inc. (b)	397,500	10,311,150
Weatherford International, Ltd. (b)	774,300	10,607,910

		259,767,089

Food Products—1.3%
Archer-Daniels-Midland Co.	389,300	13,201,163

Machinery—1.4%
Cummins, Inc.	126,900	13,763,574

Metals & Mining—14.2%
African Minerals, Ltd. (b)	412,448	1,181,450
African Minerals, Ltd. (London Traded Shares) (b)	345,050	1,000,253
Eldorado Gold Corp.	1,079,000	6,668,220
First Quantum Minerals, Ltd.	1,946,500	28,872,682
Glencore Xstrata plc (b)	9,021,337	37,528,399
Goldcorp, Inc.	461,200	11,405,476
Kinross Gold Corp.	1,148,904	5,859,410
New Gold, Inc. (b)	1,514,900	9,725,658
Newmont Mining Corp.	545,800	16,346,710
Randgold Resources, Ltd. (ADR)	186,200	11,926,110
Steel Dynamics, Inc.	492,700	7,346,157
United States Steel Corp. (a)	397,700	6,971,681

		144,832,206

Oil, Gas & Consumable Fuels—47.4%
Afren plc (b)	7,883,401	15,432,022
Alpha Natural Resources, Inc. (a) (b)	255,720	1,339,973
Anadarko Petroleum Corp.	634,750	54,544,068
Cimarex Energy Co.	562,800	36,576,372
Cloud Peak Energy, Inc. (a) (b)	304,700	5,021,456
Concho Resources, Inc. (a) (b)	465,550	38,975,846
Consol Energy, Inc.	617,800	16,742,380
Diamondback Energy, Inc. (a) (b)	300,200	10,002,664
EOG Resources, Inc.	177,400	23,360,032
Green Plains Renewable Energy, Inc. (a) (b)	139,600	1,859,472
Gulfport Energy Corp. (b)	198,800	9,357,516
Halcon Resources Corp. (a) (b)	1,397,100	7,921,557
HollyFrontier Corp.	565,200	24,179,256

Oil, Gas & Consumable Fuels—(Continued)
Marathon Oil Corp.	1,383,700	$47,848,346
Newfield Exploration Co. (b)	528,900	12,635,421
Occidental Petroleum Corp.	380,900	33,987,707
Ophir Energy plc (a) (b)	2,156,303	11,652,479
Pioneer Natural Resources Co. (a)	334,300	48,389,925
Scorpio Tankers, Inc. (b)	426,600	3,830,868
Seadrill, Ltd.	626,324	25,516,440
SM Energy Co.	456,900	27,404,862
Tesoro Corp.	292,000	15,277,440
Whiting Petroleum Corp. (b)	232,800	10,729,752

		482,585,854

Paper & Forest Products—1.5%
Louisiana-Pacific Corp. (b)	1,041,000	15,396,390

Total Common Stock (Identified Cost $992,242,943)		956,853,315

Mutual Funds—1.0%

Exchange Traded Funds—1.0%
SPDR Gold Trust (a) (b)	80,300	9,567,745

Total Mutual Funds (Identified Cost $11,592,231)		9,567,745

Warrants—0.0%

Metals & Mining—0.0%
Kinross Gold Corp. (b)	29,480	2,382

Total Warrants (Identified Cost $140,490)		2,382

Short Term Investments—14.3%

Mutual Funds—14.3%
AIM STIT-STIC Prime Portfolio	60,872,566	60,872,566
State Street Navigator Securities Lending MET Portfolio (c)	84,588,058	84,588,058

Total Short Term Investments (Identified Cost $145,460,624)		145,460,624

Total Investments—109.3% (Identified Cost $1,149,436,288) (d)		1,111,884,066
Liabilities in excess of other assets		(94,259,160)

Net Assets—100.0%		$1,017,624,906

(a)	All or a portion of the security was on loan. As of June 30, 2013, the market value of securities loaned was $82,734,321 and the collateral received consisted of cash in the amount of $84,588,058 and non-cash collateral with a value of $177,841. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,149,436,288. The aggregate unrealized appreciation and depreciation of investments was $88,652,392 and $(126,204,614), respectively, resulting in net unrealized depreciation of $(37,552,222).
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Chemicals	$19,836,924	$—	$—	$19,836,924
Construction & Engineering	7,470,115	—	—	7,470,115
Energy Equipment & Services	259,767,089	—	—	259,767,089
Food Products	13,201,163	—	—	13,201,163
Machinery	13,763,574	—	—	13,763,574
Metals & Mining	106,303,554	38,528,652	—	144,832,206
Oil, Gas & Consumable Fuels	455,501,353	27,084,501	—	482,585,854
Paper & Forest Products	15,396,390	—	—	15,396,390
Total Common Stock	891,240,162	65,613,153	—	956,853,315
Total Exchange Traded Funds*	9,567,745	—	—	9,567,745
Total Warrants*	2,382	—	—	2,382
Total Short Term Investments*	145,460,624	—	—	145,460,624
Total Investments	$1,046,270,913	$65,613,153	$—	$1,111,884,066

Collateral for Securities Loaned (Liability)	$—	$(84,588,058)	$—	$(84,588,058)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,111,884,066
Cash	19,040
Cash denominated in foreign currencies (c)	6,138,129
Receivable for:
Fund shares sold	362,032
Dividends and interest	1,120,774

Total Assets	1,119,524,041
Liabilities
Payable for:
Investments purchased	16,237,884
Fund shares redeemed	232,730
Collateral for securities loaned	84,588,058
Accrued expenses:
Management fees	661,463
Distribution and service fees	33,477
Deferred trustees’ fees	35,671
Other expenses	109,852

Total Liabilities	101,899,135

Net Assets	$1,017,624,906

Net assets consist of:
Paid-in surplus	$1,093,939,735
Overdistributed net investment income	(748,105)
Accumulated net realized losses	(37,775,146)
Unrealized depreciation on investments and foreign currency transactions	(37,791,578)

Net Assets	$1,017,624,906

Net Assets
Class A	$860,093,960
Class B	157,530,946
Capital Shares Outstanding*
Class A	70,472,039
Class B	12,970,553
Net Asset Value, Offering and Redemption Price Per Share
Class A	$12.20
Class B	12.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,149,436,288.
(b)	Includes securities on loan with a value of $82,734,321.
(c)	Identified cost of cash denominated in foreign currencies was $6,377,733.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$8,010,985
Securities lending income	135,158
Interest	30,092

Total investment income	8,176,235
Expenses
Management fees	4,001,472
Distribution and service fees—Class B	207,444
Administration fees	7,111
Trustees’ fees and expenses	16,044
Custodian and accounting	69,347
Audit and tax services	22,670
Legal	11,795
Shareholder reporting	24,632
Insurance	888
Miscellaneous	7,463

Total expenses	4,368,866
Less broker commission recapture	(31,972)
Less management fee waivers	(61,750)

Net expenses	4,275,144

Net Investment Income	3,901,091

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(35,364,888)
Foreign currency transactions	5,223

Net realized loss	(35,359,665)

Net change in unrealized depreciation on:
Investments	(13,571,104)
Foreign currency transactions	(483,988)

Net change in unrealized depreciation	(14,055,092)

Net realized and unrealized loss	(49,414,757)

Net Decrease in Net Assets From Operations	$(45,513,666)

(a)	Net of foreign taxes of $83,967.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,901,091	$8,719,283
Net realized loss	(35,359,665)	(969,402)
Net change in unrealized appreciation (depreciation)	(14,055,092)	23,458,145

Increase (decrease) in net assets from operations	(45,513,666)	31,208,026

From Distributions to Shareholders
Net investment income
Class A	(8,129,244)	0
Class B	(1,089,226)	0
Net realized capital gain
Class A	0	(52,987,301)
Class B	0	(11,368,332)

Total distributions	(9,218,470)	(64,355,633)

Increase in net assets from capital share transactions	79,236,543	177,600,606

Total increase in net assets	24,504,407	144,452,999

Net Assets
Beginning of the period	993,120,499	848,667,500

End of the period	$1,017,624,906	$993,120,499

Undistributed (Overdistributed) Net Investment Income
End of the period	$(748,105)	$4,569,274

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,431,583	$80,073,363	10,241,510	$128,869,403
Reinvestments	680,841	8,129,244	4,063,443	52,987,301
Redemptions	(759,597)	(9,986,503)	(1,659,535)	(22,122,249)

Net increase	6,352,827	$78,216,104	12,645,418	$159,734,455

Class B
Sales	1,232,434	$15,694,572	2,753,099	$34,272,305
Reinvestments	91,609	1,089,226	875,835	11,368,332
Redemptions	(1,214,259)	(15,763,359)	(2,125,642)	(27,774,486)

Net increase	109,784	$1,020,439	1,503,292	$17,866,151

Increase derived from capital share transactions		$79,236,543		$177,600,606

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$12.91		$13.52	$18.06	$15.05	$9.71	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.13	0.04	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.64)		0.25	(2.56)	4.19	5.34	(0.31)

Total from Investment Operations	(0.59)		0.38	(2.52)	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.12)		0.00	(0.24)	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	0.00		(0.99)	(1.78)	(1.11)	0.00	0.00

Total Distributions	(0.12)		(0.99)	(2.02)	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$12.20		$12.91	$13.52	$18.06	$15.05	$9.71

Total Return (%) (c)	(4.65	)(d)	2.80	(16.45)	29.39	55.19	(2.90	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.82	0.82	0.84	0.85	1.09	(e)
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	N/A	N/A	0.84	0.85	1.00	(e)
Ratio of net investment income to average net assets (%)	0.80	(e)	0.98	0.25	0.10	0.07	1.07	(e)
Portfolio turnover rate (%)	15	(d)	23	42	72	101	125	(e)
Net assets, end of period (in millions)	$860.1		$828.1	$695.7	$575.6	$426.4	$249.7

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009(a)
Net Asset Value, Beginning of Period	$12.83		$13.47	$18.01	$15.03	$10.61

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.03		0.09	0.00 (g)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.62)		0.26	(2.55)	4.15	4.46

Total from Investment Operations	(0.59)		0.35	(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	(0.09)		0.00	(0.21)	(0.05)	0.00
Distributions from net realized capital gains	0.00		(0.99)	(1.78)	(1.11)	0.00

Total Distributions	(0.09)		(0.99)	(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$12.15		$12.83	$13.47	$18.01	$15.03

Total Return (%) (c)	(4.78	)(d)	2.58	(16.67)	29.02	41.66	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(e)	1.07	1.07	1.09	1.10	(e)
Net ratio of expenses to average net assets (%) (f)	1.05	(e)	N/A	N/A	1.09	1.10	(e)
Ratio of net investment income (loss) to average net assets (%)	0.54	(e)	0.72	0.01	(0.09)	(0.47	)(e)
Portfolio turnover rate (%)	15	(d)	23	42	72	101
Net assets, end of period (in millions)	$157.5		$165.1	$153.0	$108.0	$24.9

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net ratio of expenses to average net assets in 2013 includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements. Net ratio of expenses to average net assets for the period 2008 through 2010 includes the effect of an expense limitation agreement which expired during 2010.
(g)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sale occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), broker recapture reclasses, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had no investments in repurchase agreements.

Directed Brokerage Agreement - The Fund has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under the Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$248,293,524	$0	$145,221,335

During the six months ended June 30, 2013, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $14,084,042 and are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$4,001,472	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	On amounts over $500 million and under $1 billion

Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$6,312,388	$33,892,954	$58,043,245	$43,408,548	$—	$—	$64,355,633	$77,301,502

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,188,117	$—	$(29,138,621)	$—	$(1,592,495)	$(21,542,999)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment accumulated short term capital losses equal to $1,592,495 and no pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -1.16%, -1.28%, and -1.18%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.44%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. economic recovery continued at a subdued pace over the first half of 2013. Economic growth has remained positive yet middling. The first quarter of 2013 annualized gross domestic product (“GDP”) growth rate was finalized at 1.8%, down from its previous estimate of 2.4%. GDP growth during the fourth quarter of 2012, which was finalized in April 2013, was only slightly positive at 0.4%. Overseas, Europe avoided falling back into crisis. The European Central Bank’s increased support from late 2012 helped contain sovereign yields which had threatened to skyrocket. Still, stress remains. Much of Europe remains mired in recession and high unemployment. February 2013 elections in Italy proved chaotic. Banks in the small island nation of Cyprus had to be rescued in March 2013 and sparked concerns of contagion. Continued tensions in Syria and renewed ones in Egypt have sparked concern but have not had a large impact on global markets.

The Federal Reserve (the “Fed”) remained highly accommodative and repeatedly indicated its intent to continue to do so. It kept the Fed target interest rate within a range of 0% to 0.25%, as expected. The Fed announced that it may begin to taper its $85 billion per month of quantitative easing-related asset purchases sooner than markets had anticipated, perhaps as early as September 2013. U.S. Treasury (“UST”) rates surged over May and June in reaction; the 10-year UST gained almost 100 basis points (bps) over the period to reach a year-to-date high of 2.60% in late June. The Fed attempted to emphasize that tapering decisions will be data-dependent—if the economy continues to improve then the prospect of tapering in the fall of 2013 may increase. However, the Fed has noted that the unemployment rate, which ended the period at 7.6% (above the Fed’s stated 6.5% threshold rate for tapering) actually overstates the health of the economy.

Despite the Fed’s ongoing balance sheet expansion via quantitative easing, inflation has remained subdued over the first six months of 2013 and has actually been on a downward trend. The non-seasonally adjusted headline inflation rate, the inflation rate that U.S. Treasury Inflation-Protected Securities (“TIPS”) use to adjust their par value and coupon payments, experienced two monthly declines so far in 2013 while averaging monthly increases of just 0.2%. On a year-over-year basis, headline inflation started the period at 1.7% and ended at 1.4%. This is at the low end of the Fed’s preferred inflation range. The Personal Consumption Expenditures (PCE) Price Index, the Fed’s preferred inflation indicator, ended June at a low 1.0%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark during the six month period ending June 30, 2013. The economy managed to continue its languid recovery over the period despite the detrimental impact of the sequestration and subsequent fiscal tightening. The crisis remained largely at bay and domestic GDP maintained an uninspiring yet positive annualized growth rate. While the performance of major fixed income sectors was mixed over the period, the High Yield sector generated healthy positive returns which helped to generate positive results.

An overweight exposure to high yield securities was the main positive contributor to returns as default rates remained low and investors continued to seek opportunities to generate yield. Spreads on high yield bonds decreased by 19 bps over the period to end at 492 bps over UST. Yields on the sector increased by 53 bps. We opportunistically added to this sector over the period, using advantageous market conditions to buy.

The Portfolio’s non-Agency Mortgage-Backed Security (“MBS”) allocation was a solid positive contributor to performance over the period as the sector benefited from positive carry, generally advantageous market technicals, and continued coupon and principal payments. Low inventories have helped push up home prices and historically low mortgage rates have also encouraged home sales for those who are able to qualify for new mortgages. The S&P/Case-Schiller 20-City Composite Home Price Index indicated that home prices accelerated from a 5.6% year-over-year (“YoY”) rate in January to a 12.0% YoY rate in June.

Investment grade credit spreads slightly increased over the period ending at 152 bps over UST, and the Portfolio’s allocation to Financials and Utilities aided performance. At period end, we continued to favor Financials and certain Industrials names, which remain discounted by the market, albeit currently to a lesser degree than at the beginning of the period.

With regards to the other spread sectors, we slightly decreased the Portfolio’s exposure to agency mortgages to a meaningful underweight. We focused on selecting coupon stacks which avoided overstated risks of government sponsored mortgage refinancing and decreasing prepayment risk. This strategic issue selection helped contribute to performance. The Commercial Mortgage-Backed sector underperformed during the period; however, the Portfolio’s slightly underweight stance to this sector resulted in a minimal detraction from performance due to issue selection.

Overall, foreign currency exposure in the Portfolio slightly added to performance. Exposure to the Australian dollar, Mexican peso, and Canadian dollar was positive. Exposure to the Brazilian real, Japanese yen, and Singapore dollar detracted from returns. Other currency exposure had minimal impact on performance.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

The Portfolio’s overall tactical duration positioning had a positive impact on performance as rates ended the period much higher. Yield curve positioning, on the other hand, slightly detracted as we held an underweight exposure to the short end of the yield curve and an overweight position to long-dated securities as a hedge against adverse credit conditions.

At period end, we maintained our increased exposure to the High Yield sector as we believed high yield valuations were very attractive. We increased the Portfolio’s exposure to Emerging Market securities (focused on U.S. dollar corporate and local markets) as we continued to see value as Emerging Markets fundamentals remain relatively strong. We slightly decreased the Portfolio’s sector exposure in agency mortgages and continued to emphasize coupon selection, to reduce prepayment risk. We believed that potential returns for the MBS sector remained more heavily skewed to the upside, especially as delinquency rates and home prices improve. As such, we maintained exposure to this sector. We have maintained a slightly short duration position, which we may tactically adjust. At period end, we held an underweight exposure to the short end of the yield curve and an overweight position to long-dated securities as a hedge against periodic flights to safety.

Stephen A. Walsh

Carl L. Eichstaedt

Mark S. Lindbloom

Michael Buchanan

Keith J. Gardner

Christopher Orndorff

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-1.16	4.52	8.79	6.24
Class B	-1.28	4.27	8.52	5.97
Class E	-1.18	4.37	8.63	6.07
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
Mexican Bonos	5.3
Fannie Mae 30 Yr. Pool	4.1
Russian Federal Bond	2.5
Turkey Government Bond	2.4
Ginnie Mae II 30 Yr. Pool	2.0
Government National Mortgage Association (CMO)	1.5
Brazil Notas do Tesouro Nacional	1.5
U.S. Treasury Bonds	1.4
Venezuela Government International Bond	1.4
Freddie Mac 30 Yr. Gold Pool	1.2

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	53.5
U.S. Treasury & Government Agencies	16.2
Foreign Government	14.6
Mortgage-Backed Securities	8.8
Asset-Backed Securities	4.4
Preferred Stocks	0.8
Municipals	0.8
Purchased Options	0.5
Common Stocks	0.3
Floating Rate Loans	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.61%	$1,000.00	$988.40	$3.01
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B(a)	Actual	0.86%	$1,000.00	$987.20	$4.24
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E(a)	Actual	0.76%	$1,000.00	$988.20	$3.75
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—53.2% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance UK 8.000%, 09/15/14	230,000	$248,218

Aerospace/Defense—0.5%
Boeing Co. (The) 4.875%, 02/15/20	540,000	616,399
6.000%, 03/15/19	50,000	59,526
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	3,000,000	3,210,000
Raytheon Co. 3.125%, 10/15/20 (a)	30,000	30,188
United Technologies Corp. 4.500%, 06/01/42	360,000	354,997

		4,271,110

Agriculture—0.9%
Alliance One International, Inc. 10.000%, 07/15/16	4,500,000	4,601,250
Altria Group, Inc. 4.750%, 05/05/21	890,000	953,155
8.500%, 11/10/13	470,000	482,874
Imperial Tobacco Finance plc 2.050%, 02/11/18 (144A)	560,000	550,471
Lorillard Tobacco Co. 8.125%, 06/23/19	390,000	477,898
Philip Morris International, Inc. 2.500%, 08/22/22 (a)	440,000	406,222
2.900%, 11/15/21	640,000	621,483
Reynolds American, Inc. 3.250%, 11/01/22	270,000	250,991
6.750%, 06/15/17 (a)	325,000	376,604

		8,720,948

Airlines—0.6%
Delta Air Lines Pass-Through Trust 6.821%, 02/10/24	577,981	653,407
8.021%, 02/10/24	2,597,154	2,837,391
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	21,573	24,917
UAL Pass-Through Trust 9.750%, 07/15/18	85,348	98,150
United Airlines, Inc. 6.750%, 09/15/15 (144A)	1,964,000	2,018,010

		5,631,875

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.300%, 07/31/15 (144A)	370,000	370,814
2.625%, 09/15/16 (144A)	790,000	810,806
Ford Motor Co. 4.750%, 01/15/43	1,130,000	993,938

		2,175,558

Banks—5.9%
Bank of America Corp. 3.875%, 03/22/17	300,000	$314,200
5.420%, 03/15/17	1,530,000	1,638,575
6.500%, 08/01/16	1,900,000	2,142,147
Barclays Bank plc 6.050%, 12/04/17 (144A)	140,000	151,441
10.179%, 06/12/21 (144A)	100,000	126,819
BBVA US Senior S.A. Unipersonal 3.250%, 05/16/14	970,000	978,705
4.664%, 10/09/15	1,050,000	1,081,629
BNP Paribas S.A. 2.375%, 09/14/17 (a)	590,000	584,100
Citigroup, Inc. 4.050%, 07/30/22 (a)	4,180,000	4,017,423
5.000%, 09/15/14	850,000	883,343
5.125%, 05/05/14	15,000	15,488
5.350%, 05/15/23 (b)	560,000	525,000
5.500%, 10/15/14	170,000	178,803
5.900%, 02/15/23 (a) (b)	320,000	316,800
5.950%, 01/30/23 (a) (b)	690,000	686,619
6.000%, 08/15/17	650,000	732,408
6.010%, 01/15/15	1,010,000	1,078,604
6.375%, 08/12/14	260,000	274,373
6.875%, 03/05/38	660,000	800,337
Commonwealth Bank of Australia 1.250%, 09/18/15	470,000	472,773
3.750%, 10/15/14 (144A)	710,000	737,477
5.000%, 10/15/19 (144A)	320,000	358,087
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.000%, 06/30/19 (144A) (b)	415,000	532,237
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (a) (b)	890,000	942,287
Goldman Sachs Capital II 4.000%, 06/01/43 (b)	3,490,000	2,774,550
Goldman Sachs Group, Inc. (The) 2.375%, 01/22/18	1,720,000	1,688,751
5.250%, 10/15/13	70,000	70,864
5.250%, 07/27/21	1,680,000	1,797,430
6.000%, 05/01/14	210,000	218,737
6.250%, 02/01/41	210,000	237,507
7.500%, 02/15/19	20,000	23,751
Intesa Sanpaolo S.p.A. 3.125%, 01/15/16	1,040,000	1,022,588
3.875%, 01/16/18	520,000	499,310
JPMorgan Chase & Co. 1.100%, 10/15/15	1,490,000	1,480,908
3.375%, 05/01/23 (a)	1,550,000	1,443,298
4.350%, 08/15/21	160,000	166,679
4.500%, 01/24/22	160,000	167,540
5.150%, 10/01/15 (a)	1,980,000	2,139,232
6.125%, 06/27/17	160,000	180,482
JPMorgan Chase Bank NA, Credit-Linked Note (Indonesia Government) 7.000%, 05/17/22 (IDR)	37,503,000,000	3,735,223

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
M&T Bank Corp. 6.875%, 06/15/16 (144A)	2,540,000	$2,643,205
Morgan Stanley 0.727%, 10/18/16 (b)	360,000	348,505
4.750%, 03/22/17	140,000	148,492
5.450%, 01/09/17	530,000	572,796
5.950%, 12/28/17	430,000	477,103
Nordea Bank AB 4.875%, 05/13/21 (144A)	950,000	974,890
Royal Bank of Scotland Group plc 2.550%, 09/18/15	280,000	284,693
5.000%, 10/01/14	730,000	746,390
6.100%, 06/10/23 (a)	780,000	739,996
7.640%, 09/29/17 (a) (b)	400,000	358,000
7.648%, 09/30/31 (b)	120,000	109,800
Royal Bank of Scotland plc 7.250%, 03/10/14 (AUD)	3,350,000	3,134,674
Santander US Debt S.A. Unipersonal 3.724%, 01/20/15 (144A)	100,000	100,936
State Street Corp. 4.956%, 03/15/18 (a)	320,000	352,558
UBS AG 2.250%, 01/28/14	250,000	252,405
3.875%, 01/15/15	390,000	406,457
Wachovia Bank N.A. 6.000%, 11/15/17	1,990,000	2,270,817
Wachovia Capital Trust III 5.570%, 07/29/13 (b)	151,000	148,169
Wachovia Corp. 5.250%, 08/01/14	2,510,000	2,621,770
Wells Fargo & Co. 1.500%, 01/16/18	300,000	292,598
3.450%, 02/13/23 (a)	970,000	926,384
4.600%, 04/01/21	110,000	119,868
Wells Fargo Capital X 5.950%, 12/01/86	600,000	591,000

		55,838,031

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	280,000	261,407
5.000%, 04/15/20	260,000	295,135
5.375%, 01/15/20	1,110,000	1,279,689
Diageo Finance BV 3.250%, 01/15/15	60,000	62,337
Diageo Investment Corp. 2.875%, 05/11/22 (a)	670,000	646,858
Heineken NV 1.400%, 10/01/17 (144A)	260,000	252,616
Molson Coors Brewing Co. 3.500%, 05/01/22 (a)	60,000	58,887
PepsiCo, Inc. 0.700%, 08/13/15	850,000	849,783
7.900%, 11/01/18	76,000	97,343

Beverages—(Continued)
Pernod-Ricard S.A. 2.950%, 01/15/17 (144A) (a)	270,000	$276,267
4.450%, 01/15/22 (144A)	940,000	957,490

		5,037,812

Chemicals—0.9%
Alpek S.A. de C.V. 4.500%, 11/20/22 (144A) (a)	890,000	856,625
Braskem Finance, Ltd. 5.375%, 05/02/22 (144A) (a)	1,980,000	1,885,950
Ecolab, Inc. 4.350%, 12/08/21	180,000	190,029
LyondellBasell Industries NV 5.000%, 04/15/19 (a)	1,190,000	1,294,834
5.750%, 04/15/24 (a)	1,190,000	1,308,603
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20	40,000	44,267
Rain CII Carbon LLC / CII Carbon Corp. 8.250%, 01/15/21 (144A)	2,650,000	2,650,000

		8,230,308

Coal—1.3%
Arch Coal, Inc. 7.000%, 06/15/19 (a)	2,630,000	2,189,475
8.750%, 08/01/16 (a)	810,000	810,000
9.875%, 06/15/19 (144A) (a)	1,110,000	1,054,500
CONSOL Energy, Inc. 8.250%, 04/01/20	3,720,000	3,896,700
Peabody Energy Corp. 6.500%, 09/15/20 (a)	3,990,000	3,999,975

		11,950,650

Commercial Services—1.0%
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	990,000	977,625
Service Corp. International 7.500%, 04/01/27 (a)	350,000	382,375
7.625%, 10/01/18	125,000	142,500
United Rentals North America, Inc. 8.375%, 09/15/20 (a)	3,040,000	3,290,800
WEX, Inc. 4.750%, 02/01/23 (144A)	3,440,000	3,250,800
Wyle Services Corp. 10.500%, 04/01/18 (144A)	1,800,000	1,836,000

		9,880,100

Computers—0.2%
Apple, Inc. 2.400%, 05/03/23	2,160,000	2,003,322

Construction Materials—1.1%
Building Materials Corp. of America 7.500%, 03/15/20 (144A)	3,400,000	3,638,000

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Construction Materials—(Continued)
Cemex Finance LLC 9.375%, 10/12/22 (144A) (a)	6,470,000	$7,052,300

		10,690,300

Diversified Financial Services—2.7%
American Express Co. 6.800%, 09/01/66 (b)	1,650,000	1,761,375
American Express Credit Corp. 5.125%, 08/25/14	60,000	62,885
American Honda Finance Corp. 1.000%, 08/11/15 (144A)	700,000	701,133
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	3,050,000	2,912,750
Boeing Capital Corp. 4.700%, 10/27/19	350,000	395,320
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	200,000	194,000
Ford Motor Credit Co. LLC 8.125%, 01/15/20	1,450,000	1,746,631
General Electric Capital Corp. 1.625%, 07/02/15	330,000	333,857
4.375%, 09/16/20 (a)	70,000	74,103
4.625%, 01/07/21 (a)	40,000	42,736
6.375%, 11/15/67 (b)	2,490,000	2,589,600
6.875%, 01/10/39	4,511,000	5,559,361
General Motors Financial Co., Inc. 2.750%, 05/15/16 (144A)	30,000	29,513
4.250%, 05/15/23 (144A)	390,000	363,188
Hyundai Capital America 2.125%, 10/02/17 (144A) (a)	240,000	232,027
ILFC E-Capital Trust II 6.250%, 12/21/65 (144A) (b)	330,000	300,300
International Lease Finance Corp.
6.250%, 05/15/19	1,150,000	1,181,625
6.500%, 09/01/14 (144A)	50,000	52,000
6.750%, 09/01/16 (144A)	250,000	270,000
8.250%, 12/15/20 (a)	3,150,000	3,539,812
8.750%, 03/15/17	1,550,000	1,726,313
John Deere Capital Corp. 2.250%, 04/17/19	310,000	309,616
Lehman Brothers Holdings Capital Trust VII 5.857%, 07/29/13 (c)	3,870,000	774
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (c)	1,190,000	238
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	3,280,000	328
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	280,000	322,258
SLM Corp. 8.000%, 03/25/20	150,000	162,375
Vesey Street Investment Trust I 4.404%, 09/01/16	370,000	394,011

		25,258,129

Electric—3.2%
Calpine Corp.
7.875%, 07/31/20 (144A) (a)	2,218,000	$2,406,530
7.875%, 01/15/23 (144A)	2,600,000	2,795,000
Centrais Eletricas Brasileiras S.A. 5.750%, 10/27/21 (144A) (a)	1,930,000	1,867,275
Dominion Resources, Inc. 8.875%, 01/15/19	70,000	91,436
DPL, Inc. 7.250%, 10/15/21	5,750,000	5,951,250
Duke Energy Carolinas LLC 5.300%, 02/15/40	980,000	1,062,916
Dynegy Roseton LLC 7.670%, 11/08/16 (c) (k)	500,000	8,750
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 12.250%, 03/01/22 (144A)	4,400,000	4,862,000
Exelon Corp. 5.625%, 06/15/35	375,000	385,418
FirstEnergy Corp.
4.250%, 03/15/23 (a)	1,910,000	1,774,610
7.375%, 11/15/31	2,550,000	2,689,220
Mirant Mid Atlantic Pass Through-Trust 10.060%, 12/30/28	5,056,588	5,612,813
Pacific Gas & Electric Co.
6.050%, 03/01/34	430,000	501,348
8.250%, 10/15/18	210,000	270,815

		30,279,381

Electronics—0.3%
Rexel S.A. 5.250%, 06/15/20 (144A)	2,210,000	2,204,475
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21 (a)	200,000	196,150

		2,400,625

Engineering & Construction—0.3%
Empresas ICA S.A.B. de C.V.
8.375%, 07/24/17 (a)	440,000	387,200
8.900%, 02/04/21 (a)	200,000	176,000
OAS Investments GmbH 8.250%, 10/19/19 (144A) (a)	1,930,000	1,901,050

		2,464,250

Entertainment—0.1%
Mohegan Tribal Gaming Authority 11.500%, 11/01/17 (144A) (a)	870,000	961,350

Environmental Control—0.0%
Waste Management, Inc.
4.600%, 03/01/21	180,000	193,219
7.375%, 05/15/29	190,000	235,506

		428,725

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.5%
Hawk Acquisition Sub, Inc. 4.250%, 10/15/20 (144A)	1,060,000	$1,013,625
Kraft Foods Group, Inc. 3.500%, 06/06/22	900,000	891,250
Marfrig Holding Europe BV 8.375%, 05/09/18 (a)	2,200,000	2,068,000
Mondelez International, Inc. 5.375%, 02/10/20	534,000	598,964
Safeway, Inc. 4.750%, 12/01/21 (a)	120,000	122,260

		4,694,099

Forest Products & Paper—0.9%
Appleton Papers, Inc. 11.250%, 12/15/15	3,000,000	3,330,000
Fibria Overseas Finance, Ltd.
6.750%, 03/03/21 (a)	3,110,000	3,332,365
7.500%, 05/04/20 (a)	634,000	684,720
Resolute Forest Products, Inc. 5.875%, 05/15/23 (144A)	960,000	856,800
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	299,750

		8,503,635

Healthcare-Products—0.0%
Medtronic, Inc.
3.125%, 03/15/22	60,000	58,639
4.450%, 03/15/20	340,000	370,178

		428,817

Healthcare-Services—1.6%
Fresenius Medical Care U.S. Finance, Inc. 6.500%, 09/15/18 (144A)	3,709,000	4,033,537
HCA Holdings, Inc. 6.250%, 02/15/21 (a)	2,300,000	2,346,000
HCA, Inc.
5.750%, 03/15/14 (a)	90,000	91,800
6.375%, 01/15/15	1,500,000	1,571,250
Humana, Inc.
3.150%, 12/01/22 (a)	310,000	287,689
7.200%, 06/15/18	320,000	381,185
Radnet Management, Inc. 10.375%, 04/01/18 (a)	1,630,000	1,744,100
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	470,000	561,172
UnitedHealth Group, Inc.
5.700%, 10/15/40	10,000	11,008
5.800%, 03/15/36	10,000	11,228
6.000%, 02/15/18	900,000	1,056,997
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 8.000%, 02/01/18 (a)	840,000	890,400
WellPoint, Inc.
1.250%, 09/10/15	160,000	160,267
3.125%, 05/15/22	400,000	379,297

Healthcare-Services—(Continued)
WellPoint, Inc.
3.700%, 08/15/21	340,000	$342,818
5.875%, 06/15/17	120,000	136,339
7.000%, 02/15/19	510,000	612,291

		14,617,378

Home Builders—0.8%
Taylor Morrison Communities, Inc. 7.750%, 04/15/20 (144A)	4,432,000	4,775,480
William Lyon Homes, Inc. 8.500%, 11/15/20 (144A)	2,430,000	2,642,625

		7,418,105

Household Products—0.1%
First Quality Finance Co., Inc. 4.625%, 05/15/21 (144A) (a)	490,000	465,500

Household Products/Wares—0.5%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
6.875%, 02/15/21 (a)	480,000	504,000
7.125%, 04/15/19	400,000	422,500
9.000%, 04/15/19 (a)	3,210,000	3,314,325

		4,240,825

Insurance—0.2%
American International Group, Inc. 6.250%, 03/15/87 (a)	620,000	633,175
ING US, Inc. 2.900%, 02/15/18 (144A)	300,000	301,510
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A)	700,000	854,870

		1,789,555

Internet—0.4%
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	2,250,000	2,452,500
CyrusOne LP / CyrusOne Finance Corp. 6.375%, 11/15/22 (144A) (a)	1,500,000	1,537,500

		3,990,000

Iron/Steel—0.7%
ArcelorMittal 5.000%, 02/25/17	380,000	384,750
Cliffs Natural Resources, Inc.
3.950%, 01/15/18 (a)	1,480,000	1,414,004
4.800%, 10/01/20 (a)	590,000	531,824
4.875%, 04/01/21 (a)	100,000	90,630
Steel Dynamics, Inc. 7.625%, 03/15/20 (a)	3,710,000	3,951,150

		6,372,358

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.3%
Caesars Entertainment Operating Co., Inc.
8.500%, 02/15/20 (a)	320,000	$301,600
11.250%, 06/01/17	2,000,000	2,082,500
CityCenter Holdings LLC 7.625%, 01/15/16 (a)	380,000	400,900

		2,785,000

Machinery-Diversified—0.6%
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A)	5,670,000	5,925,150

Media—3.2%
CCO Holdings LLC
6.500%, 04/30/21	2,000,000	2,085,000
7.000%, 01/15/19	90,000	95,400
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	230,000	325,459
Comcast Cable Communications LLC 8.875%, 05/01/17	420,000	526,003
Comcast Corp.
5.650%, 06/15/35	10,000	11,092
5.875%, 02/15/18	150,000	175,128
6.500%, 01/15/15	460,000	499,714
CSC Holdings LLC 6.750%, 11/15/21	3,950,000	4,256,125
DISH DBS Corp. 6.625%, 10/01/14	90,000	93,825
6.750%, 06/01/21	115,000	122,187
7.750%, 05/31/15	50,000	54,125
7.875%, 09/01/19	3,985,000	4,463,200
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A)	4,260,000	4,430,400
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,400,000	1,362,560
News America, Inc.
6.200%, 12/15/34	10,000	10,932
6.650%, 11/15/37	70,000	80,552
Time Warner Cable, Inc.
4.125%, 02/15/21 (a)	10,000	9,805
5.500%, 09/01/41	330,000	289,998
5.875%, 11/15/40	10,000	9,160
6.750%, 06/15/39	260,000	265,223
8.250%, 04/01/19	860,000	1,035,435
8.750%, 02/14/19	170,000	208,671
Time Warner, Inc. 7.700%, 05/01/32	800,000	1,017,139
UBM plc 5.750%, 11/03/20 (144A)	50,000	50,687
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	4,000,000	3,780,000
Univision Communications, Inc.
5.125%, 05/15/23 (144A) (a)	810,000	765,450
6.875%, 05/15/19 (144A)	1,000,000	1,050,000

Media—(Continued)
Univision Communications, Inc.
7.875%, 11/01/20 (144A)	2,700,000	$2,922,750

		29,996,020

Mining—3.0%
Barrick Gold Corp.
3.850%, 04/01/22	280,000	235,598
4.100%, 05/01/23 (144A) (a)	1,430,000	1,194,702
6.950%, 04/01/19 (a)	380,000	403,087
Barrick North America Finance LLC 4.400%, 05/30/21	510,000	455,972
BHP Billiton Finance USA, Ltd. 3.250%, 11/21/21	590,000	576,903
FMG Resources August 2006 Pty, Ltd. 6.375%, 02/01/16 (144A) (a)	4,280,000	4,274,650
Freeport-McMoRan Copper & Gold, Inc.
3.100%, 03/15/20 (144A)	930,000	859,612
3.550%, 03/01/22	695,000	631,308
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d)	1,720,000	1,255,600
Molycorp, Inc. 10.000%, 06/01/20 (a)	2,180,000	2,114,600
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/15	10,000	10,145
2.500%, 05/20/16	70,000	71,974
3.500%, 11/02/20	100,000	99,496
4.125%, 05/20/21	130,000	132,156
6.500%, 07/15/18	430,000	508,819
9.000%, 05/01/19	620,000	805,437
St Barbara, Ltd. 8.875%, 04/15/18 (144A) (a)	980,000	901,600
Thompson Creek Metals Co., Inc. 9.750%, 12/01/17 (a)	6,460,000	6,669,950
Vedanta Resources plc
6.750%, 06/07/16 (144A)	2,960,000	2,997,000
8.250%, 06/07/21 (a)	1,120,000	1,128,400
8.750%, 01/15/14 (144A) (a)	410,000	419,225
Xstrata Finance Canada, Ltd.
2.050%, 10/23/15 (144A)	1,440,000	1,440,455
2.700%, 10/25/17 (144A)	720,000	698,242

		27,884,931

Miscellaneous Manufacturing—0.3%
Eaton Corp. 2.750%, 11/02/22 (144A)	3,510,000	3,283,672

Oil & Gas—8.3%
Anadarko Finance Co. 7.500%, 05/01/31 (a)	80,000	99,736
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,480,000	2,851,950
Apache Corp. 3.250%, 04/15/22 (a)	1,070,000	1,054,008
BP Capital Markets plc 3.245%, 05/06/22	800,000	776,372
3.561%, 11/01/21	100,000	100,303

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chesapeake Energy Corp. 5.750%, 03/15/23	4,000,000	$4,050,000
6.875%, 11/15/20	760,000	824,600
9.500%, 02/15/15 (a)	1,020,000	1,127,100
Chevron Corp. 2.427%, 06/24/20 (a)	70,000	69,601
3.191%, 06/24/23	440,000	437,866
Concho Resources, Inc. 5.500%, 10/01/22 (a)	220,000	217,800
6.500%, 01/15/22	2,800,000	2,961,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	615,000	783,328
Continental Resources, Inc. 4.500%, 04/15/23 (144A) (a)	1,510,000	1,468,475
7.125%, 04/01/21	1,090,000	1,199,000
Devon Energy Corp. 3.250%, 05/15/22	280,000	271,196
Devon Financing Corp. LLC 7.875%, 09/30/31	140,000	181,280
EXCO Resources, Inc. 7.500%, 09/15/18	3,000,000	2,805,000
Halcon Resources Corp. 8.875%, 05/15/21	4,240,000	4,112,800
Hercules Offshore, Inc. 7.125%, 04/01/17 (144A)	3,000,000	3,187,500
8.750%, 07/15/21	770,000	770,000
10.500%, 10/15/17 (144A)	795,000	848,663
Hess Corp. 7.875%, 10/01/29	150,000	187,420
8.125%, 02/15/19	90,000	112,813
Kerr-McGee Corp. 6.950%, 07/01/24	360,000	430,359
7.875%, 09/15/31	405,000	505,674
Kodiak Oil & Gas Corp. 8.125%, 12/01/19	3,250,000	3,526,250
Magnum Hunter Resources Corp. 9.750%, 05/15/20 (144A)	3,200,000	3,248,000
MEG Energy Corp. 6.375%, 01/30/23 (144A)	3,600,000	3,492,000
6.500%, 03/15/21 (144A)	290,000	287,463
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	660,000	609,100
3.125%, 02/15/22	440,000	426,268
Pacific Drilling V, Ltd. 7.250%, 12/01/17 (144A)	1,760,000	1,830,400
Parker Drilling Co. 9.125%, 04/01/18	3,650,000	3,859,875
Petrobras International Finance Co. 5.375%, 01/27/21	6,020,000	6,048,258
5.750%, 01/20/20 (a)	513,000	533,714
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	225,613
QEP Resources, Inc. 6.875%, 03/01/21	2,130,000	2,295,075
Quicksilver Resources, Inc. 11.000%, 07/01/21 (144A)	1,270,000	1,123,950

Oil & Gas—(Continued)
Range Resources Corp. 5.000%, 08/15/22	870,000	$850,425
5.750%, 06/01/21 (a)	570,000	587,100
8.000%, 05/15/19	2,830,000	3,013,950
Reliance Holdings USA, Inc. 5.400%, 02/14/22 (a)	1,860,000	1,889,554
Samson Investment Co. 10.000%, 02/15/20 (144A)	3,750,000	3,951,562
Sanchez Energy Corp. 7.750%, 06/15/21 (144A)	1,460,000	1,423,500
SandRidge Energy, Inc. 7.500%, 03/15/21 (a)	1,620,000	1,547,100
7.500%, 02/15/23 (a)	200,000	190,000
Sinopec Group Overseas Development 2012, Ltd. 2.750%, 05/17/17 (144A)	690,000	693,710
Transocean, Inc. 5.050%, 12/15/16	290,000	315,353
6.375%, 12/15/21	430,000	483,305
WPX Energy, Inc. 6.000%, 01/15/22	4,000,000	4,040,000

		77,925,369

Oil & Gas Services—1.1%
Baker Hughes, Inc. 3.200%, 08/15/21 (a)	480,000	486,070
Cie Generale de Geophysique - Veritas 6.500%, 06/01/21	2,840,000	2,868,400
7.750%, 05/15/17	555,000	563,325
Exterran Holdings, Inc. 7.250%, 12/01/18 (a)	2,750,000	2,915,000
Key Energy Services, Inc. 6.750%, 03/01/21 (a)	2,150,000	2,064,000
SESI LLC 7.125%, 12/15/21	1,050,000	1,134,000

		10,030,795

Packaging & Containers—1.9%
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 9.125%, 10/15/20 (144A) (a)	5,200,000	5,541,800
Ball Corp. 5.000%, 03/15/22	30,000	29,850
5.750%, 05/15/21 (a)	930,000	978,825
6.750%, 09/15/20	600,000	646,500
Beverage Packaging Holdings Luxembourg II S.A. 9.500%, 06/15/17 (144A) (EUR)	5,000,000	6,605,871
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23 (144A)	4,210,000	3,967,925
Rock Tenn Co. 3.500%, 03/01/20	230,000	225,060
4.000%, 03/01/23	360,000	346,874

		18,342,705

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.6%
AbbVie, Inc. 1.750%, 11/06/17 (144A)	970,000	$950,326
2.900%, 11/06/22(144A)	590,000	551,733
Express Scripts Holding Co. 3.500%, 11/15/16	1,410,000	1,496,766
GlaxoSmithKline Capital plc 2.850%, 05/08/22	590,000	566,322
Lantheus Medical Imaging, Inc. 9.750%, 05/15/17 (a)	1,270,000	1,120,775
Pfizer, Inc. 6.200%, 03/15/19	400,000	482,338
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	70,000	70,006
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	100,000	100,009
Wyeth LLC 5.950%, 04/01/37	290,000	340,261
Zoetis, Inc. 3.250%, 02/01/23 (144A)	240,000	228,028

		5,906,564

Pipelines—2.6%
Access Midstream Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	3,400,000	3,153,500
Atlas Pipeline Partners, L.P. 5.875%, 08/01/23 (144A)	3,290,000	3,125,500
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	251,431
El Paso LLC 7.800%, 08/01/31	67,000	70,764
Enterprise Products Operating LLC 3.350%, 03/15/23	2,640,000	2,540,483
5.250%, 01/31/20	10,000	11,176
5.700%, 02/15/42	330,000	349,459
5.950%, 02/01/41	160,000	174,313
6.125%, 10/15/39	60,000	66,725
9.750%, 01/31/14	1,010,000	1,061,062
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 4.500%, 07/15/23 (a)	2,070,000	1,894,050
5.500%, 02/15/23	2,320,000	2,285,200
6.500%, 08/15/21	910,000	937,300
Regency Energy Partners, L.P. 6.500%, 07/15/21 (a)	3,000,000	3,135,000
Rockies Express Pipeline LLC 6.000%, 01/15/19 (144A)	3,260,000	2,917,700
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	11,395
8.000%, 03/01/32	25,000	33,160
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.250%, 11/15/23 (144A) (a)	1,580,000	1,410,150
Williams Cos., Inc. (The) 7.500%, 01/15/31	45,000	51,267

Pipelines—(Continued)
Williams Cos., Inc. (The)
7.750%, 06/15/31	14,000	$16,351
7.875%, 09/01/21	436,000	526,323
8.750%, 03/15/32	255,000	323,464

		24,345,773

Real Estate—0.0%
Country Garden Holdings Co., Ltd. 11.125%, 02/23/18	324,000	351,540

Retail—0.8%
CST Brands, Inc. 5.000%, 05/01/23 (144A)	340,000	331,500
CVS Caremark Corp. 2.750%, 12/01/22	530,000	495,177
CVS Pass-Through Trust 6.943%, 01/10/30	759,823	894,675
Dufry Finance SCA 5.500%, 10/15/20 (144A)	4,130,000	4,140,912
El Pollo Loco, Inc. 17.000%, 01/01/18 (144A) (e)	1,827,369	1,937,029
Limited Brands, Inc. 6.950%, 03/01/33 (a)	60,000	59,700

		7,858,993

Software—0.2%
First Data Corp. 7.375%, 06/15/19 (144A)	2,210,000	2,270,775

Telecommunications—3.9%
AT&T, Inc. 4.350%, 06/15/45	2,180,000	1,896,663
4.450%, 05/15/21 (a)	300,000	323,113
5.500%, 02/01/18	1,810,000	2,070,198
5.550%, 08/15/41	360,000	374,834
6.550%, 02/15/39	130,000	149,274
Hughes Satellite Systems Corp. 7.625%, 06/15/21	1,500,000	1,593,750
Inmarsat Finance plc 7.375%, 12/01/17 (144A)	760,000	790,400
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (144A)	3,160,000	2,970,400
7.250%, 10/15/20	830,000	871,500
7.500%, 04/01/21	2,673,000	2,806,650
Rogers Communications, Inc. 6.800%, 08/15/18	280,000	338,039
Softbank Corp. 4.500%, 04/15/20 (144A)	1,360,000	1,310,700
Sprint Capital Corp. 6.875%, 11/15/28	5,290,000	5,078,400
8.750%, 03/15/32	2,520,000	2,772,000
Sprint Nextel Corp. 6.000%, 11/15/22	3,160,000	3,096,800
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	140,000	143,514
5.462%, 02/16/21	140,000	144,332

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonica Emisiones S.A.U.
5.877%, 07/15/19 (a)	140,000	$151,138
6.221%, 07/03/17	40,000	43,620
UPC Holding B.V. 9.875%, 04/15/18 (144A)	395,000	428,575
UPCB Finance III, Ltd. 6.625%, 07/01/20 (144A)	700,000	724,500
Verizon Communications, Inc. 2.450%, 11/01/22 (a)	390,000	353,612
3.850%, 11/01/42	60,000	49,785
6.000%, 04/01/41	690,000	774,156
6.350%, 04/01/19	980,000	1,162,647
8.750%, 11/01/18	110,000	143,367
Verizon Wireless Capital LLC 8.500%, 11/15/18	760,000	987,086
Wind Acquisition Holdings Finance S.A. 12.250%, 07/15/17 (144A) (e)	3,183,750	3,207,628
Windstream Corp. 7.500%, 04/01/23 (a)	2,000,000	2,030,000

		36,786,681

Transportation—1.0%
CMA CGM S.A. 8.500%, 04/15/17 (144A) (a)	1,500,000	1,312,500
Florida East Coast Railway Corp. 8.125%, 02/01/17	2,000,000	2,115,000
Gulfmark Offshore, Inc. 6.375%, 03/15/22	2,080,000	2,064,400
Kansas City Southern de Mexico S.A. de C.V. 6.125%, 06/15/21	595,000	675,325
Navios Maritime Acquisition Corp. 8.625%, 11/01/17	1,946,000	1,989,785
Overseas Shipholding Group, Inc. 7.500%, 02/15/24 (c)	340,000	287,300
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	1,280,000	1,273,600

		9,717,910

Total Corporate Bonds & Notes (Cost $514,474,442)		502,402,842

U.S. Treasury & Government Agencies—16.1%

Agency Sponsored Mortgage - Backed—12.7%
Fannie Mae 15 Yr. Pool
2.500%, TBA (f)	8,400,000	8,448,562
5.500%, 12/01/16	13,404	14,156
6.500%, 03/01/16	847	886
6.500%, 09/01/16	11,050	11,548
6.500%, 12/01/16	12,529	13,217
6.500%, 01/01/17	9,419	10,067
Fannie Mae 20 Yr. Pool
4.500%, 04/01/31	371,727	393,717
4.500%, 05/01/31	1,048,486	1,122,477
4.500%, 06/01/31	372,054	398,325
8.500%, 08/01/19	23,380	25,897

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 10/01/42	1,164,617	$1,083,859
2.500%, TBA (f)	2,700,000	2,508,469
3.000%, TBA (f)	2,500,000	2,442,578
3.500%, TBA (f)	1,500,000	1,522,734
4.000%, 11/01/41	684,773	714,373
4.000%, 06/01/42	2,648,683	2,768,704
4.000%, TBA (f)	8,800,000	9,167,469
4.500%, 10/01/41	1,563,568	1,657,858
4.500%, TBA (f)	4,600,000	4,867,375
5.000%, 01/01/39	35,990	39,491
5.000%, 08/01/39	96,287	106,274
5.000%, 11/01/39	19,951	22,020
5.000%, 12/01/39	56,314	62,100
5.000%, 05/01/40	128,986	142,411
5.000%, 07/01/40	96,862	106,807
5.000%, 11/01/40	2,719,834	3,000,482
5.000%, 01/01/41	78,420	86,493
5.000%, 02/01/41	149,941	164,969
5.000%, 04/01/41	285,046	314,483
5.000%, 05/01/41	5,837,850	6,441,751
5.000%, 06/01/41	521,027	574,986
6.000%, 04/01/32	153,308	168,888
6.500%, 08/01/31	1,464	1,684
6.500%, 10/01/31	2,216	2,549
6.500%, 03/01/32	27,668	31,848
6.500%, 06/01/37	101,994	113,578
7.000%, 05/01/26	1,995	2,318
7.000%, 07/01/30	313	365
7.000%, 12/01/30	402	469
7.000%, 01/01/31	506	591
7.000%, 09/01/31	10,470	12,223
7.000%, 10/01/31	4,579	5,346
7.000%, 11/01/31	58,627	68,444
7.000%, 01/01/32	13,981	16,311
7.000%, 02/01/32	7,912	9,231
7.000%, 04/01/32	11,904	13,888
7.500%, 12/01/29	554	573
7.500%, 02/01/30	391	400
7.500%, 06/01/30	899	907
7.500%, 08/01/30	101	104
7.500%, 09/01/30	1,632	1,941
7.500%, 11/01/30	11,704	12,677
7.500%, 02/01/31	6,548	6,973
7.500%, 07/01/31	31,332	34,424
8.000%, 08/01/27	1,704	1,964
8.000%, 07/01/30	1,503	1,814
8.000%, 09/01/30	862	973
8.000%, 01/01/31	77,857	91,069
Fannie Mae Pool
3.500%, 08/01/42	1,461,653	1,460,382
3.500%, 12/01/42	788,503	790,753
3.500%, 05/01/43	199,193	199,763
4.000%, 10/01/42	392,524	404,971
5.000%, 05/01/40	111,678	123,174

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (g)	382,580	$354,647
0.543%, 05/25/34 (b)	365,711	365,976
6.307%, 10/25/40 (b) (h)	1,326,416	151,123
6.337%, 12/25/40 (b) (h)	2,911,319	290,614
6.337%, 01/25/41 (b) (h)	3,669,715	557,825
6.357%, 10/25/41 (b) (h)	4,774,205	770,951
6.407%, 04/25/42 (b) (h)	2,776,493	540,749
6.487%, 07/25/41 (b) (h)	1,204,633	143,739
9.750%, 11/25/18	686,983	784,012
9.750%, 08/25/19	235,812	269,479
10.400%, 04/25/19	125	128
Freddie Mac 15 Yr. Gold Pool
7.000%, 02/01/15	2,771	2,909
7.000%, 05/01/16	12,046	12,814
Freddie Mac 30 Yr. Gold Pool
3.500%, TBA (f)	7,900,000	8,001,219
5.000%, 12/01/34	30,677	32,877
5.000%, 11/01/41	2,073,066	2,235,413
6.000%, 12/01/36	3,298	3,582
6.000%, 02/01/37	141,120	153,247
6.500%, 09/01/31	79,738	90,969
7.000%, 07/01/31	2,860	3,339
7.000%, 03/01/39	555,311	632,718
Freddie Mac ARM Non-Gold Pool
2.070%, 02/01/37 (b)	31,345	33,014
2.070%, 04/01/37 (b)	64,359	67,955
2.074%, 03/01/37 (b)	125,308	132,407
2.147%, 05/01/37 (b)	75,871	80,067
2.545%, 01/01/38 (b)	52,348	55,636
2.620%, 05/01/37 (b)	92,451	97,887
2.836%, 02/01/36 (b)	89,357	95,524
Freddie Mac Gold Pool
3.500%, 04/01/43	298,047	300,055
4.000%, 10/01/42	2,358,921	2,472,710
Freddie Mac Multifamily Structured Pass Through Certificates
1.210%, 01/25/20 (b) (h)	212,139	11,637
1.394%, 04/25/20 (b) (h)	510,724	31,517
1.600%, 12/25/21 (b) (h)	2,311,572	214,556
1.646%, 06/25/22 (b) (h)	5,334,057	554,497
1.666%, 08/25/20 (b) (h)	300,238	22,811
1.716%, 02/25/18 (b) (h)	15,391,407	937,506
1.736%, 10/25/21 (b) (h)	6,417,175	652,370
1.827%, 06/25/20 (b) (h)	756,405	65,595
1.838%, 07/25/21 (b) (h)	4,376,401	458,905
2.252%, 05/25/18 (b) (h)	6,624,905	576,274
Freddie Mac REMICS (CMO)
0.543%, 04/15/33 (b)	141,140	141,194
11.565%, 06/15/21 (h)	16	336
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (f)	7,900,000	7,809,891
3.500%, TBA (f)	2,100,000	2,154,141
5.000%, 01/15/40	382,224	420,416
6.000%, 07/15/38	48,045	53,335
6.500%, 09/15/28	2,457	2,737

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.500%, 10/15/28	1,646	$1,893
6.500%, 01/15/29	20,555	23,676
6.500%, 02/15/29	40,526	46,680
6.500%, 06/15/29	8,920	10,006
6.500%, 10/15/30	7,050	8,133
6.500%, 02/15/31	3,283	3,792
7.000%, 06/15/28	25,424	29,745
7.000%, 07/15/29	1,454	1,700
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (f)	9,500,000	9,749,374
4.500%, 01/20/40	58,106	62,717
4.500%, 05/20/40	60,545	65,196
4.500%, 07/20/40	3,453,297	3,703,415
4.500%, 03/20/41	59,607	64,248
5.000%, 07/20/40	1,934,815	2,122,384
5.000%, 08/20/40	970,878	1,069,904
5.000%, 09/20/40	104,413	114,185
5.000%, 11/20/40	52,388	57,122
6.000%, 12/20/36	29,178	32,349
6.000%, 09/20/39	672,436	743,596
6.000%, 09/20/40	39,847	44,349
6.000%, 11/20/40	645,519	720,434
6.000%, 09/20/41	127,369	141,332
Ginnie Mae II ARM Pool
1.580%, 01/20/60 (b)	1,012,970	1,044,941
1.960%, 05/20/60 (b)	913,447	953,522
Government National Mortgage Association (CMO) 0.528%, 10/20/60 (b)	3,490,439	3,455,779
0.648%, 02/20/61 (b)	319,716	318,352
0.698%, 01/20/61 (b)	702,733	701,463
0.698%, 03/20/61 (b)	271,433	270,920
1.193%, 05/20/60 (b)	1,938,085	1,972,357
1.342%, 11/20/59 (b)	6,239,408	6,379,364
5.808%, 03/16/41 (b) (h)	118,724	12,528
6.308%, 03/20/39 (b) (h)	573,782	96,204
6.358%, 11/20/38 (b) (h)	3,230,724	443,658
6.438%, 11/20/38 (b) (h)	370,134	45,142
6.458%, 01/20/40 (b) (h)	2,214,427	469,035
6.508%, 12/16/36 (b) (h)	1,008,063	139,325

		119,775,256

Federal Agencies—1.8%
Farmer Mac Guaranteed Notes Trust 5.125%, 04/19/17 (144A)	4,100,000	4,667,256
Federal Home Loan Bank 3.625%, 10/18/13	640,000	646,586
5.500%, 07/15/36	1,990,000	2,446,685
Federal National Mortgage Association
Zero Coupon, 10/09/19	1,670,000	1,402,800
6.250%, 05/15/29	1,890,000	2,456,949
Tennessee Valley Authority 3.875%, 02/15/21	150,000	162,202
4.625%, 09/15/60	1,260,000	1,210,472
5.250%, 09/15/39	750,000	843,845

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority
5.980%, 04/01/36	2,490,000	$3,102,585

		16,939,380

U.S. Treasury—1.6%
U.S. Treasury Bonds 2.750%, 08/15/42	12,890,000	11,125,681
2.750%, 11/15/42 (a)	2,600	2,242
3.125%, 02/15/43 (a)	2,400,000	2,240,251
U.S. Treasury Notes 0.250%, 06/30/14 (a)	10,000	10,006
0.375%, 11/15/15	270,000	269,409
0.625%, 04/30/18	570,000	550,851
0.750%, 03/31/18 (a)	170,000	165,471
1.375%, 05/31/20	270,000	260,571
1.750%, 05/15/23	750,000	702,422
1.875%, 06/30/20	20,000	19,913

		15,346,817

Total U.S. Treasury & Government Agencies (Cost $154,154,024)		152,061,453

Foreign Government—14.6%

Regional Government—0.2%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,079,208

		2,079,208

Sovereign—14.4%
Argentina Boden Bonds 7.000%, 10/03/15	6,920,000	5,884,691
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	18,099,000	7,919,615
10.000%, 01/01/21 (BRL)	14,502,000	6,193,899
Japan Bank for International Cooperation 2.875%, 02/02/15	1,580,000	1,638,130
Mexican Bonos 6.500%, 06/09/22 (MXN)	520,529,700	42,224,673
8.000%, 06/11/20 (MXN)	90,954,000	8,007,696
Russian Federal Bond 7.000%, 01/25/23 (RUB)	286,110,000	8,407,787
7.600%, 07/20/22 (RUB)	489,000,000	14,994,636
Turkey Government Bond 9.000%, 03/05/14 (TRY)	14,130,000	7,399,367
9.000%, 03/08/17 (TRY)	19,114,746	10,232,786
10.000%, 12/04/13 (TRY)	9,000,000	4,720,485
Turkey Government International Bond 6.250%, 09/26/22	4,810,000	5,327,075
Venezuela Government International Bond 7.750%, 10/13/19 (a)	15,230,000	12,640,900

		135,591,740

Total Foreign Government (Cost $146,211,412)		137,670,948

Mortgage-Backed Securities—8.7%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—7.7%
American Home Mortgage Investment Trust 0.413%, 06/25/45 (b)	1,025,471	$912,224
0.483%, 11/25/45 (b)	896,683	730,760
Banc of America Funding Corp. 0.362%, 05/20/36 (b)	651,377	595,108
Banc of America Mortgage Securities, Inc. 3.110%, 09/25/35 (b)	284,953	259,603
5.290%, 12/25/34 (b)	21,354	20,748
Bear Stearns ARM Trust 2.674%, 10/25/35 (b)	2,545,750	2,485,131
Bear Stearns Asset Backed Securities Trust 0.423%, 04/25/36 (b)	1,347,419	905,420
Citigroup Mortgage Loan Trust, Inc. 3.038%, 12/25/35 (b)	3,122,089	2,255,478
Countrywide Alternative Loan Trust 0.422%, 07/20/35 (b)	178,860	149,498
0.463%, 01/25/36 (b)	427,655	365,341
5.500%, 10/25/33	19,083	20,145
Countrywide Home Loan Mortgage Pass-Through Trust 0.553%, 03/25/35 (144A) (b)	303,163	263,931
2.441%, 11/25/34 (b)	188,889	142,942
Deutsche Alt-A Securities, Inc. Alternative Loan Trust 1.838%, 08/25/35 (b)	82,385	60,566
DSLA Mortgage Loan Trust 0.402%, 03/19/45 (b)	297,263	253,780
1.094%, 03/19/46	176,703	119,036
Greenpoint Mortgage Funding Trust 0.413%, 06/25/45 (b)	2,494,424	2,202,966
GSMPS Mortgage Loan Trust 0.593%, 04/25/36 (144A) (b)	1,365,053	1,142,126
GSR Mortgage Loan Trust 2.831%, 10/25/35 (b)	634,284	536,972
HarborView Mortgage Loan Trust 0.442%, 01/19/36 (b)	1,484,142	960,639
0.542%, 01/19/35 (b)	339,846	240,677
0.592%, 11/19/34 (b)	380,136	301,628
1.193%, 11/25/47 (b)	2,793,365	2,425,074
Impac Secured Assets CMN Owner Trust 0.513%, 03/25/36 (b)	1,494,118	1,059,216
Impac Secured Assets Trust 0.543%, 08/25/36 (b)	241,005	226,842
IndyMac INDA Mortgage Loan Trust 3.207%, 11/25/37 (b)	1,684,425	1,488,245
IndyMac INDX Mortgage Loan Trust 0.913%, 01/25/35 (b)	771,314	572,794
2.564%, 03/25/35 (b)	955,729	910,388
4.592%, 08/25/37 (b)	2,927,752	2,391,810
JP Morgan Mortgage Trust 6.500%, 01/25/36	181,226	171,285
Lehman Mortgage Trust 6.437%, 02/25/37 (b) (h)	9,920,452	3,168,176
Lehman XS Trust 0.353%, 03/25/47 (b)	4,581,397	3,000,261

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Luminent Mortgage Trust 0.383%, 05/25/46 (b)	1,824,594	$1,250,600
MASTR Adjustable Rate Mortgages Trust 2.665%, 11/25/35 (144A) (b)	105,606	69,083
MASTR Seasoned Securities Trust 3.688%, 10/25/32 (b)	322,150	316,363
Merit Securities Corp. 1.695%, 09/28/32 (144A) (b)	59,386	58,883
Merrill Lynch Mortgage Investors Trust 5.069%, 05/25/34 (b)	292,627	287,704
Morgan Stanley Mortgage Loan Trust 0.513%, 01/25/35 (b)	2,250,253	2,066,880
2.803%, 03/25/36 (b)	258,464	189,382
Nomura Resecuritization Trust 2.623%, 08/26/34 (144A) (b)	3,321,513	2,300,397
NovaStar Mortgage-Backed Notes 0.383%, 09/25/46 (b)	1,655,992	1,315,230
Opteum Mortgage Acceptance Corp. 0.763%, 02/25/35 (b)	5,000,000	4,609,170
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	1,057,473	1,055,032
6.000%, 05/25/35 (144A)	3,954,704	4,047,205
RALI Trust 0.373%, 12/25/36 (b)	3,608,494	2,462,797
0.383%, 05/25/47 (b)	2,535,591	1,987,809
0.393%, 05/25/47 (b)	3,155,768	2,477,161
0.403%, 04/25/46 (b)	2,343,013	1,183,161
0.453%, 04/25/46 (b)	1,215,705	620,582
0.523%, 04/25/46 (b)	1,701,569	882,714
RBSGC Mortgage Loan Trust 0.643%, 01/25/37 (b)	1,733,183	1,171,599
Reperforming Loan REMIC Trust 0.613%, 11/25/34 (144A) (b)	162,385	140,417
Sequoia Mortgage Trust 1.113%, 06/20/33 (b)	322,849	311,607
Structured Adjustable Rate Mortgage Loan Trust 0.513%, 10/25/35 (b)	147,397	124,490
2.497%, 01/25/35 (b)	1,206,739	1,154,103
3.033%, 09/25/35 (b)	1,460,584	1,215,076
Structured Asset Mortgage Investments II Trust 0.403%, 05/25/46 (b)	341,024	242,665
2.572%, 08/25/35 (b)	165,930	158,042
Virginia Housing Development Authority 6.000%, 06/25/34	1,519,275	1,523,134
WaMu Mortgage Pass-Through Certificates 0.463%, 12/25/45 (b)	1,304,967	1,201,411
0.473%, 11/25/45 (b)	2,108,927	1,803,991
0.483%, 07/25/45 (b)	37,733	34,883
0.483%, 10/25/45 (b)	1,211,654	1,095,186
0.979%, 07/25/47 (b)	360,929	99,568
2.406%, 09/25/36 (b)	1,913,477	1,578,926
2.440%, 10/25/34 (b)	1,683,597	1,649,348
2.658%, 09/25/36 (b)	945,067	766,279

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust 2.649%, 10/25/35 (b)	195,610	$189,951
2.720%, 06/25/35 (b)	165,786	166,354
2.720%, 04/25/36 (b)	257,384	240,397

		72,386,390

Commercial Mortgage-Backed Securities—1.0%
Americold 2010 LLC Trust 4.954%, 01/14/29 (144A)	500,000	536,791
Banc of America Commercial Mortgage, Inc. 5.421%, 09/10/45 (b)	359,000	385,630
Bear Stearns Commercial Mortgage Securities Trust 5.905%, 06/11/40 (b)	205,000	227,678
5.915%, 06/11/50 (b)	160,000	178,257
CD 2006-CD2 Mortgage Trust 5.531%, 01/15/46 (b)	100,000	106,950
COBALT CMBS Commercial Mortgage Trust 5.526%, 04/15/47 (b)	295,000	324,215
Commercial Mortgage Pass-Through Certificates 5.311%, 12/15/39	400,000	439,254
5.615%, 01/15/49 (b)	140,000	148,722
DBUBS Mortgage Trust 1.588%, 08/10/44 (144A) (b) (h)	3,648,851	146,169
Extended Stay America Trust 2.958%, 12/05/31 (144A)	300,000	291,168
Greenwich Capital Commercial Funding Corp. 6.056%, 07/10/38 (b)	560,000	611,885
GS Mortgage Securities Corp. II 1.907%, 08/10/44 (144A) (b) (h)	1,388,183	108,273
JP Morgan Chase Commercial Mortgage Securities Corp. 5.440%, 05/15/45	487,000	531,361
5.593%, 05/12/45	130,000	140,107
6.078%, 02/12/51 (b)	30,000	33,681
LB-UBS Commercial Mortgage Trust 6.425%, 09/15/45 (b)	280,000	314,327
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.204%, 12/12/49 (b)	410,000	441,186
5.485%, 03/12/51 (b)	2,140,000	2,367,809
6.093%, 08/12/49 (b)	235,000	265,733
Morgan Stanley Bank of America Merrill Lynch Trust 2.081%, 08/15/45 (144A) (b) (h)	3,115,063	320,375
2.918%, 02/15/46	410,000	381,396
3.456%, 05/15/46	510,000	478,028
UBS-Barclays Commercial Mortgage Trust 3.317%, 12/10/45 (144A)	560,000	526,905

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.383%, 12/15/43	360,000	$379,506
5.500%, 04/15/47	70,000	78,352
WFRBS Commercial Mortgage Trust 1.317%, 02/15/44 (144A) (b) (h)	4,489,580	194,646

		9,958,404

Total Mortgage-Backed Securities (Cost $82,007,516)		82,344,794

Asset-Backed Securities—4.4%

Asset-Backed - Automobile—0.4%
Avis Budget Rental Car Funding AESOP LLC 1.920%, 09/20/19 (144A)	570,000	556,734
2.100%, 03/20/19 (144A)	1,100,000	1,080,415
2.802%, 05/20/18 (144A)	675,000	696,039
3.150%, 03/20/17 (144A)	230,000	239,861
Hertz Vehicle Financing LLC 1.830%, 08/25/19 (144A)	790,000	759,151
5.290%, 03/25/16 (144A)	580,000	615,706

		3,947,906

Asset-Backed - Home Equity—1.0%
ABFC 2005-HE1 Trust 0.853%, 03/25/35 (b)	2,482,334	1,864,533
Accredited Mortgage Loan Trust 0.430%, 09/25/35 (b)	53,544	52,580
ACE Securities Corp. 0.533%, 01/25/36 (b)	629,173	66,436
Asset Backed Securities Corp. Home Equity 3.043%, 04/15/33 (b)	34,368	31,486
Bear Stearns Asset Backed Securities Trust 0.933%, 01/25/34 (b)	30,520	28,824
EMC Mortgage Loan Trust 0.643%, 05/25/43 (144A) (b)	1,151,578	990,102
0.893%, 01/25/41 (144A) (b)	283,214	266,718
Home Equity Mortgage Loan Asset-Backed Trust 0.453%, 06/25/36 (b)	2,345,069	531,850
Morgan Stanley Mortgage Loan Trust 0.493%, 03/25/36 (b)	1,056,114	431,650
Soundview Home Loan Trust 0.353%, 10/25/36 (b)	5,442,984	4,299,625
Structured Asset Securities Corp. 0.473%, 04/25/35 (b)	46,174	44,414
Structured Asset Securities Corp. Mortgage Loan Trust 0.413%, 02/25/36 (144A) (b)	2,756,722	197,632

		8,805,850

Asset-Backed - Other—2.1%
ACE Securities Corp. 0.453%, 02/25/31 (b)	358,933	$325,534
Amortizing Residential Collateral Trust 1.193%, 10/25/34 (b)	1,087,671	1,065,550
1.993%, 08/25/32 (b)	92,308	18,183
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	2,730,991	2,171,225
Countrywide Asset-Backed Certificates 2.068%, 06/25/34 (b)	247,759	183,648
Countrywide Home Equity Loan Trust 0.333%, 07/15/36 (b)	837,052	692,649
0.493%, 12/15/33 (144A) (b)	403,868	305,131
First Horizon Asset Backed Trust 0.353%, 10/25/34 (b)	149,699	113,914
Greenpoint Manufactured Housing 2.959%, 03/18/29 (b)	575,000	507,383
3.591%, 06/19/29 (b)	375,000	347,343
3.699%, 02/20/30 (b)	350,000	285,260
GSAMP Trust 0.283%, 05/25/36 (b)	752,063	137,154
0.393%, 01/25/36 (b)	110,323	13,575
0.843%, 06/25/34 (b)	670,000	613,981
GSRPM Mortgage Loan Trust 0.493%, 03/25/35 (144A) (b)	1,162,291	1,108,646
HSI Asset Securitization Corp. Trust 0.613%, 11/25/35 (b)	4,000,000	2,806,644
Indymac Residential Asset Backed Trust 0.363%, 04/25/36 (b)	296,346	156,296
Lehman XS Trust 0.403%, 09/25/46 (b)	453,014	305,056
Long Beach Mortgage Loan Trust 0.712%, 01/21/31 (b)	24,729	22,382
Manufactured Housing Contract Trust Pass-Through Certificates 3.693%, 03/13/32 (b)	650,000	566,030
3.699%, 02/20/32 (b)	400,000	355,845
Mid-State Trust 7.340%, 07/01/35	338,890	369,042
Origen Manufactured Housing Contract Trust 2.410%, 10/15/37 (b)	2,862,282	2,300,030
2.591%, 04/15/37 (b)	2,639,076	2,202,737
RAAC Series 0.443%, 02/25/37 (144A) (b)	973,877	930,873
SACO I, Inc. 0.453%, 06/25/36 (b)	654,204	411,515
0.533%, 03/25/36 (b)	190,188	150,731
Sail Net Interest Margin Notes 5.500%, 03/27/34 (144A) (c) (d)	35,690	0
7.750%, 04/27/33 (144A) (c) (d)	10,486	3
Structured Asset Securities Corp. 0.523%, 02/25/35 (b)	1,318,781	1,265,268

		19,731,628

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Shares/ Contracts/ Principal Amount*	Value

Asset-Backed - Student Loan—0.9%
KeyCorp Student Loan Trust 0.536%, 10/25/32 (b)	1,126,627	$1,104,168
Nelnet Student Loan Trust
0.538%, 03/22/32 (b)	6,650,000	6,022,127
Northstar Education Finance, Inc.
1.273%, 10/30/45 (b)	100,000	65,547
Pennsylvania Higher Education Assistance Agency
1.692%, 07/25/42 (b)	1,500,000	1,486,024

		8,677,866

Total Asset-Backed Securities (Cost $44,151,450)		41,163,250

Preferred Stocks—0.8%

Commercial Banks—0.7%
GMAC Capital Trust I, 8.125%	244,339	6,365,031

Diversified Financial Services—0.1%
Citigroup Capital XIII, 7.875%	35,900	999,815

Total Preferred Stocks (Cost $7,190,437)		7,364,846

Municipals—0.8%
Pennsylvania Higher Education Assistance Agency 0.174%, 05/01/46 (b)	3,325,000	3,210,836
0.184%, 05/01/46 (b)	1,825,000	1,762,357
0.192%, 05/01/46 (b)	500,000	482,817
Student Loan Funding Corp. 0.123%, 09/01/47 (b)	1,950,000	1,888,275

Total Municipals (Cost $6,944,852)		7,344,285

Purchased Options—0.5%

Put Options—0.5%
U.S. Treasury Note 10 Year Futures @129
Expires 07/26/13	934	2,437,156
U.S. Treasury Note 10 Year Futures @127
Expires 07/26/13	2,178	2,620,406

Total Purchased Options (Cost $2,757,842)		5,057,562

Common Stocks—0.3%

Marine—0.1%
Deep Ocean Group Holding AS (i) (j) (k)	44,744	991,975

Real Estate Management & Development—0.2%
Realogy Holdings Corp. (a) (i) (k)	31,209	$1,499,280

Total Common Stocks (Cost $1,830,863)		2,491,255

Floating Rate Loans (b)—0.1%

Retail—0.0%
El Pollo Loco, Inc. First Lien Term Loan 9.250%, 07/14/17	323,485	332,381

Software—0.1%
First Data Corp. Extended Term Loan 4.190%, 03/24/18	1,047,353	1,023,642

Total Floating Rate Loans (Cost $1,358,899)		1,356,023

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
SemGroup Corp., Expires 11/30/14 Strike Price $25.00 (a) (i) (k)	3,141	70,547

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (i)	4,550	118,300

Total Warrants (Cost $24,795)		188,847

Short-Term Investments—14.1%

Mutual Fund—9.6%
State Street Navigator Securities Lending MET Portfolio (l)	91,114,493	91,114,493

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $42,038,035 on 07/01/13, collateralized by $45,115,000 Federal National Mortgage Association at 2.110% due 11/07/22 with a value of $42,881,311.	42,038,000	42,038,000

Total Short-Term Investments (Cost $133,152,493)		133,152,493

Total Investments—113.6% (Cost $1,094,259,025) (m)		1,072,598,598
Other assets and liabilities (net)—(13.6)%		(128,299,894)

Net Assets—100.0%		$944,298,704

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $87,848,101 and the collateral received consisted of cash in the amount of $91,114,493. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $1,255,603, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	Principal only security.
(h)	Interest only security.
(i)	Non-income producing security.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.1% of net assets.
(k)	Illiquid security. As of June 30, 2013, these securities represent 0.3% of net assets.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of June 30, 2013, the aggregate cost of investments was $1,094,259,025. The aggregate unrealized appreciation and depreciation of investments were $27,138,314 and $(48,798,741), respectively, resulting in net unrealized depreciation of $(21,660,427).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $205,344,956, which is 21.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Rouble
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Midwest Vanadium Pty, Ltd.	05/05/11 - 05/24/11	$1,720,000	$1,773,750	$1,255,600
Sail Net Interest Margin Notes	05/01/06 - 04/29/11	10,486	779	3
Sail Net Interest Margin Notes	12/17/04	35,690	35,908	0

Forward Foreign Currency Exchange Contracts
Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL 19,540,000	JPMorgan Chase Bank N.A.	08/15/13	USD 9,607,631	$(931,236)
COP 26,757,500,000	Bank of America Securities	07/25/13	USD 13,900,000	(6,147)
SEK 35,670,000	Citibank N.A.	08/16/13	USD 5,479,936	(166,353)
SGD 10,799,000	Citibank N.A.	08/16/13	USD 8,786,067	(265,462)

Contracts to Deliver
AUD 4,477,000	Goldman Sachs & Co.	07/25/13	USD 4,561,794	474,267
AUD 11,787,269	Citibank N.A.	08/16/13	USD 11,944,157	1,199,575
CAD 5,400,000	Goldman Sachs & Co.	07/25/13	USD 5,249,624	117,868
EUR 5,003,199	UBS AG	08/16/13	USD 6,547,437	33,809
JPY 3,964,000,000	Bank of America N.A.	07/25/13	USD 40,057,479	86,335
MXN 188,070,000	Barclays Bank plc	07/25/13	USD 14,695,380	210,601
PEN 38,781,000	Bank of America Securities	07/25/13	USD 13,900,000	(9,553)

Cross Currency Contracts to Buy
NOK 15,000,000	Bank of America N.A.	07/25/13	HUF 582,315,000	(96,354)
NOK 21,450,000	Bank of America N.A.	07/25/13	HUF 838,094,400	(161,491)

Net Unrealized Appreciation				$485,859

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts
Futures Contracts-Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/19/13	986	USD 128,910,814	$(4,120,189)

Futures Contracts-Short
U.S. Treasury Note 2 Year Futures	09/30/13	(162)	USD (35,669,645)	29,645
U.S. Treasury Note 5 Year Futures	09/30/13	(20)	USD (2,414,263)	(6,674)
Ultra Long U.S. Treasury Bond Futures	09/19/13	(181)	USD (25,326,857)	739,138

Net Unrealized Depreciation				$(3,358,080)

Options Written
Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	$131.5	07/26/13	(934)	$(245,059)	$(14,594)	$230,465
Call - U.S. Treasury Note 10 Year Futures	129.5	07/26/13	(1,556)	(320,724)	(170,188)	150,536
Put - U.S. Treasury Note 10 Year Futures	127.5	07/26/13	(467)	(144,420)	(693,203)	(548,783)
Put - U.S. Treasury Note 10 Year Futures	125.5	07/26/13	(2,123)	(1,001,990)	(1,293,703)	(291,713)

Total Options Written				$(1,712,193)	$(2,171,688)	$(459,495)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Rouble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$502,402,842	$—	$502,402,842
Total U.S. Treasury & Government Agencies*	—	152,061,453	—	152,061,453
Total Foreign Government*	—	137,670,948	—	137,670,948
Total Mortgage-Backed Securities*	—	82,344,794	—	82,344,794
Total Asset-Backed Securities*	—	41,163,250	—	41,163,250
Total Preferred Stocks*	7,364,846	—	—	7,364,846
Total Municipals	—	7,344,285	—	7,344,285
Total Purchased Options*	5,057,562	—	—	5,057,562
Common Stocks
Marine	—	—	991,975	991,975
Real Estate Management & Development	1,499,280	—	—	1,499,280
Total Common Stocks	1,499,280	—	991,975	2,491,255
Total Floating Rate Loans*	—	1,356,023	—	1,356,023
Total Warrants*	—	188,847	—	188,847
Short-Term Investments
Mutual Fund	91,114,493	—	—	91,114,493
Repurchase Agreement	—	42,038,000	—	42,038,000
Total Short-Term Investments	91,114,493	42,038,000	—	133,152,493
Total Investments	$105,036,181	$966,570,442	$991,975	$1,072,598,598

Collateral for securities loaned (Liability)	$—	$(91,114,493)	$—	$(91,114,493)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$2,122,455	$—	$2,122,455
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,636,596)	—	(1,636,596)
Total Forward Contracts	$—	$485,859	$—	$485,859
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$768,783	$—	$—	$768,783
Futures Contracts (Unrealized Depreciation)	(4,126,863)	—	—	(4,126,863)
Total Futures Contracts	$(3,358,080)	$—	$—	$(3,358,080)
Written Options at Value	(2,171,688)	—	—	(2,171,688)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation	Balance as of June 30, 2013	Change in Unrealized Appreciation from investments still held at June 30, 2013
Common Stocks
Marine	$907,078	$84,897	$991,975	$84,897

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,072,598,598
Cash	5,927,700
Cash denominated in foreign currencies (c)	1,679,998
Restricted cash for futures contracts	889,006
Unrealized appreciation on forward foreign currency exchange contracts	2,122,455
Receivable for:
Investments sold	5,744,629
Fund shares sold	863,634
Interest	13,582,234
Miscellaneous assets	142,638

Total Assets	1,103,550,892
Liabilities
Payables for:
Investments purchased	5,549,485
TBA securities purchased	57,625,914
Fund shares redeemed	310,102
Options written at value (d)	2,171,688
Unrealized depreciation on forward foreign currency exchange contracts	1,636,596
Variation margin on futures contracts	117,316
Collateral for securities loaned	91,114,493
Accrued Expenses:
Management fees	441,212
Distribution and service fees	60,925
Deferred trustees’ fees	38,536
Other expenses	185,921

Total Liabilities	159,252,188

Net Assets	$944,298,704

Net Assets Consist of:
Paid in surplus	$954,172,230
Undistributed net investment income	23,276,083
Accumulated net realized loss	(8,134,206)
Unrealized depreciation on investments, written options contracts, futures contracts and foreign currency transactions	(25,015,403)

Net Assets	$944,298,704

Net Assets
Class A	$626,206,626
Class B	249,955,069
Class E	68,137,009
Capital Shares Outstanding*
Class A	47,602,761
Class B	19,089,527
Class E	5,196,393
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.15
Class B	13.09
Class E	13.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,094,259,025.
(b)	Includes securities loaned at value of $87,848,101.
(c)	Identified cost of cash denominated in foreign currencies was $1,718,860.
(d)	Premiums received on written options were $1,712,193.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$297,146
Interest	26,448,488
Securities lending income	200,124

Total investment income	26,945,758
Expenses
Management fees	3,054,301
Administration fees	7,112
Custodian and accounting fees	133,759
Distribution and service fees—Class B	327,541
Distribution and service fees—Class E	54,137
Audit and tax services	38,087
Legal	11,795
Trustees’ fees and expenses	16,044
Shareholder reporting	49,907
Insurance	883
Miscellaneous	7,341

Total expenses	3,700,907
Less management fee waiver	(206,724)

Net expenses	3,494,183

Net Investment Income	23,451,575

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,383,535
Futures contracts	1,544,913
Written options contracts	4,717,123
Foreign currency transactions	(31,155)

Net realized gain	11,614,416

Net change in unrealized appreciation (depreciation) on:
Investments	(41,620,227)
Futures contracts	(2,681,074)
Written options contracts	209,338
Foreign currency transactions	393,792

Net change in unrealized depreciation	(43,698,171)

Net realized and unrealized loss	(32,083,755)

Net Decrease in Net Assets From Operations	$(8,632,180)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,451,575	$36,210,811
Net realized gain	11,614,416	23,772,363
Net change in unrealized appreciation (depreciation)	(43,698,171)	48,038,444

Increase (decrease) in net assets from operations	(8,632,180)	108,021,618

From Distributions to Shareholders
Net investment income
Class A	(31,203,024)	(22,840,121)
Class B	(12,259,852)	(9,409,912)
Class E	(3,437,042)	(2,674,216)

Total distributions	(46,899,918)	(34,924,249)

Increase (decrease) in net assets from capital share transactions	(50,703,923)	48,978,461

Total increase (decrease) in net assets	(106,236,021)	122,075,830

Net Assets
Beginning of period	1,050,534,725	928,458,895

End of period	$944,298,704	$1,050,534,725

Undistributed Net Investment Income
End of period	$23,276,083	$46,724,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,152,752	$43,943,062	8,359,614	$112,147,731
Reinvestments	2,282,591	31,203,024	1,759,639	22,840,121
Redemptions	(8,495,393)	(121,387,873)	(3,966,827)	(53,182,535)

Net increase (decrease)	(3,060,050)	$(46,241,787)	6,152,426	$81,805,317

Class B
Sales	848,497	$11,760,092	1,263,282	$16,916,948
Reinvestments	900,136	12,259,852	727,758	9,409,912
Redemptions	(1,937,566)	(26,780,390)	(3,868,210)	(51,842,372)

Net decrease	(188,933)	$(2,760,446)	(1,877,170)	$(25,515,512)

Class E
Sales	187,281	$2,615,740	512,614	$6,859,672
Reinvestments	252,167	3,437,042	206,503	2,674,216
Redemptions	(559,005)	(7,754,472)	(1,260,647)	(16,845,232)

Net decrease	(119,557)	$(1,701,690)	(541,530)	$(7,311,344)

Increase (decrease) derived from capital shares transactions		$(50,703,923)		$48,978,461

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.98		$13.01	$12.90	$12.19	$10.30	$12.70

Income (Loss) From Investment Operations
Net investment income (a)	0.32		0.50	0.53	0.63	0.75	0.74
Net realized and unrealized gain (loss) on investments	(0.46)		0.96	0.24	0.87	2.28	(2.58)

Total from investment operations	(0.14)		1.46	0.77	1.50	3.03	(1.84)

Less Distributions
Distributions from net investment income	(0.69)		(0.49)	(0.66)	(0.79)	(0.79)	(0.49)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.69)		(0.49)	(0.66)	(0.79)	(1.14)	(0.56)

Net Asset Value, End of Period	$13.15		$13.98	$13.01	$12.90	$12.19	$10.30

Total Return (%) (b)	(1.16	)(c)	11.50	6.14	12.73	32.22	(15.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.67	0.67	0.69	0.65
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.61	0.63	0.63	0.67	N/A
Ratio of net investment income to average net assets (%)	4.67	(d)	3.70	4.13	5.00	6.87	6.34
Portfolio turnover rate (%)	71	(c)(f)	228 (f)	473	295	228	280
Net assets, end of period (in millions)	$626.2		$708.5	$578.9	$343.2	$418.6	$541.0

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.90		$12.93	$12.83	$12.13	$10.26	$12.65

Income (Loss) From Investment Operations
Net investment income (a)	0.30		0.46	0.49	0.59	0.70	0.71
Net realized and unrealized gain (loss) on investments	(0.45)		0.97	0.24	0.87	2.28	(2.57)

Total from investment operations	(0.15)		1.43	0.73	1.46	2.98	(1.86)

Less Distributions
Distributions from net investment income	(0.66)		(0.46)	(0.63)	(0.76)	(0.76)	(0.46)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.66)		(0.46)	(0.63)	(0.76)	(1.11)	(0.53)

Net Asset Value, End of Period	$13.09		$13.90	$12.93	$12.83	$12.13	$10.26

Total Return (%) (b)	(1.28	)(c)	11.29	5.83	12.45	31.89	(15.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.90	0.92	0.92	0.94	0.90
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.86	0.88	0.88	0.92	N/A
Ratio of net investment income to average net assets (%)	4.42	(d)	3.45	3.83	4.70	6.48	6.08
Portfolio turnover rate (%)	71	(c)(f)	228 (f)	473	295	228	280
Net assets, end of period (in millions)	$250.0		$268.0	$273.6	$227.6	$208.6	$170.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.93		$12.96	$12.85	$12.15	$10.27	$12.67

Income (Loss) From Investment Operations
Net investment income (a)	0.31		0.48	0.50	0.60	0.72	0.72
Net realized and unrealized gain (loss) on investments	(0.46)		0.96	0.25	0.88	2.29	(2.58)

Total from investment operations	(0.15)		1.44	0.75	1.48	3.01	(1.86)

Less Distributions
Distributions from net investment income	(0.67)		(0.47)	(0.64)	(0.78)	(0.78)	(0.47)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.67)		(0.47)	(0.64)	(0.78)	(1.13)	(0.54)

Net Asset Value, End of Period	$13.11		$13.93	$12.96	$12.85	$12.15	$10.27

Total Return (%) (b)	(1.18	)(c)	11.30	5.92	12.62	31.97	(15.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.80	0.82	0.82	0.84	0.80
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.76	0.78	0.78	0.82	N/A
Ratio of net investment income to average net assets (%)	4.52	(d)	3.55	3.90	4.81	6.59	6.15
Portfolio turnover rate (%)	71	(c)(f)	228 (f)	473	295	228	280
Net assets, end of period (in millions)	$68.1		$74.0	$75.9	$89.9	$91.3	$80.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 37% and 84% for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, swap contract transactions, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $42,038,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)(b)	$5,057,562
	Unrealized appreciation on futures contracts*(b)	768,783	Unrealized depreciation on futures contracts*(b)	$4,126,863
			Options written at value (b)	2,171,688
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,122,455	Unrealized depreciation on forward foreign currency exchange contracts	1,636,596

Total		$7,948,800		$7,935,147

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Bank of America N.A.	$86,335	$(86,335)	$—	$—
Barclays Bank plc	210,601	—	—	210,601
Citibank N.A.	1,199,575	(431,815)	—	767,760
Goldman Sachs & Co.	592,135	—	—	592,135
UBS AG	33,809	—	—	33,809

	$2,122,455	$(518,150)	$—	$1,604,305

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Bank of America N.A.	$257,845	$(86,335)	$—	$171,510
Bank of America Securities	15,700	—	—	15,700
Citibank N.A.	431,815	(431,815)	—	—
JPMorgan Chase Bank N.A.	931,236	—	—	931,236

	$1,636,596	$(518,150)	$—	$1,118,446

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

	Interest Rate	Credit	Foreign Exchange	Total
Statement of Operations Location—Net Realized Gain (Loss)
Investments (a)	$(1,573,561)	$(2,809,083)	$(88,133)	$(4,470,777)
Forward foreign currency transactions	—	—	(36,041)	(36,041)
Futures contracts	1,544,913	—	—	1,544,913
Written options contracts	1,729,901	2,936,589	50,633	4,717,123

	$1,701,253	$127,506	$(73,541)	$1,755,218

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

	Interest Rate	Credit	Foreign Exchange	Total
Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)
Investments (a)	$2,439,438	$(896,062)	$(59,080)	$1,484,296
Forward foreign currency transactions	—	—	723,336	723,336
Futures contracts	(2,681,074)	—	—	(2,681,074)
Written options contracts	(600,803)	857,387	(47,246)	209,338

	$(842,439)	$(38,675)	$617,010	$(264,104)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount (c)
Investments (a)	$127,782,453
Forward Foreign currency transactions	117,816,389
Futures contracts long	139,183,333
Futures contracts short	173,716,667
Written options contracts	147,365,573

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Averages are based on activity levels during 2013.

Options Written

Portfolio transactions in options written during the six months ended June 30, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	$—	—	$—
Options written	224,000,000	4,350	1,982,103
Options bought back	(224,000,000)	—	(117,600)
Options expired	—	(1,860)	(1,298,720)

Options outstanding June 30, 2013	$—	2,490	$565,783

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	$838,000,000	415	$2,601,256
Options written	142,500,000	2,952	2,831,395
Options bought back	(47,500,000)	(415)	(999,177)
Options expired	(933,000,000)	(362)	(3,287,064)

Options outstanding June 30, 2013	$—	2,590	$1,146,410

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$400,320,660	$318,433,099	$465,611,408	$297,763,332

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were $367,437,242 and $368,049,583, respectively.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$3,054,301	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period January 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$34,924,249	$32,898,196	$—	$—	$—	$—	$34,924,249	$32,898,196

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$46,572,590	$—	$15,644,837	$(16,513,707)	$—	$45,703,720

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$2,454,113	$14,059,594	$16,513,707

MSF-35

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned -1.15%, -1.15%, and -1.08%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned -1.23%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economic recovery continued at a subdued pace over the first half of 2013. Economic growth has remained positive yet middling. The first quarter of 2013 annualized gross domestic product (“GDP”) growth rate was finalized at 1.8%, down from its previous estimate of 2.4%. GDP growth during the fourth quarter of 2012, which was finalized in April 2013, was only slightly positive at 0.4%. Overseas, Europe avoided falling back into crisis. The European Central Bank’s increased support from late 2012 helped contain sovereign yields which had threatened to skyrocket. Still, stress remains. Much of Europe remains mired in recession and high unemployment. February 2013 elections in Italy proved chaotic. Banks in the small island nation of Cyprus had to be rescued in March 2013 and sparked concerns of contagion. Continued tensions in Syria and renewed ones in Egypt have sparked concern but have not had a large impact on global markets.

The Federal Reserve (the “Fed”) remained accommodative and repeatedly indicated its intent to continue to do so. It kept the Fed target interest rate within a range of 0% to 0.25%, as expected. The Fed announced that it may begin to taper its $85 billion per month of quantitative easing-related asset purchases sooner than markets had anticipated, perhaps as early as September 2013. U.S. Treasury (“UST”) rates surged over May and June in reaction; the 10-year UST gained almost 100 basis points (bps) over the period to reach a year-to-date high of 2.60% in late June. The Fed attempted to emphasize that tapering decisions will be data-dependent—if the economy continues to improve then the prospect of tapering in the fall of 2013 may increase. However, the Fed has noted that the unemployment rate, which ended the period at 7.6% (above the Fed’s stated 6.5% threshold rate for tapering) actually overstates the health of the economy.

Despite the Fed’s ongoing balance sheet expansion via quantitative easing, inflation has remained subdued over the first six months of 2013 and has actually been on a downward trend. The non-seasonally adjusted headline inflation rate, the inflation rate that U.S. Treasury Inflation-Protected Securities (“TIPS”) use to adjust their par value and coupon payments, experienced two monthly declines so far in 2013 while averaging monthly increases of just 0.2%. On a year-over-year basis, headline inflation started the period at 1.7% and ended at 1.4%. This is at the low end of the Fed’s preferred inflation range. The Personal Consumption Expenditures (PCE) Price Index, the Fed’s preferred inflation indicator, ended June at a low 1.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark for the six month period ending June 30, 2013. The main contributor to performance was the Portfolio’s exposure to non-agency mortgage-backed securities (“MBS”) in which positive carry and a slight improvement in pricing brought in excess returns. MBS also benefited from technical factors such as positive demand and shrinking supply. The Portfolio’s allocation to MBS slightly declined from 3.6% to approximately 3.5% during this period due to principal pay-downs.

Exposure to Agency MBS was a drag on performance as agency mortgages underperformed duration-equivalent Treasuries. Overall MBS positioning was reduced early in the year as mortgage spreads tightened. As yields began to rise and mortgage spreads widened in the second quarter, the allocation to MBS was increased. We increased the Portfolio’s exposure to 15-year mortgage pools and decreased exposure to 30-year pools. We may continue to increase the MBS sector allocation should mortgages underperform further, given that MBS spreads are already at or above historical averages.

The Portfolio’s overweight allocation to agency debentures also detracted from performance as the sector underperformed equivalent UST on a duration-adjusted basis. Agency exposure was increased to somewhat higher yielding, non-housing related agency debt in recent quarters. Exposure to Fannie Mae and Freddie Mac agency debentures was lowered early in the year, along with exposure to Fannie Mae and Freddie Mac MBS, as spreads narrowed. However, as yield spreads widened along with other fixed income spread sectors in May and June, the allocation to agency debentures was also increased. At period end, spreads remained near their wides and, while hurting relative returns in the first half of 2013, should provide better total returns in the future given the yield advantage and continued U.S. government support. Some other agency issuers performed better than the housing-related Government Sponsored Enterprises (“GSE”). The Portfolio’s exposure to Private Export Funding and Postal Square securities, an Export Import Bank-backed security, did well on a relative basis.

An underweight duration position contributed to performance as rates rose while yield curve position detracted slightly. While the Portfolio had been cautiously positioned in fixed income early in 2013, duration exposure was added as yields rose. The Portfolio was overweight the front end of the yield curve, though even 4-year underperformed badly in the second quarter.

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

At period end, we continued to underweight Treasuries in favor of relative value opportunities within the agency debt and agency mortgage space. We also maintained our small allocation to Investment Grade Credit as well as non-agency mortgages as we believe that this sector’s returns remain skewed to the upside.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-1.15	0.39	3.54	3.05
Class B	-1.15	0.23	3.30	2.80
Class E	-1.08	0.31	3.39	2.90
Barclays U.S. Intermediate Government Bond Index	-1.23	-0.59	3.80	3.70

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Notes	37.4
Fannie Mae 30 Yr. Pool	11.5
Federal Farm Credit Bank	7.2
Federal National Mortgage Association	5.7
Federal Home Loan Mortgage Corp.	4.2
Government National Mortgage Association (CMO)	4.0
Federal Home Loan Bank	3.5
Private Export Funding Corp.	3.5
Fannie Mae 15 Yr. Pool	2.6
NCUA Guaranteed Notes	2.5

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	83.1
Corporate Bonds & Notes	8.5
Mortgage-Backed Securities	4.6
Foreign Government	2.9
Asset-Backed Securities	0.9

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.48%	$1,000.00	$988.50	$2.37
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$988.50	$3.60
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$989.20	$3.11
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—91.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—24.0%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	66,400,000	$66,783,872
4.500%, 03/01/20	163,998	177,935
5.000%, 03/01/18	284,340	303,682
6.500%, 06/01/17	76,509	81,213
7.000%, 12/01/14	2,328	2,393
7.000%, 07/01/15	616	618
7.500%, 02/01/16	25,146	25,462
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	1,974,253	2,101,109
4.500%, 12/01/31	2,460,948	2,621,407
Fannie Mae 30 Yr. Pool 2.500%, TBA (a)	2,700,000	2,508,469
3.000%, 09/01/42	14,646,236	14,331,949
3.000%, TBA (a)	31,600,000	30,874,186
3.500%, TBA (a)	56,200,000	57,051,778
4.000%, 11/01/41	9,929,216	10,358,411
4.000%, 12/01/41	364,000	379,734
4.000%, 06/01/42	8,037,383	8,401,584
4.000%, 07/01/42	6,188,058	6,498,678
4.000%, TBA (a)	90,800,000	94,591,608
4.500%, 04/01/41	22,028,462	23,491,946
4.500%, 06/01/41	1,976,449	2,094,066
4.500%, 09/01/41	3,765,711	4,014,600
4.500%, 10/01/41	17,444,580	18,487,496
5.000%, 07/01/33	840,691	909,470
5.000%, 09/01/33	967,061	1,046,179
5.000%, 10/01/35	2,689,670	2,909,730
5.000%, 01/01/39	35,990	39,491
5.000%, 08/01/39	96,287	106,274
5.000%, 12/01/39	56,314	62,100
5.000%, 05/01/40	128,986	142,411
5.000%, 07/01/40	110,852	122,234
5.000%, 11/01/40	2,650,095	2,923,547
5.000%, 01/01/41	78,420	86,493
5.000%, 02/01/41	149,941	164,969
5.000%, 04/01/41	285,046	314,483
5.000%, 05/01/41	5,612,777	6,193,424
5.000%, 06/01/41	435,789	480,921
5.000%, 05/01/42	723,703	787,665
6.000%, 04/01/33	210,827	232,252
6.000%, 02/01/34	45,421	50,671
6.000%, 11/01/35	467,058	514,494
6.000%, 08/01/37	1,020,274	1,138,161
6.500%, 03/01/26	2,472	2,732
6.500%, 04/01/29	102,286	113,091
7.000%, 11/01/28	2,906	3,394
7.000%, 02/01/29	3,999	4,669
7.000%, 01/01/30	2,537	2,963
7.000%, 10/01/37	107,954	125,554
7.000%, 11/01/37	60,938	70,873
7.000%, 12/01/37	70,867	82,420
7.000%, 02/01/38	89,757	104,493
7.000%, 08/01/38	94,009	109,442
7.000%, 09/01/38	7,267	8,459
7.000%, 11/01/38	543,224	632,406

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 02/01/39	4,902,381	$5,405,540
7.500%, 04/01/32	15,187	15,728
8.000%, 05/01/28	4,964	5,743
8.000%, 07/01/32	1,265	1,476
11.500%, 09/01/19	35	36
12.000%, 10/01/15	1,530	1,541
Fannie Mae ARM Pool 1.961%, 07/01/37 (b)	97,509	103,639
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	5,277,259	660,435
4.000%, 04/25/42 (c)	8,019,958	955,271
4.500%, 11/25/39 (c)	6,292,846	720,982
Fannie Mae Pool 3.500%, 10/01/42	12,342,177	12,331,450
3.500%, 12/01/42	1,970,554	1,976,176
3.500%, 05/01/43	497,983	499,409
4.000%, 10/01/42	3,434,589	3,543,500
5.000%, 05/01/40	55,839	61,587
6.500%, 12/01/27	5,571	5,685
6.500%, 04/01/29	3,692	3,962
6.500%, 05/01/32	82,181	89,424
12.000%, 01/15/16	234	235
12.500%, 09/20/15	65	65
12.500%, 01/15/16	955	962
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	1,434,677	1,329,802
3.000%, 12/25/27 (c)	14,866,608	1,852,018
5.500%, 07/25/41	6,807,585	7,781,213
5.500%, 04/25/42	5,700,000	6,248,340
5.907%, 07/25/40 (b) (c)	5,125,452	1,162,046
5.907%, 09/25/42 (b) (c)	2,473,660	517,304
5.957%, 03/25/42 (b) (c)	23,337,409	3,253,590
5.957%, 12/25/42 (b) (c)	1,755,935	430,714
6.000%, 05/25/42	6,071,237	6,713,562
6.307%, 10/25/40 (b) (c)	2,371,471	270,190
6.307%, 02/25/42 (b) (c)	4,408,073	1,045,681
6.337%, 12/25/40 (b) (c)	4,062,306	405,508
6.337%, 01/25/41 (b) (c)	9,406,876	1,430,762
6.357%, 07/25/39 (b) (c)	3,075,150	658,796
6.357%, 10/25/41 (b) (c)	13,454,011	2,172,589
6.407%, 10/25/40 (b) (c)	8,563,032	1,999,644
6.407%, 04/25/42 (b) (c)	6,834,443	1,331,074
6.457%, 02/25/41 (b) (c)	1,836,792	402,374
6.457%, 03/25/42 (b) (c)	5,643,062	986,362
6.500%, 06/25/39	1,103,733	1,230,753
6.500%, 07/25/42	9,100,000	10,311,683
9.750%, 11/25/18	2,595,269	2,961,824
9.750%, 08/25/19	864,642	988,088
Fannie Mae Whole Loan 3.483%, 01/25/43 (b)	488,409	528,169
Freddie Mac 15 Yr. Gold Pool 6.500%, 08/01/13	95	96
Freddie Mac 30 Yr. Gold Pool 5.000%, 08/01/33	62,749	67,937
6.000%, 10/01/36	2,846,234	3,175,650

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 6.500%, 09/01/39	1,083,217	$1,218,438
8.000%, 12/01/19	3,728	3,791
8.000%, 09/01/30	7,905	9,543
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	7,284	7,872
Freddie Mac ARM Non-Gold Pool 2.070%, 02/01/37 (b)	22,796	24,010
2.147%, 05/01/37 (b)	55,296	58,354
2.620%, 05/01/37 (b)	67,237	71,191
2.807%, 01/01/35	32,189	34,449
Freddie Mac Gold Pool 3.500%, 04/01/43	596,094	600,109
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	332,958
5.858%, 09/15/39 (b) (c)	4,335,646	916,421
5.958%, 10/15/42 (b) (c)	3,197,288	695,025
5.958%, 11/15/42 (b) (c)	2,834,662	696,109
6.000%, 05/15/36	2,139,160	2,323,772
6.408%, 11/15/41 (b) (c)	6,047,385	1,344,571
8.500%, 06/15/21	33,993	38,140
Ginnie Mae I 30 Yr. Pool 3.500%, TBA (a)	4,000,000	4,103,125
5.500%, 06/15/36	1,295,020	1,423,554
6.000%, 03/15/33	1,759,796	1,985,054
6.500%, 06/15/31	10,898	12,236
6.500%, 08/15/34	327,315	367,385
7.500%, 01/15/29	12,221	13,411
7.500%, 09/15/29	4,756	5,459
7.500%, 02/15/30	4,190	4,791
7.500%, 09/15/30	15,164	15,796
8.500%, 05/15/18	10,687	10,742
8.500%, 06/15/25	55,785	61,192
9.000%, 12/15/16	5,452	5,623
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	12,800,000	13,135,999
4.500%, 01/20/40	2,208,016	2,383,247
4.500%, 05/20/40	3,148,334	3,390,168
4.500%, 07/20/40	5,239,485	5,618,974
4.500%, 09/20/40	60,774	65,514
4.500%, 11/20/40	587,640	629,876
4.500%, 12/20/40	1,456,982	1,570,595
4.500%, 01/20/41	450,487	485,576
4.500%, 07/20/41	3,244,032	3,477,273
5.000%, 07/20/40	2,416,091	2,663,792
6.000%, 11/20/34	3,813	4,431
6.000%, 06/20/35	6,434	7,180
6.000%, 07/20/36	467,194	517,845
6.000%, 09/20/36	22,500	24,942
6.000%, 07/20/38	1,407,339	1,556,270
6.000%, 09/20/38	3,989,707	4,411,876
6.000%, 06/20/39	11,398	12,612
6.000%, 05/20/40	298,352	330,192
6.000%, 06/20/40	801,938	889,730
6.000%, 08/20/40	404,410	448,456
6.000%, 09/20/40	1,025,115	1,140,940

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 10/20/40	624,023	$694,297
6.000%, 11/20/40	785,089	876,203
6.000%, 01/20/41	912,099	1,015,243
6.000%, 03/20/41	3,522,822	3,923,220
6.000%, 07/20/41	727,891	810,105
6.000%, 12/20/41	658,435	738,993
6.500%, 10/20/37	1,020,122	1,148,231
Government National Mortgage Association (CMO) Zero Coupon, 12/20/60 (b)	36,889,594	36,819,503
0.578%, 12/20/60 (b)	23,418,006	23,236,024
0.598%, 12/20/60 (b)	8,764,446	8,696,548
0.678%, 03/20/61 (b)	6,698,198	6,679,456
0.698%, 12/20/60 (b)	26,698,197	26,650,247
5.908%, 08/16/42 (b) (c)	3,026,519	704,770
6.308%, 03/20/39 (b) (c)	1,434,773	240,565
6.358%, 11/20/38 (b) (c)	4,500,780	618,067
6.438%, 11/20/38 (b) (c)	1,020,799	124,497
6.458%, 11/16/41 (b) (c)	2,306,998	465,595
6.458%, 01/20/40 (b) (c)	3,085,149	653,461

		623,549,910

Federal Agencies—28.3%
Federal Farm Credit Bank 0.250%, 07/28/14	20,000,000	19,999,740
0.250%, 01/07/15	20,000,000	19,964,580
0.390%, 05/09/16	20,000,000	19,796,860
0.540%, 06/06/16	20,000,000	19,878,740
0.820%, 02/21/17	20,000,000	19,771,100
0.875%, 06/14/16	20,000,000	20,000,720
1.500%, 11/16/15 (e)	20,000,000	20,436,640
1.950%, 11/15/17	19,980,000	20,416,423
2.625%, 04/17/14	25,000,000	25,477,700
Federal Home Loan Bank 0.290%, 11/08/13	40,000,000	40,021,160
2.125%, 06/09/23	17,700,000	16,066,060
3.625%, 10/18/13	20,000,000	20,205,800
5.250%, 12/11/20	12,000,000	14,272,632
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	10,410,000	11,816,537
Federal Home Loan Mortgage Corp. 0.625%, 12/29/14 (e)	10,000,000	10,045,330
1.250%, 10/02/19	6,500,000	6,158,211
2.375%, 01/13/22 (e)	73,000,000	70,939,721
5.000%, 12/14/18 (e)	13,241,000	15,208,798
6.750%, 03/15/31	5,000,000	6,849,785
Federal National Mortgage Association Zero Coupon, 10/09/19 (e)	50,000,000	42,000,000
0.500%, 10/22/15	30,000,000	29,934,240
0.550%, 09/06/16	22,600,000	22,379,334
0.700%, 05/22/17	8,375,000	8,217,776
5.125%, 01/02/14	37,250,000	38,114,386
6.625%, 11/15/30	6,000,000	8,142,156

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Financing Corp. Fico Zero Coupon, 12/27/18	16,254,000	$14,700,768
Zero Coupon, 06/06/19	27,884,000	24,678,595
Zero Coupon, 09/26/19	14,535,000	12,665,610
Government Trust Certificate Zero Coupon, 10/01/16	8,567,000	8,162,286
National Archives Facility Trust 8.500%, 09/01/19	3,304,635	4,054,367
New Valley Generation II 5.572%, 05/01/20	9,970,336	11,382,119
Overseas Private Investment Corp. Zero Coupon, 11/18/13	5,000,000	5,087,850
Zero Coupon, 03/15/18	5,000,000	5,211,715
2.310%, 11/15/30	10,000,000	9,412,400
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/20	38,159,000	32,248,934
Tennessee Valley Authority 3.875%, 02/15/21 (e)	35,000,000	37,847,110
4.500%, 04/01/18 (e)	20,000,000	22,558,620

		734,124,803

U.S. Treasury—39.0%
U.S. Treasury Bonds 8.000%, 11/15/21 (e)	12,800,000	18,557,005
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18	15,089,550	15,478,574
0.125%, 01/15/23	8,059,520	7,814,583
U.S. Treasury Notes 0.250%, 05/31/14	40,000,000	40,023,440
0.250%, 07/15/15 (e)	270,000,000	269,261,820
0.250%, 10/15/15 (e)	180,000,000	179,198,460
0.750%, 06/30/17 (e)	283,000,000	279,462,500
1.500%, 07/31/16 (e)	44,000,000	45,048,432
2.375%, 02/28/15 (e)	120,000,000	124,148,400
3.125%, 05/15/21 (e)	30,000,000	32,214,840

		1,011,208,054

Total U.S. Treasury & Government Agencies (Cost $2,385,083,329)		2,368,882,767

Corporate Bonds & Notes—9.3%

Banks—1.8%
National Australia Bank, Ltd. 1.250%, 03/08/18 (144A) (e)	13,000,000	12,555,582
National Bank of Canada 2.200%, 10/19/16 (144A) (e)	13,000,000	13,426,413
Stadshypotek AB 1.875%, 10/02/19 (144A) (e)	5,000,000	4,781,500
UBS AG 0.750%, 03/24/17 (144A) (e)	16,000,000	15,826,928

		46,590,423

Diversified Financial Services—7.2%
COP I LLC 3.650%, 12/05/21	10,865,164	$11,651,432
MSN 41079 & 41084, Ltd. 1.717%, 07/13/24	9,437,780	9,101,295
NCUA Guaranteed Notes 3.000%, 06/12/19	16,250,000	16,996,038
3.450%, 06/12/21	45,000,000	47,071,800
Postal Square, L.P. 6.500%, 06/15/22	9,911,160	11,823,448
Private Export Funding Corp. 2.250%, 12/15/17	40,000,000	41,384,560
3.050%, 10/15/14	20,000,000	20,691,760
4.950%, 11/15/15	25,000,000	27,516,525

		186,236,858

Oil & Gas—0.3%
Petroleos Mexicanos 1.700%, 12/20/22	9,500,000	9,310,465

Total Corporate Bonds & Notes (Cost $242,752,415)		242,137,746

Mortgage-Backed Securities—5.0%

Collateralized Mortgage Obligations—3.1%
American Home Mortgage Assets LLC 0.383%, 09/25/46 (b)	1,116,527	756,034
0.383%, 12/25/46 (b)	3,240,181	2,090,167
Banc of America Funding Corp. 2.397%, 06/20/35 (b)	470,245	289,341
Banc of America Mortgage 2005-F Trust 2.954%, 07/25/35 (b)	214,161	199,653
Citigroup Mortgage Loan Trust, Inc. 2.570%, 10/25/35 (b)	397,543	381,190
Countrywide Alternative Loan Trust 0.392%, 07/20/46 (b)	4,451,351	2,417,627
0.422%, 07/20/35 (b)	1,577,047	1,318,150
0.483%, 05/25/34 (b)	3,963,225	3,624,504
Countrywide Home Loan Mortgage Pass-Through Trust 0.553%, 03/25/35 (144A) (b)	173,236	150,818
0.613%, 07/25/36 (144A) (b)	1,429,102	1,239,629
Deutsche Mortgage Securities, Inc. 5.235%, 06/26/35 (144A) (b)	4,870,000	4,970,746
FDIC Structured Sale Guaranteed Notes 0.744%, 02/25/48 (144A) (b)	2,601,244	2,597,134
First Horizon Alternative Mortgage Securities 0.563%, 02/25/37 (b)	385,552	237,194
GMAC Mortgage Corp. Loan Trust 3.231%, 11/19/35 (b)	1,112,461	1,011,812
Greenpoint Mortgage Funding Trust 0.273%, 02/25/47 (b)	270,208	231,989
GSMPS Mortgage Loan Trust 0.543%, 01/25/35 (144A) (b)	550,806	471,944
0.593%, 06/25/34 (144A) (b)	952,627	855,480
3.450%, 06/25/34 (144A) (b)	5,653,095	5,094,671

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust 2.759%, 04/25/35 (b)	1,202,054	$1,119,877
HarborView Mortgage Loan Trust 0.342%, 01/25/47 (b)	528,278	400,983
0.372%, 11/19/46 (b)	188,765	124,752
0.392%, 09/19/46 (b)	448,759	339,850
Impac Secured Assets CMN Owner Trust 0.513%, 03/25/36 (b)	5,819,332	4,125,464
JPMorgan Mortgage Trust 2.192%, 06/25/34 (b)	404,464	402,756
Luminent Mortgage Trust 0.383%, 05/25/46 (b)	3,586,270	2,458,076
MASTR Adjustable Rate Mortgages Trust 0.393%, 05/25/47 (b)	7,315,188	4,741,602
0.974%, 12/25/46 (b)	7,104,930	3,766,935
2.301%, 02/25/34 (b)	295,900	290,314
3.373%, 12/25/34 (b)	25,837	24,945
MASTR Reperforming Loan Trust 0.543%, 05/25/35 (144A) (b)	463,861	387,447
3.298%, 05/25/35 (144A) (b)	5,425,564	4,452,142
4.961%, 05/25/36 (144A) (b)	4,471,999	4,211,554
6.000%, 08/25/34 (144A)	116,989	120,509
7.000%, 08/25/34 (144A)	555,090	575,480
MASTR Seasoned Securities Trust 3.688%, 10/25/32 (b)	30,660	30,109
Merrill Lynch Mortgage Investors Trust 0.463%, 04/25/35 (b)	73,314	69,689
Morgan Stanley Mortgage Loan Trust 0.263%, 06/25/36 (b)	848,261	414,607
2.524%, 07/25/35 (b)	475,176	388,968
2.643%, 10/25/34 (b)	247,974	247,427
NovaStar Mortgage-Backed Notes 0.383%, 09/25/46 (b)	3,254,881	2,585,108
Provident Funding Mortgage Loan Trust 2.646%, 10/25/35 (b)	201,524	200,579
2.736%, 05/25/35 (b)	1,241,323	1,197,955
RALI Trust
0.353%, 01/25/37 (b)	610,828	419,180
0.593%, 10/25/45 (b)	558,755	404,377
3.723%, 12/25/35 (b)	3,004,370	2,302,495
RFMSI Trust 4.750%, 12/25/18	626,410	640,331
SACO I, Inc. 9.120%, 06/25/21 (144A) (b)	2,267,081	2,295,285
Structured Adjustable Rate Mortgage Loan Trust 2.514%, 05/25/35 (b)	6,060,031	5,544,522
Structured Asset Mortgage Investments II Trust 0.373%, 07/25/46 (b)	334,399	250,951
Structured Asset Securities Corp. 0.543%, 04/25/35 (144A) (b)	4,060,279	3,308,210
3.479%, 06/25/35 (144A) (b)	233,765	207,842
Structured Asset Securities Corp. Mortgage Loan Trust 0.593%, 09/25/33 (144A) (b)	52,834	48,191

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust 6.098%, 09/25/37 (b)	128,668	$132,892
6.128%, 09/25/37 (b)	136,376	133,548
WaMu Mortgage Pass-Through Certificates 0.453%, 11/25/45 (b)	108,150	96,166
0.463%, 12/25/45 (b)	2,785,553	2,458,231
0.483%, 12/25/45 (b)	230,217	206,947
0.513%, 08/25/45 (b)	264,810	237,920
0.593%, 08/25/45 (b)	544,129	471,786
0.919%, 06/25/47 (b)	298,000	246,502
2.451%, 04/25/35 (b)	100,000	90,986

		80,111,573

Commercial Mortgage-Backed Securities — 1.9%
Banc of America Commercial Mortgage Trust 6.395%, 02/10/51 (b)	80,000	91,671
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	18,255,911	18,834,714
NCUA Guaranteed Notes Trust 2.900%, 10/29/20	30,000,000	31,312,590

		50,238,975

Total Mortgage-Backed Securities (Cost $122,003,643)		130,350,548

Foreign Government—3.2%

Sovereign—3.2%
Egypt Government AID Bonds 4.450%, 09/15/15	20,000,000	21,706,800
Israel Government AID Bonds Zero Coupon, 08/15/16	28,251,000	27,379,400
Zero Coupon, 09/15/16	10,000,000	9,673,950
Zero Coupon, 11/15/18	20,869,000	18,988,515
Province of British Columbia 2.650%, 09/22/21 (e)	4,000,000	3,982,120

Total Foreign Government (Cost $81,813,694)		81,730,785

Asset-Backed Securities—1.0%

Asset-Backed - Credit Card — 0.0%
Compucredit Acquired Portfolio Voltage Master Trust 0.363%, 09/17/18 (144A) (b)	313,365	311,093

Asset-Backed - Home Equity—0.1%
Bayview Financial Acquisition Trust 0.780%, 08/28/44 (b)	7,056	7,010
Bayview Financial Asset Trust 0.793%, 12/25/39 (144A) (b)	351,202	327,127
EMC Mortgage Loan Trust 0.643%, 12/25/42 (144A) (b)	99,429	86,241

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Home Equity Mortgage Loan Asset-Backed Trust 0.453%, 06/25/36 (b)	4,648,997	$1,054,369
Morgan Stanley Mortgage Loan Trust 0.283%, 12/25/36 (b)	294,047	151,911
0.493%, 03/25/36 (b)	2,075,810	848,415
Option One Mortgage Loan Trust 0.773%, 06/25/33 (b)	139,180	128,275
Structured Asset Securities Corp. Mortgage Loan Trust 0.413%, 02/25/36 (144A) (b)	4,943,087	354,375

		2,957,723

Asset-Backed - Other—0.4%
ACE Securities Corp. 0.453%, 02/25/31 (b)	705,490	639,844
Amortizing Residential Collateral Trust 0.873%, 01/01/32 (b)	73,362	62,678
Countrywide Home Equity Loan Trust 0.333%, 07/15/36 (b)	1,659,671	1,373,356
0.343%, 11/15/36 (b)	70,125	59,380
0.473%, 02/15/34 (b)	386,688	286,865
0.483%, 02/15/34 (b)	229,490	189,947
Fremont Home Loan Trust 0.293%, 08/25/36 (b)	190,103	70,962
GMAC Mortgage Corp. Loan Trust 0.373%, 12/25/36 (b)	776,549	651,511
0.403%, 11/25/36 (b)	4,248,904	3,262,691
GSAMP Trust 0.283%, 05/25/36 (b)	1,301,188	237,298
GSR Loan Trust 0.733%, 11/25/30 (b)	18,586	2,355
Ownit Mortgage Loan Trust 3.708%, 12/25/36 (b)	1,407,034	635,419
RAAC Series 0.463%, 05/25/36 (144A) (b)	2,198,378	1,943,830
SACO I, Inc. 0.453%, 06/25/36 (b)	1,159,203	729,176
0.493%, 04/25/36 (b)	474,491	320,113
0.713%, 06/25/36 (b)	19,344	20,394
Soundview Home Loan Trust 5.645%, 10/25/36 (b)	392,624	338,260
WMC Mortgage Loan Trust 0.822%, 07/20/29 (b)	31,216	29,052

		10,853,131

Asset-Backed - Student Loan—0.5%
NCUA Guaranteed Notes Trust 2010-A1 0.543%, 12/07/20 (b)	11,573,893	11,606,300

Total Asset-Backed Securities (Cost $35,034,491)		25,728,247

Short-Term Investments—4.8%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.5%
State Street Navigator Securities Lending MET Portfolio (f)	116,068,666	$116,068,666

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $7,061,006 on 07/01/13, collateralized by $7,535,000 Federal National Mortgage Association at 2.230% due 12/06/22 with a value of $7,205,344.	7,061,000	7,061,000

Total Short-Term Investments (Cost $123,129,666)		123,129,666

Total Investments—114.6% (Cost $2,989,817,238) (g)		2,971,959,759
Other assets and liabilities (net)—(14.6)%		(377,497,517)

Net Assets—100.0%		$2,594,462,242

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $718,787,607 and the collateral received consisted of cash in the amount of $116,068,666 and non-cash collateral with a value of $620,212,561. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2013, the aggregate cost of investments was $2,989,817,238. The aggregate unrealized appreciation and depreciation of investments were $36,884,171 and $(54,741,650), respectively, resulting in net unrealized depreciation of $(17,857,479).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $99,434,885, which is 3.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts
Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	09/30/13	(264)	USD	(31,773,017)	$(183,358)
U.S. Treasury Note 10 Year Futures	09/19/13	(1,668)	USD	(213,554,985)	2,448,735
Ultra Long U.S. Treasury Bond Futures	09/19/13	(363)	USD	(50,878,531)	1,567,250

Net Unrealized Appreciation					$3,832,627

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,368,882,767	$—	$2,368,882,767
Total Corporate Bonds & Notes*	—	242,137,746	—	242,137,746
Total Mortgage-Backed Securities*	—	130,350,548	—	130,350,548
Total Foreign Government*	—	81,730,785	—	81,730,785
Total Asset-Backed Securities*	—	25,728,247	—	25,728,247
Short-Term Investments
Mutual Fund	116,068,666	—	—	116,068,666
Repurchase Agreement	—	7,061,000	—	7,061,000
Total Short-Term Investments	116,068,666	7,061,000	—	123,129,666
Total Investments	$116,068,666	$2,855,891,093	$—	$2,971,959,759

Collateral for securities loaned (Liability)	$—	$(116,068,666)	$—	$(116,068,666)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,015,985	$—	$—	$4,015,985
Futures Contracts (Unrealized Depreciation)	(183,358)	—	—	(183,358)
Total Futures Contracts	$3,832,627	$—	$—	$3,832,627

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,971,959,759
Cash	728,438
Restricted cash for futures contracts	3,049,904
Receivable for:
TBA securities sold	87,082,172
Fund shares sold	643,816
Interest	8,939,830
Variation margin on futures contracts	33,375
Miscellaneous assets	160,516

Total Assets	3,072,597,810
Liabilities
Payables for:
Investments purchased	1,058,010
TBA securities purchased	358,711,512
Fund shares redeemed	970,743
Collateral for securities loaned	116,068,666
Accrued expenses:
Management fees	980,907
Distribution and service fees	118,812
Deferred trustees’ fees	37,555
Other expenses	189,363

Total Liabilities	478,135,568

Net Assets	$2,594,462,242

Net assets consist of:
Paid in surplus	$2,614,771,715
Undistributed net investment income	13,346,643
Accumulated net realized loss	(19,791,780)
Unrealized depreciation on investments and futures contracts	(13,864,336)

Net Assets	$2,594,462,242

Net Assets
Class A	$2,011,016,120
Class B	543,739,605
Class E	39,706,517
Capital Shares Outstanding*
Class A	168,074,962
Class B	45,629,507
Class E	3,329,282
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.96
Class B	11.92
Class E	11.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,989,817,238.
(b)	Includes securities loaned at value of $718,787,607.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$20,258,007
Securities lending income	312,623

Total investment income	20,570,630
Expenses
Management fees	6,148,638
Administration fees	17,788
Custodian and accounting fees	111,588
Distribution and service fees—Class B	696,445
Distribution and service fees—Class E	31,184
Audit and tax services	28,350
Legal	11,795
Trustees’ fees and expenses	16,045
Shareholder reporting	74,013
Insurance	1,021
Miscellaneous	16,438

Total expenses	7,153,305
Less management fee waiver	(187,869)

Net expenses	6,965,436

Net Investment Income	13,605,194

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(7,847,413)
Futures contracts	6,086,234

Net realized loss	(1,761,179)

Net change in unrealized appreciation (depreciation) on:
Investments	(43,312,725)
Futures contracts	2,296,920

Net change in unrealized depreciation	(41,015,805)

Net realized and unrealized loss	(42,776,984)

Net Decrease in Net Assets from Operations	$(29,171,790)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,605,194	$25,035,636
Net realized gain (loss)	(1,761,179)	30,322,134
Net change in unrealized appreciation (depreciation)	(41,015,805)	27,380,882

Increase (decrease) in net assets from operations	(29,171,790)	82,738,652

From Distributions to Shareholders
Net investment income
Class A	(43,315,200)	(40,807,280)
Class B	(10,582,515)	(10,274,093)
Class E	(813,173)	(927,136)

Total distributions	(54,710,888)	(52,008,509)

Increase in net assets from capital share transactions	51,443,029	104,753,535

Total increase (decrease) in Net Assets	(32,439,649)	135,483,678

Net Assets
Beginning of period	2,626,901,891	2,491,418,213

End of period	$2,594,462,242	$2,626,901,891

Undistributed Net Investment Income
End of period	$13,346,643	$54,452,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,712,296	$70,253,450	13,517,982	$165,830,507
Reinvestments	3,562,105	43,315,200	3,372,502	40,807,280
Redemptions	(4,514,311)	(55,152,717)	(9,553,676)	(116,963,586)

Net increase	4,760,090	$58,415,933	7,336,808	$89,674,201

Class B
Sales	3,338,386	$40,742,226	8,844,216	$108,006,785
Reinvestments	873,145	10,582,515	851,915	10,274,093
Redemptions	(4,559,868)	(55,474,677)	(8,014,495)	(97,750,360)

Net increase (decrease)	(348,337)	$(4,149,936)	1,681,636	$20,530,518

Class E
Sales	111,504	$1,366,398	338,417	$4,138,565
Reinvestments	67,038	813,173	76,877	927,136
Redemptions	(408,992)	(5,002,539)	(861,429)	(10,516,885)

Net decrease	(230,450)	$(2,822,968)	(446,135)	$(5,451,184)

Increase derived from capital shares transactions		$51,443,029		$104,753,535

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.36		$12.21	$12.17	$11.86	$11.92	$12.48

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.13	0.18	0.17	0.36	0.50
Net realized and unrealized gain (loss) on investments	(0.21)		0.28	0.46	0.51	0.13	(0.53)

Total from investment operations	(0.14)		0.41	0.64	0.68	0.49	(0.03)

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.18)	(0.33)	(0.55)	(0.53)
Distributions from net realized capital gains	0.00		0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.26)		(0.26)	(0.60)	(0.37)	(0.55)	(0.53)

Net Asset Value, End of Period	$11.96		$12.36	$12.21	$12.17	$11.86	$11.92

Total Return (%) (b)	(1.15	)(c)	3.37	5.51	5.81	4.33	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(d)	0.50	0.49	0.50	0.52	0.52
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.49	0.49	0.52	N/A
Ratio of net investment income to average net assets (%)	1.09	(d)	1.03	1.51	1.36	3.04	4.12
Portfolio turnover rate (%)	105	(c)(f)	340 (f)	549	551	262	436
Net assets, end of period (in millions)	$2,011.0		$2,017.9	$1,904.6	$1,830.2	$1,259.0	$989.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.29		$12.15	$12.11	$11.81	$11.87	$12.43

Income (Loss) From Investment Operations
Net investment income (a)	0.05		0.10	0.15	0.13	0.32	0.46
Net realized and unrealized gain (loss) on investments	(0.19)		0.27	0.46	0.51	0.14	(0.52)

Total from investment operations	(0.14)		0.37	0.61	0.64	0.46	(0.06)

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.15)	(0.30)	(0.52)	(0.50)
Distributions from net realized capital gains	0.00		0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.23)		(0.23)	(0.57)	(0.34)	(0.52)	(0.50)

Net Asset Value, End of Period	$11.92		$12.29	$12.15	$12.11	$11.81	$11.87

Total Return (%) (b)	(1.15	)(c)	3.05	5.27	5.49	4.08	(0.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.75	0.74	0.75	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.74	0.74	0.77	N/A
Ratio of net investment income to average net assets (%)	0.84	(d)	0.78	1.26	1.12	2.79	3.87
Portfolio turnover rate (%)	105	(c)(f)	340 (f)	549	551	262	436
Net assets, end of period (in millions)	$543.7		$565.2	$538.2	$466.5	$356.3	$258.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.31		$12.16	$12.13	$11.82	$11.88	$12.44

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.11	0.16	0.15	0.34	0.48
Net realized and unrealized gain (loss) on investments	(0.20)		0.28	0.46	0.51	0.14	(0.53)

Total from investment operations	(0.14)		0.39	0.62	0.66	0.48	(0.05)

Less Distributions
Distributions from net investment income	(0.24)		(0.24)	(0.17)	(0.31)	(0.54)	(0.51)
Distributions from net realized capital gains	0.00		0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.24)		(0.24)	(0.59)	(0.35)	(0.54)	(0.51)

Net Asset Value, End of Period	$11.93		$12.31	$12.16	$12.13	$11.82	$11.88

Total Return (%) (b)	(1.08	)(c)	3.15	5.28	5.67	4.19	(0.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(d)	0.65	0.64	0.65	0.67	0.67
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.64	0.64	0.67	N/A
Ratio of net investment income to average net assets (%)	0.94	(d)	0.88	1.35	1.20	2.94	3.98
Portfolio turnover rate (%)	105	(c)(f)	340 (f)	549	551	262	436
Net assets, end of period (in millions)	$39.7		$43.8	$48.7	$57.6	$64.6	$70.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 60% and 164% for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus.

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and Treasury Inflation Protected Security (TIPS) deflation adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $7,061,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as restricted cash on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$4,015,985	Unrealized depreciation on futures contracts*	$183,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures Contracts	$6,086,234

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures Contracts	$2,296,920

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount (a)
Futures Contracts Long	$68,580,000
Futures Contracts Short	133,850,000

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,845,341,061	$57,843,760	$2,796,298,927	$86,842,123

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were $1,297,629,482 and $1,326,057,123, respectively.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2013	% per annum	Average daily net assets
$6,148,638	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period January 1, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Fund’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, the Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$52,008,509	$111,365,133	$—	$8,655,943	$—	$—	$52,008,509	$120,021,076

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,495,521	$—	$11,148,190	$—	$(2,027,322)	$63,616,389

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment long-term accumulated capital losses in the amount of $2,027,322 and no pre-enactment accumulated capital loss carryforwards.

MSF-21

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	August 28, 2013

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Chief Financial Officer and Treasurer
Date:	August 28, 2013

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act